As filed with the U.S. Securities and Exchange Commission on December 18, 2013

Securities Act File No. 2-91556

Investment Company Act File No. 811-4052

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 124

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 131

(Check appropriate box or boxes.)

Legg Mason Partners Money Market Trust*

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, New York, New York 10018

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason Partners Money Market Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on December 27, 2013 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

*	This filing relates solely to Western Asset Liquid Reserves, Western Asset U.S. Treasury Reserves, Western Asset Government Reserves, Western Asset Tax Free Reserves, Western Asset California Tax Free Money Market Fund, Western Asset Connecticut Municipal Money Market Fund and Western Asset New York Tax Free Money Market Fund.

Prospectus     December 27, 2013

WESTERN ASSET LIQUID RESERVES

Class (Ticker Symbol): A: LLAXX, B: LLBXX, C: LWCXX

WESTERN ASSET GOVERNMENT RESERVES

Class (Ticker Symbol): A: SMGXX

WESTERN ASSET TAX FREE RESERVES

Class (Ticker Symbol): A: LWAXX, B: LTBXX, C: LTCXX

WESTERN ASSET CALIFORNIA TAX FREE MONEY MARKET FUND

Class (Ticker Symbol): A: LOAXX

WESTERN ASSET CONNECTICUT MUNICIPAL MONEY MARKET FUND

Class (Ticker Symbol): A: CNNXX, I: CCYXX

WESTERN ASSET NEW YORK TAX FREE MONEY MARKET FUND

Class (Ticker Symbol): A: LNAXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Western Asset Money Market Funds

Western Asset Liquid Reserves

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	(If purchased through exchange up to 5.00% based on fund originally purchased)	(If purchased through exchange up to 1.00% based on fund originally purchased)
Small account fee[1]	$15	$15	$15

Annual fund operating expenses[2] (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management fees	0.45	0.45	0.45
Distribution and service (12b-1) fees	0.10	0.50	0.50
Other expenses	0.39	0.55	0.29
Total annual fund operating expenses	0.94	1.50	1.24
Fees waived and/or expenses reimbursed[3]	(0.34)	(0.40)	(0.14)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.60	1.10	1.10

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Liquid Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Liquid Reserves Portfolio.

[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares, 1.10% for Class B shares and 1.10% for Class C shares. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Western Asset Money Market Funds	3

Fees and expenses of the fund cont’d

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	61	230	452	1,092
Class B (with redemption at end of period)	612	694	841	1,555
Class B (without redemption at end of period)	112	394	741	1,555
Class C (with redemption at end of period)	212	365	654	1,475
Class C (without redemption at end of period)	112	365	654	1,475

The fund is a feeder fund that invests in securities through an underlying mutual fund, Liquid Reserves Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued or guaranteed by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or foreign governments. These securities may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. The fund generally limits its investments in foreign securities to U.S. dollar denominated obligations of issuers, including banks and foreign governments, located in the major industrialized countries, although with respect to bank obligations, the branches of the banks issuing the obligations may be located in The Bahamas or the Cayman Islands.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

4	Western Asset Money Market Funds

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

Western Asset Money Market Funds	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (12/31/2012): 0.00    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	Since inception	Inception date
Class A	0.01	0.01	08/16/2010
Class B	(4.99)	(1.26)	08/17/2010
Class C	(0.99)	0.01	04/01/2011

6	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
	Class A	Class B	Class C
General	1,000/50	1,000/50	1,000/50
Participants in eligible sweep accounts	None/None	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50
IRAs	250/50	250/50	250/50
SIMPLE IRAs	None/None	None/None	None/None
Systematic Investment Plans	50/50	50/50	50/50
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A
Eligible Investment Programs	None/None	N/A	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	N/A	None/None
Other Retirement Plans	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1,000/50

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	7

Western Asset Government Reserves

Investment objective

The fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class A shares of the fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none
Small account fee[1]	$15

Annual fund operating expenses[2] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.10
Other expenses	0.10
Total annual fund operating expenses	0.65
Fees waived and/or expenses reimbursed[3]	(0.05)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.60

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Government Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Government Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Government Portfolio.

[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A	61	197	352	801

The fund is a feeder fund that invests in securities through an underlying mutual fund, Government Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

8	Western Asset Money Market Funds

Principal investment strategies

The fund is a money market fund that invests exclusively in short-term U.S. government obligations, including U.S. Treasuries and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be issued at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Western Asset Money Market Funds	9

Certain risks cont’d

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

10	Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (12/31/2006): 1.19    Worst Quarter (03/31/2010): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class A	0.01	0.51	1.57

Western Asset Money Market Funds	11

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
Class A
General	1,000/50
Participants in eligible sweep accounts	None/None
Uniform Gifts or Transfers to Minor Accounts	1,000/50
IRAs	250/50
SIMPLE IRAs	None/None
Systematic Investment Plans	50/50
Clients of Eligible Financial Intermediaries	None/None
Eligible Investment Programs	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None
Other Retirement Plans	None/None
Institutional Investors	1,000/50

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

12	Western Asset Money Market Funds

Western Asset Tax Free Reserves

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	(If purchased through exchange up to 5.00% based on fund originally purchased)	(If purchased through exchange up to 1.00% based on fund originally purchased)
Small account fee[1]	$15	$15	$15

Annual fund operating expenses[2] (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management fees	0.45	0.45	0.45
Distribution and service (12b-1) fees	0.10	0.50	0.50
Other expenses	0.17	0.68	0.17
Total annual fund operating expenses	0.72	1.63	1.12
Fees waived and/or expenses reimbursed[3]	(0.12)	(0.53)	(0.02)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.60	1.10	1.10

[1]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Tax Free Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Tax Free Reserves Portfolio.

[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares, 1.10% for Class B shares and 1.10% for Class C shares. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Western Asset Money Market Funds	13

Fees and expenses of the fund cont’d

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	77	254	459	1,050
Class B (with redemption at end of period)	612	708	884	1,636
Class B (without redemption at end of period)	112	408	784	1,636
Class C (with redemption at end of period)	212	352	613	1,360
Class C (without redemption at end of period)	112	352	613	1,360

The fund is a feeder fund that invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the federal alternative minimum tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

14	Western Asset Money Market Funds

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Western Asset Money Market Funds	15

Certain risks cont’d

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

16	Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (12/31/2010): 0.00    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	Since inception	Inception date
Class A	0.01	0.01	08/17/2010
Class B	(4.99)	(1.27)	08/19/2010

Western Asset Money Market Funds	17

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
	Class A	Class B	Class C
General	1,000/50	1,000/50	1,000/50
Participants in eligible sweep accounts	None/None	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50
Systematic Investment Plans	50/50	50/50	50/50
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A
Eligible Investment Programs	None/None	N/A	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax and the federal alternative minimum tax. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

18	Western Asset Money Market Funds

Western Asset California Tax Free Money Market Fund

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class A shares of the fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none
Small account fee[1]	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.10
Other expenses	0.11
Total annual fund operating expenses	0.66
Fees waived and/or expenses reimbursed[2]	(0.06)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.60

[1]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A	61	198	355	810

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and California personal income tax. These municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities,

Western Asset Money Market Funds	19

Principal investment strategies cont’d

certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the federal alternative minimum tax and/or California state personal income tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

20	Western Asset Money Market Funds

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax or California state personal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recent economic downturn has had a severe and negative impact on the State of California, causing a significant deterioration in California’s economic base. California’s economic and fiscal problems heighten the risks of investing in California municipal securities, including the risks of downgrades, market illiquidity and issuer defaults.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset Money Market Funds	21

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (12/31/2012): 0.00    Worst Quarter (06/30/2012): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	Since inception	Inception date
Class A	0.01	0.01	03/30/2011

22	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
Class A
General	1,000/50
Sweep Feature	Variable/Variable
Systematic Investment Plans	50/50
Uniform Gifts or Transfers to Minor Accounts	1,000/50
Clients of Eligible Financial Intermediaries	None/None
Eligible Investment Programs	None/None
Institutional Investors	1,000/50

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax, the federal alternative minimum tax and California personal income tax. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	23

Western Asset Connecticut Municipal Money Market Fund

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none	None
Small account fee[1]	$15	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I
Management fees	0.45	0.45
Distribution and service (12b-1) fees	0.10	None
Other expenses	0.18	0.16
Total annual fund operating expenses	0.73	0.61
Fees waived and/or expenses reimbursed[2]	(0.13)	(0.11)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.60	0.50

[1]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares and 0.50% for Class I shares. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A	61	206	379	880
Class I	51	172	317	739

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative

24	Western Asset Money Market Funds

minimum tax, and Connecticut personal income tax. These municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in Connecticut municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the federal alternative minimum tax and/or Connecticut state personal income tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Western Asset Money Market Funds	25

Certain risks cont’d

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax or Connecticut state personal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in Connecticut municipal securities. The fund focuses its investments on Connecticut municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Connecticut municipal issuers.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

26	Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (06/30/2007): 0.77    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years	Since inception	Inception date
Class A	0.01	0.33	1.01
Class I	0.01	0.36	N/A	1.13	12/03/2003

Western Asset Money Market Funds	27

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
	Class A	Class I
General	1,000/50	1 million/None*
Sweep Feature	Variable/Variable	N/A
Systematic Investment Plans	50/50	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	None/None
Eligible Investment Programs	None/None	None/None
Institutional Investors	1,000/50	1 million/None

*	Available to individual investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax, the federal alternative minimum tax and Connecticut personal income tax. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

28	Western Asset Money Market Funds

Western Asset New York Tax Free Money Market Fund

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York state and New York City personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class A shares of the fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none
Small account fee[1]	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.10
Other expenses	0.07
Total annual fund operating expenses	0.62
Fees waived and/or expenses reimbursed[2]	(0.02)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.60

[1]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A	61	194	341	770

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and New York state and New York City personal income taxes. These municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin

Western Asset Money Market Funds	29

Principal investment strategies cont’d

Islands and Guam) and other qualifying issuers. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the federal alternative minimum tax and/or New York state and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

30	Western Asset Money Market Funds

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax or New York state and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset Money Market Funds	31

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (12/31/2012): 0.00    Worst Quarter (06/30/2012): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	Since inception	Inception date
Class A	0.01	0.01	03/30/2011

32	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
Class A
General	1,000/50
Sweep Feature	Variable/Variable
Systematic Investment Plans	50/50
Uniform Gifts or Transfers to Minor Accounts	1,000/50
Clients of Eligible Financial Intermediaries	None/None
Eligible Investment Programs	None/None
Institutional Investors	1,000/50

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax, the federal alternative minimum tax and New York state and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	33

More on the funds’ investment strategies, investments and risks

Each fund is a money market fund. Money market funds must follow strict rules about the quality, liquidity, maturity and other features of securities they purchase. Each fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

The investment objective of Western Asset Liquid Reserves (“Liquid Reserves”) is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Western Asset Government Reserves’ (“Government Reserves”) investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Western Asset Tax Free Reserves’ (“Tax Free Reserves”) investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Western Asset California Tax Free Money Market Fund’s (“California Tax Free Money Market Fund”) investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity. Western Asset Connecticut Municipal Money Market Fund’s (“Connecticut Municipal Money Market Fund”) investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity. Western Asset New York Tax Free Money Market Fund’s (“New York Tax Free Money Market Fund” and together with Tax Free Reserves, California Tax Free Money Market Fund and Connecticut Municipal Money Market Fund, the “Tax Free Funds”) investment objectives are to provide shareholders with high levels of current income exempt from federal, New York state and New York City personal income taxes, preservation of capital and liquidity.

Except for each Tax Free Fund’s 80% policy, discussed below, each fund’s investment strategies may be changed without shareholder approval. Each fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

Under normal market conditions, Tax Free Reserves invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax and/or the federal alternative minimum tax.

Under normal market conditions, California Tax Free Money Market Fund invests at least 80% of its assets in short-term high quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and California personal income tax (“California municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the federal alternative minimum tax and/or California state personal income tax.

Under normal market conditions, Connecticut Municipal Money Market Fund invests at least 80% of its assets in short-term high quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and Connecticut personal income tax (“Connecticut municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the federal alternative minimum tax and/or Connecticut state personal income tax.

Under normal market conditions, New York Tax Free Money Market Fund invests at least 80% of its assets in short-term high quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and New York state and New York City personal income taxes (“New York municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the federal alternative minimum tax and/or New York state and New York City personal income taxes.

Credit quality

Each of Liquid Reserves and Government Reserves invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. Each Tax Free Fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by a fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, a fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

Maturity

Each fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. Each fund maintains a weighted average maturity of not more than 60 days. In addition, each fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold.

34	Western Asset Money Market Funds

Liquidity

Each fund must follow strict rules with respect to the liquidity of its portfolio securities including, as applicable, daily and weekly liquidity requirements. In addition, a fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund. Securities that are deemed liquid at the time of purchase by a fund may become illiquid following purchase.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Municipal securities — each fund other than Government Reserves

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

California municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities.

Connecticut municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities.

New York municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle a fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Each Tax Free Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

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More on the funds’ investment strategies, investments and risks cont’d

U.S. Treasury obligations

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually. Treasuries also include STRIPS, TIPS and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts that are transferable through the federal book-entry system. Because payments on STRIPS are made only at maturity, during periods of changing interest rates, STRIPS may be more volatile than unstripped U.S. Treasury obligations with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index. At maturity, a TIPS holder is entitled to the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates decrease, particularly during periods of low inflation. FRNs are newly introduced floating rate notes that are indexed to the most recent 13-week Treasury bill auction High Rate, and which pay interest quarterly. U.S. Treasury obligations typically offer lower interest rates than other obligations.

U.S. government obligations

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that a fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Structured instruments — each fund other than Government Reserves

Structured instruments are specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Mortgage-backed and asset-backed securities — each fund other than Government Reserves

Mortgage-backed securities may be issued or guaranteed by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae, or by municipal issuers. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Banking industry concentration — each fund other than Government Reserves

Each fund other than Government Reserves may invest without limit in obligations of U.S. banks and up to 25% of its assets in U.S. dollar-denominated obligations of non-U.S. banks. Obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may be considered obligations of U.S. banks if they meet certain requirements. Any bank obligation purchased by a fund must be fully insured by the Federal Deposit

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Insurance Corporation or the issuing bank must have more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

Each fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. A fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Repurchase agreements

In a repurchase agreement, a fund purchases securities from a counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

Each fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although the funds do not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.

Variable rate demand notes — each fund other than Government Reserves

Variable rate demand notes (VRDNs) and other similar obligations are typically long term instruments issued with a floating rate of interest by municipalities or other issuers. The interest rate usually resets every one-to-seven days, based on a published interest rate index. Investors typically may resell a VRDN to a third-party financial intermediary serving as a remarketing agent on up to seven days’ notice. A VRDN may be supported by a liquidity facility or a letter of credit. These features permit the VRDN to be treated by a fund as a short-term instrument. Investments in VRDNs involve credit risk with respect to the issuer as well as with respect to the financial institutions providing remarketing, liquidity or credit support. In addition, failures or defaults by one or more of those entities could result in a fund holding a long-term fixed rate illiquid investment.

Defensive investing

Each Tax Free Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing, without limit, in any type of high quality taxable money market instruments or cash without regard to any percentage limitations.

Each fund may, without limit, hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund will not earn income on those assets.

If a fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. In addition, if any of the Tax Free Funds take a temporary defensive position, they may distribute income subject to federal, state and/or local taxes.

Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

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More on the funds’ investment strategies, investments and risks cont’d

Other investments

Each fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, a fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the subadviser:

–	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

–	Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

–

Measures the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

–

With respect to the Tax Free Funds, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Because the funds are subject to maturity limitations on the investments they may purchase, many of their investments are held until maturity. The subadviser may sell a security before maturity when it is necessary to do so to meet redemption requests. The subadviser may also sell a security if the subadviser believes the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a fund’s portfolio (for example, to reflect changes in the subadviser’s expectations concerning interest rates), or when the subadviser believes there is superior value in other market sectors or industries.

Investment structure

Liquid Reserves, Government Reserves and Tax Free Reserves do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to each of these funds in this Prospectus include the underlying fund. Each fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Board believes it to be in the best interests of the fund’s shareholders. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds may invest in the same underlying mutual fund. Those other funds may have lower fees and/or expenses, and correspondingly higher performance, than your fund. California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund may also invest in one or more other mutual funds or pooled investment vehicles in the future rather than investing directly in securities.

More on risks of investing in the funds

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the funds’ manager and its affiliates are under no obligation to provide financial support to the funds or take other measures to ensure that you do not lose money on your investment in a fund. You should not invest in a fund with the expectation that any such action will be taken.

There is no assurance that a fund will meet its investment objective.

A fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in a fund, or its yield, to decline. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of your investment in the fund may go down. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

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Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. Each fund is subject to strict rules about the credit quality of the securities in which it can invest. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by a fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by a fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. If a fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights.

Although a fund’s investments may be treated as short-term securities for the purposes of meeting regulatory maturity limitations, the actual maturity of a security may be longer, and the security’s value may decline on the basis of perceived longer term credit risk of the issuer.

Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if the subadviser believes that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, a fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. Any of these events may cause you to lose money.

Yield risk. Each fund invests in short-term money market instruments. As a result, the amount of income received by a fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, a fund’s expenses could absorb all or a significant portion of the fund’s income, and, if a fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1.00 share price. If interest rates increase, a fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a fund’s yield. Under these regulations, a fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and such a fund may have a lower yield than money market funds with a different shareholder base.

Risk of increase in expenses. Your actual costs of investing in a fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Structured securities risk (each fund other than Government Reserves). The value of a structured security depends on the value of the underlying assets and the terms of the particular security. Investment by a fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.

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More on the funds’ investment strategies, investments and risks cont’d

Risks associated with concentration in the banking industry. Each fund other than Government Reserves may concentrate in bank obligations. This means that an investment in a fund may be particularly susceptible to adverse events affecting the banking industry worldwide. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks have been particularly hard hit by problems in the real estate industry including defaults by borrowers and litigation relating to mortgage banking practices. Other bank activities such as investments in derivatives and foreign exchange practices also have caused losses. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in a fund may involve foreign investments risk.

Mortgage-backed and asset-backed securities risk (each fund other than Government Reserves). Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.

In response to the financial crisis that began in 2008, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. It is anticipated that this support will end, and mortgage rates may rise and prices of mortgage-backed securities may fall when that happens. To the extent a fund’s assets are invested in mortgage-backed securities, returns to fund investors may decline.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

Risks relating to investments in municipal securities (each fund other than Government Reserves). Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in municipal securities of one state. California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund may suffer more than a national fund from adverse events affecting California

40	Western Asset Money Market Funds

municipal issuers, Connecticut municipal issuers and New York municipal issuers, respectively. National economic conditions have contributed to a slowdown of the California, Connecticut and New York economies. The foregoing and other factors may result in losses to each fund. In addition, if California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund or New York Tax Free Money Market Fund has difficulty finding high quality California municipal securities, Connecticut municipal securities or New York municipal securities, respectively, to purchase the amount of the fund’s income that is subject to California, Connecticut or New York taxes, as applicable, could increase.

Risks associated with focusing on investments in California municipal securities (California Tax Free Money Market Fund). The recent economic downturn has had a severe and negative impact on the State of California. California has suffered job losses, significant foreclosures, a drop in housing prices and a severe contraction in new housing construction. Tax revenues have declined precipitously, resulting in large budget deficits and cash shortfalls. Despite recent indications that California is beginning to experience a gradual recovery, the State’s economy has not returned to pre-recession levels. Issuers and guarantors of California municipal securities may continue to experience reduced revenues as a result of the conditions described above. In addition, rising health care costs are increasing the State’s retirement benefit costs and the State faces mounting pension costs and unfunded pension liabilities. Failure to fund these costs in full is expected to increase the State’s future pension and retirement benefit obligations. Further reductions in federal funds could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. More detailed information about the economy of California may be found in the SAI.

Risks associated with focusing on investments in Connecticut municipal securities (Connecticut Municipal Money Market Fund). Connecticut is facing fiscal and economic challenges brought on by the recession. The State may experience a budget deficit in the current fiscal year and in subsequent periods if deficit mitigation efforts are unsuccessful. Additionally, the State’s unemployment rate, which has not returned to pre-recession levels, could have an adverse effect on State tax revenues. Rising health care costs are increasing the State’s retirement benefit costs, and pensions are underfunded. Failure to fund these costs in full is expected to increase the State’s future pension and retirement benefit obligations. Further reductions in federal funds could place additional strain on the State and may have a negative effect on the State’s ability to meet its obligations. These and other factors may affect adversely the ability of the issuers of Connecticut municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. More detailed information about the economy of Connecticut may be found in the SAI.

Risks associated with focusing on investments in New York municipal securities (New York Tax Free Money Market Fund). The national economic downturn has had a severe and negative impact on the State and on the City of New York, the heart of the financial services industry. State and local governments may continue to experience depressed revenues and budget gaps. State and local income taxes could be adversely affected by factors such as depressed levels of financial market activity, volatility in equity markets, fluctuations in energy prices, changes in real estate markets, and lower than projected employment levels and wages. In addition, rising health care costs are increasing the State’s retirement benefit costs, and pension liabilities are increasing. Further reductions in federal funds could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. More detailed information about the economy of New York may be found in the SAI.

Foreign investments risk (each fund other than Government Reserves). A fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of a fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for a fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

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More on the funds’ investment strategies, investments and risks cont’d

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If a fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected. In addition, a fund may suspend redemptions when permitted by applicable regulations.

Tax risk. There is no guarantee that the income on a Tax Free Fund’s municipal securities will remain exempt from regular federal income tax, the federal alternative minimum tax or the applicable state and city, if any, personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Each Tax Free Fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax and, as applicable, the federal alternative minimum tax and state and city, if any, personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, the federal alternative minimum tax and/or the applicable state and city, if any, personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of a Tax Free Fund’s income distributions may be subject to regular federal income tax, the federal alternative minimum tax or the applicable state and city, if any, personal income taxes, and distributions of any capital gains generally will be subject to regular federal income tax and applicable state and city, if any, personal income taxes. In addition, distributions of Tax Free Reserves’ income and capital gains will generally be subject to state and local taxes. Distributions of California Tax Free Money Market Fund’s, Connecticut Municipal Money Market Fund’s and New York Tax Free Money Market Fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than California, Connecticut and New York respectively.

Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI. Each fund intends to make complete portfolio holdings information as of the last business day of each month available on the fund’s website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) no later than five business days after month-end. Monthly portfolio holdings information will be available on the fund’s website for at least six months after posting.

For information about a fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the drop down menu.

42	Western Asset Money Market Funds

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of September 30, 2013, LMPFA’s total assets under management were approximately $211.5 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of each fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $442.7 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from each fund. The funds do not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2013, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $656.0 billion.

Management fee

Each fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% on assets up to and including $1 billion; 0.425% on assets over $1 billion, up to and including $2 billion; 0.400% on assets over $2 billion, up to and including $5 billion; 0.375% on assets over $5 billion, up to and including $10 billion; and 0.350% on assets over $10 billion.

For the fiscal year ended August 31, 2013, each of the following funds paid LMPFA an effective management fee equal to the following percentages of the fund’s average daily net assets for management services:

Fund	Fee rate (%)
Liquid Reserves	0.00
Government Reserves	0.00
Tax Free Reserves	0.00
California Tax Free Money Market Fund	0.00
Connecticut Municipal Money Market Fund	0.00
New York Tax Free Money Market Fund	0.00

A discussion regarding the basis for the Board’s approval of each of the above funds’ management agreement and subadvisory agreement is available in that fund’s Semi-Annual Report for the period ended February 28, 2013.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed the following percentages of the class’ average daily net assets, subject to recapture as described below:

Fund	Limit (%)
Liquid Reserves—Class A	0.60
Government Reserves—Class A	0.60
Tax Free Reserves—Class A	0.60
California Tax Free Money Market Fund—Class A	0.60
Connecticut Municipal Money Market Fund—Class A	0.60
New York Tax Free Money Market Fund—Class A	0.60
Liquid Reserves—Classes B and C	1.10
Tax Free Reserves—Classes B and C	1.10
Connecticut Municipal Money Market Fund—Class I	0.50

These arrangements are expected to continue until December 31, 2015, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. Additional amounts may be voluntarily waived and/or reimbursed from

Western Asset Money Market Funds	43

More on fund management cont’d

time to time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of a fund, in the class’ total annual operating expenses exceeding the applicable limit described above, or any other lower limit then in effect.

Recordkeeping fees

Each fund is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

Each fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, each fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares and up to 0.50% for Class B and Class C shares. Class I shares are not subject to any distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

44	Western Asset Money Market Funds

Choosing a class of shares to buy

Individual investors can generally invest in Class A shares of each fund. Class B and Class C shares may only be obtained by individual investors through exchange and may be subject to the contingent deferred sales charge of the fund that you originally purchased, up to a maximum of 5.00% for Class B shares and up to a maximum of 1.00% for Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares of a fund, if offered.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider the expenses paid by each class detailed in the fee table and example at the front of this Prospectus.

You may buy shares:

–

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”)

–	Directly from a fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

The funds offer one or more other share classes in addition to those offered in this Prospectus. Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about each fund’s classes of shares is available through the Legg Mason funds’ website.

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Western Asset Money Market Funds	45

Comparing the funds’ classes

The following table compares key features of the funds’ classes offered in this Prospectus. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	– No initial sales charge – No contingent deferred sales charge, except if acquired through exchange – Generally lower annual expenses than Class B and Class C	None[2]	None, although if acquired by exchange, you will be subject to the contingent deferred sales charge, if any, of the original fund’s shares, which could be up to 1.00%. There is no contingent deferred sales charge after 18 months	0.10% of average daily net assets	Class A shares of funds sold by the distributor
Class B

–  Available only through exchange from another fund

–  No initial sales charge

–  No contingent deferred sales charge, except if acquired through exchange

–  Converts to Class A after approximately 8 years

–  Generally higher annual expenses than Class A

		None	None, although if acquired by exchange, you will be subject to the contingent deferred sales charge, if any, of the original fund’s shares, which could be up to 5.00%. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.50% of average daily net assets	Class B shares of funds sold by the distributor
Class C

–  Available to individual investors only through exchange from another fund

–  No initial sales charge

–  No contingent deferred sales charge except if acquired through exchange

–  Generally does not convert to Class A

–  Generally higher annual expenses than Class A

		None	None, although if acquired by exchange, you will be subject to the contingent deferred sales charge, if any, of the original fund’s shares, which could be up to 1.00%. There is no contingent deferred sales charge after 1 year; waived for certain investors	0.50% of average daily net assets	Class C shares of funds sold by the distributor
Class I	– No initial or contingent deferred sales charge – Only offered to Institutional and other eligible investors – Generally lower annual expenses than Class A, Class B and Class C	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.
[2]	Initial sales charges may apply if you exchange shares of a fund for shares of another fund sold directly by the distributor.

46	Western Asset Money Market Funds

Sales charges

Class A shares

You buy Class A shares at net asset value with no initial sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if you redeem any of these shares within 18 months of the date you purchased shares of the original fund. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.

Class B shares

Class B shares are available only through exchanges of Class B shares of other funds sold by the distributor, at net asset value with no initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	Up to 5.00%	4.00%	3.00%	2.00%	1.00%	0%

LMIS will retain the contingent deferred sales charges on the fund you originally purchased. Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class B shares serviced by them.

Class B shares conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

Class C shares are available to individual investors only through exchange of Class C shares or Class C1 shares of other funds sold by the distributor, at net asset value with no initial sales charge. However, with respect to shares purchased through exchange, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased up to 1.00%.

Service Agents receive an annual fee of up to 0.10% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Western Asset Money Market Funds	47

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

–	When you exchange shares for shares of another fund sold by the distributor

–	On shares representing reinvested distributions and dividends

–	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

–	On payments made through certain systematic withdrawal plans

–	On certain distributions from a retirement plan

–	For retirement plans with omnibus accounts held on the books of a fund

–	For involuntary redemptions of small account balances

–	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

48	Western Asset Money Market Funds

Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class A and Class C shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. Retirement Plans that hold Class B shares may continue to hold those shares, but they may not add to their share positions, except through dividend reinvestment.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares.

Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets”, where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, each of which has different investment minimums, fees and expenses.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Western Asset Money Market Funds	49

Retirement and Institutional Investors — eligible investors cont’d

Class A shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of a fund may purchase Class A shares through programs sponsored by financial intermediaries.

Class B shares — Retirement Plans

Class B shares are no longer offered for purchase by new or existing investors. Institutional Investors and Retirement Plans that own Class B shares may continue to hold those shares, but they may not add to their Class B share positions, except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Class C shares — Retirement Plans

LMIS pays Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund an annual distribution and/or service fee of up to 0.10% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please read the SAI for more details.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from a fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

50	Western Asset Money Market Funds

Buying shares

Generally

You may buy shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:

–   Name of fund being bought

–   Class of shares being bought

–   Dollar amount or number of shares being bought

–   Account number (if existing account)

Through a Service Agent

You should contact your Service Agent to open an account and make arrangements to buy shares. If you are purchasing by wire you must contact your Service Agent to arrange for the wiring of federal funds.

Your Service Agent may charge an annual account maintenance fee.

Through a fund

Investors should contact the funds at 1-877-721-1926 or 1-203-703-6002 to open an account and make arrangements to buy shares.

If you are purchasing shares by wiring federal funds, you must contact the funds at 1-877-721-1926 or 1-203-703-6002 to arrange for the wiring of federal funds. If you are purchasing by check, enclose a check to pay for the shares.

For initial purchases, complete and send your account application to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Subsequent purchases should be sent to the same address.

If you pay by check and your check does not clear in due course, your purchase will be canceled and you will be responsible for any expenses and losses to the fund.

If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

Purchase requests placed by telephone during the fund service desk’s hours of operation and received in good order will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

–   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

–   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

–   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the funds’ agents may charge you a fee

Western Asset Money Market Funds	51

Buying shares cont’d

When shares begin to earn dividends

If your order for a purchase to be made in federal funds is received by a fund in good order on a fund business day prior to 12:00 noon (Eastern time) for each of the Tax Free Funds and prior to 4:00 p.m. (Eastern time) for Liquid Reserves and Government Reserves, shares purchased will normally be entitled to receive dividends declared on that day and orders received after the applicable time on a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

If you are purchasing through a Service Agent, you should check with your Service Agent to determine when your purchase order will be effective.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

52	Western Asset Money Market Funds

Exchanging shares

Generally	You may exchange shares of each fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. An exchange of shares of one fund for shares of another fund is generally a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at the final net asset value calculated on a fund business day after receipt by your Service Agent or the transfer agent of your exchange request in good order.

–   If you are a customer of a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges. Other shareholders should contact the funds at 1-877-721-1926 or 1-203-703-6002

–   Exchanges may be made only between accounts that have identical registrations

–   Not all funds offer all classes

–   Some funds are offered only in a limited number of states. Your Service Agent or the funds will provide information about the funds offered in your state

–   The exchange privilege may be changed or terminated at any time

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

–   Your shares may be subject to an initial sales charge at the time of the exchange

–   Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

–   For Class A, Class B and Class C share exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

–   Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

By telephone	You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002.
By mail

Contact your Service Agent or, if you hold shares directly with a fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of a fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

–   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

–   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

Western Asset Money Market Funds	53

Redeeming shares

Generally

You may redeem shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002 to redeem shares of the fund.

Redemption proceeds

If your redemption request is received in good order by your Service Agent or the transfer agent prior to 12:00 noon (Eastern time) on a fund business day and you request that same day proceeds be sent to you by wire, your redemption proceeds normally will be sent on that day, but in any event within seven days. If your request is received after 12:00 noon (Eastern time) on a day the fund is open for business, or if proceeds are to be sent by check, your redemption proceeds normally will be sent the next business day, but in any event within seven days. However, your proceeds may be delayed for up to 10 days if your share purchase was made by check.

You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through a fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The funds reserve the right to pay redemption proceeds by giving you securities instead of cash. You may pay transaction costs to dispose of the securities, and you may receive less than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with a fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Your written request must provide the following:

–   The fund name, the class of shares being redeemed and your account number

–   The dollar amount or number of shares being redeemed

–   Signature of each owner exactly as the account is registered

–   Signature guarantees, as applicable (see “Other things to know about transactions”)

54	Western Asset Money Market Funds

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002.

Please have the following information ready when you place your redemption request:

–   Name of fund being redeemed

–   Class of shares being redeemed

–   Account number

If you hold your shares directly with a fund and your telephonic redemption request is placed with the fund service desk during the fund service desk’s hours of operation and received in good order, your request will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

–   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

–   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

–   You must elect to have all dividends and distributions reinvested

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

Western Asset Money Market Funds	55

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed

–	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The funds generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with a fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with a fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using a fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the funds will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither a fund nor its agents will bear any liability for these transactions.

Each fund has the right to:

–	Suspend the offering of shares

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the funds or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the funds for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for a fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

56	Western Asset Money Market Funds

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

Each fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, a fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the funds or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the funds’ Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase a fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Western Asset Money Market Funds	57

Other things to know about transactions cont’d

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the funds described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Reduction in number of shares

In order to maintain a $1.00 per share net asset value, if the value of a fund’s assets were to decline, the fund could reduce the number of its outstanding shares through a reverse stock split. If this happens, although each share would continue to be valued at $1.00 per share, each shareholder will own fewer shares of the fund and lose money. A fund could do this if, for example, there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. By investing in a fund, you agree to this reduction should it become necessary to maintain a $1.00 per share net asset value.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

58	Western Asset Money Market Funds

Dividends, other distributions and taxes

Dividends and other distributions

Each fund calculates its net income and declares dividends each business day when it makes its final net asset value calculation. See “Buying shares” above for information about when recently purchased shares begin to earn dividends and “Redeeming shares” above for information about when shares redeemed cease to earn dividends. Dividends are distributed once a month, on or before the last business day of the month.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You normally will have to pay federal income tax on any dividends and other distributions you receive from Liquid Reserves or Government Reserves, whether the distributions are paid in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Other distributions are generally taxable as ordinary dividends. Liquid Reserves and Government Reserves do not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxed at reduced rates.

The Tax Free Funds expect that most of their distributions will be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Other distributions are generally taxable as ordinary dividends. The Tax Free Funds do not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

If you redeem shares or exchange them for shares of another fund, it is generally a taxable event. However, you will not have any gain or loss on the redemption or exchange so long as the fund whose shares you sell or exchange maintains a net asset value of $1.00 per share.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions, if any, paid by a fund.

A dividend declared by a fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

California Tax Free Money Market Fund: The fund expects that as long as the fund meets certain requirements, including that at least 50% of the value of the fund’s assets consists of certain qualifying California municipal obligations, shareholders of the fund will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from interest (less related expenses) from such California municipal obligations of the fund. The foregoing description is a general, abbreviated summary that relates solely to the California personal income taxation of dividends received by shareholders. Accordingly, potential investors, including, in particular, investors who may be subject to California corporate franchise tax or California corporate income tax, should consult with their own tax advisers.

Connecticut Municipal Money Market Fund: The fund expects that shareholders will not be subject to the Connecticut personal income tax on exempt-interest dividends received from the fund to the extent that those distributions are derived from interest on Connecticut municipal obligations or on obligations the interest on which Connecticut is prohibited from taxing by federal law, e.g., tax-exempt obligations that are issued by the governments of U.S. territories or possessions and their political subdivisions. Capital-gain dividends derived from Connecticut municipal obligations (but not capital gain dividends derived from obligations of U.S. territories or possessions and their political subdivisions) also are excluded from this tax. Distributions by the fund derived from interest income, other than interest on Connecticut municipal obligations or on obligations issued by the governments of U.S. territories or possessions and their political subdivisions, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax.

Western Asset Money Market Funds	59

Dividends, other distributions and taxes cont’d

New York Tax Free Money Market Fund: The fund expects that, to the extent that dividends received from the fund are derived from interest on New York municipal obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York state and New York City personal income tax purposes. Dividends from the fund are not excluded in determining New York state or New York City franchise taxes on corporations and financial institutions (with certain limited exceptions provided in the New York City Tax on banking corporations).

After the end of each year, your Service Agent or fund will provide you with information about the distributions and dividends you received, including, if applicable, exempt-interest dividends. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

60	Western Asset Money Market Funds

Share price/Fund business days

You may buy or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order. You may exchange shares at the final NAV calculated on a fund business day after receipt of your request in good order.

The funds use the amortized cost method to value their portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

Each fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. Each fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the funds will be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, a fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

Each fund typically calculates its NAV as of 12:00 noon (Eastern time) and as of the time it closes for business on each fund business day. However, a fund could, without advance notice, determine not to make an intraday calculation for a number of reasons such as unusual conditions in the bond, credit or other markets or unusual fund purchase or redemption activity. If a fund determined not to make an intraday calculation, purchases or redemptions would be effected at the next determined closing NAV, which may be greater or less than the price at which the purchase or redemption would otherwise have been effected.

On any day when the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, each fund reserves the right to close early and make its final NAV calculation as of the time of its early close.

Liquid Reserves normally closes for business at 4:00 p.m. (Eastern time). When the NYSE closes early on a business day before or after a day on which a national holiday is celebrated, Liquid Reserves will close for business and make its final NAV calculation as of such time the NYSE closes. For calendar year 2014, it is expected that the NYSE will close early at 1:00 p.m. (Eastern time) on July 3, 2014, November 28, 2014 and December 24, 2014. Each of the Tax Free Funds and Government Reserves normally closes for business at 4:00 p.m. (Eastern time). When SIFMA recommends an early close to the bond markets on a business day before or after a day on which a national holiday is celebrated, each of the Tax Free Funds will close for business and make their final NAV calculations as of 12:00 noon (Eastern time) on that day, and Government Reserves will close for business and make its final NAV calculation as of 2:00 p.m. (Eastern time) on that day. For calendar year 2014, SIFMA recommends an early close of the bond markets on April 17, 2014, May 23, 2014, November 28, 2014, December 24, 2014 and December 31, 2014. The schedule may be changed by SIFMA due to market conditions.

To determine whether a fund is open for business, please call the fund at 1-877-721-1926 or 1-203-703-6002. The fund service desk is generally open between 8:00 a.m. and 5:30 p.m. (Eastern time) but may close early under certain circumstances. You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Money Market Funds	61

Financial highlights

The financial highlights tables are intended to help you understand the performance of each fund’s Class A, Class B, Class C and Class I shares, as applicable, for the past five years, unless otherwise noted. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from each fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in each fund’s annual report (available upon request).

Western Asset Liquid Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares	2013[1]	2012	2011	2010[2]
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income[3]	0.000	0.000	0.000	0.000
Net realized gain (loss)[3]	(0.000)	0.000	0.000	0.000
Total income from operations[3]	0.000	0.000	0.000	0.000
Less distributions from:
Net investment income[3]	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions[3]	(0.000)	(0.000)	(0.000)	(0.000)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000
Total return[4]	0.01%	0.01%	0.01%	0.00%[5]
Net assets, end of year (000s)	$577,664	$581,386	$286,690	$6,290
Ratios to average net assets:
Gross expenses[6]	1.08%[7]	0.94%[7]	0.92%	0.59%[8]
Net expenses[6,9,10,11]	0.26	0.32	0.33	0.42	[8]
Net investment income	0.01	0.01	0.01	0.01	[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 16, 2010 (inception date) to August 31, 2010.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses. The ratios presented for the fiscal years prior to 2013 include a 0.10% management fee waiver.

[7]	The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 1.04% and 0.92% for the years ended August 31, 2013 and 2012, respectively.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	In order to maintain a minimum yield, additional waivers were implemented.

62	Western Asset Money Market Funds

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class B Shares	2013[1]	2012	2011	2010[2]
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income[3]	0.000	0.000	0.000	0.000
Net realized gain (loss)[3]	(0.000)	0.000	0.000	0.000
Total income from operations[3]	0.000	0.000	0.000	0.000
Less distributions from:
Net investment income[3]	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions[3]	(0.000)	(0.000)	(0.000)	(0.000)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000
Total return[4]	0.01%	0.01%	0.01%	0.00%[5]
Net assets, end of year (000s)	$6,972	$9,147	$8,689	$655
Ratios to average net assets:
Gross expenses[6]	1.63%[7]	1.37%[7]	1.36%	0.99%[8]
Net expenses[6,9,10,11]	0.27	0.32	0.33	0.42	[8]
Net investment income	0.01	0.01	0.01	0.01	[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 17, 2010 (inception date) to August 31, 2010.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses. The ratios presented for the fiscal years prior to 2013 include a 0.10% management fee waiver.

[7]	The gross expense ratio includes litigation fees. In the absence of the fees, the gross expense ratio would have been 1.60% and 1.35% for the years ended August 31, 2013 and 2012, respectively.

[8]	Annualized

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	63

Financial highlights cont’d

Western Asset Liquid Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class C Shares	2013[1]	2012	2011[2]
Net asset value, beginning of year	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income[3]	0.000	0.000	0.000
Net realized gain (loss)[3]	(0.000)	0.000	0.000
Total income from operations[3]	0.000	0.000	0.000
Less distributions from:
Net investment income[3]	(0.000)	(0.000)	(0.000)
Total distributions[3]	(0.000)	(0.000)	(0.000)
Net asset value, end of year	$1.000	$1.000	$1.000
Total return[4]	0.01%	0.01%	0.00%[5]
Net assets, end of year (000s)	$50,057	$60,940	$86,316
Ratios to average net assets:
Gross expenses[6]	1.38%[7]	1.30%[7]	1.25%[8]
Net expenses[6,9,10,11]	0.27	0.32	0.31	[8]
Net investment income	0.01	0.01	0.01	[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 1, 2011 (inception date) to August 31, 2011.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses. The ratios presented for the fiscal years prior to 2013 include a 0.10% management fee waiver.

[7]	The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 1.34% and 1.28% for the years ended August 31, 2013 and 2012, respectively.

[8]	Annualized

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	In order to maintain a minimum yield, additional waivers were implemented.

64	Western Asset Money Market Funds

Western Asset Government Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares[1,2]	2013[3]		2012		2011		2010		2009[4]		2008[5]
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations:
Net investment income	0.000	[6]	0.000	[6]	0.000	[6]	0.000	[6]	0.002		0.022
Net realized gain (loss)[6]	(0.000)		0.000		0.000		(0.000)		(0.000)		0.000
Proceeds from settlement of a regulatory matter	—		—		—		0.001		—		—
Total income from operations	0.000	[6]	0.000	[6]	0.000	[6]	0.001		0.002		0.022
Less distributions from:
Net investment income	(0.000)	[6]	(0.000)	[6]	(0.000)	[6]	(0.001)		(0.002)		(0.022)
Net realized gains	(0.000)	[6]	(0.000)	[6]	(0.000)	[6]	—		—		(0.000)	[6]
Total distributions	(0.000)	[6]	(0.000)	[6]	(0.000)	[6]	(0.001)		(0.002)		(0.022)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000
Total return[7]	0.01%		0.01%		0.02%		0.05%[8]		0.24%		2.24%
Net assets, end of year (billions)	$1		$1		$1		$5		$7		$8
Ratios to average net assets:
Gross expenses	0.75%		0.60%		0.56%		0.55%[9]		0.56%[9,10]		0.53%[9]
Net expenses[11,12]	0.15	[13,14]	0.14	[13,14]	0.19	[13,14]	0.30	[9,13,14]	0.55	[9,10,13,14]	0.53	[9]
Net investment income	0.01		0.01		0.01		0.01		0.37	[10]	2.16

[1]	On June 2, 2009, Exchange A shares were converted to Class A shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

On September 1, 2012, Western Asset Government Reserves became a feeder fund for Government Portfolio. Expense ratios disclosed for periods prior to August 31, 2013 are for Western Asset Government Reserves as a stand-alone fund.

[4]	For the period ended January 1, 2009 through August 31, 2009.

[5]	For the year ended December 31.

[6]	Amount represents less than $0.0005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been the same. Class A received $2,744,423 related to this distribution.

[9]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.54% and 0.30%, respectively, for the year ended August 31, 2010, 0.52% and 0.51%, respectively, for the year ended August 31, 2009 and would both have been 0.52% for the year ended December 31, 2008.

[10]	Annualized.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.70%.

[12]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[13]	Reflects fee waivers and/or expense reimbursements.

[14]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	65

Financial highlights cont’d

Western Asset Tax Free Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares	2013[1]	2012	2011	2010[2]
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income[3]	0.000	0.000	0.000	0.000
Net realized gain (loss)[3]	0.000	(0.000)	0.000	0.000
Total income from operations[3]	0.000	0.000	0.000	0.000
Less distributions from:
Net investment income[3]	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions[3]	(0.000)	(0.000)	(0.000)	(0.000)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000
Total return[4]	0.01%	0.01%	0.01%	0.00%[5]
Net assets, end of year (000s)	$156,071	$151,219	$123,474	$75
Ratios to average net assets:
Gross expenses[6]	0.85%[7]	0.65%[7]	0.63%	0.69%[8]
Net expenses[6,9,10,11]	0.16	0.25	0.33	0.38	[8]
Net investment income	0.01	0.01	0.01	0.02	[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 17, 2010 (inception date) to August 31, 2010.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses. The ratios presented for fiscal years prior to 2013 include a 0.15% management fee waiver.

[7]	The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.82% and 0.64% for the years ended August 31, 2013 and 2012, respectively.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[11]	In order to maintain a minimum yield, additional waivers were implemented.

66	Western Asset Money Market Funds

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class B Shares	2013[1]	2012	2011	2010[2]
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income[3]	0.000	0.000	0.000	0.000
Net realized gain (loss)[3]	0.000	(0.000)	0.000	0.000
Total income from operations[3]	0.000	0.000	0.000	0.000
Less distributions from:
Net investment income[3]	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions[3]	(0.000)	(0.000)	(0.000)	(0.000)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000
Total return[4]	0.01%	0.01%	0.01%	0.00%[5]
Net assets, end of year (000s)	$223	$137	$184	$47
Ratios to average net assets:
Gross expenses[6]	1.76%[7]	1.61%[7]	1.42%	1.09%[8]
Net expenses[6,9,10,11]	0.15	0.25	0.37	0.39	[8]
Net investment income	0.02	0.01	0.01	0.01	[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 19, 2010 (inception date) to August 31, 2010.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses. The ratios presented for fiscal years prior to 2013 include a 0.15% management fee waiver.

[7]	The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 1.73% and 1.60% for the years ended August 31, 2013 and 2012, respectively.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[11]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	67

Financial highlights cont’d

Western Asset Tax Free Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class C Shares[1]	2013[2]
Net asset value, beginning of period	$1.000
Income from operations:
Net investment income[3]	0.000
Net realized gain[3]	0.000
Total income from operations[3]	0.000
Less distributions from:
Net investment income[3]	(0.000)
Total distributions[3]	(0.000)
Net asset value, end of period	$1.000
Total return[4]	0.01%
Net assets, end of period (000s)	$119
Ratios to average net assets:
Gross expenses[5,6,7]	1.51%
Net expenses[5,6,8,9,10]	0.16
Net investment income[5]	0.01

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 23, 2012 (inception date) to August 31, 2013.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[7]	The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 1.47% for the period ended August 31, 2013.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	In order to maintain a minimum yield, additional waivers were implemented.

68	Western Asset Money Market Funds

Western Asset California Tax Free Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares	2013[1]		2012	2011[2]
Net asset value, beginning of year	$1.000		$1.000	$1.000
Income from operations:
Net investment income[3]	0.000		0.000	0.000
Net realized gain (loss)	(0.000)	[3]	0.000 [3]	—
Total income from operations[3]	0.000		0.000	0.000
Less distributions from:
Net investment income[3]	(0.000)		(0.000)	(0.000)
Net realized gains	(0.000)	[3]	—	—
Total distributions[3]	(0.000)		(0.000)	(0.000)
Net asset value, end of year	$1.000		$1.000	$1.000
Total return[4]	0.01%		0.01%	0.00%[5]
Net assets, end of year (000s)	$168,562		$138,438	$92,381
Ratios to average net assets:
Gross expenses[6]	0.69%		0.65%	0.65%[7]
Net expenses[8,9,10,11]	0.12		0.16	0.22	[7]
Net investment income	0.01		0.01	0.01	[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 30, 2011 (inception date) to August 31, 2011.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.66%, 0.64% and 0.64% for the years ended August 31, 2013, 2012 and for the period ended August 31, 2011, respectively.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	69

Financial highlights cont’d

Western Asset Connecticut Municipal Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Net realized gain	0.000	[2]	—		—		—		—
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.57%
Net assets, end of year (000s)	$27,366		$34,288		$23,468		$138,605		$134,674
Ratios to average net assets:
Gross expenses[4]	0.79%		0.74%		0.69%		0.70%[5]		0.68%[5]
Net expenses[6,7,8,9]	0.14		0.18		0.29		0.31	[5]	0.62 [5]
Net investment income	0.01		0.01		0.01		0.01		0.69

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.73%, 0.71%, 0.68%, 0.67% and 0.68% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.69% and 0.30%, respectively, for the year ended August 31, 2010 and 0.63% and 0.57%, respectively, for the year ended August 31, 2009.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.65%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

70	Western Asset Money Market Funds

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class I Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Net realized gain	0.000	[2]	—		—		—		—
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.64%
Net assets, end of year (000s)	$46,532		$43,582		$19,329		$13,953		$21,153
Ratios to average net assets:
Gross expenses[4]	0.68%		0.64%		0.60%		0.65%[5]		0.60%[5]
Net expenses[6,7,8,9]	0.14		0.18		0.29		0.31	[5]	0.54 [5]
Net investment income	0.01		0.01		0.01		0.01		0.81

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.61%, 0.61%, 0.59%, 0.62% and 0.59% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.63% and 0.29%, respectively, for the year ended August 31, 2010 and 0.53% and 0.47%, respectively, for the year ended August 31, 2009.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.55%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	71

Financial highlights cont’d

Western Asset New York Tax Free Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares	2013[1]	2012	2011[2]
Net asset value, beginning of year	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income[3]	0.000	0.000	0.000
Net realized loss	—	(0.000) [3]	(0.000)	[3]
Total income from operations[3]	0.000	0.000	0.000
Less distributions from:
Net investment income[3]	(0.000)	(0.000)	(0.000)
Total distributions[3]	(0.000)	(0.000)	(0.000)
Net asset value, end of year	$1.000	$1.000	$1.000
Total return[4]	0.01%	0.01%	0.00%[5]
Net assets, end of year (000s)	$251,318	$160,767	$69,588
Ratios to average net assets:
Gross expenses[6]	0.67%	0.62%	0.60%[7]
Net expenses[8,9,10,11]	0.16	0.19	0.25	[7]
Net investment income	0.01	0.01	0.01	[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 30, 2011 (inception date) to August 31, 2011.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.62% and 0.61% for the years ended August 31, 2013 and 2012, respectively, and 0.59% for the period ended August 31, 2011.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	In order to maintain a minimum yield, additional waivers were implemented.

72	Western Asset Money Market Funds

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

–	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926 or 1-203-703-6002.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Liquid Reserves

Class A, Class B and Class C

Government Reserves

Class A

Tax Free Reserves

Class A, Class B and Class C

California Tax Free Money Market Fund

Class A

Connecticut Municipal Money Market Fund

Class A and Class I

New York Tax Free Money Market Fund

Class A

You may visit the funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about a fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in a fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the funds if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the funds at 1-877-721-1926 or 1-203-703-6002, or by writing to the funds at 100 First Stamford Place, Attn: Shareholders Services – 5th Floor, Stamford, Connecticut 06902.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no(s). 811-04052)

WASX 013048ST 12/13

Prospectus     December 27, 2013

WESTERN ASSET LIQUID RESERVES

Class (Ticker Symbol): N: CIRXX

WESTERN ASSET U.S. TREASURY RESERVES

Class (Ticker Symbol): N: CISXX

WESTERN ASSET GOVERNMENT RESERVES

Class (Ticker Symbol): N: LGMXX

WESTERN ASSET TAX FREE RESERVES

Class (Ticker Symbol): N: CIXXX

WESTERN ASSET CALIFORNIA TAX FREE MONEY MARKET FUND

Class (Ticker Symbol): N: CFAXX

WESTERN ASSET CONNECTICUT MUNICIPAL MONEY MARKET FUND

Class (Ticker Symbol): N: CFNXX

WESTERN ASSET NEW YORK TAX FREE MONEY MARKET FUND

Class (Ticker Symbol): N: CIYXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Western Asset Money Market Funds

Western Asset Liquid Reserves

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (%)	None
Maximum deferred sales charge (load) (%)	None
Small account fee[1]	$15

Annual fund operating expenses[2] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.25
Other expenses	0.19
Total annual fund operating expenses	0.89
Fees waived and/or expenses reimbursed[3]	(0.14)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Liquid Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Liquid Reserves Portfolio.

[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class N shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class N	77	256	466	1,071

The fund is a feeder fund that invests in securities through an underlying mutual fund, Liquid Reserves Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Western Asset Money Market Funds	3

Principal investment strategies

The fund is a money market fund that invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued or guaranteed by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or foreign governments. These securities may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. The fund generally limits its investments in foreign securities to U.S. dollar denominated obligations of issuers, including banks and foreign governments, located in the major industrialized countries, although with respect to bank obligations, the branches of the banks issuing the obligations may be located in The Bahamas or the Cayman Islands.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

4	Western Asset Money Market Funds

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

Western Asset Money Market Funds	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (09/30/2007): 1.18    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.57	1.58

6	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N shares but your Service Agent may. However, if you hold your shares through the fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	7

Western Asset U.S. Treasury Reserves

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (%)	None
Maximum deferred sales charge (load) (%)	None
Small account fee[1]	$15

Annual fund operating expenses[2] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.25
Other expenses	0.04
Total annual fund operating expenses	0.74

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The fund is a feeder fund that invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of U.S. Treasury Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to U.S. Treasury Reserves Portfolio.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class N	76	237	412	919

The fund is a feeder fund that invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio , which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that invests all of its assets in direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury include U.S. Treasury bills, notes and bonds; STRIPS, which are individual interest and principal components of eligible Treasury notes and bonds that are traded as separate securities; and TIPS, which are inflation-protected securities issued by the U.S. Treasury, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index. The fund will not enter into repurchase agreements, but may enter into reverse repurchase agreements to satisfy redemption requests or for other temporary or emergency purposes. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

8	Western Asset Money Market Funds

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

Western Asset Money Market Funds	9

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (12/31/2006): 1.09    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.22	1.23

10	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N shares but your Service Agent may. However, if you hold your shares through the fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 2:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	11

Western Asset Government Reserves

Investment objective

The fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (%)	None
Maximum deferred sales charge (load) (%)	None
Small account fee[1]	$15

Annual fund operating expenses[2] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.25
Other expenses[3]	0.10
Total annual fund operating expenses	0.80
Fees waived and/or expenses reimbursed[4]	(0.05)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Government Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Government Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Government Portfolio.

[3]	“Other expenses” for Class N shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[4]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class N shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class N	77	246	434	980

The fund is a feeder fund that invests in securities through an underlying mutual fund, Government Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

12	Western Asset Money Market Funds

Principal investment strategies

The fund is a money market fund that invests exclusively in short-term U.S. government obligations, including U.S. Treasuries and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be issued at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Western Asset Money Market Funds	13

Certain risks cont’d

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets are lower than estimated, or if a fee limitation is changed or terminated.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

14	Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares, a class of the fund that is invested in the same portfolio of securities as Class N shares. The table shows the average annual total returns of Class A shares. No performance information is presented for Class N shares because there were no Class N shares outstanding during the calendar years shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (12/31/2006): 1.19    Worst Quarter (03/31/2010): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class A	0.01	0.51	1.57

Western Asset Money Market Funds	15

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N shares but your Service Agent may. However, if you hold your shares through the fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

16	Western Asset Money Market Funds

Western Asset Tax Free Reserves

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (%)	None
Maximum deferred sales charge (load) (%)	None
Small account fee[1]	$15

Annual fund operating expenses[2] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.25
Other expenses	0.17
Total annual fund operating expenses	0.87
Fees waived and/or expenses reimbursed[3]	(0.12)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75

[1]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Tax Free Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Tax Free Reserves Portfolio.

[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class N shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class N	77	254	459	1,050

The fund is a feeder fund that invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations

Western Asset Money Market Funds	17

Principal investment strategies cont’d

that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the federal alternative minimum tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

18	Western Asset Money Market Funds

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information ("SAI").

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset Money Market Funds	19

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (06/30/2007): 0.78    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.36	1.04

20	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N shares but your Service Agent may. However, if you hold your shares through the fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax and the federal alternative minimum tax. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	21

Western Asset California Tax Free Money Market Fund

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (%)	None
Maximum deferred sales charge (load) (%)	None
Small account fee[1]	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.25
Other expenses	0.13
Total annual fund operating expenses	0.83
Fees waived and/or expenses reimbursed[2]	(0.08)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75

[1]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class N shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class N	77	249	445	1,011

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and California personal income tax. These municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and

22	Western Asset Money Market Funds

other qualifying issuers. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the federal alternative minimum tax and/or California state personal income tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Western Asset Money Market Funds	23

Certain risks cont’d

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax or California state personal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recent economic downturn has had a severe and negative impact on the State of California, causing a significant deterioration in California’s economic base. California’s economic and fiscal problems heighten the risks of investing in California municipal securities, including the risks of downgrades, market illiquidity and issuer defaults.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

24	Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (09/30/2007): 0.76    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.31	0.99

Western Asset Money Market Funds	25

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N shares but your Service Agent may. However, if you hold your shares through the fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax, the federal alternative minimum tax and California personal income tax. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

26	Western Asset Money Market Funds

Western Asset Connecticut Municipal Money Market Fund

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (%)	None
Maximum deferred sales charge (load) (%)	None
Small account fee[1]	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.25
Other expenses	0.21
Total annual fund operating expenses	0.91
Fees waived and/or expenses reimbursed[2]	(0.16)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75

[1]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class N shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class N	77	258	472	1,089

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and Connecticut personal income tax. These municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and

Western Asset Money Market Funds	27

Principal investment strategies cont’d

other qualifying issuers. These securities include participation or other interests in Connecticut municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the federal alternative minimum tax and/or Connecticut state personal income tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

28	Western Asset Money Market Funds

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax or Connecticut state personal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in Connecticut municipal securities. The fund focuses its investments on Connecticut municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Connecticut municipal issuers.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset Money Market Funds	29

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (06/30/2007): 0.77    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.33	1.01

30	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N shares but your Service Agent may. However, if you hold your shares through the fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax, the federal alternative minimum tax and Connecticut personal income tax. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	31

Western Asset New York Tax Free Money Market Fund

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York state and New York City personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (%)	None
Maximum deferred sales charge (load) (%)	None
Small account fee[1]	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.25
Other expenses	0.10
Total annual fund operating expenses	0.80
Fees waived and/or expenses reimbursed[2]	(0.05)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75

[1]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class N shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class N	77	246	434	980

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and New York state and New York City personal income taxes. These municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other

32	Western Asset Money Market Funds

interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the federal alternative minimum tax and/or New York state and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s

Western Asset Money Market Funds	33

Certain risks cont’d

yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax or New York state and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

34	Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (06/30/2007): 0.77    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.33	1.02

Western Asset Money Market Funds	35

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N shares but your Service Agent may. However, if you hold your shares through the fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax, the federal alternative minimum tax and New York state and New  York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

36	Western Asset Money Market Funds

More on the funds’ investment strategies, investments and risks

Each fund is a money market fund. Money market funds must follow strict rules about the quality, liquidity, maturity and other features of securities they purchase. Each fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

The investment objective of Western Asset Liquid Reserves (“Liquid Reserves”) is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Western Asset U.S. Treasury Reserves’ (“U.S. Treasury Reserves”) investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital. Western Asset Government Reserves’ (“Government Reserves”) investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Western Asset Tax Free Reserves’ (“Tax Free Reserves”) investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Western Asset California Tax Free Money Market Fund’s (“California Tax Free Money Market Fund”) investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity. Western Asset Connecticut Municipal Money Market Fund’s (“Connecticut Municipal Money Market Fund”) investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity. Western Asset New York Tax Free Money Market Fund’s (“New York Tax Free Money Market Fund” and together with Tax Free Reserves, California Tax Free Money Market Fund and Connecticut Municipal Money Market Fund, the “Tax Free Funds”) investment objectives are to provide shareholders with high levels of current income exempt from federal, New York state and New York City personal income taxes, preservation of capital and liquidity.

Except for each Tax Free Fund’s 80% policy, discussed below, each fund’s investment strategies may be changed without shareholder approval. Each fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

Under normal market conditions, Tax Free Reserves invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax and/or the federal alternative minimum tax.

Under normal market conditions, California Tax Free Money Market Fund invests at least 80% of its assets in short-term high quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and California personal income tax (“California municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the federal alternative minimum tax and/or California state personal income tax.

Under normal market conditions, Connecticut Municipal Money Market Fund invests at least 80% of its assets in short-term high quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and Connecticut personal income tax (“Connecticut municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the federal alternative minimum tax and/or Connecticut state personal income tax.

Under normal market conditions, New York Tax Free Money Market Fund invests at least 80% of its assets in short-term high quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and New York state and New York City personal income taxes (“New York municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the federal alternative minimum tax and/or New York state and New York City personal income taxes.

Credit quality

Each of Liquid Reserves and Government Reserves invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. Each Tax Free Fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by a fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, a fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

Maturity

Each fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. Each fund maintains a weighted average maturity of not more than 60 days. In addition, each fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold.

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More on the funds’ investment strategies, investments and risks cont’d

Liquidity

Each fund must follow strict rules with respect to the liquidity of its portfolio securities including, as applicable, daily and weekly liquidity requirements. In addition, a fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund. Securities that are deemed liquid at the time of purchase by a fund may become illiquid following purchase.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Municipal securities—each fund other than U.S. Treasury Reserves and Government Reserves

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

California municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities.

Connecticut municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities.

New York municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle a fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Each Tax Free Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

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U.S. Treasury obligations

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually. Treasuries also include STRIPS, TIPS and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts that are transferable through the federal book-entry system. Because payments on STRIPS are made only at maturity, during periods of changing interest rates, STRIPS may be more volatile than unstripped U.S. Treasury obligations with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index. At maturity, a TIPS holder is entitled to the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates decrease, particularly during periods of low inflation. FRNs are newly introduced floating rate notes that are indexed to the most recent 13-week Treasury bill auction High Rate, and which pay interest quarterly. U.S. Treasury obligations typically offer lower interest rates than other obligations.

U.S. government obligations

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that a fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Structured instruments—each fund other than U.S. Treasury Reserves and Government Reserves

Structured instruments are specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Mortgage-backed and asset-backed securities—each fund other than U.S. Treasury Reserves and Government Reserves

Mortgage-backed securities may be issued or guaranteed by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae, or by municipal issuers. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Banking industry concentration—each fund other than U.S. Treasury Reserves and Government Reserves

Each fund other than U.S. Treasury Reserves and Government Reserves may invest without limit in obligations of U.S. banks and up to 25% of its assets in U.S. dollar-denominated obligations of non-U.S. banks. Obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may be considered obligations of U.S. banks if they meet certain requirements. Any bank obligation purchased by a fund must be fully insured by the

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More on the funds’ investment strategies, investments and risks cont’d

Federal Deposit Insurance Corporation or the issuing bank must have more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

Each fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. A fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Repurchase agreements—each fund other than U.S. Treasury Reserves

In a repurchase agreement, a fund purchases securities from a counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

Each fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although the funds do not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.

Variable rate demand notes—each fund other than U.S. Treasury Reserves and Government Reserves

Variable rate demand notes (VRDNs) and other similar obligations are typically long term instruments issued with a floating rate of interest by municipalities or other issuers. The interest rate usually resets every one-to-seven days, based on a published interest rate index. Investors typically may resell a VRDN to a third-party financial intermediary serving as a remarketing agent on up to seven days’ notice. A VRDN may be supported by a liquidity facility or a letter of credit. These features permit the VRDN to be treated by a fund as a short-term instrument. Investments in VRDNs involve credit risk with respect to the issuer as well as with respect to the financial institutions providing remarketing, liquidity or credit support. In addition, failures or defaults by one or more of those entities could result in a fund holding a long-term fixed rate illiquid investment.

Defensive investing

Each Tax Free Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing, without limit, in any type of high quality taxable money market instruments or cash without regard to any percentage limitations.

U.S. Treasury Reserves may invest only in direct obligations of the U.S. Treasury. In the event of unusual circumstances when direct U.S. Treasury obligations are not available for purchase, or when the subadviser deems it appropriate, including during periods when the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest is paid at all, the fund may, without limit, hold cash uninvested.

Each fund may, without limit, hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund will not earn income on those assets.

If a fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. In addition, if any of the Tax Free Funds take a temporary defensive position, they may distribute income subject to federal, state and/or local taxes.

Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

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Other investments

Each fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, a fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the subadviser:

–	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

–	Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

–

Measures the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

–

With respect to the Tax Free Funds, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Because the funds are subject to maturity limitations on the investments they may purchase, many of their investments are held until maturity. The subadviser may sell a security before maturity when it is necessary to do so to meet redemption requests. The subadviser may also sell a security if the subadviser believes the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a fund’s portfolio (for example, to reflect changes in the subadviser’s expectations concerning interest rates), or when the subadviser believes there is superior value in other market sectors or industries.

Investment structure

Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to each of these funds in this Prospectus include the underlying fund. Each fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Board believes it to be in the best interests of the fund’s shareholders. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds may invest in the same underlying mutual fund. Those other funds may have lower fees and/or expenses, and correspondingly higher performance, than your fund. California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund may also invest in one or more other mutual funds or pooled investment vehicles in the future rather than investing directly in securities.

More on risks of investing in the funds

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the funds’ manager and its affiliates are under no obligation to provide financial support to the funds or take other measures to ensure that you do not lose money on your investment in a fund. You should not invest in a fund with the expectation that any such action will be taken.

There is no assurance that a fund will meet its investment objective.

A fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in a fund, or its yield, to decline. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of your investment in the fund may go down. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

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More on the funds’ investment strategies, investments and risks cont’d

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. Each fund is subject to strict rules about the credit quality of the securities in which it can invest. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by a fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by a fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. If a fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights.

Although a fund’s investments may be treated as short-term securities for the purposes of meeting regulatory maturity limitations, the actual maturity of a security may be longer, and the security’s value may decline on the basis of perceived longer term credit risk of the issuer.

Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if the subadviser believes that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, a fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. Any of these events may cause you to lose money.

Yield risk. Each fund invests in short-term money market instruments. As a result, the amount of income received by a fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, a fund’s expenses could absorb all or a significant portion of the fund’s income, and, if a fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1.00 share price. If interest rates increase, a fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a fund’s yield. Under these regulations, a fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and such a fund may have a lower yield than money market funds with a different shareholder base.

Risk of increase in expenses. Your actual costs of investing in a fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease or are lower than estimated, or if a fee limitation is changed or terminated.

Structured securities risk (each fund other than U.S. Treasury Reserves and Government Reserves). The value of a structured security depends on the value of the underlying assets and the terms of the particular security. Investment by a fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.

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Risks associated with concentration in the banking industry. Each fund other than U.S. Treasury Reserves and Government Reserves may concentrate in bank obligations. This means that an investment in a fund may be particularly susceptible to adverse events affecting the banking industry worldwide. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks have been particularly hard hit by problems in the real estate industry including defaults by borrowers and litigation relating to mortgage banking practices. Other bank activities such as investments in derivatives and foreign exchange practices also have caused losses. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in a fund may involve foreign investments risk.

Mortgage-backed and asset-backed securities risk (each fund other than U.S. Treasury Reserves and Government Reserves). Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.

In response to the financial crisis that began in 2008, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. It is anticipated that this support will end, and mortgage rates may rise and prices of mortgage-backed securities may fall when that happens. To the extent a fund’s assets are invested in mortgage-backed securities, returns to fund investors may decline.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

Risks relating to investments in municipal securities (each fund other than U.S. Treasury Reserves and Government Reserves). Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in municipal securities of one state. California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund may suffer more than a national fund from adverse events affecting California

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More on the funds’ investment strategies, investments and risks cont’d municipal issuers, Connecticut municipal issuers and New York municipal issuers, respectively. National economic conditions have contributed to a slowdown of the California, Connecticut and New York economies. The foregoing and other factors may result in losses to each fund. In addition, if California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund or New York Tax Free Money Market Fund has difficulty finding high quality California municipal securities, Connecticut municipal securities or New York municipal securities, respectively, to purchase the amount of the fund’s income that is subject to California, Connecticut or New York taxes, as applicable, could increase.

Risks associated with focusing on investments in California municipal securities (California Tax Free Money Market Fund). The recent economic downturn has had a severe and negative impact on the State of California. California has suffered job losses, significant foreclosures, a drop in housing prices and a severe contraction in new housing construction. Tax revenues have declined precipitously, resulting in large budget deficits and cash shortfalls. Despite recent indications that California is beginning to experience a gradual recovery, the State’s economy has not returned to pre-recession levels. Issuers and guarantors of California municipal securities may continue to experience reduced revenues as a result of the conditions described above. In addition, rising health care costs are increasing the State’s retirement benefit costs and the State faces mounting pension costs and unfunded pension liabilities. Failure to fund these costs in full is expected to increase the State’s future pension and retirement benefit obligations. Further reductions in federal funds could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. More detailed information about the economy of California may be found in the SAI.

Risks associated with focusing on investments in Connecticut municipal securities (Connecticut Municipal Money Market Fund). Connecticut is facing fiscal and economic challenges brought on by the recession. The State may experience a budget deficit in the current fiscal year and in subsequent periods if deficit mitigation efforts are unsuccessful. Additionally, the State’s unemployment rate, which has not returned to pre-recession levels, could have an adverse effect on State tax revenues. Rising health care costs are increasing the State’s retirement benefit costs, and pensions are underfunded. Failure to fund these costs in full is expected to increase the State’s future pension and retirement benefit obligations. Further reductions in federal funds could place additional strain on the State and may have a negative effect on the State’s ability to meet its obligations. These and other factors may affect adversely the ability of the issuers of Connecticut municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. More detailed information about the economy of Connecticut may be found in the SAI.

Risks associated with focusing on investments in New York municipal securities (New York Tax Free Money Market Fund). The national economic downturn has had a severe and negative impact on the State and on the City of New York, the heart of the financial services industry. State and local governments may continue to experience depressed revenues and budget gaps. State and local income taxes could be adversely affected by factors such as depressed levels of financial market activity, volatility in equity markets, fluctuations in energy prices, changes in real estate markets, and lower than projected employment levels and wages. In addition, rising health care costs are increasing the State’s retirement benefit costs, and pension liabilities are increasing. Further reductions in federal funds could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. More detailed information about the economy of New York may be found in the SAI.

Foreign investments risk (each fund other than U.S. Treasury Reserves and Government Reserves). A fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of a fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for a fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

44	Western Asset Money Market Funds

Prepayment or call risk (each fund other than U.S. Treasury Reserves). Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk (each fund other than U.S. Treasury Reserves). When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If a fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected. In addition, a fund may suspend redemptions when permitted by applicable regulations.

Tax risk. There is no guarantee that the income on a Tax Free Fund’s municipal securities will remain exempt from regular federal income tax, the federal alternative minimum tax or the applicable state and city, if any, personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Each Tax Free Fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax and, as applicable, the federal alternative minimum tax and state and city, if any, personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, the federal alternative minimum tax and/or the applicable state and city, if any, personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of a Tax Free Fund’s income distributions may be subject to regular federal income tax, the federal alternative minimum tax or the applicable state and city, if any, personal income taxes, and distributions of any capital gains generally will be subject to regular federal income tax and applicable state and city, if any, personal income taxes. In addition, distributions of Tax Free Reserves’ income and capital gains will generally be subject to state and local taxes. Distributions of California Tax Free Money Market Fund’s, Connecticut Municipal Money Market Fund’s and New York Tax Free Money Market Fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than California, Connecticut and New York respectively.

Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI. Each fund intends to make complete portfolio holdings information as of the last business day of each month available on the fund’s website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) no later than five business days after month-end. Monthly portfolio holdings information will be available on the fund’s website for at least six months after posting.

For information about a fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the drop down menu.

Western Asset Money Market Funds	45

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of September 30, 2013, LMPFA’s total assets under management were approximately $211.5 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of each fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $442.7 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from each fund. The funds do not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2013, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $656.0 billion.

Management fee

Each fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% on assets up to and including $1 billion; 0.425% on assets over $1 billion, up to and including $2 billion; 0.400% on assets over $2 billion, up to and including $5 billion; 0.375% on assets over $5 billion, up to and including $10 billion; and 0.350% on assets over $10 billion.

For the fiscal year ended August 31, 2013, each of the following funds paid LMPFA an effective management fee equal to the following percentages of the fund’s average daily net assets for management services:

Fund	Fee rate (%)
Liquid Reserves	0.00
U.S. Treasury Reserves	0.00
Government Reserves	0.00
Tax Free Reserves	0.00
California Tax Free Money Market Fund	0.00
Connecticut Municipal Money Market Fund	0.00
New York Tax Free Money Market Fund	0.00

A discussion regarding the basis for the Board’s approval of each of the above funds’ management agreement and subadvisory agreement is available in that fund’s Semi-Annual Report for the period ended February 28, 2013.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses for Class N shares are not expected to exceed 0.75% of the average daily net assets of Class N shares, subject to recapture as described below.

These arrangements are expected to continue until December 31, 2015, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of a fund, in the class’ total annual operating expenses exceeding the applicable limit described above, or any other lower limit then in effect.

Recordkeeping fees

Each fund is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Distribution

Legg Mason Investor Services, LLC (”LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

46	Western Asset Money Market Funds

Each fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, each fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class N shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

Western Asset Money Market Funds	47

Buying shares

Shares of the funds are offered continuously and purchases may be made on any day the funds are open for business, as described under ”Share price/Fund business days” below.

Each fund may offer one or more additional classes of shares. Only Class N shares are offered through this Prospectus.

You may set up an account to buy shares only through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”).

You should contact your Service Agent to open an account to buy shares. Your Service Agent may charge an annual account maintenance fee.

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:

–   Name of fund being bought

–   Class of shares being bought

–   Dollar amount or number of shares being bought

–   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. If you are purchasing by wire you must contact your Service Agent to arrange for the wiring of federal funds.
Through a fund

If you hold shares in an account with a fund, contact the funds at 1-877-721-1926 or 1-203-703-6002 to make arrangements to buy shares.

If you are purchasing shares by wiring federal funds, you must contact the funds at 1-877-721-1926 or 1-203-703-6002 to arrange for the wiring of federal funds. If you are purchasing by check, enclose a check to pay for the shares.

Orders may be received by mail as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

If you pay by check and your check does not clear in due course, your purchase will be canceled and you will be responsible for any expenses and losses to the fund.

If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

Purchase requests placed by telephone during the fund service desk’s hours of operation and received in good order will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

48	Western Asset Money Market Funds

When shares begin to earn dividends

If your order for a purchase to be made in federal funds is received by a fund in good order on a fund business day prior to 12:00 noon (Eastern time) for each of the Tax Free Funds, prior to 2:00 p.m. (Eastern time) for U.S. Treasury Reserves and prior to 4:00 p.m. (Eastern time) for Liquid Reserves and Government Reserves, shares purchased will normally be entitled to receive dividends declared on that day and orders received after the applicable time on a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

If you are purchasing through a Service Agent, you should check with your Service Agent to determine when your purchase order will be effective.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

Western Asset Money Market Funds	49

Exchanging shares

Generally	You may exchange shares of each fund for Class N Shares, if offered, of any other Western Asset money market fund made available to you on any day that both the fund and the fund into which you are exchanging are open for business. An exchange of shares of one fund for shares of another fund is generally a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share.
Western Asset offers a distinctive family of money market funds tailored to help meet the varying needs of large and small investors

You may exchange shares at the final net asset value calculated on a fund business day after receipt by your Service Agent or the transfer agent of your exchange request in good order.

–   If you are a customer of a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges. Other shareholders should contact the funds at 1-877-721-1926 or 1-203-703-6002

–   Exchanges may be made only between accounts that have identical registrations

–   The exchange privilege may be changed or terminated at any time

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums and other requirements	Your exchange will be subject to the requirements of the fund into which you are exchanging shares.
By telephone	You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002.
By mail

Contact your Service Agent or, if you hold shares directly with a fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

50	Western Asset Money Market Funds

Redeeming shares

Generally

You may redeem shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002 to redeem shares of the fund.

Redemption proceeds

If your redemption request is received in good order by your Service Agent or the transfer agent prior to 12:00 noon (Eastern time) on a fund business day and you request that same day proceeds be sent to you by wire, your redemption proceeds normally will be sent on that day, but in any event within seven days. If your request is received after 12:00 noon (Eastern time) on a day the fund is open for business, or if proceeds are to be sent by check, your redemption proceeds normally will be sent the next business day, but in any event within seven days. However, your proceeds may be delayed for up to 10 days if your share purchase was made by check.

You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through a fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The funds reserve the right to pay redemption proceeds by giving you securities instead of cash. You may pay transaction costs to dispose of the securities, and you may receive less than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with a fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Your written request must provide the following:

–   The fund name, the class of shares being redeemed and your account number

–   The dollar amount or number of shares being redeemed

–   Signature of each owner exactly as the account is registered

–   Signature guarantees, as applicable (see “Other things to know about transactions”)

Western Asset Money Market Funds	51

Redeeming shares cont’d

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002.

Please have the following information ready when you place your redemption request:

–   Name of fund being redeemed

–   Class of shares being redeemed

–   Account number

If you hold your shares directly with a fund and your telephonic redemption request is placed with the fund service desk during the fund service desk’s hours of operation and received in good order, your request will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

52	Western Asset Money Market Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed

–	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The funds generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with a fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with a fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using a fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the funds will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither a fund nor its agents will bear any liability for these transactions.

Each fund has the right to:

–	Suspend the offering of shares

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the funds or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the funds for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for a fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Western Asset Money Market Funds	53

Other things to know about transactions cont’d

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

Each fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, a fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the funds or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the funds’ Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase a fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

54	Western Asset Money Market Funds

Reduction in number of shares

In order to maintain a $1.00 per share net asset value, if the value of a fund’s assets were to decline, the fund could reduce the number of its outstanding shares through a reverse stock split. If this happens, although each share would continue to be valued at $1.00 per share, each shareholder will own fewer shares of the fund and lose money. A fund could do this if, for example, there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. By investing in a fund, you agree to this reduction should it become necessary to maintain a $1.00 per share net asset value.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset Money Market Funds	55

Dividends, other distributions and taxes

Dividends and other distributions

Each fund calculates its net income and declares dividends each business day when it makes its final net asset value calculation. See “Buying shares” above for information about when recently purchased shares begin to earn dividends and “Redeeming shares” above for information about when shares redeemed cease to earn dividends. Dividends are distributed once a month, on or before the last business day of the month.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You normally will have to pay federal income tax on any dividends and other distributions you receive from Liquid Reserves, U.S. Treasury Reserves or Government Reserves, whether the distributions are paid in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Other distributions are generally taxable as ordinary dividends. Liquid Reserves, U.S. Treasury Reserves and Government Reserves do not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxed at reduced rates.

The Tax Free Funds expect that most of their distributions will be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Other distributions are generally taxable as ordinary dividends. The Tax Free Funds do not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

If you redeem shares or exchange them for shares of another fund, it is generally a taxable event. However, you will not have any gain or loss on the redemption or exchange so long as the fund whose shares you sell or exchange maintains a net asset value of $1.00 per share.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions, if any, paid by a fund.

A dividend declared by a fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

California Tax Free Money Market Fund: The fund expects that as long as the fund meets certain requirements, including that at least 50% of the value of the fund’s assets consists of certain qualifying California municipal obligations, shareholders of the fund will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from interest (less related expenses) from such California municipal obligations of the fund. The foregoing description is a general, abbreviated summary that relates solely to the California personal income taxation of dividends received by shareholders. Accordingly, potential investors, including, in particular, investors who may be subject to California corporate franchise tax or California corporate income tax, should consult with their own tax advisers.

Connecticut Municipal Money Market Fund: The fund expects that shareholders will not be subject to the Connecticut personal income tax on exempt-interest dividends received from the fund to the extent that those distributions are derived from interest on Connecticut municipal obligations or on obligations the interest on which Connecticut is prohibited from taxing by federal law, e.g., tax-exempt obligations that are issued by the governments of U.S. territories or possessions and their political subdivisions. Capital-gain dividends derived from Connecticut municipal obligations (but not capital gain dividends derived from obligations of U.S. territories or possessions and their political subdivisions) also are excluded from this tax. Distributions by the fund derived from interest income, other than interest on Connecticut municipal obligations or on obligations issued by the

56	Western Asset Money Market Funds

governments of U.S. territories or possessions and their political subdivisions, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax.

New York Tax Free Money Market Fund: The fund expects that, to the extent that dividends received from the fund are derived from interest on New York municipal obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York state and New York City personal income tax purposes. Dividends from the fund are not excluded in determining New York state or New York City franchise taxes on corporations and financial institutions (with certain limited exceptions provided in the New York City Tax on banking corporations).

After the end of each year, your Service Agent or fund will provide you with information about the distributions and dividends you received, including, if applicable, exempt-interest dividends. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

Western Asset Money Market Funds	57

Share price/Fund business days

You may buy or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order. You may exchange shares at the final NAV calculated on a fund business day after receipt of your request in good order.

The funds use the amortized cost method to value their portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

Each fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. Each fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the funds will be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, a fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

Each fund typically calculates its NAV as of 12:00 noon (Eastern time) and as of the time it closes for business on each fund business day. However, a fund could, without advance notice, determine not to make an intraday calculation for a number of reasons such as unusual conditions in the bond, credit or other markets or unusual fund purchase or redemption activity. If a fund determined not to make an intraday calculation, purchases or redemptions would be effected at the next determined closing NAV, which may be greater or less than the price at which the purchase or redemption would otherwise have been effected.

On any day when the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, each fund reserves the right to close early and make its final NAV calculation as of the time of its early close.

Liquid Reserves normally closes for business at 4:00 p.m. (Eastern time). When the NYSE closes early on a business day before or after a day on which a national holiday is celebrated, Liquid Reserves will close for business and make its final NAV calculation as of such time the NYSE closes. For calendar year 2014, it is expected that the NYSE will close early at 1:00 p.m. (Eastern time) on July 3, 2014, November 28, 2014 and December 24, 2014. U.S. Treasury Reserves normally closes for business at 2:00 p.m. (Eastern time). Each of the Tax Free Funds and Government Reserves normally closes for business at 4:00 p.m. (Eastern time). When SIFMA recommends an early close to the bond markets on a business day before or after a day on which a national holiday is celebrated, U.S. Treasury Reserves and each of the Tax Free Funds will close for business and make their final NAV calculations as of 12:00 noon (Eastern time) on that day, and Government Reserves will close for business and make its final NAV calculation as of 2:00 p.m. (Eastern time) on that day. For calendar year 2014, SIFMA recommends an early close of the bond markets on April 17, 2014, May 23, 2014, November 28, 2014, December 24, 2014 and December 31, 2014. The schedule may be changed by SIFMA due to market conditions.

To determine whether a fund is open for business, please call the fund at 1-877-721-1926 or 1-203-703-6002. The fund service desk is generally open between 8:00 a.m. and 5:30 p.m. (Eastern time) but may close early under certain circumstances. You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

58	Western Asset Money Market Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of Class N shares (Class A shares in the case of Western Asset Government Reserves because no Class N shares were outstanding during the periods shown) for the past five years, unless otherwise noted. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from each fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in each fund’s annual report (available upon request).

Western Asset Liquid Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.010
Net realized gain (loss)[2]	(0.000)		0.000		0.000		0.000		0.000
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.010
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.010)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.010)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.96%[4]
Net assets, end of year (millions)	$73		$640		$647		$668		$767
Ratios to average net assets:
Gross expenses[5,6]	1.03%		0.78%		0.76%		0.81%[7]		0.80%[7]
Net expenses[5,8,9,10]	0.30		0.32		0.36		0.36	[7]	0.72 [7]
Net investment income	0.01		0.01		0.01		0.01		1.05

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	If the Portfolio had not entered into the Letter and Capital Support Agreements related to certain investments in structured securities, the total return would have been lower.

[5]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses. The ratios presented for the fiscal years prior to 2013 include a 0.10% management fee waiver.

[6]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.99%, 0.77%, 0.75%, 0.77% and 0.79% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[7]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.80% and 0.35%, respectively, for the year ended August 31, 2010, and 0.75% and 0.67%, respectively, for the year ended August 31, 2009.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 31, 2010, the expense limitation arrangement was 0.70%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	59

Financial highlights cont’d

Western Asset U.S. Treasury Reserves

For a share of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.001
Net realized gain[2]	0.000		0.000		0.000		0.000		0.000
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.001
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.001)
Net realized gains[2]	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.001)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.15%
Net assets, end of year (000s)	$948,001		$1,186,747		$1,268,281		$1,072,280		$1,383,549
Ratios to average net assets:
Gross expenses[4,5]	0.85%		0.74%		0.74%		0.76%		0.74%[6]
Net expenses[4,7,8,9]	0.09		0.06		0.13		0.16		0.52 [6]
Net investment income	0.01		0.01		0.01		0.01		0.14

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses. The ratios presented for the fiscal years prior to 2013 include a 0.10% management fee waiver.

[5]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.84%, 0.73%, 0.74%, 0.76% and 0.74% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[6]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.72% and 0.50%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 31, 2010, the expense limitation was 0.70%.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

60	Western Asset Money Market Funds

Western Asset Government Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares[1,2]	2013[3]		2012		2011		2010		2009[4]		2008[5]
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations:
Net investment income	0.000	[6]	0.000	[6]	0.000	[6]	0.000	[6]	0.002		0.022
Net realized gain (loss)[6]	(0.000)		0.000		0.000		(0.000)		(0.000)		0.000
Proceeds from settlement of a regulatory matter	—		—		—		0.001		—		—
Total income from operations	0.000	[6]	0.000	[6]	0.000	[6]	0.001		0.002		0.022
Less distributions from:
Net investment income	(0.000)	[6]	(0.000)	[6]	(0.000)	[6]	(0.001)		(0.002)		(0.022)
Net realized gains	(0.000)	[6]	(0.000)	[6]	(0.000)	[6]	—		—		(0.000)	[6]
Total distributions	(0.000)	[6]	(0.000)	[6]	(0.000)	[6]	(0.001)		(0.002)		(0.022)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000
Total return[7]	0.01%		0.01%		0.02%		0.05%[8]		0.24%		2.24%
Net assets, end of year (billions)	$1		$1		$1		$5		$7		$8
Ratios to average net assets:
Gross expenses	0.75%		0.60%		0.56%		0.55%[9]		0.56%[9,10]		0.53%[9]
Net expenses[11,12]	0.15	[13,14]	0.14	[13,14]	0.19	[13,14]	0.30	[9,13,14]	0.55	[9,10,13,14]	0.53	[9]
Net investment income	0.01		0.01		0.01		0.01		0.37	[10]	2.16

[1]	On June 2, 2009, Exchange A shares were converted to Class A shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

On September 1, 2012, Western Asset Government Reserves became a feeder fund for Government Portfolio. Expense ratios disclosed for periods prior to August 31, 2013 are for Western Asset Government Reserves as a stand-alone fund.

[4]	For the period ended January 1, 2009 through August 31, 2009.

[5]	For the year ended December 31.

[6]	Amount represents less than $0.0005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been the same. Class A received $2,744,423 related to this distribution.

[9]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.54% and 0.30%, respectively, for the year ended August 31, 2010, 0.52% and 0.51%, respectively, for the year ended August 31, 2009 and would both have been 0.52% for the year ended December 31, 2008.

[10]	Annualized.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.70%.

[12]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[13]	Reflects fee waivers and/or expense reimbursements.

[14]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	61

Financial highlights cont’d

Western Asset Tax Free Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.007
Net realized gain (loss)[2]	0.000		(0.000)		0.000		0.000		(0.000)
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.007
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.007)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.007)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.72%
Net assets, end of year (000s)	$58,698		$262,652		$229,372		$192,418		$232,108
Ratios to average net assets:
Gross expenses[4,5]	1.00%		0.79%		0.80%		0.82%[6]		0.83%[6]
Net expenses[4,7,8,9]	0.18		0.25		0.37		0.32	[6]	0.65 [6]
Net investment income	0.01		0.01		0.01		0.01		0.78

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses. The ratios presented for fiscal years prior to 2013 include a 0.15% management fee waiver.

[5]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.97%, 0.78%, 0.79%, 0.79% and 0.82% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[6]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.81% and 0.31%, respectively, for the year ended August 31, 2010 and the gross and net expense ratios would have been 0.79% and 0.61%, respectively, for the year ended August 31, 2009.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

62	Western Asset Money Market Funds

Western Asset California Tax Free Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income from operations:
Net investment income (loss)	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.005
Net realized gain (loss)	(0.000)	[2]	0.000	[2]	—		—		0.000	[2]
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.005
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.005)
Net realized gains	(0.000)	[2]	—		—		(0.000)	[2]	—
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.005)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.03%		0.53%
Net assets, end of year (000s)	$36,610		$103,363		$114,164		$114,820		$117,699
Ratios to average net assets:
Gross expenses[4]	0.86%		0.81%		0.84%		0.85%[5]		0.86%[5]
Net expenses[6,7,8,9]	0.13		0.17		0.27		0.29	[5]	0.63	[5]
Net investment income	0.01		0.01		0.01		0.01		0.64

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.83%, 0.80%, 0.83%, 0.80% and 0.85% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.84% and 0.28%, respectively, for the year ended August 31, 2010 and 0.81% and 0.59%, respectively, for the year ended August 31, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 1, 2010, the expense limitation was 0.65%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	63

Financial highlights cont’d

Western Asset Connecticut Municipal Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Net realized gain	0.000	[2]	—		—		—		—
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.57%
Net assets, end of year (000s)	$10,017		$46,044		$71,683		$57,237		$74,149
Ratios to average net assets:
Gross expenses[4]	0.98%		0.88%		0.81%		0.86%[5]		0.83%[5]
Net expenses[6,7,8,9]	0.15		0.18		0.28		0.31	[5]	0.62 [5]
Net investment income	0.01		0.01		0.01		0.01		0.63

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.91%, 0.86%, 0.80%, 0.83% and 0.83% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.85% and 0.30%, respectively, for the year ended August 31, 2010 and 0.79% and 0.58%, respectively, for the year ended August 31, 2009.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 1, 2010, the expense limitation was 0.65%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

64	Western Asset Money Market Funds

Western Asset New York Tax Free Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Net realized loss	—		(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.64%
Net assets, end of year (000s)	$115,032		$486,068		$476,495		$516,823		$528,160
Ratios to average net assets:
Gross expenses[4]	0.85%		0.78%		0.76%		0.80%[5]		0.80%[5]
Net expenses[6,7,8,9]	0.16		0.20		0.29		0.28	[5]	0.64	[5]
Net investment income	0.01		0.01		0.01		0.01		0.78

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.80%, 0.76%, 0.76%, 0.76% and 0.79% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.79% and 0.27%, respectively, for the year ended August 31, 2010 and 0.75% and 0.59%, respectively, for the year ended August 31, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 1, 2010, the expense limitation was 0.65%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	65

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

–	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926 or 1-203-703-6002.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Liquid Reserves

U.S. Treasury Reserves

Government Reserves

Tax Free Reserves

California Tax Free Money Market Fund

Connecticut Municipal Money Market Fund

New York Tax Free Money Market Fund

Class N Shares

You may visit the funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about a fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in a fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the funds if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the funds at 1-877-721-1926 or 1-203-703-6002, or by writing to the funds at 100 First Stamford Place, Attn: Shareholders Services – 5th Floor, Stamford, Connecticut 06902.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no(s). 811-04052)

FD02403ST 12/13

Prospectus     December 27, 2013

WESTERN ASSET LIQUID RESERVES

Class (Ticker Symbol): Service Shares: LQSXX

WESTERN ASSET U.S. TREASURY RESERVES

Class (Ticker Symbol): Service Shares: LTSXX

WESTERN ASSET GOVERNMENT RESERVES

Class (Ticker Symbol): Service Shares: LGSXX

WESTERN ASSET TAX FREE RESERVES

Class (Ticker Symbol): Service Shares: LXSXX

WESTERN ASSET CALIFORNIA TAX FREE MONEY MARKET FUND

Class (Ticker Symbol): Service Shares: LFSXX

WESTERN ASSET CONNECTICUT MUNICIPAL MONEY MARKET FUND

Class (Ticker Symbol): Service Shares: LTNXX

WESTERN ASSET NEW YORK TAX FREE MONEY MARKET FUND

Class (Ticker Symbol): Service Shares: LNSXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Western Asset Money Market Funds

Western Asset Liquid Reserves

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Shareholder fees (%)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses[1] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.50
Other expenses[2]	0.19
Total annual fund operating expenses	1.14
Fees waived and/or expenses reimbursed[3]	(0.14)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00

[1]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Liquid Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Liquid Reserves Portfolio.

[2]	“Other expenses” for Service Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00% for Service Shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Service Shares	102	334	601	1,362

The fund is a feeder fund that invests in securities through an underlying mutual fund, Liquid Reserves Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

Western Asset Money Market Funds	3

Principal investment strategies cont’d

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued or guaranteed by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or foreign governments. These securities may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. The fund generally limits its investments in foreign securities to U.S. dollar denominated obligations of issuers, including banks and foreign governments, located in the major industrialized countries, although with respect to bank obligations, the branches of the banks issuing the obligations may be located in The Bahamas or the Cayman Islands.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

4	Western Asset Money Market Funds

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets are lower than estimated, or if a fee limitation is changed or terminated.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (”SAI”).

Western Asset Money Market Funds	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares, a class of the fund that is invested in the same portfolio of securities as Service Shares. The table shows the average annual total returns of Class N shares. No performance information is presented for Service Shares because there were no Service Shares outstanding during the calendar years shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (09/30/2007): 1.18    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.57	1.58

6	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Service Shares but your Service Agent may.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	7

Western Asset U.S. Treasury Reserves

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Shareholder fees (%)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses[1] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.50
Other expenses[2]	0.04
Total annual fund operating expenses	0.99

[1]

The fund is a feeder fund that invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of U.S. Treasury Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to U.S. Treasury Reserves Portfolio.

[2]	“Other expenses” for Service Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Service Shares	101	315	547	1,213

The fund is a feeder fund that invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that invests all of its assets in direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury include U.S. Treasury bills, notes and bonds; STRIPS, which are individual interest and principal components of eligible Treasury notes and bonds that are traded as separate securities; and TIPS, which are inflation-protected securities issued by the U.S. Treasury, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index. The fund will not enter into repurchase agreements, but may enter into reverse repurchase agreements to satisfy redemption requests or for other temporary or emergency purposes. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

8	Western Asset Money Market Funds

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets are lower than estimated, or if a fee limitation is changed or terminated.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (”SAI”).

Western Asset Money Market Funds	9

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares, a class of the fund that is invested in the same portfolio of securities as Service Shares. The table shows the average annual total returns of Class N shares. No performance information is presented for Service Shares because there were no Service Shares outstanding during the calendar years shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (12/31/2006): 1.09    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.22	1.23

10	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Service Shares but your Service Agent may.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 2:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	11

Western Asset Government Reserves

Investment objective

The fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Shareholder fees (%)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses[1] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.50
Other expenses[2]	0.10
Total annual fund operating expenses	1.05
Fees waived and/or expenses reimbursed[3]	(0.05)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00

[1]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Government Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Government Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Government Portfolio.

[2]	“Other expenses” for Service Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00% for Service Shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Service Shares	102	324	569	1,273

The fund is a feeder fund that invests in securities through an underlying mutual fund, Government Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that invests exclusively in short-term U.S. government obligations, including U.S. Treasuries and securities issued or guaranteed by the U.S.

12	Western Asset Money Market Funds

government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be issued at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Western Asset Money Market Funds	13

Certain risks cont’d

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets are lower than estimated, or if a fee limitation is changed or terminated.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (”SAI”).

14	Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares, a class of the fund that is invested in the same portfolio of securities as Service Shares. The table shows the average annual total returns of Class A shares. No performance information is presented for Service Shares because there were no Service Shares outstanding during the calendar years shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (12/31/2006): 1.19    Worst Quarter (03/31/2010): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class A	0.01	0.51	1.57

Western Asset Money Market Funds	15

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Service Shares but your Service Agent may.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

16	Western Asset Money Market Funds

Western Asset Tax Free Reserves

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Shareholder fees (%)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses[1] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.50
Other expenses[2]	0.17
Total annual fund operating expenses	1.12
Fees waived and/or expenses reimbursed[3]	(0.12)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00

[1]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Tax Free Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Tax Free Reserves Portfolio.

[2]	“Other expenses” for Service Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00% for Service Shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Service Shares	102	331	592	1,339

The fund is a feeder fund that invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations

Western Asset Money Market Funds	17

Principal investment strategies cont’d

that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the federal alternative minimum tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

18	Western Asset Money Market Funds

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets are lower than estimated, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (”SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset Money Market Funds	19

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares, a class of the fund that is invested in the same portfolio of securities as Service Shares. The table shows the average annual total returns of Class N shares. No performance information is presented for Service Shares because there were no Service Shares outstanding during the calendar years shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (06/30/2007): 0.78    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.36	1.04

20	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Service Shares but your Service Agent may.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax and the federal alternative minimum tax. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	21

Western Asset California Tax Free Money Market Fund

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Shareholder fees (%)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.50
Other expenses[1]	0.13
Total annual fund operating expenses	1.08
Fees waived and/or expenses reimbursed[2]	(0.08)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00

[1]	“Other expenses” for Service Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00% for Service Shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Service Shares	102	327	580	1,303

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and California personal income tax. These municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

22	Western Asset Money Market Funds

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the federal alternative minimum tax and/or California state personal income tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Western Asset Money Market Funds	23

Certain risks cont’d

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets are lower than estimated, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax or California state personal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recent economic downturn has had a severe and negative impact on the State of California, causing a significant deterioration in California’s economic base. California’s economic and fiscal problems heighten the risks of investing in California municipal securities, including the risks of downgrades, market illiquidity and issuer defaults.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (”SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

24	Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares, a class of the fund that is invested in the same portfolio of securities as Service Shares. The table shows the average annual total returns of Class N shares. No performance information is presented for Service Shares because there were no Service Shares outstanding during the calendar years shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (09/30/2007): 0.76    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.31	0.99

Western Asset Money Market Funds	25

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Service Shares but your Service Agent may.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax, the federal alternative minimum tax and California personal income tax. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

26	Western Asset Money Market Funds

Western Asset Connecticut Municipal Money Market Fund

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Shareholder fees (%)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.50
Other expenses[1]	0.22
Total annual fund operating expenses	1.17
Fees waived and/or expenses reimbursed[2]	(0.17)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00

[1]	“Other expenses” for Service Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00% for Service Shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Service Shares	102	337	610	1,390

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and Connecticut personal income tax. These municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in Connecticut municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Western Asset Money Market Funds	27

Principal investment strategies cont’d

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the federal alternative minimum tax and/or Connecticut state personal income tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

28	Western Asset Money Market Funds

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets are lower than estimated, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax or Connecticut state personal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in Connecticut municipal securities. The fund focuses its investments on Connecticut municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Connecticut municipal issuers.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (”SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset Money Market Funds	29

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares, a class of the fund that is invested in the same portfolio of securities as Service Shares. The table shows the average annual total returns of Class N shares. No performance information is presented for Service Shares because there were no Service Shares outstanding during the calendar years shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (06/30/2007): 0.77    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.33	1.01

30	Western Asset Money Market Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Service Shares but your Service Agent may.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax, the federal alternative minimum tax and Connecticut personal income tax. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Money Market Funds	31

Western Asset New York Tax Free Money Market Fund

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York state and New York City personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Shareholder fees (%)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45
Distribution and service (12b-1) fees	0.50
Other expenses[1]	0.10
Total annual fund operating expenses	1.05
Fees waived and/or expenses reimbursed[2]	(0.05)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00

[1]	“Other expenses” for Service Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00% for Service Shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Service Shares	102	324	569	1,273

Principal investment strategies

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and New York state and New York City personal income taxes. These municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

32	Western Asset Money Market Funds

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the federal alternative minimum tax and/or New York state and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Western Asset Money Market Funds	33

Certain risks cont’d

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets are lower than estimated, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax or New York state and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (”SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

34	Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares, a class of the fund that is invested in the same portfolio of securities as Service Shares. The table shows the average annual total returns of Class N shares. No performance information is presented for Service Shares because there were no Service Shares outstanding during the calendar years shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (06/30/2007): 0.77    Worst Quarter (03/31/2011): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2013, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2012)

	1 year	5 years	10 years
Class N	0.01	0.33	1.02

Western Asset Money Market Funds	35

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements with respect to Service Shares but your Service Agent may.

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally exempt from regular federal income tax, the federal alternative minimum tax and New York state and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

36	Western Asset Money Market Funds

More on the funds’ investment strategies, investments and risks

Each fund is a money market fund. Money market funds must follow strict rules about the quality, liquidity, maturity and other features of securities they purchase. Each fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

The investment objective of Western Asset Liquid Reserves (“Liquid Reserves”) is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Western Asset U.S. Treasury Reserves’ (“U.S. Treasury Reserves”) investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital. Western Asset Government Reserves’ (“Government Reserves”) investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Western Asset Tax Free Reserves’ (“Tax Free Reserves”) investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Western Asset California Tax Free Money Market Fund’s (“California Tax Free Money Market Fund”) investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity. Western Asset Connecticut Municipal Money Market Fund’s (“Connecticut Municipal Money Market Fund”) investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity. Western Asset New York Tax Free Money Market Fund’s (“New York Tax Free Money Market Fund” and together with Tax Free Reserves, California Tax Free Money Market Fund and Connecticut Municipal Money Market Fund, the “Tax Free Funds”) investment objectives are to provide shareholders with high levels of current income exempt from federal, New York state and New York City personal income taxes, preservation of capital and liquidity.

Except for each Tax Free Fund’s 80% policy, discussed below, each fund’s investment strategies may be changed without shareholder approval. Each fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

Under normal market conditions, Tax Free Reserves invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax and/or the federal alternative minimum tax.

Under normal market conditions, California Tax Free Money Market Fund invests at least 80% of its assets in short-term high quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and California personal income tax (“California municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the federal alternative minimum tax and/or California state personal income tax.

Under normal market conditions, Connecticut Municipal Money Market Fund invests at least 80% of its assets in short-term high quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and Connecticut personal income tax (“Connecticut municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the federal alternative minimum tax and/or Connecticut state personal income tax.

Under normal market conditions, New York Tax Free Money Market Fund invests at least 80% of its assets in short-term high quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and New York state and New York City personal income taxes (“New York municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the federal alternative minimum tax and/or New York state and New York City personal income taxes.

Credit quality

Each of Liquid Reserves and Government Reserves invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. Each Tax Free Fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by a fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, a fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

Maturity

Each fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. Each fund maintains a weighted average maturity of not more than 60 days. In addition, each fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold.

Western Asset Money Market Funds	37

More on the funds’ investment strategies, investments and risks cont’d

Liquidity

Each fund must follow strict rules with respect to the liquidity of its portfolio securities including, as applicable, daily and weekly liquidity requirements. In addition, a fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund. Securities that are deemed liquid at the time of purchase by a fund may become illiquid following purchase.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Municipal securities—each fund other than U.S. Treasury Reserves and Government Reserves

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

California municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities.

Connecticut municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities.

New York municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle a fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Each Tax Free Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

38	Western Asset Money Market Funds

U.S. Treasury obligations

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually. Treasuries also include STRIPS, TIPS and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts that are transferable through the federal book-entry system. Because payments on STRIPS are made only at maturity, during periods of changing interest rates, STRIPS may be more volatile than unstripped U.S. Treasury obligations with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index. At maturity, a TIPS holder is entitled to the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates decrease, particularly during periods of low inflation. FRNs are newly introduced floating rate notes that are indexed to the most recent 13-week Treasury bill auction High Rate, and which pay interest quarterly. U.S. Treasury obligations typically offer lower interest rates than other obligations.

U.S. government obligations

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that a fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Structured instruments—each fund other than U.S. Treasury Reserves and Government Reserves

Structured instruments are specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Mortgage-backed and asset-backed securities—each fund other than U.S. Treasury Reserves and Government Reserves

Mortgage-backed securities may be issued or guaranteed by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae, or by municipal issuers. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Banking industry concentration—each fund other than U.S. Treasury Reserves and Government Reserves

Each fund other than U.S. Treasury Reserves and Government Reserves may invest without limit in obligations of U.S. banks and up to 25% of its assets in U.S. dollar-denominated obligations of non-U.S. banks. Obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may be considered obligations of U.S. banks if they meet certain requirements. Any bank obligation purchased by a fund must be fully insured by the

Western Asset Money Market Funds	39

More on the funds’ investment strategies, investments and risks cont’d

Federal Deposit Insurance Corporation or the issuing bank must have more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

Each fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. A fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Repurchase agreements—each fund other than U.S. Treasury Reserves

In a repurchase agreement, a fund purchases securities from a counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

Each fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although the funds do not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.

Variable rate demand notes—each fund other than U.S. Treasury Reserves and Government Reserves

Variable rate demand notes (VRDNs) and other similar obligations are typically long term instruments issued with a floating rate of interest by municipalities or other issuers. The interest rate usually resets every one-to-seven days, based on a published interest rate index. Investors typically may resell a VRDN to a third-party financial intermediary serving as a remarketing agent on up to seven days’ notice. A VRDN may be supported by a liquidity facility or a letter of credit. These features permit the VRDN to be treated by a fund as a short-term instrument. Investments in VRDNs involve credit risk with respect to the issuer as well as with respect to the financial institutions providing remarketing, liquidity or credit support. In addition, failures or defaults by one or more of those entities could result in a fund holding a long-term fixed rate illiquid investment.

Defensive investing

Each Tax Free Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing, without limit, in any type of high quality taxable money market instruments or cash without regard to any percentage limitations.

U.S. Treasury Reserves may invest only in direct obligations of the U.S. Treasury. In the event of unusual circumstances when direct U.S. Treasury obligations are not available for purchase, or when the subadviser deems it appropriate, including during periods when the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest is paid at all, the fund may, without limit, hold cash uninvested.

Each fund may, without limit, hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund will not earn income on those assets.

If a fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. In addition, if any of the Tax Free Funds take a temporary defensive position, they may distribute income subject to federal, state and/or local taxes.

40	Western Asset Money Market Funds

Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

Each fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, a fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the subadviser:

–	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

–	Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

–

Measures the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

–

With respect to the Tax Free Funds, may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Because the funds are subject to maturity limitations on the investments they may purchase, many of their investments are held until maturity. The subadviser may sell a security before maturity when it is necessary to do so to meet redemption requests. The subadviser may also sell a security if the subadviser believes the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a fund’s portfolio (for example, to reflect changes in the subadviser’s expectations concerning interest rates), or when the subadviser believes there is superior value in other market sectors or industries.

Investment structure

Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to each of these funds in this Prospectus include the underlying fund. Each fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Board believes it to be in the best interests of the fund’s shareholders. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds may invest in the same underlying mutual fund. Those other funds may have lower fees and/or expenses, and correspondingly higher performance, than your fund. California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund may also invest in one or more other mutual funds or pooled investment vehicles in the future rather than investing directly in securities.

More on risks of investing in the funds

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the funds’ manager and its affiliates are under no obligation to provide financial support to the funds or take other measures to ensure that you do not lose money on your investment in a fund. You should not invest in a fund with the expectation that any such action will be taken.

There is no assurance that a fund will meet its investment objective.

A fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in a fund, or its yield, to decline. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Western Asset Money Market Funds	41

More on the funds’ investment strategies, investments and risks cont’d

When interest rates rise, the value of your investment in the fund may go down. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In particular, changes have been proposed to the rules governing money market funds that, if adopted, would have a significant impact on the way that certain money market funds operate. The impact of these changes and proposed changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. Each fund is subject to strict rules about the credit quality of the securities in which it can invest. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by a fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by a fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. If a fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights.

Although a fund’s investments may be treated as short-term securities for the purposes of meeting regulatory maturity limitations, the actual maturity of a security may be longer, and the security’s value may decline on the basis of perceived longer term credit risk of the issuer.

Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if the subadviser believes that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, a fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. Any of these events may cause you to lose money.

Yield risk. Each fund invests in short-term money market instruments. As a result, the amount of income received by a fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, a fund’s expenses could absorb all or a significant portion of the fund’s income, and, if a fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1.00 share price. If interest rates increase, a fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a fund’s yield. Under these regulations, a fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and such a fund may have a lower yield than money market funds with a different shareholder base.

Risk of increase in expenses. Your actual costs of investing in a fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets are lower than estimated, or if a fee limitation is changed or terminated.

Structured securities risk (each fund other than U.S. Treasury Reserves and Government Reserves). The value of a structured security depends on the value of the underlying assets and the terms of the particular security. Investment by a fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities

42	Western Asset Money Market Funds

may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.

Risks associated with concentration in the banking industry. Each fund other than U.S. Treasury Reserves and Government Reserves may concentrate in bank obligations. This means that an investment in a fund may be particularly susceptible to adverse events affecting the banking industry worldwide. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks have been particularly hard hit by problems in the real estate industry including defaults by borrowers and litigation relating to mortgage banking practices. Other bank activities such as investments in derivatives and foreign exchange practices also have caused losses. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in a fund may involve foreign investments risk.

Mortgage-backed and asset-backed securities risk (each fund other than U.S. Treasury Reserves and Government Reserves). Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.

In response to the financial crisis that began in 2008, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. It is anticipated that this support will end, and mortgage rates may rise and prices of mortgage-backed securities may fall when that happens. To the extent a fund’s assets are invested in mortgage-backed securities, returns to fund investors may decline.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

Risks relating to investments in municipal securities (each fund other than U.S. Treasury Reserves and Government Reserves). Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

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More on the funds’ investment strategies, investments and risks cont’d

Risks associated with focusing on investments in municipal securities of one state. California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund may suffer more than a national fund from adverse events affecting California municipal issuers, Connecticut municipal issuers and New York municipal issuers, respectively. National economic conditions have contributed to a slowdown of the California, Connecticut and New York economies. The foregoing and other factors may result in losses to each fund. In addition, if California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund or New York Tax Free Money Market Fund has difficulty finding high quality California municipal securities, Connecticut municipal securities or New York municipal securities, respectively, to purchase the amount of the fund’s income that is subject to California, Connecticut or New York taxes, as applicable, could increase.

Risks associated with focusing on investments in California municipal securities (California Tax Free Money Market Fund). The recent economic downturn has had a severe and negative impact on the State of California. California has suffered job losses, significant foreclosures, a drop in housing prices and a severe contraction in new housing construction. Tax revenues have declined precipitously, resulting in large budget deficits and cash shortfalls. Despite recent indications that California is beginning to experience a gradual recovery, the State’s economy has not returned to pre-recession levels. Issuers and guarantors of California municipal securities may continue to experience reduced revenues as a result of the conditions described above. In addition, rising health care costs are increasing the State’s retirement benefit costs and the State faces mounting pension costs and unfunded pension liabilities. Failure to fund these costs in full is expected to increase the State’s future pension and retirement benefit obligations. Further reductions in federal funds could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. More detailed information about the economy of California may be found in the SAI.

Risks associated with focusing on investments in Connecticut municipal securities (Connecticut Municipal Money Market Fund). Connecticut is facing fiscal and economic challenges brought on by the recession. The State may experience a budget deficit in the current fiscal year and in subsequent periods if deficit mitigation efforts are unsuccessful. Additionally, the State’s unemployment rate, which has not returned to pre-recession levels, could have an adverse effect on State tax revenues. Rising health care costs are increasing the State’s retirement benefit costs, and pensions are underfunded. Failure to fund these costs in full is expected to increase the State’s future pension and retirement benefit obligations. Further reductions in federal funds could place additional strain on the State and may have a negative effect on the State’s ability to meet its obligations. These and other factors may affect adversely the ability of the issuers of Connecticut municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. More detailed information about the economy of Connecticut may be found in the SAI.

Risks associated with focusing on investments in New York municipal securities (New York Tax Free Money Market Fund). The national economic downturn has had a severe and negative impact on the State and on the City of New York, the heart of the financial services industry. State and local governments may continue to experience depressed revenues and budget gaps. State and local income taxes could be adversely affected by factors such as depressed levels of financial market activity, volatility in equity markets, fluctuations in energy prices, changes in real estate markets, and lower than projected employment levels and wages. In addition, rising health care costs are increasing the State’s retirement benefit costs, and pension liabilities are increasing. Further reductions in federal funds could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. More detailed information about the economy of New York may be found in the SAI.

Foreign investments risk (each fund other than U.S. Treasury Reserves and Government Reserves). A fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of a fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for a fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

44	Western Asset Money Market Funds

Prepayment or call risk (each fund other than U.S. Treasury Reserves). Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk (each fund other than U.S. Treasury Reserves). When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If a fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected. In addition, a fund may suspend redemptions when permitted by applicable regulations.

Tax risk. There is no guarantee that the income on a Tax Free Fund’s municipal securities will remain exempt from regular federal income tax, the federal alternative minimum tax or the applicable state and city, if any, personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Each Tax Free Fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax and, as applicable, the federal alternative minimum tax and state and city, if any, personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, the federal alternative minimum tax and/or the applicable state and city, if any, personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of a Tax Free Fund’s income distributions may be subject to regular federal income tax, the federal alternative minimum tax or the applicable state and city, if any, personal income taxes, and distributions of any capital gains generally will be subject to regular federal income tax and applicable state and city, if any, personal income taxes. In addition, distributions of Tax Free Reserves’ income and capital gains will generally be subject to state and local taxes. Distributions of California Tax Free Money Market Fund’s, Connecticut Municipal Money Market Fund’s and New York Tax Free Money Market Fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than California, Connecticut and New York respectively.

Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI. Each fund intends to make complete portfolio holdings information as of the last business day of each month available on the fund’s website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) no later than five business days after month-end. Monthly portfolio holdings information will be available on the fund’s website for at least six months after posting.

For information about a fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the drop down menu.

Western Asset Money Market Funds	45

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of September 30, 2013, LMPFA’s total assets under management were approximately $211.5 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of each fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $442.7 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from each fund. The funds do not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2013, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $656.0 billion.

Management fee

Each fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% on assets up to and including $1 billion; 0.425% on assets over $1 billion, up to and including $2 billion; 0.400% on assets over $2 billion, up to and including $5 billion; 0.375% on assets over $5 billion, up to and including $10 billion; and 0.350% on assets over $10 billion.

For the fiscal year ended August 31, 2013, each of the following funds paid LMPFA an effective management fee equal to the following percentages of the fund’s average daily net assets for management services:

Fund	Fee rate (%)
Liquid Reserves	0.00
U.S. Treasury Reserves	0.00
Government Reserves	0.00
Tax Free Reserves	0.00
California Tax Free Money Market Fund	0.00
Connecticut Municipal Money Market Fund	0.00
New York Tax Free Money Market Fund	0.00

A discussion regarding the basis for the Board’s approval of each of the above funds’ management agreement and subadvisory agreement is available in that fund’s Semi-Annual Report for the period ended February 28, 2013.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses for Service Shares are not expected to exceed 1.00% of the average daily net assets of Service Shares, subject to recapture as described below.

These arrangements are expected to continue until December 31, 2015, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of a fund, in the class’ total annual operating expenses exceeding the applicable limit described above, or any other lower limit then in effect.

Recordkeeping fees

Each fund is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Distribution

Legg Mason Investor Services, LLC (”LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

46	Western Asset Money Market Funds

Each fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, each fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.50% for Service Shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

Western Asset Money Market Funds	47

Buying shares

Shares of the funds are offered continuously and purchases may be made on any day the funds are open for business, as described under ”Share price/Fund business days” below.

Each fund may offer one or more additional classes of shares. Only Service Shares are offered through this Prospectus.

You may set up an account to buy shares only through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”).

You should contact your Service Agent to open an account to buy shares. Your Service Agent may charge an annual account maintenance fee.

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:

–   Name of fund being bought

–   Class of shares being bought

–   Dollar amount or number of shares being bought

–   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. If you are purchasing by wire you must contact your Service Agent to arrange for the wiring of federal funds.
Through a fund

If you hold shares in an account with a fund, contact the funds at 1-877-721-1926 or 1-203-703-6002 to make arrangements to buy shares.

If you are purchasing shares by wiring federal funds, you must contact the funds at 1-877-721-1926 or 1-203-703-6002 to arrange for the wiring of federal funds. If you are purchasing by check, enclose a check to pay for the shares.

Orders may be received by mail as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

If you pay by check and your check does not clear in due course, your purchase will be canceled and you will be responsible for any expenses and losses to the fund.

If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

Purchase requests placed by telephone during the fund service desk’s hours of operation and received in good order will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

48	Western Asset Money Market Funds

When shares begin to earn dividends

If your order for a purchase to be made in federal funds is received by a fund in good order on a fund business day prior to 12:00 noon (Eastern time) for each of the Tax Free Funds, prior to 2:00 p.m. (Eastern time) for U.S. Treasury Reserves and prior to 4:00 p.m. (Eastern time) for Liquid Reserves and Government Reserves, shares purchased will normally be entitled to receive dividends declared on that day and orders received after the applicable time on a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

If you are purchasing through a Service Agent, you should check with your Service Agent to determine when your purchase order will be effective.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

Western Asset Money Market Funds	49

Exchanging shares

Generally	You may exchange shares of each fund for Service Shares, if offered, of any other Western Asset money market fund made available to you on any day that both the fund and the fund into which you are exchanging are open for business. An exchange of shares of one fund for shares of another fund is generally a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share.
Western Asset offers a distinctive family of money market funds tailored to help meet the varying needs of large and small investors

You may exchange shares at the final net asset value calculated on a fund business day after receipt by your Service Agent or the transfer agent of your exchange request in good order.

–   If you are a customer of a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges. Other shareholders should contact the funds at 1-877-721-1926 or 1-203-703-6002

–   Exchanges may be made only between accounts that have identical registrations

–   The exchange privilege may be changed or terminated at any time

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums and other requirements	Your exchange will be subject to the requirements of the fund into which you are exchanging shares.
By telephone	You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002.
By mail

Contact your Service Agent or, if you hold shares directly with a fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

50	Western Asset Money Market Funds

Redeeming shares

Generally

You may redeem shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002 to redeem shares of the fund.

Redemption proceeds

If your redemption request is received in good order by your Service Agent or the transfer agent prior to 12:00 noon (Eastern time) on a fund business day and you request that same day proceeds be sent to you by wire, your redemption proceeds normally will be sent on that day, but in any event within seven days. If your request is received after 12:00 noon (Eastern time) on a day the fund is open for business, or if proceeds are to be sent by check, your redemption proceeds normally will be sent the next business day, but in any event within seven days. However, your proceeds may be delayed for up to 10 days if your share purchase was made by check.

You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through a fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The funds reserve the right to pay redemption proceeds by giving you securities instead of cash. You may pay transaction costs to dispose of the securities, and you may receive less than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with a fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Your written request must provide the following:

–   The fund name, the class of shares being redeemed and your account number

–   The dollar amount or number of shares being redeemed

–   Signature of each owner exactly as the account is registered

–   Signature guarantees, as applicable (see “Other things to know about transactions”)

Western Asset Money Market Funds	51

Redeeming shares cont’d

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002.

Please have the following information ready when you place your redemption request:

–   Name of fund being redeemed

–   Class of shares being redeemed

–   Account number

If you hold your shares directly with a fund and your telephonic redemption request is placed with the fund service desk during the fund service desk’s hours of operation and received in good order, your request will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

52	Western Asset Money Market Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed

–	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The funds generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with a fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with a fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using a fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the funds will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither a fund nor its agents will bear any liability for these transactions.

Each fund has the right to:

–	Suspend the offering of shares

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the funds or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the funds for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for a fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Western Asset Money Market Funds	53

Other things to know about transactions cont’d

Small account balances/Mandatory redemptions

Each fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information). Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, a fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the funds, or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the funds’ Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase a fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Reduction in number of shares

In order to maintain a $1.00 per share net asset value, if the value of a fund’s assets were to decline, the fund could reduce the number of its outstanding shares through a reverse stock split. If this happens, although each share would continue to be valued at $1.00 per share, each shareholder will own fewer shares of the fund and lose money. A fund could do this if, for example, there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. By investing in a fund, you agree to this reduction should it become necessary to maintain a $1.00 per share net asset value.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

54	Western Asset Money Market Funds

Dividends, other distributions and taxes

Dividends and other distributions

Each fund calculates its net income and declares dividends each business day when it makes its final net asset value calculation. See “Buying shares” above for information about when recently purchased shares begin to earn dividends and “Redeeming shares” above for information about when shares redeemed cease to earn dividends. Dividends are distributed once a month, on or before the last business day of the month.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You normally will have to pay federal income tax on any dividends and other distributions you receive from Liquid Reserves, U.S. Treasury Reserves or Government Reserves, whether the distributions are paid in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Other distributions are generally taxable as ordinary dividends. Liquid Reserves, U.S. Treasury Reserves and Government Reserves do not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxed at reduced rates.

The Tax Free Funds expect that most of their distributions will be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Other distributions are generally taxable as ordinary dividends. The Tax Free Funds do not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

If you redeem shares or exchange them for shares of another fund, it is generally a taxable event. However, you will not have any gain or loss on the redemption or exchange so long as the fund whose shares you sell or exchange maintains a net asset value of $1.00 per share.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions, if any, paid by a fund.

A dividend declared by a fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

California Tax Free Money Market Fund: The fund expects that as long as the fund meets certain requirements, including that at least 50% of the value of the fund’s assets consists of certain qualifying California municipal obligations, shareholders of the fund will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from interest (less related expenses) from such California municipal obligations of the fund. The foregoing description is a general, abbreviated summary that relates solely to the California personal income taxation of dividends received by shareholders. Accordingly, potential investors, including, in particular, investors who may be subject to California corporate franchise tax or California corporate income tax, should consult with their own tax advisers.

Connecticut Municipal Money Market Fund: The fund expects that shareholders will not be subject to the Connecticut personal income tax on exempt-interest dividends received from the fund to the extent that those distributions are derived from interest on Connecticut municipal obligations or on obligations the interest on which Connecticut is prohibited from taxing by federal law, e.g., tax-exempt obligations that are issued by the governments of U.S. territories or possessions and their political subdivisions. Capital-gain dividends derived from Connecticut municipal obligations (but not capital gain dividends derived from obligations of U.S. territories or possessions and their political subdivisions) also are excluded from this tax. Distributions by the fund derived from interest income, other than interest on Connecticut municipal obligations or on obligations issued by the

Western Asset Money Market Funds	55

Dividends, other distributions and taxes cont’d

governments of U.S. territories or possessions and their political subdivisions, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax.

New York Tax Free Money Market Fund: The fund expects that, to the extent that dividends received from the fund are derived from interest on New York municipal obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York state and New York City personal income tax purposes. Dividends from the fund are not excluded in determining New York state or New York City franchise taxes on corporations and financial institutions (with certain limited exceptions provided in the New York City Tax on banking corporations).

After the end of each year, your Service Agent or fund will provide you with information about the distributions and dividends you received, including, if applicable, exempt-interest dividends. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

56	Western Asset Money Market Funds

Share price/Fund business days

You may buy or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order. You may exchange shares at the final NAV calculated on a fund business day after receipt of your request in good order.

The funds use the amortized cost method to value their portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

Each fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. Each fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the funds will be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, a fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

Each fund typically calculates its NAV as of 12:00 noon (Eastern time) and as of the time it closes for business on each fund business day. However, a fund could, without advance notice, determine not to make an intraday calculation for a number of reasons such as unusual conditions in the bond, credit or other markets or unusual fund purchase or redemption activity. If a fund determined not to make an intraday calculation, purchases or redemptions would be effected at the next determined closing NAV, which may be greater or less than the price at which the purchase or redemption would otherwise have been effected.

On any day when the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, each fund reserves the right to close early and make its final NAV calculation as of the time of its early close.

Liquid Reserves normally closes for business at 4:00 p.m. (Eastern time). When the NYSE closes early on a business day before or after a day on which a national holiday is celebrated, Liquid Reserves will close for business and make its final NAV calculation as of such time the NYSE closes. For calendar year 2014, it is expected that the NYSE will close early at 1:00 p.m. (Eastern time) on July 3, 2014, November 28, 2014 and December 24, 2014. U.S. Treasury Reserves normally closes for business at 2:00 p.m. (Eastern time). Each of the Tax Free Funds and Government Reserves normally closes for business at 4:00 p.m. (Eastern time). When SIFMA recommends an early close to the bond markets on a business day before or after a day on which a national holiday is celebrated, U.S. Treasury Reserves and each of the Tax Free Funds will close for business and make their final NAV calculations as of 12:00 noon (Eastern time) on that day, and Government Reserves will close for business and make its final NAV calculation as of 2:00 p.m. (Eastern time) on that day. For calendar year 2014, SIFMA recommends an early close of the bond markets on April 17, 2014, May 23, 2014, November 28, 2014, December 24, 2014 and December 31, 2014. The schedule may be changed by SIFMA due to market conditions.

To determine whether a fund is open for business, please call the fund at 1-877-721-1926 or 1-203-703-6002. The fund service desk is generally open between 8:00 a.m. and 5:30 p.m. (Eastern time) but may close early under certain circumstances. You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Money Market Funds	57

Financial highlights

The financial highlights tables are intended to help you understand the performance of Class N shares (Class A shares in the case of Western Asset Government Reserves because no Class N shares were outstanding during the periods shown) for the past five years, unless otherwise noted. No financial information is presented for Service Shares since there were no Service Shares outstanding during the periods shown. The returns for Service Shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from each fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in each fund’s annual report (available upon request).

Western Asset Liquid Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.010
Net realized gain (loss) [2]	(0.000)		0.000		0.000		0.000		0.000
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.010
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.010)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.010)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.96%[4]
Net assets, end of year (millions)	$73		$640		$647		$668		$767
Ratios to average net assets:
Gross expenses[5,6]	1.03%		0.78%		0.76%		0.81%[7]		0.80%[7]
Net expenses[5,8,9,10]	0.30		0.32		0.36		0.36	[7]	0.72 [7]
Net investment income	0.01		0.01		0.01		0.01		1.05

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	If the Portfolio had not entered into the Letter and Capital Support Agreements related to certain investments in structured securities, the total return would have been lower.

[5]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses. The ratios presented for the fiscal years prior to 2013 include a 0.10% management fee waiver.

[6]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.99%, 0.77%, 0.75%, 0.77% and 0.79% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[7]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.80% and 0.35%, respectively, for the year ended August 31, 2010, and 0.75% and 0.67%, respectively, for the year ended August 31, 2009.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 31, 2010, the expense limitation arrangement was 0.70%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	In order to maintain a minimum yield, additional waivers were implemented.

58	Western Asset Money Market Funds

Western Asset U.S. Treasury Reserves

For a share of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.001
Net realized gain[2]	0.000		0.000		0.000		0.000		0.000
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.001
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.001)
Net realized gains[2]	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.001)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.15%
Net assets, end of year (000s)	$948,001		$1,186,747		$1,268,281		$1,072,280		$1,383,549
Ratios to average net assets:
Gross expenses[4,5]	0.85%		0.74%		0.74%		0.76%		0.74%[6]
Net expenses[4,7,8,9]	0.09		0.06		0.13		0.16		0.52 [6]
Net investment income	0.01		0.01		0.01		0.01		0.14

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses. The ratios presented for the fiscal years prior to 2013 include a 0.10% management fee waiver.

[5]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.84%, 0.73%, 0.74%, 0.76% and 0.74% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[6]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.72% and 0.50%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 31, 2010, the expense limitation was 0.70%.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	59

Financial highlights cont’d

Western Asset Government Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares[1,2]	2013[3]		2012		2011		2010		2009[4]		2008[5]
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations:
Net investment income	0.000	[6]	0.000	[6]	0.000	[6]	0.000	[6]	0.002		0.022
Net realized gain (loss)[6]	(0.000)		0.000		0.000		(0.000)		(0.000)		0.000
Proceeds from settlement of a regulatory matter	—		—		—		0.001		—		—
Total income from operations	0.000	[6]	0.000	[6]	0.000	[6]	0.001		0.002		0.022
Less distributions from:
Net investment income	(0.000)	[6]	(0.000)	[6]	(0.000)	[6]	(0.001)		(0.002)		(0.022)
Net realized gains	(0.000)	[6]	(0.000)	[6]	(0.000)	[6]	—		—		(0.000)	[6]
Total distributions	(0.000)	[6]	(0.000)	[6]	(0.000)	[6]	(0.001)		(0.002)		(0.022)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000
Total return[7]	0.01%		0.01%		0.02%		0.05%[8]		0.24%		2.24%
Net assets, end of year (billions)	$1		$1		$1		$5		$7		$8
Ratios to average net assets:
Gross expenses	0.75%		0.60%		0.56%		0.55%[9]		0.56%[9,10]		0.53%[9]
Net expenses[11,12]	0.15	[13,14]	0.14	[13,14]	0.19	[13,14]	0.30	[9,13,14]	0.55	[9,10,13,14]	0.53	[9]
Net investment income	0.01		0.01		0.01		0.01		0.37	[10]	2.16

[1]	On June 2, 2009, Exchange A shares were converted to Class A shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

On September 1, 2012, Western Asset Government Reserves became a feeder fund for Government Portfolio. Expense ratios disclosed for periods prior to August 31, 2013 are for Western Asset Government Reserves as a stand-alone fund.

[4]	For the period ended January 1, 2009 through August 31, 2009.

[5]	For the year ended December 31.

[6]	Amount represents less than $0.0005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been the same. Class A received $2,744,423 related to this distribution.

[9]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.54% and 0.30%, respectively, for the year ended August 31, 2010, 0.52% and 0.51%, respectively, for the year ended August 31, 2009 and would both have been 0.52% for the year ended December 31, 2008.

[10]	Annualized.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.70%.

[12]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[13]	Reflects fee waivers and/or expense reimbursements.

[14]	In order to maintain a minimum yield, additional waivers were implemented.

60	Western Asset Money Market Funds

Western Asset Tax Free Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.007
Net realized gain (loss)[2]	0.000		(0.000)		0.000		0.000		(0.000)
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.007
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.007)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.007)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.72%
Net assets, end of year (000s)	$58,698		$262,652		$229,372		$192,418		$232,108
Ratios to average net assets:
Gross expenses[4,5]	1.00%		0.79%		0.80%		0.82%[6]		0.83%[6]
Net expenses[4,7,8,9]	0.18		0.25		0.37		0.32	[6]	0.65 [6]
Net investment income	0.01		0.01		0.01		0.01		0.78

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses. The ratios presented for fiscal years prior to 2013 include a 0.15% management fee waiver.

[5]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.97%, 0.78%, 0.79%, 0.79% and 0.82% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[6]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.81% and 0.31%, respectively, for the year ended August 31, 2010 and the gross and net expense ratios would have been 0.79% and 0.61%, respectively, for the year ended August 31, 2009.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	61

Financial highlights cont’d

Western Asset California Tax Free Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income from operations:
Net investment income (loss)	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.005
Net realized gain (loss)	(0.000)	[2]	0.000	[2]	—		—		0.000	[2]
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.005
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.005)
Net realized gains	(0.000)	[2]	—		—		(0.000)	[2]	—
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.005)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.03%		0.53%
Net assets, end of year (000s)	$36,610		$103,363		$114,164		$114,820		$117,699
Ratios to average net assets:
Gross expenses[4]	0.86%		0.81%		0.84%		0.85%[5]		0.86%[5]
Net expenses[6,7,8,9]	0.13		0.17		0.27		0.29	[5]	0.63	[5]
Net investment income	0.01		0.01		0.01		0.01		0.64

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.83%, 0.80%, 0.83%, 0.80% and 0.85% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.84% and 0.28%, respectively, for the year ended August 31, 2010 and 0.81% and 0.59%, respectively, for the year ended August 31, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 1, 2010, the expense limitation was 0.65%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

62	Western Asset Money Market Funds

Western Asset Connecticut Municipal Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Net realized gain	0.000	[2]	—		—		—		—
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.57%
Net assets, end of year (000s)	$10,017		$46,044		$71,683		$57,237		$74,149
Ratios to average net assets:
Gross expenses[4]	0.98%		0.88%		0.81%		0.86%[5]		0.83%[5]
Net expenses[6,7,8,9]	0.15		0.18		0.28		0.31	[5]	0.62 [5]
Net investment income	0.01		0.01		0.01		0.01		0.63

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.91%, 0.86%, 0.80%, 0.83% and 0.83% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.85% and 0.30%, respectively, for the year ended August 31, 2010 and 0.79% and 0.58%, respectively, for the year ended August 31, 2009.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 1, 2010, the expense limitation was 0.65%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Money Market Funds	63

Financial highlights cont’d

Western Asset New York Tax Free Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2013[1]		2012		2011		2010		2009
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations:
Net investment income	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Net realized loss	—		(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]
Total income from operations	0.000	[2]	0.000	[2]	0.000	[2]	0.000	[2]	0.006
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]	(0.006)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[3]	0.01%		0.01%		0.01%		0.01%		0.64%
Net assets, end of year (000s)	$115,032		$486,068		$476,495		$516,823		$528,160
Ratios to average net assets:
Gross expenses[4]	0.85%		0.78%		0.76%		0.80%[5]		0.80%[5]
Net expenses[6,7,8,9]	0.16		0.20		0.29		0.28	[5]	0.64	[5]
Net investment income	0.01		0.01		0.01		0.01		0.78

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.80%, 0.76%, 0.76%, 0.76% and 0.79% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been have been 0.79% and 0.27%, respectively, for the year ended August 31, 2010 and 0.75% and 0.59%, respectively, for the year ended August 31, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 1, 2010, the expense limitation was 0.65%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

64	Western Asset Money Market Funds

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

–	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926 or 1-203-703-6002.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Liquid Reserves

U.S. Treasury Reserves

Government Reserves

Tax Free Reserves

California Tax Free Money Market Fund

Connecticut Municipal Money Market Fund

New York Tax Free Money Market Fund

Service Shares

You may visit the funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about a fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in a fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the funds if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the funds at 1-877-721-1926 or 1-203-703-6002, or by writing to the funds at 100 First Stamford Place, Attn: Shareholders Services—5th Floor, Stamford, Connecticut 06902.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no(s). 811-04052)

WASX012865ST 12/13

December 27, 2013

Legg Mason Partners Money Market Trust

Western Asset Liquid Reserves

Class N (CIRXX), Class A (LLAXX), Class B (LLBXX), Class C (LWCXX) and Service Shares (LQSXX)

Western Asset U.S. Treasury Reserves

Class N (CISXX) and Service Shares (LTSXX)

Western Asset Government Reserves

Class N (LGMXX), Class A (SMGXX) and Service Shares (LGSXX)

Western Asset Tax Free Reserves

Class N (CIXXX), Class A (LWAXX), Class B (LTBXX), Class C (LTCXX) and Service Shares (LXSXX)

Western Asset California Tax Free Money Market Fund

Class N (CFAXX), Class A (LOAXX) and Service Shares (LFSXX)

Western Asset Connecticut Municipal Money Market Fund

Class N (CFNXX), Class A (CNNXX), Class I (CCYXX) and Service Shares (LTNXX)

Western Asset New York Tax Free Money Market Fund

Class N (CIYXX), Class A (LNAXX) and Service Shares (LNSXX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

1-203-703-6002

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus for Class N shares of each of Western Asset Liquid Reserves (“Liquid Reserves”), Western Asset U.S. Treasury Reserves (“U.S. Treasury Reserves”), Western Asset Government Reserves (“Government Reserves”), Western Asset Tax Free Reserves (“Tax Free Reserves”), Western Asset California Tax Free Money Market Fund (“California Tax Free Money Market Fund”), Western Asset Connecticut Municipal Money Market Fund (“Connecticut Municipal Money Market Fund”) and Western Asset New York Tax Free Money Market Fund (“New York Tax Free Money Market Fund” and collectively, the “funds”), the Prospectus for Class A, Class B and Class C shares of Liquid Reserves, Class A shares of Government Reserves, Class A, Class B and Class C shares of Tax Free Reserves, Class A shares of California Tax Free Money Market Fund, Class A and Class I shares of Connecticut Municipal Money Market Fund and Class A shares of New York Tax Free Money Market Fund, and the Prospectus for Service Shares of each of Liquid Reserves, U.S. Treasury Reserves, Government Reserves, Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund, each dated December 27, 2013, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

Each fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland statutory trust. Prior to September 1, 2012, Government Reserves was known as Western Asset Government Money Market Fund. Prior to May 31, 2010, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund were known as Western Asset / CitiSM Liquid Reserves, Western Asset / CitiSM U.S. Treasury Reserves, Western Asset / CitiSM Tax Free Reserves, Western Asset / CitiSM California Tax Free Reserves, Western Asset / CitiSM Connecticut Tax Free Reserves and Western Asset / CitiSM New York Tax Free Reserves, respectively. Prior to June 1, 2009, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund were known as CitiSM Cash Reserves, CitiSM U.S. Treasury Reserves, CitiSM Tax Free Reserves, CitiSM California Tax Free

Reserves, CitiSM Connecticut Tax Free Reserves and CitiSM New York Tax Free Reserves, respectively. Prior to April 16, 2007, Government Reserves was known as Smith Barney Money Funds, Inc.—Government Portfolio.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The Prospectuses and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the funds or their distributor. The Prospectuses and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

MASTER/FEEDER STRUCTURE

Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves utilize a master/feeder structure by investing all of their investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Government Portfolio and Tax Free Reserves Portfolio, respectively (each, a “portfolio” and together, the “portfolios”). Each of Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Government Portfolio is a diversified, open-end management investment company. Tax Free Reserves Portfolio is a non-diversified, open-end management investment company. Each portfolio has substantially the same investment objectives, strategies and policies as its corresponding fund.

The Board of Trustees of the Trust (the “Board”) believes that the aggregate per share expenses of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves and their corresponding portfolios will be less than or approximately equal to the expenses that each fund would incur if the assets of the fund were invested directly in the types of securities held by its portfolio. Each fund may withdraw its investment in its portfolio at any time, and will do so if the fund’s Trustees believe it to be in the best interest of the fund’s shareholders. If a fund were to withdraw its investment in its portfolio, the fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a fund were to withdraw, the fund could receive securities from its portfolio instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

Each portfolio may change its investment objective, investment strategies and certain of its investment policies and restrictions without approval by its investors, but it will notify its corresponding fund and its other investors before implementing any change in its investment objective. A change in a portfolio’s investment objective, investment strategies, policies or restrictions may cause a fund to withdraw its investment in its portfolio.

The portfolios, as series of a Maryland statutory trust, are not required to hold and have no intention of holding annual meetings of investors. However, when a portfolio is required to do so by law or in the judgment of its Trustees it is necessary or desirable to do so, the portfolio will submit matters to its investors for a vote. When a fund is asked to vote on matters concerning its corresponding portfolio (other than a vote to continue the portfolio following the withdrawal of an investor), the fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. Of course, the fund could be outvoted, or otherwise adversely affected, by other investors in the portfolio.

Each portfolio may sell interests to investors in addition to its corresponding fund. These investors may be funds which offer shares to their shareholders with different costs and expenses than the fund. Therefore, the investment returns for all investors in funds investing in a portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

Each portfolio is open for business on each day that its corresponding fund is open for business as set forth in the funds’ Prospectuses. Each portfolio determines its net asset value as of the same times on each fund business day as its corresponding fund. A portfolio may make additional net asset value calculations to accommodate the net asset value calculation times of other investors, such as other funds, that invest in the portfolio. A fund may add to or reduce its investment in its portfolio on each fund business day. For more information, see the funds’ Prospectuses.

Information about other holders of interests in the portfolios is available from LMIS.

Each of California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund may, in the future, convert to a master/feeder structure. Each fund may, in the future, convert to a fund of funds structure. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each of Liquid Reserves, U.S. Treasury Reserves and Government Reserves is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund (collectively, the “Tax Free Funds”) is classified as non-diversified under the 1940 Act. Each fund is a money market fund that intends to comply with the provisions of Rule 2a-7 under the 1940 Act.

Each fund’s Prospectuses discuss the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus(es).

Investment Objectives

Liquid Reserves. The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

U.S. Treasury Reserves. The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.

Government Reserves. The fund’s investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.

Tax Free Reserves. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

California Tax Free Money Market Fund. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

Connecticut Municipal Money Market Fund. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

New York Tax Free Money Market Fund. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

The investment objectives of the funds are non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

Each of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves seeks to achieve its investment objective by investing all of its investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Government Portfolio and Tax Free Reserves Portfolio, respectively. Each portfolio has substantially the same investment objectives, strategies and policies as its corresponding fund.

Since the investment characteristics of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves correspond directly to those of the portfolios in which they invest, the following generally applies to both the funds and the portfolios, as applicable, and references to a “fund” include the portfolios, unless the context requires otherwise. A fund may withdraw its investment from its corresponding portfolio at any time, if the Board determines that it is in the best interests of the fund to do so. If a fund were to then invest directly in securities, the fund’s assets would be invested in accordance with the applicable investment strategies and policies described below.

Liquid Reserves

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, the fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued or guaranteed by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or foreign governments. These securities may pay interest at fixed, floating or adjustable rates, or may be issued at a discount.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks, such as certificates of deposit, fixed time deposits and bankers’ acceptances. The fund generally limits its investments in foreign securities to U.S. dollar denominated obligations of issuers, including banks and foreign governments, located in the major industrialized countries, although with respect to bank obligations, the branches of the banks issuing the obligations may be located in The Bahamas or the Cayman Islands.

The fund limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having more than $100 million of equity capital or total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The fund may also invest in certificates of deposit issued by banks, the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that the fund at no time owns certificates of deposit with a principal amount in excess of the amount that is fully insured by FDIC insurance of any one of those issuers.

The fund limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks that meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks, which banks (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the fund. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The approval of the fund’s shareholders would not be required to change the fund’s investment objective or any of its investment strategies. Likewise, the approval of the investors in the portfolio would not be required to change the portfolio’s investment objectives or any of its investment strategies.

U.S. Treasury Reserves

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold.

The fund is a money market fund that invests all of its assets in direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury include U.S. Treasury bills, notes and bonds; STRIPS, which are individual interest and principal components of eligible Treasury notes and bonds that are traded as separate securities; and TIPS, which are inflation-protected securities issued by the U.S. Treasury, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index. The fund will not enter into repurchase agreements, but may enter into reverse repurchase agreements to satisfy redemption requests or for other temporary or emergency purposes. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The approval of the fund’s shareholders would not be required to change the fund’s investment objectives or any of its investment strategies. Likewise, the approval of the investors in the portfolio would not be required to change the portfolio’s investment objectives or any of its investment strategies. If, however, either the fund or the portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, the fund or the portfolio, as applicable, would give written notice to its shareholders (or investors, as applicable) at least 60 days prior to implementing the change.

Government Reserves

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by a fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, a fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, a fund’s subadviser or Board will decide whether the security should be held or sold.

The fund invests exclusively in short-term U.S. government obligations, including U.S. Treasuries and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be issued at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The approval of the fund’s shareholders would not be required to change the fund’s investment objective or any of its investment strategies. Likewise, the approval of the investors in the portfolio would not be required to change the portfolio’s investment objective or any of its investment strategies. If, however, either the fund or the portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than short-term U.S. government obligations and related investments, the fund or the portfolio, as applicable, would give written notice to its shareholders (or investors, as applicable) at least 60 days prior to implementing the change.

Tax Free Reserves

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, the fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold. The maturities of variable rate instruments held by the fund are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in short-term high-quality municipal obligations and interests in municipal obligations (“municipal securities”) that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the AMT, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are generally limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to the AMT.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

Each of the fund’s and portfolio’s policy to invest at least 80% of its assets, under normal market conditions, in certain municipal securities may not be changed without shareholder or investor approval.

California Tax Free Money Market Fund

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, the fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, a fund’s subadviser or Board will decide whether the security should be held or sold. The maturities of variable rate instruments held by the fund are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”), and California personal income taxes (“California municipal securities”). These municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

In order for the fund to pay dividends that are exempt from federal tax and California personal income tax, the fund must continue to qualify as a “regulated investment company” for federal income tax purposes and at the end of each quarter of its taxable year at least 50% of the fund’s assets must be tax-exempt securities. In addition, in order for the fund to be eligible to pay dividends that are exempt from California personal income tax, at the end of each quarter of its taxable year at least 50% of the fund’s total assets must be invested in obligations, the interest on which is exempt from California taxation when received by an individual (“California Exempt-Interest Securities”).

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the AMT and/or California state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are generally limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to the AMT.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The fund’s policy to invest at least 80% of its assets, under normal market conditions, in California municipal securities may not be changed without shareholder approval.

Connecticut Municipal Money Market Fund

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, the fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold. The maturities of variable rate instruments held by the fund are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”), and Connecticut personal income taxes (“Connecticut municipal securities”). These municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in Connecticut municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the AMT and/or Connecticut state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are generally limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to the AMT.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The fund’s policy to invest at least 80% of its assets, under normal market conditions, in Connecticut municipal securities may not be changed without shareholder approval.

New York Tax Free Money Market Fund

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by a fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, a fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, a fund’s subadviser or Board will decide whether the security should be held or sold. The maturities of variable rate instruments held by the fund are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”), and New York State and New York City personal income taxes (“New York municipal securities”). These municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to the AMT, regular federal income tax and/or New York State and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are generally limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund’s assets may also be invested in municipal securities which are subject to the AMT.

The fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

The fund’s policy to invest at least 80% of its assets, under normal market conditions, in New York municipal securities may not be changed without shareholder approval.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

The funds’ and the portfolios’ principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds and the portfolios. Throughout this section, references to a fund apply to and correspond to the fund’s corresponding portfolio. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Asset-Backed Commercial Paper and Other Asset-Backed Securities (each fund other than U.S. Treasury Reserves and Government Reserves)

The funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of a fund, since the fund may be forced to reinvest any prepaid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Asset-backed commercial paper (“ABCP”) typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes typically are of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Consistent with each fund’s investment objective and policies the fund also may invest in other types of asset-backed and receivable-backed securities.

Banking Industry Concentration (each fund other than U.S. Treasury Reserves and Government Reserves)

Up to 25% of a fund’s assets may be invested at any time in U.S. dollar-denominated obligations of foreign banks, and all of the fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC. Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent. A fund may also invest in Eurodollar and Yankee bank obligations.

Certificates of deposit (“CDs”) are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits (“Fixed TDs”) are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, Fixed TDs may be withdrawn on demand by a fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although Fixed TDs do not have a market, there are no contractual restrictions on a fund’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, a fund may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, a fund generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and Fixed TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to many of the same risks as those of domestic banks or domestic branches of foreign banks. They are also subject to risks such as foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Since a fund may hold investments in non-U.S. bank obligations, an investment in a fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by a fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on CDs or Fixed TDs that might affect adversely such payment on such obligations held by a fund.

Borrowings (each fund)

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares. A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Commercial Paper (each fund other than U.S. Treasury Reserves and Government Reserves)

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Custodial Receipts (each fund other than U.S. Treasury Reserves and Government Reserves)

Custodial receipts or certificates are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain U.S. government notes or bonds or on certain municipal obligations. The underwriter of these certificates or receipts typically purchases U.S. government securities or municipal obligations and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Demand Instruments (each fund other than U.S. Treasury Reserves and Government Reserves)

A fund may invest in securities issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. A fund currently is permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7 of the 1940 Act. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the institutions supporting the fund’s investments and changes in the credit quality of these institutions could cause losses to a fund and affect its share price.

Variable rate demand instruments include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities cannot be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. A fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

See also “Municipal Securities—Demand Instruments.”

Floating Rate and Variable Rate Obligations (each fund)

Floating rate and variable rate obligations, including participation interests therein are securities that pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. For purposes of determining the maturity of a variable rate or floating rate instrument held by a fund under applicable regulations, the fund may be permitted to take into account reset provisions. For the purposes of determining the weighted average life of a fund’s portfolio, the period remaining for each adjustable-rate security without a demand feature would have a maturity equal to its final legal maturity.

The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate securities owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying securities may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Foreign Securities and Markets (each fund)

Investments in securities issued by or provided with credit enhancements by foreign banks or other foreign issuers present certain additional risks. Also, whether or not a fund invests directly in such securities, the value and liquidity of a fund’s investments may be negatively impacted by events and conditions affecting foreign markets, due to the interconnected nature of the global economy and capital markets.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Sovereign Government and Supranational Debt. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

High Quality Corporate Obligations (each fund other than U.S. Treasury Reserves and Government Reserves)

High quality corporate obligations include obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the highest rating category or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in the highest rating category for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating.

Illiquid Assets (each fund)

Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the fund. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Lending of Securities (each fund)

Consistent with applicable regulatory requirements and in order to generate income, a fund may lend its securities to broker/dealers and other institutional borrowers. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a fund would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the loan is terminated and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If a fund does lend securities, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending although the funds may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Money Market Instruments Generally (each fund)

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Mortgage-Backed Securities (each fund other than U.S. Treasury Reserves and Government Reserves)

Interest and principal payments on mortgage-backed securities (“MBS”) are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Municipal Securities (each fund other than U.S. Treasury Reserves and Government Reserves)

Shareholders should note that, although interest paid on municipal securities is generally exempt from regular federal income tax, Liquid Reserves does not anticipate holding municipal securities in sufficient quantities to qualify to pay exempt-interest dividends. As a result, distributions by Liquid Reserves to its shareholders are expected to be treated for federal income tax purposes as ordinary dividends without regard to the character in the hands of Liquid Reserves of any interest that it receives on municipal securities.

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is typically excluded from gross income for regular federal income tax purposes, although it may be subject to the AMT.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See “Structured Instruments” below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. A fund typically will exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the fund in order to facilitate withdrawals from the fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the fund’s high credit standards at the time of purchase of the participation interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity.

Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation. (See “Banking Industry Concentration” above.)

Municipal Notes

There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

See also “Floating Rate and Variable Obligations” and “Demand Instruments.”

Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities, although the recently enacted federal Build America Bond program has increased the attractiveness of and the market for such obligations. Interest on taxable municipal obligations is includable in gross income for regular federal income tax and AMT purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S. Territories

California. California Tax Free Money Market Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by California Tax Free Money Market Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. California Tax Free Money Market Fund is not responsible for the accuracy, completeness or timeliness of this information.

Connecticut. Connecticut Municipal Money Market Fund intends to invest a high proportion of its assets in Connecticut municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Connecticut and the resulting impact on the state will not adversely affect the market value of Connecticut municipal obligations held by Connecticut Municipal Money Market Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Connecticut municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of Connecticut, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the state of Connecticut’s credit and financial conditions, is based on information from statements of issuers of Connecticut municipal obligations, and does not purport to be complete. Connecticut Municipal Money Market Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Tax Free Money Market Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by New York Tax Free Money Market Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of the state of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Tax Free Money Market Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of Puerto Rico’s economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect Puerto Rico’s economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance and reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix F to this SAI. The summary set forth above and in Appendix F is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 159,914 in July 2012. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2011, and more recently decreased to 11.8% in March 2012.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been the source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands are located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In July 2012, the population of the U.S. Virgin Islands was estimated at 105,275.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, rum distilling, textiles, electronics, pharmaceuticals and watch assembly), and construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the territory’s largest private sector employer. International business and financial services are small but growing components of the economy. The agricultural sector is small, with most of the islands’ food being imported. The islands are vulnerable to substantial damage from storms. The global economic recession has affected all sectors of the economy and has had a negative effect on the employment rate.

Repurchase Agreements (each fund other than U.S. Treasury Reserves)

Under the terms of a typical repurchase agreement, a fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by a fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, a fund or its custodian is required to have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If a fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. Liquid Reserves may enter into repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds, municipal securities and mortgage loans). These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the funds.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements (each fund)

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectuses or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser’s strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Risks Associated with Sources of Liquidity or Credit Support (each fund other than U.S. Treasury Reserves and Government Reserves)

Issuers of obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit. See also “Banking Industry Concentration.”

Structured Instruments (each fund other than U.S. Treasury Reserves and Government Reserves)

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities.

These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a fund.

U.S. Government Obligations (each fund, U.S. Treasury Reserves with respect to U.S. Treasury obligations only)

U.S. government securities include (1) U.S. Treasury obligations (see “U.S. Treasury Obligations” below) and (2) other obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.

U.S. Treasury Obligations (each fund)

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually. U.S. Treasury obligations also include STRIPS, TIPS and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued through depository financial institutions, which then trade the component parts separately. Each interest payment and the principal payment becomes a separate zero-coupon security. STRIPS pay interest only at maturity. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation. The inflation adjustment is based on a two month-lagged value of the non-seasonally adjusted Consumer Price Index for Urban Consumers (CPI-U). TIPS entitle the holder, upon maturity, to the adjusted principal or original principal, whichever is greater, thus providing a deflation floor. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates increase, particularly during periods of low inflation. FRNs are floating rate notes, the interest on which is indexed to the most recent 13-week Treasury bill auction High Rate, which is the highest accepted discount rate in a Treasury bill auction. Announced during 2013, the Treasury expects to begin issuing FRNs through auctions as early as January 2014.

When-Issued Securities and Forward Commitments (each fund)

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Commodity Exchange Act Registration

Each fund and portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund and portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to each fund and portfolio under the CEA.

INVESTMENT POLICIES

Each fund and portfolio has adopted the fundamental investment policies below for the protection of shareholders. References to “fund” in this section include the portfolios, unless the context requires otherwise. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund.

Whenever a fund is requested to vote on a change in the fundamental investment policies of its corresponding portfolio, the fund will either call a meeting of its shareholders and will vote its shares in the portfolio in accordance with instructions it receives from its shareholders, or vote its shares in its corresponding portfolio in the same proportion as the vote of all other investors in the portfolio.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Each fund, except for Government Reserves, may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each fund, other than U.S. Treasury Reserves, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to each of Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund, bank participation interests in municipal obligations. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, Government Reserves may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that the fund may invest without limit in obligations issued by banks.

For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, no fund contemplates borrowing money for leverage, but if it does so, it will not likely do so to a substantial degree. The policy in

(1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the funds may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a fund’s manager or subadviser believes the income justifies the attendant risks. A fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the funds from purchasing or investing in debt obligations and loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, SEC rules limit a money market fund’s purchases of illiquid securities to 5% of total assets. The policy in (5) above will be interpreted not to prevent the funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, SEC rules limit a money market fund’s purchases of illiquid securities to 5% of total assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include related groups of industries. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to permit investment without limit in domestic bank participation interests in municipal securities. Currently, Government Reserves does not intend to purchase or concentrate in banking obligations. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized fully by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries or groups of industries. The funds have been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

Each fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Rule 2a-7 under the 1940 Act may limit a money market fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

Additional Fundamental Investment Policy

As a fundamental policy, under normal market conditions, each Tax Free Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and with respect to each of California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund, that is also exempt from California, Connecticut and New York State and New York City personal income taxes, respectively.

Diversification

Liquid Reserves, U.S. Treasury Reserves and Government Reserves are each currently classified as a diversified fund under the 1940 Act. A fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund (each, a “Tax Free Fund”) are each currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. However, each Tax Free Fund intends to comply with the diversification requirements applicable to money market funds, which limit a fund’s ability to invest in the obligations of a single issuer. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds (an “Independent Trustee”)) is c/o Kenneth D. Fuller, 100 International Drive, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the funds is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Independent Trustees#:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	54	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)	54	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	54	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	54	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)	54	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Diana R. Harrington Born 1940	Trustee and Chair of the Board	Since 1992 (Chair of the Board since 2013)	Babson Distinguished Professor of Finance, Babson College (since 1992)	54	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	54	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	54	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Alan G. Merten Born 1941	Trustee	Since 1990	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)	54

Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology)

(2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology)

(1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Interested Trustee and Officer:

Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 168 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President—Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)	156	None

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a) (19) of the 1940 Act.

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.

†	Mr. Fuller is an “interested person” of the funds, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Born 1979 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Born 1970 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

James Crowley Born 1966 620 Eighth Avenue 49th Floor New York, NY10018	Treasurer	Since 2011	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took such office.

Each of the Trustees, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Dr. Cocanougher, academic leadership experience and background in business and finance and experience as a board member of various business and non-profit organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Fuller, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities and another investment advisory firm. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Fuller is an interested person of the funds. Independent Trustees constitute more than 75% of the Board. Dr. Harrington serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees.

As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including each fund’s subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the funds in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, each fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The portfolios are also governed by a board, which has the same members, committees and compensation policies as the funds’ Board.

The Board met four times during the funds’ fiscal year ended August 31, 2013. Each of the Audit, Governance and Performance Committees met four times during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2012, except for Mr. Fuller, for whom the information is shown as of March 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in Liquid Reserves ($)	Dollar Range of Equity Securities in U.S. Treasury Reserves ($)	Dollar Range of Equity Securities in Government Reserves ($)	Dollar Range of Equity Securities in Tax Free Reserves ($)	Dollar Range of Equity Securities in California Tax Free Money Market Fund ($)	Dollar Range of Equity Securities in Connecticut Municipal Money Market Fund ($)	Dollar Range of Equity Securities in New York Tax Free Money Market Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None	None	None	None	None	None
A. Benton Cocanougher	None	None	None	None	None	None	None	Over 100,000
Jane F. Dasher	None	None	None	None	None	None	None	10,001-50,000
Mark T. Finn	None	None	Over 100,000	None	None	None	None	Over 100,000
Stephen Randolph Gross	None	None	None	None	None	None	None	None
Richard E. Hanson, Jr.	None	None	None	None	None	None	None	Over 100,000
Diana R. Harrington	None	None	None	None	None	None	None	Over 100,000
Susan M. Heilbron	None	None	None	None	None	None	None	Over 100,000
Susan B. Kerley	None	None	None	None	None	None	None	Over 100,000
Alan G. Merten	None	None	None	None	None	None	None	Over 100,000
R. Richardson Pettit	None	None	None	None	None	None	None	Over 100,000
Interested Trustee:
Kenneth D. Fuller	None	None	None	None	None	None	None	Over 100,000

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and, prior to January 1, 2013, $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. Effective January 1, 2013, each fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of $1,500 for certain telephonic Board and committee meetings in which that Trustee participates. Effective June 1, 2013, each fund pays a pro rata share of $75,000 to the Independent Trustee serving as Chair to the Board. Each of the Chairs of the Audit Committee and the Performance Committee, and, as of June 1, 2013, the Governance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation for Fiscal Year Ended August 31, 2013 ($)							Total Pension or Retirement Benefits Paid as Part of Fund Expenses For Fiscal Year Ended August 31, 2013($) (2)	Total Compensation from the Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2012 ($)	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended August 31, 2013
	Liquid Reserves	U.S. Treasury Reserves	Government Reserves	Tax Free Reserves	California Tax Free Money Market Fund	Connecticut Municipal Money Market Fund	New York Tax Free Money Market Fund
Independent Trustees:
Elliott J. Berv	1,137	1,441	1,574	365	288	160	562	None	250,000	52
A. Benton Cocanougher	1,116	1,414	1,540	359	283	157	552	None	250,000	52
Jane F. Dasher	1,116	1,414	1,540	359	283	157	552	None	250,000	52
Mark T. Finn	1,116	1,414	1,540	359	283	157	552	None	250,000	52
Stephen Randolph Gross	1,116	1,414	1,540	359	283	157	552	None	250,000	52
Richard E. Hanson, Jr	1,116	1,414	1,540	359	283	157	552	None	250,000	52
Diana R. Harrington	1,275	1,613	1,781	408	320	178	630	None	265,000	52
Susan M. Heilbron	1,116	1,414	1,540	359	283	157	552	None	250,000	52
Susan B. Kerley	1,137	1,441	1,574	365	288	160	562	None	250,000	52
Alan G. Merten	1,228	1,545	1,676	396	311	172	609	None	280,000	52
R. Richardson Pettit	1,188	1,499	1,634	382	300	167	588	None	265,000	52
Interested Trustee:
R. Jay Gerken(1)	0	0	0	0	0	0	0	None	0	N/A
Kenneth D. Fuller(1)	0	0	0	0	0	0	0	None	N/A	153

(1)

Mr. Gerken retired as a Trustee effective May 31, 2013, and Mr. Fuller became a Trustee effective June 1, 2013. Mr. Gerken was not compensated for his services as a Trustee, and Mr. Fuller is not compensated for such services, because of their affiliations with the manager.

(2)	Pursuant to prior retirement plans, Government Reserves made payments to former trustees for the fiscal year ended August 31, 2013 of $1,389.

Officers of the funds and portfolios receive no compensation from the funds or portfolios, although they may be reimbursed by the funds or portfolios for reasonable out-of-pocket travel expenses for attending Board meetings.

As of December 4, 2013, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of each class of each fund.

To the knowledge of the funds, as of December 4, 2013, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the applicable class of each fund:

Fund/Class	Name and Address	Percent of Class (%)
Liquid Reserves / A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	61.54

Liquid Reserves / A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.74

Fund/Class	Name and Address	Percent of Class (%)
Liquid Reserves / A	FIDUCIARY TRUST INTL REVENUE 600 FIFTH AVE NEW YORK NY 10020-2326	8.14

Liquid Reserves / B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	92.25

Liquid Reserves / C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	15.24

Liquid Reserves / N	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	50.37

Liquid Reserves / N	PERSHING LLC FOR THE EXCLUSIVE ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.43

Government Reserves / A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	67.36

Government Reserves / A	FIDUCIARY TRUST INTL REVENUE 600 FIFTH AVE NEW YORK NY 10020-2326	13.07

Government Reserves / A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.51

Tax Free Reserves / A	FIDUCIARY TRUST INTL REVENUE 600 FIFTH AVE NEW YORK NY 10020-2326	45.42

Tax Free Reserves / A	FIDUCIARY TRUST INTL NON REVENUE 600 FIFTH AVE NEW YORK NY 10020-2302	29.04

Tax Free Reserves / A	PERSHING LLC FOR THE EXCLUSIVE ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	21.69

Fund/Class	Name and Address	Percent of Class (%)
Tax Free Reserves / B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	100

Tax Free Reserves / C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	77.79

Tax Free Reserves / C	MARY C KAISER & RONALD F KAISER JTWROS N TONAWANDA NY 14120-3701	22.21

Tax Free Reserves / N	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	51.78

Tax Free Reserves / N	CITIBANK NA 399 PARK AVE BSMT LC NEW YORK NY 10022-4686	31.79

Tax Free Reserves / N	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.88

Treasury Reserves / N	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	89.89

California Tax Free Money Market Fund / A	FIDUCIARY TRUST INTL REVENUE 600 FIFTH AVE NEW YORK NY 10020-2326	74.38

California Tax Free Money Market Fund / A	FIDUCIARY TRUST INTL-NON REVENUE 600 FIFTH AVE NEW YORK NY 10020-2302	14.56

California Tax Free Money Market Fund / A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.06

California Tax Free Money Market Fund / N	CITIBANK NA 399 PARK AVE BSMT LC NEW YORK NY 10022-4699	77.56

Fund/Class	Name and Address	Percent of Class (%)
California Tax Free Money Market Fund / N	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.87

California Tax Free Money Market Fund / N	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	5.21

Connecticut Municipal Money Market Fund / A	PERSHING LLC FOR THE EXCLUSIVE ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	73.88

Connecticut Municipal Money Market Fund / A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	26.03

Connecticut Municipal Money Market Fund / I	FIDUCIARY TRUST INTL-NON REVENUE 600 FIFTH AVE NEW YORK NY 10020-2302	69.83

Connecticut Municipal Money Market Fund / I	FIDUCIARY TRUST INTL REVENUE 600 FIFTH AVE NEW YORK NY 10020-2326	30.17

Connecticut Municipal Money Market Fund / N	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	58.79

Connecticut Municipal Money Market Fund / N	CITIBANK NA 399 PARK AVE BSMT LC NEW YORK NY 10022-4699	19.53

Connecticut Municipal Money Market Fund / N	ADOLF R DIBIASIO DARIEN CT 06820-2607	8.06

Connecticut Municipal Money Market Fund / N	MARTIN D JACOBSON GREENWICH CT 06830-3803	6.56

New York Tax Free Money Market Fund / A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	54.48

Fund/Class	Name and Address	Percent of Class (%)
New York Tax Free Money Market Fund / A	FIDUCIARY TRUST INTL REVENUE 600 FIFTH AVE NEW YORK NY 10020-2326	35.43

New York Tax Free Money Market Fund / A	FIDUCIARY TRUST INTL-NON REVENUE 600 FIFTH AVE NEW YORK NY 10020-2302	9.06

New York Tax Free Money Market Fund / N	CITIBANK NA 399 PARK AVE BSMT LC NEW YORK NY 10022-4699	30.25

New York Tax Free Money Market Fund / N	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	24.84

New York Tax Free Money Market Fund / N	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	7.77

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and the portfolios and provides certain oversight services to the funds and the portfolios, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s or portfolio’s Board, to provide the fund or portfolio with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s or portfolio’s portfolio of securities and other investments consistent with the fund’s or portfolio’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund and portfolio pays the manager a fee computed daily at an annual rate of the fund’s or portfolio’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund or portfolio necessary for the operation of the fund or portfolio, such as (i) supervising the overall administration of each fund or portfolio, including, as applicable, negotiation of contracts and fees with, and monitoring of performance and billings of, the transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders;

(iv) maintaining each fund’s and portfolio’s existence; and (v) maintaining the registration or qualification of each fund’s shares and each portfolio’s interests under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities (as defined in the 1940 Act) of the fund or portfolio, as applicable, and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund or portfolio, as applicable, on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund or portfolio, as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio , but the manager is not protected against any liability to the fund or portfolio to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Subject to such policies as the Board of a portfolio or a fund, as applicable, may determine, the manager manages the securities of and makes investment decisions for each portfolio. Currently, advisory services for each of Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves are provided through its corresponding portfolio, but the manager may, if requested by the Trustees, provide advisory services directly to such funds. In addition, the manager provides certain administrative services to each fund and each portfolio under the Management Agreements.

For its services under the applicable fund’s Management Agreement, the manager receives a management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Fee Rate (% of Average Daily Net Assets) (%)
First $1 billion	0.450
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

For Liquid Reserves, U.S. Treasury Reserves, Government Reserves and Tax Free Reserves, the fund pays the applicable annual rate based on its average daily net assets, less the amount, if any, of the fund’s share of the management fee payable by its corresponding portfolio.

For the periods below, the funds and portfolios paid management fees to the manager as follows:

Fund	Fiscal Year Ended August 31,		Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after waivers/expense reimbursements) ($)	Excess fee waivers/ expense reimbursements ($)
Liquid Reserves	2013		3,541,851	6,138,152	—	2,596,301
	2012		3,854,898	5,877,403	—	2,022,505
	2011		3,044,413	3,897,809	—	853,396

Liquid Reserves Portfolio	2013		70,540,545	6,396,293	64,144,252	—
	2012		48,746,617	4,777,305	43,969,312	—
	2011		34,074,673	2,573,328	31,501,345	—

U.S. Treasury Reserves	2013		4,590,596	5,780,053	—	1,189,457
	2012		4,362,453	5,979,726	—	1,617,273
	2011		3,485,416	4,563,200	—	1,077,784

U.S. Treasury Reserves Portfolio	2013		17,148,590	6,190,819	10,957,771	—
	2012		19,634,625	9,962,615	9,672,010	—
	2011		16,131,796	1,350,567	14,781,229	—

Government Reserves	2013		4,962,506	6,458,465	—	1,495,959
	2012		5,615,267	5,848,752	—	233,485
	2011		14,261,223	12,566,155	1,695,068	—

Government Portfolio	2013		13,125,695	2,912,917	10,212,778	—
	2012	*	2,798,469	353,609	2,444,860	—
	2012	**	12,804,671	1,450,932	11,353,739	—
	2011	**	13,703,892	1,043,901	12,659,991	—

Tax Free Reserves	2013		1,151,146	1,704,151	—	553,005
	2012		1,211,287	1,855,620	—	644,333
	2011		822,243	1,054,405	—	232,162

Tax Free Reserves Portfolio	2013		1,877,864	514,524	1,363,340	—
	2012		3,135,249	483,332	2,651,917	—
	2011		4,116,918	391,293	3,725,625	—

California Tax Free Money Market Fund	2013		907,641	1,153,516	—	245,875
	2012		1,123,874	1,347,468	—	223,594
	2011		664,229	775,588	—	111,359

Connecticut Municipal Money Market Fund	2013		504,342	604,891	—	100,549
	2012		538,575	682,009	—	143,434
	2011		774,915	642,769	132,146	—

New York Tax Free Money Market Fund	2013		1,735,659	2,057,246	—	321,587
	2012		2,589,465	3,104,577	—	515,112
	2011		2,396,663	2,449,039	—	52,376

*	For the fiscal period from June 1, 2012 to August 31, 2012.

**	For the fiscal year ended May 31.

During the fiscal year ended August 31, 2013, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund were reimbursed for litigation fees amounting to $291,920, $70,016, $77,516, $56,576, $75,319 and $203,893, respectively.

In addition, during the fiscal year ended August 31, 2012, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund were reimbursed for litigation fees amounting to $131,965, $31,651, $35,042, $25,576, $34,049 and $92,172, respectively.

In addition, during the fiscal year ended August 31, 2011, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund were reimbursed for litigation fees amounting to $56,471, $13,544, $14,970, $10,944, $14,570 and $39,442, respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund and each portfolio as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides, with respect to the portion of the fund’s or portfolio’s assets allocated to it by the manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s or portfolio’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually with respect to a fund or portfolio (a) by the Board or by a majority of the outstanding voting securities (as defined in the 1940 Act) of the fund or portfolio, as applicable and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of a fund or portfolio, as applicable, may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund or portfolio, as applicable, and the manager without penalty. The manager and the subadviser may terminate each Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign a Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the subadviser is not protected against any liability to the fund or portfolio or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund or portfolio, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund and portfolio is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares or portfolio’s interests and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders or portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund or portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund or portfolio, if any; the fund’s or portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund or portfolio and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or portfolio is a party and the legal obligation which the fund or portfolio may have to indemnify the fund’s or portfolio’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in a fund’s Prospectus(es). The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund, portfolio or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class or a meeting of investors of a portfolio (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

In order to implement an expense limitation, the manager will, as necessary, waive management fees and/or reimburse operating expenses. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of a fund, in a class’ total annual operating expenses exceeding such expense limitation or any other lower limit then in effect.

The manager may also waive management fees and/or reimburse the operating expenses of one or more portfolios, subject to recapture, under terms similar to the arrangements described above for the funds.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS also serves as exclusive Placement Agent with respect to each portfolio.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from a fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the funds. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the funds. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by a fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for a fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for a fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

Each fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, each fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of a fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, each fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of a fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund—Class	Total Service and/or Distribution Fees as a Percentage of Daily Net Assets (%)
Liquid Reserves
Class N	0.25
Class A	0.10
Class B	0.50
Class C	0.50
Service Shares	0.50
U.S. Treasury Reserves
Class N	0.25
Service Shares	0.50
Government Reserves
Class N	0.25
Class A	0.10
Service Shares	0.50
Tax Free Reserves
Class N	0.25
Class A	0.10
Class B	0.50
Class C	0.50
Service Shares	0.50
California Tax Free Money Market Fund
Class N	0.25
Class A	0.10
Service Shares	0.50
Connecticut Municipal Money Market Fund
Class N	0.25
Class A	0.10
Class I	0.00
Service Shares	0.50
New York Tax Free Money Market Fund
Class N	0.25
Class A	0.10
Service Shares	0.50

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were paid by the funds, after waivers (if any), pursuant to the distribution plan in effect during the last three fiscal years:

	Fiscal Year Ended August 31
Fund	2011 ($)	2012 ($)	2013 ($)
Liquid Reserves
Class N	1,698,799	1,619,651	369,142
Class A	151,191	378,409	578,402
Class B	18,616	40,316	44,224
Class C	180,205	374,333	269,713
U.S. Treasury Reserves
Class N	1,000,643	1,265,370	1,022,312
Government Reserves
Class A	3,387,543	1,261,230	1,109,080

	Fiscal Year Ended August 31
Fund	2011 ($)	2012 ($)	2013 ($)
Tax Free Reserves
Class N	583,330	657,769	213,110
Class A	40,639	140,405	170,250
Class B	548	751	888
Class C	—	—	648
California Tax Free Money Market Fund
Class N	276,623	248,494	108,174
Class A	36,957	150,352	158,429
Connecticut Municipal Money Market Fund
Class N	62,543	58,732	14,940
Class A	85,751	25,537	33,748
New York Tax Free Money Market Fund
Class N	1,272,138	1,205,842	408,850
Class A	23,737	93,100	222,162

No information is given for Service Shares of the funds or for Class N shares of Government Reserves because these share classes were not offered during the fiscal year ended August 31, 2013.

For the fiscal year ended August 31, 2013, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
Liquid Reserves
Class N	369,142	0	2,449	2,781	374,372
Class A	578,116	0	21,466	3,735	603,317
Class B	44,072	0	231	62	44,365
Class C	269,713	0	1,237	417	271,367
U.S. Treasury Reserves
Class N	1,022,312	0	34,723	122	1,057,157
Government Reserves
Class A	1,108,091	0	41,154	2,445	1,151,690
Tax Free Reserves
Class N	212,504	0	4,633	184	217,321
Class A	170,250	0	10,702	171	181,123
Class B	888	0	260	0	1,148
Class C	453	0	258	0	711
California Tax Free Money Market Fund
Class N	108,174	0	2,655	69	110,898
Class A	158,429	0	9,685	158	168,272
Connecticut Municipal Money Market Fund
Class N	14,830	0	1,726	6	16,562
Class A	33,748	0	3,102	6	36,856
New York Tax Free Money Market Fund
Class N	408,850	0	6,891	380	416,121
Class A	221,712	0	13,038	199	234,949

No information is given for Service Shares of the funds or for Class N shares of Government Reserves because these share classes were not offered during the fiscal year ended August 31, 2013.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds and the portfolios. State Street, among other things, maintains a custody account or accounts in the name of each fund and portfolio, receives and delivers all assets for the funds and the portfolios upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and the portfolios and makes disbursements on behalf of the funds and the portfolios. State Street neither determines the funds’ or portfolios’ investment policies nor decides which securities the funds or portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds and the portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements. State Street may also act as the funds’ or portfolios’ securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or the “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the funds’ transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund and portfolio.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees of each fund’s and portfolio’s Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s and portfolio’s financial statements and financial highlights for the fiscal year ending August 31, 2014.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the portfolios, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds or portfolios. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict, of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the portfolios, the subadviser, and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund and portfolio to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds or the portfolios. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and a fund or portfolio, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds and portfolios as required for the funds and portfolios to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s or portfolio’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund or portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-877-721-1926, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the funds’ Prospectuses for a discussion of how to purchase fund shares. Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account fee. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class N shares. Class N shares are sold without an initial sales charge and are not subject to contingent deferred sales charges.

Service Shares. Service Shares are sold without an initial sales charge and are not subject to contingent deferred sales charges.

Class A shares. Class A shares are sold without an initial sales charge and are generally not subject to contingent deferred sales charges.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons.

Class B Shares. Class B shares are sold without an initial sales charge and are not subject to contingent deferred sales charges, however, if purchased through exchange, a contingent deferred sales charge of up to 5.00% may apply, based on the fund originally purchased. Class B shares are available only through exchanges of Class B shares of other funds sold by the distributor.

Class C Shares. Class C shares are sold without an initial sales charge and are not subject to contingent deferred sales charges, however, if purchased through exchange, a contingent deferred sales charge of up to 1.00% may apply, based on the fund originally purchased. Class C shares are available to individual investors only through exchanges of Class C shares and Class C1 shares of other funds sold by the distributor.

Class I Shares. Class I shares are sold without an initial sales charge and are not subject to contingent deferred sales charges.

The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Systematic Investment Plan

Shareholders may purchase additional Class A shares of the applicable funds through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see the Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a service agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A, Class B or Class C shares acquired by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

The contingent deferred sales charge will be assessed on the net asset value of the shares at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase of the shares from the original fund. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund. Class B shares that are contingent deferred sales charge shares are subject to a 5.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares of the applicable fund approximately eight years after the date on which they were purchased. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining if a redemption of shares is subject to a contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares were initially acquired in a fund that charged a contingent deferred sales charge. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses incurred in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Programs with Exchange Features

Certain retirement plan programs were authorized by LMIS prior to November 20, 2006 (collectively, the “Grandfathered Retirement Programs”) to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares of a fund for Class A shares of the same fund. The Grandfathered Retirement Programs are permitted to offer to current and prospective retirement plan investors the opportunity to exchange all of their Class C shares of a fund for Class A shares of the same fund.

Under the Grandfathered Retirement Programs, Class C shares of a fund may be purchased by plans investing less than $3 million. Class C shares of a fund are eligible for exchange into Class A shares of the same fund not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason funds equal at least $3 million at the end of the fifth year after the date the participating plan enrolled in the Grandfathered

Retirement Programs, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur automatically on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Programs. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund.

For further information regarding these Programs, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Programs prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

REDEMPTION OF SHARES

General

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s or portfolio’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by rule or by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders of certain classes of shares, as described in the funds’ applicable Prospectuses. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Involuntary Redemptions of Shares

Subject to applicable law, a fund may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the fund determines, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectuses. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market prices of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

General

The exchange privilege enables shareholders to acquire shares of the same class in another fund offered in the Western Asset family of money market funds, with respect to Class N shares and Service Shares of the applicable funds, and in another fund sold by the distributor, with respect to Class A, Class B, Class C and Class I shares of the applicable funds, when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The funds’ Prospectuses describe the requirements for exchanging shares of the funds.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange on a day during a fund’s business hours are redeemed at the final net asset value calculated on such day and the proceeds are immediately invested in shares of the fund being acquired at that fund’s final net asset value calculated on such day. Each fund reserves the right to reject any exchange request.

Class A, Class I, Class N and Service Shares Exchanges. An initial sales charge may apply if you exchange Class A shares of a fund for Class A shares of another fund sold by the distributor which is subject to an initial sales change. Further, if Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if any of these shares are redeemed within eighteen months of the date shares of the original fund were purchased. Class I shares of a fund may be exchanged for Class I shares of another fund sold by the distributor without imposition of any charge. Class N shares may be exchanged for Class N shares of another Western Asset money market fund sold by the distributor without imposition of any charge. Service Shares may be exchanged for Service Shares of another Western Asset money market fund sold by the distributor without imposition of any charge.

Class B Exchanges. Class B shares may be exchanged for Class B shares of other funds sold by the distributor, at net asset value without paying an initial sales charge. However, with respect to shares purchased through exchange, if the Class B shares are redeemed within five years of the purchase payment, any contingent deferred sales charge that applies to the Class B shares of the other fund will apply to the Class B shares acquired in exchange for the Class B shares up to 5.00%. The contingent deferred sales charge decreases as the number of years since the purchase payment increases.

Class C Exchanges. Class C shares may be exchanged for Class C shares of another fund sold by the distributor without a contingent deferred sales charge. However, with respect to shares purchased through exchange, if the Class C shares are redeemed within one year of the purchase payment, any contingent deferred sales charge that applies to the Class C shares of the other fund will apply to the Class C shares acquired in exchange for the Class C shares up to 1.00%.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectuses.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. A shareholder generally will not recognize a gain or loss on an exchange if the fund whose shares are exchanged maintains a net asset value of $1.00 per share.

VALUATION OF SHARES

The net asset value per share of each class of the funds is determined on such days and at such times as is set forth in the funds’ Prospectuses. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, including (if applicable) its investment in its underlying portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. As of the date of this SAI, the Securities Industry and Financial Markets Association (SIFMA) recommends an early close to the bond markets on Good Friday, the business day following Thanksgiving Day and the business day preceding the following holidays (or the days on which they are observed): New Year’s Day, Memorial Day and Christmas Day.

The value of a portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same times and on the same days as the net asset value per share of the corresponding fund is determined (although a portfolio’s net asset value may also be determined at other times in addition to these times to accommodate the net asset value times of other investors in the portfolio). The net asset value of a fund’s investment in its corresponding portfolio is equal to the fund’s pro rata share of the total investment of the fund and of other investors in the portfolio less the fund’s pro rata share of the portfolio’s liabilities.

It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

The securities held by a fund or portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value (or deemed market value) of the securities held by a fund or portfolio deviates more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund or portfolio would receive if the instrument were sold.

Pursuant to the rules of the SEC, the funds’ and portfolios’ Trustees have established procedures to stabilize the value of the funds’ and portfolios’ net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a fund or portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund or portfolio. Such action may include redemption or withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each fund, the funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of each fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as ordinary income. Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s or portfolio’s net asset value of $1.00 per share. Reducing the number of shares would be accomplished by means of a reverse stock split. In a reverse stock split, the number of shares held by each shareholder would be reduced by the same proportional amount. That amount would be calculated such that, immediately after the reverse stock split, each outstanding share would be valued at $1.00. However, each shareholder would own fewer shares and, therefore, would have lost money.

It is expected that each fund (and each class of a fund) will have a positive net income at the time of each determination thereof. If for any reason a fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund may reduce the number of outstanding fund shares of that fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund. In addition, even where a fund does not have negative income, a fund may retain some portion of its income, which would have the effect of increasing its net asset value.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s and portfolio’s portfolio decisions and the placing of each fund’s and portfolio’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund or portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund or portfolio and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund or portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s or portfolio’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund or portfolio may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund or portfolio. Not all of these research services are used by the subadviser in managing any particular account, including the funds and portfolios.

Debt securities purchased and sold by a fund or portfolio generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund or portfolio will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund or portfolio as well as for one or more of the subadviser’s other clients. Investment decisions for a fund, for a portfolio and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended August 31, 2013, the funds did not direct any amounts to brokerage transactions related to research services or pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended August 31, 2011, 2012 and 2013, the funds paid no brokerage commissions for portfolio transactions.

For the fiscal year ended August 31, 2013, the funds did not hold any securities issued by their regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). Under the policy, the fund’s complete list of holdings (including the size of each position) and certain other information is disclosed as of the last business day of the month no later than five business days after month-end on the fund’s public website. The fund may disclose its complete portfolio holdings earlier, provided such information has been made available on the fund’s public website in accordance with the policy.

Each fund intends to disclose its complete portfolio holdings as of the last business day of each month no later than five business days after month-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

Set forth below is a list, as of September 30, 2013, of those parties with whom the manager, on behalf of each fund and each portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Charles River	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
Middle Office Solutions, LLC	Daily	None
NaviSite, Inc.	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Thomson	Semi-annually	None

Portfolio holdings information for a fund or portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Broadridge	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch (Rating Agency)	Weekly	1 Business Day
Interactive Data Corp.	Weekly	None
Liberty Hampshire	Weekly and Month-End	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
SunTrust	Weekly and Month-End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

2.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

3.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

4.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

5.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

The Chief Compliance Officer, or designee, may as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s Board.

Limitations of policy

The portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Federal Income Tax Treatment of the Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so such fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, such fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax. However, in a particular year, it may be determined that it would be in the best interests of shareholders for a fund not to make such distributions at the required level and to pay the excise tax on undistributed amounts.

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain forward contracts or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. These rules may affect the amount, timing and character of income and gain recognized by the funds and of distributions to shareholders. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments (For funds that invest in non-U.S. securities). Interest or other income (including, in some cases, capital gains), if any, received by a fund from any investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the fund as paid by its shareholders. For any year that a fund is eligible for and makes such an election, each shareholder of the fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by a fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. Foreign taxes paid by a fund may reduce the return from the fund’s investments.

Capital Loss Carryforwards. For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the applicable fund prior to the expiration of the carryforwards. Those carryforwards expire as follows:

Fund Name	8/31/2014	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total
Liquid Reserves			$(269,253)			$(269,253)
Tax Free Reserves	$(226)		$(19,297)	$(727)		$(20,250)
New York Tax Free Money Market Fund		$(912)		$(7,136)	$(6,300)	$(14,348)

Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit, and such carryforwards must be fully utilized before a fund will be permitted to utilize any carryforwards of Pre-2011 Losses. As of August 31, 2013, Liquid Reserves, Government Reserves and New York Tax Free Money Market Fund had $18,346, $22,271 and $3,317 in unused capital loss carryforwards of Post-2010 Losses, respectively. As of August 31, 2013, Tax Free Reserves had no unused capital loss carryforwards of Post-2010 Losses.

As of August 31, 2013 U.S. Treasury Reserves, California Tax Free Money Market Fund and Connecticut Municipal Money Market Fund had no unused capital loss carryforwards.

Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Under normal circumstances, each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, a fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. A fund may also determine to retain for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), in which case, the fund will be subject to a corporate tax on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by Tax Free Reserves, California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund or New York Tax Free Money Market Fund (collectively, the “Tax Free Funds”) are exempt from regular federal income taxes. Other distributions from a fund’s net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of the length of time a shareholder has held shares of the fund.

Each fund expects that it generally will not earn or distribute any long-term capital gains. The funds do not anticipate that any of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect any distributions to be treated as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced rates.

Dividends and distributions from a fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets).

Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she instead elected to receive cash distributions. The shareholder’s tax basis in the shares so received will be equal to such amount.

Tax Free Funds. Each of the Tax Free Funds intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes.

Because each of the Tax Free Funds will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares of a Tax Free Fund is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a Tax Free Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Tax Free Fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Tax Free Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in those shares. However, a shareholder of a fund will not have any gain or loss on the sale or exchange so long as that fund maintains a net asset value of $1.00 per share.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on distributions and dividends (including exempt-interest dividends) payable to noncorporate shareholders who fail to provide the fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

Generally, shareholders will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For fund taxable years beginning before January 1, 2014, the 30% withholding tax also will not apply to dividends that a fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for its taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if a fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), each fund will be required to withhold 30% of certain ordinary dividends it pays after June 30, 2014, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to ensure that it will be identified as FATCA-compliant in sufficient time to allow a fund to refrain from withholding beginning on July 1, 2014. A non-U.S. entity that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

California State Taxes. California shareholders will not be subject to California state personal income tax on dividends they receive from California Tax Free Money Market Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of California Tax Free Money Market Fund’s taxable year, at least 50% of California Tax Free Money Market Fund’s total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, if any, such distributions will not be exempt from California state personal income tax. Dividends on California Tax Free Money Market Fund are not excluded in determining California state franchise taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting California Tax Free Money Market Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

Connecticut State Taxes. Connecticut resident shareholders will not be subject to Connecticut personal income tax on (i) exempt-interest dividends received from Connecticut Municipal Money Market Fund to the extent that such distributions are derived from interest on Connecticut municipal obligations or (ii) capital gain dividends, if any, to the extent that such distributions are derived from gains on the sale of Connecticut municipal obligations. Distributions from Connecticut Municipal Money Market Fund are not excluded in computing Connecticut corporation business taxes. Distributions by Connecticut Municipal Money Market Fund derived from interest income, other than interest on Connecticut municipal obligations or on obligations issued by the governments of U.S. territories or possessions and their political subdivisions, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax. The foregoing is only a brief summary of the tax considerations generally affecting Connecticut Municipal Money Market Fund and its shareholders who are Connecticut residents. Investors are urged to consult with their tax advisors with specific reference to their own tax situations.

New York State and City Taxes. New York resident shareholders of New York Tax Free Money Market Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends attributable to interest on New York municipal securities. New York Tax Free Money Market Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting New York Tax Free Money Market Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Money Market Trust (the “Trust”) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust.

Prior to reorganization of each fund as a series of Legg Mason Partners Money Market Trust, the funds were series of CitiFunds Trust III, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to October 23, 2000, Liquid Reserves and U.S. Treasury Reserves were called CitiFunds Cash Reserves and CitiFunds U.S. Treasury Reserves, respectively, and prior to January 2, 1998, were called Landmark Cash Reserves and Landmark U.S. Treasury Reserves, respectively. Prior to December 7, 2001, Tax Free Reserves was organized as a separate business trust under the laws of the Commonwealth of Massachusetts. The predecessor of Tax Free Reserves was organized on June 21, 1985 and was the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1983. Prior to December 7, 2001, each of California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund were organized as series of a separate business trust called CitiFunds Multi-State Tax Free Trust. CitiFunds Multi-State Tax Free Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985. Prior to reorganization as a series of CitiFunds Trust III, Government Reserves was a series of Smith Barney Money Funds, Inc., a Maryland corporation.

Each fund is an open-end, management investment company.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

With respect to funds in a master/feeder structure, the master fund (called a portfolio) in which a fund invests is a series of Master Portfolio Trust, a Maryland statutory trust and is also governed by a declaration of trust similar to the Declaration. Whenever a vote is submitted to a portfolio’s investors, the fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a fund will vote its shares in the portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a fund could vote its shares in the portfolio in proportion to the vote of all the other investors in the portfolio.

LEGAL MATTERS

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal. On November 12, 2013, the U.S. Court of Appeals for the Second Circuit issued a summary order affirming the dismissal of the case in its entirety. On November 26, 2013, Plaintiff filed a petition for panel rehearing and for rehearing en banc with the U.S. Court of Appeals for the Second Circuit. The Appeals Court has not yet taken any action with respect to Plaintiff’s petition.

*     *    *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matter may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of Liquid Reserves (Statement of Assets and Liabilities as of August 31, 2013, Statement of Operations for the year ended August 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2013, Financial Highlights for each of the years in the five-year period ended August 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Liquid Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2013, Statement of Operations for the year ended August 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2013, Financial Highlights for each of the years in the five-year period ended August 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Liquid Reserves, are incorporated by reference into this SAI (Filed on October 25, 2013; Accession Number 0001193125-13-410074).

The audited financial statements of U.S. Treasury Reserves (Statement of Assets and Liabilities as of August 31, 2013, Statement of Operations for the year ended August 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2013, Financial Highlights for each of the years in the five-year period ended August 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of U.S. Treasury Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2013, Statement of Operations for the year ended August 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2013, Financial Highlights for each of the years in the five-year period ended August 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of U.S. Treasury Reserves, are incorporated by reference into this SAI (Filed on October 24, 2013; Accession Number 0001193125-13-409578).

The audited financial statements of Government Reserves (Statement of Assets as of August 31, 2013, Statement of Operations for the year ended August 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2013, Financial Highlights for the years ended August 31, 2013, August 31, 2011 and August 31, 2010, the period from January 1, 2009 to August 31, 2009 and for the years ended December 31, 2008 and 2007, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), and of Government Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2013, Statement of Operations for the year ended August 31, 2013, Statements of Changes in Net Assets for the year ended August 31, 2013, the period from June 1, 2012 through August 31, 2012 and for the year ended May 31, 2012, Financial Highlights for the year ended August 31, 2013, the period from June 1, 2012 through August 31, 2012, for each of the years in the three-year period ended May 31, 2012 and for the period from March 2, 2009 through May 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Government Reserves, are incorporated by reference into this SAI (Filed on October 25, 2013, Accession Number 0001193125-13-410082).

The audited financial statements of Tax Free Reserves (Statement of Assets and Liabilities as of August 31, 2013, Statement of Operations for the year ended August 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2013, Financial Highlights for each of the years in the five-year period ended August 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Tax Free Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2013, Statement of Operations for the year ended

August 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2013, Financial Highlights for each of the years in the five-year period ended August 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Tax Free Reserves, are incorporated by reference into this SAI (Filed on October 25, 2013; Accession Number 0001193125-13-410979).

The audited financial statements of California Tax Free Money Market Fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2013, Statement of Operations for the year ended August 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2013, Financial Highlights for each of the years in the five-year period ended August 31, 2013 for Class N shares and for each of the years in the two-year period ended August 31, 2013 for Class A shares , and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of California Tax Free Money Market Fund, are incorporated by reference into this SAI (Filed on October 24, 2013; Accession Number 0001193125-13-409591).

The audited financial statements of Connecticut Municipal Money Market Fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2013, Statement of Operations for the year ended August 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2013, Financial Highlights for each of the years in the five-year period ended August 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of Connecticut Municipal Money Market Fund, are incorporated by reference into this SAI (Filed on October 24, 2013; Accession Number 0001193125-13-409614).

The audited financial statements of New York Tax Free Money Market Fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2013, Statement of Operations for the year ended August 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2013, Financial Highlights for each of the years in the five-year period ended August 31, 2013 for Class N shares and for each of the year or period in the two year period ended August 31, 2013 for Class A shares, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of New York Tax Free Money Market Fund, are incorporated by reference into this SAI (Filed on October 24, 2013; Accession Number 0001193125-13-409587).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

[1]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

[2]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

The rating transitions on the VMIG scale, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ”C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal Payment: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only. The “p” suffix will always be used in conjunction with the “i” suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Interest Payment: “i” qualifier. This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” suffix indicates that the rating addresses the interest portion of the obligation only. The “i” suffix will always be used in conjunction with the “p” suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Public Information Ratings: “pi” qualifier. Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument,

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and ot her relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (2) the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Alternatively where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be as signed. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an ex tended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured”—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full”—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

APPENDIX B

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in an official statement, dated November 6, 2013, relating to a debt offering by the State. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. The State of California is by far the most populous state in the nation, nearly 50 percent larger than the second-ranked state according to the 2010 U.S. Census. The 2012 estimate of California’s population is 37.8 million residents which is 12 percent of the total United States population.

During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. As a result, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls in the period from 2008 through 2011.

California followed the nation’s path through the recession and into the recovery. California labor markets deteriorated dramatically during the latter half of 2008 and the first nine months of 2009, suffering their worst losses on record. From July 2007 through September 2009, the State lost nearly 1.4 million nonfarm jobs. These losses switched to very modest gains during 2010 and 2011, which accelerated in 2012. California has gained 674,400 jobs from September 2009 through December 2012.

The California economy is experiencing a gradual and broadening recovery. Continued growth in the high-technology sector, international trade, and tourism are being supplemented by better residential construction and real estate conditions. Fiscally strapped local governments remain a drag on the recovery.

Despite the significant budgetary improvements, there remain a number of major risks and pressures that threaten the State’s financial condition, including the need to repay billions of dollars of obligations which were deferred to balance budgets during the economic downturn.

In addition, the State’s revenues (particularly the personal income tax) can be volatile and correlates to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other impacts of the current economic situation will not materially adversely affect the financial condition of the State.

The State manages its cash flow requirements during the fiscal year primarily with a combination of external borrowing and internal borrowing by the General Fund from over 700 special funds. Since June 2008, the General Fund has typically ended each fiscal year with a net borrowing from these special funds. As of June 30, 2013, the General Fund owed $2.435 billion to these special funds and other State funds from internal borrowing for cash management purposes (compared to almost $9.593 billion owed at June 30, 2012 and $8.165 billion at June 30, 2011).

National Economy. The national economy continued to recover at a modest pace between November 2012, when the economic forecast for the 2013-14 Governor’s Budget was constructed, and April 2013, when the economic forecast for the 2013-14 May Revision was developed. Various economic indicators suggested that the national economy had experienced a gradual expansion in 2012. However, as 2012 came to a close, uncertainty was building over domestic fiscal policies and global economic developments that tempered business investment. The effects of Hurricane Sandy also softened economic growth at the end of 2012.

The recovery was expected to be somewhat slower than projected in the November 2012 forecast. The economic forecast developed in November 2012 assumed that the federal income tax rate for households earning more than $250,000 per year would return to pre-tax cut levels in 2013 and that payroll tax rates would not be raised at the beginning of 2013. Ultimately, the American Taxpayer Relief Act allowed income tax rates to rise for individuals earning more than $400,000 and couples earning more than $450,000. It also did not extend the temporary payroll tax cut, so that payroll tax rates were restored to the full amount as of January 1, 2013. The determination of the federal government to cut spending in the near term (“sequestration”) had also lowered overall demand.

Following an annual growth rate of 1.1 percent in the first quarter of 2013, output of the national economy (Real Gross Domestic Product) grew by 2.5 percent in the second quarter of 2013—the ninth consecutive quarter of growth. Inventory investment, residential investment, and private fixed investment were the largest contributors to this growth. A decline in federal defense spending slowed economic growth in the first half of 2013. Retail sales grew 6.2 percent in 2011, 5.2 percent in 2012 and 4.5 percent during the first eight months of 2013 compared to the same months of 2012. These numbers reflected the new national accounts methodology used by the U.S. Bureau of Economic Analysis.

The national unemployment rate declined gradually and unevenly from the middle of 2011 through the first eight months of 2013, to 7.3 percent in August. Nonfarm payroll employment expanded at a modest pace from 2011 through the first eight months of 2013.

As of November 6, 2013, home building had been gradually improving but is still relatively weak. New home construction increased modestly in 2011 and then accelerated sharply in 2012. While still at a subdued level, housing starts were up 25 percent during the first half of 2013 compared to the same period in 2012. Home prices in most metropolitan areas were improving in the early months of 2013.

Investment by businesses in equipment and software expanded throughout 2010 and 2011. However, the pace of expansion slowed during 2012 and in the first quarter of 2013.

U.S. exports of goods were up 1.3 percent during the first seven months of 2013 compared to the same period in 2012, led by consumer goods and automobiles and parts.

California Economy. Statistics coming from the California economy are painting a picture of a gradual and broadening recovery. Continued growth in the high-technology sector, international trade, and tourism are being supplemented by better residential construction and real estate conditions. Fiscally strapped local governments remain a drag on the recovery.

Personal income increased in thirteen of the fifteen quarters through the second quarter of 2013, with decreases only in the fourth quarter of 2011 and the first quarter of 2013. The decrease in early 2013 was partially due to the expiration of the federal payroll tax holiday. These numbers also reflect the revised methodology implemented by the U.S. Bureau of Economic Analysis for the national accounts. Although the reported levels of personal income and gross national product were expected to change as a result of the revised methodology, these changes are believed to reflect more accurate statistics about the underlying state of the economy. As such, the changes are not expected to have any impact on revenue. In the longer run, the more accurate economic data could lead to more accurate revenue forecasts.

California’s nonfarm payroll jobs grew by 334,500 between December 2011 and December 2012, or by 27,900 jobs per month on average. During the first eight months of 2013, payroll jobs grew by 139,700, or by 17,463 jobs per month on average. The State unemployment rate reached a high of 12.4 percent in late 2010. The rate improved thereafter, falling to 8.9 percent in August 2013. In comparison, the national unemployment rate was 7.3 percent in August 2013.

After hitting a low of close to 200,000 units (seasonally-adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to above 400,000 units annually. With limited inventories of homes for sale, existing home prices accelerated in the latter half of 2012. Home prices continued to climb in 2013 reaching levels not seen in more than five years. The median price of existing, single-family homes sold in August 2013 was $441,330, an increase of $104,270 from January 2013, and almost 30 percent higher than August 2012. However, this remains 24 percent below the pre-recession peak.

The pace of home building accelerated sharply during the first half of 2013. California issued 58,000 residential building permits in 2012, 23.1 percent more than were issued in 2011. During the first eight months of 2013, the pace of new home permits rose 62 percent over the same period in 2012. However, the August annualized rate of 85,553 was still only a fraction of the 210,000 permits issued in 2005.

The number of California homes going into foreclosure dropped in the first quarter of 2013 to 18,567 before increasing in the second quarter to 25,747. This is well below the peak of 135,431 in the first quarter of 2009, but the level was likely lower due in part to the new State foreclosure laws (the “Homeowner Bill of Rights”) which took effect at the beginning of calendar year 2013. However, the rate of foreclosures had been declining before that, down to 38,212 in the fourth quarter of 2012.

After growing 19 percent in 2010 and 11 percent in 2011, made-in-California export growth slowed to 1.6 percent in 2012 and dropped 0.2 percent during the first seven months of 2013 over the same period in 2012 based on slower growth in most leading commodity categories and a reduction in computer and electronic products exports.

As in the rest of the nation, consumer spending in California rebounded in 2011 with growing vehicle sales playing a significant role. Taxable retail sales grew 9.1 percent in 2011 and 7.2 percent in 2012. New motor vehicle registrations in 2012 were up over 25 percent from 2011.

The State expects the California economy to continue making steady progress. The State expects industry employment to expand 2.1 percent and 2.4 percent in 2013 and 2014, respectively, and 2.5 percent growth is projected for 2015. The State also expects personal income to grow 2.2 percent in 2013, 5.7 percent in 2014 and 5.3 percent in 2015.

As of November 6, 2013, continuing uncertainty about the effects of federal policy actions and weak global growth were the most significant known risks. Economic growth in Europe has slowed, which is adversely affecting U.S. exports. California’s exposure to this risk, though, is less than the nation’s as a whole. Pacific Rim economies, Japan and China in particular, are much more important to the California economy than are European economies. Another risk was that federal policy developments could further slow national economic growth. The federal government shutdown for 16 days in early October 2013 is likely to have had a negative economic impact, but the exact scope is not known. Such an event may occur again during fiscal year 2013-14. There may also be another period of uncertainty about the extension of the U.S. Treasury’s authority to issue debt, which had recently been extended to early 2014.

RECENT DEVELOPMENTS

2013 Budget Act. On June 27, 2013, the Governor signed the budget act for fiscal year 2013-14, and on this and subsequent dates, signed other related bills which together comprise the 2013-14 Budget. At the time of the budget enactment, the 2013-14 Budget projected, based on the various assumptions and proposals it contained, that the State would end fiscal year 2013-14 with a $1.1 billion reserve at June 30, 2014. That point-in-time reserve is to be updated as part of the 2014-15 budget development process. Future updates are to reflect recent legislative actions such as enactment by the Legislature and the Governor in September 2013 of a bill (SB 105) to appropriate an additional $315 million to the Department of Corrections and Rehabilitation in response to a court-ordered requirement to further reduce the prison population.

Recent Tax Receipts. The Department of Finance reported that, based on agency cash receipts, tax receipts for June 2013 were up $1.137 billion, or 9.5 percent, above the 2013 Budget Act forecast. The increase was comprised of personal income tax receipts which were up $581 million, sales and use tax receipts which were up $180 million, and corporation tax receipts which were up $387 million. Insurance Gross Premiums Tax receipts were down $122 million.

For the fiscal year ended June 30, 2013, total receipts were $2.099 billion, or 2.1 percent, above forecast.

On October 16, 2013, the Department of Finance released its October Finance Bulletin containing its report of September revenues. Total revenues for September were $392 million, or 5.0 percent, above the 2013 Budget Act forecast of $7.8 billion. Relative to its forecast, personal income tax receipts were up $458 million and sales and use tax receipts were up $170 million. Corporation tax receipts were down $119 million and insurance tax receipts were down $93 million. For fiscal year 2013-14, receipts were $136 million, or 0.7 percent, above forecast. Personal income tax receipts make up the majority of this gain. Although cash receipts from taxes through September 2013 came in higher than forecasted, it was difficult to extrapolate from just these three months how the actual budgetary revenue for fiscal year 2013-14 might diverge from the 2013 Budget Act forecast. In January 2014, the 2014-15 Governor’s Budget revenue forecast is slated to incorporate the actual cash receipts through September 2013, along with substantial additional cash and economic information that will be available by that time.

Information from the Department of Finance concerning monthly receipts of “agency cash” may differ from the State Controller’s reports of cash receipts for the same periods because of timing differences in the recording of in-transit items. In addition, individual monthly cash receipts early in the fiscal year may not be indicative of the outcome of revenue results for the full fiscal year. Updated revenue estimates are expected to be made later in the fall of 2013 as part of the preparation of the 2014-15 Governor’s Budget to be released in January 2014.

Court Ordered Release of State Inmates. As part of a long-standing lawsuit on mental and medical health-care in prisons, on June 20, 2013, a federal court issued a comprehensive order requiring the State to implement a plan to: increase medical and elderly parole; slow-down the return of certain prisoners housed out-of-state; expand the use of good time credits, prospectively and retroactively, to all prisoners; and release prisoners as needed to meet the court-ordered population ceiling by December 31, 2013. The State requested a stay of the order and filed an appeal of the order with the United States Supreme Court. The requests for a stay and the appeal were denied.

On September 12, 2013, Governor Brown signed into law SB 105, which appropriates $315 million to be used in different ways depending on whether the current December 31st deadline remains in place. On September 16, 2013, the State requested an extension of the December 31, 2013 deadline described above.

On September 24, 2013, the three-judge court provided an extension to January 27, 2014 for the State to comply with the 137.5% prison population cap. The Department of Finance submitted to the Legislature a report on October 1, 2013, stating that the 27 day extension was not expected to materially change the level of resources necessary to obtain the capacity authorized by SB 105. On October 21, 2013, the three-judge court provided an additional extension of 28 days, changing the population cap deadline to February 24, 2014.

Pension Fund Investment Results. On July 15, 2013, CalPERS reported a 12.5 percent return on investments for the 12 months that ended June 30, 2013, and CalSTRS reported a 13.8 percent return on investments for the same period.

Reform of Enterprise Zones. Chapter 69, Statutes of 2013 (AB 93), further amended by Chapter 70, Statutes of 2013 (SB 90), repealed provisions in the law related to economic development areas and created in its place a new program of job creation and economic development incentives. These two bills instituted an economic development program which included a sales tax exemption, a hiring credit, and a GO-Biz incentive fund to provide tax credits.

Collective Bargaining. The State agreed to a new memorandum of understanding (“MOU”) with 16 of the State’s 21 bargaining units. The union membership and the Legislature ratified these MOUs, and the Governor signed them. In addition, the State agreed with the California Association of Highway Patrolmen on an addendum to their existing MOU, which was ratified and approved by the Governor.

FISCAL YEAR 2013-14 BUDGET

The 2013-14 Budget, including the 2013 Budget Act which was enacted on June 27, 2013, provides a multi-year General Fund plan that is balanced. For the current fiscal year, at the time of budget enactment, it projected a $1.1 billion reserve by year end, and continues to pay down budgetary debt from past years. For the first time in several years, corrective measures were not necessary to avoid a year-end deficit in the 2012-13 fiscal year. On September 12, 2013, the Governor signed SB 105, appropriating an additional $315 million during fiscal year 2013-14 to the Department of Corrections and Rehabilitation in response to a court-ordered requirement to further reduce the prison population.

General Fund revenues and transfers for fiscal year 2013-14 are projected at $97.1 billion, a decrease of $1.1 billion or 1.1 percent compared with revised estimates for fiscal year 2012-13. General Fund expenditures for fiscal year 2013-14 are projected at $96.3 billion, an increase of $0.6 billion or 0.6 percent compared with revised estimates for fiscal year 2012- 13. Revenues, expenditures and reserve estimates are updated following the end of the fiscal year; therefore, these estimates are subject to change.

The 2013-14 Budget builds a $1.1 billion reserve principally by using the following steps which reduce General Fund expenditures: suspending four newly identified State mandates ($111 million), continuing the use of miscellaneous State highway account revenues to pay for transportation bond debt service ($67 million); extending the hospital quality assurance fee ($310 million); extending the gross premiums tax on Medi-Cal managed care plans ($166 million); and applying sales tax on Medi-Cal managed care plans ($305 million). Certain of these actions raise revenues in special funds which offset General Fund costs. Actions taken after enactment of the 2013 Budget Act may affect the final reserve amount.

The 2013-14 Budget has the following significant components by major program area:

•

Proposition 98—The 2013-14 Budget provides Proposition 98 funding of $55.3 billion for fiscal year 2013-14, of which $39.1 billion is funded from the General Fund. Proposition 30 was premised on the need to reinvest in education. For the first time since the recession began in 2008, with the passage of Proposition 30, the 2013 Budget Act reinvests in, rather than cuts, education funding. The 2013-14 Budget repays approximately $272 million in deferred payments to fund education programs and increase budget transparency.

In addition to revenues provided by Proposition 30, public schools and community colleges also benefit from the passage of Proposition 39. For fiscal year 2013-14, Proposition 39 raises approximately $928 million in General Fund revenues, which increases the Proposition 98 guarantee level by an estimated $558 million. Of this additional guarantee amount, $456 million is being used to fund energy efficiency related activities in public schools and community colleges.

•

Higher Education—The 2013-14 Budget includes total funding of $25.4 billion for all major segments of Higher Education, including $13.1 billion from the General Fund and local property taxes for the California Community Colleges. The remaining funding will be provided from state special and bond funds, student tuition and fee revenue, and other sources of income at the University of California, California State University, and the California Community Colleges. The 2013-14 Budget establishes the first-year investment in a multiyear stable funding plan for higher education.

Prior to fiscal year 2013-14, the State separately funded general obligation and lease revenue bond debt service for the University of California’s (“UC”) capital improvement projects. The 2013-14 Budget includes a permanent shift of these appropriations into the UC’s budget, and authorizes the UC to pledge its General Fund appropriation, within limits, in addition to its other revenue sources, towards the issuance of its revenue bonds to finance its infrastructure needs instead of using proceeds of State general obligation bonds or State Public Works Board (“SPWB”) lease revenue bonds. Any new capital expenditures will still be subject to approval by the Administration and the Legislature, with limits on the amount that can be spent on capital expenditures from its General Fund appropriation.

•

Health and Human Services—The 2013-14 Budget provides for total State funding of $46 billion, including $28.1 billion from the General Fund. The remaining funding will be provided from special and bond funds.

Medi-Cal, the State’s Medicaid health care program for low-income families, currently serves one out of every five Californians, and currently receives 16 percent of the General Fund budget. As the State implements its commitment to federal health care reform, these amounts will increase. The 2013 Budget Act includes $195.6 million from the General Fund to begin to pay for the federally required and optional expansion of coverage.

•

Prison Funding—The 2013 Budget Act provides for total State funding of $11.2 billion, including $8.9 billion from the General Fund, for the California Department of Corrections and Rehabilitation (“CDCR”). The CDCR total state operations costs are $9.1 billion and the remaining $2.1 billion support prison and jail infrastructure. SB 105, signed into law on September 12, 2013, appropriates an additional $315 million from the General Fund to CDCR in the 2013-14 fiscal year for purposes of complying with the court-ordered reduction in prison population.

•

Redevelopment Agencies—Legislation enacted in 2011 eliminated redevelopment agencies (“RDAs”) and replaced them with locally organized successor agencies tasked with retiring the former RDAs’ outstanding debts and other legal obligations. Elimination of RDAs will provide additional property tax funding for education, by capturing the RDA tax increment over and above the amounts needed to service existing debts of the RDAs. As of the 2013 Budget Act, the elimination of RDAs is projected to offset $1.5 billion of Proposition 98 costs in fiscal year 2013-14, of which $824 million is from property taxes which will be distributed to local school districts, and $707 million is from distribution of excess RDA cash.

•

Other Revenues and Transfers—The Administration regularly monitors the needs of special funds to ensure that their purposes are not hindered by loans to the General Fund, and may defer (or accelerate) the repayments of such loans based on its review of the needs of the special funds. The 2013-14 Budget reflects a delay in repayment of approximately $1 billion of loans scheduled for repayment in fiscal year 2013-14 (as projected in the 2012 Budget Act). Additionally, the 2013 Budget Act authorizes a $500 million loan to the General Fund from the Greenhouse Gas Reduction Fund (Cap and Trade). Both of these actions are reflected in the calculation of Deferred Obligations during fiscal year 2013-14.

•

Health Care Reform—With the coming implementation of the federal Affordable Care Act (“ACA”), health care costs will be an increasingly important element of the State budget. The 2013-14 Budget includes $195.6 million for costs relating to implementation of the ACA. General Fund net costs of expanded eligibility and enhanced benefits under health care reform are estimated to increase to approximately $700 million in fiscal years 2014-15 and 2015-16 and they are included in the multi-year projection. Actual costs could be materially higher, as the program is implemented.

•

Unemployment Insurance Interest Repayment—For the last two fiscal years, the State has internally loaned money from special funds to pay the interest on money borrowed from the federal government to fund unemployment insurance payments. In fiscal year 2013-14, the interest payment of $261.5 million is slated to be paid from the General Fund. (The General Fund is not liable for repayment of the principal of the federal loan.)

Economic Assumptions Underlying Forecast for the 2013 Budget Act

The revenue and expenditure assumptions utilized in connection with the 2013-14 May Revision Forecast are based upon certain projections of the performance of the California, national, and global economies in calendar years 2013 and 2014.

Budget Risks

The 2013-14 Budget is based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State’s financial condition could be adversely or positively affected. There can be no assurance that the financial condition of the State will not be materially and adversely affected by actual conditions or circumstances in fiscal year 2013-14 and beyond.

Budget risks with potential significant General Fund impact for fiscal year 2013-14 include, but may not be limited to, the following:

•

The 2013 Budget Act adopted the revenue forecast produced by the Department of Finance. The Legislative Analyst’s Office estimated the revenues to be $3.2 billion higher. However, revenues assumed in the 2013 Budget Act for fiscal years 2012-13 and 2013-14 could be less than the amounts projected. For instance, it is not known yet how much of the increased revenues received in fiscal year 2012-13 reflected acceleration into that year of capital gains to avoid higher federal income tax rates, which would reduce revenues attributable to fiscal year 2013-14. In addition, certain tax revenues, particularly personal income taxes, can be volatile and correlate to overall economic conditions.

•

In addressing its own fiscal and governance challenges, the federal government could shift, or otherwise increase, costs to the State. The 16 day federal government shutdown in early October 2013 is likely to have had a negative economic impact; however, the scope is still not known. In addition, the federal government only extended the congressionally-approved federal debt limit until early in 2014. The future impact on the State from a failure by Congress to increase the federal debt limit when necessary is unknown, although it is likely to be material.

•	While the 2013 Budget Act projects modest economic growth, the pace of the nation’s and state’s economic recovery remains uncertain.

•

The federal government and the courts have hindered the State’s past efforts to reduce spending and could again interfere with the successful implementation of budget actions authorized in fiscal years 2012-13 and 2013-14. The largest single item is $310 million in savings related to the extension of a hospital fee which was approved by legislation enacted in early October 2013. However, the State’s ability to utilize this fee is subject to a waiver from the federal government which is still pending.

•	Rising health care costs, including costs relating to implementation of the federal Affordable Care Act, could be higher than projected.

•	Lawsuits challenging any of the solutions included in prior years’ budgets could prevent the State from achieving those solutions. The State may also face costs from other ongoing lawsuits.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is expected to pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the ERBs, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. See “—Economic Recovery Bonds.”

General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance State budget deficits (except as already authorized by ERBs, as described below).

As of September 1, 2013, the State had outstanding $79,373,370,000 aggregate principal amount of long-term general obligation bonds, of which $73,963,800,000 were payable primarily from the State’s General Fund, and $5,409,570,000 were “self-liquidating” bonds payable first from other special revenue funds. As of September 1, 2013, there were unused voter authorizations for the future issuance of $30,980,116,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes (see “General Obligation Commercial Paper Program” below). Of this unissued amount, $1,306,210,000 is for general obligation bonds payable first from other revenue sources. As part of the 2012-13 Budget, the Legislature cancelled $32,659,000 of unused bond authorizations in eight bond acts.

A ballot measure is scheduled to be submitted to the voters at the statewide election in November 2014 (rescheduled from 2012) to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a two-thirds vote of the Legislature or placed on the ballot through the initiative process.

Variable Rate General Obligation Bonds

The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. These bonds represent about 4.135 percent of the state’s total outstanding general obligation bonds. With respect to $100,000,000 of indexed floating rate general obligation bonds, if these bonds cannot be remarketed on their scheduled mandatory tender date, there is no default but the interest rate would be increased in installments until the bonds can be remarketed or refunded, ultimately reaching 11 percent after 181 days. Furthermore, until these floating rate bonds are remarketed or refunded, they are expected to be subject to quarterly mandatory redemptions of $5 million each over a period of five years commencing six months after the initial unsuccessful remarketing.

Under State law, except for the Economic Recovery Bonds and certain indexed floating rate bonds without credit enhancement, the state must pay the principal and interest of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds. The State has no auction rate bonds outstanding.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. As of November 6, 2013, it is the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under “Variable Rate General Obligation Bonds” and are not included in the figures provided above in the section “General Obligation Bonds.” As of November 6, 2013, a total of $1.649 billion in principal amount of commercial paper was authorized under agreements with various banks. A total of $587,630,000 of commercial paper was outstanding as of September 1, 2013.

Bank Arrangements

In connection with the letters of credit obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations had not been remarketed resulting in draws on the applicable credit facilities but this has not occurred since 2009. As of November 6, 2013, in the past three years, the State had been able to successfully extend or replace its expiring credit facilities.

Lease-Revenue Obligations

In addition to general obligation bonds, the State has acquired and constructed capital facilities through the use of lease-revenue borrowing (also referred to as lease-purchase borrowing). Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board (“SPWB”), another state or local agency or a joint powers authority issued bonds to pay for the acquisition or construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a state agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this appendix, the terms “lease-revenue obligation,” “lease-revenue financing,” “lease-purchase obligation” or “lease-purchase” mean principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund. The State had $11,775,410,000 in lease-revenue obligations outstanding as of September 1, 2013. The SPWB, which is authorized to sell lease-revenue bonds, had approximately $6.87 billion of authorized and unissued bonds as of September 1, 2013. The 2013-14 Budget included the cancellation of authorization for some unissued lease revenue bonds that are no longer needed.

The 2013-14 Budget includes a provision allowing the University of California (“UC”) to restructure the SPWB’s lease revenue bonds previously issued for projects for UC (collectively, the “UC SPWB Bonds”) into its general revenue bond credit. On October 2, 2013, the UC issued general revenue bonds to refund all of the $2,389,830,000 aggregate principal amount of outstanding UC SPWB Bonds.

Non-Recourse Debt

Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from state revenue-producing enterprises and projects, and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $55.6 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2013.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of the federal economic stimulus act (“ARRA”), which allowed municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments related to lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of November 6, 2013, none of the State’s BAB subsidy payments have been reduced because of such an offset.

Between April 2009 and December 2010, the State issued $13.54 billion of BAB general obligation (“GO”) bonds and the SPWB issued $551 million of BAB lease-revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2013-14 through the maturity of these bonds (mostly 20 to 30 years) is approximately $8.3 billion for the general obligation BABs and $283 million for the lease-revenue BABs.

Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, and continuing until Congress takes any further action, the government’s BAB subsidy payments will be reduced as part of a government-wide “sequestration” of many program expenditures. The I.R.S. announced that each BAB subsidy payment would be reduced by 8.7 percent for the balance of the federal 2013 fiscal year (ending September 30, 2013). This resulted in a reduction of approximately $15.65 million from the $367.40 million of total subsidies the State had been scheduled to receive between October 1, 2012 and September 30, 2013 for both GO and SPWB BABs. The I.R.S. has announced that the sequestration reduction for federal fiscal year 2014 (starting October 1, 2013) will be 7.2 percent. If implemented for the full federal fiscal year, this would result in a reduction of approximately $27.53 million in subsidies. None of the BAB subsidy payments are pledged to pay debt service, so this reduction will not affect the State’s ability to pay all of its GO and SPWB BABs on time, nor have any material impact on the State’s General Fund.

Future Issuance Plans; General Fund Debt Ratio

As of November 6, 2013, the State indicated that since 2006, a significant amount of new general obligation bonds and lease revenue bonds had been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of General Fund supported debt outstanding, from $44.85 billion as of July 1, 2006 to $86.33 billion as of September 1, 2013, while still leaving current authorized and unissued bonds of about $35.96 billion.

In calendar years 2009 and 2010, over $35.07 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1 A bonds were sold. Following the record bond issuance levels in these years, bond issuance for new money general obligation bonds has substantially decreased as departments work to manage their existing bond cash balances. In calendar years 2011 and 2012, $8.0 billion of new money general obligation and lease revenue bonds were sold. In addition $5.8 billion of refunding general obligation and lease revenue bonds were sold. From January 1, 2013 through September 1, 2013, $3.09 billion of new money general obligation and lease revenue bonds were sold, and $3.93 billion of refunding general obligation and lease revenue bonds were sold.

Based on estimates from the Department of Finance, approximately $4.96 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $2.34 billion of lease-revenue bonds will be issued in fiscal year 2013-14. These estimates will be updated by the State Treasurer’s office based on information provided by the Department of Finance with respect to the updated funding needs of, and actual spending by, departments. In addition, the actual amount of bonds sold will depend on other factors such as overall budget constraints, market conditions and other considerations. The State also expects to issue refunding bonds as market conditions warrant.

With the continued issuance and sale of authorized but unissued bonds to occur in the future, the ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”), can be expected to increase in future years. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the 2013 Budget Act and bond issuance estimates referred to in the preceding paragraph, the General Fund Debt Ratio is estimated to equal approximately 7.72 percent in fiscal year 2013-14.

The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. The total of these offsets for general obligation bond debt service is estimated to equal approximately $1.4 billion for fiscal year 2013-14. Including the estimated offsets reduces the General Fund Debt Ratio to 6.4 percent in fiscal year 2013-14. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax (the “special sales tax”) that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. The State issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales caused by the recession, and in 2011 for debt service savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated special sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account (“BSA”). As of July 1, 2013, funds from these sources have been used for early retirement of approximately $8.94 billion of bonds during fiscal years 2005-06 through 2012-13, including $472 million which was transferred from the BSA in fiscal year 2006-07 and $1.023 billion transferred from the BSA in fiscal year 2007-08.

The State accumulated approximately $451 million in excess special sales tax during the six month period ending July 1, 2013. The State will use these moneys to retire ERBs during the next year. An initial redemption of $150 million of ERBs occurred in August 2013.

The Governor suspended the BSA transfers in each of the fiscal years 2008-09 through 2013-14 due to the condition of the General Fund.

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the PMs agreed to make payments to the State in perpetuity, which payments at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to certain local governments. The specific amount to be received by the State and such local governments is subject to adjustment under the MSA, including reduction of the PMs’ payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain “Previously Settled States” and certain other types of offsets.

State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to allocate funds from the General Fund for the payment of debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. This credit enhancement mechanism was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 and in 2013 (the “2005 Bonds” and the “2013 Bonds”). This credit enhancement mechanism only applies to the outstanding principal amount of approximately $2.7 billion of 2005 and 2013 Bonds.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, as described above, in connection with the issuance of the 2005 and 2013 Bonds, the State covenanted to request the Legislature for a General Fund appropriation in the event there are insufficient tobacco settlement revenues to pay debt service with respect to the 2005 and 2013 Bonds, and other available amounts, including the reserve funds with respect to the 2005 and 2013 Bonds, are depleted. Since the issuance of the 2005 Bonds, this appropriation has been requested and approved by the Legislature, to be utilized in the event tobacco settlement revenues and other available moneys are not sufficient to pay debt service. However, through November 6, 2013, use of the appropriated moneys had never been required.

One of the reserve funds relating to the 2005 Bonds was used to make required debt service interest payments on the 2005 Bonds in 2011 and 2012 in part due to the withholding related to the declining tobacco consumption and disputes over declining PM market share. As of November 6, 2013, the total amount of the draws was approximately $7.94 million. In April 2013 the reserve fund was replenished in full following the disbursements of the non-participating manufacturer settlement funds and receipt of the scheduled tobacco settlement revenues. As of July 1, 2013, the amount of the two reserve funds relating to the 2005 Bonds was approximately $246.4 million. If, in any future year tobacco settlement revenues are less than required debt service payments on the 2005 and 2013 Bonds in such year, additional draws on the reserve funds with respect to the 2005 and 2013 Bonds will be required. Future revenues in excess of debt service requirements, if any, are expected to be used to replenish the reserve funds of the bonds. The State General Fund is not obligated to replenish the reserve funds, nor to request an appropriation to replenish the reserve funds.

Although the State cannot predict the amount of future tobacco settlement revenues, if the current trends continue, the amount of tobacco settlement revenues and other available moneys, including the reserve funds, may at some point in the future be insufficient to pay debt service on the 2005 and 2013 Bonds, and the Governor would be required to request an appropriation from the General Fund. However, the Legislature is not obligated to make an appropriation.

Cash Management Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash management needs.

Indirect, Nonpublic or Contingent Obligations

Flood Litigation Judgment. In 2005, the State settled a lawsuit arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the State to make annual payments of $42.8 million, plus interest, for 10 years; the payments are subject to annual appropriation by the Legislature. The Legislature has included the required annual installment in each budget act since the settlement was approved. This matter is not treated as a “debt” of the State for any legal or constitutional purposes. The State understands that its annual installment payments have been pledged to secure certain debt instruments. The 2013 Budget Act includes $46.1 million for the required annual installment.

Unemployment Insurance Fund Borrowing. Commencing in fiscal year 2011-12, the State has been required to pay interest on loans made by the federal government to the State Unemployment Insurance (“UI”) Fund. The principal amount of these loans at the end of 2012 was about $10.2 billion. The 2012 Budget Act appropriated $308.2 million to pay for the interest expense on this loan due September 30, 2012, by borrowing money from a state special fund. The 2013 Budget Act appropriated $261.5 million from the General Fund to make the September 2013 interest payment.

Office of Statewide Health Planning and Development Guarantees. Pursuant to a law created in 1969, the Office of Statewide Health Planning and Development of the State of California (“OSHPD”) insures loans and bond issues for financing and refinancing of construction and renovation projects for nonprofit and publicly-owned health-care facilities. As of November 6, 2013, this program (commonly called “Cal-Mortgage Loan Insurance”) was authorized by statute to insure up to $3 billion for health facility projects.

State law established the Health Facility Construction Loan Insurance Fund (the “Fund”) as a trust fund which is continuously appropriated and may only be used for purposes of this program. As of November 6, 2013, the Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund were unable to make payment on an insured loan or bond, state law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on a par with State general obligation bonds. As of November 6, 2013, all claims on insured loans had been paid from the Fund.

As of May 31, 2013, OSHPD insured 117 loans to nonprofit or publicly owned health facilities throughout California with an aggregate par amount of approximately $1.692 billion. The cash balance of the Fund was approximately $167.0 million as of May 31, 2013. OSHPD engaged Oliver Wyman Actuarial Consulting, Inc. to perform the biennial actuarial study of the Fund as of June 30, 2010, and the study was completed in August 2011 (the “2010 actuarial study”). Based upon a number of assumptions, the 2010 actuarial study concluded, among other things, that the Fund appeared to be sufficient, under the “expected scenario” to maintain a positive balance until at least fiscal year 2039-40. Even under the “most pessimistic scenario,” the 2010 actuarial study found that there was a 70 percent likelihood that the Fund’s reserves as of June 30, 2010 would protect against any General Fund losses until at least 2020-21, and a 90 percent likelihood that the Fund’s reserves as of June 30, 2010 would protect against any General Fund losses until at least fiscal year 2016-17. An updated actuarial study for the period ended June 30, 2012 is in the contracting process. There can be no assurances that the financial condition of the Fund has not materially declined since the 2010 actuarial study. More information on the program can be obtained from OSHPD’s website.

Equipment Lease/Purchase Program. The State Department of General Services operates a centralized program which allows state departments to acquire equipment, software or services under financing programs with approved vendors. The State departments make annual payments for the equipment from their support budgets, which are subject to annual appropriation by the Legislature. If for any reason the annual payments are not appropriated, the State department is obligated to return the equipment to the vendor. These contracts are represented as capital leases in the State’s financial statements. As of June 30, 2013, the aggregate total of 66 contracts under this program was approximately $95 million.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal year 2011-12, approximately 92 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

Personal Income Tax

The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 12.3 percent. In addition, a 1 percent surcharge is imposed on taxable income above $1 million and proceeds from such tax are dedicated to the Mental Health Services Fund. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“California AMT”), which is much like the federal alternative minimum tax. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 41.1 percent of the total personal income tax in tax year 2011.

The 2013-14 Budget revenue projections include the revenue expected from Proposition 30 (The Schools and Local Public Safety Protection Act of 2012) passed by the voters on November 6, 2012. This measure provides for an increase in the personal income tax rate of one percent for joint filing taxpayers with income above $500,000 and equal to or below $600,000; two percent increase for incomes above $600,000 and equal to or below $1,000,000; and three percent increase for incomes above $1,000,000. Tax rates for single filers were to start at incomes one-half those for joint filers. These additional rates are slated to remain in effect for seven years, commencing in calendar year 2012. The Administration estimates that the additional revenue from the addition of the three new tax brackets was $3.4 billion in fiscal year 2011-12, $4.8 billion in fiscal year 2012-13, and will be $4.8 billion in fiscal year 2013-14.

The 2013-14 Budget reflects assumptions regarding the behavioral impacts of federal tax law changes. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 reduced taxes for dividend income, capital gains, and other income. These tax reductions were set to expire after 2010. However, late in 2010, they were extended through 2012. In addition, a 3.8 percent surtax on specified unearned income went into effect on January 1, 2013. For the 2013-14 Budget, the Department of Finance made assumptions that in 2012 some taxpayers would respond to the potential rate changes by accelerating 25 percent of projected 2013 capital gains into 2012. It was also assumed that 4 percent of projected 2013 dividends and 1.1 percent of wages would be accelerated to 2012, thereby increasing receipts in fiscal year 2012-13, but reducing income tax receipts for fiscal year 2013-14. While federal tax cuts expired for high income earners (married filers over $450,000) but were extended for other taxpayers, because Congress did not act until January 2013, it is expected that the income shifts that were assumed in the forecast actually occurred. There can be no assurance that acceleration of income into 2012 was not higher than assumed, which could reduce revenues in fiscal year 2013-14.

Taxes on capital gains realizations, which are linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. For example, capital gains tax receipts accounted for 14.8 percent of General Fund revenues and transfers in fiscal year 2000-01, while the 2013-14 Budget projects that capital gains will account for 10.6 percent of General Fund revenues and transfers in fiscal year 2012-13 and 6 percent in fiscal year 2013-14.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”) tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of January 1, 2013, the breakdown for the uniform statewide state and local sales tax rate of 7.50 percent was as follows (many local jurisdictions have voted additional sales taxes for local purposes):

•	3.9375 percent imposed as a State General Fund tax;

•	0.25 percent dedicated to the Education Protection Account, per Proposition 30;

•	1.0625 percent dedicated to local governments for realignment purposes (Local Revenue Fund 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Passage of Proposition 30 added a 0.25 percent additional sales tax rate from January 1, 2013 through December 31, 2016. Proposition 30 also constitutionally guarantees that the 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and explicitly states that this sales tax revenue does not constitute General Fund revenue for purposes of the Proposition 98 guarantee. The 1.0625 percent of the sales tax rate was expected to generate $5.386 billion in fiscal year 2012-13 and $5.813 billion in fiscal year 2013-14.

Legislation passed as part of the 2011 Budget Act imposed a use tax collection responsibility for certain out-of-state, and particularly internet, retailers who meet certain criteria. The new responsibility took effect in September 2012. The Department of Finance had estimated about $100 million of additional revenue from this source in fiscal year 2012-13, which was included in the 2013-14 Budget. There is some uncertainty about this number since the State has, as of yet, little experience with this method of taxation. After the Department of Finance finalized its revenue estimates, the Board of Equalization (“BOE”) provided updated actual revenue from this source of $89 million through the end of March 2013, which suggested that fiscal year 2012-13 revenue from this legislation were to likely come in above the $100 million estimate.

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2013.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent. However, under current law, when Economic Recovery Bonds (“ERBs”) and related obligations have been met, cities and counties would not be fully compensated for the revenue lost due to a three-month lag between when a taxable sale occurs and when the BOE allocates the revenue to the local governments. The 2013-14 Budget outlines a process to provide compensation to cities and counties when the special sales tax mechanism is no longer needed to pay for the ERBs.

An appellate court decision from 2008 held that, from April 8, 1999 to June 30, 2008, two Dell entities and two providers of maintenance and warranty services had improperly collected from customers and remitted to the Board of Equalization (“BOE”) use tax on optional service contracts that were sold with computers. The State anticipates that a pending action will result in a settlement requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be as much as $250 million (all funds), if every purchaser of a service contract were to file a claim for refund pursuant to the settlement procedures. In order to identify and notify consumers affected by the decision, BOE sent out 3.6 million notices in January 2013, with a claims filing deadline of May 29, 2013. As of June 14, 2013, about 191,000 claims totaling $46 million (all funds) were received. This was substantially below BOE’s estimate of $120 million to be refunded during fiscal year 2013-14.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1.	The Franchise Tax and the Corporate Income Tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The California AMT is similar to that in federal law. In general, the California AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.	A minimum Franchise Tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.	Fees paid by limited liability companies (“LLCs”), which account for 3.6 percent of corporation tax revenue, are considered “corporation taxes.”

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Now consolidated in one matter and collectively referred to as Gillette Company v. Franchise Tax Board (“Gillette”), the plaintiffs contend that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact (“MTC”) and therefore cannot be modified without repealing the legislation that enacted MTC. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims for past years of approximately $750 million. The trial court ruled for the State in each of these matters, but the California Court of Appeal ruled on October 2, 2012 in favor of the taxpayers. The Franchise Tax Board has requested and the California Supreme Court has accepted review of this case. If the Gillette taxpayers are ultimately successful in their suit for refund, the vast majority of the revenue loss may not occur for several years. See “Litigation—Tax Cases.”

One significant revenue measure enacted as part of the 2012-13 Budget was repeal of the State’s participation in MTC, as a response to the Gillette litigation. By repealing its participation in MTC, the State will ensure that most taxpayers will not be allowed to use the equal weighted sales formula for apportioning income for calendar year 2012 and later tax years. Nonetheless, the current ruling in the Gillette case could result in a revenue loss of up to $150 million in fiscal year 2012-13 (although these amounts could be recaptured if the State ultimately prevails in the case at the California Supreme Court).

Another portion of the legislation repealing the State’s participation in MTC finds and declares that there is a common law doctrine stating that elections affecting the computation of tax must be made on original tax returns. This provision seeks to render ineffective most attempts by taxpayers to file amended returns and obtain retroactive refunds, in the event that the State ultimately loses the Gillette cases. However, the implementation of this provision is likely to engender further litigation and the outcome cannot be assured.

Legislation enacted in the budget acts of 2008, 2009, and 2010 is expected to significantly reduce corporation tax revenues. While that legislation added over $1 billion of revenue in fiscal years 2008-09 and 2009-10, by fiscal year 2011-12, that legislation was expected to generate, on a net basis, a revenue loss of almost $1 billion. Starting in fiscal year 2012-13, that legislation is expected to generate revenue losses of about $1.2 billion per year. However, the passage of Proposition 39 on November 6, 2012 reversed portions of these recent tax changes. Proposition 39 is expected to generate revenue gains of $453 million in fiscal year 2012-13 and over $900 million in fiscal year 2013-14 and subsequent years. The legislatively enacted law changes, together with Proposition 39, were expected to generate a net revenue loss of $753 million in fiscal year 2012-13 and $258 million in fiscal year 2013-14. Not all of the revenue generated by Proposition 39, however, benefits the General Fund, as the measure dedicates about half of the new revenues in fiscal years 2013-14 to 2017-18 to energy programs.

State tax law changes made several years ago traded short-term revenue gains for reduced corporate taxes in later years, which are now being seen. Even with this factor, the State Department of Finance has noted that corporation tax revenues have lagged significantly behind projections for the past year or more. As of November 6, 2013, the Department of Finance could not determine why revenue had lagged. There are several factors, however, that may be contributing to this result, including (i) greater growth in the use of tax credits than was anticipated, (ii) inaccurate estimates of the liability impact of the recent tax law changes, (iii) law changes that have led to changes to the pattern of cash receipts have made it more difficult for tax analysts to interpret cash flows, and (iv) the possible ability of corporations to take advantage of new tax reduction techniques. There is a significant lag (as much as two years) between the time weakness in tax revenues appears and the availability of the final, detailed tax return data on which analysis can be made to explain the results, so as of November 6, 2013, the Department of Finance was uncertain with respect to the causes of this revenue weakness, and whether it would persist in the future.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. To provide funding for the Healthy Families (California’s Children’s Health Insurance Program) and Medi-Cal programs, Chapter 11, Statutes of 2011 (AB 21) expanded the 2.35-percent gross premiums tax to the Medi-Cal managed care plans through June 30, 2012. Chapter 33, Statutes of 2013 (SB 78) includes provisions to reauthorize the gross premiums tax on Medi-Cal managed care plans from July 1, 2012 through June 30, 2013, and imposes a Managed Care Organization (“MCO”) sales tax, equal to the State portion of the sales tax, on Medi-Cal managed care plans for fiscal years 2013-14 through 2015-16.

The BOE ruled in December 2006 that the premium tax that insurers pay should be calculated on the basis of cash receipts rather than the value of premiums written as had been required by the Department of Insurance. This ruling is expected to result in a total loss of about $400 million spread over several years; the impact was $15 million in fiscal year 2008-09, $0 million in fiscal year 2009-10, $2 million in fiscal year 2010-11, and is estimated to be $85 million in fiscal year 2012-13, $148 million in fiscal year 2013-14, and $149 million in fiscal year 2014-15.

Estate Tax; Other Taxes

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phased out the federal estate tax through 2010. The provisions of this federal act expired after 2010. The recently enacted American Taxpayer Relief Act of 2012 permanently eliminated state death tax credit (and thus the State portion of estate tax under federal law) as of January 1, 2013.

Other General Fund taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees; and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for certain services provided by the State government to individuals, businesses, or organizations, such as fees for the provision of business and professional licenses.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle-related taxes and fees are projected to account for approximately 30 percent of all special fund revenues in fiscal year 2013-14. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2013-14, $12 billion is projected to come from the ownership or operation of motor vehicles. About $3.9 billion of this revenue is projected to be returned to local governments. The remainder is to be available for various state programs related to transportation and services to vehicle owners. For a discussion of Porposition 1A of 2004, which replaced a portion of vehicle license fees with increased property tax revenues, see “State Expenditures—Local Governments.”

Taxes on Tobacco Products

The State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

APPENDIX A  State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the 2013-14 Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

APPENDIX B  Proposition 98 and K-14 Funding

General. On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the “Proposition 98 guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), or (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”). A third test replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one-half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 education’s funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on fiscal year 1986-87 appropriations. This percentage has since been adjusted to approximately 38.8 percent of fiscal year 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools and other General Fund changes. The Proposition 98 guarantee has historically been calculated under Test 2, although Tests 1 and 3 have become more common in recent years. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature, by a two-thirds vote of both Houses (in a bill separate from the Budget Act) and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the Proposition 98 maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the Proposition 98 maintenance factor is fully repaid.

The Proposition 98 guarantee has been funded historically from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year. The passage of Proposition 30 has temporarily created a third source of funds. The newly created fund, the Education Protection Account (“EPA”), is available to offset Proposition 98 General Fund expenditures for fiscal years 2012-13 through 2018-19, freeing up General Fund resources for other purposes.

The process for calculating the Proposition 98 guarantee involves recalculations for previous years based on revised estimates of State and local property taxes, average daily attendance (“ADA”), and civilian population. While some of these estimates are adjusted frequently, some may not be final for several years after the close of the fiscal year. Such changes in the estimates can result in significant adjustments to the guarantee, even if that year has ended. Therefore, additional appropriations may be required to fully satisfy the minimum guarantee for a prior year. These funds are referred to as “settle up” funds, and often include statutory language designating the fiscal year for which the funds count. The factors used to calculate Proposition 98 and how much settle-up is owed are considered final when certified as required by the State Education Code. Settle-up payments are made in future years at the discretion of the Legislature and the Governor.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Appropriations Limit to K-14 education in Test 1 years when additional moneys are available. No such transfer occurred for the 2011-12 and 2012-13 fiscal years, and no such transfer is anticipated for fiscal year 2013-14.

Funding for Fiscal Years 2012-13 and 2013-14. The 2013-14 Budget includes the additional tax revenues generated by the passage of Proposition 30 in November, 2012. Proposition 30 requires that the resulting temporary increases in personal income tax and sales and use tax rates be deposited into the Education Protection Account. Appropriations from the account must be used to fund education expenditures and count towards meeting the Proposition 98 minimum guarantee. The funds deposited into the account offset $6.3 billion in base Proposition 98 guarantee costs that would have otherwise been funded by the General Fund in fiscal year 2013-14. In addition to Proposition 30 revenues, the passage of Proposition 39, the California Clean Energy Jobs Act is expected to provide a $558 million increase in the Proposition 98 minimum guarantee. Of this amount, $456 million will be transferred to the Clean Energy Jobs Creation Fund in support of energy efficiency related activities in public schools and community colleges.

The 2013-14 Budget Proposition 98 guarantee level includes changes in revenues and “rebenching” of the guarantee (i.e., a change in the minimum guarantee percentage of General Fund revenues). The major changes in revenues are the inclusion of the revenues generated from the passage of Proposition 30 and Proposition 39, the ongoing increase in local tax revenues resulting from the elimination of redevelopment agencies, and the distribution of cash assets previously held by redevelopment agencies. The fiscal year 2012-13 Proposition 98 guarantee is estimated to be $56.5 billion, of which the General Fund share is $40.5 billion, including $7.3 billion in EPA revenues, with local property taxes covering the balance. Proposition 98 funding in fiscal year 2013-14 is proposed to be $55.3 billion. The General Fund share in fiscal year 2013-14 is $39.1 billion, including $6.3 billion in EPA revenues. In fiscal year 2013-14, it is estimated that the State will be in a Test 3 year.

The Proposition 98 guarantee is also rebenched when the law requires an adjustment of the Test 1 percentage to reflect a shift in revenue or movement of programs into or out of the Proposition 98 guarantee. In fiscal year 2012-13, the Proposition 98 guarantee was rebenched to reflect the fund shift impact of a $2.1 billion increase (revised estimate) in offsetting local revenues as a result of the elimination of redevelopment agencies and the one-time distribution of cash assets held by redevelopment agencies. Additionally, an increase to the guarantee is made for special education mental health services in fiscal year 2012-13 for costs funded in fiscal year 2011-12 out of Proposition 63 funds. All rebenchings of the guarantee utilize a current value cost methodology, which results in a dollar for dollar change for each rebenching and provides a single and consistent methodology. Adjustments to the guarantee were made in fiscal year 2013-14 to reflect the one-time distribution of cash assets held by redevelopment agencies. The total impact of these rebenchings and the changes in revenues, in addition to other natural changes in Proposition 98 factors, result in the fiscal year 2013-14 Proposition 98 guarantee level of $55.3 billion.

Future Obligations. As explained above under “General,” there are two forms of future obligations for the State General Fund which may be created under Proposition 98: maintenance factor and settle-up payments. Both of these elements have been implemented in years leading up to fiscal year 2013-14.

Proposition 98 maintenance factor payments are included in the multi-year projection developed by the Department of Finance based on factors known as of the 2013 Budget Act. The Proposition 98 maintenance factor is adjusted by average daily attendance and per capita personal income growth each year. Therefore, even if a payment is made in a year, the outstanding balance can increase. Payments required by statute were built into the multi-year projection as of the 2013 Budget Act totaling $4.4 billion in fiscal year 2012-13, $3.9 billion in fiscal year 2014-15, and $727 million in fiscal year 2015-16.

No Proposition 98 maintenance factor payment is required in 2013-14.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 9.9 million in Los Angeles County.

Constitutional and Statutory Limitations on Local Government

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state—local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues declined between 2009-10 and 2011-12. This arrangement continues without change in the 2013 Budget Act.

Pursuant to statutory changes made in conjunction with the 2009 Budget Act as initially enacted, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent flows to the General Fund, and 0.15 percent supports various law enforcement programs previously funded by the State General Fund. This increased VLF rate expired at the end of fiscal year 2010-11.

As part of the State-local agreement, voters at the November 2004 election approved Proposition 1A (“Proposition 1A of 2004”). Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. A detailed description of the provisions of this constitutional amendment is set forth below under the caption “The Budget Process—Constraints on the Budget Process—Local Government Finance (Proposition 1A of 2004).”

The 2009 Budget Act (as amended by the revisions enacted on July 28, 2009) authorized the State to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8 percent of local property tax revenues, or $1.9 billion, which was required to be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government operated joint powers agency (“JPA”). This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1 A of 2004, the State repaid the local government borrowing (which in turn repaid the bonds of the JPA) in June 2013, from the General Fund.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. The Proposition 1A borrowing done as part of the 2009 Budget Act (as amended by the revisions enacted on July 28, 2009) was not affected by Proposition 22.

Actions in recent budgets have sought to use moneys from redevelopment agencies (“redevelopment agencies”) to offset General Fund costs for Proposition 98. In a lawsuit relating to certain of these actions in fiscal years 2009-10 and 2010-11, which could have resulted in a General Fund liability of up to $2.1 billion, the trial court denied the plaintiff s petition and the appellate court affirmed the trial court ruling. This lawsuit is not impacted by the California Supreme Court ruling in the Matosantos case described below.

Redevelopment Agency Funds

The 2011 Budget Act included legislation (ABx1 27, Chapter 6, Statutes of 2011) seeking additional funds from redevelopment agencies (“redevelopment agencies”) as an alternative to the elimination of such agencies pursuant to the terms of related legislation (ABx1 26, Chapter 5, Statutes of 2011).

On December 29, 2011, in the case California redevelopment Association et al. v. Matosantos et al., the California Supreme Court upheld ABx1 26, which reaffirmed the State’s ability to eliminate redevelopment agencies, but also ruled that ABx1 27, which required redevelopment agencies to remit payments to schools in order to avoid elimination, was unconstitutional. In accordance with the Court’s order, redevelopment agencies were dissolved on February 1, 2012 pursuant to ABx1 26, and their functions have been taken over by successor agencies (See “Litigation—Budget-Related Litigation—Actions Challenging Statutes Which Reformed California redevelopment Law”). Revenues that would have been directed to the redevelopment agencies are distributed to make “pass through” payments to local agencies that they would have received under prior law, and to successor agencies for retirement of the redevelopment agencies’ debts (also known as enforceable obligations) and for limited administrative costs. The remaining revenues are distributed as property taxes to cities, counties, school and community college districts, and special districts under existing law.

Accurately estimating the property tax revenue available for the affected taxing entities after the payment of enforceable obligations was initially a challenge. This is because comprehensive information concerning the amount of property tax expended by the former redevelopment agencies for purposes that qualify as enforceable obligations was not available prior to the enactment of ABx1 26. Now that information from four payment cycles is available, the Department of Finance can provide better estimates of future Proposition 98 General Fund savings stemming from the RDA dissolution process.

The 2013 Budget Act anticipated $2.1 billion Proposition 98 General Fund savings resulting from the dissolution of redevelopment agencies in 2012-13, which was the same amount that was estimated at the 2013-14

Governor’s Budget. For the 2013-14 Budget, Proposition 98 General Fund savings are anticipated to be $1.5 billion in fiscal year 2013-14, which is $400 million above the amount estimated at the 2013-14 Governor’s Budget. On an ongoing basis, Proposition 98 General Fund savings are anticipated to be at least $825 million annually, which is $265 million higher than the 2013-14 Governor’s Budget estimate.

The decline in the projected amount of property tax received by schools in fiscal year 2013-14 is primarily due to the fact that the one-time funds in fiscal year 2012-13 is significantly higher than that for fiscal year 2013-14 associated with the distribution to affected taxing entities of the former redevelopment agencies’ unencumbered cash assets, as required by AB 1484 (Chapter 26, Statutes of 2012). As the debts of the former redevelopment agencies are gradually retired, the amount of property tax received by K-14 schools and the other affected taxing entities should show modest annual growth.

Local governments have disputed the implementation of AB 1484 and litigation is pending and expected to be filed in the future on this subject.

Property Tax Revenues

Although the property tax is a local revenue source, the amount of property tax generated each year has a substantial impact on the State budget because local property tax revenues allocated to K-14 schools typically offset General Fund expenditures. Assessed value growth is estimated based on twice yearly surveys of county assessors and evaluation of real estate trends.

Sales volumes and prices of new and existing homes and condominiums rose moderately from 2011 to 2012 (with activity in the 2012 calendar year driving fiscal year 2013-14 property tax revenues). This is the first time since 2005 that both sales volumes and prices have moved in a positive direction. This turnaround, coupled with a decline in the number of homes in foreclosure, indicates that the State’s overall real estate market has stabilized, although there are still areas where sales volumes and property values continue to be flat or decline.

Statewide property tax revenues are estimated to increase 1.6 percent in fiscal year 2012-13 and 3.9 percent in fiscal year 2013-14.

Realigning Services to Local Governments

The 2011 Budget Act included a major realignment of public safety programs from the State to local governments (“AB 109”). The realignment was designed to move program and fiscal responsibility to the level of government that can best provide the service, eliminate duplication of effort, generate savings, and increase flexibility. The implementation of the Community Corrections Grant Program authorized by AB 109 moved lower-level offenders from state prisons to county supervision and reduced the number of parole violators in the State’s prisons. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Realignment is funded through two sources: (1) a state special fund sales tax of 1.0625 percent (totaling $5.8 billion in fiscal year 2013-14) and (2) $467.3 million in vehicle license fees (for fiscal year 2013-14). As a result of the realignment, the State expects General Fund savings from the realigned programs to be about $2.5 billion annually beginning in fiscal year 2011-12. In fiscal year 2011-12, about $2.1 billion of these savings was achieved from a reduction in the Proposition 98 Guarantee, and as of November 6, 2013,that figure is currently estimated to grow to $2.2 billion in fiscal year 2012-13 and $2.5 billion in fiscal year 2013-14. A lawsuit was filed challenging this calculation of the Proposition 98 Guarantee and on June 1, 2012, the trial court ruled in favor of the State and denied the petition for writ of mandate for recalculation of the Guarantee; however, plaintiffs have appealed this decision. See “Litigation—Budget Related Litigation—Actions Challenging School Financing.”

Economic Development and Job Creation

Chapter 69, Statutes of 2013 (AB 93) repealed provisions in current law related to economic development areas and created in its place a new program of job creation and economic development incentives. AB 93 was further amended by Chapter 70, Statutes of 2013 (SB 90). As of November 6, 2013, the State has two types of Economic Development Areas: Enterprise Zones and Local Agency Military Base Recovery Areas. Special tax incentives in the form of hiring credits, sales and use tax credits, business expense deductions, net operating loss deductions, net interest deductions, and employee wage credits are available to individuals and businesses that operate a business or invest in a business located within certain economically depressed areas in the State.

AB 93 ceases operation of the current economic development areas as of January 1, 2014. The sales tax credit provisions under the current program will be repealed effective January 1, 2014, and the hiring credit provisions will be repealed effective January 1, 2019. The hiring credit would continue to apply for qualified employees hired within the 60-month period prior to January 1, 2014, and the qualified wages paid would continue to qualify for the credit after January 1, 2014. Leftover credits from the current program may be carried forward to the succeeding 10 taxable years, if necessary.

AB 93 and SB 90 create a new program of job creation and economic development incentives by instituting a development program which includes the following elements:

•	A sales exemption from the State portion of the sales and use tax on purchases of qualified tangible property for certain businesses primarily engaged in manufacturing, research and development;

•	A hiring credit for qualifying full-time employees for businesses in certain designated census tract areas; and

•	An incentive fund to provide a tax credit to certain businesses in exchange for investment and employment expansion in California.

Based on current projections, the provisions in AB 93 and SB 90 are expected to be revenue neutral over the next five fiscal years. In the long run, assuming the sunset dates for the new programs are not extended, substantial revenue increases would be expected.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. In addition, legislation enacted in 2008 provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation were intended to support debt service on lease revenue bonds and other appropriate evidences of indebtedness used to pay qualified infrastructure costs in an amount of up to $5 billion. As of November 6, 2013, the SPWB had issued $621.6 million in lease revenue bonds to finance such costs. Additional legislative authorization is required prior to the issuance of any additional lease-revenue bonds for court construction. The 2013 Budget Act includes $35 million in court construction funds to support the new Long Beach Courthouse service fee payment, which will increase to approximately $68 million and total approximately $2 billion over a period of 35 years.

The State’s trial court system received approximately $1.7 billion in State resources in fiscal year 2012-13 and is projected to receive $1.9 billion in fiscal year 2013-14. In addition, $499 million in resources from counties in each fiscal year is slated to support trial courts. The 2011 Budget Act permanently realigned $496 million in court security funding to counties as part of the public safety realignment, which is supported by sales tax revenues provided for county sheriffs. The 2012 Budget Act included a General Fund reduction of $544 million in fiscal year 2012-13, of which $486 million was fully offset by redirections from trial court reserves, the Administrative Office of the Courts, and court construction funds. The 2013 Budget Act includes $125 million in ongoing General Fund savings that were assumed as part of the 2012 Budget Act and also includes a one-time transfer of $200 million of court construction funds to the General Fund to support trial court operations. As a result of this transfer, the Judicial Council delayed 11 courthouse construction projects up to one year, but allowed nine of the most critical projects to continue. The 2013 Budget Act included funding for these nine court construction projects.

Welfare System

Under the California Work Opportunity and Responsibility to Kids (“CalWORKS”) program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements. Counties are required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Health and Human Services

The State provides welfare benefits to certain adults and children living in the State. Although some of these benefits are available to legal noncitizens, the majority of these benefits are available only to citizens.

These benefits generally take the form of cash payments to beneficiaries, or programs pursuant to which beneficiaries receive food or assistance in procuring employment. Many of these programs are administered by counties within the State, and paid with a combination of federal, state and local funds. Counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements.

The federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds. Federal law imposes detailed eligibility and programmatic requirements in order for states to be entitled to receive federal funds. Federal law also imposes time limits on program availability for individuals, and establishes certain work requirements. The primary federal law establishing funding and eligibility, and programmatic requirements is The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”). Significant elements of the Law include: (i) Temporary Assistance for Needy Families (“TANF”), a block grant program; and (ii) the Supplemental Nutrition Assistance Program at the federal level (referred to as “CalFresh” in California, and formerly known as “food stamps”).

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems, called California Work Opportunity and Responsibility to Kids (“CalWORKS”). Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKS is projected to decrease in fiscal year 2013-14 as compared to revised fiscal year 2012-13 levels. CalWORKs caseload projections are 561,912 cases in fiscal year 2012-13 and 559,559 cases in fiscal year 2013-14. The fiscal year 2013-14 projected caseload represents a major decline from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. CalWORKS became effective on January 1, 1998. At the federal and state levels, TANF and CalWORKS, respectively, replaced the former Aid to Families with Dependent Children program. CalWORKS caseload from 1998 through fiscal year 2013-14 is estimated to have declined by approximately 12.7 percent.

The State’s required expenditures in connection with the Law are referred to as “Maintenance of Effort” or “MOE.” California’s required MOE is generally equal to 75 percent of federal fiscal year (“FFY”) 1994 historic expenditures. However, in order to qualify for that level of MOE, the State is required to demonstrate a 50 percent work participation rate among all families. The federal government determined that the State failed to meet this requirement for FFYs 2007 through 2009, and the State is therefore subject to a penalty. The federal government waived the penalty for FFY 2007, but required the State to increase the required MOE to 80 percent of FFY 1994 historic expenditures. As a result, the State was required to increase its MOE expenditure by approximately $180 million. The 2013 Budget Act continues to reflect this increase in MOE spending. Currently, the State is seeking relief from the FFY 2008 and 2009 penalties. If the State is unsuccessful, and the State is unable to provide an acceptable corrective compliance plan, penalties (as of November 6, 2013, was estimated to be approximately $47.7 million for FFY 2008 and $113 million for FFY 2009) may be imposed, which would be payable in future fiscal years. Any penalties from failing to meet federal work participation requirements would be in addition to the approximately $180 million increased MOE requirement.

In fiscal year 2012-13, $803.8 million in federal TANF was transferred to the California Student Aid Commission to offset General Fund costs in Cal Grants. For fiscal year 2013-14, $541.7 million in federal TANF is estimated to be transferred to the California Student Aid Commission for this purpose.

Chapter 47, Statutes of 2012 (SB 1041) made significant changes to the CalWORKS programs as follows:

•

Created a prospective 24-month time limit on cash assistance and employment services for adults. After two years, adults must meet federal work participation requirements to remain eligible for cash aid for up to 24 additional months.

•	Provided counties some flexibility by allowing up to 20 percent of the adults to extend their time beyond 24 months to complete their educational goals or find a job.

•	Provided up to two years for clients to transition to the new program and be provided the skills necessary to find employment as the economy continues to recover.

The 2013 Budget Act included:

•	$142.8 million General Fund to support the CalWORKS refocusing measures enacted by SB 1041. The additional resources were necessary to maximize successful outcomes under the new program structure.

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Partial year funding of $47.7 million General Fund to implement additional proven appraisal protocols, promote family stabilization and barrier removal, and provide enhanced subsidized employment opportunities.

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A five percent increase to CalWORKS grant levels, effective March 1, 2014, to be funded with 1991-92 realignment sales tax revenue growth funds. The grant increase is estimated to cost approximately $51 million in fiscal year 2013-14 and $150 million annually thereafter. To the extent actual sales tax growth revenues are insufficient to cover the cost of the grant increase, the State is to address the shortfall using available federal TANF funds or state General Fund. Future grant increases are subject to projections of realignment sales tax growth revenues available after the ongoing cumulative costs of all prior grant increases are fully funded.

SSI/SSP

The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment was augmented with a State Supplementary Payment (“SSP”) grant. The 2013 Budget Act includes approximately $2.8 billion for the SSI/SSP program from the General Fund for fiscal year 2013-14, 1.2 percent more than the revised fiscal year 2012-13 funding level. The average monthly caseload in this program was estimated to be 1.3 million recipients in fiscal year 2013-14, a 0.9 percent increase over the revised fiscal year 2012-13 projected level.

Health Programs

Medi-Cal— Medi-Cal, California’s Medicaid program is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves approximately one in five Californians. Federal law requires Medi-Cal to provide basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. California’s Federal Medical Assistance Percentage (“FMAP”) is 50 percent, which is the share of federal funding for standard program benefits. There are also federal funds in the Medi-Cal budget for a number of Medi-Cal programs or supplemental payments that are matched with local funds that do not appear in state funding totals or that receive a higher matching rate. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by managed care plans that receive capitated payments from the State. As of November 6, 2013, approximately 6.3 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) were enrolled in managed care plans.

Average monthly caseload in Medi-Cal was 7.89 million in fiscal year 2012-13. Caseload is expected to increase in fiscal year 2013-14 by approximately $1.2 million, or 15.6 percent, to 9.117 million people. This includes approximately 969,000 additional Medi-Cal beneficiaries due to implementation of federal health care reform, and includes the shift of the remaining Healthy Families program beneficiaries that are scheduled to transition to the Medi-Cal program in fiscal year 2013-14.

The 2013-14 Budget includes the following major General Fund elements:

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Savings of $895.2 million in fiscal year 2012-13 and $119.6 million in fiscal year 2013-14 due to a change in the scope of a demonstration project an delivery of health services related to, and delays in implementation of, the Coordinated Care Initiative. Chapter 33, Statutes of 2012 (SB 1008) and Chapter 45, Statutes of 2012 (SB 1036) authorized the Coordinated Care Initiative in which persons eligible for both Medicare and Medi-Cal (dual eligibles) will receive medical, behavioral health, long-term supports and services, and home and community-based services coordinated through a single health plan.

•	An increase of $195.6 million in fiscal year 2013-14 to begin to pay for the federally required and optional expansion of coverage under federal health care reform. See “Health Care Reform.”

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An increase of $299.1 million in fiscal year 2013-14 due to the transition of the Healthy Families program (California’s Children’s Health Insurance Program) from the Managed Risk Medical Insurance Board (MRMIB) to the Department of Health Care Services (DHCS). These costs are offset by savings in the MRMIB budget.

•	An increase of $246.8 million in fiscal year 2013-14 for rate increases to Medi-Cal managed care health plans.

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Savings of $310 million in the second half of fiscal year 2013-14 from the extension of a hospital fee waiver beyond December 31, 2013, subject to enactment of further state legislation, which is currently being considered, and federal administrative approval, which is currently being sought but has not yet been granted. On June 22, 2012, DHCS received federal approval of the hospital fee waiver and inpatient and outpatient Medi-Cal fee-for-service (“FFS”) State Plan Amendments authorized under Chapter 286, Statutes of 2011 (SB 335, Hernandez), which expires by December 31, 2013. The fee revenue is used to provide supplemental inpatient and outpatient FFS payments to private hospitals, direct grants to both designated and non-designated public hospitals, increases in Medi-Cal managed care capitation rates for reimbursements to hospitals, and funding to the State for children’s health-care coverage.

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Savings of $166.4 million in fiscal years 2012-13 and 2013-14 from the Gross Premiums Tax, and $304.6 million in fiscal year 2013-14 from the Managed Care Organization tax. The 2013-14 Budget authorized the retroactive extension of the Gross Premiums Tax on managed health care plans, which expired on June 30, 2012, and authorized the Managed Care Organization tax beginning July 1, 2013 for a period of three years.

Litigation is pending with respect to certain cost reductions implemented by the State.

Health Care Reform—The federal Affordable Care Act (“ACA”) increases access to public and private health care coverage through various programmatic, regulatory, and tax incentive mechanisms. To expand coverage, the ACA provides for: (1) the health insurance exchange, a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits, and (2) two expansions of Medicaid—a mandatory expansion by simplifying rules affecting eligibility, enrollment, and retention; and an optional expansion to adults with incomes up to 138 percent of the federal poverty level. Additionally, the ACA requires specified rate increases for primary care for two years beginning January 1, 2013 and prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements go into effect in 2014.

Health care reform may result in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and savings resulting from the reform as beneficiaries in current state-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange (“Exchange”), also known as Covered California, starting in 2014. The 2013 Budget Act appropriated $195.6 million from the General Fund for the costs of expanded eligibility and enhanced benefits under health care reform.

The 2013 Budget Act implements the optional expansion to include adults up to 138 percent of the federal poverty level using a state-based approach. Under the ACA, the federal government promises to initially pay for 100 percent of the costs for newly eligible individuals served under the optional expansion; federal funding would gradually decrease to 90 percent by 2020. Other costs will be shared 50-50. To mitigate against future risks to the General Fund, legislation implementing the optional expansion (Chapters 3 and 4, Statutes of 2013-14 First Extraordinary Session) (AB/SB X1 1) requires that reductions in federal funding below 90 percent be addressed in a timely manner through the annual state budget or legislative process. If, prior to January 1, 2018, federal funding under the ACA is reduced to 70 percent or less, the implementation of the optional expansion is expected to cease within 12 months.

Today, as the provider of last resort, counties are responsible for indigent health care. Under the 1991 realignment, the State provides roughly $1.5 billion to counties to assist them in meeting their obligations. To receive these funds, counties must spend a required maintenance of effort of $343 million. Many counties spend additional funds on indigent care. Under health care reform, county costs and responsibilities for indigent health care are expected to decrease as uninsured individuals obtain health care coverage. The State, in turn, will bear increased responsibility for providing care to these newly eligible individuals through the Medi-Cal expansion. New legislation (Chapter 24, Statutes of 2013) (AB 85) specifies two mechanisms for determining county savings, depending on how counties currently deliver indigent care. Once determined, these savings will be redirected to fund local human services programs. The 12 public hospital counties and the 12 non-public health/non-County Medical Service Program counties will have the option to select one of two mechanisms by December 2013:

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Option 1—The formula measures actual county health care costs and revenues for Medi-Cal beneficiaries and the uninsured, reflecting historic growth rates and appropriate limits on cost growth. The difference between total revenues and total costs will determine the savings. The State would receive 80 percent of any calculated savings, with the county retaining 20 percent of the savings to invest in the local health care delivery system or spend on public health activities.

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Option 2—60 percent of a county’s health realignment allocation plus maintenance-of-effort will be redirected to local human services programs, and the county will retain 40 percent of this funding for providing public health services and to serve the remaining uninsured.

For counties participating in the County Medical Service Program, the Budget provides an alternative that is akin to Option 2.

County health care savings are estimated to be $300 million in fiscal year 2013-14. Actual savings will depend on the level of realignment revenues for those counties operating under the 60/40 formula and on the various factors used to determine costs and revenues for those counties using the mechanism described in Option 1. Out year savings for all counties will be estimated in January and May, prior to the start of the fiscal year and based on the most recent data available. A true-up process will be used to adjust funding to the extent actual county savings differ from initial estimates. Currently, savings to the counties are estimated to be $900 million in fiscal year 2014-15, and $1.3 billion in fiscal years 2015-16 and 2016-17. These savings will provide funding for certain services currently funded by the State.

Chapter 655, Statutes of 2010 (“AB 1602”), and Chapter 659, Statutes of 2010 (“SB 900”), established the Exchange as an independent entity in state government and outline the authorities and responsibilities of the Exchange and its governing board. The Exchange is to provide a marketplace for individuals and small businesses to purchase health insurance by January 1, 2014. This entity is to establish requirements for health plans to participate in the Exchange, standards and criteria for selecting health plans to be offered by the Exchange, and require the Exchange to provide an adequate selection of qualified health plans in each region of the State. The federal government initially awarded California $1 million to fund preliminary planning efforts related to the development of the Exchange. On August 12, 2011, the Exchange received a $39 million Level I Exchange Establishment grant to help the State design and develop this entity. This was followed by an award of $196 million in August 2012 for continued support of the Exchange’s start-up, planning, and development activities through June 30, 2013 and an award of $674 million in January 2013 for continued support through 2014. After 2014, the Exchange must be self-supporting from fees paid by health plans and insurers participating in the Exchange. AB 1602 authorizes the Exchange to assess charges, as a part of premiums, on participating health plans and at rates reasonable to support the ongoing operations of the Exchange and maintain a prudent reserve.

California Department of Corrections and Rehabilitation

California Department of Corrections and Rehabilitation (“CDCR”) Budget—As one of the largest departments in state government, the California Department of Corrections and Rehabilitation (“CDCR”) operates 36 youth and adult correctional facilities and 43 youth and adult camps. The CDCR also contracts for multiple adult parolee service centers and community correctional facilities. The CDCR operates an adult prisoner/mother facility, adult parole units and sub-units, parole outpatient clinics, licensed general acute care hospitals, regional parole headquarters, licensed correctional treatment centers, hemodialysis clinics, outpatient housing units, a correctional training center, a licensed skilled nursing facility, and a hospice program for the terminally ill. The CDCR has six regional accounting offices and leases approximately two million square feet of office space. The CDCR’s infrastructure includes more than 40 million square feet of building space on more than 26,000 acres of land (40 square miles) statewide.

Ruling Concerning Prison Population—Pursuant to the ruling issued by a panel of three federal judges (affirmed by the United States Supreme Court), the State must reduce its prison population to 137.5 percent of the system’s design capacity by June 27, 2013, equivalent to about 110,000 prisoners. In response, the State has reduced its prison population by more than 24,000 inmates due to realignment of non-serious, non-violent, non-sex offenders from state prisons to local jurisdictions under Chapter 15, Statutes of 2011 (AB 109). On January 7, 2013, the State filed a motion to vacate or modify the three-judge court’s population reduction order, citing improvements to its prison health-care system and the substantial population reductions that have occurred since

AB 109 was implemented on October 1, 2011. On April 11, 2013, the three-judge court denied the State’ motion, and issued an order requiring the State to reduce overall prison population to 137.5 percent of design capacity by December 31, 2013.

After additional briefing, on June 20, 2013, the three-judge court issued a comprehensive order requiring the State to implement a plan to: increase medical and elderly parole; slow-down the return of certain prisoners housed out-of-state; expand the use of good time credits, prospectively and retroactively, to all prisoners; and release prisoners as needed to meet the population ceiling on December 31, 2013. The State filed requests for a stay of this order and appealed the order to the United States Supreme Court; these requests and the appeal have been denied.

On September 12, 2013, Governor Brown signed into law Senate Bill 105, which appropriates $315 million to be used in different ways depending on whether the December 31st deadline would remain in place.

On September 24, 2013, acting on a request from the State for an extension of the December 31, 2013 deadline, the three-judge court provided an extension to January 27, 2014 for the State to comply with the 137.5% prison population cap. On October 21, 2013 this deadline was extended to February 24, 2014. It was also ordered that the parties immediately begin a meet and confer process regarding the State’s request, to be facilitated by Court of Appeal Justice Peter Siggins. Justice Siggins is required to informally report to the three-judge court on the status of the discussions and provide his recommendations for future actions on or before November 18, 2013. Finally, the three-judge court ordered a stay of moving additional prisoners out-of-state during the meet and confer process and until further order by the three-judge court. SB 105 requires the Department of Finance to submit a report to the Legislature with updated fiscal estimates no later than 15 days after the three-judge court adjusts the date by which 137.5% capacity must be achieved. The Department of Finance submitted this report on October 1, 2013, stating that the 27-day extension is not expected to materially change the level of resources necessary to obtain the capacity authorized by SB 105. On October 21, 2013, the three-judge court provided an additional extension of 28 days, changing the population cap deadline to February 24, 2014.

CDCR Budget—The 2013 Budget Act includes total expenditures of $9.1 billion ($8.9 billion General Fund) for CDCR from all funding sources. An additional $315 million from the General Fund was appropriated to CDCR in September 2013. There is an additional $2.1 billion budgeted for capital outlay expenditures. The CDCR budget includes funding for 59,856 positions at a total cost for salaries and benefits of approximately $6.0 billion. Lease payments total $296.6 million, and the remaining funds are budgeted for operating expenses and equipment.

The 2013 Budget Act includes savings for CDCR of $1.3 billion General Fund in fiscal year 2013-14 related to implementation of AB 109. AB 109 shifted responsibility for short-term, lower-level offenders from the State to county jurisdictions. In addition, counties are responsible for community supervision of lower-level offenders upon completion of their prison sentences.

CDCR Population—The average daily adult inmate population is projected to decrease from 132,621 in fiscal year 2012-13, to 128,885 in fiscal year 2013-14, a reduction of 3,736 inmates. The average daily adult parole population is projected to decrease from 62,498 in fiscal year 2012-13, to 46,358 in fiscal year 2013-14, a reduction of 16,140 adult parolees. The decline in the adult inmate and adult parole population is related to the passage and implementation of AB 109.

The Division of Juvenile Justice’s average daily institutional population is projected to decrease from 821 in fiscal year 2012-13, to 679 in fiscal year 2013-14. Pursuant to Chapter 41, Statutes of 2012, juvenile parole was terminated January 1, 2013 and all juveniles remaining on parole as of December 31, 2012 were discharged.

Litigation Concerning Prison Medical Care Services—The federal receiver, the court appointed individual who oversees CDCR’s medical operations (the “Receiver”), has plans for the design and construction of additional facilities and improvements to existing facilities for inmates with medical or mental health care needs. All of these projects are to be constructed at existing state correctional institutions.

The 2013 Budget Act includes $1.628 billion General Fund for the Receiver’s Medical Services and Pharmacy Programs, compared to the 2012 Budget Act, which totaled $1.630 billion General Fund.

In January 2012, a federal District Court judge ordered California officials to begin planning for the end of the federal Receivership of the State’s prison medical programs. The judge, with jurisdiction over the CDCR medical care litigation, cited “significant progress” in improving California’s prison medical care and stated that many of the goals of the Receivership had been accomplished. For these reasons, the judge ordered the State and the plaintiffs in the case to prepare a joint report on various aspects of post-Receiver planning. In response to this report, the court ordered the Receiver to work with CDCR to determine when the State would assume responsibility for particular tasks. As of November 6, 2013, the Receiver has transitioned health care access units, which provide guarding and transportation for inmates accessing health care services, as well as the responsibility for planning for the activation of new construction that is primarily related to serving the health care needs of inmates.

Prison Construction Program—On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides funding for an expansion of capacity in the State prison system to address housing and health care needs. As last amended on June 27, 2012 (Chapter 42, Statutes of 2012), AB 900 authorized approximately $2.1 billion for design and construction of state prison facilities that include the California Health Care Facility and the adjacent DeWitt Nelson Correctional Annex, located in the city of Stockton, and several other medical and mental health projects throughout the State, including the projects in the Health Care Facility Improvement Program. A number of the projects authorized with AB 900 authority have already been completed and occupied and several other projects are in construction and will be completed in calendar years 2013 and 2014. Of particular note, the California Health Care Facility opened in July 2013, and the DeWitt Nelson Correctional Annex is scheduled to begin occupancy in April 2014. In addition, the first several projects in the Health Care Facility Improvement Program have initiated design and it is anticipated that several others will be initiated during the 2013 calendar year.

The 2012 Budget Act included an additional $810 million of lease revenue bond financing authority for the design and construction of three new level II dorm facilities at one or more specified existing prisons. As required by statute, the State Public Works Board has authorized the siting of these facilities. Two of these new dorm facilities are planned to be located adjacent to Mule Creek State Prison in the city of Ione and the third is planned to be located at Richard J. Donovan Correctional Facility in San Diego. As of November 6, 2013, it is estimated that construction will start in December 2013 and be completed in April 2016. A related provision in the 2012 Budget Act also requires the California Department of Corrections and Rehabilitation to remove all inmates from, cease operations of, and close the California Rehabilitation Center, located in the city of Norco, no later than either December 31, 2016, or six months after construction of these three Level II dorm facilities is completed, whichever is earlier. However, SB 105 suspended this closure indefinitely as the capacity at the Norco facility may be necessary for California’s prison population to stay at or below the court-ordered population cap of 137.5 percent of design capacity.

Unemployment Insurance

The Unemployment Insurance (“UI”) program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment, the employer contributions were not sufficient to cover the cost of the benefits to claimants during the recession. Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the State UI Fund through a federal loan to support benefit payments. The UI Fund deficit was $10.2 billion at the end of calendar year 2012. Using economic outlook and unemployment projections as of November 6, 2013, absent changes to the UI Fund financing structure, the deficit is projected to be $9.9 billion at the end of calendar year 2013. Repayment of principal on this federal UI loan is strictly an employer responsibility, and not a liability of the State’s General Fund. To ensure that the federal loan is repaid, when a State has an outstanding loan balance for two consecutive years, the federal government reduces the Federal Unemployment Tax Act (“FUTA”) credit it gives to employers. This is equivalent to an increase in the FUTA tax on employers, and has the effect of paying off the federal UI loan. These changes have already started.

Pursuant to federal law, if the State is unable to repay the loan within the same year it is taken, state funds must be used to pay the annual interest payments on the borrowed funds.

While annual interest payments were waived under the American Recovery and Reinvestment Act of 2010, interest payments of $303.5 million and $308.2 million were paid in 2011 and 2012, respectively. Given the condition of the General Fund in those years, loans were authorized from the Unemployment Compensation Disability Fund to the General Fund to pay the UI interest expense. The interest payment for September 2013 is estimated to be $261.5 million, and this year will be paid from the General Fund. Interest will continue to accrue and be payable annually until the principal on the UI loan is repaid. Pursuant to federal law, the General Fund is not liable for repayment of the principal of this loan, which will be done over time by reducing federal tax credits to employers in the State.

The interest due after fiscal year 2013-14 will depend on a variety of factors, including the actual amount of the federal loan outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. In an effort to identify preferred alternatives to meet annual federal interest obligations, repay the federal loan, and return the state’s UI Fund to solvency, the Secretary for Labor and Workforce Development is conducting a series of meetings to bring together key stakeholders, including business and labor.

Retiree Health Care Costs

In addition to a pension, described in the following section the State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and, except as otherwise described below, utilizes a “pay-as-you-go” funding policy. These are sometimes referred to as “Other Postemployment Benefits” or “OPEB.”

As of June 30, 2012, approximately 157,105 retirees were enrolled to receive health benefits and 130,726 to receive dental benefits. Generally, employees vest for those benefits after serving 10 years with the State. With 10 years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula (as described below).

Pursuant to the Governmental Accounting Standards Board Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions, the State now reports on its liability for post-employment health-care as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports. The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit rating if the State does not adequately manage such costs.

On February 21, 2013, the State Controller’s Office released the State’s latest OPEB actuarial valuation report by the private actuarial firm, Gabriel, Roeder, Smith & Company, which was tasked with calculating the

State’s liability for these benefits. The report was based on a variety of data and economic, demographic and health-care trend assumptions described in the report. The primary assumption influencing Annual OPEB Costs and the Actuarial Accrued Liability (“AAL”) is the assumed rate of return or discount rate on assets supporting the retiree health-care liability. Based on PMIA’s historical returns, investment policy and expected future returns, a discount rate of 4.50 percent was selected for the pay as you-go funding policy. The economic assumptions such as the price and wage inflation are assumed to be 3 percent and 3.25 percent, respectively. The actuarial valuation contained in the report covers the cost estimates for existing employees, retirees and dependents. The main objective of the report was to estimate the AAL, which is the present value of future retiree health-care costs attributable to employee service earned in prior fiscal years.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the actuarial valuation as of June 30, 2012, the pay-as-you go funding policy results in an unfunded AAL of $63.84 billion as of June 30, 2012. Additionally, the pay-as-you go funding policy results in an annual OPEB cost of $4.99 billion, estimated employer contributions of $1.81 billion and an expected net OPEB obligation of $16.09 billion for fiscal year 2012-13. The annual required contribution for fiscal year 2013-14 is estimated at $5.03 billion.

If the previous assumptions had been exactly realized during the year, the actuarial liability would have increased to $65.6 billion as of June 30, 2012. The key factors contributing to a $1.76 billion change in expected actuarial liabilities had the previous assumptions been realized are:

•	Favorable health-care trend experience, resulting in a decrease in actuarial liabilities of approximately $2.93 billion.

•	Demographic experience (including more members retiring, retiring earlier, and living longer than assumed) caused actuarial liabilities to decrease by $0.11 billion.

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Changes in OPEB related assumptions and methods (updating the aging factors and health-care trend rates used to project the member’s average health-care claim costs after retirement) increased actuarial liabilities by $1.86 billion.

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As of January 1, 2013 the State-sponsored post-Medicare health-care plans participate in the Employer Group Waiver (“EGWP”). The expected savings due to participation in the EGWP decreased liabilities by approximately $0.59 billion.

The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate of 4.50 percent represents the long-term expectation of the earnings on the State’s General Fund, which is invested in short-term securities in the Pooled Money Investment Account. The State has indicated that the Controller’s Office plans to issue an actuarial valuation report annually.

The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. California State University (“CSU”) employees fully vest for the 100/90 formula at 5 years of service. As noted below, employees in bargaining unit 12, hired after January 1, 2011, are subject to a longer vesting period.

Three state employee bargaining units have agreements which provide for some prefunding of OPEB liabilities. These units represent a little less than 10 percent of total State unionized employees.

In accordance with state law, the Bureau of State Audits periodically identifies what it believes to be “high risk” issues facing the State. The funding of OPEB liabilities has been identified as a high-risk issue in the California State Auditor Report 2013-601 dated September 2013.

Pension Trusts

The principal retirement systems in which the State participates or contributes funds to are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS are included in the financial statements of the State as fiduciary funds.

The University of California (“UC”) maintains a separate retirement system. From fiscal years 1990-91 through 2011-12, no amounts from the State’s General Fund directly contributed to UC’s retirement system. The 2012 Budget Act and Chapter 31 of the Statutes of 2012 provided $89.1 million in state General Fund appropriations for UC’s employer retirement contributions for fiscal year 2012-13; this funding does not constitute a state obligation to provide funding alter fiscal year 2012-13 for additional UC employer retirement costs. The 2013 Budget Act did not allocate any of UC’s appropriation specifically to fund its employer retirement costs. The 2013 Budget Act and Chapter 50 of the Statutes of 2013 shift funding for UC’s general obligation and lease revenue bond debt service into UC’s main support appropriation, authorized UC to restructure its debt, and required UC to use any savings from restructuring of debt to reduce the existing unfunded liability of the UC’s retirement plan. Information about this system may be obtained directly from the University of California.

As described below, the obligation of the State to make payments to CalPERS and CalSTRS to fund retirement benefits constitutes a significant financial obligation. As of November 6, 2013, CalPERS and CalSTRS each have unfunded liabilities in the tens of billions of dollars. Retirement-related costs payable from the General Fund are expected to increase in the foreseeable future. The actual amount of such increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience, retirement benefit adjustments and, in the case of CalSTRS, statutory changes to contribution levels.

On June 25, 2012, the Governmental Accounting Standards Board (“GASB”) approved two new standards with respect to pension accounting and financial reporting standards for state and local governments and pension plans. The new standards are set forth in GASB Statements 67 and 68 and will replace GASB Statement 27 and most of GASB Statements 25 and 50. The changes will impact the accounting treatment of pension plans in which state and local governments participate. Major changes include: 1) the inclusion of unfunded pension liabilities on the government’s balance sheet (as of November 6, 2013, such unfunded liabilities are typically included as notes to the government’s financial statements); 2) more components of full pension costs will be shown as expenses regardless of actual contribution levels; 3) lower actuarial discount rates will be required to be used for underfunded plans in certain cases for purposes of the financial statements; 4) closed amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements; and 5) the difference between expected and actual investment returns will be recognized over a closed five-year smoothing period. In addition, GASB Statement 68 states that, for pensions within the scope of the statement, a cost-sharing employer that does not have a special funding situation is required to recognize a net pension liability, deferred outflows of resources, deferred inflows of resources related to pensions, and pension expense based on its proportionate share of the net pension liability for benefits provided through the pension plan. As of November 6, 2013, because the accounting standards do not require changes in funding policies, the full extent of the effect of the new standards on CalPERS and CalSTRS was not known. The reporting requirements for pension plans are slated to take effect for the fiscal year beginning mid-2013 and the reporting requirements for government employers are slated to take effect for the fiscal year beginning mid-2014.

Pension Reform

The Legislature approved AB 340 (Chapter 296, Statutes of 2012), a comprehensive pension reform package affecting the state and local governments on August 31, 2012, and the Governor signed it into law on September 12, 2012. AB 340, known as the Public Employees’ Pension Reform Act of 2013 (“PEPRA”) implements lower defined-benefit formulas with higher retirement ages for new employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. Though PEPRA covers most public employees in state government, cities, counties, special districts, school districts, and community colleges, the following discussion relates only to PEPRA’s impact on state employee retirement. PEPRA excludes judges, the University of California, and charter cities with independent pension systems from the new retirement plans; however, newly elected or appointed judges would be subject to the new cost-sharing provisions described below.

In a preliminary actuarial analysis, CalPERS noted savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. PEPRA also directs state savings from additional employee contributions to be used toward additional payments on the State’s unfunded liability, subject to Budget Act approval. The 2013 Budget Act includes an additional $67.1 million ($41.9 million funded from the General Fund) directed toward the State’s unfunded pension liability to reflect the savings resulting from increased employee contributions under PEPRA.

Other provisions reduce the risk of the State incurring additional unfunded liabilities, including prohibiting retroactive benefits increases, generally prohibiting contribution holidays, and prohibiting purchases of additional non-qualified service credit (“air time”).

Key changes to retirement plans affecting the State include:

•	New, lower defined-benefit formulas that increase retirement ages for new public employees hired on or after January 1, 2013.

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For new employees, a cap on pensionable income of $113,700, or $136,440 (for employees not in Social Security). Annual increases on the cap would be limited to the Consumer Price Index for All Urban Consumers.

•	A standard that employees pay at least 50 percent of normal costs.

•	Increases for current state civil service and related excluded employees who are not contributing at least half of normal costs.

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New California State University (new member is defined by CalPERS as membership on or after January 1, 2013) and judicial branch employees will pay at least 50 percent of the normal cost or the current contribution rate of similarly situated employees, whichever is greater (SB 13 authorizes CSU, on or after January 1, 2019, to impose higher employee contribution rates on CSU members hired before January 1, 2013. SB 13 also directs savings from higher CSU employee contributions to be retained by the university).

Costs for Other Post-Employment Benefits (OPEB) are not addressed in PEPRA. However, later retirement ages will help reduce OPEB liabilities in the long term.

Provisions in PEPRA affecting the CalSTRS system do not change the State’s statutory contribution rate and will not likely have a material effect on state contributions in the short term. However, potential additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system’s unfunded liabilities and potentially state contribution levels in the long term.

On February 14, 2013, CalSTRS submitted a report to the Legislature on the funding of the Defined Benefit Program (referred to in the State’s 2012 Financial Statements and in this appendix as the “DB Program”) in response to Senate Concurrent Resolution 105 (“SCR 105”). SCR 105 encouraged CalSTRS, “in consultation with affected stakeholders, including, but not limited to, the Department of Finance and organizations representing members and school employers, to develop at least three options to address the long-term funding needs of the DB Program in a manner that allocates any increased contributions among the members of the system, school employers, and the State, consistent with the contractual rights of existing members, and to submit those options to the Legislature before February 15, 2013.” SCR 105 further provided that “It is the intent of the Legislature to enact legislation during the 2013-14 Regular Session that addresses the long-term funding needs of the Defined Benefit Program.” As of November 6, 2013, there is no such legislationbeing considered.

Increased state contributions to CalSTRS, beyond current statutory requirements, are not included in the 2013 Budget Act.

The report stated that “the definitive approach to addressing the long-term funding needs of the DB Program is to fully fund the program over a period of 30 years or less” and that “if implemented on July 1, 2014, the total contribution rate from all sources would have to increase by the equivalent of a projected 15.1% of compensation to fully fund the program in 30 years.” The report stated that “it is projected that such a change would require an increased initial total annual contribution at that time of about $4.5 billion from all combined sources.” The report also discussed the options of establishing a lesser funding target or increasing the amortization period (both of which would not require similarly large contributions from combined sources). The report stated that “a delay in addressing the DB Program funding shortfall places the program at greater risk, particularly if there is another substantial market downturn.”

CalPERS. At June 30, 2012, CalPERS administered a total of 12 funds, including four defined benefit retirement plans: the Public Employees’ Retirement Fund (“PERF”), the Legislators’ Retirement Fund (“LRF”), the Judges’ Retirement Fund (“JRF”), and the Judges’ Retirement Fund II (“JRF II”). The PERF, LRF, JRF, and JRF II are defined benefit pension plans which provide benefits based on members’ years of service, age, final compensation, and benefit formula. In addition, benefits are provided for disability, death, and survivors of eligible members or beneficiaries.

PERF. PERF is a multiple-employer defined benefit retirement plan. In addition to the State, employer participants at June 30, 2012 included 1,576 public agencies and schools (representing more than 2,500 entities). CalPERS acts as the common investment and administrative agent for the member agencies. The State and schools (for “classified employees,” which generally consist of school employees other than teachers) are required by law to participate in PERF. Other public agencies can elect whether or not to participate in PERF or administer their own plans. Members of PERF generally become fully vested in their retirement benefits earned, as of November 6, 2013, after five years of credited service. Separate accounts are maintained for each employer participating in PERF, and separate actuarial valuations are performed for each individual employer’s plan to determine the employer’s periodic contribution rate and other information for the individual plan, based on the benefit formula selected by the employer and the individual plan’s proportionate share of PERF assets.

Unless otherwise specified, the information relating to PERF provided in this section relates only to state employees participating in PERF. State employees include the Executive Branch, California State University, Judicial, and Legislature employees.

Retirement Benefits. For state employees, annual benefits depend on the particular employee’s employment category and are generally determined by taking into account years of service credit, final compensation, and age of retirement. Depending on the employment category, annual benefits generally range from 2 percent of final compensation (generally meaning the average pay rate and special compensation over the last one year or three consecutive years of employment, unless the member elects a different period with a higher average) at age 55 for each year of service credit (applicable to Miscellaneous and State Industrial category members) to

3 percent of final compensation for each year of service for retirement at age 50 (for State Peace Officer/Firefighter category members). Annual benefits are also subject to annual cost of living adjustments (generally ranging from 2-3 percent) and an additional adjustment intended to preserve the “purchasing power” of the benefit. Benefits also generally include disability and death benefits. A detailed description of the benefits payable by PERF to state employees is set forth in CalPERS actuarial valuations.

Legislation enacted in October 2010 as part of the State’s budget for fiscal year 2010-11 (SB 22, Chapter 3, Sixth Extraordinary Session of 2010) (“SBX6 22”) made changes to the retirement formula for state employees hired after January 15, 2011, unless an earlier date was agreed upon in a collective bargaining agreement. Generally, the formula for receiving full retirement benefits was restored to the provisions in effect prior to 1999, when a law increased the percentage formula and reduced the age at which employees could obtain maximum benefits; these formulas vary depending on the category of employment. SBX6 22 also addressed the problem of pension “spiking” by generally requiring the retirement formula for future employees who as of November 6, 2013, were not in the three-year formula to be based on an average of pay in three consecutive years, rather than being based on the single highest year’s pay. These reforms are not expected to significantly impact state retirement costs until many years in the future. However, there is expected to be current savings from most existing and future employees contributing a greater percentage, ranging from two to five percent, of their salaries toward future pension benefits. These increases were collectively bargained and extended to most non-represented employees.

The Legislature approved AB 340, a comprehensive pension reform package affecting state and local government on August 31, 2012, which the Governor signed into law on September 12, 2012. The legislation increased the retirement age and lowered retirement benefits for most new state and local government employees hired on or after January 1, 2013.

Member Contributions. The benefits for state employees in PERF are funded by contributions from members, the State, and earnings from investments. Member and state contributions are a percentage of applicable member compensation. Member contribution rates are defined by law and vary by bargaining units within the same employee classification. The required contribution rates of active plan members are based on a percentage of salary in excess of a base compensation amount ranging from $0 to $863 monthly, and range from 1.5 to 12 percent.

Actuarial Valuation; Determination of Required Contributions. The required state contributions to PERF are determined on an annual basis by the CalPERS Chief Actuary. The actuary uses demographic and other data (such as employee age, salary, and service credits) and various assumptions (such as estimated salary increases, interest rates, employee turnover, and mortality and disability rates) to determine the amount that the State must contribute in a given year to provide sufficient funds to PERF to pay benefits when due. The actuary then produces a report, called the “actuarial valuation,” in which the actuary reports on the assets, liabilities, and required contribution for the following fiscal year. State law requires the State to make the actuarially-required contribution to PERF each year.

A portion of the actuarial valuations performed by CalPERS actuaries are audited each year by an independent actuarial firm. The actuarial valuations specific to state employees are audited every three years. As of November 6, 2013, the most recent audit was for the June 30, 2009 actuarial valuation and was completed in the fall of 2010. The audit for the June 30, 2012 actuarial valuation is expected to be completed in February or March of 2014.

The market value of assets measures the value of the assets available in the pension plan to pay benefits. The actuarial value of assets is used to determine the required employer contributions. Various methods exist for calculating the actuarial value of assets. Since 2005, CalPERS has recognized investment gains and losses on the market value of assets equally over a 15-year period when determining the actuarial value of assets. (This is referred to as “smoothing.”) The recognized portion is added to the gains and losses and (except as described herein) 3 is amortized over a rolling 30-year period (as described herein under “Actuarial Methods”)4. As of November 6, 2013, this was an approved method for determining actuarial value of assets under GASB Statements 25 and 27. Asset smoothing delays recognition of gains and losses, however, thereby providing an actuarial value of assets that does not reflect the market value of pension plan assets at the time of measurement. As a result, presenting the actuarial value of assets as determined using “smoothing” might provide a more or less favorable presentation of the current financial position of a pension plan than would a method that recognizes investment gains and losses annually. Beginning in fiscal year 2014-15, GASB Statement 68 will require state and local governments with pension liabilities to recognize the difference between expected and actual investment returns over a closed 5-year period. CalPERS will continue to set contributions based on an actuarial value basis until fiscal year 2015-16, at which time CalPERS will implement a new direct-rate smoothing policy.

In addition to the use of “smoothing,” as described above, when CalPERS sets contribution rates, the actuarial value of assets generally cannot be more than 120 percent of the market value or less than 80 percent of the market value (referred to as the “corridor”). Any asset value changes outside these ranges will be recognized immediately, and will result in a greater impact on future state contribution rates. However, in 2009 CalPERS adjusted the “corridor” to mitigate the effects of a negative 24 percent fiscal year 2008-09 investment loss.

According to CalPERS, the three-year phase-in of the fiscal year 2008-09 investment loss is achieved by temporarily relaxing the constraints on the smoothed value of assets. Previously, the actuarial value of assets could not be more than 120 percent of the market value or less than 80 percent of the market value. Under the three-year phase in, assets are treated as follows:

1.        For the June 30, 2009 actuarial valuations of the State plans setting the contribution requirements for fiscal year 2010-11, the actuarial value of assets cannot be more than 140 percent of the market value or less than 60 percent of the market value.

2.        For the June 30, 2010 actuarial valuations of the State plans setting the contribution requirements for fiscal year 2011-12, the actuarial value of assets cannot be more than 130 percent of the market value or less than 70 percent of the market value.

3.        For the June 30, 2011 actuarial valuations of the State plans setting the contribution requirements for fiscal year 2012-13, the actuarial value of assets cannot be more than 120 percent of the market value or less than 80 percent of the market value.

Lastly, the asset loss outside of the 80-120 percent corridor will be isolated, and paid down with a fixed and certain 30-year amortization schedule. By utilizing a fixed and certain 30-year payment schedule, these losses should be paid in full at the end of 30 years, and should be independent of any investment gain/loss experienced by the remaining portfolio as a whole.

The use of “smoothing” and the “corridor” described above will mitigate short term increases in the State’s required annual contribution. While this will limit extreme increases in the State’s required annual contribution to CalPERS in the near term, absent investment returns significantly over and above the 7.5 percent assumed by

[3]

When the amortization methods described above result in either mathematical inconsistencies or unreasonable actuarial results, all unfunded liability components are combined into a single base and amortized over a period of time, as determined by the Ca1PERS Chief Actuary.

[4]

There is a minimum employer contribution equal to normal cost, less 30-year amortization of surplus (negative unfunded liability), if any. In 2009, the Ca1PERS Board adopted a change to the amortization policy, described in this section. This change resulted in all actuarial gains and losses for fiscal years 2008-09, 2009-10, and 2010-11 to be amortized over a fixed 30-year period instead of a rolling 30-year period. The rolling 30-year period for amortization resumed with actuarial gains and losses for fiscal year 2011-12.

CalPERS, it is expected to result in significantly higher required contributions in future fiscal years. Depending on actual investment returns and other factors, the State’s required annual contribution to PERF could increase significantly. The contribution, not including CSU, is estimated to be $3.6 billion for fiscal year 2013-14, approximately $1.8 billion of which is payable from the General Fund. In addition, CSU’s contribution is estimated to be approximately $470.1 million for fiscal year 2013-14, approximately $469.8 million of which is payable from the General Fund.

At the April 16 and 17, 2013, meetings, the CalPERS Board approved a plan to replace the current 15-year asset-smoothing policy with a 5-year direct-rate smoothing process and replace the current 30-year rolling amortization of unfunded liabilities with a 30-year fixed amortization period. The Chief Actuary said the approach provides a single measure of funded status and unfunded liabilities, less volatility in extreme years, a faster path to full funding, and more transparency to employers about future contribution rates. As of November 6, 2013, these changes will accelerate the repayment of unfunded liabilities (including 2008-09 investment losses) of the State plans in the near term. Under the CalPERS Board action, actual rates for the State will not be set using the new methods until fiscal year 2015-16, reflected in the June 30, 2014 valuation. The impact of the new amortization and smoothing policies are estimated to increase state retirement contributions (including CSU) by $200 million in fiscal year 2015-16 and $400 million in fiscal year 2016-17, roughly half of those increases coming from the General Fund.

Actuarial Assumptions. The CalPERS Chief Actuary considers various factors in determining the assumptions to be used in preparing the actuarial report. Demographic assumptions are based on a study of the actual history of retirement, rates of termination/separation of employment, years of life expectancy after retirement, disability, and other factors. This experience study is generally done once every four years. As of November 6, 2013, the most recent experience study was completed in 2010 in connection with the preparation of actuarial recommendations by the CalPERS Chief Actuary as described below.

Funding Status. Funding progress is measured by a comparison of the State’s share of PERF assets to pay state employee benefits with plan liabilities.

As reflected in the actuarial valuation report for the fiscal year ended June 30, 2012, the investment return for the PERF in fiscal year 2011-12 was 0.1 percent. As a result of this investment return, the funded ratio on a market value of assets (“MVA”) basis was approximately 66.1 percent as of June 30, 2012, as compared to approximately 70.3 percent as of June 30, 2011, and the unfunded liability was approximately $45.5 billion on an MVA basis as of June 30, 2012, as compared to approximately $38.5 billion on an MVA basis as of June 30, 2011.

State Contributions. As described above, required contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the State and from employee contributions. State contributions are made from the General Fund, Special Funds, and non-governmental cost funds. From fiscal years 2006-07 to 2013-14, a range of approximately 55 to 63 percent of the State contributions to PERF are made from the General Fund. The State has made the full amount of actuarially required contribution each year.

Prospective Funding Status; Future Contributions. The level of future required contributions from the State depends on a variety of factors, including future investment portfolio performance, actuarial assumptions, and additional potential changes in retirement benefits. There can be no assurances that the required annual contribution to CalPERS will not continue to significantly increase and that such increases will not materially adversely affect the financial condition of the State. It is not known at this time how these changes in accounting and financial reporting will impact CalPERS’ contribution policies.

As of November 6, 2013, the most recent valuation report for PERF contains a projection of future state contribution rates as a percentage of payroll under different investment return scenarios. The results reflect that state contributions are expected to increase in coming years and will not level out unless investment returns over the next three years are as high as 18.5 percent per year.

In accordance with state law, the actuarial valuation for the fiscal year ended June 30, 2012 includes a sensitivity analysis of discount rates 2 percent lower and 2 percent higher than the current discount rate of 7.5 percent as of November 6, 2013. The analysis displays potential required employer contribution rates assuming that the discount rate was adjusted to rates of 5.5 percent or 9.5 percent over the long term. The analysis shows that employer contribution rates are highly sensitive to changes in the discount rate and that employer contribution rates would be significantly reduced if a higher discount rate is used, and employer contribution rates would significantly increase if a lower discount rate is used. The actuarial report for the year ended June 30, 2012 contains information concerning the specific impact an employer contribution rates and unfunded liability resulting from these different discount rate assumptions.

Investigation Affecting CalPERS. The previous use of placement agents by CalPERS’ external investment managers has been the subject of investigations by various governmental authorities, including the U.S. Department of Justice, the U.S. Securities and Exchange Commission, and the California Attorney General’s Office. Those law enforcement authorities have made extensive requests for documents and other information. According to CalPERS, it has cooperated and continues to cooperate with federal and state law enforcement authorities who are focused on whether civil or criminal laws have been violated by certain entities and individuals associated with CalPERS. In addition to its pending investigative efforts, the California Attorney General brought a civil action against a placement agent firm and other individuals in May 2010. As of November 6, 2013, that litigation was still pending.

In March 2011, CalPERS completed a special review of fees paid by its external managers to placement agents and their related activities. In connection with that review, CalPERS secured substantial fee reductions from a number of its external money managers and those managers agreed to no longer use placement agents for new CalPERS investments.

Other Retirement Plans. In addition to PERF, CalPERS also administers LRF, JRF, and JRF II, which are defined benefit plans.

In the JRF actuarial reports for the year ended June 30, 2012 CalPERS reported that, as of June 30, 2012, JRF had an unfunded actuarial liability of approximately $3.1 billion and JRF II had an unfunded actuarial liability of approximately $35.2 million. In the LRF actuarial report for the year ended June 30, 2012, CalPERS reported that LRF, as of June 30, 2012, had actuarial value of assets that exceeded the actuarial liability by approximately $15.6 million. The State’s fiscal year 2013-14 retirement contributions from the General Fund are estimated to be $187.4 million for JRF and $56.7 million for JRF II.

CalSTRS

CalSTRS was established under the California Education Code in 1913 to provide benefits to California public school and community college teachers and to certain other employees of the State’s public school system (kindergarten through community college). CalSTRS is the administrator of multiple-employer, cost-sharing defined benefit plans, a tax-deferred defined contribution plan, a Medicare Premium Payment Program, and a Teachers’ Deferred Compensation Fund.

The largest CalSTRS fund, the State Teachers’ Retirement Plan (the “STRP”), is a multiple employer, cost-sharing, defined benefit plan comprised of four programs: the Defined Benefit Program (referred to in the State’s 2012 Financial Statements and in this appendix as the “DB Program”), the Defined Benefit Supplement Program, the Cash Balance Benefit Program, and the Replacement Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (the “SBMA”) which provides purchasing power protection for retired members.

The State is not an employer (with certain very limited exceptions) in any of CalSTRS programs but does contribute to the DB Program and the SBMA from its General Fund pursuant to statutes in the Education Code.

The DB Program is funded through a combination of investment earnings and statutorily set contributions from three sources: the members of CalSTRS, the employers, and the State. Contribution rates for the members and employers to fund the DB Program are not adjusted to reflect or offset actual investment returns or other factors which affect the funded status of the DB Program. The same is true for the contribution rates for the State except that, if the funded status of the DB Program falls below a certain level, the State is required to make specified supplemental contributions to the DB Program.

As of June 30, 2012 (the fiscal year of the DB Program commences July 1 and ends June 30 of the following year), the DB Program’s unfunded actuarial obligation was $71.0 billion and the funded ratio was 67.0 percent based on an actuarial value of assets basis and 62.7 percent based on a market value of assets basis. The funding status triggered the requirement for the State to make specified supplemental contributions starting in the fiscal year ended June 30, 2012. The funding of the DB Program was identified as a new high-risk issue in the California State Auditor Report 2011 601 dated August 2011 because, as stated in the report, the DB Program assets are projected to be depleted in 30 years assuming existing contribution rates continue, and other significant actuarial assumptions are realized.

The SBMA is a separate account within the DB Program that is funded with a combination of investment earnings and statutorily set contributions from the State. The Purchasing Power Protection Program payments for retired members are made only to the extent funds are available in the SBMA and are not a vested benefit.

Members and Employers

As of June 30, 2012, the DB Program included 1,712 employers.

Retirement Benefits. Member benefits are determined by statute in the Education Code and are generally based on a member’s age, final compensation, and years of credited service. Members are 100 percent vested in retirement benefits after five years of credited service and are eligible for normal retirement at age 60 and for early retirement at age 55 or at age 50 with 30 years of credited service. The normal retirement benefit is 2 percent of final compensation (as defined in the Education Code) for each year of credited service (up to 2.4 percent of final compensation for members retiring after age 60), and members who retired on or after January 1, 2001 with 30 or more years of service by December 31, 2010 receive monthly bonus payments of up to $400 per month. Pension reform legislation signed in 2012 increased the retirement age for new CalSTRS members hired on or after January 1, 2013. New members who retire at age 62 will be eligible for a benefit equal to 2 percent of final compensation for each year of credited service (up to 2.4 percent of final compensation for members retiring after age 62).

Benefits are increased by 2 percent (a simple, not a compounded, cost-of-living increase) of the initial allowance, on each September 1 following the first anniversary of the effective date of the benefit.

Funding for the DB Program. The DB Program is funded with a combination of investment income and contributions from members, employers, and the State. Although specific amounts vary from year to year, approximately 55 percent of DB Program assets were derived from investment returns, according to CalSTRS. As described below, the contribution rates of the members, employers, and the State are determined by statute in the Education Code. There can be no assurances that the required amounts annually payable among the members, employers, and State will not significantly increase in the future.

Member Contributions. Members are required to make contributions to the DB Program in an amount equal to 8 percent of creditable compensation of the member. However, for services performed between January 1, 2000 and December 31, 2010, the member contribution to the DB Program was 6 percent because 2 percent was directed to the Defined Benefit Supplement Program (to which the State does not contribute).

Employer Contributions. Employers are required to make contributions to the DB Program in an amount equal to 8 percent of creditable compensation plus 0.25 percent to pay costs of the unused sick leave credit; provided that a portion of the employers’ contributions has in the past and may in the future be transferred to the Medicare Premium Program which has the effect of further reducing aggregate annual contributions to the DB Program.

State Contributions. The State’s General Fund contribution to the DB Program is 2.017 percent of creditable compensation from two fiscal years prior. For example, for fiscal year 2011-12, the State’s contribution was based on creditable compensation from fiscal year 2009-10. The State also contributes an additional 0.524 percent of creditable compensation from two fiscal years prior when there is an unfunded obligation or a normal cost deficit exists for benefits in place as of July 1, 1990. The percentage is adjusted up to 0.25 percent per year to reflect the contributions required to fund the unfunded obligation or the normal cost deficit. However, the supplemental contribution may not exceed 1.505 percent of creditable compensation from two fiscal years prior. Based on the June 30, 2012 actuarial valuation, an unfunded obligation exists for the benefits in place as of July 1, 1990, which triggered the supplemental payments for the fiscal year ending June 30, 2012 at a contribution rate of 0.524 percent starting October 1, 2011. An appropriation for this supplemental contribution was included in the 2011 Budget Act. An increased supplemental contribution rate to 0.774 percent was included in the 2012 Budget Act and 1.024 percent is included in the 2013 Budget Act.

Actuarial Valuation. According to CalSTRS and as reflected in the 2012 CalSTRS Valuation, the biggest source of funding of the DB Program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added, and as described below, a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on DB Program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts are based in part on an inflation assumption of 3.0 percent.

Actual market returns are taken into account but to reduce rate volatility, actual market gains and losses are spread or “smoothed” over a three-year period. That is, one third of the difference between the expected actuarial value of assets and the fair market value of assets is taken into account to determine the actuarial value of assets. According to the 2012 CalSTRS Valuation, due to the asset smoothing method, approximately one-third of the approximately $3.89 billion investment loss was recognized in June 30, 2012. GASB Statements 67 and 68, beginning in fiscal year 2013-14 for pension plans and fiscal year 2014-15 for employers, will require state and local governments with pension liabilities to recognize the differences between expected and actual investment returns over a closed 5 year period instead of the 3-year period used by CalSTRS as of November 6, 2013. As of November 6, 2013, it is not known at this time how this change would impact the DB Program.

Funding Status

Funding progress is measured by a comparison of DB Program assets with DB Program liabilities.

According to the CalSTRS Comprehensive Annual Financial Report for Fiscal Year ended June 30, 2012, the market value of the entire DB Program investment portfolio (including the SBMA assets) was $150.6 billion, a decrease from $155.5 billion or -3.2 percent over June 30, 2011.
Prospective Funding Status; Future Contributions. In the 2012 CalSTRS Valuation, the CalSTRS Consulting Actuary concluded that the unfunded actuarial obligation will not be amortized over any future period and that the DB Program is projected to have its assets depleted in about 31 years. This was primarily due to lower investment return experience since 2000. The CalSTRS Consulting Actuary also determined in the CalSTRS Valuation for June 30, 2010 that a supplemental contribution of 0.524 percent of creditable compensation was required to be paid by the State beginning in the fiscal year ended June 30, 2012 (commencing with the first quarterly payment due October 1, 2011) because as of June 30, 2010 there was an unfunded actuarial obligation related to the 1990 structure discussed above. The 2011 Budget Act included an appropriation related to this statutorily required supplemental contribution. In the CalSTRS Valuation for June 30, 2011, the CalSTRS Consulting Actuary determined that an increase of 0.25 percent in the supplemental contribution, for a total supplemental contribution of 0.774 percent would be required for fiscal year 2012-13. The increased supplemental contribution rate of 0.774 percent was included in the 2012 Budget Act. In the 2012 CalSTRS Valuation, the CalSTRS Consulting Actuary determined that an increase of 0.25 percent in the supplemental contribution, for a total supplemental contribution of 1.024 percent, will be required for fiscal year 2013-14. The increased supplemental contribution rate of 1.024 percent is included in the 2013 Budget Act.

Using the CalSTRS Board’s methods and assumptions as of June 30, 2012, the CalSTRS Consulting Actuary calculated that to amortize the unfunded actuarial obligation as of June 30, 2012 over 30 years, a level combined contribution rate of 34.092 percent (an increase to existing combined contribution rates of 14.620 percent and assuming the State’s supplemental contribution is adjusted as required by current statutes), beginning on July 1, 2012, would be required. This is an increase of 1.695 percentage points from what the valuation for June 30, 2011 indicated was necessary.

Responsibility for the Unfunded Obligation. As explained above, total statutorily required contributions, when added to investment earnings, have been significantly less than the actuarially required contributions necessary to fully fund the DB Program on an actuarial basis. The CalSTRS Consulting Actuary noted in the 2012 CalSTRS Valuation Report that the DB Program assets would be depleted in about 31 years assuming existing contribution rates continue, and other significant actuarial assumptions are realized. Other than the State’s requirement to contribute specified supplemental contributions under certain conditions described above, the State is not required under existing statutes to increase its contributions (only the Legislature can change the statutes requiring the State’s contribution), and the Administration does not believe that the State is otherwise required to provide funding for the outstanding liability.

CalSTRS has stated on a number of occasions, including in a letter from the Chief Executive Officer of CalSTRS contained within the CalSTRS Comprehensive Annual Financial Report for the Fiscal Year ended June 30, 2010, that it believes based on its analysis of case law and statutes that the State is responsible for providing an actuarially sound retirement system and paying the difference between the benefits paid and the contributions received in the event that the DB Program assets are depleted. Subsequently, in the Comprehensive Annual Financial Report for the Fiscal Year ended June 30, 2011, the Chief Executive Officer of CalSTRS stated the Legislature and the Governor must craft a specific funding strategy involving increased contributions, which can be “gradual, predictable, and fair to all parties.” The Administration does not agree with CalSTRS’ position regarding the State’s responsibility. The Administration believes that there are a number of ways to address the unfunded liability, including increased employer and employee contributions and other reforms.

In accordance with state law, the Bureau of State Audits periodically identifies what it believes to be “high risk” issues facing the State. The funding of the DB Program was identified as a new high-risk issue in the California State Auditor Report 2011-601 dated August 2011. In its most recent report 2013-601 on state “High Risk” issues, dated September 2013, the Bureau continued to include funding of the DB Program in this category. Excerpts from this portion of the 2013 report are set out below:

“To limit the risk of not having enough assets to cover retirement benefits, the U.S. Government Accountability Office recommends that retirement systems maintain a funding ratio of at least 80 percent of liabilities. However, poor investment returns due to the economic recession, as well as the inability to adjust contributions, have caused the funding ratio of the CalSTRS Defined Benefit Program to decrease from 98 percent in 2001 to 67 percent in 2012.

One of the major risks to CalSTRS’ funding is that its board does not have the authority to set contribution rates. [O]nly the Legislature, not the CalSTRS board, has the authority to change the contribution rates. The member and employer contribution rates have remained largely unchanged by the Legislature since 1972 and 1990, respectively.

At the current contribution rate and actuarially estimated rate or return on investment, the Defined Benefit Program’s funding ratio will continue to drop and assets will eventually be depleted.

As time passes, it will be harder to reverse the downward trend, and the required increase in contributions may grow too large for the State to take necessary action. According to a March 2013 actuarial valuation report, even assuming the expected return on CalSTRS’ investments is achieved each year, the Defined Benefit Program is at risk of having its funding status continue to decrease to zero in 31 years if the Legislature does not increase contribution rates. Because the State may bear some responsibility for funding the benefits promised to CalSTRS members, unless the State takes steps to ensure that funding for the CalSTRS program is increased, it may have to make up for the deficit using revenue from taxes. Consequently, this remains a high-risk issue for the State.”

No assurance can be given that the State’s contributions to the DB Program will not be increased substantially in the future.

On February 14, 2013, CalSTRS submitted a report to the Legislature on the funding of the DB Program in response to SCR 105.

Funding for the SBMA. The SBMA is a separate account within the DB Program that is funded with a combination of investment income and contributions from the State. The contribution rate for the State’s funding of the SBMA is also determined by statute in the Education Code. The Purchasing Power Protection Program funded from the SBMA provides quarterly payments to retired and disabled members and beneficiaries to restore purchasing power to beneficiaries if the purchasing power of their initial retirement or disability allowances have fallen below a specified percentage. The Purchasing Power Protection Program payments are made only to the extent funds are available in the SBMA and are not a vested benefit.

State Contributions. The State’s General Fund contribution to the SBMA is 2.5 percent of creditable compensation of the fiscal year ending in the prior calendar year, less $70 million for the fiscal year ended June 30, 2010, $71 million for the fiscal year ended June 30, 2011 and $72 million thereafter. The Education Code requires the State to continue contributions to the SBMA and that the unused balances remain in the SBMA even if they exceed the amounts required to be paid to beneficiaries.

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature, and Proposition 4, approved in 1979, which limits government spending by establishing an annual limit on the appropriation of tax proceeds. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs. Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A, approved in 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A, approved in 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Propositions 22 and 26, approved on November 2, 2010, further limit the State’s fiscal flexibility. Proposition 25, also passed by the voters in November 2010, changed the legislative vote requirement to pass a budget and budget related legislation from two-thirds to a simple majority. It retained the two-thirds vote requirement for taxes. Proposition 30, approved on November 6, 2012, among other things, placed into the State Constitution the current statutory provisions transferring 1.0625 percent of the State sales tax to local governments to fund realignment; and Proposition 39, also approved on November 6, 2012, among other things, dedicates for five years up to $550 million annually to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to reversal of a provision adopted in 2009 that gave corporations an option on how to calculate their state income tax liability.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve, and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting estimated expenditures from all resources expected to be available, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also required the establishment of the Budget Stabilization Account, which is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants used by the State as of November 6, 2013), or (ii) inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as “Proposition 1A of 2004”), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State was able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaimed such action was necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

The provisions of Proposition 1A of 2004 allowing the State to borrow money from local governments from time to time have been repealed by Proposition 22 of 2010, which permanently prohibits any future such borrowing. However, prior to such repeal, the Amended 2009 Budget Act authorized the State to exercise its Proposition lA of 2004 borrowing authority. This borrowing generated $1.998 billion that was used to offset state General Fund costs for a variety of court, health, corrections, and K-12 programs. Pursuant to Proposition lA of 2004, the State was required to repay the local government borrowing no later than June 15, 2013. The 2012 Budget Act included $2.1 billion to fully retire the outstanding obligations, with interest, to be paid from the General Fund, and repayment was made in June of 2013.

Proposition lA of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete financial responsibility. The State mandate provisions of Proposition 1 A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights. The 2013 Budget Act suspends mandates subject to Proposition lA of 2004 until the 2014-15 fiscal year. The total estimated back cost owed on the suspended mandates is approximately $888 million. That amount would be payable if the Legislature chose to individually fund all suspended mandates.

Proposition lA of 2004 further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to fiscal year 2004-05 to begin in fiscal year 2006-07 and to be paid over a term of 15 years. The 2012-13 Budget, which includes Chapter 32, Statutes of 2012 (SB 1006), defers payment of these claims through the 2014-15 fiscal year and refinances the balance owed over the remaining payment period. The 2013 Budget Act maintains the deferral of the payment. The remaining estimated cost of claims for mandated costs incurred prior to fiscal year 2004-05 is approximately $900 million.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in fiscal year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63)

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibits the Legislature or the Governor from redirecting these funds or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Chapter 5, Statutes of 2011 (AB 100) allowed the one-time redirection of $861 million of Proposition 63 funds from the reserve in fiscal year 2011-12 for the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) program, mental health managed care, and mental health services for special education students. Commencing in fiscal year 2012-13, the EPSDT program and mental health managed care are funded with “2011 Realignment” funds as the programs are realigned to counties, mental health services for special education students are funded with Proposition 98 General Fund, and all available Proposition 63 funds are distributed for programs eligible under the Mental Health Services Act.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006, voters approved Proposition lA of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002, permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension were to have occurred, the amount owed by the General Fund would have had to be repaid to the Transportation Investment Fund within three years, and only two such suspensions could have been made within any 10-year period. In fiscal year 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in fiscal year 2004-05 the full transfer of $1.258 billion was suspended. Budget Acts for fiscal years 2006-07 through 2010-11 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions. Chapter 11, Statutes of 2010, in the Eighth Extraordinary Session included an elimination of the State sales tax rate on gasoline and an increase in gasoline excise taxes, effectively removing the revenue subject to these restrictions from the State tax system. However, consistent with the requirements of Proposition 1A of 2006, the 2013 Budget Act includes $83 million to repay a portion of past suspensions.

Proposition 22—Local Government Funds

On November 2, 2010, voters approved this measure, called the “Local Taxpayer, Public Safety and Transportation Protection Act of 2010,” which supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments and redevelopment agencies for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid state finances or pay for state mandates. The Proposition 1A borrowing done in 2009 was grandfathered. In addition, by superseding Proposition 1A of 2006, the State is prohibited from borrowing sales taxes or excise taxes on motor vehicle fuels for budgetary purposes (but legislation enacted in 2012 clarifies these funds may be used for short-term cash management borrowing), or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Proposition 22 jeopardized the use of funds from the gasoline excise tax that had been used in the 2010 Budget Act to offset General Fund debt service cost on highway bonds and for lending to the General Fund. Passage of this measure jeopardized an estimated $850 million in General Fund relief in fiscal year 2010-11, an amount which is expected to grow to almost $1 billion by fiscal year 2013-14. The 2011 Budget Act replaced the use of gasoline excise tax for these purposes with truck weight fees and other transportation revenues that may be used for these purposes under Article XIX of the California Constitution. This preserved the 2011 Budget Act allocations for state and local programs while achieving similar levels of General Fund relief to that obtained in the 2010 Budget Act. These debt service offsets were continued in the 2012 and 2013 Budget Acts.

The inability of the State to borrow or redirect property tax funds reduces the State’s flexibility in reaching budget solutions. The State had used these actions for several billion dollars of solutions prior to the enactment of Proposition 22.

Proposition 26—Increases in Taxes or Fees

On November 2, 2010, voters approved this ballot measure which revises provisions in Articles XIII A and XIII C of the State Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two thirds vote.

Proposition 25—On-Time Budget Act of 2010

On November 2, 2010, voters approved this measure that is intended to end budget delays by changing the legislative vote necessary to pass the budget bill from two-thirds to a majority vote and by requiring legislators to forfeit their pay if the Legislature fails to pass the budget bill on time. This measure does not change Proposition 13’s property tax limitations in any way. This measure does not change the two-thirds vote requirement for the Legislature to raise taxes. The lower vote requirement also applies to trailer bills that appropriate funds and are identified by the Legislature “as related to the budget in the budget bill.” This measure also provides that the budget bill and other bills providing for appropriations related to the budget bill are to take effect immediately upon being signed by the Governor or upon a date specified in the legislation.

Proposition 30—The Schools and Local Public Safety Protection Act of 2012

On November 6, 2012, voters approved Proposition 30 which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State sales tax rate, and specified that the additional revenues will support K-14 public schools and community colleges as part of the Proposition 98 guarantee. Proposition 30 also placed into the State Constitution the current statutory provisions transferring 1.0625 percent of the State sales tax to local governments to fund the “realignment” program for many services including housing criminal offenders.

Proposition 39—The California Clean Energy Jobs Act

On November 6, 2012, voters approved Proposition 39 thereby amending state statutes governing corporation taxes by reversing a provision adopted in 2009 giving corporations an option on how to calculate the portion of worldwide income attributable to California. By requiring corporations to base their state tax liability on sales in California, it is estimated that state revenues would be increased by about $1 billion per year. The measure also, for five years, dedicates up to an estimated $550 million per year from this increased income to funding of projects that create energy efficiency and clean energy jobs in California.

State Pension Funds and Retiree Health Care Costs

The two main state pension funds have sustained substantial investment losses in recent years and face large unfunded future liabilities. On September 27, 2013, the June 30, 2012 Actuarial Valuation was released by the CalPERS Board and showed an accrued unfunded liability allocable to state employees (excluding judges and elected officials) as of June 30, 2012, of $28.2 billion on an actuarial value of assets (“AVA”) basis and $45.5 billion on a market value of assets (“MVA”) basis. The California State Teachers’ Retirement System (“CalSTRS”) reported the unfunded accrued liability of its Defined Benefit Plan as of June 30, 2012 at $71.0 billion on an AVA basis (an increase of $6.5 billion from the June 30, 2011 valuation), and $80.4 billion on an MVA basis (an increase of $12 billion from the June 30, 2011 valuation).

General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $2.3 billion and $1.4 billion, respectively, for fiscal year 2013-14. The combined contributions, which include contributions for California State University (“CSU”), represent about 3.8 percent of all General Fund expenditures in fiscal year 2013-14. There can be no assurances that the State’s annual required contributions to CalPERS and CalSTRS will not significantly increase in the future. The actual amount of any increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience, retirement benefit adjustments, and, in the case of CalSTRS, statutory changes in contributions. Recent action by the Board of CalPERS to revise amortization and smoothing policies is expected to result in more rapid increases in state retirement contributions commencing in fiscal year 2015-16.

The State also provides post-employment health care and dental benefits to state employees and their spouses and dependents (when applicable) and utilizes a “pay-as-you-go” funding policy. These are sometimes referred to as Other Post Employments Benefits or (“OPEB”). As reported in the State’s OPEB Actuarial

Valuation Report, the State has an Unfunded Actuarial Accrued Liability relating to state retirees’ other post-employment benefits which was estimated at $63.84 billion as of June 30, 2012 (as compared to $62.14 billion estimated as of June 30, 2011).

Pension Reform Legislation

The Legislature approved AB 340 (Chapter 296, Statutes of 2012), a comprehensive pension reform package affecting state and local government on August 31, 2012, and the Governor signed it into law on September 12, 2012. AB 340, known as the Public Employees’ Pension Reform Act of 2013 (“PEPRA”) implements lower defined-benefit formulas with higher retirement ages for new employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. Though PEPRA covers most public employees in state government, cities, counties, special districts, school districts, and community colleges, the following discussion relates only to PEPRA’s impact on state employee retirement. PEPRA excludes judges, the University of California, and charter cities with independent pension systems from the new retirement plans; however, newly elected or appointed judges would be subject to the new cost-sharing provisions described below.

In a preliminary actuarial analysis, CalPERS noted savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. PEPRA also directs state savings from additional employee contributions to be used toward additional payments on the State’s unfunded liability, subject to Budget Act approval. The 2013 Budget Act includes an additional $67.1 million ($41.9 million General Fund) directed toward the State’s unfunded pension liability to reflect the savings resulting from increased employee contributions under PEPRA.

Other provisions reduce the risk of the State incurring additional unfunded liabilities, including prohibiting retroactive benefits increases, generally prohibiting contribution holidays, and prohibiting purchases of additional non-qualified service credit (“air time”).

Key changes to retirement plans affecting the State include:

•	New, lower defined-benefit formulas that increase retirement ages for new public employees hired on or after January 1, 2013.

•

For new employees, a cap on pensionable income of $113,700, or $136,440 (for employees not in Social Security). Annual increases on the cap would be limited to the Consumer Price Index for All Urban Consumers.

•	A standard that employees pay at least 50 percent of normal costs.

•	Establishes increases for current state civil service and related excluded employees who are not contributing at least half of normal costs.

•

New CSU (new member is defined by CalPERS as membership on or after January 1, 2013) and judicial branch employees will pay at least 50 percent of the normal cost or the current contribution rate of similarly situated employees, whichever is greater (SB 13 authorizes CSU, on or after January 1, 2019, to impose higher employee contribution rates on CSU members hired before January 1, 2013. SB 13 also directs savings from higher CSU employee contributions to be retained by the university).

Costs for OPEB are not addressed in PEPRA. However, later retirement ages will help reduce OPEB liabilities in the long term.

Provisions in PEPRA affecting the CalSTRS system do not change the State’s statutory contribution rate and will not likely have a material effect on state contributions in the short term. However, potential additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system’s unfunded liabilities and potentially state contribution levels in the long term.

On February 14, 2013, CalSTRS submitted a report to the Legislature on the funding of the Defined Benefit Program (referred to in the State’s 2012 Financial Statements and in this appendix as the “DB Program”) in response to Senate Concurrent Resolution 105 (“SCR 105”). SCR 105 encouraged CalSTRS, “in consultation with affected stakeholders, including, but not limited to, the Department of Finance and organizations representing members and school employers, to develop at least three options to address the long-term funding needs of the DB Program in a manner that allocates any increased contributions among the members of the system, school employers, and the State, consistent with the contractual rights of existing members, and to submit those options to the Legislature before February 15, 2013.” SCR 105 further provided that “It is the intent of the Legislature to enact legislation during the 2013-14 Regular Session that addresses the long-term funding needs of the Defined Benefit Program.” As of November 6, 2013, there is no such legislation being considered.

Increased state contributions to CalSTRS, beyond current statutory requirements, are not included in the 2013 Budget Act.

The report stated that “the definitive approach to addressing the long-term funding needs of the DB Program is to fully fund the program over a period of 30 years or less” and that “if implemented on July 1, 2014, the total contribution rate from all sources would have to increase by the equivalent of a projected 15.1% of compensation to fully fund the program in 30 years.” The report stated that “it is projected that such a change would require an increased initial total annual contribution at that time of about $4.5 billion from all combined sources.” The report also discussed the options of establishing a lesser funding target or increasing the amortization period (both of which would not require similarly large contributions from combined sources). The report stated that “a delay in addressing the DB Program funding shortfall places the program at greater risk, particularly if there is another substantial market downturn.”

Cap and Trade Program

The Cap and Trade program is a key element in the State’s climate plan. It sets a statewide limit on the sources of greenhouse gases (“GHG”) responsible for 85 percent of California GHG emissions. In fiscal year 2012-13, the California Air Resources Board (“CARB”) began auctioning GHG emission allowances as a market-based compliance mechanism authorized by the California Global Warming Solutions Act, Chapter 488, Statutes of 2006 (“AB 32”).

CARB conducted three auctions in fiscal year 2012-13, which resulted in $257.3 million in allowance proceeds to the Greenhouse Gas Reduction Fund (“GGR Fund”).

The 2013 Budget Act includes as revenues a one-time General Fund loan of $500 million from Cap and Trade auction proceeds generated in fiscal years 2012-13 and 2013-14. The loan will be repaid with interest immediately when needed to meet the future needs of the GGR Fund.

Legal challenges to the authority of CARB to conduct auctions under the State’s cap and trade program allege the auction revenues are an unconstitutional tax under the California Constitution. See “Litigation—Action Challenging Cap and Trade Program Auctions.”

DEFERRED OBLIGATIONS

In addition to the bonds and other obligations described in the preceding paragraphs, as part of budget solutions in prior fiscal years the State engaged in budgetary actions which created pressures or repayment obligations upon the General Fund in future years. Over a number of years, the State adopted budget solutions for a fiscal year by deferring certain required payments (including Proposition 98 payments to schools, Medi-Cal reimbursements, state payrolls and payments to the State pension fund) from that fiscal year into the next year; ultimately these deferrals are being repeated year after year until paid. In addition, the General Fund is the ultimate source of repayment of deficit bonds (“ERBs”), and is obligated for certain legislatively-approved interfund borrowings, reimbursement of borrowings from state and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, settle-up payments for Proposition 98, payments to employees for compensated absences, costs for self insurance, and future payment of interest owed on borrowings from the federal government for unemployment insurance payments. (In some cases, the Legislature has the ability to modify, further extend the timing of or even cancel the repayment of some of these obligations.)

As part of the 2013 Budget Act, the State continues to pay down inter-year deferrals. By the end of fiscal year 2012-13, the total amount of budgetary borrowing and deferrals was projected to be $26.9 billion (reflecting a reduction of $7.3 billion during the fiscal year). The 2013 Budget Act includes further reductions in deferred obligations of about $2.58 billion in fiscal year 2013-14. The Administration projects that all but approximately $4.7 billion of this outstanding budgetary borrowing and deferrals would be repaid by the end of fiscal year 2016-17.

The interfund budgetary borrowings are scheduled to be repaid over a number of years. These longer-term budgetary borrowings from special funds do not include short-term interfund borrowings (also called “special fund borrowings”) for cash management purposes.

As of the 2013-14 Budget, in addition to the Proposition 98 budgetary deferrals and settle-up payments referred to above the General Fund is obligated to repay school and community college districts for past underfunding which is permitted under Proposition 98 (“maintenance factor”). The Department of Finance estimates that the total outstanding balance at the end of fiscal year 2012-13 for the Proposition 98 maintenance factor would be $6.6 billion. The outstanding balance at the end of fiscal year 2013-14 is projected to be $9.6 billion, reflecting a year-over-year increase in the Proposition 98 maintenance factor balance due to growth factors and the calculation of the Proposition 98 funding level in 2013-14. The Proposition 98 maintenance factor payments will be repaid pursuant to the constitutional repayment formula in future years when state revenues increase.

Despite eliminating the structural deficit in the last two budgets, the State continues to face major long-term challenges and must address the consequences of budget-balancing actions taken in the past. As part of the 2013-14 Budget projection, the Administration prepared a table showing $26.9 billion in “budgetary borrowing” or “deferred obligations” as of June 30, 2013, which consisted of budget solutions adopted over the prior decade which had the effect of pushing costs into the recent and future years. Approximately $7.3 billion of these borrowings were projected to have been repaid during fiscal year 2012-13. The projections are based on a variety of assumptions, including assumptions concerning economic conditions, and state revenues and expenditures. Actual conditions may differ materially from the assumptions, and there can be no assurances the projections will be achieved.

Deferrals represent actions taken to move required payments from one fiscal year into the next fiscal year for budgetary savings. (At the end of fiscal year 2012-13 remaining deferrals totaled about $9.6 billion.) These deferrals end up being repeated year after year to avoid having to make a double payment within a fiscal year until they are repaid, and such a double payment occurs. The deferred obligations are a portion of Proposition 98 payments to schools and community colleges, certain Medi-Cal reimbursements, one month’s state payroll, and the final quarterly payment to the State pension fund. Other budgetary borrowings are repayment of the ERBs which financed budget deficits from prior to fiscal year 2003-04, repayment of certain legislatively approved interfund borrowings, reimbursement of borrowings from state funds and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, and repayments to school and community college districts of amounts owed under Proposition 98 from recalculation of the guarantee after the end of a fiscal year.

The Administration projects that, under the 2013-14 Budget, the State’s budget in future years would carry annual operating surpluses (revenues exceeding expenditures). Additionally, a significant amount of the outstanding budgetary borrowing and deferrals would be repaid by the end of fiscal year 2016-17.

In some instances, such as the ERBs, the repayment mechanism over time is included in annual budgets. In other cases, such as the loans from special funds, the repayment mechanism remains within the discretion of the Legislature. It may be noted that the termination of the temporary additional personal income tax rates under Proposition 30 on December 31, 2018 will roughly coincide with the elimination of most of the Deferred Obligations. Furthermore, repayment of the ERBs by the end of fiscal year 2015-16 will coincide with the termination of the additional 1/4 cent sales tax enacted by Proposition 30. Assuming continued economic growth and responsible fiscal policies, the Administration believes the State will be able to maintain positive structural fiscal balances past the period of the Proposition 30 temporary taxes.

As stated above, the Department of Finance estimates that $7.3 billion of these Deferred Obligation were repaid during fiscal year 2012-13, based on the following estimated items:

•	$4.0 billion repayment of deferrals from schools and community colleges

•	$1.1 billion in scheduled repayment and prepayment of ERBs

•	$2.1 billion in scheduled repayment of Proposition 1A borrowing from local governments

•	$400 million in repayment of underfunding from Proposition 98

•	$200 million in repayment of unpaid costs to schools and local governments for state mandates

•	$100 million in repayment of deferred payments to CalPERS

•	Increase of deferrals of Medi-Cal costs of $300 million

•	Net increase in loans from special funds of $300 million, with repayments of $200 million offset by a new loan from the Greenhouse Gas Reduction Fund of $500 million

In addition to the budgetary borrowing, the State faces future obligations to employees for compensated absences, costs for self-insurance, and future payment of interest owed on borrowings from the federal government for unemployment insurance payments. Further, in addition to the Proposition 98 deferred payment and underfunding, there is another obligation owed under Proposition 98 which arises when under the terms of Proposition 98 there is an underfunding, such as a suspension of the guarantee, which is called a “maintenance factor.” The Department of Finance estimates that the total outstanding balance of Proposition 98 maintenance factor payments would be $6.6 billion at the end of fiscal year 2012-13. The outstanding balance projected at the end of fiscal year 2013-14 will be $9.6 billion, reflecting a year-over-year increase in the Proposition 98 maintenance factor balance due to growth factors and the calculation of the Proposition 98 funding level in fiscal year 2013-14. The Proposition 98 maintenance factor will be repaid pursuant to the constitutional repayment formula in future years when state revenue increases.

The two main retirement systems managed by state entities, CalPERS and CalSTRS, each have substantial unfunded liabilities. The State also has a substantial unfunded liability relating to state employee retirees’ post-employment health-care benefits.

2012 BUDGET ACT

The 2012 Budget Act

The 2012-13 Budget closed a projected budget gap of $15.7 billion over the two fiscal years 2011-12 and 2012-13, and projected a $948 million reserve by June 30, 2013, by enacting a total of $16.6 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions, and assuming passage of Proposition 30). (As of November 6, 2013, the ending reserve at June 30, 2013 is estimated at $254 million.) General Fund revenues and transfers for fiscal year 2012-13 were projected at $95.9 billion, an increase of $9.1 billion compared with fiscal year 2011-12. General Fund expenditures for fiscal year 2012-13 were projected at $91.3 billion, an increase of $4.3 billion compared to the prior year. General Fund spending outside of Proposition 98 was projected to decline by $1.5 billion, or 2.8 percent, excluding a required one-time repayment of $2.1 billion the State borrowed from local governments in 2009. In approving the 2012 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $129 million. The 2012 Budget Act also included special fund expenditures of $39.4 billion and bond fund expenditures of $11.7 billion.

As enacted, the 2012-13 Budget contained the major General Fund components and budget solutions described below.

Proposition 30—The Governor sponsored an initiative measure, Proposition 30, which was approved by the voters in the November 2012 election ballot. Proposition 30 placed into the State Constitution the current statutory provisions transferring 1.0625 percent of state sales taxes to local governments to fund the “realignment” program for many services including housing criminal offenders. The second part of this measure provides temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State sales tax rate, and specifies that the additional revenues will be placed in the Education Protection Account to support K-14 public schools and community colleges as part of the Proposition 98 guarantee.

Proposition 98—The Proposition 98 guarantee for fiscal year 2012-13 was estimated to be $53.6 billion, of which $36.8 billion was an obligation of the General Fund. This funding level assumed passage of Proposition 30, which increased Proposition 98 funding by $2.9 billion in fiscal year 2012-13. The balance came from local property taxes and redevelopment agency assets. For fiscal year 2012-13, the budget maintained level Proposition 98 programmatic funding for K-12 school districts, repaid $2.2 billion of deferred payments to schools and community colleges and funded the Quality Education Investment Act (“QEIA”) program within the Proposition 98 guarantee.

K-12 Education—A total of $38.9 billion for K-12 education programs was approved for fiscal year 2012-13, of which $37.8 billion was funded from the General Fund and the Education Protection Account fund. The remaining funds include special and bond funds.

Higher Education—Total state funding was $10.0 billion, including $9.4 billion from the General Fund, for all major segments of Higher Education. The remaining funds include special and bond funds.

Child Care—The 2012-13 Budget reflected total child care savings of $294.3 million in non Proposition 98, resulting in the elimination of 14,000 child care slots. The reductions consist of including center-based services within the State preschool program, making across the board reductions to provider contracts, and suspending statutory cost-of-living adjustments for non-CalWORKs programs.

Health and Human Services—Total funding was $45.5 billion including $26.7 billion from the General Fund, for Health and Human Services programs. The remaining funds include special and bond funds.

Prison Funding—Total funding was $8.9 billion from the General Fund for the California Department of Corrections and Rehabilitation.

Redevelopment Agencies—Chapter 5, Statutes of 2011 (“ABx1 26”), eliminated redevelopment agencies and replaced them with locally organized successor agencies tasked with retiring the former redevelopment agencies’ outstanding debts and other legal obligations. Redevelopment agencies controlled billions of dollars of property tax “increment” generated by new development within redevelopment areas. Elimination of redevelopment agencies provided additional property tax funding for education, by capturing the RDA tax increment over and above the amounts needed to service existing debts; this is expected to yield a General Fund savings by reducing the State’s General Fund contribution to Proposition 98. ABx1 26 also requires that former RDA cash and real property assets that are not otherwise encumbered or reserved for legally authorized purposes must be liquidated, and the resultant funds distributed to the affected taxing entities in the same manner as property tax revenues. Chapter 26, Statutes of 2012 (AB 1484) extended the deadline by which to complete the appropriate reviews of unencumbered cash assets for distribution to the affected taxing entities from July 2012 to October 2012. The 2012 Budget Act included a total of $3.155 billion from the elimination of redevelopment agencies as an offset to Proposition 98 costs. Of this amount, $1.676 billion is from property taxes which is to be distributed to local school districts (about $685 million of which is attributable to taxes from fiscal year 2011-12), and $1.479 billion is from distribution of excess RDA cash and liquidation of assets. A large number of lawsuits have been filed concerning the aftermath of the termination of redevelopment agencies.

Cap and Trade—In fiscal year 2012-13, the Air Resources Board began auctioning greenhouse gas (“GHG”) emission allowances as a market-based compliance mechanism authorized by the California Global Warming Solutions Act, Chapter 488, Statutes of 2006 (“AB 32”). The auctions generated proceeds to support existing and new efforts to address the causes of GHG emissions. The first allowance auction occurred in November 2012. The allowances were to trade on the open market. Proceeds from the Cap and Trade auctions were projected to be approximately $1 billion in fiscal year 2012-13, of which $500 million is budgeted to offset General Fund costs.

The 2012-13 Budget recognized the potential risk to the State’s fiscal condition if the new revenues contained in Proposition 30 were not implemented by including a “trigger” mechanism to provide certain automatic expenditure reductions. Since Proposition 30 was approved by the voters, the “trigger” mechanism was not implemented.

“Total funding” mentioned above consists of General Fund, special funds, and selected bond funds, and does not include other costs that are not considered costs to run state government, such as federal funds and reimbursements.

Fiscal Year 2012-13 Revised General Fund Estimates in the 2013-14 Budget

The 2013-14 Budget revised various estimates involving the General Fund beginning balance, revenues, and expenditures for fiscal year 2012-13. The 2013-14 Budget projected, based on the various assumptions and proposals it contained, a positive General Fund reserve balance of $254 million for fiscal year 2012-13, compared to the positive balance of $948 million estimated when the 2012-13 budget was enacted. This decrease of $0.7 billion in the General Fund reserve for fiscal year 2012-13 is based on the following (please note that totals may not add because of rounding and that these figures are preliminary estimates subject to adjustment alter receipt of additional information concerning revenues and expenditures for the year):

1.     Net gain related to activities prior to fiscal year 2012-13 of $1.2 billion. This change in the starting balance is primarily due to the following components:

•	$1.1 billion net increase in Personal Income Tax revenue from 2010-11 and prior fiscal years;

•	$0.2 billion decrease in Corporation Tax revenue from 2010-11 and prior fiscal years;

•	$0.3 billion decrease in fund balance due to various 2010-11 and prior fiscal year adjustments; and

•	$0.6 billion decrease in non-Proposition 98 expenditures in fiscal year 2011-12.

2.     General Fund revenues and transfers for fiscal year 2012-13 are projected at a revised $98.2 billion, which is $2.3 billion higher than the estimate of $95.9 billion when the 2012-13 Budget was enacted. The increase is based on the following major factors:

•	$3.6 billion increase in Personal Income Tax revenue;

•	$0.4 billion decrease in Sales and Use Tax revenue;

•	$1.0 billion decrease in Corporation Tax revenue; and

•	$0.1 billion net increase in various other revenues.

3.     General Fund expenditures for fiscal year 2012-13 are projected at $95.7 billion, an increase of $4.3 billion compared with the estimate of $91.3 billion when the 2012-13 Budget was enacted. The net increase in expenditures is mainly attributable to the following:

•

$3.7 billion increase in Proposition 98 expenditures (which includes a decrease of $1.1 billion in the estimate of RDA funds available to reduce General Fund Proposition 98 expenditures, and a natural increase in property tax revenues of $0.3 billion that applies towards meeting the Proposition 98 minimum guarantee, thus reducing General Fund costs); and

•	$0.7 billion increase in non-Proposition 98 expenditures, including a loss of $0.5 billion in budgeted savings for Cap and Trade, and a $0.4 billion increase in Medi-Cal due to unanticipated costs.

CASH MANAGEMENT

Cash Management Tools

General. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing (see “—Internal Borrowing”) and by issuing short-term notes in the capital markets (see “—External Borrowing”). External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. RANs have been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. The State also is authorized under certain circumstances to issue RAWs that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash management shortages in 1992, 1993, 1994, 2002 and 2003.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” consist of: (i) the setting apart of state revenues in support of the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) payment of the principal of and interest on general obligation bonds and general obligation commercial paper notes of the State as and when due; (iii) reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) payment of state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during the last several fiscal years and some of them are expected to be utilized in the current fiscal year:

•	The State Controller has delayed certain types of disbursements from the General Fund.

•	Legislation was enacted in each of the last several fiscal years increasing the State’s internal borrowing capability, and the State has increased the General Fund’s internal borrowings.

•	Legislation has been enacted deferring some of the State’s disbursements until later in the then-current fiscal year, when more cash receipts are expected.

•	The issuance of registered warrants (commonly referred to as “IOUs”) because of insufficient cash resources (last occurred in 2009).

Legislation was enacted in fiscal year 2011-12 to increase borrowable resources through creation of the State Agency Investment Fund (“SAIF”) to allow state entities whose monies are not required by law to be deposited in the Pooled Money Investment Account (“PMIA”), to make deposits of at least $500 million into this new borrowable fund within the PMIA. The California State University and University of California systems deposited a total of $1.7 billion into the SAIF on September 26, 2011, which remained on deposit until April 2013.

Legislation was enacted in the 2012-13 Budget to establish a Voluntary Investment Fund (the “VIP Fund”), similar to the SAIF, to allow for local governmental entities to make deposits of at least $200 million in the PMIA. The VIP Fund has not been used as of November 6, 2013, and it is not part of the State’s current cash management plans, but it could be utilized in the future if the State faces cash flow shortfalls.

Internal Borrowing. The General Fund is currently authorized by law to borrow for cash management purposes from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved by the Pooled Money Investment Board (“PMIB”). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. On February 3, 2012, the Governor signed SB 95 (Chapter 1, Statutes of 2012, “SB 95”), a statute which clarified that certain transportation funds and other funds were available for short-term cash management borrowing, which provided an estimated $865 million of additional capacity at certain times of the year. The State has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund. The PMIB has authorized the internal borrowing of up to $21.848 billion for the period ending September 30, 2013.

One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the BSA, a reserve fund established in 2004 by Proposition 58. However, during fiscal years 2008-09 to 2012-13, there were no funds available in the BSA and none will be available during fiscal year 2013-14. The State also may transfer funds into the General Fund from the State’s SFEU, which is not a Special Fund.

External Borrowing. As noted above, issuance of RANs is a normal part of the State’s annual cash management program. The State issued $10 billion of RANs on August 23, 2012 which were all repaid when due. The State issued $5.5 billion of RANs to assist in cash management for fiscal year 2013-14.

Payment Deferrals. From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year in order to more closely align the State’s revenues with its expenditures. This technique has been used several times in the last few fiscal years and is being used this fiscal year. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year.

In addition, state law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage.

Cash Management in Fiscal Year 2012-13

For the second consecutive year, the State entered the fiscal year in a stronger cash position than it had in some prior years. Timely enactment of the 2012 Budget Act allowed the State to carry out its regular cash management borrowing with RANs early in the year, and without the need for Interim RANs for the first time in three years. The State issued $10 billion of RANs on August 23, 2012.

The Legislature enacted a cash management bill which authorized deferral of certain payments during fiscal year 2012-13, including payments to K-12 schools (not to exceed $2.5 billion in the aggregate at any one time), reimbursements to the federal government for certain social service costs, payments to certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time), higher education payments, CalSTRS payment modifications and trial operations (not including payroll). The deferrals were made as planned in July and October of 2012. On November 21, 2012, the State Controller, State Treasurer and Director of Finance jointly determined that there would be sufficient cash in the General Fund to repay these deferrals one month early in December 2012. The officials subsequently determined that the March 2013 deferrals authorized by the cash management bill would not be necessary.

The State continued to benefit from $1.7 billion of additional internal borrowable resources in the SAIF until they were returned in late April 2013. The Legislature created a VIP Fund, described above, which could provide additional short-term cash management borrowing resources, but there are no current plans for use of this fund.

Cash Management in Fiscal Year 2013-14

The State’s cash management plan in fiscal year 2013-14 consists primarily of internal borrowing from special funds and issuance of revenue anticipation notes in the amount of $5.5 billion. In addition, pursuant to legislation enacted in the last fiscal year, within fiscal year 2013-14 a payment of $250 million to the California State University (“CSU”) and a payment of $500 million to the University of California are planned to be deferred. Such deferrals are at the discretion of the Director of Finance and shall be repaid in May or June of 2014. The CSU has agreed that in lieu of a payment deferral it will deposit a like amount into a fund in the State Treasury which can be borrowed by the General Fund.

State fiscal officers constantly monitor the State’s cash position and if it appears that cash resources may become inadequate (including the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques, including seeking additional legislation.

LITIGATION

The State is a party to numerous legal proceedings. The following describes litigation matters that are pending with service of process on the State accomplished and have been identified by the State as having a potentially significant fiscal impact upon the State’s revenues or expenditures. The State makes no representation regarding the likely outcome of these litigation matters.

The following description was developed by the State with the participation of the Office of the Attorney General and other state entities. The Office of the Attorney General does not represent the State, its subdivisions, departments, agencies and other units in all litigation matters, and accordingly there may be litigation matters of which the Office of the Attorney General is not aware. The State does not conduct a docket search of federal or state court litigation filings to identify pending litigation and no inquiry has been made into pending administrative proceedings. There may be litigation and administrative proceedings with potentially significant fiscal impacts that have not been described below.

Budget-Related Litigation

Actions Challenging Cap and Trade Program Auctions

In California Chamber of Commerce, et al. v. California Air Resources Board, (Sacramento County Superior Court, Case No. 34-2012-80001313), business interests and a taxpayer challenge the authority of the California Air Resources Board to conduct auctions under the State’s cap and trade program and allege that the auction revenues are an unconstitutional tax under the California Constitution. A second lawsuit raising substantially similar claims, Morning Star Packing Co., et al. v. California Air Resources Board (Sacramento County Superior Court, Case No. 34-2013-80001464), has been filed and consolidated with the Chamber of Commerce matter. Prior to a hearing on August 28, 2013, the trial court tentatively ruled for the Board on the authority claim but made no tentative ruling on the tax claim. A final ruling is expected within 90 days after the hearing.

Actions Challenging School Financing

In Robles-Wong, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-515768) and California Teachers Association (“CTA”) Complaint in Intervention, plaintiffs challenge the State’s “education finance system” as unconstitutional. Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and CTA, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. As of November 6, 2013, it was unknown what the fiscal impact of this matter might be upon the General Fund. In a related matter, Campaign for Quality Education, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-524770), plaintiffs also challenge the constitutionality of the State’s education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs’ right to equal protection. Plaintiffs in each of these matters elected not to amend, and both matters have been dismissed by the trial court. Plaintiffs in each matter have appealed (Court of Appeal, First Appellate District, Case Nos. A134423, A134424).

Plaintiff in California School Boards Association v. State of California (Alameda County Superior Court, Case No. RG-11-554698), has filed an amended complaint that challenges the use of block grant funding to pay for education mandates in the 2012 Budget Act and associated trailer bills. The amended complaint also contends that recent changes to the statutes that control how education mandates are directed and funded violate the requirements of the State Constitution that the State pay local school districts for the costs of state mandated programs. If the court declares that the State has failed to properly pay for mandated educational programs, the State will be limited in the manner in which it funds education going forward.

Actions Challenging Statutes Which Reformed California Redevelopment Law

In California Redevelopment Association, et al. v. Matosantos, et al. (California Supreme Court, Case No. S194861), the California Supreme Court upheld the validity of legislation (“ABx1 26”) dissolving all local redevelopment Agencies (“redevelopment agencies”) and invalidated a second law (“ABx1 27”) that would have permitted existing redevelopment agencies to convert themselves into a new form of RDA and continue to exist, although they would have to pay higher fees to school, fire and transit districts to do so.

A second case challenging the constitutionality of these statutes, City of Cerritos, et al. v. State of California (Sacramento County Superior Court, Case No. 34-2011-80000952) raises the same theories advanced in the California Supreme Court action, and also contains challenges based on claimed violations of the single subject rule and the contracts clause, the statutes being outside scope of the proclamation calling the Legislature into special session, and the failure to obtain a 2/3 vote to pass the statutes. On January 27, 2012, the trial court denied the petitioners’ motion for a preliminary injunction seeking to block implementation of ABx1 26. Plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C070484). Plaintiffs’ request to stay portions of ABx1 26 was denied by the appellate court.

There are over 100 pending actions that challenge implementation of the statutory process for winding down the affairs of the redevelopment agencies, asserting a variety of claims including constitutional claims. Some of the pending cases challenge AB 1484, which requires successor agencies to the former redevelopment agencies to remit by July 2012 certain property tax revenues for fiscal year 2011-12 that the successor agency had received, or face a penalty. Some cases challenge other provisions in ABx1 26 or AB 1484 that require successor agencies to remit various funds of former redevelopment agencies. One case, League of California Cities, et al. v. Matosantos, et al. (Sacramento County Superior Court, Case No. 34-2012-80001275), challenges the statutory mechanisms for the Department of Finance or the county auditor-controller to recover these disputed amounts. The trial court denied the petition for a writ in this matter but granted petitioners’ motion for reconsideration. Another matter asserting similar arguments was heard by the trial court on September 20, 2013, and the court has requested supplemental briefing. City of Bellflower, et al. v. Matosantos, et al. (Sacramento County Superior Court, Case No. 34-2012-80001269). Other cases challenge the implementation of ABx1 26, contending that various obligations incurred by the redevelopment agencies are enforceable obligations entitled to payment from tax revenues under ABx1 26. In Affordable Housing Coalition v. Sandoval (Sacramento County Superior Court, Case No. 34 2012-80001158), plaintiffs argue that all former redevelopment agencies had obligations to pay for affordable housing that should be funded going forward on an implied contracts theory. A motion for class action status in this matter was denied.

One case that challenges ABx1 26 was filed by plaintiffs who insured bonds issued by now-dissolved redevelopment agencies. In Syncora Guarantee Inc., et al. v. State of California, et al. (Sacramento County Superior Court, Case No. 34-2012-80001215), plaintiffs allege that ABx1 26 constitutes an impairment of contract and a taking of property without just compensation, in violation of both the U.S. and California Constitutions. The trial court had denied plaintiffs’ request for injunctive relief, including an order requiring the tax revenues remitted by the successor agencies to local taxing entities be returned and held in trust for the bondholders until the bonds are paid.

Actions Regarding Furlough of State Employees

In several cases, petitioners challenged Governor Schwarzenegger’s executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010. On July 28, 2010, Governor Schwarzenegger issued a new executive order requiring furloughs for three days per month beginning August 1, 2010, until a new 2010 Budget Act was adopted and the Director of the Department of Finance determined that the State had sufficient cash flow to pay for essential services.

On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor’s December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the 2008 budget revision. Professional Engineers in California Government (“PECG”), et al. v. Schwarzenegger, et al. (California Supreme Court, Case No. S183411).

Most of the remaining cases that challenge the two furlough orders issued in July 2009 and/or July 2010 have been dismissed or settled. As of November 6, 2013, the pending cases included the following:

Two cases pending in Alameda County Superior Court challenge the furloughs of certain categories of employees, such as those paid from funds other than the General Fund or who otherwise assert a claim not to be furloughed on a basis outside of the rationale of the California Supreme Court decision. These two cases are PECG v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG 10 494800) and California Association of Professional Scientists v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-530845). The trial court granted the petition in part, finding that two furlough days in March 2011, were unlawful for specified employees. The State appealed (California Court of Appeal, First Appellate District, Case No. A 136338).

In Horton v. Brown, et al. (Sacramento County Superior Court, Case No. 34-2012-00125438), plaintiff asserts a class action on behalf of all gubernatorial and certain other appointees. The complaint alleges that such appointees were exempt from civil service rules, and therefore should not have been furloughed. The trial court granted the State’s motion to strike certain claims and the appellate court rejected the plaintiff s appeal (Court of Appeal, Third District, Case No. C073117). Because the putative class is limited, any fiscal impact on the State’s General Fund is expected to be modest.

In PECG, et al. v. Brown et al. (Alameda County Superior Court, Case No. RG-13-673444) PECG challenges the implementation of the 2012 furlough program, for the period of July 1, 2012 through June 2013, alleging an unlawful impairment of contractual rights in the bargaining agreement.

In Vent v. Brown, et al. (Sacramento County Superior Court, Case No. 34-2013-80001576), an individual state employee challenges both Governor Schwarzenegger’s furlough order and the 2012 furlough program and seeks back pay for herself and other attorneys employed by the State.

Tax Cases

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et al. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495916); Gillette Company and Subsidiaries v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495911); Procter & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC 10 495912); Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496437); RB Holdings (USA), Inc. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496438); and Jones Apparel Group v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-499083), now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. Plaintiffs contend that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact (“Compact”) and therefore cannot be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million. The trial court ruled for the State in each of these matters, but, on appeal, the trial court judgment was reversed (California Court of Appeal, First Appellate District, Case No. A130803). In its decision issued in October 2012, the appellate court held that the Compact was valid and the State was bound by its provisions for the tax years at issue because the State had not withdrawn from the Compact. The court also held that in attempting to override the contractual terms of the Compact, section 25128 violated the constitutional protections against impairment of contract. The California Supreme Court granted the State’s petition for review (California Supreme Court Case No. S206587).

A pending case challenges the fee imposed by the State tax code upon limited liability companies (“LLCs”) registered in California, alleging that it discriminates against interstate commerce and violates the U.S. and California Constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. Plaintiff filed an amended complaint to allege that not all of its income is derived solely from sources in California, which would call into question the class plaintiff purports to represent. A second lawsuit that is virtually identical to Bakersfield Mall also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). The cases are coordinated for hearing in San Francisco as the Franchise Tax Board LLC Tax Refund Cases, Judicial Council Proceeding No. 4742. The coordination trial judge denied the plaintiffs’ joint motion for class certification. If this immediately appealable order is reversed and the cases proceed as class actions the claimed refunds could be significant (in excess of $500 million).

Lucent Technologies, Inc. v. State Board of Equalization (“Lucent I”) (Los Angeles County Superior Court, Case No. BC 402036), a tax refund case, involves the interpretation of certain statutory sales and use tax-exemptions relating to computer software and licenses to use computer software that are transferred pursuant to technology transfer agreements. A second case, Lucent Technologies, Inc. v. State Board of Equalization (“Lucent II”) (Los Angeles County Superior Court, Case No. BC 448715), involving the same issue but for different tax years than in the Lucent I matter, has been consolidated with the Lucent I case. In a similar case, Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 341568), the trial court ruled in favor of plaintiff and the ruling was affirmed on appeal (Court of Appeal, Second Appellate District, Case No. B213415, California Supreme Court, Case No. S 190946). The adverse ruling in the Nortel matter, unless limited in scope by a decision in the Lucent matters, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $300 million annually, on tax revenues. In the Lucent matters, the trial court granted plaintiffs’ motion for summary judgment and denied the Board of Equalization’s motion for summary judgment.

Two pending cases challenge the State‘s right to require interstate unitary businesses to report their income on a combined basis while allowing intrastate unitary businesses to report the income of each business entity on a separate basis. Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board (San Diego County Superior Court, Case No. 37-2001- 00100846-CU-MC-CTL and Court of Appeal, Fourth Appellate District, Case No. D064241) and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board (Fresno County Superior Court, Case No. 12 CE CG 03408) both challenge the constitutionality of Revenue and Taxation Code Section 25101.15, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis. The trial court in Harley Davidson sustained a demurrer on this issue without leave to amend; the issue is now pending on appeal. Trial in Abercrombie is set for June 6, 2014. Should Section 25101.15 be invalidated, a significant amount of otherwise apportionable income from multi-state unitary businesses would be removed from the State taxing power. At this time, it is unknown what the future fiscal impact a potential adverse ruling would actually have on corporation taxes (including potentially rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which currently pay the tax and how taxation on those companies would change as a result of an adverse ruling. However, the fiscal impact could be significant. The Harley Davidson case also raises the issue raised in the Gillette case regarding modification of the apportionment formula for multi-state businesses; resolution of this issue in Harley Davidson has been deferred to await the outcome of the issue in Gillette.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action titled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the inactive Leviathan Mine, is a responsible party through the Lahontan Regional Water Quality Control Board (“Regional Board”). The Atlantic Richfield Company (“ARCO”) is also a responsible party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site (“Site”) is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for natural resources damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the Site and the terms of a 1983 settlement agreement between the Regional Board and ARCO. The Regional Board purchased the Site to abate the pollution and has undertaken certain remedial actions (“Project”), but, as of November 6, 2013, the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has sued the State, the State Water Resources Control Board, and the Regional Board, seeking to recover past and future clean-up costs, based on the settlement agreement, the State’s ownership of the property, and the Regional Board’s allegedly defective Project. The October 2012 trial date for this matter was postponed until March 2014 to permit the parties to continue settlement negotiations. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC 380474). It is possible these matters if determined adversely to the State could result in potential liability in the hundreds of millions of dollars.

In Pacific Lumber Company, et al. v. State of California, et al. (Sacramento County Superior Court, Case No. 34-2009-00042016), plaintiffs’ seek damages against the State for an alleged breach of the Headwaters Agreement. The Headwaters Agreement, reached in 1996, involved the sale of certain timberlands by plaintiffs to federal and state agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. The State denies plaintiffs’ allegations. The current plaintiffs are successors in interest to the original plaintiffs, who filed a bankruptcy proceeding and have since dissolved. In that proceeding, the debtors claimed that the value of the litigation ranges from $626 million to $639 million in the event they could establish liability. As of November 6, 2013, it was unknown what the fiscal impact of this matter might be upon the General Fund. The trial court granted the State’s motion for summary judgment and plaintiffs appealed (Avidity Partners, LLC v. State of California, California Court of Appeal, Third Appellate District, Case No. C070255).

In Consolidated Suction Dredge Mining Cases (Karuk Tribe v. DFG) (Alameda, Siskiyou, and San Bernardino County Superior Courts), environmental and mining interests challenge the State’s regulation of suction dredge gold mining. After initially prohibiting such mining in the State except pursuant to a permit issued by the Department of Fish and Wildlife (formerly Fish and Game) under specified circumstances, the Legislature subsequently placed a moratorium on all suction dredging until certain conditions are met by the Department of Fish and Wildlife. The cases are coordinated for hearing in San Bernardino County Superior Court (Case No. JCPDS4720). One of these matters, The New 49 ‘ERS, Inc. et al. v. California Department of Fish and Game, claims that federal law preempts and prohibits state regulation of suction dredge mining on federal land. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken.

In City of Colton v. American Promotional Events, Inc., et al. (Los Angeles County Superior Court, Case No. BC 376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million. In a related action, Emhart Industries v. Regional Water Quality Control Board (Los Angeles County Superior Court, Case No. BC 472949), another defendant in an action involving liability for contaminated groundwater seeks indemnification from the State and the Regional Water Quality Control Board in an amount up to $300 million.

Escheated Property Claims

In Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH), plaintiffs claim that the State’s unclaimed property program violates the United States Constitution and various federal and state laws. They assert that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property. Although the case is styled as a class action, no class has been certified. Plaintiffs also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court ruled against plaintiffs in a related action, Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS). The Ninth Circuit affirmed and the United States Supreme Court denied review. Meanwhile, the Taylor plaintiffs amended their complaint to allege that the Controller applies the Unclaimed Property Law’s notice requirements in ways that violate state and federal law, and the district court granted the State’s motion to dismiss plaintiffs’ claims. Plaintiffs appealed this ruling to the Ninth Circuit.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by the California Department of Corrections and Rehabilitation (“CDCR”) of a body-imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal was dismissed (Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if CDCR decides to use similar technology in the future. Plaintiffs have filed another appeal. (California Court of Appeal, Second Appellate District, Case Nos. B248565, B250198.) If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys’ fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State has indicated that it will vigorously pursue its appeal of this unprecedented award.

Action Regarding Special Education

Plaintiffs in Morgan Hill Concerned Parents Assoc. v. California Department of Education (United States District Court, Eastern District of California, No. 2:11-cv-3471-KJM), challenge the oversight and Operation by the California Department of Education (“CDE”) of the federal Individuals with Disabilities Education Act (“IDEA”). The complaint alleges that CDE, as the designated State Education Agency (“SEA”), has failed to monitor, investigate, and enforce the IDEA statewide. Under the IDEA, local school districts are the Local Educational Agencies (“LEA”) responsible for delivering special education directly to eligible students. The complaint seeks injunctive and declaratory relief, and asks the court to retain jurisdiction to monitor the operation of the IDEA by the State.

Actions Regarding Medi-Cal Reimbursements and Fees

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services, et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee (“QAF”) charged to skilled nursing facilities that was enacted in 2004, alleging violations of the federal and State constitutions and State law. Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program. Plaintiffs seek a refund of fees paid. On March 25, 2011, the trial court ruled that the QAF is properly characterized as a “tax” rather than a “fee.” Trial then proceeded on plaintiffs’ claims for refund of QAF amounts paid as an allegedly illegal and improperly collected tax. The QAF amounts collected from all providers through November 6, 2013 totaled nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could negatively affect the State’s receipt of federal funds. The trial court ruled for the State, finding that the QAF is constitutionally valid. Plaintiffs appealed (California Court of Appeal, Third Appellate District, Case No. C070361).

A series of federal court cases challenging State legislation requiring reductions in Medi-Cal reimbursements (under AB 5 and AB 1183) were argued before the United States Supreme Court in 2011 and remanded to the Ninth Circuit Court of Appeal, where, as of November 6, 2013, they remain in mediation. Independent Living Center of Southern California, et al. v. Shewry, et al. (U.S. District Court, Central District, Case No. CV 08-3315 CAS (MANx)) (AB 5 reductions for various Medi-Cal services); California Pharmacists Association, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-0722) (AB 1183 reductions for doctors, hospitals, pharmacists, and other providers); and Independent Living Center of Southern California, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09- 00382) (AB 1183

reductions for prescription drugs). The district court enjoined certain of the reductions and the Ninth Circuit affirmed. (U.S. Court of Appeals, Ninth Circuit, Case No. 08- 56422.) After the United States Supreme Court heard argument but before it decided the cases, DHCS reached an agreement with the federal government under which DHCS withdrew most of its pending requests for approvals of the reductions (referred to as State Plan Amendments (“SPAs”)) for the period in which the reductions had been enjoined and received approval for the SPAs for the periods for which reductions had not been enjoined. The United States Supreme Court (United States Supreme Court, Case No. 09-958) vacated the judgment and remanded the matters to the Ninth Circuit for further review in light of the federal government’s intervening action approving the State’s plan to implement the rate reductions. As of November 6, 2013, the parties were mediating their remaining claims regarding the reductions.

In California Medical Association, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BC 390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions that were to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, State laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal, which was dismissed at their request. (California Court of Appeal, Second Appellate District, Case No. B210440.) Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living Center case, discussed above, after final disposition of that case. The matter is stayed pending final resolution in the Independent Living Center matter. A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-08200), Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the use by DHCS of reduced published average wholesale price data to establish reimbursement rates, and challenging the Legislature’s amendment of Welfare and Institutions Code section 14105.45 and enactment of Welfare and Institutions Code section 14105.455. Plaintiffs seek injunctive relief based on alleged violations of federal law. The district court granted a request for a preliminary injunction in part, with respect to sections 14104.45 and 14105.455, and denied it in part, with respect to the use of reduced published average wholesale price data to establish reimbursement rates. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit Court of Appeals. Proceedings in the Ninth Circuit and the district court were stayed pending the outcome of review by the United States Supreme Court, in the Independent Living Center case, discussed above. The Ninth Circuit has lifted the stay. The parties have requested mediation. As of November 6, 2013, it was unknown what fiscal impact this case would have on the State’s General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. The trial court granted the petition of the plaintiffs and ordered DHCS to conduct an annual review of reimbursement rates for physicians and dentists pursuant to Welfare and Institutions Code section 14079. A final decision in this matter adverse to the State could result in costs to the General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV 10-04182), emergency medical transportation companies challenge California regulations that set Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief under the Supremacy Clause, the Takings Clause, the Due Process Clause, and 42 U.S.C. §1983. The case had been stayed pending the decision of the Ninth Circuit in other rate cases but the court granted plaintiffs’ unopposed motion to lift the stay and file a first amended complaint. As of November 6, 2013, it was unknown what fiscal impact this case would have on the State’s General Fund.

In California Hospital Association v. Maxwell-Jolly, et al. (Sacramento County Superior Court, Case No. 34-2010-80000673), plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. As of November 6, 2013, this matter was stayed. As of November 6, 2013, it was unknown what fiscal impact this matter might have on the State’s General Fund.

Medicaid providers and beneficiaries filed four law suits against both the State and the federal government, seeking to enjoin a set of rate reductions (the AB 97 reductions) that were approved by the federal government in October 2011 with an effective date of June 1, 2011. Managed Pharmacy Care, et al., v. Sebelius (U.S. District Court, Central District, Case No. 2:11-cv-09211-CAS(MANx)); California Medical Assoc., et al., v. Douglas (U.S. District Court, Central District, Case, No. 2:11-cv-09688-CAS (MANx)); California Medical Transportation Assoc. Inc., v. Douglas (U.S. District Court, Central District, Case No. 2:11-cv-09830-CAS (MANx)); California Hospital Association, et al., v. Douglas (U.S. District Court, Central District, Case No. CV-11-09078 CAS (MRWx)). The Medicaid rates at issue in the four cases include pharmacy service and prescription drugs; services provided by skilled nursing facilities that are distinct part units within a hospital; non-emergency medical transportation services; physician services; dental services; durable medical equipment; and emergency ambulance services. The district court entered a series of preliminary injunctions to prevent the rate reductions from taking effect. Both the federal and state government (DHCS) appealed to the Ninth Circuit Court of Appeals. The Ninth Circuit reversed the district court, vacated the preliminary injunctions, and remanded the case. The Ninth Circuit denied plaintiffs’ petitions for rehearing and request for a stay. The United States Supreme Court has also denied plaintiffs’ requests for a stay. Plaintiffs filed two petitions for certiorari in the United States Supreme Court challenging the Ninth Circuit’s decision.

Prison Health-Care Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care, mental health care and dental health care. There are two significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; and Coleman v. Brown (U.S. District Court, Eastern District, Case No. CIV 5-90-0520 LKK JFM P) is a class action regarding mental health care. A third case, Armstrong v. Brown (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representative appointed by the Armstrong court, meet routinely to coordinate efforts in these cases. As of November 6, 2013, ongoing costs of remedial activities had been incorporated into the State’s budget process. However, as of that date, it was unknown what future financial impact this litigation may have on the State’s General Fund.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs’ motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years. The State filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the United States Supreme Court. The United States Supreme Court affirmed the prisoner release order.

On January 7, 2013, the State moved to terminate the Coleman matter arguing that the prison mental health-care system is constitutional. The district court denied the State’s motion and the State appealed to the Ninth Circuit. In January 2013, the State also moved to vacate the three-judge panel’s prisoner-release order arguing that further population reductions are unnecessary in order for the State to provide appropriate health care to the prison population. The three-judge panel denied the State’s motion and ordered the State to meet the court-ordered reduction by December 31, 2013. The State requested a stay of the order, which was denied by the

United States Supreme Court. The State’s request for review of the court-ordered reduction was also denied by the United States Supreme Court. Based on enactment of SB 105, which appropriated $315 million for a mix of increased prison capacity and Jong-term reforms to control prison crowding, the State asked the three-judge panel for a three-year extension of the deadline for compliance with the population cap. On September 24, 2013, the panel granted a one-month extension to allow the parties to meet and confer in a confidential mediation process, and on October 21, 2013, the panel granted an additional one-month extension to allow the parties to continue to meet and confer. As of November 6, 2013, the parties were required to report on that process by November 18, 2013.

Actions Regarding Proposed Sale of State-Owned Properties

Two taxpayers filed a lawsuit seeking to enjoin the sale of state-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of state law. Epstein, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case. No. CGC-10- 505436). Plaintiffs’ request for a preliminary injunction was denied. In a second action filed after the State decided not to proceed with the sale, and now coordinated with the Epstein matter, the prospective purchaser seeks to compel the State to proceed with the sale of the State-owned properties, or alternatively, for damages for breach of contract. California First, LP v. California Department of General Services, et al. (Los Angeles County Superior Court, Case No. BC457070). The trial court denied the State’s motion for judgment on the pleadings, in which the State asserted that the plaintiff should not be permitted to pursue claims for damages.

High-Speed Rail Litigation

In Tos, et al. v. California High-Speed Rail Authority, et al. (Sacramento County Superior Court, Case No. 34-2011-00113919), petitioners claim that the Authority has not complied with the State high-speed rail bond act in approving plans for the high-speed rail system. In Tos, the trial court ruled that the Authority’s plan for funding the high-speed rail project did not comply with certain requirements in the bond act, and scheduled further briefing and a hearing regarding the appropriate remedy, if any. In High-Speed Rad Authority, et al. v. All Persons Interested, etc. (Sacramento County Superior Court, Case No. 34-2013-00140689), the Authority is seeking to validate issuance of the bonds authorized under the bond act for the high-speed rail system. A hearing was held in the validation proceeding on September 27, 2013, and the matter was taken under submission by the trial court. In the event of a ruling adverse to the State in these pending matters that delays or prevents issuance of the bonds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project. As of November 6, 2013, the potential amount of any such reimbursement could not be determined.

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ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

CONNECTICUT MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Connecticut (“Connecticut” or the “State”). The sources of payment for Connecticut municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Connecticut and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in the State’s Annual Information Statement (dated February 28, 2013 and supplemented in part as of October 4, 2013), included in the official statement relating to the State’s most recent debt offering. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Connecticut issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

STATE ECONOMY

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. Connecticut is located on the northeast coast and is the southernmost of the New England States. It is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. More than one-quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period 1940 to 1970, and slowed substantially during the past four decades. The State has extensive transportation and utility services to support its economy.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation on a per capita basis, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004. Since then, Connecticut’s annual growth in gross state product has frequently performed better than the New England region, but mostly slower than the Nation. Connecticut’s nonagricultural employment reached a high in March of 2008 with 1,712,700 persons employed, but began declining with the onset of the recession, falling to 1,625,400 jobs by November 2012.

Economic Resources

Connecticut is dependent upon oil, including imported oil, for a portion of its energy requirements. This dependence is greatest in the transportation sector. Connecticut also relies on heating oils in both the residential and commercial sectors, and is reliant on residual oils and diesel fuels for the production of electricity. This petroleum dependence can cause Connecticut to be particularly affected by developments in the oil commodity markets. Events that affect the international or domestic production of oil, the domestic and international refining capabilities, or the transportation of petroleum products within the United States or into the New England region can affect Connecticut’s local oil markets.

Economic Performance

Personal Income. Connecticut has a high level of personal income. Historically, the State’s average per capita income has been among the highest in the nation. The high per capita income is due to the State’s concentration of relatively high paying manufacturing jobs along with a higher portion of residents working in the non-manufacturing sector in such areas as finance, insurance, and real estate, as well as educational services. A concentration of major corporate headquarters located within the State also contributes to the high level of income.

Gross State Product. The State’s and the region’s economic vitality are evidenced in the rate of growth of their respective Gross State Products, The State’s Gross State Product is the current market value of all final goods and services produced by labor and property located within the State. In 2011, the State produced $230.1 billion worth of goods and services and $201.4 billion worth of goods and services in 2005 chained dollars. In 2011 Connecticut’s production was concentrated in three areas: finance, insurance and real estate; services; and manufacturing. Production in these three industries accounted for 70.6% of total production in Connecticut compared to 68.9% in 2004 and 60.2% for the nation in 2011. Connecticut’s economy is more heavily concentrated in a few industries than the nation as a whole, and this concentration has changed little in recent years.

The output contribution of manufacturing, however, has been declining over time as the contributions of finance, insurance and real estate and services have been increasing. The share of production from the manufacturing sector decreased from 12.6% in 2004 to 10.9% in 2011 caused by increased competition with foreign countries and other states. The broadly defined services in the private sector, which excludes industries in agriculture and construction, wholesale and retail trades, but includes industries in information; professional and technical services; health care and education; finance, insurance and real estate; and other services, have increased slightly to 63.7% of the total GSP in 2011 from 60.2% in 2004. The broadly defined services in the private sector increased by 29.0% from 2004 to 2011 compared to 24.4% for the public sector during the comparable period. A stable service sector may help smooth the business cycle, reducing the span and depth of recessions and prolonging the length of expansions. Normally, activities in service sectors relative to manufacturing are less susceptible to pent-up demand, less subject to inventory-induced swings, less intensive in capital requirements, and somewhat less vulnerable to foreign competition. Therefore, this shift to the service sectors may serve to smooth output fluctuations.

Manufacturing

The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to Connecticut. Based on the level of personal income derived from this sector, Connecticut ranked nineteenth in the nation for its dependency on manufacturing wages in fiscal year 2012. Manufacturing has traditionally been of prime economic importance to Connecticut but has continued to trend down during the last decade. This downward movement in manufacturing employment levels is also reflected in the New England region and the nation. The transformation in the State’s manufacturing base confirms that the State’s employment share in the manufacturing sector is converging to the national average. Thus, Connecticut has been successful in diversifying itself away from dependence on just one type of industry. In calendar year 2011 approximately 10.2% of the State’s workforce, versus 8.9% for the nation, was employed in the manufacturing sector, down from roughly 50% in the early 1950s.

Connecticut has a diverse manufacturing sector, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry. The State is also a leading producer of military and civilian helicopters. Employment in the transportation equipment sector is followed by fabricated metals, computer and electronics, and machinery for the total number employed in 2011.

During the ten-year period from 2002 to 2012, Connecticut’s manufacturing employment was at its highest in 2002 at 211,100 workers. Since that year, employment in manufacturing continued on a downward trend. A number of factors, such as heightened foreign competition, outsourcing to offshore locations, and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in Connecticut continued to decline to a recent low of 165,700 in 2010. The total number of manufacturing jobs dropped 44,700, or 21.2%, from its decade high in 2002.

Exports. In Connecticut, the export sector of manufacturing has assumed an important role in overall economic growth. According to figures published by the United States Department of Commerce, which were adjusted and enhanced by the University of Massachusetts (MISER), exports of manufacturing products registered at $16.2 billion in 2011, accounting for 7.0% of Gross State Product. From 2007 to 2011, the State’s export of goods grew at an average compound annual rate of 4.1% versus 1.0% for the Gross State Product.

Defense Industry. One important component of the manufacturing sector in Connecticut is the defense industry. Approximately one quarter of the State’s manufacturing employees are employed in defense related business. Nonetheless, this sector’s significance in the State’s economy has declined considerably since the early 1980s. Connecticut had witnessed a marked reduction in the amount of federal spending earmarked for defense related industries in the State; however, these amounts have been climbing most years since federal fiscal year 2000-2001. In federal fiscal year 2011 Connecticut received $12.3 billion of prime contract awards. These total awards accounted for 3.7% of national total awards and ranked eighth in total defense dollars awarded and third in per capita dollars awarded among the 50 states. In fiscal year 2011, Connecticut had $3,437 in per capita defense awards, compared to the national average of $1,055. As measured by a three year moving average of defense contract awards as a percent of Gross State Product, awards to Connecticut-based firms were 5.1% of Gross State Product in fiscal year 2011, down from 5.4% of Gross State Product in fiscal year 2009-2010.

Non-manufacturing. The non-manufacturing sector is comprised of industries that primarily provide services. Services differ significantly from manufactured goods in that the output is generally intangible, it is produced and consumed concurrently, and it cannot be inventoried. Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services more stable. An economy will therefore generally become more stable as it becomes more service oriented. Over the past several decades the non-manufacturing sector of the State’s economy has risen in economic importance, from just over 50.0% of total State employment in 1950 to approximately 89.8% by 2011. This trend has diluted the State’s dependence on manufacturing. From 2002 to 2011, Connecticut had a total loss of 41,300 jobs in nonagricultural employment. Between 2002 and 2011, total non-manufacturing jobs increased by 3,500, while manufacturing jobs declined by 44,700.

Services, retail and wholesale trade, state and local government, as well as finance, insurance, and real estate, collectively comprise approximately 89.8% of the State’s employment in the non-manufacturing sector. Between 2002 and 2011, employment in the service industry expanded by 59,200 workers driving an increase of 3,500 non-manufacturing jobs, amid a time when all other non-manufacturing jobs registered a decrease in jobs. Without the service sector, total non-manufacturing employment would have declined by 55,800 jobs.

Retail Trade. Personal spending on goods and services generally accounts for over two-thirds of the Gross Domestic Product. Approximately half of personal spending is generally done through retail stores. At the State level, retail trade therefore constitutes approximately one-third of the State’s economic activity, measured by Gross State Product. During the last decade, variations in retail trade closely matched variations in Gross State Product growth, making retail trade an important barometer of economic health.

Connecticut retail trade in fiscal year 2012 totaled $53.2 billion, an increase of 7.6% from fiscal year 2011. Sales in the durable goods category, which were severely impacted during the recession, registered three consecutive yearly declines before beginning to recover in fiscal year 2010 and accelerated further in fiscal year 2011. Durable goods are mostly big ticket items such as appliances, furnishings, and automobiles.

Unemployment Rates. After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the Nation, experienced an economic slowdown during the recession of the early 2000s. The unemployment rate in the State reached its low of 2.3% in 2000, compared to New England’s average of 2.8% and the national average of 4.0%. After climbing to 5.5% in 2003, Connecticut’s unemployment rate declined to 4.4% by 2006, but climbed during the recession that began in 2008 to 9.1% in 2010. During the subsequent weak economic recovery, Connecticut’s average unemployment rate fell to 7.9% for the first six months of 2012 compared to the New England average of 7.0% and the national average of 8.2% for the same period.

FISCAL AND ECONOMIC CONDITIONS

Budget for Fiscal Years 2012 and 2013

On May 3, 2011, the General Assembly passed Public Act No. 11-6, An Act Concerning The Budget For The Biennium Ending June 30, 2013. The Governor signed the bill into law on May 4, 2011. This act made general fund appropriations of $18,350.3 million in fiscal year 2012 and $18,781.8 million in fiscal year 2013. The budget was projected to result in a surplus of $369.3 million in fiscal year 2012 and $634.8 million in fiscal year 2013. The budget included anticipated savings of $1.0 billion annually from state employee concessions.

Numerous revenue enhancements were included in Public Act No. 11-6, including increasing the number of tax brackets for the personal income tax with a maximum rate of 6.7%. The sales tax was raised from 6.0% to 6.35% and numerous exemptions were eliminated including the previous exemption for clothing and footwear under $50. A 20% surcharge was imposed on the corporation tax for income years 2012 and 2013. Other miscellaneous taxes were increased as well including the tax on cigarettes and alcoholic beverages. Additional revenue of $1.5 billion is estimated from these tax increases in fiscal year 2012 and $1.3 billion in fiscal year 2013. An expanded health provider tax was also implemented which, when combined with the additional reimbursements from the federal government, were estimated to total over $600 million annually.

The adopted budget was $1.0 million below the spending cap in fiscal year 2012 and $278.4 million below in fiscal year 2013. After the passage of budget implementers and other acts, the final adopted budget had a projected surplus of $80.9 million in fiscal year 2012 and $488.5 million in fiscal year 2013.

While the biennial budget included anticipated savings of $1.0 billion annually from State employee concessions, the State initially failed to achieve an agreement with State employees for sufficient State employee concessions. Without an agreement, the Governor called for a special legislative session which was held on June 30, 2011 for purposes of addressing the unattained labor related savings in the adopted fiscal year 2012-2013 biennial budget. The General Assembly passed and the Governor signed into law Public Act No. 11-1, which provided the Governor with enhanced rescission authority through September 30, 2011, and allotment holdback authority to effectuate savings in the budget equivalent to the unattained labor related savings. The act required the Governor to submit a plan, which he did, by July 15, 2011 to the General Assembly detailing these revised savings. On August 18, 2011, the Governor reached an agreement with the state employee unions that achieved the requisite number of votes and the number of bargaining groups required to ratify the agreement with the administration. Pursuant to Public Act No. 11-1 the agreement was deemed approved as of August 22, 2011. The estimated savings resulting from the agreement and the additional savings recommended by the Governor were estimated to result in a balanced budget for the fiscal year 2012-2013 biennial budget.

A special session of the General Assembly was held on October 26, 2011 for purposes of promoting economic development and job creation in the State. The General Assembly passed, and the Governor signed into law, two pieces of legislation toward achieving those goals. Public Act No. 11-1 of the October 20, 2011 Special Session, An Act Promoting Economic Growth And Job Creation In the State, authorized an additional $231 million in general obligation bonds for fiscal year 2012, $345 million for fiscal year 2013, and $25 million each year in fiscal years 2014, 2015 and 2016. It also authorized $50 million for additional special tax obligation bonds for the Fix-it-first Bridges program in fiscal year 2012. The act modified certain tax credits offered by the State that are expected to result in a revenue loss of $8.5 million in fiscal year 2012 and $40.3 million in fiscal year 2013. Public Act No. 11-2, An Act Establishing The Connecticut Bioscience Collaboration Program, authorized $290.7 million in general obligation bonds in varying amounts from fiscal year 2012 through fiscal year 2021 for purposes of establishing a research facility in Farmington in proximity to the University of Connecticut’s Health Center.

Fiscal Year 2012 Operations

Pursuant to the Comptroller’s audited budgetary based financial report provided on December 31, 2012, as of June 30, 2012, General Fund revenues were $18,561.6 million, General Fund expenditures and net miscellaneous adjustments were $18,705.1 million and the General Fund deficit for fiscal year 2012 was $143.5 million.

Fiscal Year 2013 Midterm Budget Adjustments

Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report shall include any recommendations for adjustments and revisions to the enacted budget. On February 8, 2012 the Governor submitted a status report to the General Assembly including detailed projections of expenditures and revenues and proposed midterm budget adjustments for fiscal year 2013.

The General Assembly passed, and the Governor signed into law, Public Act No. 12-104 and Public Act No. 12-1 of the June Special Session which made mid-term budget revisions for fiscal year 2013. Based upon the then most recent consensus revenue estimate issued on April 30, 2012 by the Office of Policy and Management and the General Assembly’s Office of Fiscal Analysis, revenues were anticipated to be $19,143.2 million, expenditures were anticipated to be $19,140.1 million, and the revised budget was estimated to result in a General Fund surplus of $3.1 million for fiscal year 2013 and would be $142.3 million below the expenditure cap.

The revised fiscal year 2013 budget included policy changes that were projected to result in $75.4 million in additional revenue above the consensus revenue forecast. The more significant changes included: (i) a $70.1 million reduction in the General Fund transfer to the Transportation Fund for fiscal year 2013, (ii) a $26.0 million reduction in expected federal revenue collections due primarily to expenditure changes made to federally reimbursable programs, and (iii) $5.2 million in additional revenue due to the expansion of alcoholic beverage sales to Sunday and certain holidays. The revised budget included additional appropriations of $187.5 million compared to the originally adopted budget for fiscal year 2013. The more significant changes included: (i) a $93.8 million increase to local education funding, the largest component of which is a $50 million increase to the Education Cost Sharing formula, and (ii) an $85.3 million increase to the State Employees Retirement System.

The revised fiscal year 2013 budget included an increase of $601.3 million in general obligation bond authorizations to take effect in fiscal year 2013. The adjustments emphasized investments in State facilities, housing, and education. The General Assembly passed legislation which was signed by the Governor necessary to implement certain aspects of the revised budget at a special session held on June 12, 2012.

Fiscal Year 2013 Operations

Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on October 19, 2012, November 20, 2012, December 20, 2012 and January 18, 2013 for the General Fund for fiscal year 2013, as of the periods ending September 30, 2012, October 31, 2012, November 30, 2012 and December 31, 2012, respectively, under a budgetary basis, the General Fund was estimated to have a deficit of $60.1 million, $365.0 million, $252.0 million and $64.4 million respectively. In the monthly estimates provided by the Office of Policy and Management on February 20, 2013 for the General Fund for fiscal year 2013, as of the period ending January 31, 2013, General Fund revenues were estimated at $18,979.5 million, General Fund expenditures and adjustments (including net appropriations continued and estimated lapses) were estimated at $19,035.2 million and the General Fund for fiscal year 2013 was estimated to have a deficit of $55.7 million under a budgetary basis and $103.2 million under a Generally Accepted Accounting Principle (“GAAP”) basis. The GAAP basis deficit reflected the additional GAAP deficit for fiscal year 2013 and does not reflect the total accumulated unreserved fund balance. The Office of Policy and Management indicated that their estimate did not reflect the impact of the federal sequestration scheduled for March 1, 2013, which would result in reductions to federal spending and defense and nondefense programs resulting in little immediate State budgetary impact, but which could have a significant effect on revenues going forward. As of February 28, 2013, the next monthly report of the Office of Policy and Management was expected on March 20, 2013.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In the monthly report of the Comptroller dated November 1, 2012, December 3, 2012, and January 2, 2013 for the General Fund for fiscal year 2013 as of the periods ending September 30, 2012, October 31, 2012 and November 30, 2012, respectively, under a budgetary basis, the General Fund was expected to have a deficit of $60.1 million, $415 million, and $40.0 million, respectively. In the monthly report of the Comptroller dated February 1, 2013 for fiscal year 2013 as of the period ending December 31, 2012, the Comptroller projected a General Fund deficit of $140.0 million on a budgetary basis. In accordance with Public Act No. 11-48, if a General Fund surplus develops during fiscal year 2013, up to $50 million will be applied to the GAAP deficit with any remaining balance used toward the payment of a portion of the State’s outstanding Economic Recovery Notes (Series 2009). As of February 28, 2013, the next monthly report of the Comptroller was expected on March 1, 2013 for the period ending January 31, 2013

On January 25, 2013, the Office of Fiscal Analysis projected a deficit in the General Fund of $138.6 million for fiscal year 2013 on a budgetary basis. The report indicated that the figures did not include the setting aside of funds for GAAP, since State law required this reserve only if an available surplus existed.

Pursuant to the Comptroller’s unaudited preliminary financial results dated September 2, 2013, the Comptroller estimated the General Fund revenues for fiscal year 2013 were $19,405.9 million, General Fund expenditures and miscellaneous adjustments (including net appropriations continued and estimated lapses) were $19,007.1 million and the General Fund balance for fiscal year 2013 was estimated to have a surplus of $398.8 million under a budgetary basis. Of the surplus total, pursuant to Public Act No. 13-184, $220.8 million has been reserved for future fiscal year activity and $178.0 million has been reserved for a statutory transfer to the Budget Reserve Fund bringing the Budget Reserve Fund balance to $271.5 million. This is not expected to leave an unappropriated surplus for fiscal year 2013. These transfers will not affect the accumulated GAAP deficit.

The above projections are only estimates and no assurances can be given that future events will materialize as estimated, or that subsequent estimates or adjustments by the Office of Policy and Management, the Comptroller or other State agencies will not reflect changes in the estimated or final result of fiscal year 2013 operations of the General Fund. In addition, adjustments or audit or actions of the State may also result in changes in the final result of fiscal year 2013 operations of the General Fund.

Consensus Revenue Estimates. On November 9, 2012, the Office of Policy and Management and the General Assembly’s Office of Fiscal Analysis issued their consensus revenue estimates covering fiscal years ending June 30 of 2013, 2014, 2015 and 2016. The General Fund revenue estimates for fiscal years ending June 30 of 2013, 2014, 2015 and 2016 were $19,015.1 million, $19,723.6 million, $21,032.3 million and $22,136.6 million, respectively. These consensus revenue estimates were used as the revenue basis for the fiscal accountability reports of the Office of Policy and Management and the General Assembly’s Office of Fiscal Analysis issued on November 15, 2012, which estimated the General Fund’s ending balance for each of the four fiscal years ending June 30, 2016 based on current services and other assumptions. On January 15, 2013, the Office of Policy and Management and the General Assembly’s Office of Fiscal Analysis issued a consensus revision of their previous consensus revenue estimates. The revised General Fund revenue estimates for fiscal years ending June 30 of 2013, 2014, 2015 and 2016 were $18,979.5 million, $19,655.3 million, $20,773.6 million and $21,690.7 million, respectively. These represent reductions from the previous estimates of $35.6 million, $68.3 million, $258.7 million, and $445.9 million, respectively. The projections in the consensus revenue estimates and the fiscal accountability report are only estimates and no assurance can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audits or State actions will not result in changes to the final results for the fiscal years reported.

Pursuant to Section 2-36c of the Connecticut General Statutes, the Office of Policy and Management and the legislature’s Office of Fiscal Analysis issued on April 30, 2013, a consensus revision of their previous estimate of the revenue estimates for the current fiscal year and the next three ensuing fiscal years. As of October 4, 2013, the General Fund revenue estimates for fiscal years ending June 30 of 2013, 2014, 2015 and 2016 were $19,220.1 million, $19,396.5 million, $20,544.2 million and $21,452.3 million, respectively. These estimates represent an increase of $240.6 million in Fiscal Year 2013 from the previous estimates issued on January 15, 2013 and a reduction of $254.8 million, $229.4 million and $238.4 million in Fiscal Years 2014, 2015 and 2016, respectively, from the previous estimates issued on January 15, 2013. The projections in the consensus revenue estimates are only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or actions of the General Assembly will not indicate changes in the final results of the fiscal years reported.

Fiscal Accountability Report. The Secretary of the Office of Policy and Management and the director of the legislative Office of Fiscal Analysis, on November 15, 2012, each submitted a fiscal accountability report for the 2013 fiscal year and the next ensuing three fiscal years. The Office of Fiscal Analysis projected, on a budgetary basis, a General Fund deficit of $320.7 for fiscal year ending June 30, 2013, and General Fund deficits for fiscal years ending June 30 of 2014, 2015 and 2016 of $1,138.1 million, $1,016.4 million, and $934.1 million, respectively. The Office of Policy and Management in its report projected, on a budgetary basis, a General Fund deficit of $365.0 million for fiscal year ending June 30, 201, and General Fund deficits for fiscal years ending June 30 of 2014, 2015, and 2016 of $1,080.0 million, $858.6 million, and $807.1 million respectively. The projections in each report were based on current services and certain other assumptions. The Office of Policy and Management projected these current services estimates to exceed the State’s expenditure cap by $1,242.0 million, $1,814.8 million and $2,238.1 million in fiscal years ending June 30 of 2014, 2015, and 2016, respectively. The Office of Fiscal Analysis similarly projected these current services estimates to exceed the State’s expenditure cap by $1,361.9 million, $2,014.7 million and $2,406.2 million in fiscal years ending June 30 of 2014, 2015, and 2016, respectively. Thus, the State surmised a need for significant expenditure reductions in order to remain below the expenditure cap. Factoring in only those total expenditures allowed by the expenditure cap, as opposed to expenditures based on the costs of continuing current operations in accordance with the law as of October 4, 2013, the Office of Policy and Management projected, on a budgetary basis, for fiscal years ending June 30 of 2014, 2015, and 2016, General Fund surpluses of $100.0 million, $829.4 million, and $1,275.2 million, respectively. As a result, the figures included in the fiscal accountability reports do not represent a projection of the actual financial results that might be expected, but instead serve as planning tools. The reports estimated general obligation bond authorizations, allocations, issuance and debt service for the current fiscal year and succeeding four fiscal years. The reports estimated fairly stable general obligation bond issuances over the five-year period of between $1.2 billion and $1.5 billion, with the expenditure on debt service gradually increasing. The projections of the Office of Policy and Management and the Office of Fiscal Analysis are only estimates and the information in each of the fiscal accountability reports contain only estimates, and no assurances could be given that future events would materialize as estimated or that subsequent estimates, adjustments or actions of the State would not indicate changes in the final result of such fiscal years. Specifically, the Office of Policy and Management noted that until the United States Congress acts on the federal budget, final current State fiscal year and future funding levels for many of the State’s federally funded discretionary and entitlement programs are unknown.

Governor’s Recommended Budget for Fiscal Years 2014 and 2015

On February 6, 2013, the Governor presented to the General Assembly his proposed budget for fiscal years 2014 and 2015. This proposal closed a current services gap of $1.3 billion in fiscal year 2014 and $1.2 billion in fiscal year 2015. The gap closing was achieved primarily by proposed revenue measures of $0.6 billion and expenditure cuts of $1.9 billion over the biennium. Under the Governor’s proposed budget for the General Fund, (i) for fiscal year 2014, revenues are projected to be $20,117.3 million and appropriations total $20,110.6 million, resulting in a projected surplus of $6.7 million and (ii) for fiscal year 2015, revenues are projected to be $20,896.6 million and appropriations total $20,888.5 million, resulting in a projected surplus of $8.1 million.

This represents a growth of 5.6% and 3.9% in each year of the biennium respectively. This budget proposal included expenditure adjustments to reflect the conversion from a cash basis of accounting to an accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”).

The Governor’s budget proposal included $462.0 million in revenue enhancements in fiscal year 2014 and $123.0 million in fiscal year 2015. The significant revenue changes include: 1) the extension of certain tax measures that were anticipated to expire including the twenty percent corporate surcharge, the tax on electric generators, and certain limits on the use of tax credits under the insurance premiums tax, anticipated to raise $139.4 million and $169.0 million in each year of the biennium respectively; 2) the elimination of certain revenue intercepts targeted toward municipal aid as part of the overall reconfiguration of such aid, anticipated to increase revenue by $222.0 million and $227.5 million in each year of the biennium respectively; 3) transfers from other sources totaling $202.2 million and $17.5 million in each year of the biennium respectively, including an anticipated one-time $80 million from an auctioning of the right to provide electricity to consumers currently on a standard offer pricing plan, a one-time $60 million from the Special Transportation Fund and $30 million related to the State’s assumption of certain responsibilities and corresponding reserves of the Connecticut Resource Recovery Authority; 4) a phased-in restoration of the clothing exemption under the sales and use tax for items less than $25 in value in fiscal year 2015, rising to less than $50 in fiscal year 2016, anticipated to reduce revenue by $55.5 million and $143.3 million in each year of the biennium respectively; and 5) other revenue changes resulting in a net reduction of $101.6 million and $235.5 million in each year of the biennium respectively, primarily resulting from the loss of matching federal funds due to proposed expenditure changes.

Prior to recommended policy changes, compared to estimated expenditures in the prior fiscal year, the current services portion of the Governor’s proposed budget were expected to increase by $1,892.9 million in fiscal year 2014 and by $1,017.7 million in fiscal year 2015. The largest drivers of these increases were related to the implementation of the federal Affordable Care Act and pension costs. The Governor’s proposed budget assumed $826.2 million in expenditure reductions from current services in fiscal year 2014 and $1,065.9 million in expenditure reductions in fiscal year 2015 resulting from 1) savings of $150 million in each year of the biennium from the extension of the maturity of the 2009 Economic Recovery Notes; 2) phasing down disproportionate share payments to hospitals totaling $120.8 million and $255.1 million in each year of the biennium respectively; 3) various savings initiatives in the Medicaid program totaling $215.5 million and $282.0 million in each year of the biennium respectively; and 4) an extension of the cap on municipal aid grants totaling $102.8 million and $114.6 million in each year of the biennium respectively.

Article XXVIII of the Amendments to the Constitution of the State of Connecticut and Section 2-33a of the Connecticut General Statutes prohibit the General Assembly from increasing expenditures from year to year by a percentage exceeding the greater of the percentage increase in personal income or the percentage increase in inflation, with certain exceptions. The Governor’s budget proposal assumed the passage of legislation that would amend the definitions of the State’s expenditure cap in two ways. First, the Governor proposed that the annual required contribution for the unfunded past service liability of the Teachers’ Retirement System and the State Employees Retirement System be treated similar to debt service payments under the expenditure cap, which were exempt. Second, the Governor proposed that all new one-hundred percent federally funded programs be treated similar to federal mandates under the expenditure cap, which were also exempt. A three-fifths majority in each house of the General Assembly was required to implement such policies under Article XXVIII of the Amendment to the Constitution. With those proposed modifications, the Governor’s budget proposal was expected to be $1.4 million below the expenditure cap for fiscal year 2014 and $91.0 million below the expenditure cap for fiscal year 2015.

The Governor’s proposed budget also included a net increase in general obligation bond authorizations of $1,500.1 million in fiscal year 2014 and $1,607.7 million in fiscal year 2015. The Governor’s recommendations also included $380.4 million and $332.0 million in additional clean water revenue bond authorizations in each year of the biennium respectively and special transportation obligation bond authorizations of $706.5 million and $588.8 million in each year of the biennium respectively. For the University of Connecticut, general obligation bond authorizations of $198.0 million are expected to take effect in fiscal year 2014 and $208.5 million is expected to take effect in fiscal year 2015. For the Connecticut State University System, $95.0 million general obligation bond authorizations of the State will take effect in each of fiscal year 2014 and fiscal year 2015. For the Connecticut Bioscience Collaboration Program, general obligation bond authorizations of $59.7 million are expected to take effect in fiscal year 2014 and $19.7 million is expected to take effect in fiscal year 2015. The Governor’s budget proposes a $1.5 billion expansion to the existing UConn 2000 bond authorization which would extend their capital program though fiscal year 2024. This is expected to increase the UConn 2000 bond authorization by $6.4 million in fiscal year 2014 and by $107 million in fiscal year 2015. In addition, the Governor’s budget was expected to partially fund the State’s cumulative GAAP deficit of approximately $1.2 billion through the issuance of $750 million in General Obligation bonds that would mature within fifteen years from the date of issuance.

Deliberations on the Governor’s budget recommendations were expected to continue throughout the legislative session with a scheduled adjournment date of June 5, 2013.

Adopted Budget for Fiscal Years 2014 and 2015

On June 3, 2013, the General Assembly passed Public Act No. 13-184, An Act Concerning Expenditures and Revenue for the Biennium Ending June 30, 2015. The Governor signed the bill into law on June 18, 2013. Additional legislation was also passed by the General Assembly and signed into law by the Governor related to the budget. These acts made General Fund appropriations of $17,188.8 million in fiscal year 2014 and $17,497.6 million in fiscal year 2015. The budget projects General Fund revenues of $17,192.4 million in fiscal year 2014 and $17,499.8 million in fiscal year 2015, resulting in a projected surplus of $3.6 million in fiscal year 2014 and $2.2 million in fiscal year 2015.

The adopted budget made two significant changes in the manner in which the State appropriates for Medicaid expenditures within the Connecticut Department of Social Services (“DSS”) and in the Connecticut Department of Mental Health and Addiction Services. The first change was undertaken as part of the upcoming implementation of the federal Affordable Care Act related to the increase in income eligibility under Medicaid from 53% of the federal poverty level to 133% of the federal poverty level referred to as Medicaid expansion. The expansion of Medicaid will be off-budget and funded entirely from federal revenue. The second change net-budgeted the Medicaid account in DSS. Previously, the State appropriated Medicaid expenditures on a gross basis within DSS, and reflected any federal reimbursements related to those expenditures as revenues, resulting in both the State and federal share of Medicaid costs being included in the State appropriation for Medicaid. Beginning with fiscal year 2014, the State will commence net budgeting Medicaid expenditures within DSS, resulting in only the State’s share of payments to private Medicaid providers being appropriated. These changes reduced both appropriations and revenues by $2,768.7 million in fiscal year 2014 and by $3, 204.9 million in fiscal year 2015 compared to current services. The budget also includes expenditure adjustments to reflect the conversion from a cash basis of accounting to an accrual basis of accounting as part of the planned conversion to GAAP-based budgeting.

The adopted budget includes $564.6 million in revenue enhancements in fiscal year 2014 and $160.5 million in fiscal year 2015. The significant revenue changes include: 1) the extension of certain tax measures that were anticipated to expire which include the twenty percent corporate surcharge, the tax on electric generators for one additional quarter, and certain limits on the use of tax credits under the insurance premiums tax, anticipated to raise $88.9 million in fiscal year 2014 and $101.0 million in fiscal year 2015; 2) the elimination of certain revenue intercepts that are targeted toward municipal aid as part of the overall reconfiguration of such aid, anticipated to increase revenue by $92.4 million in fiscal year 2014 and $97.9 million in fiscal year 2015; 3) transfers from other sources totaling $451.5 million in fiscal year 2014 and $176.4 million in fiscal year 2015. The largest transfer over the biennium includes the use of the fiscal year 2013 surplus projected, at the time the budget was adopted, at $220.8 million. The transfers further include the funding of the Mashantucket Pequot Fund grant to towns, which reduces transfers from the General Fund by $146.4 million over the biennium. Other transfers include $109.7 million over the biennium from the Special Transportation Fund and up to $35 million related to the State’s assumption of certain responsibilities and corresponding reserves of the Connecticut Resource Recovery Authority. All other revenue changes represent a net $68.2 million reduction in fiscal year 2014 and a $214.8 million reduction in fiscal year 2015, primarily from the loss of matching federal funds due to proposed expenditure changes outlined below.

Prior to adopted policy changes, the current services budget for fiscal year 2014 would have increased by $1,929.0 million above estimated expenditures in the prior fiscal year. Current services expenditures for fiscal year 2015 would have increased by an additional $1,017.7 million above the level in fiscal year 2014. The largest drivers of these increases were related to the implementation of the federal Affordable Care Act and pension costs. The adopted budget appropriates $3,746.0 million less than the current services level in fiscal year 2014 and $4,456.9 million less than the current services level in fiscal year 2015. The most significant factor contributing to the decrease in appropriations is the net budgeting of Medicaid payments discussed above. Other significant reductions contained in the adopted budget include: 1) reduction in expenditures of $196.0 million in each year of the biennium from restructuring the 2009 Economic Recovery Notes by the extension of their maturity for two additional years; 2) the phase down of disproportionate share payments to hospitals totaling $120.8 million in fiscal year 2014 and $255.1 million in fiscal year 2015; 3) various savings initiatives in the Medicaid program totaling $247.9 million in fiscal year 2014 and $371.7 million in fiscal year 2015; and 4) the extension of the cap on municipal aid grants totaling $102.8 million in fiscal year 2014 and $114.6 million in fiscal year 2015.

Section 2-33a of the Connecticut General Statutes sets out the State’s expenditure cap. The adopted budget would be $9.4 million below the expenditure cap for fiscal year 2014 and $166.3 million below the expenditure cap for fiscal year 2015.

The adopted budget also includes a net increase in general obligation bond authorizations totaling $1,619.5 million in fiscal year 2014 and $1,581.0 million in fiscal year 2015. The budget also includes $380.4 million in additional clean water revenue bond authorizations in fiscal year 2014 and $332.0 million in fiscal year 2015 and special transportation obligation bond authorizations of $706.7 million in fiscal year 2014 and $588.8 million in fiscal year 2015. For the University of Connecticut, general obligation bond authorizations of $198.0 million are to take effect in fiscal year 2014 and $208.5 million will take effect in fiscal year 2015. For the Connecticut State University System, $95.0 million general obligation bond authorizations of the State are to take effect in each of fiscal years 2014 and 2015. For the Connecticut Bioscience Collaboration Program, general obligation bond authorizations of $59.7 million are to take effect in fiscal year 2014 and $19.7 million are to take effect in fiscal year 2015. The adopted budget proposes a $1.5 billion expansion to the existing UConn 2000 bond authorization, which would extend the UConn capital program through fiscal year 2024. This is expected to increase the UConn 2000 bond authorization by $6.4 million in fiscal year 2014 and by $107 million in fiscal year 2015. As discussed above, the adopted budget restructures the outstanding 2009 Economic Recovery Notes by extending their maturity for two additional years.

In addition, the budget partially addresses the State’s cumulative GAAP deficit reflected on its financial statements as the unassigned fund balance in the General Fund estimated to be approximately $1.1 billion at June 30, 2013 through the issuance of general obligation bonds in an aggregate principal amount sufficient to generate net proceeds of no more than $750 million and that mature no later than June 30, 2028. The act provides that there shall be deemed appropriated from the General Fund of the State in each fiscal year from and including fiscal year 2016 through fiscal year 2028, to be distributed over such fiscal years, an amount equal to the difference between the accumulated deficit of the State in the General Fund determined using GAAP and the amount of bonds authorized tor the purpose of eliminating the accumulated General Fund GAAP deficit. Additionally, the act requires the State to covenant with the bond holders that the State shall not diminish such appropriation until such bonds are fully met and discharged, subject to certain exceptions.

Fiscal Year 2014 Operations

Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on August 20, 2013 for the General Fund for fiscal year 2014, as of the period ending July 31, 2013, the Secretary of the Office of Policy and Management indicated that both revenues and expenditures were expected to be consistent with the adopted budget, which included a $4.4 million surplus balance from operations of the General Fund. In the monthly estimates provided by the Office of Policy and Management on September 20, 2013 for the General Fund for fiscal year 2014, as of the period ending August 31, 2013, the Secretary of the Office of Policy and Management again indicated that both revenues and expenditures were expected to be consistent with the adopted budget, which included a $4.4 million surplus balance from operations of the General Fund. In a September 20th letter, the Secretary of the Office of Policy and indicated that the Office of Policy and Management was concerned about several issues which could impact the State’s economy and budget. He noted that Medicaid expenditure trends would need to be monitored closely given the savings expectations built into the enacted State budget for the program. Additionally, implementation of the federal Affordable Care Act in January 2014 was also expected to impact health care expenditures in the Department of Social Services as well as other health care agencies, to the extent that actual costs deviated from the projections used in constructing the budget. Finally, he noted that the possibility of a federal government shutdown or default in October appeared to be growing and that there was no budget in place for the upcoming federal fiscal year and action would be required to adjust the federal debt ceiling. He further indicated that there could be a significant impact on both State operations (especially staff and programs that rely on federal funding), and on the national and State economy and by extension on State revenues. The Secretary of the Office of Policy and Management began contingency planning to address the effects of such an outcome and to ensure that the State budget remains in balance. The State made no representations as to the effect of the impact of such matters on the State’s budget or the State’s economy. The next monthly report of the Office of Policy and Management was expected on October 20, 2013 and the State indicated that no assurances could be given that the estimates in such report would match the Office of Policy and Management’s prior estimates.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In the monthly report of the Comptroller dated September 2, 2013 for fiscal year 2014 as of the period ending July 31, 2013, the Comptroller indicated an agreement with the estimates of the Office of Policy and Management’s estimate of August 20, 2013, In the monthly report of the Comptroller dated October 1, 2013 for fiscal year 2014 as of the period ending August 31, 2013, the Comptroller was again in agreement with the estimates of the Office of Policy and Management’s estimate of September 20, 2013.

State Economic Initiatives

The General Assembly has enacted formal programs targeted at encouraging economic growth within the State. Below is a summary of certain of these programs, including several new initiatives.

First Five. Legislation passed in 2011 allowed the State’s existing incentive and tax credit programs to be combined and augmented in order to create incentive packages for the first five companies that promise to either create not less than 200 new jobs within two years or invest not less than $25 million and create not less than 200 new jobs within five years. Eight companies including Cigna, ESPN, NBC Sports and Bridgewater Associates have agreed to participate in this program, pledging to create over 1,050 combined jobs in Connecticut in return for $132.45 million in forgivable loans, grants, and tax credits from the State and potential further tax credits depending on expenditure levels of certain of the companies. After securing these commitments, legislation was passed to expand the program to allow incentives to be bundled in this manner for up to 15 companies.

Bioscience Connecticut. Legislation passed in 2011 to expand the University of Connecticut Health Center (“Health Center”) by making programmatic changes, providing State funding for expansion (including the construction of a new patient tower and renovation of existing facilities), and setting the framework for strengthening research capabilities in the State, including at the Health Center. Later in 2011, the State passed legislation to expand this initiative into an effort to promote the expansion of the bioscience industries in the State. The State reached an agreement to collaborate with Jackson Laboratory, the University of Connecticut, and Yale University for the construction of a new research laboratory on the Health Center campus with a particular focus on personalized medicine. The State is providing $290.7 million in support for this project over ten years, with $145 million in the form of a secured, forgivable construction loan, $46.7 million in the form of a secured, forgivable equipment loan, and $99 million in research partnership funding. These funds are to be provided through the issuance of general obligation bonds over the next 10 years. The Jackson Laboratory project is expected to generate short-term construction jobs in addition to 6,800 permanent jobs over the next 20 years. No assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments, legislative actions, or other events will not indicate changes in the final results of this initiative.

Economic and Manufacturing Assistance Act. Since 1990, the Economic and Manufacturing Assistance Act program has been one of the State’s primary economic development incentive tools. The program provides incentive-driven direct loans for projects with strong economic development potential. The loan funds may be used for the planning of a municipal development project or business development project; the acquisition of real property, machinery or equipment; the construction of site and infrastructure improvements relating to a municipal development or business development project; the construction, renovation and demolition of buildings; relocation expenses for the purpose of assisting an eligible business to locate, construct, renovate or acquire a facility; or such other reasonable expenses necessary or appropriate for the initiation, implementation and completion of the project, including administrative expenses and business support services such as labor training, day care, energy conservation, and pollution control and recycling.

Small Business Assistance Revolving Loan Program. Legislation passed in 2010 provides for loans and lines of credit for businesses with less than 100 employees. The program provides financing of up to $500,000 per business at 4% interest for up to ten years and is capped at $15 million of such loans and lines of credit outstanding at any time.

Small Business Express Program. Legislation passed in 2011 created a program to support the retention and growth of small businesses with 50 or fewer employees through a streamlined process that provides financial assistance in the form of revolving loans, job creation incentives, and matching grants. Loans are available from the revolving loan fund for a maximum of $100,000 per loan to assist small businesses with capital and operational needs. Job creation incentive loans of up to $250,000 per loan are also available to assist small businesses to spur growth, and payments on these loans may be deferred or forgiven if certain prescribed job creation goals are attained. A matching grant component provides grants up to $100,000 per grant to small businesses for training, working capital, acquisition of machinery and equipment, construction or leasehold improvements, relocation within the State, or other authorized expenses so long as the small business matches any funds awarded to it under this program.

Subsidized Training and Employment Program. Legislation passed in 2011 provides for job creation incentives to employers to expand opportunities for unemployed workers. Under the program, small businesses and manufacturers with less than 50 full-time workers may receive wage and training subsidies of up to $12,500 per newly-hired person over six months if they hire an unemployed worker who meets the program eligibility requirements.

Business Tax Credits. The State offers many business tax credits for firms conducting certain activities. Tax credits are offered for investments in human and fixed capital, research and development expenditures, expenditures related to film production and investment, and for job creation, among others.

REVENUES, EXPENDITURES & LIMITS ON DEBT OBLIGATIONS

General Fund Revenues

The State, at the adoption of the budget for the fiscal years ending June 30, 2012 and June 30, 2013, expected to derive approximately 74.6 percent and 75.8 percent, respectively, of its General Fund revenues from taxes during the fiscal year 2012 and the fiscal year 2013. Pursuant to the Comptroller’s unaudited preliminary financial results dated September 2, 2013, the Comptroller estimated that General Fund revenues for fiscal year 2013 were approximately $19.4 billion. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted Federal grants account for most of the other General Fund revenue. The total amount of General Fund revenue collected in the fiscal year ended June 30, 2012 was approximately $18.79 billion.

Personal Income Tax. The State imposes a personal income tax on the income of residents of the State (including resident trusts and estates), part-year residents and certain non-residents who have taxable income derived from or connected with sources within Connecticut. The tax imposed is at the maximum rate of 6.7% on Connecticut taxable income. Depending on federal income tax filing status, the taxable year and Connecticut adjusted gross income, personal exemptions are available to taxpayers, ranging from $12,000 to $24,000, with the lower end of the range increasing annually to $15,000 by taxable year 2015 for certain taxpayers. In addition, tax credits ranging from 1% to 75% of a taxpayer’s Connecticut tax liability are also available depending upon federal income tax filing status, the taxable year and Connecticut adjusted gross income. Such exemptions and tax credits are phased out at certain higher income levels. Neither the personal exemption nor the tax credit described above is available to trusts or estates. Legislation enacted in 1995 effected a graduated rate structure beginning in tax year 1996, and revised for tax year 2011. Under this revised structure, the top rate increases to 6.7% with a rate of 3% applicable to taxable income up to certain amounts. The first $20,000 of taxable income for a joint filer and the first $10,000 of taxable income for a single filer is taxed at the 3% rate. Under the revised rate structure effective income year 2011, the lower rates are fully phased out for joint filers earning over $700,000. In addition, an income tax credit for property taxes paid of $500 per filer for tax years beginning on or after January 1, 2006, was decreased to $300 per filer for tax years beginning on or after January 1, 2011. Taxpayers also are subject to a Connecticut minimum tax based on their liability, if any, for payment of the federal alternative minimum tax.

Sales and Use Taxes. The sales tax is imposed, subject to certain limitations, on the gross receipts from certain transactions within the State of persons engaged in business in the State, including (a) sales at retail of tangible personal property, (b) the rendering of certain services, (c) the leasing or rental of tangible personal property, (d) the production, fabrication, processing, printing, or imprinting of tangible personal property to special order or with materials furnished by the consumer, (e) the furnishing, preparation or serving of food, meals, or drinks, and (f) the transfer of occupancy of hotel or lodging house rooms for a period not exceeding thirty consecutive calendar days. The use tax is imposed, with certain exceptions, on the consideration paid for certain services or purchases or rentals of tangible personal property used within the State pursuant to a transaction not subject to the sales tax. The tax rate for the sales and use taxes is 6.35%. A separate rate of 15% is charged on the occupancy of hotel rooms. Various exemptions from the sales and use taxes are provided, based on the nature, use or price of the property or services involved or the identity of the purchaser. Tax returns and accompanying payments with respect to revenues from these taxes are generally due monthly on or before the last day of the month next succeeding the taxable month.

Corporation Business Tax. The corporation business tax is imposed on any corporation, joint stock company or association, any dissolved corporation that continues to conduct business, any electric distribution company or fiduciary of any of the foregoing which carries on or has the right to carry on business within the State or owns or leases property or maintains an office within the State or is a general partner in a partnership or a limited partner in a limited partnership, except an investment partnership, that does business, owns or leases property or maintains an office within the State. Certain financial services companies and domestic insurance companies are exempt from this tax. The corporation business tax provides for three methods of computation. The taxpayer’s liability is the greatest amount computed under any of the three methods.

The first method of computation is a tax measured by the net income of a taxpayer (the “Income-Base Tax”). Net income means federal gross income with limited variations less certain deductions, most of which correspond to the deductions allowed under the Internal Revenue Code of 1986, as amended from time to time. The Income-Base Tax is 7.5% for taxable years commencing on and after January 1, 2000. The second method of computing the corporation business tax is an alternative tax on capital. This alternative tax is determined either as a specific maximum dollar amount or at a flat rate on a defined base, usually related in whole or in part to its capital stock and balance sheet surplus, profit and deficit. The third method of computing the corporation business tax is the minimum tax which is a flat $250. Corporations must compute their tax liability under all three methods, determine which calculation produces the greatest tax, and pay that amount to the State. In 2002 the State limited corporation credits from reducing tax liability by more than 70%. The State imposed a corporation business tax surcharge of 10% for income years 2009, 2010 and 2011 for businesses with over $100 million in federal adjusted gross income. For income year 2012 and 2013, a corporation business tax surcharge of 20% has been imposed for businesses with over $100 million in federal adjusted gross income.

A $250 charge is levied on LLCs, LLPs and S corporations. The tax extends to single-member LLCs that are not considered entities separate from their owners for federal tax purposes. Beginning with taxable years starting January 1, 2013, this tax will be due biennially.

Other Taxes. Other tax revenues are derived from estate taxes, taxes on gross receipts of public service companies, taxes on net direct premiums of insurance companies, taxes on oil companies, cigarette and alcoholic beverage excise taxes, real estate conveyance taxes, taxes on admissions and dues, taxes on healthcare providers, electric generation, and other miscellaneous tax sources.

Federal Grants. Depending upon the particular program being funded, federal grants in aid are normally conditioned, to some degree, on resources provided by the State. Most unrestricted federal grant revenue is expenditure driven. The largest federal grants in fiscal year 2012 were made for the purposes of providing medical assistance payments to low income individuals and temporary assistance to needy families. The State also receives certain restricted federal grants which are not reflected in annual appropriations but that nonetheless are accounted for in the General Fund. The American Recovery and Reinvestment Act (“ARRA”) provided the State with increased Medicaid and Title IV-E grants as well as new funding for education, transportation, and other general government functions in fiscal years 2009, 2010 and 2011. In addition, the State receives certain federal grants which are not accounted for in the General Fund but are allocated to the Transportation Fund, various Capital Project Funds and other funds.

Other Non-Tax Revenues. Other non-tax revenues are derived from special revenue transfers; Indian gaming payments; licenses, permits and fees; sales of commodities and services; rents, fines and escheats; investment income; other miscellaneous revenue sources; and designated Tobacco Settlement Revenues.

Financial Controls

Use of Appropriations. No appropriation or part thereof may be used for any purpose other than for the purpose for which it was made, except with respect to certain transfers and revisions of appropriations permitted to be made by the Governor with the concurrence of the Finance Advisory Committee, composed of members of the executive and legislative departments. Civil sanctions may be imposed pursuant to statute upon persons who willfully expend or authorize the expenditure of State funds for any purpose in excess of the amount specifically appropriated for such purpose.

Unexpended Appropriations. All unexpended balances of appropriations for each fiscal year lapse on the last day of such fiscal year and revert to the unappropriated surplus of the fund from which the appropriations were made, except for certain continuing appropriations. Such continuing appropriations include those continued into the succeeding fiscal year to permit liquidation of obligations of the prior fiscal year in the case of programs which were not renewed the succeeding year, those continued for the entire succeeding year in the case of highway and other capital construction projects, and limited amounts for certain special programs.

Unappropriated Surplus—Budget Reserve Fund. The State Constitution provides that any resulting unappropriated surplus shall be used to fund a budget reserve fund, to reduce bonded indebtedness or for any other purpose authorized by at least three-fifths of each house of the General Assembly. The General Statutes provide that the Treasurer shall transfer any unappropriated surplus in the General Fund to a budget reserve fund, unless otherwise directed by law. When the amount in the budget reserve fund in any fiscal year equals 10% of the net General Fund appropriations, no further transfers shall be made by the Treasurer.

After the accounts for the fiscal year are closed, beginning with the fiscal year ending June 30, 2010, and each fiscal year thereafter, until and including the fiscal year ending June 30, 2017, if the Comptroller determines there exists an unappropriated surplus in the General Fund, the amount of any such surplus is first to be used for redeeming prior to maturity any outstanding economic recovery notes issued to fund the deficit in the General Fund for the fiscal year ending June 30, 2009. Notwithstanding the above, legislation is passed from time to time that assigns different uses to such surpluses. As of June 30, 2012, $93.5 million was deposited in the budget reserve fund. By statute, the Treasurer is directed to transfer, upon the written request of the Secretary of Office of Policy and Management, up to $15.0 million from the budget reserve fund to the General Fund to be used as revenue for the fiscal year ended June 30, 2013. As part of the State’s transition to GAAP and notwithstanding the above, legislation passed in 2011 requires that certain amounts of unappropriated surplus be reserved to address the GAAP deficit.

Transition to GAAP

Legislation was passed in 2011 directed towards facilitating a transition from a modified cash basis of accounting to GAAP. This legislation requires that the budget, commencing with the fiscal year ending June 30, 2014, be prepared on a GAAP basis. Commencing with the fiscal year ending June 30, 2014, the Secretary of OPM must initiate a process intended to result in the implementation of the use of GAAP with respect to the preparation of the biennial budget. This transition includes changing the meaning of a deficit as it relates to the requirement that the Governor’s budget includes recommendations to the General Assembly regarding the manner in which any deficit shall be met. Commencing in the fiscal year ending June 30, 2014, the Governor shall account for the projected amount necessary to extinguish any unreserved negative balance for the prior year as reported in the most recently audited comprehensive annual financial report issued by the Comptroller prior to the start of the biennium in the budget document transmitted to the General Assembly.

To address the GAAP deficit expected to exist when the transition to GAAP occurs in fiscal year ending June 30, 2014 and notwithstanding the requirements set forth above in Unappropriated Surplus—Budget Reserve Fund with respect to the application of any unappropriated surplus, after the accounts for the fiscal year ending June 30, 2012 were closed, if the Comptroller determined that an unappropriated surplus existed in the General Fund, the Comptroller was expected to have reserved an amount, not to exceed $75 million for the fiscal year ending June 30, 2012, before any other reserve required by any provision of the General Statutes was determined. However, there was no such unappropriated surplus for fiscal year ending June 30, 2012. Similarly, after the accounts for fiscal year ending June 30, 2013 are closed, if the Comptroller determines that an unappropriated surplus exists in the General Fund, the Comptroller shall reserve an amount not to exceed $50 million before any other reserve required by any provision of the General Statutes is determined. The reserved amounts are to be applied to any net increase in an unreserved negative General Fund balance beyond the amount reported by the Comptroller as of June 30, 2011. Further, after the accounts for the fiscal year ending June 30, 2014 and each fiscal year thereafter are closed, if the Comptroller determines that an unappropriated surplus exists in the General Fund, the Comptroller shall reserve an amount equal to the increment of the deferred charge determined by the Comptroller for such fiscal year, before any other reserve required by any provision of the General Statutes is determined.

Commencing June 30, 2014, the Comptroller, in the Comptroller’s sole discretion, may initiate a process intended to result in the implementation of GAAP with respect to the preparation and maintenance of the biennial budget and the annual financial statements of the State which to that point had been prepared on a modified cash basis. Beginning July 1, 2013, the Comptroller shall establish an opening combined balance sheet for all appropriated funds on the basis of GAAP. This combined balance sheet shall reflect as a deferred charge the aggregate of the accrued and unpaid expenses, liabilities, and other adjustments for the purposes of GAAP as of July 1, 2013. Such deferred charge shall be amortized in equal increments over a 15 year period commencing with the fiscal year ended June 30, 2014. Beginning in fiscal year 2013, the Comptroller’s annual report shall be submitted to the Governor by September 30th and prepared in accordance with GAAP.

General Fund Expenditures

State expenditures are categorized for budget and appropriation purposes under ten functional headings, with expenditures by agency generally shown as subheadings in the following functional categories, listed in order of magnitude of expenditure for the 2012-2013 budget biennium: Human Services; Education, Libraries and Museums; Non-Functional (debt service and miscellaneous expenditures including fringe benefits); Health and Hospitals; Corrections; General Government; Judicial; Regulation and Protection of Persons and Property; Conservation and Development; and Legislative. State expenditures for Department of Transportation functions are generally paid from the Special Transportation Fund, not the General Fund. Occasionally, minor expenditures for transportation related expenditures are paid from the General Fund.

Limits on Expenditures and Debt Obligations

Balanced Budget Requirement. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

The Connecticut Supreme Court has ruled that the provisions of the constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which, as of February 28, 2013, had not yet occurred. In the interim, the General Assembly has been following a provision of the General Statutes, which contains the same budget cap as the constitutional amendment. In addition to the exclusion of debt service from the budget cap, this statute also excludes statutory grants to distressed municipalities, expenditures to implement federal mandates and court orders in the first fiscal year in which such expenditures are authorized, and payments from surplus for certain debt retirement and additional state employee pension contributions.

Statutory Debt Limit. Section 3-21 of the General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General

Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, there shall be excluded or deducted the principal amount of revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of the Office of Policy and Management as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficit of the State for any fiscal year ending on or before June 30, 2009, all authorized debt to fund the Connecticut Development Authority’s tax increment bond program, any indebtedness represented by agreements entered into pursuant to certain provisions of the General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness, any indebtedness issued for the purpose of meeting cash flow needs, and any indebtedness issued for the purpose of covering emergency needs in times of natural disaster. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above, and certain other debt specifically excluded by statute. In addition, the amount of authorized but unissued debt for the University of Connecticut (“UConn”) 2000 program (“UConn 2000”) is limited to the amount permitted to be issued under the cap.

Under the General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.

STATE DEBT

Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State’s General Fund. In addition, the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

State Direct General Obligation Debt

In general, the State issues general obligation bonds pursuant to specific bond acts and Section 3-20 of the General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of principal and interest on such bonds is made, and the Treasurer shall pay such principal and interest as the same become due.

There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Teachers’ Retirement Fund Pension Obligation Bonds. Legislation passed in 2007 authorized the issuance of pension obligation bonds to fund up to $2 billion of the unfunded accrued liability in the Teachers’ Retirement Fund plus capitalized interest and issuance costs. In April 2008, the State issued $2,277 million of such bonds, and $2,336 million (reflecting the accreted value) of such bonds were outstanding as of February 1, 2013. The public act also requires the State to appropriate annually the actuarially-determined annual required contribution to the Teachers’ Retirement Fund, while the bonds are outstanding. The bonds are general obligations of the State, but do not count against the State’s debt limit.

UConn 2000 Financing. In 1995 the General Assembly established the University of Connecticut as a separate corporate entity and instrumentality of the State empowered to issue bonds and construct certain infrastructure improvements at the University of Connecticut. The infrastructure improvement program is known as UConn 2000, and estimated costs of the program initially totaled $1,250 million to be financed over a 10-year period. The General Assembly extended the UConn 2000 financing program several times and, as of February 28, 2013, it was scheduled to run through June 30, 2018, with total estimated project costs of $3,068 million. The University was authorized to borrow money to finance and refinance the UConn 2000 projects, including $394.4 million for new construction and renovations at the University of Connecticut Health Center, including improvements to John Dempsey Hospital. Such borrowings are to be general obligations of the University payable from any revenues or assets of the University and may be secured by pledges of the University’s revenues or assets other than mortgages.

Financing of the UConn 2000 program contemplates $2,731.9 million general obligation bonds of the University secured by the State’s debt service commitment, which is an annual amount for any debt service requirements when due and payable. Under the enabling legislation, appropriations of all amounts of the State’s debt service commitment are made out of the resources of the State’s General Fund and the State Treasurer is obligated to make such payments. For this reason, all general obligation borrowings by the University are treated as part of the State’s general obligation debt. The amount of the University’s bonds which are secured by the State’s debt service commitment is capped for each fiscal year, but any amount not used may be carried forward to future fiscal years. The cap does not apply to bonds issued to finance any special capital reserve fund or other debt service reserve fund, costs of issuance or capitalized interest. The amount of bonds issued by the University and secured by the State’s debt service commitment, except for the accreted value of any capital appreciation bonds, and the amount of bonds which are authorized to be issued in a fiscal year under the cap are counted against the State’s debt limit, The cost of the UConn 2000 projects not financed by the University’s bonds secured by the State’s debt service commitment will be financed by the State’s general obligation bonds or special obligation bonds of the University, or from gifts or other revenue or borrowing resources of the University.

The total amount of University bonds and State general obligation bonds authorized by the enabling legislation is approximately $336.4 million less than the estimated costs of the infrastructure improvements set forth in the acts. This difference is expected to be addressed by capital cost reductions, deferring certain projects to a future date, and by securing additional funding sources, such as private fundraising and special obligation bonds. Special obligation bonds are to be secured by particular revenues of the University pledged therefor, are not subject to the cap on the University’s general obligation bonds and are not counted against the State’s debt limit.

The form of master resolution for bonds secured by the State’s debt service commitment must be approved by the State Bond Commission, as must any substantive amendment thereto. Each resolution approved by the University to borrow money, including bonds secured by the State’s debt service commitment, may be rejected by the Governor within thirty days of submission.

In addition, the general Assembly may also authorize capital improvements outside the UConn 2000 program, and in 2011 authorized the construction of a new $203 million ambulatory care center at the University of Connecticut Health Center. This is being financed through a lease financing through the University of Connecticut Health Center Finance Corporation.

Lease Financing. The State has issued certificates of participation for the development of courthouse facilities and an energy facility at a juvenile training school, each based upon State rental payments under a lease purchase agreement between the State and the project developer. The State has treated this method of lease financing as general obligation debt. However, the State has entered into other leasing arrangements for the development of government facilities that are not treated as general obligation debt, most often in circumstances where the lease is a standard lease or the State is not a participant in the securitization of rental payments under the lease.

Tax Increment Financing. In 1992 the General Assembly authorized the Connecticut Development Authority to issue tax increment bonds for certain types of economic development projects. Under the program the amount of such bonds that may be issued is limited so that the debt service on the bonds may not exceed the estimated increases in the sales tax and the admissions, cabaret and dues taxes generated by the project and allocated by the Authority for debt service on the bonds. Under the General Statutes, debt service on the bonds is required to be paid from such tax receipts (whether or not the actual tax receipts equal or exceed the estimated amount) and is deemed appropriated from the General Fund. The State has classified such tax increment bonds as general obligation debt. No such tax increment bonds may be issued without the approval of the State Bond Commission.

Supportive Housing Financing. In 2005, the General Assembly directed the Connecticut Housing Finance Authority (“CHFA”) in conjunction with other state agencies to develop a collaborative plan to create affordable housing and support services for specified eligible persons and families up to a specified number of units. The program is to be funded in part through mortgages, tax credits and grants from CHFA and the Department of Economic and Community Development. CHFA is authorized to issue bonds in support of the program and the State Bond Commission has authorized the Treasurer and Office of Policy and Management to enter into a contract to provide State assistance and pay debt service on the bonds in the form of payments of principal, interest, interest swap payments, liquidity fees, letter of credit fees, trustee fees and other similar bond-related expenses. Bonds supported by such State assistance shall not exceed $105 million in the aggregate. As of February 2013, $73.65 million of such bonds were outstanding. Any provision in the contract providing for the payment of annual debt service will constitute a full faith and credit obligation of the State, and any bonds for which the State provides assistance will be excluded from the State’s debt limit.

Emergency Mortgage Assistance Program. In 2008 the General Assembly authorized CHFA to issue up to $50 million of bonds to fund an Emergency Mortgage Assistance Program and required the Treasurer and Office of Policy and Management to enter into a contract to provide State assistance to pay debt service on such bonds in the form of payments of principal, interest, interest swap payments, liquidity fees, letter of credit fees, trustee fees and similar bond-related expenses. As of February 1, 2013, the entire $50 million had been issued, of which $48.04 million was outstanding. Any provision in the contract providing for the payment of annual debt service will constitute a full faith and credit obligation of the State, and any bonds for which the State provides assistance will be excluded from the State’s debt limit.

Economic Recovery Notes. In 2009, the General Assembly authorized the Treasurer to issue notes to fund the State’s budget deficit for the fiscal year ending June 30, 2009, to pay costs of issuance of such notes and certain interest payable or accrued on such notes and to exempt these notes from the overall limit on state debt. In December 2009, the State issued $915,795,000 of such Economic Recovery Notes. As of February 1, 2013, $573.37 million of such Economic Recovery Notes remain outstanding.

Certain Short-Term Borrowings. The General Statutes authorize the Treasurer, subject to the approval of the Governor, to borrow such funds, from time to time, as may be necessary, and to issue obligations of the State therefor, which shall be redeemed by the Treasurer whenever, in the opinion of the Treasurer, there are funds in the treasury available for such purpose, or not later than two years from the date of issuance, whichever is earlier. The State has established programs of temporary note issuances and credit facilities from time to time to cover periodic cash flow requirements. No temporary notes were outstanding and none have been issued since 1991. On December 3, 2012, pursuant to the Treasurer’s request, the Governor provided his approval for the borrowings from time to time by the Treasurer on behalf of the State on such terms and in such amounts in the aggregate not to exceed $550 million as the Treasurer should determine in accordance with Section 3-16 of the Connecticut General Statutes. Pursuant to such approval, the Treasurer has arranged a $300 million 364-day revolving credit facility, which may be drawn upon if needed. As of February 1, 2013, no funds had been drawn under the facility.

Forms of Debt. In addition to the bonds, notes and lease financings described above, the State Treasurer has the authority to issue refunding bonds, bond anticipation notes, and capital appreciation bonds. The State general obligation bond procedure act provides that the Treasurer may issue temporary notes and any renewals thereof in anticipation of the proceeds from the sale of bonds whenever the State Bond Commission has adopted a resolution authorizing bonds, The Treasurer is also authorized by the State general obligation bond procedure act to issue refunding bonds whenever the Treasurer finds that a refunding is in the best interests of the State and that the State reasonably expects to achieve net debt service savings as a result of such refunding. Certain of the State’s general obligation bonds have been issued as capital appreciation bonds. Capital appreciation bonds are issued at a deep discount and interest on the bonds is compounded semi-annually and only paid at maturity. For purposes of the State’s debt tables, the interest which has accrued on capital appreciation bonds up to the date of the table is added to the principal amount of the State’s outstanding debt. Pursuant to State statute, accrued interest on UConn 2000 capital appreciation bonds is excluded from the calculation of the statutory debt limit.

Derivatives. The Treasurer, with the authorization of the State Bond Commission, has the power to enter into reimbursement and similar agreements in connection with liquidity or credit facilities and to pledge the full faith and credit of the State or other collateral to secure the State’s payment obligations under any such agreement. The Treasurer, with the authorization of the State Bond Commission, has the power to enter into contracts to place the obligation of the State as represented by bonds or notes of the State, on such interest rate or cash flow basis as the Treasurer may determine, including swap agreements and other arrangements to manage interest rate risk. When any such arrangement is entered, the counterparty to the arrangement must have a rating on its unsecured long-term obligations which is the same as or higher than the underlying rating of the State on the applicable bonds. The State Bond Commission may authorize the Treasurer to pledge the full faith and credit of the State and any other collateral pledged to secure the applicable bonds to also secure the State’s payment obligations under any such contract.

The State has entered into swap agreements in connection with various bond issues. The swap agreements typically provide for early termination in certain events, and such “termination events” could result in the State being required to make unanticipated termination payments. Such payments, if any are due, may be substantial. In some cases the State has up to 270 days to make any such termination payments. The amounts payable to each swap provider under the respective swap agreement, including any termination payments, will be general obligations of the State. The State is obligated to make debt service payments on its bonds regardless of the performance of the swap provider of its obligations under the swap agreement.

Direct General Obligation Indebtedness. The principal amount of all direct general obligation indebtedness outstanding as of July 1, 2013 was approximately $14.8 billion. The total debt service to be paid on that amount, including principal and interest payments through 2032, was estimated to be approximately $21.9 billion. As of July 1, 2013, the amount of authorized but unissued direct general obligation debt was approximately $2.8 billion.

Transportation Fund and Debt

In 1984 the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation (“STO”) bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges, projects on the interstate highway system, alternate highway projects in the interstate highway substitution program, waterway facilities, mass transportation and transit facilities, aeronautic facilities (excluding Bradley International Airport), the highway safety program, maintenance garages and administrative facilities of the Department of Transportation, payment of the State’s share of the costs of the local bridge program established under the act, and payment of State contributions to the local bridge revolving fund established under the act. The infrastructure program is administered by the Department of Transportation.

As of February 28, 2013, the cost of the infrastructure program for fiscal years 1985-2016, which is expected to be met from federal, State, and local funds, was estimated at $29.4 billion. The State’s share of such cost, estimated at $12.4 billion, is to be funded from transportation related taxes, fees and revenues deposited in the Special Transportation Fund, as described below, and from the proceeds of STO bonds. The portion of State program costs not financed by STO bonds is estimated at $0.7 billion and includes the expenses of the infrastructure program which either are not sufficiently large or do not have a long enough life expectancy to justify the issuance of long-term bonds. Such expenses currently include liquid resurfacing, minor bridge repairs, highway maintenance activities, safety improvements, and other minor transportation improvements.

As of February 28, 2013, the State’s share of the cost of the infrastructure program for fiscal years 1985-2016 to be financed by STO bonds was estimated at $11.7 billion. The actual amount may exceed $11.7 billion in order to finance reserves and cost of issuance amounts. The issuance of such STO bonds has eliminated the need for the authorization of additional general obligation bonds of the State for surface transportation purposes. STO bonds may also be issued for the purpose of refunding general obligation bonds of the State issued for transportation infrastructure purposes.

During fiscal years 1985-2013, $26.0 billion of the total infrastructure program was approved by the appropriate governmental authorities. The remaining $13 billion is required for fiscal years 2014-2016. The $3.3 billion of such infrastructure costs is anticipated to be funded by the issuance of $1.3 billion in STO bonds, $68 million in anticipated revenues, and $2.0 billion in anticipated federal funds.

The State has established the Special Transportation Fund for the purpose of budgeting and accounting for all transportation-related taxes, fees and revenues credited to such Fund and securing the STO bonds. STO bonds are payable solely from revenues of the Special Transportation Fund. The aggregate of certain motor fuel taxes, motor vehicle receipts, motor vehicle related licenses, permits and fees, and portions of the oil companies tax and sales tax on motor vehicles and other transportation related revenue sources, including enacted adjustments to all the foregoing sources, and any direct pay federal interest subsidy received by the State in connection with the issuance of any taxable STO bonds (Build America Bonds) are intended to cover the cost of the State’s share of the infrastructure program, including debt service requirements. After providing for debt service requirements, the balance of the receipts from such revenue sources may be applied to the payment of general obligation bonds of the State issued for transportation purposes and for the payment of annually budgeted expenses of the Department of Transportation and the Department of Motor Vehicles.

It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount necessary to finance and to complete the infrastructure program. Such additional bonds may be issued on an equal rank with the outstanding bonds provided certain pledged revenue coverage requirements of the STO bond indentures controlling the issuance of such bonds are met. The State expects to continue to issue bonds for this program.

In addition to STO Bonds, the State has issued direct general obligation bonds for transportation purposes and the debt service on these bonds may be paid from resources of the Special Transportation Fund provided there is sufficient funding first to pay all STO debt service. For the fiscal year ended June 30, 2012 the Special Transportation Fund paid 51.2 million of State direct general obligation transportation debt service payments. The amount budgeted by the Special Transportation Fund for State direct general obligation transportation debt service payments for fiscal year 2013 was $6.2 million.

The Special Transportation Fund’s revenues and expenses undergo periodic legislative adjustment. In 2011 legislation (i) increased the base diesel tax rate to 29 cents per gallon, for an annual revenue gain of $8.7 million, (ii) reduced the transfer to the Transportation Strategy Board by $0.3 million annually, (iii) increased the sales tax rate from 6.0% to 6.35%, which would impact revenue collection, (iv) increased the scheduled transfers to the Fund from the State’s General Fund from oil companies tax revenue by $61.6 million to $226.9 million in fiscal year 2012, by $34.1 million to a total of $199.4 million in fiscal year 2013, and positively thereafter through fiscal year 2016, and (v) adjusted various transportation related fees that are projected to result in an additional $19.3 million in annual revenue starting in fiscal year 2012. The 2011 legislation also reduced the transfer from the General fund by $42.5 million in fiscal year 2012 to a total of $81.55 million. Future transfers remain unchanged at $172.8 million. In the aggregate, these changes were projected to result in net revenue gains in the Fund of $48.3 million in fiscal year 2012 and $62.2 million in fiscal year 2013. During 2012, the transfer to the Special Transportation Fund was reduced by an aggregate amount of $77.6 million for fiscal year 2013.

A Transportation Strategy Board (“TSB”) was established in 2001 to propose a transportation strategy, an implementation cost estimate and funding approaches to the Governor and General Assembly. In order to implement the strategy-related projects submitted by the TSB, legislation was passed in 2005 that established fixed transfers from the Special Transportation Fund to the TSB project accounts. Legislation passed in 2011 eliminated the TSB. The 2011 legislation retains the TSB projects enumerated by law and maintains the TSB project accounts within the Special Transportation Fund. Funding for the TSB projects, taking into consideration all legislative changes since the initial funding in 2005 was as follows: $25.3 million in fiscal year 2006, $20.3 million in fiscal year 2007, $20.8 million in fiscal year 2008, $15.3 million in each of fiscal years 2009 through 2011 and $15.0 million in fiscal years 2012 through 2015.

Other Special Revenue Funds and Debt

Bradley Airport. Bradley International Airport, located in Windsor Locks, Connecticut, is owned by the State and operated by the Bureau of Aviation and Ports in the State’s Department of Transportation. The General Assembly has authorized the issuance of revenue bonds for improvements at Bradley International Airport, payable from all or a portion of the revenues generated at the Airport. Legislation passed in 2001 removed a bond issuance cap for Bradley Airport but retained the requirement for State Bond Commission approval of any new bond issue. As of February 1, 2013, there were $141.6 million of Bradley International Airport Revenue Bonds outstanding. In addition, the State is a party to certain interest rate swap agreements with respect to certain outstanding bonds. Any obligations of the State under the interest rate swap agreements are payable from all or a portion of the revenues generated at the Bradley Airport.

Additional special obligation bonds to finance self-sustaining special facilities at Bradley International Airport payable solely from the revenues derived from such special facilities were authorized in 1993. In March 2000 the State issued $53.8 million Bradley International Airport Special Obligation Parking Revenue Bonds to finance the construction of a five story parking garage facility at the airport and as of February 1, 2013 $37.4 million of such bonds were outstanding.

Legislation passed in 2011 created the Connecticut Airport Authority (“CAA”), a new quasi-public authority of the State that is governed by an eleven member board. The new board replaces the Bradley Board of Directors and the legislation provides for the transition of the management and operations of Bradley Airport and the State’s other general aviation airports from the State’s Department of Transportation to CAA.

Clean Water Fund. The General Assembly has authorized the issue of revenue bonds for up to $2,425.18 million, of which, as of February 28, 2013, $1,591.655 million have been issued for the purpose of funding various State and federally mandated water pollution control and drinking water projects. The revenue bonds are payable solely from the revenues or other receipts, funds or moneys of the Clean Water Fund. The proceeds of the revenue bonds are loaned primarily to Connecticut municipalities and public water systems to finance water pollution control and drinking water improvements, and the loan repayments by the municipalities and public water systems secure the revenue bonds. The loans are evidenced by interim funding obligations and project loan obligations of the municipalities and public water systems, pursuant to which either the full faith and credit of each such entity, or the revenues and other funds of a municipal sewer or public water system are pledged. As of February 1, 2013 $906.76 million revenue bonds were outstanding (including refunding bonds). On February 21, 2013, an additional $162,170 million of such bonds were issued.

Unemployment Compensation. The State pays unemployment compensation benefits from the State’s Unemployment Compensation Fund, which is funded by unemployment compensation taxes collected from employers. To fund possible shortfalls, the State has reserved the authority to issue bonds in an aggregate amount outstanding at any time not in excess of $1.0 billion, plus amounts for certain reserves and costs of issuance. In addition, the State may borrow from the Federal Unemployment Trust Fund to fund a deficit in the State’s Unemployment Compensation Fund. As of February 1, 2013, the State had borrowed $647 million from the Federal Unemployment Trust Fund and anticipated that such borrowing would not increase above that amount during calendar year 2013.

Second Injury Fund. The Second Injury Fund is a State-run workers’ compensation insurance fund which pays lost wages and medical benefits to qualified injured workers. The State established the Second Injury Fund in 1945 to encourage the hiring of persons with pre-existing physical impairments, such as veterans and provide relief to employers when an injured worker, who already had a pre-existing injury or condition, was hurt on the job and the second injury was made worse by the existence of the first injury. In 1995 and 1996, the State enacted legislation to close the Second Injury Fund to future second injury claims. Those laws authorized the issuance of an amount not to exceed $750 million in revenue bonds and notes outstanding at any one time to provide funds for paying past claims. As of February 28, 2013, no bonds or short term borrowings were outstanding. The State’s management objective is to pay additional claims and settlements from current income and, if necessary, short term borrowings.

Contingent Liability Debt

The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so, and the description below of the State’s limited or contingent liability is restricted only to specific indebtedness backed by the State.

Clean Energy Finance and Investment Authority (“CEFIA”). The Clean Energy Finance and Investment Authority (“CEFIA”) was formed in 2011 and was designated the successor agency to Connecticut Innovations, Incorporated for the purpose of administering the Clean Energy Fund. CEFIA is an energy finance authority, designed to leverage public and private funds to drive investment and increase clean energy deployment in Connecticut. CEFIA is authorized to issue bonds to facilitate its activities, which bonds may be secured by a special capital reserve fund. The CEFIA Board of Directors is comprised of eleven voting and two non-voting members including: The Treasurer, the Commissioner of Energy and Environmental Protection, and the Commissioner of Economic and Community Development, each serving ex officio; four members appointed by the legislative leadership; and four members appointed by the Governor. The president of the Clean Energy Finance and Investment Authority and a member of the Board of directors of Connecticut Innovations, Incorporated, serve in an ex-officio, non-voting capacity.

Connecticut Airport Authority (“CAA”). The Connecticut Airport Authority (“CAA”) was created in 2011 and is governed by an eleven member board comprised of: the Treasurer, the Commissioner of Transportation, and the Commissioner of Economic and Community Development, each serving ex officio; four members appointed by the Governor; and a member appointed by each of the President Pro Tempore of the State Senate, the minority leader of the State Senate, the Speaker of the State House of Representatives and the minority leader of the State House of Representatives. The CAA board replaced the Bradley Board of Directors and the legislation provides for the transition of the management and operations of Bradley Airport and the State’s other general aviation airports from the State’s Department of Transportation to CAA. It is expected that the final steps for the transfer, including the statutory requirements for the State’s Department of Transportation to cede its powers to CAA, Federal Aviation. Administration approval of the transfer of the sponsorships of the airports to CAA, execution of the necessary supplemental indenture and transfer of ownership of the airports to CAA were slated to occur before June 30, 2013. The legislation authorizes the issuance of revenue bonds, including bonds backed by a special capital reserve fund.

Connecticut Health and Educational Facilities Authority (“CHEFA”). CHEFA was established to assist in the financing of facilities for educational or health care purposes, including colleges and universities, secondary schools, nursing homes, hospitals, child care facilities, and any other qualified non-profit institutions through the issuance of bonds and other obligations. Payments from institutions provide funds to service the debt on loans made pursuant to the issuance of bonds and other obligations by CHEFA. CHEFA is also authorized to issue tax-exempt and taxable revenue bonds secured by one or more special capital reserve funds solely to finance projects for “participating nursing homes,” or for housing, student centers, food service facilities and other auxiliary service facilities at public institutions of higher learning, including the Connecticut State University system, or for clinical services projects for The University of Connecticut Health Center, and up to $100.0 million to finance equipment acquisitions by hospitals.

Under CHEFA’s nursing home program, loans are secured by mortgages on the nursing homes and pledges of gross receipts. Minimum debt service coverage ratios of 1.0 to 1.25 times annual debt service are required and restrictions are placed on the issuance of additional debt. Participating nursing homes are required to fund a debt service reserve fund in an amount equal to one year’s maximum annual debt service and a working capital fund reserve account in an amount equal to 60 days of operating expenses or three year’s maximum annual debt service. If a participating nursing home is in default or is likely to become in default under its loan agreement with CHEFA due to the failure to make any payment(s) required, CHEFA may request that the Commissioner of the Department of Social Services withhold any funds in the State’s custody that are due and payable to the nursing home via a Medicaid intercept. Funds subject to withholding under this section include federal and state grants, contracts, allocations and appropriations.

The State Treasurer has applied appropriated funds and General Fund budget surplus to defease certain bonds for nursing homes in order to avoid any draw on the special capital reserve fund which secures such bonds. Legislation enacted in 1998 provides that no bonds secured by a special capital reserve fund are to be issued by CHEFA in the future for nursing homes, except for bonds that at least in part, refund, refinance, or otherwise restructure bonds under certain circumstances where the aggregate liability of the State with respect to such bonds will be less than the aggregate liability of the State with respect to the bonds being refunded, refinanced or restructured and that doing so is in the best interest of the State.

CHEFA is also allowed to issue revenue bonds to finance facility improvements for the Connecticut State University System (the “System”) which are secured by one or more special capital reserve funds. The System has pledged University Student Fees and certain student parking fees as a source of funds for the payment of debt service on the bonds. The types of facilities of the System financed through CHEFA were financed in the past through self-liquidating general obligation bonds of the State,; the State has therefore indicated that implementation of this program should limit the need for the State to issue such bonds in the future.

Although CHEFA is authorized to issue bonds secured by a special capital reserve fund to finance equipment acquisitions by hospitals and clinical services projects for The University of Connecticut Health Center, as of February 28, 2013, these programs had not yet been implemented.

CHEFA also is authorized to issue bonds and loan the proceeds to various entities to finance child care facilities. The State Department of Education is committed to pay a portion of the debt service on these loans, in amounts sufficient to cover a portion of the debt service on the bonds, subject to annual appropriation.

In addition to other projects authorized, as of February 28, 2013, CHEFA was authorized to issue revenue bonds which may be secured by one or more special capital reserve funds to finance projects for any constituent unit of the State higher education system. As of February 28, 2013, no statutory limit was imposed on such additional permitted projects and no debt with respect to such additional permitted projects had been issued.

The Board of Directors of CHEFA is comprised of ten members including the Treasurer and the Secretary of OPM, both serving ex officio, and eight members appointed by the Governor based on their qualifications in the areas of health care, higher education, or public finance.

Connecticut Higher Education Supplemental Loan Authority (“CHESLA”). CHESLA provides Financial assistance in the form of education loans to students in or from the State. CHESLA provides alternative financing that enables institutions of higher education in the State to assist qualified students to attend such institutions. CHESLA is authorized to issue bonds the proceeds of which are used to fund education loans to applicants meeting certain eligibility requirements. The repayment of such loans service the debt on CHESLA bonds. CHESLA, in connection with the issuance of its bonds has made certain covenants with respect to such loans, including a covenant to do or cause to be done all such acts and things necessary to receive and collect all revenues due with respect to such loans. CHESLA bonds are further secured by a special capital reserve fund.

Effective July 1, 2012, CHESLA became a subsidiary of CHEFA. The Board of Directors of CHESLA is comprised of nine members including the Treasurer, the President of the Board of Regents for Higher Education, and the Secretary of OPM, each serving ex officio the Chairperson of the Board of Directors of CHEFA, the Executive Director of CHEFA, and four members appointed by the Board of Directors of CHEFA, two of whom shall be members of the CHEFA Board of Directors.

Connecticut Housing Finance Authority (“CHFA”). CHFA was established in 1969 to meet the needs of low and moderate income families and persons for decent housing and to encourage and assist the development and construction of multifamily housing by reducing the cost of mortgage financing therefor. CHFA is authorized to issue bonds the proceeds of which are used to fund mortgage loans to applicants meeting certain eligibility requirements including unrestricted statutory income limits in certain urban areas. The enabling act authorizes CHFA to make or purchase construction and permanent mortgage loans which are guaranteed or insured by the United States of America or any agency or instrumentality thereof, by the Federal Home Loan Mortgage Corporation, by a private mortgage insurance company or the State or the Authority itself without limitation as to amount and to make or purchase mortgage loans not so insured or guaranteed in an aggregate amount not to exceed $1.5 billion. In order to finance these activities, CHFA established a Housing Mortgage Finance Program and issued its general obligation bonds under a General Bond Resolution pursuant to which CHFA has pledged all revenues which it may receive in connection with the mortgages financed thereunder including its fees and charges therefor and any recoveries of principal therefrom from any source and any monies received from investments, as well as other mortgages specifically pledged. In addition, such General Bond Resolution provides for general covenants such as a covenant to do all things necessary with respect to the operation of such Housing Mortgage Finance Program in order to pay principal of and interest on its bonds and provides for certification as to self-sufficiency in order to issue any additional bonds. Bonds issued under CHFA’s General Bond Resolution are further secured by a special capital reserve fund.

CHFA has also established a Special Needs Housing Mortgage Finance Program (formerly known as the Group Home Mortgage Finance Program) and has issued and expects to issue additional State-Supported Special Obligation Bonds under a separate indenture, including bonds for group homes, assisted living facilities, and residential care homes, which bonds are and are expected to be secured by a special capital reserve fund. CHFA also issues bonds for supportive housing and emergency mortgage assistance for which the debt service is paid by the State pursuant to contracts for State assistance.

The Board of Directors of CHFA is comprised of fifteen members: the Commissioner of Economic and Community Development, designated by statute as Chairman of the Board, the Secretary of OPM, the Commissioner of Banking and the Treasurer, serving ex officio; seven members appointed by the Governor; and a member appointed by each of the President Pro Tempore of the State Senate, the minority leader of the State Senate, the Speaker of the State House of Representatives and the minority leader of the State House of Representatives who among them are experienced in all aspects of housing design, development, finance, management and state and municipal finance.

Connecticut Innovations (“CI”). The Connecticut Development Authority (“CDA”) was merged into Connecticut Innovations, effective July 1, 2012. In order to discharge its responsibilities and fulfill its purposes, CI is authorized to offer various financing programs including The Mortgage Insurance and Loan Program (the “Insurance Fund”). As of February 1, 2013, $20.45 million of State bonds were authorized but remain unissued to fund the Insurance Fund and loans insured by the Insurance Fund totaled $3.5 million. Other CI programs include the Umbrella Bond Program, the Self-Sustaining Bond Program, the Connecticut Growth Fund, the Connecticut Works Fund, the Connecticut Works Guarantee Fund, the Connecticut Capital Access, the Environmental Assistance Revolving Loan Fund, the Tax Incremental Financing Program, the High-Technology Infrastructure Fund and the General Obligation Bond Program. As of February 28, 2013, the only outstanding CI bonds secured by special capital reserve funds were issued pursuant to the General Obligation Bond Program. Although there remains legislative authority for the issuance of bonds secured by special capital reserve funds under the Umbrella Bond Program, no loans have been initiated under that program since 1985, and CI does not anticipate a resumption of any lending activity under that program.

Under the General Obligation Bond Program, CI issues bonds to finance eligible economic development and information technology projects. General revenues of CI, which were not otherwise pledged, were made available to service the debt of bonds issued under the General Obligation Bond Program. Although such bonds may also be secured by a special capital reserve fund, to date only $30.56 million 1993 Series A (Hartford Whalers Project) bonds have been secured by such a fund. As of February 1, 2013, $1.5 million of such bonds remained outstanding.

The Board of Directors of CI is comprised of 17 members: the Treasurer, the Commissioner of Economic and Community Development, the Secretary of OPM, and the president of the Board of Regents for Higher Education, as ex officio members; nine members appointed by the Governor; and four members appointed by legislative leadership.

Capital Region Development Authority (“CRDA”). In 2012 the Capital City Economic Development Authority (“CCEDA”) was re-named the Capital Region Development Authority (“CRDA”). Created in 1998 as CCEDA, it was granted the power to issue revenue bonds for a convention center project in the City of Hartford. The bonds were backed by State contractual assistance equal to annual debt service. CRDA was also authorized to use special capital reserve funds in connection with such revenue bonds, but as of February 28, 2013, there were no plans to do so. The 2012 legislation broadened the CRDA’s powers to stimulate development and redevelopment in the City of Hartford and the surrounding towns, including East Hartford. CRDA’s Board of Directors is made up of 13 members, four of whom are appointed by the Governor, two of whom are appointed by the Mayor of Hartford, and two of whom are appointed by legislative leadership. The Mayors of Hartford and East Hartford, the Secretary of OPM, and the Commissioners of Transportation and Economic and Community Development serve as ex-officio members of the Board.

Connecticut Resources Recovery Authority (“CRRA”). CRRA was created in 1973 to assist municipalities in meeting their solid waste disposal and recycling needs. To further its purpose CRRA develops, finances and supervises solid waste management facilities and contracts. CRRA has developed four integrated solid waste systems that serve over 100 municipalities in the State. CRRA bonds may be secured by a special capital reserve fund. CRRA bonds are generally secured by service agreements with participating municipalities under which the municipalities agree to deliver a minimum amount of waste to a specified facility each year or to pay the tipping fee for any amount that does not meet the minimum commitment. These service agreements are generally secured by the municipality’s full faith and credit. CRRA bonds are additionally secured by revenues from the sale of energy generated by the facility and waste from non-municipal sources.

The Board of Directors of CRRA is comprised of eleven members: three members appointed by the Governor; two members appointed by each of the president pro-tempore of the Senate, the speaker of the House of Representatives, the minority leader of the Senate, the minority leader of the House of Representatives. There is one vacancy. In addition, there are eight ad hoc members, two representing each of the four facilities. As of January 16, 2013, only three ad hoc seats had been filled.

UConn 2000 Special Obligation Financing. The University of Connecticut may issue special obligation bonds which may be secured by a special capital reserve fund, which the State undertakes to restore to its minimum level. Before issuing special obligation bonds secured by such a special capital reserve fund, the act requires the board of trustees of the University to determine that project revenues, other than those derived from the State’s debt service commitment and the State’s minimum operating provision, are estimated to be sufficient to pay the debt service on the special obligation bonds, to maintain reserves and to operate the physical infrastructure of the University. The act requires the Treasurer to confirm that such determination is not unreasonable or arbitrary. The University may also issue special obligation bonds that are not secured by such a special capital reserve fund. The University has outstanding $130.4 million special obligation student fee revenue bonds which are not secured by such a special capital reserve fund.

Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. As of February 28, 2013, the State had limited or contingent liabilities outstanding in connection with bonds issued by the Southeastern Connecticut Water Authority. The State previously was obligated pursuant to the establishment of certain special capital reserve funds to secure certain bonds issued by the Cities of Bridgeport, Waterbury and West Haven to fund past budget deficits; however, all such bonds were refunded. The State previously had guaranteed debt service on such bonds, or such bonds had been secured by a special capital reserve fund. However, in the case of any such bonds not yet redeemed or paid at maturity, irrevocable escrows have been established to pay such bonds. Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. As of October 4, 2013, there were no such obligations outstanding.

Southeastern Connecticut Water Authority. The Southeastern Connecticut Water Authority was established for the purpose of developing a reliable water supply for southeastern Connecticut. The State Bond Commission is authorized to approve a State guarantee of obligations of the Southeastern Connecticut Water Authority. Amounts borrowed by the Authority are to be repaid by July 1, 2045.

Other Debt Service and Contractual Commitments

Capital Region Development Authority (“CRDA”). The State Bond Commission approved up to $122.5 million of revenue bonds and other borrowings for the Hartford convention center project. CCEDA, as predecessor to CRDA issued $110 million of its revenue bonds backed by the State’s contract assistance agreement equal to annual debt service on the revenue bonds, of which $97.54 million was outstanding as of February 1, 2013. The State’s obligation under the contract assistance agreement is limited to $9.0 million per year, and the Authority’s debt obligations are structured not to exceed this amount. An additional $12.5 million of borrowing, not backed by the contract assistance agreement, has also been incurred. Debt service on the revenue bonds is payable from debt service appropriations in the General Fund and CRDA is obligated to reimburse the State for such contract assistance payments from parking and energy fee revenues after payment of operating expenses of the parking garage and the energy facility. Under the agreement between CRDA and the State, after completion of the convention center project, CRDA is required to maintain pledged revenues equal to 1.2 times debt service, after operating expenses.

The convention center portion of the project opened in June 2005. Other elements of the project include an adjacent parking structure which opened later in 2005, a second adjacent parking structure underlying the Connecticut Science Center and a retail and entertainment district, including two additional parking structures. The entire project is not expected to be fully placed in service until 2017 at the earliest. Between June 2006 and February 28, 2013, the delay in completion of the additional elements of the project, along with higher than anticipated startup expenses and operating expenses have resulted in insufficient parking revenues, after operating expenses, to fully reimburse the State for debt service payments. This situation is expected to continue at least until all elements of the project are completed and placed in service. As debt service on CRDA’s revenue bonds continues to be paid under the contract assistance agreement, CRDA’s reimbursement obligation will increase, and this reimbursement obligation will need to be satisfied before excess parking revenues are available to fund the operations of the convention center, which itself is partially funded by General Fund appropriations from the State to CRDA.

School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal debt issued to fund the State’s share of such school building projects. For certain school projects approved by the General Assembly, cities, towns and districts are ranked according to their adjusted equalized net grand list per capita and based on such rankings a percentage is assigned which determines the amount of grant money a town or regional school district is eligible to receive for a project or type of project authorized by the legislature and approved by the Commissioner of Construction Services.

For school construction projects approved during the 1997 legislative session and thereafter, the State pays the costs of its share of construction projects on a progress payment basis during the construction period. Each year the legislature authorizes grant commitments which vary in amounts from year to year. The State has authorized new school construction grant commitments of approximately $345 million which were slated to take effect in fiscal year 2012-2013. As of June 30, 2012, the Commissioner estimated that grant obligations under this program were approximately $2,508 million which included approximately $8,102 million in grants approved as of such date less payments already made of $5,594 million.

Prior to 1997, the grant program was conducted differently. Under the pre-1997 program, school construction project grants are paid to the cities, towns and districts in installments that correspond to the number and time of principal payments due on municipal bonds, or temporary notes renewed for a third or subsequent year, issued to finance project costs. If a project is fully paid from sources other than borrowing, such grants are paid in five annual installments. Grants in support of interest payments correspond to the number and time of such interest payments. As of June 30, 2012, under the pre-1997 grant program, the State is obligated to various cities, towns and regional school districts for approximately $174 million in aggregate principal installment payments and $23 million in aggregate interest subsidies, for a total of $197 million. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under this program.

The legislature has authorized bonds for both grant programs based on the amount of grants that the Commissioner of Construction Services estimates will be paid during each fiscal year. Since there is generally a lapse of one or more years from the time grant commitments are approved to the time grant payments are required to be made, the amount of unpaid grant commitments will be significantly greater than the amount of bonds authorized to fund the grant commitments.

Connecticut Lottery Corporation. The Connecticut Lottery Corporation (the “Corporation”) was created in 1996 as a public instrumentality of the State to operate the State’s lottery pursuant to the Connecticut Lottery Corporation Act (the “CLC Act”). The State and the Corporation purchase annuities under contracts with insurance companies which provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the Corporation all annuities purchased by it, and the Corporation has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. Under the CLC Act, the termination of the Corporation would not affect any outstanding contractual obligation of the Corporation and the State would succeed to the obligations of the Corporation under any such contract. As of June 30, 2012 the current and long-term liabilities of the Corporation totaled $208.183 million.

Pension and Retirement Systems

State Employees’ Retirement Fund. The State Employees’ Retirement Fund is one of the systems maintained by the State with approximately (i) 47,868 active members, consisting of 37,173 vested members and 10,695 non-vested members, (ii) 1,561 deferred vested members, and (iii) 43,887 retired members and beneficiaries as of June 30, 2012.

As of February 28, 2013, since fiscal year ending June 30, 1979, payments into the State Employees’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal years ending June 30, 2004, June 30, 2009, June 30, 2010, June 30, 2011 and June 30, 2012, have been sufficient to meet benefits paid from the fund in such year. Payments into the fund are made from employee contributions, General and Special Transportation Fund appropriations and grant reimbursements from Federal and other funds. State contributions to the fund are made monthly on the basis of transfers submitted by the Office of the State Comptroller.

November 2012 Actuarial Valuation. The State Employees Retirement Commission (the “Commission”) received an actuarial valuation dated November 5, 2012. The valuation was prepared as of June 30, 2012 and included changes to the actuarial assumptions adopted by the Commission based on an experience investigation report dated September 12, 2012 prepared by the actuaries for the State Employees’ Retirement Fund for the four-year period ending June 30, 2011, assessing the reasonableness of the actuarial assumptions and valuation methods used by the retirement system. The November 2012 actuarial valuation indicated that the State Employees’ Retirement Fund had assets with an actuarial value of $9,745.0 million as of June 30, 2012. The November 2012 actuarial valuation also indicated that the market value of the State Employees’ Retirement Fund’s investment assets was $8,468.5 million as of June 30, 2012, including cash in custody and certain receivables. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions. The November 2012 actuarial valuation indicated that as of June 30, 2012, the State Employees’ Retirement Fund had actuarial accrued liabilities of $23,018.8 million and an unfunded actuarial accrued liability of $13,273.8 million. The November 2012 actuarial valuation indicated that as of June 30, 2012 the State Employees’ Retirement Fund had a funded ratio of 42.3% based on the actuarial value of the assets. Based on the stated market value of assets, the State Employees’ Retirement Fund had a funded ratio of 36.8% as of June 30, 2012.

The November 2012 actuarial valuation was based upon an 8.00% earnings assumption, projected salary increases of 4.0% to 20.0%, cost-of-living adjustments of 2.3% to 3.6%, a social security wage base of 3.5%, inflation at 3.75%. In addition, the valuation recalculated the actuarial value of assets for the past four valuations so that the actuarial value of assets recognizes 20% of the difference between the market value of assets and the expected actuarial value of assets. Benefits for members retiring from service on or after the Langley v. State Employees Retirement Commission decision were assumed to increase by 0.084% as a result of the revised treatment of longevity pay. Retroactive application of Langley has been reflected in the valuation to the extent impacted retiree benefits have been recalculated. The valuation used an amortization period of 19 years.

The November 2012 actuarial valuation uses the projected unit credit actuarial cost method to calculate the annual amortization payments needed to amortize the State Employees’ Retirement Fund’s unfunded actuarial accrual liability. In the experience investigation report dated September 12, 2012, the actuaries indicated there was no issue with this method, however, they suggested that the Commission might want to consider changing to the entry age normal cost method for several reasons, including that it was the only method allowed under new Governmental Accounting Standards Board (“GASB”) standards. Changing to the entry age normal cost method would increase the unfunded accrued liability, decrease the funding ratio and increase the employer annual required contribution rate. The valuation cost method currently in place may not be changed without the agreement of the State Employees Bargaining Agent Coalition (“SEBAC”) and approval by the legislature. Based on the September 2012 experience investigation report, the following changes to the actuarial assumptions used in the November 2012 actuarial valuation from those used in the valuation dated November 15, 2010 were made: (1) the investment return assumption was changed from 8.25% to 8.00%, (2) the price inflation adjustment was changed from 3.00% to 2.75%, and (3) demographic changes in the rates of withdrawal, disability and mortality, increasing the annual employer contribution by 2.97% from fiscal year ending June 30, 2011 to June 30, 2012 and resulting in a 2.6% in the funded ratio of the plan. Pursuant to the statutory provisions applicable to the State Employees’ Retirement Fund and agreements between the State and SEBAC, the Fund’s unfunded actuarial accrual liability is amortized as a level percent of payroll over a declining period of years, beginning with 40 years as of July 1, 1991. As of February 28, 2013, the State was in year 21 of an initial 40 year amortization period. While this method of funding is projected to lead lead to full funding by the end of the amortization period, the repayment of the unfunded actuarial accrual liability is not level. Because of this, even if the State were to contribute the full amount of the actuarially recommended contributions and all other actuarial assumptions were met, the unfunded actuarial accrual liability for the State Employee’s Retirement Fund is not projected to be reduced significantly until the latter years of the amortization period. Following full amortization of the unfunded actuarial accrual liability, the actuarially recommended contribution would decrease substantially as it would consist solely of the funding of normal costs representing the portion of the present value of retirement benefits that are allocable to active members’ current year of service. Two collective bargaining agreements with SEBAC negotiated in 1996 and 1997 (“SEBAC IV” and “SEBAC V”, respectively) designed to take advantage of sizable market gains in plan assets at the time, have the effect of extending the period that the unfunded actuarial accrual liability is expected to increase.

The November 2010 actuarial valuation determined an employer contribution requirement of $1,045.0 million for fiscal year ending June 30, 2013, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions, which contribution was sufficient to meet GASB standards. To meet the State’s annual contribution requirement for fiscal year ending June 30, 2013, $715.5 million was appropriated from the General and Special Transportation Funds. Based on projections by the Office of Policy and Management, it was anticipated that contributions to the fund for fiscal year ending June 30, 2013 from grant reimbursements from Federal and other funds would be sufficient to meet the balance of the annual contribution requirement.

The November 2012 actuarial valuation determined the following employer contribution requirements, which contributions were sufficient to meet GASB standards: (i) $1,268.9 million for fiscal year ending June 30, 2014; and (ii) $1,379.2 million for fiscal year ending June 30, 2015, resulting in an annual employer contribution rate of 37.82% of payroll and 43.94% of payroll, respectively. The contribution amounts determined for fiscal years ending June 30, 2014 and June 30, 2015 had not yet been included in any adopted budget by the State as the budget for these years were not yet due. The proposed budget submitted by the Governor on February 6, 2013 for the fiscal year 2014-2015 biennium contains appropriations sufficient, together with anticipated grant reimbursements from the federal government and other funds, to fully fund the employer contribution requirements for such biennium.

Investment Returns. For periods ending June 30, 2012, the Treasurer has realized annualized net returns on investment assets in the State Employees’ Retirement Fund of 7.44% over the past twenty years, of 5.82% over the past fifteen years, of 5.91% over the past ten years and of 1.07% over the past five years. These annualized net returns incorporate the impact of the negative return on investment assets resulting from the downturn in the financial markets during the fall of 2008 through spring of 2009.

Contribution, Eligibility and Benefits Requirements. Generally, State employees hired before July 2, 1984 participate in the Tier I plan of the State Employees’ Retirement Fund, which requires employee contributions. As of July 1, 2012, approximately 7% of the total work force was covered under the Tier 1 Plan. Other employees generally participate in the Tier II Plan, which is non-contributory for certain members and provides somewhat lesser benefits. As of July 1, 2012, approximately 36% of the total workforce was covered under the Tier II Plan. Employees hired after July 1, 1997 participate in the Tier IIA Plan, which requires contributions from its employee members. As of July 1, 2012, approximately 53% of the total work force was covered under the Tier IIA Plan. SEBAC 2011 provides for two new retirement plans for state employees first hired on and after July 1, 2011, Tier III and, for unclassified employees of the Connecticut State System of Higher Education and the central office staff of the Department of Higher Education only, the Hybrid Plan. SEBAC 2011 also provides a one-time, irrevocable opportunity for current members of the Connecticut Alternate Retirement Program to transfer membership to the new Hybrid Plan and purchase credit for their prior state service in that plan at the full actuarial cost.

The average annual benefit payable to a retired Tier I, Tier II or Tier IIA member in the fiscal year ending June 30, 2012 was approximately $39,950, $23,468, and $8,416, respectively. There were no retired Tier III or Hybrid Plan members receiving benefits in fiscal year ending June 30, 2012. The State Employees’ Retirement Fund also provides disability and pre-retirement death benefits.

2012 Investigation Report. The State Employees’ Retirement Commission received a final experience investigation report dated September 12, 2012 prepared by the actuaries for the State Employees’ Retirement Fund for the four-year period ending June 30, 2011, assessing the reasonableness of the actuarial assumptions and valuation methods used by the retirement system. As a result of the study, the actuaries recommended that certain assumptions be revised by the State Employees’ Retirement Fund for future use. The recommendations were considered by the State Employees Retirement Commission’s Actuarial Subcommittee at its meetings held on August 22, 2012 and September 12, 2012. The revised assumptions were to be incorporated into the actuarial valuation to be completed as of June 30, 2012 and used to calculate the State’s employer contribution requirements for the fiscal years ending June 30, 2014 and June 30, 2015.

Generally, the actuaries’ final report found the current economic assumptions to be within a reasonable range of assumptions; however, they made recommendations that have been considered by the Actuarial Subcommittee. These include assumed price inflation of 2.75%, investment return of 8.00%, and wage inflation of 3.75%. The actuaries also recommended that some of the demographic assumptions be changed, including a slight decrease in the total number of withdrawals from active service, an increase in disability retirement and a decrease in the mortality rate, with no changes to service retirement and salary scale. The State Employees Retirement Commission accepted the recommendations made by the Actuarial Subcommittee which approved the demographic and economic assumptions which would result in changes to the unfunded accrued liability, funding ratio and annual required contribution rates.

The actuaries’ analysis of the impact of the recommended changes, if applied to the results of the February 2012 interim actuarial valuation as of June 30, 2011, would result in an increase in the unfunded accrued liability from $11,004.0 million to $12,213.7 million, a decrease in the funding ratio from 47.9% to 45.3%, and an increase in the employer annual required contribution rate from 28.86% to 31.92% of payroll.

The actuaries performed a statistical analysis of long-term expectations and analyzed the 25th and 75th percentile of long-term return expectations consistent with Actuarial Standards of Practice and recommended a reasonable range for the investment return assumption of 7.3% to 9.1% based on a price inflation of 3%. The 8.25% return assumption was revised to 8.00% which continues in the reasonable range for investment return assumptions.

Currently, the projected unit credit cost method is used in the Fund’s actuarial valuation. While the actuaries indicated there was no issue with this method, they suggested the Commission may want to consider changing to the entry age normal cost method for several reasons, including that it is the only method allowed under new GASB standards. The valuation cost method in place may not be changed without the agreement of SEBAC and approval by the legislature. Under this scenario, if applied to the February 2012 interim actuarial valuation results as of June 30, 2011 and further incorporating the other recommended changes indicated in the experience investigation report, the unfunded accrued liability would increase to $12,904.4 million, the funding ratio would decrease to 44.0%, and the employer annual required contribution rate would increase to 32.67% of payroll.

Teachers’ Retirement Fund. The Teachers’ Retirement Fund, administered by the Teachers’ Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of the State, with certain exceptions. While setting and paying salaries for teachers, municipalities do not provide contributions to the maintenance of the fund. As of June 30, 2012, there were (i) 63,693 active and former employees, consisting of 49,808 active members, 1,609 inactive vested members and 12,276 inactive non-vested members, (ii) 32,032 retired members and beneficiaries, and (iii) 262 members on disability allowance.

As of February 28, 2013, since the fiscal year ending June 30, 2004, payments into the Teachers’ Retirement Fund and investment income in each fiscal year, with the exception of the fiscal year ending June 30, 2008, have been less than the benefits paid from the fund in such year. Contributions to the fund are made by employees and by General Fund appropriations from the State, State contributions to the fund are made quarterly on the basis of certifications submitted by the Teachers’ Retirement Board and are funded with annual appropriations from the General Fund. State contributions to the Fund for the fiscal year ending June 30, 2008 included $2.0 billion of the proceeds of the State’s $2,276,578,270.75 Taxable General Obligation Bonds (Teachers’ Retirement Fund 2008 Series).

The Teachers’ Retirement Board received an actuarial valuation as of June 30, 2012 dated October 24, 2012. The actuarial value of the Teachers’ Retirement Fund’s investment assets, as reported in the October 2012 valuation, was $13,734.8 million as of June 30, 2012. As of June 30, 2012, the market value of the fund’s investment assets was $13,473.7 million. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions. The October 2012 actuarial valuation indicated that as of June 30, 2012, the Teachers’ Retirement Fund had actuarial accrued liabilities of $24,862.2 million and an unfunded actuarial accrued liability of $11,127.4 million. Based on a market value of assets, the Teachers’ Retirement Fund had a funded ratio of 55.19% as of June 30, 2012. The October 2012 actuarial valuation indicated that as of June 30, 2012 the Teachers’ Retirement Fund had a funded ratio of 55.24% based on the actuarial value of the assets.

The October 2012 actuarial valuation was based upon the same actuarial assumptions and methods as the actuarial valuation dated November 3, 2010, after consideration of an experience study dated April 7, 2011 prepared by the actuaries for the Teachers’ Retirement Fund for the five-year period ending June 30, 2010, assessing the reasonability of the actuarial assumptions and valuation methods used by the retirement system. These assumptions included an 8.50% earnings assumption, and projected salary increases of 4.0% to 7.50% and cost-of-living adjustments of 3.0% annually for members retired before September 1992 and 2.0% for members retired on and after September 1, 1992. The October 2012 actuarial valuation uses an amortization method that calculates the amortization payment for the Teachers’ Retirement Fund’s unfunded actuarial accrued liability, that is included in the actuarially recommended employer contribution requirement rate of contribution based on a level percentage of payroll payments over a declining period of years, starting with 40 years as of July 1, 1991 for the contribution for the fiscal year beginning July 1, 1992. The net effective amortization period for the computed State contribution amounts for the fiscal years ending June 30, 2012 and June 30, 2013 is 22.4 years. While this method of funding is projected to lead to full funding by the end of the amortization period, the repayment of the UAAL is not level. Because of this, even if the State were to contribute the full amount of the actuarially recommended contributions and all other actuarial assumptions were met, the UAAL for the Teachers’ Retirement Fund is not anticipated to be reduced significantly until the latter years of the amortization period. Following full amortization of the UAAL, the actuarially recommended contribution would decrease substantially as it would consist solely of the funding of normal costs representing the portion of the present value of retirement benefits that are allocable to active members’ current year of service.

The November 2010 actuarial valuation determined an employer contribution requirement of $787.5 million for fiscal year ending June 30, 2013, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contribution is sufficient to meet GASB standards. To meet the annual contribution requirement for fiscal year ending June 30, 2013, $787.5 million was appropriated. The October 2012 actuarial valuation determined the following employer contribution requirements, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet GASB standards: (i) $948.5 million for fiscal year ending June 30, 2014, and (ii) $984.1 million for fiscal year ending June 30, 2015. The State has not appropriated such amounts as the State’s budget for such years is not yet due. The proposed budget submitted by the Governor on February 6, 2013 for the fiscal year 2014-2015 biennium contains appropriations sufficient to fully fund the employer contribution requirements for these years.

For periods ending June 30, 2012, the Treasurer had realized annualized net returns on investment assets in the Teachers’ Retirement Fund of 7.56% over the past twenty years, of 5.95% over the past fifteen years, of 6.08% over the past ten years, and of 1.27% over the past five years. These annualized net returns incorporate the negative return on investment assets resulting from the general market downturn during the fall of 2008 through spring of 2009.

Public Act No. 07-186 authorized the issuance of general obligation bonds (“TRF Bonds”) of the State in amounts sufficient to fund a $2.0 billion deposit to the Teachers’ Retirement Fund plus amounts required for costs of issuance and up to two years of capitalized interest. The Secretary of the Office of Policy and Management and the State Treasurer subsequently determined that issuance of such bonds would be in the best interests of the State, and in April 2008 the State issued $2,276,578,270.75 of such bonds.

Section 8 of Public Act No. 07-186 provides that in each fiscal year that any TRF Bonds (or any refunding bonds) are outstanding, there shall be deemed appropriated from the General Fund an amount equal to the annual required contribution to the Teachers’ Retirement Fund, and such amount shall be deposited in the fund in such fiscal year. The amounts of the annual required contributions for each biennial budget shall be based on the actuarial valuation required to be completed by the December 1 prior to the beginning of the next biennial budget. Under Section 8, the State has pledged to and agreed with the holders of any TRF Bonds that, so long as the actuarial evaluation of the Teachers’ Retirement Fund is completed and the certification of the annual contribution amounts is made as required by such Section, no public or special act of the General Assembly shall diminish such required contribution until such bonds, together with interest thereon, are fully met and discharged unless adequate provision is made by law for the protection of the holders of the bonds. Such contributions may be reduced in any biennium, however, if (i) the Governor declares an emergency or the existence of extraordinary circumstances (which may include changes in actuarial methods or accounting standards) in which the provisions of Section 4-85 of the Connecticut General Statutes is invoked, (ii) at least three-fifths of the members of each Chamber of the General Assembly vote to diminish such required contributions during the biennium for which the emergency or extraordinary circumstances are determined, and (iii) the funded ratio of the fund is at least equal to the funded ratio immediately after the sale of the bonds in accordance with the actuarial method used at the time. If such conditions are met, the funding of the annual required actuarial contribution may be diminished, but in no event shall such diminution result in a reduction of the funded ratio of the fund by more than 5% from the funded ratio which would otherwise have resulted had the State funded the full required contribution, or the funded ratio immediately after the sale of the bonds, whichever is greater.

Effective July 1, 1992, each member of the Teachers’ Retirement Fund is required to contribute 6% of annual salary for the pension benefit. The State’s contribution requirement is determined in accordance with Section 10-183z of the General Statutes, which requires the retirement system to be funded on an actuarial reserve basis.

Eligibility for normal retirement benefits is available at age 60 for those with 20 years of credited service in Connecticut, or 35 years of credited service including at least 25 years of service in Connecticut. The normal retirement benefit is 2% of average annual salary received during three years of highest salary times years of credited service (maximum benefit is 75% of average annual salary received during three years of highest salary), subject to certain maximum dollar limits under the Internal Revenue Code of 1986, as amended. In addition, amounts derived from the accumulation of supplemental account contributions made prior to July 1, 1989 and voluntary contributions by the member are payable. Effective January 1, 1999, there is a minimum monthly retirement benefit of $1,200 to members who retire under the normal retirement provisions and who have completed at least 25 years of full time Connecticut service at retirement. The plan also provides reduced early retirement and pro-ratable retirement benefits, disability benefits, return with interest on certain contributions upon termination of employment, and pre-retirement death benefits for spouses and dependent children. The average annual benefit payable to a retired member in fiscal year ending June 30, 2012 was approximately $46,333.

A board of education may offer a retirement incentive plan. Such plan is required to provide for the purchase by the board of education and a member of the system who chooses to participate in the plan, of additional credited service from the Teachers’ Retirement Fund for such member and for payment by the board of education of not less than 50% of the entire cost of such total cost. Any such plan shall specify a maximum number of years to be purchased, not to exceed five. Members must have attained age 50 and be eligible for retirement with the additional purchased service. The amount of service purchased cannot exceed the lesser of five years or one-fifth of the member’s credited service.

Social Security and Other Post-Employment Benefits. State Police whose employment commenced after February 21, 1958 but before May 8, 1984 are not entitled to social security coverage; pursuant to a collective bargaining agreement, State Troopers hired on or after May 8, 1984 are entitled to Social Security coverage. Members of a retirement system other than the State Employees’ Retirement Fund (and thus most teachers), whose employment commenced after February 21, 1958 are not entitled to social security coverage except that pursuant to a collective bargaining agreement, members of the Connecticut Alternate Retirement Program hired on or after July 13, 1990 are entitled to social security coverage and members hired prior to that date were provided with the one-time option to elect such coverage effective July 13, 1990. Other State employees are entitled to Social Security coverage. As of June 30, 2012, approximately 58,111 State employees were entitled to Social Security coverage. The amount expended by the State for Social Security coverage for the fiscal year ending June 30, 2012 was $228.0 million. Of this amount, $215.0 million was paid from the General Fund and $13.0 million was paid from the Special Transportation Fund. As of February 28, 2013, the State had appropriated $236.4 million for Social Security coverage for the fiscal year ending June 30, 2013. Of this amount, $218.5 million had been appropriated from the General Fund and $17.9 million had been appropriated from the Special Transportation Fund.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State finances the cost of such benefits on a pay-as-you-go basis. The State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits and post-retirement life insurance benefits in future years. All employees hired on or after July 1, 2009 are required to contribute 3% of salary through their tenth year of service, to be deposited into the trust. Commencing July 1, 2010, employees with less than five years of service are required to contribute 3% of salary through their tenth year of service, to be deposited into the trust. SEBAC 2011 extended the requirement of trust contributions to all other State employees to be phased in beginning July 1, 2013, as follows: 0.5% of salary for the fiscal year ending June 30, 2013, 2.0% of salary for the fiscal year ending June 30, 2014, and 3.0% of salary for fiscal ending June 13, 2015 and thereafter, with a period of required contribution of ten years or to the beginning of retirement (whichever occurs first). As of June 30, 2012, the fair market value of the State and employee contributions to the trust and related interest totaled $73.2 million. The trust contributions are invested in the Combined Investment Funds. The State will need to make significant General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years. For fiscal year ending June 30, 2012,

General Fund expenditures on post-retirement health care and life insurance benefits were $562.2 million and $4.4 million, respectively. As of February 28, 2013, for fiscal year ending June 30, 2013, the projected General Fund expenditures on post-retirement health care and life insurance benefits were $531.9 million and $4.5 million, respectively.

Implementation of GASB Statement No. 45 regarding accounting and financial reporting for post-employment benefits other than pensions requires the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for the fiscal year ending June 30, 2008. The State received an actuarial report dated May 16, 2012 with respect to the State’s liability for post-retirement health care benefits (which include medical, prescription drug, dental and life insurance benefits) for eligible persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System. The May 2012 valuation indicates an OPEB actuarial accrued liability as of June 30, 2011 of $17.954 billion and an unfunded actuarial accrued liability of $17.905 billion, a decrease of approximately $8.662 billion in unfunded actuarial accrued liability as determined by the prior actuarial valuation dated April 1, 2008. The actuarial valuation determined the amount of the annual required contribution for fiscal year ending June 30, 2012, based on a projected unit credit actuarial cost method and level percent-of-payroll amortization over 30 years (with 26 years remaining as of June 30, 2011), to be $1.355 billion, and the annual OPEB cost to be $1.405 billion, applying a 5.7% discount rate. The annual OPEB cost adjusts the annual required contribution for timing differences between the annual required contribution and contributions in relation to the annual required contribution. The May 2012 valuation indicates a net OPEB obligation of $4.930 billion for the fiscal year ending June 30, 2011. The net OPEB obligation is the cumulative difference between the annual required contribution and actual contributions made, with adjustments for timing differences between cash and accrual accounting and to prevent double counting of OPEB plan costs. The May 2012 valuation included the following assumptions (i) a discount rate of 5.7%, (ii) updated medical, prescription drug and dental claim costs for recent experience and adjusting trend rates on each, (iii) an explicit administrative expense of $271 per participant increasing at 3% per year, (iv) adjustment of the assumption for Medicare Part B as well as the associated trend assumption, and (v) adjustment of the retiree contribution increase rate. The valuation includes the evaluation of recent plan changes made pursuant to SEBAC 2011. The State anticipates receiving in March 2013 a draft valuation as of June 30, 2012 with respect to the State’s liability for post-retirement health care benefits for eligible persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System.

For fiscal years ending June 30, 2008 through June 30, 2012, the State paid $498.2 million, $521.9 million, $525.5 million, $524.6 million and $518.2 million, respectively, for eligible employees’ health care costs. For fiscal years ending June 30, 2008 through June 30, 2012, the State paid $450.4 million, $434.6 million, $527.9 million, $490.9 million and $562.2 million, respectively, for retirees’ health care costs. As of October 4, 2013, the State had appropriated and allotted $604.4 million for eligible employees’ and $614.1 million for retirees’ health care costs in fiscal year ending June 30, 2013.

The State is required to make General Fund appropriations to the Teachers’ Retirement Board to cover one-third of retiree health insurance costs plus any portion of the balance of such costs which is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. Legislation which became effective on July 1, 1998 generally requires the State to subsidize the health insurance costs of retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan in a manner consistent with its prior practice of subsidizing the health insurance costs of those retired teachers who were members of the Board’s health benefit plan. Legislation which became effective on July 1, 2008 generally requires the State to provide an additional health insurance subsidy of at least $110 per month on behalf of retired teachers who are ineligible to participate in Medicare Part A “premium free” and who pay at least $220 per month to participate in the local board of education retiree health benefit plans. As of February 28, 2013, no General Fund appropriations to the Teachers’ Retirement Fund to cover retiree health insurance costs had been made for the fiscal years ending June 30, 2010 and June 30, 2011. The State made General Fund appropriations of $32.3 million and $34.4 million for the fiscal years ending June 30, 2012 and June 30, 2013, respectively, to subsidize the Teachers’ Retirement Health Insurance Fund. The Governor’s midterm budget adjustments for the fiscal year ending June 30, 2013, reduced the State’s appropriation to 25% ($22.3 million), and utilized Medicare Part D prescription drug reimbursements to offset in part the State’s share of retiree health costs. The Teachers’ Retirement Board is monitoring the impact of the reduction in State funding for the fiscal year ending June 30, 2013. As of February 28, 2013, the Teachers’ Retirement Health Insurance Fund was invested in the Short Term Investment Fund. Fund assets do not constitute plan assets for purposes of GASB Statements Nos. 43 and 45, and for actuarial valuation purposes fund assets are not treated as valuation assets available to offset the accrued liability of the plan. Since July 1, 1994, retiree health benefits sponsored through the Teachers’ Retirement Board have been self-insured.

Implementation of GASB Statement No. 45 requires the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements. The Teachers’ Retirement Board received an actuarial valuation dated October 2012 of the State’s liability as of June 30, 2012 with respect to post-retirement health care benefits for members of the Teachers’ Retirement Fund and for retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan. The actuarial liability is determined directly as the present value of benefits accrued to date, where the accrued benefits for each member is the pro-rata portion (based on service to date) of the projected benefit payable. The report indicates an actuarial accrued liability as of June 30, 2012 of $3,048.3 million on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. Against these liabilities, as of June 30, 2012 the plan had no present assets for valuation purposes. The actuarial valuation determined a $180.5 million employer contribution requirement for the fiscal year ending June 30, 2013 and $187.2 million for fiscal year ending June 30, 2014, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions and applying a 4.5% discount rate.

LITIGATION

The State and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. The final outcomes of most of these legal proceedings are not, in the opinion of the Attorney General, either individually or in the aggregate likely to have a material adverse impact on the State’s financial position.

There are, however, several legal proceedings which, if decided adversely against the State, either individually or in the aggregate may require the State to make material future expenditures or may impair revenue sources. It is not possible to determine the impact that the outcomes of these proceedings, either individually or in the aggregate, could have on the State’s financial position. Among these proceedings, an adverse judgment in the matters described below, in the opinion of the Attorney General, individually could have a fiscal impact on the State of $15 million or more.

Sheff v. O’Neill is a Superior Court action originally brought in 1989, on behalf of school children in the Hartford school district. In 1996, the State Supreme Court reversed a judgment the Superior Court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Choices and Opportunities, in response to the Supreme Court decision.

In December 2000 the plaintiffs filed a motion seeking to have the Superior Court assess the State’s compliance with the State Supreme Court’s 1996 decision. Before the Superior Court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Superior Court on March 12, 2003. That agreement obliged the State over a four year period to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary inter-district busing program in the Hartford area, and work collaboratively with the plaintiffs in planning for the period after the four year duration of the proposed order. That agreement expired in June, 2007, and the anticipated costs of that agreement have been expended.

On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the Superior Court granted that motion. On July 5, 2007, the plaintiffs filed a motion for an order to enforce the judgment and to order a remedy, alleging that the State remained in material non-compliance with the Sheff mandate. In November 2007, the Superior Court began a hearing on the plaintiffs’ motion, and in January 2008 completed that hearing. A decision remained pending.

On April 4, 2008, a tentative settlement between the plaintiffs and the State requiring the State to comply with defined benchmarks over a period of time was presented to the legislature in accordance with Section 3-125a of the Connecticut General Statutes. The legislature approved the settlement on May 4, 2008 and the court approved it on June 12, 2008. Thereafter, the City of Hartford also agreed to settle with the parties. The court approved this settlement by stipulation on August 28, 2008. Under these settlements and court orders, the State has ongoing obligations to work toward certain enumerated goals by June 30, 2013 aimed at reducing racial, ethnic and economic isolation in the Hartford public schools, as detailed in the orders themselves.

As of October 4, 2013, the 2008 Stipulation required that the State meet 80% of demand for reduced racially isolated school settings by end of year 5 (June 2013). The State met 72% of demand for year 5. Because the State fell short of the 80% goal by more than 1%, it may be deemed a material breach which may result in court action. However, under the Stipulation, notwithstanding a failure to meet the 80% demand standard, there is no material breach if a minimum of 41% of Hartford-resident minority students are in a reduced-isolation setting by the end of Year 5. The current figures indicate that just under 37% of Hartford resident minority students are in reduced isolation settings. Per the Stipulation, the parties were permitted to enter into negotiations beginning in September 2012 to extend the Stipulation one year to June 2014 in order to permit further progress towards benchmarks. In May 2013, an agreement to extend the Stipulation was entered into by the parties. Under the extension of the Stipulation, additional funds will be spent on opening additional settings for students, including adding a further Open Choice incentive payment for districts where four percent (4%) or more enrollment consists of out-of-district students. As of October 4, 2013, the parties had initiated negotiations of the Phase III Settlement Agreement that would require approval by the General Assembly in the next legislative session.

State Employees Bargaining Agent Coalition v. Rowland is a Federal District Court case in which a purported class of laid off State employees have sued the Governor and the Secretary of the Office of Policy and Management alleging that they were laid off in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys’ fees and costs. The defendants moved to dismiss the action based on absolute immunity, and that motion was denied on January 18, 2005. The defendants appealed that decision to the U.S. Court of Appeals. On July 10, 2007, the U.S. Court of Appeals remanded the case back to the District Court for trial. The parties subsequently entered into a stipulation of facts and then filed cross-motions for summary judgment on all remaining claims. By ruling dated July 1, 2011, the Court granted the defendants’ motion, denied plaintiffs’ motion, and ordered the case dismissed. That ruling has been appealed by the plaintiffs to the U.S. Court of Appeals, which appeal was argued on August 27, 2012. By order dated May 31, 2013, the Second Circuit sustained the appeal directing that summary judgment enter in plaintiff’s favor on the official capacity claims and remanding for entry of appropriate equitable relief. In addition, the remand order required that the individual capacity claims against the former Governor and Secretary of the Office of Policy and Management proceed through discovery and eventually trial. The Attorney General has publicly announced his intention to seek review by the United States Supreme Court. A petition for writ of certiorari is due 90 days from the date of the Second Circuit’s ruling. As of October 4, 2013, a motion to stay the Second Circuit’s mandate pending filing and disposition of the certiorari petition had been filed and remains pending. The same purported class has brought related state law claims in State Court under the caption Conboy v. State of Connecticut. On October 20, 2006, the Superior Court in Conboy v. State of Connecticut denied the State’s motion to dismiss, and the State had appealed. The appeal was denied and the case has been remanded to the trial court for further proceedings. By agreement of the parties, proceedings in the state court action have been stayed pending disposition of the federal court action.

State of Connecticut v. Philip Morris, Inc., et al., is the action that resulted in the 1998 Master Settlement Agreement (“MSA”), through which Connecticut and fifty-one other states and territories resolved their claims against the major domestic tobacco manufacturers. The Connecticut Superior Court retains continuing jurisdiction over disputes involving the MSA. From 2004 through 2008, the State was engaged in litigation against several tobacco companies that participate in the MSA regarding the calculation of the companies’ payments to the State for the year 2003. The litigation focused on whether the parties’ payment dispute must be decided by the state courts or by an arbitration panel. In December 2008, the Connecticut Supreme Court sided with the tobacco companies and ruled that the MSA requires all aspects of the payment dispute to be arbitrated. As of February 28, 2013, there was an ongoing multistate arbitration proceeding regarding the calculation of the 2003 payments. If that arbitration results in a decision adverse to the State, and that decision is upheld in court, it could result in a substantial reduction of Connecticut’s annual MSA payment for some future year. A similar demand for arbitration is pending regarding the calculation of the 2004 payments. Further arbitrations could, at some point, result in substantial reductions in Connecticut’s annual MSA payments for some future years. It is not known when there will be a decision as to Connecticut or any other state. A minority of states and the tobacco manufacturers have proposed a partial settlement of the arbitration, which a majority of the states, including Connecticut, opposed on the grounds that it violates the MSA. As of February 28, 2013, consideration of the settlement proposal was delaying the arbitration hearings, and a further hearing on the settlement proposal was scheduled for March 7, 2013. As of October 4, 2013, the parties had reached a settlement approved by the arbitrators which settlement could be challenged in one or more state courts.

In Connecticut Coalition for Justice in Education Funding et al. v. Rell, et al., brought in Hartford Superior Court, the plaintiffs are a non-profit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children who reside in selected rural, suburban and urban municipalities in the State. Plaintiffs claim the students’ State constitutional rights to a free public education under Article VIII, Section 1, equality of rights under Article I, Section 1 and equal protection of the laws under Article 1, Section 20 are being violated by the alleged inequitable and inadequate financing of their schools by the State. In particular, plaintiffs claim for a variety of reasons that the State’s primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for some students, as purportedly reflected by both the educational challenges they face and their poor performance on state standardized measures. The action seeks a declaratory judgment from the Court, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing court jurisdiction and attorney fees and costs under 42 United States Code Section 1983, on the grounds that minority students have been disproportionately impacted. The court ruled that the Coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims. The plaintiffs sought to replead to overcome the impact of this ruling. The defendants moved to strike the plaintiffs’ claims for a “suitable” education under the State Constitution. On September 17, 2007, the Superior Court issued a ruling granting the State’s motion to strike three counts of the plaintiffs’ complaint. After the court’s ruling, one count of the plaintiffs’ complaint remained, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State constitution. The State did not move to strike that count. The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court. On March 30, 2010 a plurality of the Supreme Court reversed the trial court, ruled that the State Constitution guarantees public school students a right to suitable educational opportunities and remanded the case for a determination of whether such opportunities are being provided. As of February 28, 2013, the Court had established a schedule for discovery and scheduled a trial to commence in 2014. However, by motion dated January 9. 2013, the State has renewed its request that the operative complaint be dismissed. The State challenged CCJEF’s standing to bring the ease and argues that the case is both moot because the educational system in place at the time the suit was filed has substantially changed, and not yet ripe for adjudication because the process of implementing the Governor’s far-ranging educational reform has not yet been completed. As of February 28, 2013, the State’s motion to dismiss remained pending. The State was also seeking to modify the scheduling order, including by extending the trial date set for 2014.

Juan F. v. Malloy. Since 1991, the State Department of Children and Families has been operating under the provisions of a federal court-ordered consent decree in the Juan F. v. Malloy case. In October 2003 the State entered into an agreement with the Juan F. Court Monitor and lawyers representing the plaintiff class of children in the child welfare system designed to end judicial oversight of the agency by November 2006. The agreement was approved and ordered by the court. The agreement included the establishment of a Transition Task Force, which included the Juan F. Court Monitor, who was given full and binding authority to develop an Exit Plan. The Court Monitor’s Exit Plan includes an open-ended funding provision (virtually identical to that contained in the Consent Decree). The State has objected to this provision of the Exit Plan, which was adopted by the court in December 2003, claiming in part that the Exit Plan requires the State to provide open-ended funding to implement the plan which could violate the State’s constitutional cap on spending. On February 10, 2004 the court denied the State’s request to reconsider the funding provision. In 2005 the Court entered orders that ended the Transition Task Force and revised the monitoring order, but left in place the open-ended funding provision. The State has indicated that, as of February 28, 2013, it was working to meet the requirements of the Exit Plan. By letter dated May 5, 2008, the plaintiffs notified the defendants and the Court Monitor of their view that the defendants “are in actual or likely noncompliance” with two provisions of the revised monitoring order. Pursuant to the order, the parties had to engage in a period of mediation, after which the Court, if there were no negotiated resolution, could make findings and issue orders. As a remedy, the plaintiffs requested the appointment of a limited receiver tailored to address the defendants’ performance regarding the two identified provisions. On July 17, 2008 the Court approved a stipulation by the parties resolving the plaintiffs’ claims of noncompliance with these two provisions. The State has continued to work with the plaintiffs and the Court Monitor to meet the requirements of the Exit Plan, On April 13, 2010, the State moved to vacate the consent decree and the Exit Plan, arguing that DCF had substantially complied with their provisions and that further judicial oversight is, therefore, unwarranted. That motion, which was opposed by plaintiffs and the Child Advocate, acting as amicus curiae, was denied on September 22, 2010. The Court directed the parties to meet with the Court Monitor to determine whether adjustments should be made to the methods of evaluating DCF’s performance. On August 17, 2010, the Court ruled that children receiving voluntary services—a program permitting parents to obtain services for disabled children without relinquishing custody—are included in the Juan F. class and entered an order prohibiting cessation of new admissions to the program. A motion for reconsideration of that ruling was denied on December 22, 2010. The Court Monitor’s report for the period ending September 30, 2012 indicates that DCF was in compliance with 15 of 22 outcome measures during the reporting period. As of February 28, 2013, the Exit Plan requires compliance with all 22 outcome measures as a condition precedent for ending judicial oversight of DCF. Rather than wait until the Department is in compliance with all 22 outcome measures, by agreement of the parties, as of October 4, 2013, the Court Monitor had begun the process of pre-certifying the outcome measures for compliance through a case review process. As of October 4, 2013, 10 of the 22 measures have been pre-certified by the Monitor, meaning the Department is in compliance with those 10 measures. The parties and the Court Monitor are meeting regularly to continue the pre-certification of the remaining measures, to determine which measures are needed to comply with the Exit Plan and working towards the goal of ending the federal court oversight.

Indian Tribes. While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State of Connecticut. Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. It is possible that other land claims could be brought by other Indian groups, who have petitioned the Federal Government for Federal recognition. In any of the land claims matters, irrespective of whether federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

Schaghticoke Tribal Nation. An additional suit was filed by the alleged Schaghticoke Tribal Nation claiming ownership of privately and town held lands in the Town of Kent. The State is not a defendant to that action. In February 2012, the land claim defendants filed a motion for judgment on the pleadings, and on September 30, 2012, the district court granted the motion and entered judgment of dismissal. As of February 28, 2013, the Schaghticoke Tribal Nation had appealed the dismissal to the U.S. Court of Appeals for the Second Circuit, and the appeal remains pending. In February 2004 the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the Federal Department of Interior Board of Appeals, which on May 13, 2005 vacated the determination and remanded the matter to the Federal Bureau of Indian Affairs for reconsideration. On October 12, 2005 the Federal Bureau of Indian Affairs declined to acknowledge the Schaghticoke Tribal Nation, and the alleged Tribe appealed that decision to the United States District Court. The District Court dismissed the appeal on August 22, 2008, and the Schaghticoke Tribal Nation appealed that decision to the U.S. Court of Appeals for the Second Circuit. The land claims have been stayed pending the resolution of the federal recognition matter. On October 19, 2009 the Court of Appeals denied the appeal and affirmed the District Court’s ruling. The Schaghticoke Tribal Nation filed a petition for writ of certiorari with the U.S. Supreme Court seeking review of the Court of Appeals’ decision, and on October 4, 2010, the petition was denied. As of October 4, 2013, the land claims were no longer stayed given the resolution of the federal recognition matter.

Eastern Pequot Tribe. In June 2002 the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Historic Eastern Pequot tribe. The State appealed the decision to the Federal Department of the Interior Board of Appeals, which on May 13, 2005 vacated the determination and remanded the matter to the Federal Bureau of Indian Affairs for reconsideration. On October 12, 2005, the Federal Bureau of Indian Affairs declined to acknowledge this group as an Indian tribe. On January 13, 2012, a group claiming to represent the Eastern Pequot filed an appeal in the Federal District Court for the District of Columbia, challenging on various grounds the denial of federal recognition. In April 2012, the Federal Government filed a motion to dismiss the appeal and the district court granted the motion to dismiss on March 31, 2013.

State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al., is an action in Federal District Court brought in February of 2006, on behalf of individuals with mental illness in nursing facilities in the State. The plaintiffs claim that the State has violated the Americans with Disabilities Act by failing to provide services for the identified group in the most integrated setting appropriate to the needs of the qualified individuals. In September 2007 the Court dismissed the plaintiffs case for lack of standing, although it left open the ability for proper plaintiffs to replead. On September 8, 2008, the plaintiffs filed an amended complaint adding five nursing home residents as plaintiffs in addition to the Office of Protection and Advocacy for Persons with Disabilities. By ruling and order dated March 31, 2010, the Court denied the defendants’ motions to dismiss the amended complaint and granted the plaintiffs’ motion for class certification. The Court had established a schedule for discovery and anticipated trial date, but as of February 28, 2013, the matter had been stayed by agreement of the parties while the parties discuss possible settlement. As of October 4, 2013, the parties continued to make substantial progress towards a negotiated resolution.

Connecticut Association of Health Care Facilities v. Rell. On January 28, 2010, a trade association representing for-profit nursing homes filed a lawsuit in federal court against Governor Rell. The lawsuit alleges that the nursing homes are systemically undercompensated under Connecticut’s Medicaid payment system in violation of the federal Medicaid Act and State and federal constitutional guarantees against the taking of private property without just compensation. Although the lawsuit seeks only declaratory and injunctive relief, an adverse ruling requiring substantial modifications to the State’s nursing home Medicaid reimbursement system could have a material fiscal impact on the State. The district court granted the defendants’ motion to dismiss with the exception of one count of the complaint and denied the plaintiff’s request for a preliminary injunction. The plaintiff appealed the denial of the preliminary injunction to the Court of Appeals. The Court of Appeals affirmed the district court’s decision denying the preliminary injunction and denied the plaintiff’s motion for reconsideration and rehearing en banc. The case was stayed in the trial court, until 45 days after the U.S. Supreme Court issued its opinion in three consolidated cases arising out of the U.S. Court of Appeals for the Ninth Circuit addressing the availability of a claim similar to the plaintiff’s, at which time the parties had to jointly report to court. On February 22, 2012, the Supreme Court issued its opinion in Douglas v. Independent Living Center. That decision effectively eliminated most of the plaintiff’s case because of the court’s deference to the federal approval of the Medicaid plan challenged in that case and its identification of the federal Administrative Procedure Act review of that approval as the appropriate avenue for challenging a state plan instead of a court action. Connecticut’s Medicaid plan had been approved by the federal Center for Medicare and Medicaid Services. Plaintiff chose not to proceed on the claim for which a preliminary injunction was denied but not dismissed, electing instead to appeal the dismissal of their takings claim. The Second Circuit dismissed the appeal by summary order dated March 28, 2013. A writ of certiorari was due no later than June 26, 2013, but as of October 4, 2013 none was filed.

Computers Plus Center, Inc. and Malapanis v. Department of Information Technology. On January 29, 2010, a State court jury returned a verdict against the Department of Information Technology (DOIT) in favor of counter-claim plaintiff Computers Plus Center (CPC) in the amount of $18.3 million for breach of due process rights guaranteed by Article First, § 10 of the Connecticut Constitution. DOIT alleged that CPC had failed to provide certain components required by a contract for the purchase of nearly 10,000 computers from CPC. CPC’s counter-claim, essentially one for reputational harm to CPC’s business, arises out of DOIT’s termination of the contract and the denial of CPC’s bids for other computer contracts, as well as press statements and other communications relating to the matter. The trial court reduced the verdict to $1.83 million. As of February 28, 2013, both sides have filed appeals that remain pending. The counter-claim plaintiff is challenging the reduction of the verdict, and DOIT is appealing the verdict and award of any damages against it. As of February 28, 2013, the appeal had been argued before the Connecticut Supreme Court, and the parties await a decision.

Paul Shafer and Joshua Harder v. Bremby is a class action lawsuit filed on January 9, 2012 in federal district court challenging the Department of Social Services’ (DSS) failure to process Medicaid applications, including spend down cases as a separate sub-class, in a timely fashion. Plaintiffs allege that DSS has failed to comply with the federal Medicaid statute that requires eligibility to be determined with “reasonable promptness” and the related federal implementing regulations. In addition, plaintiffs claim that DSS’ failure to provide timely adequate notice of the denial of eligibility violates their federal due process rights. Plaintiffs seeks declaratory and class wide injunctive relief. The State filed an objection to the motion for preliminary injunction and a motion to dismiss on the grounds that plaintiffs may not bring an action under 42 USC § 1983 for violation of the Medicaid reasonable promptness standard. The court had heard argument on the motion to dismiss in November of 2012, but has not yet rendered a decision. In May 2013, the court held a hearing to take evidence on the preliminary and permanent injunctions reserving an additional hearing for evidence on remedies until after a determination of liability. As of October 4, 2013, the court had not yet issued its decisions and had indicated that it would hold an additional hearing on remedies if it concluded that a permanent injunction should issue.

Briggs v. Bremby is a class action lawsuit filed on March 6, 2012 in federal district court challenging the Department of Social Services’ (“DSS”) failure to process applications for the Supplemental Nutrition Assistance Program (“SNAP”), commonly known as food stamps in a timely fashion, within 30 days for most applicants and within seven days when an applicant falls within immediate need criteria for expedited processing. Plaintiffs allege that DSS has failed to comply with the food stamp statutes and federal regulations that require eligibility to be determined with “reasonable promptness” and the related federal implementing regulations. Plaintiffs seek declaratory relief, as well as preliminary and permanent injunctive relief to enjoin DSS from failing or refusing to process applications for food stamps and to provide these benefits on a timely basis. The State filed an objection to the motion for preliminary injunction and a motion for class certification as well as filed a motion to dismiss on the grounds that plaintiffs may not bring an action under 42 USC § 1983 for violation of the food stamp processing standard. The district court denied the defendant’s motion to dismiss and found that a preliminary injunction should be issued but reserved the content of the injunction until such time as the defendant has exhausted an appeal of its ruling or the time for taking an appeal had lapsed. The court took no action on the motion for class certification. The State filed its notice of appeal on January 4, 2013, but the Court of Appeals dismissed the State’s appeal as premature. In May 2013, the district court issued a preliminary injunction that included a grant of class certification of applicants who have sought food stamps whose application was not timely processed as required by federal law. The preliminary injunction requires defendants to monitor and evaluate applications that are not timely processed and to grant SNAP eligibility to those applicants whose applications are not timely processed due to the defendants’ ‘“fault”. The order also requires defendants to meet increasing compliance with federal timeliness deadlines over the next year starting in August 2013 (70% compliance) until it reaches 97% compliance in May 2014. As of October 4, 2013, defendants had filed a motion for reconsideration seeking clarification of the order and amendment of its provisions that were not compliant with the applicable federal regulations. Defendants will consider an appeal after resolution of the motion for reconsideration.

Bouchard v. State Employees Retirement Commission is a state court proceeding representing an administrative appeal from a denial by the State Employees Retirement Commission of a request to recalculate the pensions of three retirees, based on the 2007 case of Longley v. State Employees Retirement Commission and its progeny. In Longley the State Supreme Court held that the State Employees Retirement Commission was required to include a retiree’s final prorated longevity payment in their final year salary, for the purpose of calculating retirement benefits. The State Employees Retirement Commission initially interpreted Longley, with the exception of the Longley plaintiffs, as prospective in application. In April 2009, the State Employees Retirement Commission adopted a resolution to extend Longley retroactively to October 2, 2001. The plaintiffs in Bouchard et al, comprise State employees who retired prior to October 2, 200l, who have appealed the denial and seek a recalculation of current pension benefits, an award of past underpayment of benefits and attorney’s fees. This case has been certified as a class action. The class approximates 18,000 retirees. As of October 4, 2013, the matter was in the discovery stage.

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ADDITIONAL CONSIDERATIONS

Connecticut Municipal Obligations also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Connecticut State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement, dated June 19, 2013, as supplemented as of August 28, 2013 and further supplemented as of October 15, 2013. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Annual Information Statement and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

As of August 28, 2013, the national economy appeared weaker than anticipated in the Enacted Budget forecast completed in April 2013, due in large part to an unusually large revision to the U.S. Bureau of Economic Analysis (“BEA”) estimate for the first quarter of the 2013 calendar year. Real U.S. Gross Domestic Product (“GDP”) growth for the first quarter of 2013 was revised down by 1.9 percentage points to 1.1 percent, following revised 2012 fourth quarter growth of only 0.1 percent. Virtually every major component of GDP was revised downward—from household spending to inventories—indicating a bigger impact from the payroll tax hike, a shrinking government sector, and weaker global growth than was reflected in the original estimate. However, the labor market and pent-up demand for autos remain bright spots, while equity and home prices have continued to advance. Going forward, these factors are expected to offset respective impacts from Federal fiscal policy, supporting the State Division of Budget’s (“DOB”) outlook for much stronger growth in the upcoming 2014 calendar year. As of August 28, 2013, real U.S. GDP growth of 1.7 percent was projected for calendar year 2013, followed by growth of 2.9 percent for calendar year 2014.

Even after BEA’s most recent downward revision, real household spending grew at 2.3 percent in the first quarter of 2013, the strongest growth since the second quarter of 2012. While the expiration of the two-year old payroll tax holiday likely depressed spending among low-income households, accelerating equity market prices may have induced higher-income households to spend more. High-income taxpayers may also have felt richer due to a large shift of taxable income—including dividends and capital gains realizations—from 2013 into late 2012, in advance of rising personal income tax rates at the Federal level. Real consumer spending growth was estimated to have moderated during the second quarter, but with the impact of tax law changes receding, as of

August 28, 2013, steady household spending growth was expected for the second half of the calendar year 2013 supported by a gradually improving labor market and rising wealth, with real spending growth rising to 3 percent by the second quarter of 2014.

Uncertainty surrounding domestic and global demand is expected to restrain private business spending more than anticipated in the Enacted Budget Financial Plan forecast completed in April 2013. Estimates of real growth in private nonresidential fixed investment have been revised down to 4.1 percent for 2013. Although the euro-zone economies appeared to be stabilizing, the outlook for the emerging market economies was weaker, leading to a downward revision to real U.S. export growth to 1.9 percent for 2013. But with the Federal spending sequester taking effect more gradually than expected, the U.S. economy was expected to exhibit second-quarter growth of 1.7 percent, 0.2 percent above the April forecast. Growth was still expected to improve in the second half of the year and into 2014, with real quarterly growth in U.S. GDP remaining above 3 percent for every quarter of next year.

In contrast with weaker output growth, as of August 28, 2013, the national labor market had been stronger than reflected in the Enacted Budget Financial Plan forecast. The nation’s private sector demonstrated monthly average growth of 195,600 jobs over the first seven months of calendar year 2013. As a result, an upward revision had been made to employment growth for 2013, while the outlook for wage growth was largely unchanged. Employment growth of 1.7 percent was projected for all of 2013, accompanied by wage growth of 3.8 percent. Overall, personal income growth of 3.2 percent was projected for 2013, virtually unchanged from the April forecast, with stronger growth in the non-wage components of income offsetting the downward revision to wages. Slightly stronger employment growth of 1.8 percent was projected for 2014, with personal income and wage growth accelerating to 5.8 percent and 6.2 percent, respectively.

Since the conclusion of the Federal Open Market Committee meeting on June 19, 2013, as of August 28, 2013, expectations as to when the Federal Reserve would start to reduce its long-term asset purchases had dominated the bond market, resulting in an approximately 40 basis-point increase in the 10-year Treasury yield over the subsequent period. These purchases, commonly known as quantitative easing or QE, had resulted in a near quadrupling of the size of the central bank’s balance sheet since 2007. As a result, DOB had revised its outlook for the 10-year Treasury yield upward to an average of 2.7 percent for the fourth quarter of 2013. The growth in consumer prices for 2013 had been revised down to 1.5 percent for 2013, largely due to gasoline price volatility. However, DOB’s overall inflation and monetary policy outlook remained unchanged.

DOB’s economic outlook called for weaker growth in 2013 than projected in April 2013, followed by a substantial improvement in 2014. However, there are many risks going forward. The Federal sequester could result in a much larger decline in government spending than anticipated in the coming months, resulting in a greater loss of government jobs or private jobs related to government procurement. As of August 28, 2013, the global economy was expected to improve, but the euro-zone and Japanese economies remained extremely weak, while emerging market growth remained slower than in the early phase of the recovery. Slower export growth than expected could negatively affect growth in U.S. corporate profits, investment, and jobs. In contrast, faster global growth than expected could result in a faster upturn in the demand for U.S. exports. As of August 28, 2013, the response of financial markets to the timing of Federal Reserve “tapering” of its bond purchases might be the strongest headwind facing the US economy, particularly given the lack of experience on which to draw. Energy prices continued to be volatile and a risk to the household consumption forecast, while stronger than anticipated home and equity price growth present upside risks to household spending. Finally, displays of political gridlock at the Federal level surrounding deficit reduction and the debt ceiling could impact overall economic activity well beyond those sectors directly affected by spending cuts.

The New York State Economy

As of August 28, 2013, the pace of New York private sector job growth had remained strong, continuing to exhibit growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. Private sector employment growth of 1.5 percent was projected for calendar year 2013, followed by 1.4 percent growth for calendar year 2014. These growth rates are above historical averages. In contrast, public sector employment was expected to continue to decline well into 2014, with the ongoing downsizing of the State’s finance and government sectors contributing to unusually weak income growth. In advance of Federal tax increases at the start of calendar year 2013, wages, dividends, and capital gains were accelerated into the fourth quarter of calendar year 2012. That shift was expected to depress wage growth for calendar year 2013 to 3.1 percent, followed by stronger growth of 4.6 percent for calendar year 2014. Similarly, estimated personal income growth of 2.7 percent for calendar year 2013 was expected to be followed by much higher growth of 5 percent for calendar year 2014.

All of the risks to the U.S. forecast apply to the State forecast as well, although the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York as the nation’s financial capital. As of August 28, 2013, Federal Reserve policy was likely to approach an inflection point sometime in the next two years and the resulting market volatility was likely to have a greater impact on the State economy than on the nation as a whole. Thus, the recent rise in long-term interest rates added an additional degree of risk to the finance and insurance sector bonus forecast. In addition, with Wall Street still adjusting its compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to estimate. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship had become much more erratic in recent years. Estimation of taxpayer response to changes in Federal tax law creates an additional layer of uncertainty. A weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing employment, wage, and household spending growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

Economic and Demographic Trends

In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2000, but as of June 19, 2013, the gap between them had closed, with the State rate below that of the nation from the start of the national recession through the end of 2011, but rose above the national rate again in 2012. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially over time. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

FINANCIAL PLAN OVERVIEW

General Fund Cash Basis Financial Plan

Summary of Preliminary Unaudited Results for Fiscal Year 2013

General Fund receipts, including transfers from other funds, totaled $58.78 billion. Disbursements, including transfers to other funds, totaled $58.96 billion. The State ended fiscal year 2013 with a General Fund balance of $1.61 billion, a decrease of $177 million from fiscal year 2012 results, which reflected the difference between receipts and disbursements. The change in the General Fund balance from fiscal year 2012 results reflected the planned use of balances set aside for: (a) the costs of labor settlements reached in fiscal year 2013 that covered prior contract periods, and (b) disbursements from Community Projects Fund re-appropriations, offset by an increase in the undesignated fund balance.

Receipts for fiscal year 2013 fell $281 million below earlier projections. Tax receipts exceeded planned levels by $251 million, with stronger than anticipated collections for business taxes ($214 million) and personal income taxes ($82 million) offset in part by lower receipts from sales and use taxes ($15 million) and other taxes ($30 million). Miscellaneous receipts and non-tax transfers were $532 million below planned levels. This was due in part to the timing of transfers from other funds to the General Fund, and to lower than expected miscellaneous receipts collections for certain fines and fees. All planned tax refunds were made according to schedule.

General Fund disbursements, including transfers to other funds, were $417 million lower than estimated in earlier projections. Disbursements for disaster assistance related to recent natural disasters, were approximately $100 million below estimated levels in fiscal year 2013. These costs were expected to be incurred by the General Fund in fiscal year 2014. In addition, disbursements fell below planned levels in a number of areas, including, but not limited to, Mental Hygiene ($98 million), the Office of Children and Family Services (“OCFS”) ($57 million), and the Judiciary ($36 million). Before the end of fiscal year 2013, the State pre-paid from General Fund resources approximately $203 million in certain debt service not due until fiscal year 2014.

The General Fund closing balance of $1.61 billion in fiscal year 2013 was $136 million higher than estimated in earlier projections. The balance consisted of $1.47 billion in statutory reserves, $77 million reserved for labor settlements covering prior contract periods, $13 million reserved for debt management, and $100 million in an undesignated fund balance. The Enacted Budget assumes that an undesignated balance of $100 million at the close of fiscal year 2013 will be used in fiscal year 2014 to cover the timing of certain costs related to disaster assistance that were budgeted in fiscal year 2013, but as of June 19, 2013 were expected to be charged to the General Fund in fiscal year 2014. See the description of fiscal year 2013 in the “Prior Fiscal Years” section herein for more information.

Overview of Fiscal Year 2014

In developing the Executive Budget proposal for fiscal year 2014, as of June 19, 2013, DOB estimated that, if no corrective actions were taken, the State would face a projected General Fund budget gap of $1.35 billion for fiscal year 2014. The General Fund budget gaps in future years were projected at $4.0 billion in fiscal year 2015, $5.2 billion in fiscal year 2016, and $5.7 billion in fiscal year 2017. Budget gaps represent the difference between: (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them. The General Fund gap estimates were based on a number of assumptions and projections developed by DOB in consultation with other State agencies.

On January 22, 2013, the Governor submitted his Executive Budget proposal for fiscal year 2014, and made amendments thereto through February 21, 2013, as permitted by law. On February 25, 2013, DOB issued the Executive Budget Financial Plan, as amended, which included projections for fiscal years 2013 through 2017 that reflected the estimated impact of the Governor’s Executive Budget proposal. The Governor’s Executive Budget proposed measures (the “gap-closing plan”) that, if enacted without modification, were expected to be sufficient to eliminate the General Fund budget gap of $1.35 billion in fiscal year 2014, and to reduce the future projected budget gaps to $2.1 billion in fiscal year 2015, $3.6 billion in fiscal year 2016, and $4.2 billion in fiscal year 2017.

On March 28, 2013, the Legislature completed final action on the budget for fiscal year 2014, which began on April 1, 2013. Consistent with past practice, the Legislature enacted the annual debt service appropriations in advance of the other appropriations (the debt service appropriations were passed on March 20, 2013). On April 10, 2013, the Governor completed his review of all budget bills, including the veto of certain line-item appropriations, none of which had a material impact on the Financial Plan.

As of June 19, 2013, DOB estimated that the Enacted Budget for fiscal year 2014 was balanced in the General Fund on a cash basis, eliminating the gap in fiscal year 2014 and reducing future projected budget gaps to $2.0 billion in fiscal year 2015 and $2.9 billion in both fiscal year 2016 and fiscal year 2017. See “Financial Plan Overview—Explanation of the Fiscal Year 2014 Enacted Budget Gap-Closing Plan” for a detailed summary of the General Fund gap-closing plan for fiscal year 2014, and “Financial Plan Overview—Risks and Uncertainties Related to the State Financial Plan” for a discussion of risks that have the potential to affect the Financial Plan. See also “Updated Financial Plan” and “Multi-Year Financial Plan Revisions” for updated information as of August 28, 2013.

Receipts

As of June 19, 2013, General Fund receipts, including transfers from other funds, were expected to total $61.3 billion in fiscal year 2014, an annual increase of $2.5 billion (4.2 percent). Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, were expected to total $57.3 billion, an increase of $2.7 billion (5.0 percent).

General Fund personal income tax receipts, including transfers after payment of debt service on State personal income tax revenue bonds, were expected to increase by $2.1 billion (6 percent) from fiscal year 2013. This primarily reflects increases in withholding and extension payments attributable to the 2012 tax year, partially offset by an expected increase in total taxpayer refunds and a decline in 2013 estimated payments.

As of June 19, 2013, General Fund user taxes and fees receipts for fiscal year 2014, including transfers after the set aside of pledged receipts for debt service on New York Local Government Assistance Corporation (“LGAC”) and any Sales Tax Revenue Bonds, were estimated to total $12 billion in fiscal year 2014, an increase of $460 million (4 percent) from fiscal year 2013. Legislation enacted with the Fiscal Year 2014 Enacted Budget created a new Sales Tax Revenue Bond Program secured with dedicated revenues consisting of one cent of the State’s four cent sales and use tax. Pursuant to the legislation, the pledged receipts must first be deposited into the new Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that would provide for the payment of debt service on Sales Tax Revenue Bonds, and the balance to be transferred to the General Fund.

As of June 19, 2013, General Fund business tax receipts were estimated at $6.4 billion in fiscal year 2014, an increase of $122 million (2 percent) from fiscal year 2013 results. The estimate reflects growth in all business taxes except the corporate utilities tax and bank tax. Growth in corporate franchise, insurance, and petroleum business tax receipts reflected a continuation of patterns seen in fiscal year 2013. Corporation and utilities tax receipts were expected to decline in fiscal year 2014, and the extraordinary growth in bank tax receipts in fiscal year 2013 was not expected to continue in fiscal year 2014.

As of June 19, 2013, other tax receipts in the General Fund were expected to total approximately $1.1 billion in fiscal year 2014, an increase of $35 million (3.4 percent) from fiscal year 2013. This mainly reflects an increase in expected estate tax receipts, offset in part by a decline in real estate transfer tax receipts. The estate tax increase is the result of an expected return in fiscal year 2014 to a number of large estate payments consistent with historical experience. Real estate transfer tax receipts were expected to decline in fiscal year 2014 following the acceleration of receipts from fiscal year 2014 into fiscal year 2013.

As of June 19, 2013, General Fund miscellaneous receipts were estimated at $3.1 billion in fiscal year 2014, a decrease of $408 million. The decrease largely reflects a one-time payment in fiscal year 2013 from a settlement between the Department of Financial Services (“DFS”) and Standard Chartered Bank, and lower motor vehicle fee receipts due to the cyclical nature of eight-year license renewals, offset by an expected deposit of $250 million from the State Insurance Fund (“SIF”) reserve release in connection with Workers’ Compensation law changes enacted in the fiscal year 2014 budget.

As of June 19, 2013, non-tax transfers to the General Fund were expected to total $866 million, an increase of $217 million (33 percent) largely due to changes in accounting of certain receipts and greater resources from available fund balances.

General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors. For a more comprehensive discussion of the State’s projections for tax receipts, miscellaneous receipts, and transfers, see “State Financial Plan Projections” herein.

Disbursements

As of June 19, 2013, General Fund disbursements, including transfers to other funds, were expected to total $61.2 billion in fiscal year 2014, an increase of $2.2 billion (3.7 percent) from fiscal year 2013 results. Local assistance grants were expected to total $40.3 billion, an annual increase of $498 million (1.3 percent). Included within local assistance grants, General Fund disbursements were expected to increase by $180 million for School Aid and $116 million for Medicaid.5 All other local assistance grants, which include, among other things, payments for a range of social services, public health, education, and general purpose aid programs, were expected to increase by $200 million.

As of June 19, 2013, State operations disbursements in the General Fund were expected to total $7.6 billion in fiscal year 2014, an annual decrease of $292 million (3.7 percent). Personal service costs were expected to decrease by $449 million, mainly reflecting one-time retroactive payments in fiscal year 2013 made in connection with labor agreements covering prior contract periods. Non-personal service costs were expected to increase by $157 million in fiscal year 2014, in large part due to the timing of certain costs related to disaster assistance.

As of June 19, 2013, General State charges were expected to total $5.0 billion, an annual increase of $403 million (8.9 percent). This mainly reflects an increase in the State’s annual pension contribution of $412 million, driven by an increase to the State’s pension contribution rate and an increase in the level of payments associated with prior year pension amortization. The State expected to continue to amortize pension costs in excess of the amortization thresholds established in law. In fiscal year 2014, costs in excess of 12.5 percent of payroll for the Employees Retirement System (“ERS”) and 20.5 percent for the Police and Fire Retirement System (“PFRS”) were expected to be amortized.

As of June 19, 2013, General Fund transfers to other funds were expected to total $8.4 billion in fiscal year 2014, a $1.6 billion increase from fiscal year 2013. This increase is partially attributable to the accounting of State University of New York (“SUNY”) operating support as a transfer rather than a direct State Operating expense in the General Fund, and a reduction in Federal aid for Mental Hygiene services, which results in higher State-share costs.

[5]	Department of Health Medicaid disbursements only.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year. For a more comprehensive discussion of the State’s disbursements projections by major activity, see “State Financial Plan Projections” herein.

Closing Balance

As of June 19, 2013, DOB projected that the State was to end fiscal year 2014 with a General Fund cash balance of $1.7 billion, an increase of $99 million from fiscal year 2013 results. Balances in the State’s principal “rainy day” reserve funds, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, were expected to remain unchanged in fiscal year 2014. The combined balance of the two funds was equal to approximately 2.1 percent of estimated General Fund disbursements in fiscal year 2014. The Community Projects Fund, which finances discretionary grants allocated by the Legislature and the Governor, was expected to decrease by $25 million in fiscal year 2014, reflecting disbursements from existing re-appropriations.

As of June 19, 2013, the Financial Plan continued to identify money in the General Fund balance to cover the costs of potential retroactive labor settlements with unions that had not agreed to terms for prior contract periods. The amount identified was calculated based on the “pattern” settlement for the fiscal year 2008 through fiscal year 2011 period agreed to by the State’s largest unions. In fiscal year 2014, DOB estimated, as of June 19, 2013, that the reserve would be reduced by $26 million to fund the fiscal year 2014 costs of a labor settlement reached with the New York State Correctional Officers and Police Benevolent Association (the “NYSCOPBA”) in fiscal year 2013 for prior contract periods. The remaining reserve was expected to be reduced as labor agreements for prior periods were reached with other unions.

As of June 19, 2013, the State indicated that the Enacted Budget reserved $263 million for debt management purposes in fiscal year 2014, an increase of $250 million from fiscal year 2013 results. The increase was expected to be funded with certain reserves released by the SIF pursuant to Workers’ Compensation Law changes enacted with the fiscal year 2014 budget.

The Financial Plan assumes that the undesignated balance of $100 million at the close of fiscal year 2013 will be used in its entirety in fiscal year 2014 to cover the timing of certain costs related to disaster assistance that were expected in fiscal year 2013, but as of June 19, 2013 were expected to be incurred by the General Fund in fiscal year 2014.

Projected General Fund Budget Gaps

As of June 19, 2013, the General Fund budget gaps for future years were projected at approximately $2.0 billion in fiscal year 2015 and $2.9 billion in both fiscal year 2016 and fiscal year 2017.

Explanation of the Fiscal Year 2014 Enacted Budget Gap-Closing Plan

The Fiscal Year 2014 Enacted Budget gap-closing plan provides recurring savings and other actions over the Financial Plan period, reducing the General Fund budget gaps by a projected $2.0 billion in fiscal year 2015, $2.3 billion in fiscal year 2016, and $2.7 billion in fiscal year 2017. The Fiscal Year 2015 General Fund budget gap equals approximately 3.2 percent of projected General Fund receipts for fiscal year 2015. In total, the combined General Fund budget gap estimates for fiscal years 2014 through 2017 is approximately $7.8 billion. By comparison, the budget gap closed in fiscal year 2012 alone was estimated at $10 billion.

During negotiations, the Governor and Legislature agreed to approximately $553 million in gross spending restorations and additions to the Executive Budget. Restorations, which are costs from the rejection of certain savings proposals contained in the Executive Budget, totaled approximately $177 million. The impact of the restorations is accounted for in “spending control”. The largest restorations were in the areas of mental hygiene, health care, and education. Additions, which represent distinct new spending added to the Executive Budget by the Legislature, totaled approximately $376 million. The most significant additions were for School Aid and other education programs. The Governor and Legislature also reached agreement on the reprogramming of certain spending initiatives proposed in the Executive Budget.

Resources were identified to fund the restorations and additions, and to provide for a balanced budget in fiscal year 2014. These include forecast revisions to receipts and disbursements, based on updated economic data, receipts collections, and year-end operating results for fiscal year 2013. In addition, $500 million from the SIF reserve release related to Workers’ Compensation Law changes has been redirected from pay-as-you-go capital in fiscal year 2014, as had been proposed in the Executive Budget, to reduce the budget gap in fiscal year 2015. As of June 19, 2013, the total reserve release used to reduce the fiscal year 2015 budget gap totaled $1.0 billion.

Spending Control

Agency Operations

Agency Operations include salaries, wages, fringe benefits, and non-personal service costs (i.e., supplies, utilities). As of June 19, 2013, reductions from the fiscal year 2014 current-services forecast for agency operating costs contributed $325 million to the General Fund gap-closing plan for fiscal year 2014.

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Executive Agencies: Continued workforce management, annualization of savings from closures of facilities, elimination of excess capacity, and efforts to right-size State government are expected to result in lower personal service and fringe benefits costs. The size of the Executive State workforce is projected to remain relatively constant at approximately 120,468 Full-Time Equivalents (FTEs). Additional savings are expected through operational efficiencies as agencies continue to redesign operations to improve service delivery, reduce costs, and eliminate duplicative functions.

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Independent Officials/University Systems: The budgets for the Legislature, Judiciary, State Comptroller, and the Department of Law do not reflect an annual increase in fiscal year 2014 (compared to the fiscal year 2013 estimates contained in the Fiscal Year 2014 Executive Budget).

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Fringe Benefits/Fixed Costs: Savings for employee/retiree health care have been achieved through a lower than anticipated 2013 rate renewal increase for the Empire Plan. In addition, savings are expected by making monthly payments (rather than a single payment in March 2014) to the State’s pension system to realize annual interest savings. The earlier payments during the year are expected to be possible due to the State’s improved liquidity position.

Local Assistance

Local assistance spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. As of June 19, 2013, reductions from the fiscal year 2014 current-services forecast for local assistance included both targeted actions and additional savings from the continuation of prior-year cost containment actions, which together contributed $676 million to the General Fund gap-closing plan. The most significant gap-closing actions in local assistance include the following:

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Healthcare: The Enacted Budget reduces disbursements for various public health programs by 5 percent, transfers funding for other public health programs between Health Care Reform Act (“HCRA”) and the General Fund, reduces costs of the Excess Medical Malpractice program, and improves program administration. In addition, savings are realized from re-estimates to fiscal year 2014 disbursement levels.

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Social Services/Housing: The Enacted Budget authorizes the use of supplemental Federal Temporary Assistance to Needy Families (“TANF”) funding for child care, which is to provide General Fund savings in fiscal year 2014. In addition, resources from the State of New York Mortgage Agency’s

(“SONYMA”) excess Mortgage Insurance Fund (MIF) reserves are expected to be used to support the Neighborhood and Rural Preservation Programs and the Rural Rental Assistance program in fiscal years 2014 and 2015.

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Human Services Cost-of-Living Adjustments (“COLA”)/Trends: The Enacted Budget eliminates the automatic 1.4 percent human services “cost-of-living” increase for fiscal year 2014, and maintains existing rates for mental hygiene programs, including various residential and day programs for individuals with developmental disabilities, and other health and human services programs. In addition, savings are realized from re-estimates to fiscal year 2014 disbursement levels based on fiscal year 2013 operating results.

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Education: Savings in fiscal year 2014 are realized by the prepayment in March 2013 of School Aid otherwise payable in the first quarter of fiscal year 2014 (the timing has no impact on a school year basis). Financial Plan savings are also realized by the recalculation of future School Aid growth under the statutory cap to reflect DOB’s updated personal income forecast, among other things. In addition, certain school districts were not in compliance with the Annual Professional Performance Review by the January 17, 2013 deadline, and, as a result, they were not eligible for planned increases for the 2012-13 school year.

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Other Local Programs: Savings are expected to be achieved across multiple functions and program areas. Actions include delays to certain plans associated with mental health bed development, and the establishment of fraud protection mechanisms related to the Science, Technology and Academic Research (“STAR”) program. In addition, projected disbursements for several programs have been revised downward based on fiscal year 2013 results.

Debt Management

Savings have been realized by the pre-payment, in fiscal year 2013, of debt service due in fiscal year 2014. In addition, savings are expected from, among other things, refunding existing debt at lower interest rates.

Investments/Initiatives

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Joint Legislative Additions: During negotiations, the Executive and Legislature agreed to approximately $553 million in gross spending restorations and additions to the Executive Budget proposal for fiscal year 2014. Restorations, which are costs from the rejection of certain Executive Budget savings proposals totaled approximately $177 million. The largest restorations were in the areas of mental hygiene, health care, and education. Additions, which represent distinct new spending added to the Executive Budget proposal by the Legislature, totaled approximately $376 million. The most significant additions were for School Aid and other education programs.

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Executive Budget Investments: As part of budget negotiations, the Executive and Legislature reached agreement on the reprogramming of certain spending initiatives proposed in the Executive Budget. The largest of these were in the areas of education and health care.

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Thruway Authority: The personnel and fringe benefit costs for a unit of the New York State Police that handles traffic enforcement for the Thruway Authority, as well as certain operating costs of the Authority, are to be financed from general revenues of the State. The State’s assumption of these costs, which were previously financed by revenues generated from Thruway toll collections, is expected to help the Thruway Authority maintain fiscal stability without an immediate toll increase.

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Capital Commitment Plan: Consistent with the long-term planning goals of New York Works, DOB, as of August 28, 2013, had for the first time formulated 10-year capital commitment and disbursement projections for State agencies. The total commitment and disbursement levels permissible over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The Financial Plan reflects the estimated debt service costs from the capital plan.

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All Other: Other investments and initiatives include, among other things, an accelerated Payment in Lieu of Taxes (PILOT) payment to the City of Albany, the promotion of tourism and economic development opportunities in conjunction with Super Bowl XLVIII, and the advance of Tribal State Compact revenues to the City of Salamanca.

Federal Revenue Reduction Plan

The Enacted Budget addresses reductions in Federal Medicaid revenue related to reimbursement for State-operated developmental disability services. (See “Financial Plan Overview—Risks and Uncertainties Related to the State Financial Plan” herein.) Savings in the future years of the Financial Plan depend on approval by the Federal government of specific aid.

Revenues/Extenders

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18-a Utility Assessment: The Temporary Utility Assessment on electric, gas, water and steam utilities is extended and phased out over three and one-half years beginning in fiscal year 2015. The rate of 2 percent for public utilities is expected to be lowered to 1.75 percent in fiscal year 2016, 1.5 percent in fiscal year 2017 and 0 percent in fiscal year 2018. The rate of 1 percent for Long Island Power Authority (“LIPA”) is to decrease to 0.75 percent, 0.5 percent and 0 percent over the same timeframe.

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High Income Charitable Contribution Deduction Limitation: The Enacted Budget extends for three years, starting with tax year 2013, the existing limitation on charitable contribution deductions for New York State and New York City taxpayers with adjusted gross income over $10 million.

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Warrantless Wage Garnishment: The Enacted Budget allows Department of Taxation and Finance (“DTF”) to garnish wages of delinquent taxpayers without filing a warrant with the Department of State (DOS) or County Clerks. The warrant requirement is replaced with a faster public notification requirement. Warrants offer no additional protection for delinquent taxpayers and requiring counties to receive the warrants from DTF represents an unfunded mandate. Wages are only to be garnished if a taxpayer fails to negotiate a repayment agreement with DTF.

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Delinquent Taxpayers’ Driver’s Licenses: The Enacted Budget creates a new program to aid in the enforcement of past-due tax liabilities by suspending, with certain exceptions, the New York State driver’s licenses of taxpayers who owe taxes in excess of $10,000. A “past-due tax liability” refers to any tax liability that has become fixed and final such that the taxpayer no longer has any right to administrative or judicial review. The program is to be modeled after the State’s successful use of license suspensions to compel legally owed child support payments.

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New York Film Production Tax Credit: The Enacted Budget extends the Empire State film production tax credit totaling $420 million per year for an additional five years. Restrictions on the post-production portion of the credit are to be reduced and additional reporting is to be required to document the effectiveness of the credit in creating jobs. In 2015 through 2019, film and post production projects are eligible for an additional 10 percent credit for wages and salaries (excluding writers, directors, music directors, producers and performers) paid as part of projects undertaken in certain upstate New York counties.

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Tax Modernization Provisions: The tax modernization provisions enacted in 2011, and extended last year, are extended again until December 31, 2016. These provisions, including mandatory e-filing and e-payment for preparers and taxpayers, sales tax payment requirements, and segregated accounts for non-complying vendors, would have otherwise expired at the outset of the tax year 2013 filing season on December 31, 2013.

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Tax Reductions: The Enacted Budget includes several new tax reductions. These include a refundable $350 credit in each of tax years 2014-2016 to taxpayers with dependents under the age of 17, zero or positive tax liability, and income between $40,000 and $300,000; a refundable tax credit for tax years

2014-2018 for a portion of the minimum wage paid to students age 16-19; a phased in manufacturing tax rate reduction of 9.2 percent in tax year 2014, 12.3 percent in 2015, 15.4 percent in 2016 and 2017, and 25 percent effective tax year 2018; a refundable tax credit for hiring veterans; and a four year refundable tax credit capped at $6 million per year for tax years 2014 through 2017 for hiring unemployed, low-income, or at-risk youth in qualifying areas.

•	Personal Income Tax Brackets and Rates with Indexing: The Enacted Budget extends the December 2011 personal income tax reform program for three additional tax years, 2015-2017.

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Historic Commercial Properties Rehabilitation Tax Credit: This law change provides assurance to developers who are rehabilitating historic commercial property, or are considering doing so, by extending the existing $5 million per project tax credit for five years (2015-2019) and makes the credit refundable beginning in tax year 2015.

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Historic Homes Rehabilitation Credit: The Enacted Budget extends for five years the maximum credit amount of $50,000 (scheduled to revert to $25,000), and the refundability of the credit for persons with incomes under $60,000 (scheduled to revert to nonrefundable).

Other

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Workers’ Compensation Legislation: The Workers’ Compensation Board (“WCB”) assesses its administrative and special fund costs to the industry which includes carriers, the State agency for the SIF, and the self-insurers including municipal self-insurers. Historically, SIF’s share of the various assessments was based on their share of the total paid indemnity reported. As a result, prior to 2013 legislative changes, accounting standards required SIF to accrue and fund a long term assessment liability on its financial statements. Based upon a review of SIF’s financial statements, it had a WCB assessment liability in excess of $2 billion. Legislation passed in 2013 includes a complete redesign of the assessment process to an employer-based assessment that is to require carriers to collect the necessary amounts from the employers and remit amounts directly to the WCB. As a result of this legislation, SIF’s assessments are not to be based on the long-term indemnity. Therefore, accounting standards no longer require SIF to accrue a long term assessment liability. Additionally, the legislation states: “Effective immediately, notwithstanding any law to the contrary, pursuant to the provisions of this chapter, the assessment reserves held by the state insurance fund for the payment of future assessments are no longer required and all funds and investments held by the state insurance fund related to the assessment reserves shall be transferred to the chair of the workers’ compensation board as soon as possible.” The legislation goes on to describe how the funds are to be incrementally transferred from the WCB to the State’s General Fund from April 1, 2013 to April 1, 2016. As a result of the legislation, SIF is expected to release approximately $2 billion in reserves that would no longer be required to fund future liabilities under the assessment and accounting changes provided for in the law. The Financial Plan assumes $250 million of released reserves are to be used in fiscal year 2014 for debt management purposes, and $1.5 billion is to be used to reduce budget gaps in future years ($1 billion in fiscal year 2015 and $250 million in both fiscal year 2018 and fiscal year 2019). The remaining amounts of reserves being released are expected to be used to stabilize SIF premiums for a period of time.

•	Debt Management Set-Aside: The Enacted Budget sets aside an additional $250 million for debt management purposes, which is expected to be financed with $250 million from the release of SIF reserves.

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Tax Receipts Forecast Revisions: This reflects the net impact of changes to the tax receipts forecast since the release of the original Executive Budget submission in January 2013. It includes adjustments made in the amended Executive Budget Financial Plan and as part of the consensus revenue forecasting process undertaken with the Legislature in March 2013.

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Undesignated Fund Balance: The Financial Plan assumes that the undesignated balance of $100 million at the close of fiscal year 2013 will be used in fiscal year 2014 to cover the timing of certain costs related to disaster assistance that were budgeted in fiscal year 2013, but as of June 19, 2013 were expected to be charged to the General Fund in fiscal year 2014.

Updated Financial Plan

In the Updated Financial Plan, as of August 28, 2013, DOB estimated that the General Fund would remain in balance in fiscal year 2014 on a budgetary (cash) basis of accounting, based on review of operating results through the first quarter of the fiscal year and other information.

As of August 28, 2013, General Fund receipts, including transfers from other funds, were expected to total $61.7 billion in fiscal year 2014, an increase of $434 million from the Enacted Budget Financial Plan. In June 2013, the State reached separate financial settlements with a bank and a consultancy that were expected to result in miscellaneous receipts of approximately $260 million above the Enacted Budget estimate. In addition, the State and certain Tribal Nations had resolved several long-standing disputes concerning exclusivity rights related to gaming, which was expected to result in the release of certain payments owed to the State under the Tribal-State Compact. The resolution was expected to provide an estimated $204 million in General Fund receipts in fiscal year 2014 above budgeted levels, and reduce the risk that future compact payments would fall below the levels budgeted (approximately $110 million annually). In fiscal year 2014, the additional resources from the financial settlements and the Tribal-State Compact were expected to be offset in part by an adverse judgment from the Court of Appeals concerning recertification requirements in the Empire Zones program ($20 million) and costs related to the restructuring and oversight of LIPA ($10 million in fiscal year 2014 growing to $32 million thereafter). In addition, the START-UP NY program, which creates certain tax-free zones on or near qualifying university and college campuses, was expected to result in reduced receipts growth, starting in fiscal year 2015.

General Fund disbursements, including transfers to other funds, were expected to total $61.5 billion in fiscal year 2014, an increase of $340 million from the Enacted Budget Financial Plan. The Updated Financial Plan includes $16 million to assist areas affected by recent flooding. In addition, as of August 28, 2013, DOB expected to prepay approximately $318 million in expenses due to be paid in fiscal year 2015. For planning purposes, the Updated Financial Plan assumes the prepayment of debt service, but DOB, as of August 28, 2013, would determine the specific prepayments that would be made later in the fiscal year. The level of prepayments may change, depending on the State’s fiscal position. Lastly, the State reached a labor settlement covering prior contract periods with the State union representing lifeguards. The retroactive costs of the settlement would be funded from the portion of the General Fund balance identified by DOB for this purpose ($6 million in fiscal year 2014).

As of August 28, 2013, the General Fund budget gap for fiscal year 2015 was projected at $1.74 billion, a decrease of $272 million compared to the Enacted Budget Financial Plan. The change in the fiscal year 2015 budget gap reflected the planned prepayment of expenses, offset by factors described above. The budget gaps projected for future years remained at approximately $2.9 billion in both fiscal year 2016 and fiscal year 2017.

As of August 28, 2013, DOB expected the State to end fiscal year 2014 with a General Fund closing balance of $1.8 billion, an increase of $94 million from the Enacted Budget Financial Plan. This reflects a $100 million increase in the undesignated fund balance, offset by the use of $6 million to fund the retroactive labor settlement with lifeguards. As of August 28, 2013, DOB was evaluating options for the use of this increase in the undesignated fund balance, including a deposit to the State’s reserves or a reduction in the amount of pension costs that will be amortized in fiscal year 2014.

Operating results through the first quarter of fiscal year 2014 were positive in comparison to the estimate in the Enacted Budget Financial Plan. (See “First Quarter Operating Results (April-June 2013)” herein.) General

Fund receipts, including transfers from other funds, totaled $18.2 billion through June 2013, $763 million above the Enacted Budget forecast. The positive variance is mainly due to final 2012 personal income tax collections and 2013 quarterly tax payments ($287 million above planned levels); the financial settlements described above; and the budgeted release of $250 million in reserves from the SIF to the State in June rather than August 2013. The higher receipts in these areas were partly offset by lower than expected SONYMA receipts ($76 million below planned levels) and abandoned property collections ($60 million below planned levels), both of which DOB attributes to timing. DOB will continue to monitor the uncertainties and risks regarding the economic and receipts forecast.

General Fund disbursements, including transfers to other funds, totaled $15 billion through June 2013, approximately $445 million below the level estimated in the Enacted Budget Financial Plan. This mainly reflected lower than anticipated spending in local assistance ($582 million) offset by higher General Fund transfers to other State funds ($181 million). After adjusting for these variances, which DOB, as of August 28, 2013, believed were timing related, disbursements appeared to be generally consistent with the Enacted Budget forecast.

Multi-Year Financial Plan Revisions

Receipts Revisions

Financial Settlements: In June 2013, the State received two unanticipated payments totaling $260 million as a result of settlements reached by the State’s DFS.

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Bank of Tokyo-Mitsubishi UFJ (“BTMU”) paid $250 million for violations of New York Banking Law in connection with transactions involving countries and entities subject to international sanctions. Between 2002 and 2007, BTMU moved billions of dollars through New York for government and privately owned entities in Iran, Sudan, and Myanmar, and entities on the Specially Designated Nationals list issued by the U.S. Treasury Department’s Office of Foreign Assets Control. BTMU agreed that the conduct at issue involved approximately $28,000 clearing transactions through New York totaling an estimated $100 billion.

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Deloitte Financial Advisory Services (“Deloitte”) and DFS reached an agreement regarding the company’s misconduct, violations of law, and lack of autonomy during its consulting work at Standard Chartered Bank on anti-money laundering issues. Under the agreement, Deloitte agreed to a one-year, voluntary suspension from consulting work at financial institutions regulated by DFS, made a $10 million payment to the State, and as of August 28, 2013, was implementing a set of reforms designed to help address conflicts of interest in the consulting industry.

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Potential Financial Settlements: In light of recent financial settlements, including those with Standard Chartered Bank, BTMU, and Deloitte, the Updated Financial Plan includes estimates of potential future settlements that may be realized by DFS from current or future investigations.

Tribal-State Compact: As of August 28, 2013, the State had resolved multi-year disputes with the St. Regis Mohawk Tribe and the Seneca Nation of Indians over tribal nation gaming exclusivity zones and resulting exclusivity payments to the State. As part of the agreements, the State will receive a negotiated amount of the slot machine revenues that were withheld by the tribal nations during the dispute, and on-going exclusivity payments to the State from their casino operations will resume. By statute, the State shares a portion of the exclusivity payments with the localities affected by their proximity to the gaming operations. As of August 28, 2013, the State expected to receive a total General Fund benefit of $308 million in fiscal year 2014 as a result of the agreements, $204 million more than the $104 million that was previously reflected with the Enacted Budget Financial Plan.

Empire Zone Recertification Litigation: Several Empire Zone Program participants sued the State in response to fiscal year 2010 legislation that retroactively decertified them from the Empire Zones Program.

These participants contested that retroactive decertification was illegal. In June 2013, the Court of Appeals ruled in their favor. This would result in the State paying $20 million in tax refunds to Empire Zone participants in fiscal year 2014.

Legislative Session: During the 2013 session, the Legislature and Governor approved the following legislation, which would have a fiscal impact on the State, as described below.

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LIPA Restructuring: LIPA will remit a lower amount of corporation and utilities taxes, and a portion of the additional temporary 18-a assessment formerly directed to the General Fund will be used for regulating the restructured entity.

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START-UP NY: Provides for the establishment of tax-free zones on or near qualifying university and college campuses. Qualifying businesses operating within such zones are exempt from taxation under the corporation, corporation franchise, personal income, Metropolitan Transportation Authority (“MTA”) mobility, sales and use and real estate transfer taxes. Qualifying new employees are exempt from New York State and New York City personal income tax on wages earned while working in a tax-free zone.

Disbursement Revisions

New York State Flood Recovery: As of August 28, 2013, the Financial Plan had been updated to include $16 million in estimated costs of providing aid to homeowners, business operators and farmers in five flood-stricken counties that were declared disaster areas. Homeowners and renters may apply for up to $31,900 in assistance, and small business owners and farmers may apply for up to $50,000 in assistance.

Balance for Fiscal Management Purposes: As of August 28, 2013, DOB was evaluating options for the use of this $100 million balance, including a deposit to the State’s reserves or a reduction in the amount of pension costs that will be amortized in fiscal year 2014.

Projected Closing Balances

As of August 28, 2013, DOB expected the State to end fiscal year 2014 with a General Fund closing balance of $1.8 billion, an increase of $94 million from the Enacted Budget Financial Plan. This reflects a $100 million increase in the undesignated fund balance, offset by the use of $6 million to fund the retroactive labor settlement with lifeguards.

As of August 28, 2013, balances in the State’s principal “rainy day” reserve funds, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, were expected to remain unchanged in fiscal year 2014. The combined balance of the two funds was equal to approximately 2.1 percent of estimated General Fund disbursements in fiscal year 2014. The estimated balance in the Community Projects Fund, which finances discretionary grants allocated by the Legislature and the Governor from existing reappropriations, also had not changed since June 19, 2013.

As of August 28, 2013, the State indicated that the Financial Plan continued to reserve money in the General Fund balance to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract periods. The reserve is calculated based on the pattern settlement for the fiscal year 2008 through fiscal year 2011 period that was agreed to by the State’s largest unions. In fiscal year 2014, DOB estimated, as of August 28, 2013, that the reserve would be reduced by a total of $32 million to fund the fiscal year 2014 costs of the labor settlements covering prior contract periods ($26 million for NYSCOPBA and $6 million for lifeguards represented by the United University Professions (“UUP”)). The remaining balance was expected to be reduced as labor agreements for prior periods were reached with other unions.

As of August 28, 2013, the State indicated that the Financial Plan continued to reserve $263 million for debt management purposes in fiscal year 2014, which is consistent with the Enacted Budget Financial Plan.

Annual Spending Growth

As of August 28, 2013, DOB estimated that State Operating Funds spending would total $90.7 billion in fiscal year 2014, an increase of $1.9 billion (2.1 percent) from fiscal year 2013 results. All Governmental Funds spending, which includes capital projects, Federal Operating fund, and Federal disaster aid, was expected to total $141.0 billion, an increase of $7.9 billion (6.0 percent) from fiscal year 2013 results.

As of August 28, 2013, local assistance spending in fiscal year 2014 was expected to increase by $986 million, or 1.7 percent, over fiscal year 2013 results. On a school year basis, School Aid was expected to increase by 4.9 percent in 2014, which is above the growth rate in personal income. School Aid in the future years of the Financial Plan was assumed to increase at levels based on the growth in New York State personal income. State-funded Department of Health (“DOH”) Medicaid spending was projected to increase by 3.9 percent, excluding the impact of the State’s takeover of Medicaid administration, consistent with the statutory growth cap. In addition, the Affordable Care Act (“ACA”) continues to provide additional Federal resources to finance Medicaid spending. Transportation spending growth is the result of increased dedicated tax receipts and a State subsidy that are passed on to the MTA. Growth in other local assistance includes increases across several programs and activities. In addition, results in fiscal year 2013 fell below planned levels in many areas, which, absent other changes, has the effect of increasing the annual growth rate in fiscal year 2014 in those areas.

As of August 28, 2013, agency spending on personal and non-personal service was expected to remain nearly flat on an annual basis. This reflects ongoing efforts to redesign State agency operations initiated in fiscal year 2013. Spending on fringe benefits was projected to increase by $652 million. This includes an increase of $412 million in the State’s annual pension contribution, including repayment of amounts amortized in prior years. The Financial Plan assumes the State will continue to amortize a percentage of its annual pension costs, consistent with legislation approved in 2010.

As of August 28, 2013, the State has indicated that consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in special revenue funds have been adjusted downward based on typical spending patterns and the observed variance over time between estimated and actual results.

First Quarter Operating Results (April-June 2013)

General Fund Results Versus Enacted Budget

The State ended the month of June 2013 with a closing balance of $4.8 billion in the General Fund. The balance was $1.2 billion higher than projected in the Fiscal Year 2014 Enacted Budget Financial Plan. The higher balance reflects the combined impact of higher than planned receipts ($763 million) and lower than planned spending ($445 million).

Through June 2013, General Fund receipts, including transfers from other funds, were $763 million above the Fiscal Year 2014 Enacted Budget Financial Plan projection, reflecting higher tax collections ($333 million) and higher miscellaneous receipts ($403 million).

The variance in tax collections reflects higher personal income tax collections ($287 million) due to stronger than anticipated 2012 extension and final return payments, and stronger 2013 quarterly tax payments. The higher 2012 payments reflect taxpayer behavior in anticipation of 2013 Federal tax increases and the higher 2013 payments are due to unanticipated processing delays which have resulted in a slower pace of refund payments.

The variance in miscellaneous receipts represents an unanticipated settlement payment of $250 million from BTMU for its violation of banking laws concerning interactions with countries and entities subject to international sanctions; and the early release of $250 million in reserves from the SIF in recognition of the reforms to the Worker’s Compensation System that are to reduce future liabilities. These receipts are partly offset by lower than expected SONYMA receipts ($76 million) and abandoned property collections ($60 million), both of which are attributable to timing.

Through June 2013, General Fund disbursements, including transfers to other funds, were $445 million lower than the Fiscal Year 2014 Enacted Budget Financial Plan projection, reflecting lower than anticipated spending in local assistance ($582 million) and higher General Fund transfers to other State funds ($181 million).

The local assistance variance is attributable to lower than estimated education payments, primarily for the School Aid ($403 million) and higher education ($129 million) programs. The lower spending for school aid represents a timing-related variance that is not anticipated to impact the fiscal year 2014 annual amount of disbursements. The lower spending for higher education programs reflects delayed Tuition Assistance Program (“TAP”) payments which were disbursed in July 2013.

The variance in General Fund transfers to other funds is due to higher than assumed operational costs for mental hygiene facilities ($230 million), which is a function of the timing of claim submissions.

State Operating Funds Results Versus Enacted Budget

The State ended June 2013 with a closing balance of $8.4 billion in State Operating Funds, or $1.4 billion above the Fiscal Year 2014 Enacted Budget Financial Plan estimate. This reflects the combined impact of higher total receipts ($566 million) and lower total spending ($802 million).

Through June 2013, total receipts in State Operating Funds were $566 million higher than the Fiscal Year 2014 Enacted Budget Financial Plan projections due to higher tax collections ($328 million) and higher miscellaneous receipts ($238 million).

As noted in the General Fund operating results, the variance in tax receipts is primarily a result of higher personal income tax collections. The higher miscellaneous receipts reflect the BTMU settlement ($250 million) and the timing of the SIF reserve release ($250 million); the sum of which is offset by lower than anticipated HCRA collections ($123 million) due to the continued progress of the Medicaid Redesign Team (“MRT”) to implement efficiencies and reduce costs throughout the State’s health care industry.

State Operating Funds spending was $802 million below planned levels mainly due to lower than anticipated spending in local assistance ($867 million). In addition to the School Aid ($403 million) and TAP ($129 million) under-spending noted in the General Fund operating results, this variance in local assistance spending reflects lower spending in health-related areas such as HCRA and the Provider Assessment funds ($96 million) and the Federal-State Health Reform Partnership (“F-SHRP”) Program ($52 million). The Provider Assessment variance mainly reflects timing associated with the availability of resources. Lower spending for the F-SHRP program is attributable to administrative delays associated with the processing of payments. The local assistance variance also reflects lower spending for transit operating aid ($93 million) as a portion of the scheduled Metropolitan Mass Transportation Operating Aid (MMTOA) payment was delayed pursuant to revised cash flow assumptions between the State and the MTA.

All Governmental Funds Results

All Governmental Funds ended June 2013 with a closing balance of $7.5 billion, $1.1 billion above the Enacted Budget Financial Plan projection, reflecting higher than projected receipts ($343 million) and lower than projected spending ($732 million).

The tax collection variance is largely due to higher personal income tax collections, as noted in the General Fund and State Operating Funds results.

The miscellaneous receipts variance reflects the sum of the BTMU settlement ($250 million) and the SIF reserve ($250 million); offset by lower than anticipated HCRA collections ($123 million); and lower receipts from Capital Projects funds ($304 million) due to a temporarily delayed bond financing for SUNY.

The variance in Federal grants is roughly commensurate to the spending pattern of Federally-funded programs across the State, as described in more detail below.

In addition to the General Fund and State Operating Fund spending variances described earlier, spending variances on an All Governmental Funds basis are attributable to factors associated with capital projects, Federal education funding, and Federal health care costs.

Spending from Capital Projects Funds was lower than the Enacted Budget Financial Plan projection by $111 million as a result of lower than anticipated spending across a number of programs, most notably due to timing associated with certain health and economic development projects.

Federal Operating Funds spending through June 2013 was $180 million higher than the Enacted Budget Financial Plan projections, reflecting higher spending in Federal education programs ($367 million) and lower spending for health care services ($196 million). The Federal education variance reflects the processing of additional claims which were unexpectedly delayed during the final months of fiscal year 2013. The health care variance reflects the net impact of lower Medicaid spending ($297 million) and higher spending for various public health programs ($102 million), both a function of timing associated with the disbursement of certain payments.

All Governmental Funds Annual Change

The All Governmental Funds balance through June 2013 was $7.5 billion, or $2.5 billion higher than the prior year. The higher balance in fiscal year 2013 is attributable to a higher opening balance ($516 million) and higher receipts ($5.3 billion); which are partly offset by higher spending ($3.4 billion).

The $2.6 billion year-over-year increase in tax receipts through June 2013 reflects higher personal income tax collections ($2.2 billion) as taxpayers accelerated incomes to prepare for 2013 Federal tax increases; higher user tax collections ($188 million) associated with recurring and non-recurring taxable purchases such as auto sales and entertainment activities; and higher business taxes ($159 million) driven by higher audit receipts for corporate franchise taxes in April and May of 2013.

The higher miscellaneous receipts is primarily attributable to the sum of the BTMU settlement payment ($250 million), the SIF reserve release ($250 million), and increased receipt collections by the SUNY ($249 million), mostly attributable to the prepayment of disproportionate share funding at SUNY’s teaching hospitals, and increased tuition and fee collection across SUNY’s State-operated campuses. These additional receipts were offset by lower than anticipated receipts from the Capital Projects Fund ($266 million).

The year-over-year increase in Federal Grants ($2.3 billion) is generally a result of increased Federal program spending, as described in greater detail below.

The $3.4 billion year-over-year increase in All Funds spending through June 2013 is a reflection of increased spending across a number of programmatic areas. The growth in comparison to the first quarter of fiscal year 2012 is due in part to the implementation of the Statewide Financial System (“SFS”) that was implemented in April 2012, which initially resulted in a slower payment processing.

The Federal Operating Funds spending growth of $1.7 billion is due to several factors, including increased Federal disaster assistance spending ($501 million), which is primarily associated with Sandy-related storm recovery activities; higher Federal Medicaid spending ($442 million), which reflects artificially suppressed payments during the first quarter of fiscal year 2013 due to the delayed approval of certain Federal rate packages; and higher public assistance spending ($481 million) which is based on SFS-related reimbursement delays to districts.

The year-over-year spending growth of $1.2 billion in State Operating Funds for the April 2013 through June 2013 time period appears to be due primarily to the following timing-related factors:

•	Spending in April through June of 2012 was abnormally lower across many different functional areas due to persistent difficulties in processing transactions through the newly implemented SFS;

•

Medicaid spending, which was estimated to grow at approximately 4 percent on an annual basis, was artificially suppressed through the first months of fiscal year 2013 due to a delay in the approval of various rate packages; and

•	Annual pension costs, which in recent years were paid in a single installment in March, have been evenly distributed throughout the year at a monthly cost of approximately $130 million.

The Capital Projects Funds spending growth of $392 million is largely a reflection of limited spending which occurred during the first quarter of fiscal year 2013 as a result of SFS complications.

Risks and Uncertainties Related to the State Financial Plan

General

The Updated Financial Plan is subject to many complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecast in the Updated Financial Plan.

The Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of the following: national and international events, such as ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; continuing or worsening strife in the Middle East; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments, which may adversely affect bonus income and capital gains realizations; and the levels of household debt, which may adversely affect consumer spending and State tax collections.

The Updated Financial Plan is subject to various other uncertainties and contingencies relating to the extent, if any, to which wage increases for State employees exceed projected annual wage costs; changes in the size of the State’s workforce; the actualization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid contemplated by the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail herein. The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may reflect substantial adverse changes resulting from the occurrence of one or more uncertainties. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but that are not within the State’s control, will be realized.

Budget Risks and Uncertainties

There can be no assurance that the State’s General Fund budget gaps will not increase materially from projections as of August 28, 2013. If such events were to occur, the State would be required to take additional gap-closing actions. These actions may include, but are not limited to, additional reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor.

The Updated Financial Plan projections generally assume that School Aid and Medicaid disbursements will be limited to the growth in New York State personal income and the ten-year average growth in the Medicaid component of the Consumer Price Index (“CPI”), respectively. However, the Enacted Budget authorized spending for School Aid to increase in excess of the growth in personal income for school year 2014.

State law grants the Executive certain powers to achieve the Medicaid savings assumed in the Updated Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated in the Updated Financial Plan. In addition, savings are dependent upon timely Federal approvals, revenue performance in the State’s HCRA fund (which finances approximately one-third of the DOH State-share Medicaid costs), and the participation of health care industry stakeholders.

The forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan, including payments pursuant to the Tribal-State Compact that have failed to materialize in prior years; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels projected as of August 28, 2013. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the 2014 fiscal year or future years.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes. Any reduction in Federal funding levels could have a materially adverse impact on the Updated Financial Plan. In addition, the Updated Financial Plan may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.

Federal Reimbursement for State Mental Hygiene Services

The Federal government lowered Medicaid developmental disability center payment rates, effective April 1, 2013, which is expected to reduce Federal funding to the State by approximately $1.1 billion annually, beginning in fiscal year 2014. The Financial Plan includes a plan to address the loss in Federal aid, including $90 million in the Office for People with Developmental Disabilities (“OPWDD”) savings associated with reduced administrative costs, enhanced audit recoveries and improved program efficiencies. The plan is subject to implementation risks and is dependent, in part, on the approval of the Federal government. As described below, the Federal Centers for Medicare and Medicaid Services (“CMS”) may seek to retroactively recover Federal funds regarding this matter.

Federal Budget Impasse

The State receives a substantial amount of Federal aid. Through the first quarter of fiscal year 2014, the State received Federal grants in excess of $10.7 billion, including $6.1 billion for Medicaid. In total, the State’s Financial Plan as of October 15, 2013 reflected total estimated Federal receipts of approximately $47.4 billion in fiscal year 2014. This represents 33.6 percent of All Governmental Funds estimated receipts for fiscal year 2014. As of October 15, 2013, the State had not experienced any disruption in major aid payments or observed any materially adverse financial or economic impact from the Federal budget impasse and partial shutdown of operations. Based on an analysis of existing appropriation authority and other factors, DOB, as of October 15, 2013, believed that only a protracted Federal budget impasse and government shutdown would be expected to have a material adverse impact on the receipt of Federal funds for, including among other things, Medicaid, unemployment insurance, transportation, education, and disaster relief.

Audit Disallowance

In addition to the reductions in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health & Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (ICF/DD). The initial review period includes claims for services provided during the period April l, 2010 through March 31, 2011. As a result of this review, CMS may seek to recover Federal funds for any payments that it determines to have been in excess of Federal requirements. The State has prospectively resolved CMS concerns regarding its payments to ICF/DDs with a State plan change effective April 1, 2013, and continues to have discussions with CMS to resolve these concerns related to the April 1, 2010 through March 31, 2011 period. As noted above, adverse action by the Federal government relative to the allowability of Medicaid costs or services in years prior to fiscal year 2014 is expected to result in a reduction in Federal aid of an estimated $1.1 billion annually. A comparable amount of Federal aid is at risk for any prior period that may be pursued by CMS. Matters of this type are sometimes resolved with a prospective solution (as already commenced by the State), and the State is not aware of any similar attempts by the Federal government to retroactively recover Federal aid of this magnitude that was paid pursuant to an approved State plan. The State continues to seek CMS approval to proceed with the development of a sustainable system of service funding and delivery for individuals with developmental disabilities. However, there can be no assurance that Federal action in this matter will not result in materially adverse changes to the Updated Financial Plan.

Budget Control Act

The Federal Budget Control Act (“BCA”) of 2011 imposed annual caps on Federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reduction, which, if not enacted, would be achieved through the sequestration of funds in Federal Fiscal Year (“FFY”) 2013 and lowered discretionary spending caps in the following years. As the required deficit reduction was not achieved by the March 1, 2013 deadline, an across-the-board 5 percent reduction in FFY 2013 funding for Federal nondefense discretionary programs was implemented. If Congress does not act to otherwise achieve the BCA deficit reduction requirements, DOB estimates that New York State and local governments could lose approximately $5 billion in Federal funding over nine years, including reductions in Federal funding that passes through the State budget for school districts, as well as environmental, criminal justice and social services programs.

Debt Ceiling

On October 1, 2013, the Treasury Secretary informed Congressional leaders that if Congress did not raise the Federal debt ceiling in a timely manner, the Federal government would not have sufficient funds available to meet all of its current obligations. As of October 15, 2013, it was unclear what steps the Federal government would take with respect to payment obligations. The Treasury Secretary informed Congress that, “[i]n May of this year [2013], the U.S. government reached the statutory debt limit, and Treasury began taking certain extraordinary measures to be able to continue, on a temporary basis, to pay the nation’s bills. Today, I am writing to inform Congress that as of today Treasury has begun using the final extraordinary measures. There are no other legal and prudent options to extend the nation’s borrowing authority . . . and Treasury continues to believe that extraordinary measures will be exhausted no later than October 17, 2013.”

A Federal government default on payments, particularly if it persisted for a prolonged period, can be expected to have a materially adverse effect on the national and state economies, financial markets, and intergovernmental aid payments. The Treasury Department said:

“In the event that a debt limit impasse were to lead to a default, it could have a catastrophic effect on not just financial markets but also on job creation, consumer spending and economic growth—with many private-sector analysts believing that it would lead to events of the magnitude of late 2008 or worse, and the result then was a recession more severe than any seen since the Great Depression. Considering the experience of countries around . . . world that have defaulted on their debt, not only might the economic consequences of default be profound, those consequences, including high interest rates, reduced investment, higher debt payments, and slow economic growth, could last for more than a generation.”

As of October 15, 2013, the specific effects on the State Financial Plan of a Federal government payment default were unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default, according to DOB. For context, during the last recession New York lost 324,000 jobs, State wages fell 7.2% in 2009, and taxable capital gains realizations fell 52% in 2008 and 41% in 2009.

A payment default by the United States may adversely affect the municipal bond market, as well. Municipal issuers, including the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in roads and bridges, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Health Insurance Company Conversions

State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a “health care conversion”), subject to a number of terms, conditions, and approvals. Under State law, the State is entitled to proceeds from a health care conversion and such proceeds must be used for health care related expenses. The Updated Financial Plan counts on conversion proceeds of $175 million in fiscal year 2014, and $300 million annually in fiscal year 2015, fiscal year 2016, and fiscal year 2017. In recent years, the Updated Financial Plan has counted on similar amounts from conversions, which have not been realized. It is expected that any proceeds received are to be deposited into the HCRA account. If estimated proceeds from health care conversions are not realized on the timetable or at the levels assumed in the Fiscal Year 2014 Enacted Budget, the State may be required to take other actions, such as reducing planned spending in HCRA, or financing additional health care expenses in the General Fund, or both.

Status of Labor Negotiations for the Contract Period Starting in Fiscal Year 2012

The State has labor contracts with its three largest employee unions, Civil Service Employees Association (“CSEA”), Public Employees Federation (“PEF”), and the UUP, as well as the New York State Police Benevolent Association (“NYSPBA”) (representing the Agency Police Services Unit (APSU) bargaining unit, formerly Agency Law Enforcement Services (ALES)), NYSCOPBA, and Council 82. The State has labor contracts with approximately 90 percent of unionized State employees. Generally, the contracts provide for no across-the-board salary increases for fiscal year 2012 through fiscal year 2014, increases to employee health insurance contributions, and a temporary reduction in employee compensation through a Deficit Reduction Program (“DRP”). Employees are expected to receive a 2 percent salary increase in each of fiscal year 2015 and fiscal year 2016, and, at the end of their contract term, the value of fiscal year 2013 deficit reduction adjustments. The PEF and NYSPBA contracts generally mirror the provisions for the other unions, but cover a four-year period, whereas the others cover a five-year period. PEF and NYSPBA-represented employees are expected to receive a 2 percent salary increase in fiscal year 2015. PEF-represented employees are expected to be repaid all DRP adjustments at the end of their contract in lieu of the $1,000 lump sum payment per employee. Employees represented by the UUP ratified their agreement with the State on June 4, 2013. The agreement contains no general salary increases until 2014 and 2015 when there would be 2 percent general salary increases awarded in each year, payments to be awarded by the Chancellor, and performance incentive lump sum payment awarded by campus presidents. UUP-represented employees are also expected to have a DRP. Employees in the unions that have reached settlements with the State received contingent layoff protection through fiscal year 2013 and continued protection for the remaining term of the agreements. Reductions in force due to management decisions to close or restructure facilities authorized by legislation, Spending and Government Efficiency Commission (SAGE) determinations, or material or unanticipated changes in the State’s fiscal circumstances are not covered by this protection.

Labor Settlements for Prior Contract Periods

The Updated Financial Plan continues to identify a portion of the General Fund balance to cover the costs of a pattern settlement with unions that have not agreed to contracts for prior contract periods. The amount is calculated based on the general salary increases agreed to by the State’s largest unions for the same period. There can be no assurance that actual settlements related to prior periods will not exceed the amounts reserved. In addition, the State’s ability to fund the amounts reserved in fiscal year 2014 and beyond depends on the achievement of balanced budgets in those years. The Updated Financial Plan does not include reserves for settlements covering the contract period (i.e., starting in fiscal year 2012).

Cash-Flow Projections

The State authorizes the General Fund to borrow resources temporarily from available funds in the Short Term Investment Pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other moneys belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

Based on information available as of August 28, 2013, DOB expected that the State would have sufficient liquidity to make payments as they become due throughout fiscal year 2014, but that the General Fund might, from time to time on a daily basis, need to borrow resources temporarily from other funds in STIP. The State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.

Pension Amortization

Under legislation enacted in August 2010, the State and local governments may defer paying or “amortize” a portion of their annual pension costs beginning in fiscal year 2011. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The legislation enacted a formula to set amortization thresholds for each year. The amortization thresholds may increase or decrease by up to one percentage point annually. Pension contribution costs in excess of the amortization thresholds, which, in fiscal year 2014 are to be 12.5 percent of payroll for the ERS and 20.5 percent for the PFRS, may be amortized.

The Updated Financial Plan forecast assumes that the State will continue to amortize a portion of its pension costs, pursuant to the fiscal year 2011 legislation. The State’s minimum ERS pension contribution rate, as a percentage of payroll, was 9.5 percent in fiscal year 2011, 10.5 percent in fiscal year 2012, 11.5 percent in fiscal year 2013, and is expected to be 12.5 percent in fiscal year 2014. DOB projects the rate to be 13.5 percent in fiscal year 2015, 14.5 percent in fiscal year 2016, and 15.5 percent in fiscal year 2017. The fiscal year 2018 amortization threshold is projected by DOB to equal the normal contribution rate of 15.6 percent of payroll. Therefore, no amortization of ERS costs is expected to be applicable for fiscal year 2018 and beyond.

The State’s minimum PFRS pension contribution rate was 17.5 percent in fiscal year 2011, 18.5 percent in fiscal year 2012 and 19.5 percent in fiscal year 2013. DOB projects the rate to be 20.5 percent in fiscal year 2014, 21.5 percent in fiscal year 2015, 22.5 percent in fiscal year 2016, and 23.5 percent in fiscal year 2017. The PFRS amortization threshold is also projected to equal the normal contribution rate of 23.7 percent by fiscal year 2018. Therefore, no amortization of ERS costs are expected to be applicable for fiscal year 2018 and beyond. These projected contribution rates, however, are based on projected market returns and numerous actuarial assumptions. The next quinquennial study is scheduled to take place in 2015 and may result in material changes to the projections set forth herein.

The authorizing legislation also permits amortization in all future years if the actuarial contribution rate is greater than the amortization thresholds. In addition, the State is required to begin repayment of the amounts amortized beginning in the fiscal year immediately following the amortizations. Repayment of the amortized amounts is required to be made over a period of not more than ten years at an interest rate to be determined by the State Comptroller annually for amounts amortized in that year and with the rate fixed for the entire term of that amortization.

In fiscal year 2013, the State made pension payments to the New York State Local Retirement System (NYSLRS) of $1.217 billion. The amortized amount receivable, including accrued interest, is $675.8 million. In addition, the State’s Office of Court Administration (OCA) made its pension payment of $189.4 million. The amortized amount receivable, including accrued interest, is $104.6 million. The $780.4 million in total deferred payments are to be repaid with interest over the next ten years, beginning in fiscal year 2014.

For amounts amortized in fiscal years 2011, 2012 and 2013, the State Comptroller set interest rates of 5 percent, 3.75 percent and 3 percent, respectively. The Updated Financial Plan forecast assumes that both the State and OCA are expected to elect to amortize pension costs in future years, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by DOB to be 3 percent (per annum) over ten years from the date of each deferred payment, consistent with the interest rate charged on the fiscal year 2013 amortized amounts.

Part TT of Chapter 57 of the Laws of 2010 requires that: (a) the State make additional contributions in upcoming fiscal years, above the actuarially required contribution, and (b) once all outstanding amortizations are paid off, additional contributions be set aside as reserves for rate increases, to be invested by the State Comptroller and used to offset future rate increases.

As noted above, DOB’s most recent pension contribution rate forecast assumes that the normal contribution rate is to equal the amortization threshold in fiscal year 2018. Therefore, the State does not expect to have the option to amortize any of its pension costs in 2018, or in the immediately succeeding fiscal years.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (i.e., health insurance) if they reach retirement while working for the State, are enrolled in the New York State Health Insurance Program (“NYSHIP”) (or are enrolled in the State’s opt-out program) at the time they have reached retirement, and have at least ten years of NYSHIP-benefits-eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a pay-as-you-go basis as required by law.

In accordance with the Governmental Accounting Standards Board Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. The Annual Required Contribution (ARC) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

The unfunded actuarial accrued liability for fiscal year 2013 is $66.5 billion ($54.3 billion for the State and $12.2 billion for SUNY). The unfunded actuarial accrued liability for fiscal year 2013 used an actuarial valuation of OPEB liabilities as of April 1, 2012 for the State and as of April 1, 2010 for SUNY. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method.

The annual OPEB cost for fiscal year 2013 totaled $3.4 billion ($2.6 billion for the State and $0.8 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. This was $2.0 billion ($1.4 billion for the State and $0.6 billion for SUNY) above the payments for retiree costs made by the State in fiscal year 2013. This difference between the State’s pay-as-you-go costs and the actuarially determined required annual contribution under Governmental Accounting Standards Board Statement 45 reduced the State’s net asset condition at the end of fiscal year 2013 by $2.0 billion.

The Governmental Accounting Standards Board does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no funding is assumed for this purpose in the State Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis.

There is no provision in the Fiscal Year 2014 Financial Plan to fund the actuarial required contribution for OPEB. If the State began making the actuarial required contribution, the additional cost above the pay-as-you-go amounts would be lowered. The State’s Health Insurance Council, which consists of Governor’s Office of Employee Relations (GOER), Civil Service and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.

Litigation

Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the State Financial Plan. For more information on litigation affecting the State, see the section entitled “Litigation and Arbitration” later in this appendix.

Update on Storm Recovery

In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties. In September 2011, Tropical Storm Lee caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms presents economic and financial risks to the State. Major disaster response and recovery activities have been ongoing. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide, of which New York anticipates receiving $30 billion.

The State expects to receive $5.1 billion in extraordinary Federal assistance during fiscal year 2014 specifically for Superstorm Sandy expenses. There can be no assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities, or that such Federal disaster aid will be provided on the expected schedule.

Climate Change Adaptation

Climate change is expected to cause long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure, including mass transit systems, power transmission and distribution systems, and other critical lifelines, to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, and municipalities is expected to be needed to adapt existing infrastructure to the risks posed by climate change.

Financial Condition of New York State Localities

The fiscal demands on the State may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities, and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. For more information, see the section entitled “Authorities and Localities” later in this appendix.

Bond Market

Implementation of the Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be affected adversely. The success of projected public sales is expected to, among other things, be subject to prevailing market conditions. Future developments in the financial markets, as well as future developments concerning the State and public discussion of such developments, generally may affect the market for outstanding State-supported and State-related debt.

Capital Commitment Plan and Debt Reform Act Limit

The New York Works Task Force was formed in fiscal year 2013 to assist in the coordination of long-term capital planning among State agencies and public authorities. Consistent with the long-term planning goals of New York Works, the DOB formulated 10-year capital commitment and disbursement projections for State agencies as part of the fiscal year 2013 capital plan. The total commitment and disbursement levels permissible over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns.

The Debt Reform Act of 2000 (the “Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in fiscal year 2001 and was fully phased in at 4 percent of personal income during fiscal year 2011, while the cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in fiscal year 2001 and is to be fully phased in at 5 percent during fiscal year 2014. For fiscal year 2012, the last year for which a calculation has been completed, as of August 28, 2013, the State was found to be in compliance with the statutory caps based on calendar year 2011 personal income and fiscal year 2012 debt outstanding. The fiscal year 2013 calculation is expected to be completed in October 2013.

Projections as of August 28, 2013 estimate that debt outstanding and debt service are expected to continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, as of August 28, 2013, the available room under the debt outstanding cap is expected to decline from $3.3 billion in fiscal year 2013 to $571 million in fiscal year 2016. This includes the estimated impact of the bond-financed portion of capital commitment levels included in the 10-year capital planning projections. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the newly created SUNY Dormitory Facilities Revenue credit are not to be included in the State’s calculation of debt caps. The State has indicated that capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Debt Financing Changes

Sales Tax Revenue Bond Program

Legislation enacted with the Fiscal Year 2014 Enacted Budget creates a new Sales Tax Revenue Bond Program that are to constitute “State-supported debt” and are to be subject to the Debt Reform Act debt caps described above. The legislation creates the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that is to provide for the payment of these bonds. The new Sales Tax Revenue Bonds are expected to be secured by the pledge of payments from this fund, which is to receive 1 percent of the State’s 4 percent sales and use tax receipts. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, the amount of sales tax receipts directed to this fund is to increase to 2 percent. Tax receipts in excess of debt service requirements would be transferred to the State’s General Fund.

DOB expects the first Sales Tax Revenue Bond issue to close in the third quarter of fiscal year 2014 and that the Sales Tax Revenue Bonds are to be used interchangeably with personal income tax bonds to finance most of the State’s capital needs. Based on the projections as of August 28, 2013 and anticipated coverage requirements, the State expects to issue about $1 billion of Sales Tax Revenue Bonds annually.

SUNY Dormitory Facilities Revenue Bond Program

Legislation included in the Fiscal Year 2014 Enacted Budget creates a new bonding program for SUNY Dormitory Facilities. The new bonding program is to be supported solely by third party revenues generated by student rents. All rental revenues are to flow to the newly created Dormitory Facilities Revenue Fund held by the Commissioner of Taxation and Finance and owned by the Dormitory Authority of the State of New York (“DASNY”) for the payment of debt service without an appropriation. Unlike the existing program, the new program is not expected to include a SUNY general obligation pledge, thereby eliminating any recourse to the State. Accordingly, such bonds would not be classified as State-supported debt for purposes of the Debt Reform Act. It is expected that future SUNY Dormitory Facilities capital needs are to be funded through the new credit. Under this legislation, the existing SUNY Dormitory Facilities lease revenue bonds and associated debt service are expected to continue to be counted as State-supported debt until they are refunded into the new program or are paid off at maturity.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf to pay for the cost of upgrading their primary health care facilities. In the event of shortfalls in revenues to pay debt service on the Secured Hospital bonds (which include hospital payments made under loan agreements between DASNY and the hospitals and certain reserve funds held by the applicable trustees for the bonds) the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency (“MCFFA”) and by DASNY through the Secured Hospital Program. As of March 31, 2013, there was approximately $421 million of bonds outstanding for this program.

The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the six remaining hospitals in the program, two are experiencing significant operating losses that have impaired their ability to remain current on their loan agreements with DASNY. In relation to the Secured Hospital Program, the State expects to pay debt service costs of $13 million in fiscal year 2014, approximately $30 million annually for fiscal year 2015 through fiscal year 2017, and $17 million in fiscal year 2018. These amounts are based on the actual experience through August 28, 2013 of the participants in the program, and would cover the debt service costs for two hospitals that, as of August 28, 2013, were not meeting the terms of their legal agreements with DASNY, as well as the debt service costs of a third hospital that, as of August 28, 2013, was closed. The State has estimated additional exposure of up to $44 million annually, if all hospitals in the program failed to meet the terms of their agreement with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital

To address the deteriorating financial condition of SUNY Downstate Hospital, legislation included in the Fiscal Year 2014 Enacted Budget required the Chancellor of SUNY to submit to the Governor and the Legislature a sustainability plan for the Downstate Hospital on or before June 1, 2013, and upon approval by both the Commissioner of Health and the Director of Budget, for the Chancellor of SUNY to initiate implementation of such plan by June 15, 2013. Specifically, the legislation required the sustainability plan to: 1) set forth recommendations necessary to achieve financial stability for Downstate Hospital, and 2) preserve the academic mission of Downstate Hospital’s medical school. In accordance with this legislation, the Chancellor of SUNY submitted a sustainability plan for Downstate Hospital on May 31, 2013, and supplemented the plan with changes in a letter dated June 13, 2013. The supplemented plan was approved by both the Commissioner of Health and the Director of the Budget on June 13, 2013. As part of the approved sustainability plan, State financial assistance is expected to be made available based on the implementation of specific initiatives necessary to achieve the financial milestones included in the sustainability plan.

2013 Legislative Session

As of June 19, 2013, the State’s 2013 legislative session was expected to end on June 20, 2013. Impacts to the State’s financial plan from end-of-session legislative activity were not expected to result in material and adverse differences to the estimates for the fiscal year 2014 contained in this appendix. However, certain tax law changes under consideration related to the creation of “tax-free zones”, if enacted, would likely reduce anticipated revenue growth starting in fiscal year 2015. The potential loss in tax receipts in future years will depend on the final provisions and implementation of the legislation. As of June 19, 2013, DOB expected to update its multi-year projections of receipts and disbursements to reflect the fiscal impact, if any, of all legislation enacted in the remainder of the session.

STATE FINANCIAL PLAN PROJECTIONS

This section presents the State’s updated multi-year Financial Plan and the projections for receipts and disbursements, reflecting the impact of the revisions to the Enacted Budget Financial Plan. This section includes fiscal year 2013 results and projections for fiscal years 2014 through 2017, with an emphasis on the fiscal year 2014 projections. In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish the further removed such estimates and projections are from the date of the Updated Financial Plan. Accordingly, in terms of out-year projections (fiscal years 2015 through 2017), fiscal year 2015 is the most relevant from a planning perspective.

As of August 28, 2013, DOB estimated that the Enacted Budget provides for a balanced General Fund Financial Plan in fiscal year 2014 and leaves projected budget gaps that total approximately $2.0 billion in fiscal year 2015, $2.9 billion in fiscal year 2016, and $2.9 billion in fiscal year 2017. The net operating shortfalls in State Operating Funds are projected at $2.0 billion in fiscal year 2015, $2.7 billion in fiscal year 2016 and $2.6 billion in fiscal year 2017.

The annual budget gaps projected for the General Fund and State Operating Funds in future years are similar because the General Fund is the financing source of last resort for many State programs. Budget gaps in other funds are typically financed by the General Fund.

Receipts

The receipts forecast describes estimates for the State’s principal taxes, miscellaneous receipts, and transfers from other funds. Financial Plan receipts comprise a variety of taxes, fees, and charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB with the assistance of the DTF and other agencies responsible for the collection of State receipts.

Overview of the Receipts Forecast

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New York’s economic recovery continued in fiscal year 2013, with all major tax groups registering gains compared with the prior year. Personal income tax payments grew stronger during the final quarter of the fiscal year, mainly as the result of anticipated Federal tax law changes. Sales tax receipts increased by one percent (despite the full return of the clothing exemption), business tax receipts registered another large annual gain, and other tax receipts benefitted from real estate gains taken in advance of Federal tax law changes which took effect in 2013. Continuing economic growth was expected to yield a fourth consecutive year of growth in receipts during fiscal year 2014.

•	After climbing 7.7 percent in fiscal year 2012, base receipts adjusted for tax law changes grew by 5.8 percent in fiscal year 2013 and were expected to increase by 4.6 percent in fiscal year 2014.

•	Corporate profits were expected to record a fifth consecutive year of growth in calendar year 2013, albeit at a slower rate when compared to the growth rates of recent years.

•

After accounting for law changes, consumer and business spending on taxable goods and services rose for the third consecutive year in fiscal year 2013, growing 3.2 percent, and was estimated to rise 3.1 percent in fiscal year 2014.

•

Personal income tax liability growth was expected to slow in tax year 2013. Capital gains, dividend payouts, and wage shifting taken in advance of Federal tax rate hikes artificially inflated tax year 2012 liability growth. These liability components were expected to grow more slowly, or even decline in tax year 2013.

•

Significant risks or uncertainties, such as budget disputes at the Federal level or an energy price shock or a natural disaster, could impact economic growth, and therefore receipts growth, in fiscal year 2014.

All Funds receipts were projected to total $140.4 billion, an increase of $7.2 billion (5.4 percent) from fiscal year 2013 results.

This change in taxes and transfers reflects an Enacted Budget accounting change that is to first deposit 25 percent of sales tax receipts that were formerly directed to the General Fund into the new Sales Tax Revenue Bond Fund. The balance is to be transferred to the General Fund after the payment of debt service.

As of June 19, 2013, base growth of 4.6 percent in tax receipts was estimated for fiscal year 2014, after adjusting for law changes, and was projected to be 4.8 percent in fiscal year 2015. These projected increases in overall base growth in tax receipts are dependent on many factors:

•	Continued growth in a broad range of economic activities;

•	Improving profitability and moderate wage growth;

•	Recovery in the real estate market, particularly the residential market; and

•	Increases in consumer spending as a result of wage and employment gains.

As of August 28, 2013, after controlling for the impact of tax law changes, base tax revenue was estimated to increase by 4.6 percent for fiscal year 2014 and 4.8 percent for fiscal year 2015.

As of August 28, 2013, 2014 fiscal year All Funds tax receipt estimates had been decreased by $27 million since the Enacted Budget due to reductions in business taxes associated with Empire Zones refunds and LIPA restructuring. Miscellaneous receipts had been revised up by $601 million due to the receipt of legal settlements related to financial regulation and Tribal-State settlements.

The economic forecast calls for a continuation of the ongoing recovery in employment and wages. This increases the economic base on which the outyear revenue forecast is built. Overall, receipts in the two fiscal years following fiscal year 2015, as of August 28, 2013, were expected to grow consistently with the projected moderate growth in both the U.S. and New York economies.

Revenue Risks

•	Recent earnings reports could cause the stock market to reverse course, resulting in lower than expected revenue from capital gains realizations and financial sector wages.

•	If gasoline prices exceed those embodied in the forecast, more disposable consumer income would be diverted to fuel, decreasing consumption of taxable goods and services.

•	If European economic growth is more sluggish than expected, exports could fall, causing corporate profits and tax receipts to grow more slowly than expected.

•	Consumer purchases and the housing market could be negatively impacted if long-term interest rates rise faster than anticipated.

•

Bank and corporate franchise tax revenue streams are contingent on the timing and size of anticipated audit proceeds. Negotiations between the State and taxpayers are subject to unexpected delays, which may force audit proceeds into a subsequent fiscal year.

Personal Income Tax

As of August 28, 2013, All Funds personal income tax receipts for fiscal year 2014 were projected to be $42.5 billion, an increase of $2.3 billion (5.8 percent) from fiscal year 2013. This primarily reflects robust growth in extension payments for tax year 2012 along with moderate growth in withholding, final returns, and delinquent collections, partially offset by a decrease in estimated payments for tax year 2013 and growth in total refunds.

General Fund income tax receipts are net of deposits to the STAR Fund, which provides property tax relief, and the Revenue Bond Tax Fund (“RBTF”), which supports debt service payments on State personal income tax revenue bonds. As of August 28, 2013, General Fund income tax receipts for fiscal year 2014 of $28.5 billion were expected to increase by $1.6 billion (6 percent) from the prior year, mainly reflecting the increase in All Funds receipts noted above. RBTF deposits were projected to be $10.6 billion and the STAR transfer was projected to be $3.4 billion.

All Funds income tax receipts for fiscal year 2015 of $44 billion were projected to increase $1.5 billion (3.4 percent) from the prior year. This increase primarily reflects increases of $2.3 billion (7.1 percent) in withholding and $1.4 billion (16.2 percent) in estimated payments related to tax year 2014 partially offset by a $1.6 billion (30.2 percent) decline in extension payments related to tax year 2013 and growth in total refunds of $726 million (9.1 percent). The projection for tax year 2014 estimated payments reflects strong projected capital gains and dividend income growth following a deflated tax year 2013 base. The significant decline in tax year 2013 extension payments stems from the aforementioned acceleration of capital gains that occurred into tax year 2012. These projections are inclusive of revenue losses of $12 million in withholding and $23 million in estimated payments related to the enactment of the START-UP NY program.

General Fund income tax receipts for fiscal year 2015 of $29.4 billion were projected to increase by $909 million (3.2 percent). The RBTF and STAR deposits were projected to be $11 billion and $3.6 billion, respectively.

All Funds income tax receipts for fiscal year 2016 of $46.9 billion were projected to increase $2.9 billion (6.7 percent) from the prior year. This change primarily reflects increases of $2.3 billion (6.5 percent) in withholding, $812 million (8 percent) in estimated payments related to tax year 2015, $278 million in extension payments for tax year 2014, and $100 million in final returns payments for tax year 2014, partially offset by a $611 million (7 percent) increase in total refunds. Delinquencies were projected to increase $40 million (3.2 percent) from the prior year.

General Fund income tax receipts for fiscal year 2016 of $31.5 billion were projected to increase by $2.1 billion (7.1 percent). RBTF deposits were projected to be $11.7 billion and STAR deposits are projected to be $3.7 billion.

All Funds income tax receipts were projected to increase by $2.9 billion (6.1 percent) in fiscal year 2017 to reach $49.8 billion, while General Fund receipts were projected to be $33.5 billion.

Compared to the Enacted Budget Financial Plan, fiscal year 2014 All Funds income tax receipts were unchanged as of August 28, 2013. However, final returns and total estimated payments were increased by $125 million and $50 million, respectively. These increases were offset by a $100 million reduction in withholding and an additional $75 million in total refunds. These changes largely reflect actual revenue collections through August 28, 2013.

The increase in total estimated payments is attributable to greater than expected April extension payments for tax year 2012. The improved final payments outlook relates to a processing delay that resulted in May 2013 collections that would typically have occurred in April, in addition to increased expectations for final payments receipts from extension filers in October 2013. Withholding has been reduced in response to unfavorable to-date receipt variances. Total refunds have increased in response to an increased projection for the State/City offset.

Compared to the Enacted Budget Financial Plan, fiscal year 2015 All Funds income tax receipts had declined by $35 million as of August 28, 2013. Projected extension and final payments on tax year 2014 liability had been increased by $50 million and $125 million, respectively, which were partially offset by a $76 million increase in the State/City offset. Projected withholding had been reduced by $112 million, related to costs associated with the START-UP NY program ($12 million) and a lower fiscal year 2014 base ($100 million). The projection for payments had declined by $23 million, also related to START-UP NY.

User Taxes and Fees

As of August 28, 2013, All Funds user taxes and fees receipts for fiscal year 2014 were estimated to be $15.1 billion, an increase of $501 million (3.4 percent) from fiscal year 2013. All Funds sales tax receipts were estimated to be $12.5 billion, an increase of $541 million (4.5 percent) from fiscal year 2013. The underlying sales tax base measured before the impact of law changes was estimated to increase by 3.2 percent. Non-sales tax user taxes and fees were estimated to decrease by $40 million from fiscal year 2013, mainly due to a decline in cigarette tax receipts ($60 million).

General Fund user taxes and fees receipts were expected to total $6.5 billion in fiscal year 2014, a decrease of $2.6 billion (28.1 percent) from fiscal year 2013. This decrease reflects an Enacted Budget accounting change that is to first deposit 25 percent of sales tax receipts that were formerly directed to the General Fund into the new Sales Tax Bond Fund. The balance is to be transferred to the General Fund after the payment of debt service.

All Funds user taxes and fees receipts for fiscal year 2015 were projected to be $15.7 billion, an increase of $558 million (3.7 percent) from fiscal year 2014. This mainly reflects an expected increase in the sales tax base due to higher consumption partially offset by continued declines in taxable cigarette consumption.

General Fund user taxes and fees receipts were projected to total $6.8 billion in fiscal year 2015, an increase of $258 million (3.9 percent) from fiscal year 2014 and reflect the All Funds changes discussed above.

All Funds user taxes and fees were projected to be $16.3 billion in fiscal year 2016 and $16.6 billion in fiscal year 2017. This predominantly reflects continued projected growth in the sales tax base partially offset by continued projected declines in taxable cigarette consumption. General Fund user taxes and fees are projected to be $7.1 billion in fiscal year 2016 and $7.3 billion in fiscal year 2017.

All Funds and General Fund fiscal year 2014 user taxes and fees were unchanged from the Enacted Budget Financial Plan. All Funds user taxes and fees for fiscal year 2015 were projected to be $15.7 billion, a decrease of $15 million (0.1 percent) from the Enacted Budget as a result of lower projected sales tax receipts resulting from the START-UP NY program enacted in June 2013. General Fund user taxes and fees receipts were projected to total $6.8 billion in fiscal year 2015, a decrease of $8 million (0.1 percent) from the Enacted Budget, reflecting the All Funds changes.

Business Taxes

As of August 28, 2013, All Funds business tax receipts for fiscal year 2014 were estimated to be $8.6 billion, an increase of $146 million (1.7 percent) from the prior year. The estimates reflect growth across all taxes except the corporate and utilities tax and the bank tax.

All Funds corporate franchise tax receipts were estimated to increase $350 million (11.6 percent) from fiscal year 2013. This increase is mainly attributable to higher estimated audit receipts and slightly stronger estimated gross receipts. Audit receipts were expected to increase $273 million from the previous year.

The corporation and utilities tax was expected to decline $114 million (12.7 percent) from fiscal year 2013. Adjusted for the timing of a prior year telecommunications refund ($30 million), the decline in fiscal year 2014 would be 9.3 percent. Two large telecommunications sector audits were received in fiscal year 2013. This is the primary reason for the year-over-year decline in receipts. Gross receipts were expected to show a slight decline from the previous year due to the end-of-session LIPA restructuring legislation.

All Funds insurance tax receipts were estimated to increase $78 million (5.2 percent) from fiscal year 2013. This reflects a return to growth from the improving economy.

The bank tax was estimated to decline $218 million (11.4 percent) in fiscal year 2014. Fiscal year 2013 was a record year for bank tax receipts. Gross receipts and audits were estimated to be lower in fiscal year 2014 than fiscal year 2013. The several large audit cases that were settled in fiscal year 2013 and the strong growth in gross receipts (18.1 percent) were not expected to be repeated in fiscal year 2014.

Petroleum business tax receipts were expected to increase $50 million (4.4 percent) in fiscal year 2014 primarily due to the 5 percent increase in the Petroleum Business Tax (“PBT”) tax rates effective January 2013 and an anticipated 3 percent increase in PBT tax rates effective January 2014.

General Fund business tax receipts for fiscal year 2014 of $6.3 billion were estimated to increase by $95 million (1.5 percent) from fiscal year 2013 results. Business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

All Funds business tax receipts for fiscal year 2015 of $8.2 billion were projected to decrease $459 million (5.3 percent) from the prior year. This decrease primarily reflects the first year of repayment of deferred tax credits to taxpayers. Excluding this payback, fiscal year 2015 receipts would be virtually unchanged from fiscal year 2014.

General Fund business tax receipts for fiscal year 2015 of $5.8 billion were projected to decrease $537 million (8.5 percent) from the prior year. Business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

All Funds business tax receipts for fiscal years 2016 and 2017 reflect projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of telecommunications services, and automobile fuel consumption and fuel prices. Business tax receipts were projected to increase to $8.7 billion (6.7 percent) in fiscal year 2016 and to $9 billion (3.3 percent) in fiscal year 2017. General Fund business tax receipts over this period were expected to increase to $6.3 billion (8.4 percent) in fiscal year 2016 and $6.5 billion (3.5 percent) in fiscal year 2017.

Compared to the Enacted Budget Financial Plan, fiscal year 2014 All Funds business tax receipts are $27 million lower than projected. This change is due to reductions in the corporate franchise and the corporation and utilities taxes. As of August 28, 2013, the State has indicated that the reduction in the corporate franchise tax is the result of litigation that will require the payment of $20 million in Empire Zone program refunds in fiscal year 2014. The corporation and utilities tax change is the result of the end-of-session LIPA restructuring legislation. The bank, insurance, and petroleum business taxes were unchanged from the Enacted Budget.

Compared to the Enacted Budget Financial Plan, fiscal year 2015 All Funds business tax receipts were reduced by $43 million. The reduction is the result of downward revisions in the corporate franchise and the corporation and utilities taxes. As of August 28, 2013, the State has indicated that the change in the corporate franchise tax is the result of the START-UP NY program enacted at the end of the 2013 legislative session. Businesses that operate in certain tax free zones will pay no corporate franchise tax. The corporation and utilities tax change reflects the end-of-session LIPA restructuring legislation. LIPA is no longer expected to be paying tax under Section 186 of the Tax Law effective January 1, 2014. The remaining business taxes were unchanged from the Enacted Budget.

Other Taxes

As of August 28, 2013, All Funds other tax receipts for fiscal year 2014 were estimated to be $1.8 billion, an increase of $19 million (1.1 percent) from fiscal year 2013. This mainly reflects an increase of $36 million (3.6 percent) in estate tax receipts, partially offset by a decline of $16 million (2.1 percent) in real estate transfer tax receipts. The estate tax increase is the result of an expected return in fiscal year 2014 to a number of super-large estate payments (payments of over $25 million) consistent with long-term trends. The fiscal year 2014 real estate transfer tax estimate reflects the shift of transfers from fiscal year 2014 into fiscal year 2013 caused by uncertainty surrounding potential Federal tax law changes, which more than offsets estimated improvements in fiscal year 2014 market pricing.

General Fund other tax receipts were expected to be nearly $1.1 billion in fiscal year 2014, an increase of $35 million (3.4 percent) from fiscal year 2013. This reflects the change in estate tax receipts described above.

All Funds other tax receipts for fiscal year 2015 were projected to be just under $2 billion, an increase of $145 million (8 percent) from fiscal year 2014. This reflects strong projected growth in both the real estate transfer and estate taxes.

General Fund other tax receipts were expected to total more than $1.1 billion in fiscal year 2015. This reflects an increase of $75 million (7.1 percent) in estate tax receipts due to a projected increase in household net worth.

The Fiscal Year 2016 All Funds receipts projection for other taxes was over $2 billion, an increase of $90 million (4.6 percent) from fiscal year 2015. Growth in the estate tax was projected to follow forecast increases in household net worth. Receipts from the real estate transfer tax were also projected to increase, reflecting continuing growth in the residential and commercial real estate markets.

The Fiscal Year 2017 All Funds receipts projection for other taxes was $2.1 billion, an increase of $65 million (3.2 percent) from fiscal year 2016. Moderate growth was projected in estate tax collections, following forecast increases in household net worth. Real estate transfer tax collections were projected to grow as a result of increases in the value of real property transfers.

General Fund other tax receipts for fiscal year 2016 were projected to grow by $15 million (1.3 percent) entirely due to the modest growth in the estate tax noted above. General Fund other tax receipts for fiscal year 2017 were projected to increase by $10 million (0.9 percent), also due to the small estate tax growth noted above.

As of August 28, 2013, there were no fiscal year 2014 or fiscal year 2015 revisions to other taxes estimates and projections.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. As of August 28, 2013, All Funds miscellaneous receipts were projected to total $24.2 billion in fiscal year 2014, an annual increase of $186 million from fiscal year 2013 results, or less than one percent annually.

Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in Federally-reimbursed spending and Federal allocations. Accordingly, DOB typically plans that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing sometimes varies. As of August 28, 2013, All Funds Federal grants were projected to total $47.4 billion in fiscal year 2014, an increase of $4.6 billion from fiscal year 2013, driven primarily by additional Federal funding for disaster assistance costs, as well as the annual impact of increased Federal spending associated with the ACA.

All Funds miscellaneous receipts were projected to increase by $781 million in fiscal year 2015, which includes bond proceeds for capital projects. All Funds Federal grants were projected to decrease by $171 million in fiscal year 2015, driven primarily by the timing of Federal disaster assistance costs, the majority of which was expected to be disbursed during fiscal year 2014.

All Funds miscellaneous receipts were projected to decline by $458 million in fiscal year 2016, driven by the decline in General Fund resources transferred from SIF, partially offset by a projected increase in miscellaneous receipts from bond proceeds available to fund capital improvement projects. All Funds miscellaneous receipts were projected to decrease by $502 million in fiscal year 2017, driven by a projected decrease in miscellaneous receipts for capital projects, partially offset by increases in SUNY income and HCRA revenue collections.

As of August 28, 2013, the State indicated that Annual Federal grants growth of $980 million in fiscal year 2016 and $2.7 billion in fiscal year 2017 was primarily due to growth in Medicaid spending, reflecting the continued impact of spending associated with the ACA.

As of August 28, 2013, All Funds miscellaneous receipts had been revised upward by $601 million in fiscal year 2014. The General Fund component of miscellaneous receipts in fiscal year 2014 had been revised upward by $257 million, reflecting the receipt of additional financial settlements related to financial regulation. Increases to miscellaneous receipts in other State funds reflect resolution of disputes related to the Tribal-State Compact. All Funds miscellaneous receipts in fiscal year 2015 had been revised upward by $54 million from the Enacted Budget.

The State indicated that Federal grants projections for fiscal years 2014 and 2015 remained unchanged from the Fiscal Year 2014 Enacted Budget Financial Plan.

Disbursements

As of August 28, 2013, total disbursements in fiscal year 2014 were estimated at $61.5 billion in the General Fund and $90.7 billion in State Operating Funds. Over the multi-year Financial Plan, State Operating Funds spending projections assume Medicaid and School Aid will grow at their statutorily-indexed rates. The Fiscal Year 2014 Enacted Budget authorized a School Aid increase in excess of the personal income cap for school year 2014. The projections do not reflect any potential impact of automatic Federal spending reductions that were triggered on March 1, 2013.

The multi-year disbursements projections take into account agency staffing levels, program caseloads, funding formulas contained in State and Federal law, inflation and other factors. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections account for the timing of payments, since not all of the amounts appropriated in the Budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in special revenue funds, as of August 28, 2013, had been adjusted downward in all fiscal years based on typical spending patterns and the observed variance between estimated and actual results over time.

Total disbursements in fiscal year 2014 were estimated at $61.2 billion in the General Fund and $90.2 billion in State Operating Funds. Over the multi-year Financial Plan, State Operating Funds spending projections assume Medicaid and School Aid are to grow at their statutorily-indexed rates. The projections do not reflect any potential impact of automatic Federal spending reductions that were triggered on March 1, 2013, most of which is “pass-through” aid.

Medicaid, education, pension costs, employee and retiree health benefits, and debt service are significant drivers of annual spending growth.

Local Assistance Grants

Local assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. State-funded local assistance spending is estimated at $59.7 billion in fiscal year 2014 and accounts for 66 percent of total State Operating Funds spending. Education and health care spending account for approximately two-thirds of local assistance spending.

Education

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in 676 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (July 1 - June 30)

As of August 28, 2013, School Aid was expected to increase by $992 million in school year 2014, a 4.9 percent increase from school year 2013. In addition, $75 million of competitive grant funding was provided for several key initiatives recommended by the New NY Education Reform Commission in its Preliminary Report to the Governor, including pre-kindergarten and extended learning, bringing the total annual education aid increase to $1.067 billion. The Enacted Budget also included a new two-year appropriation that continues Education Law provisions to tie future School Aid increases to the rate of growth in New York State personal income.

Projected School Aid funding is expected to be a function of both a personal income growth index used to determine allowable growth, and future legislation to allocate the allowable increases. As of August 28, 2013, current law prescribed allowable growth to include spending for new competitive grant programs to reward school districts that demonstrate significant student performance improvements or undertake long-term structural changes to reduce costs and improve efficiency. Allowable growth also includes increases in expense-based aid programs (i.e., Building Aid, Transportation Aid) under existing statutory provisions. Any remaining allowable growth is allocated pursuant to a chapter of law for purposes including, but not limited to, additional spending for competitive grants, increases in Foundation Aid, or restoration of the Gap Elimination Adjustment.

Based on updated estimates of personal income growth, as of August 28, 2013, School Aid was projected to increase by an additional $722 million in school year 2015 and $834 million in school year 2016. School Aid was projected to reach an annual total of $24.0 billion in school year 2017.

State Fiscal Year

The State finances School Aid and New NY Education Reform Initiatives from General Fund receipts and from Lottery Fund receipts, including video lottery terminals (“VLTs”), which are accounted for and disbursed from a dedicated account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

State spending for School Aid and New NY Education Reform Initiatives is projected to total $20.5 billion in fiscal year 2014. In future years, receipts available to finance this category of aid from core lottery sales are projected to remain stable, while VLT receipts are anticipated to increase through fiscal year 2015 as a result of the recent implementation of the VLT facility at the Aqueduct Racetrack. In addition to State aid, school districts receive approximately $3 billion annually in Federal categorical aid.

Other Education Aid

In addition to School Aid, the State provides funding and support for various other education-related initiatives. These include: special education services; pre-kindergarten through grade 12 education programs; cultural education; higher and professional education programs; and adult career and continuing education services.

Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, non-public school aid, and various special education programs. In special education, New York provides a full spectrum of services to over 400,000 students from ages 3 to 21. Higher and professional education programs monitor the quality and availability of postsecondary education programs and regulate the licensing and oversight of 50 professions.

Special education growth is primarily driven by an increase in program costs and enrollment for preschool special education and the summer school special education programs. The increase in other education spending for fiscal year 2014 over fiscal year 2013 is driven primarily by one-time costs associated with targeted aid and grants, which are not projected to continue beyond fiscal year 2014.

In order to enhance oversight of the preschool special education program, the Fiscal Year 2014 Enacted Budget also supports the expansion of State and county audit capabilities and the development of data systems to enhance analysis of available program data.

School Tax Relief Program

The STAR program provides school tax relief to taxpayers. The three components of STAR and their approximate shares in fiscal year 2014 are: the basic school property tax exemption for homeowners with income under $500,000 (55 percent), the enhanced school property tax exemption for senior citizen homeowners with income under $79,050 (27 percent), and a flat refundable credit and rate reduction for income-eligible New York City resident personal income taxpayers (18 percent).

The STAR program exempts the first $30,000 of every eligible homeowner’s property value from the local school tax levy. As of August 28, 2013, lower-income senior citizens were expected to receive a $63,300 exemption in fiscal year 2014. Spending for the STAR property tax exemption reflects reimbursements made to school districts to offset the reduction in property tax revenues.

As of August 28, 2013, the annual increase in a qualifying homeowner’s STAR exemption benefit was limited to 2 percent. Homeowners who earn more than $500,000 a year were not eligible for the STAR property tax exemption. New York City personal income taxpayers with annual income over $500,000 have a reduced benefit.

The Fiscal Year 2014 Enacted Budget established a STAR re-registration and anti-fraud program. This program is expected to eliminate waste, fraud and abuse in the STAR exemption by (1) authorizing the DTF to require all recipients of a Basic STAR exemption to be registered with the DTF, and (2) strengthening the penalties for fraud while tightening the standards and procedures for determining eligibility.

Higher Education

Local assistance for higher education spending includes funding for the City University of New York (“CUNY”), SUNY and the Higher Education Services Corporation (“HESC”). The State provides assistance for CUNY’s senior college operations, and works in conjunction with the City of New York to support CUNY’s community colleges. The CUNY system is the largest urban public university system in the nation. Funding for SUNY supports 30 community colleges across multiple campuses.

The State also provides a sizeable benefit to SUNY and CUNY through the debt service it pays on bond-financed capital projects at the universities. This is not reflected in the annual spending totals for the universities. State debt service payments for capital projects at SUNY and CUNY are expected to total about $1.4 billion in fiscal year 2014.

HESC administers the TAP program that provides awards to income-eligible students. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that HESC administers are funded by the State and the Federal government.

Annual growth by CUNY in fiscal year 2014 reflects the net impact of enrollment changes at community colleges, additional fringe benefit costs, and the timing of aid payments across State fiscal years. Growth in HESC reflects the rising cost of higher education tuition and the consequent demand for increased tuition assistance. SUNY local assistance reflects an increase in community college aid, which fully annualizes in the outyears.

Health Care

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. DOH works with the local health departments and social services departments, including New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under DOH, but many programs are supported through multi-agency efforts. The Medicaid program finances inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care, family health plus (“FHP”) (a State-administered program to provide comprehensive health insurance for low-income families which do not meet certain Medicaid-eligibility thresholds), and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services). The State share of Medicaid spending is budgeted and expended principally through DOH, but State share Medicaid spending also appears in the Financial Plan estimates for mental hygiene agencies, child welfare programs and the Department of Corrections and Community Supervision (DOCCS).

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments (including New York City). New York State’s Medicaid spending is projected to total approximately $55.7 billion in fiscal year 2014, including the local contribution.

The Fiscal Year 2014 Enacted Budget includes the continuation of the Medicaid spending cap enacted in fiscal year 2012, and recommends funding consistent with its provisions. The cap is based on the ten-year rolling average of the medical component of the CPI. Statutory changes approved with the Fiscal Year 2012 Enacted Budget to grant the Executive certain administrative powers to help hold Medicaid spending to the capped level were amended through legislation included in the Fiscal Year 2014 Enacted Budget to provide flexibility to adjust Medicaid projections to meet unanticipated costs resulting from the event of a natural or other type of disaster. The statutory provisions of the Medicaid spending cap have been extended through fiscal year 2015, pursuant to authorization included in the Fiscal Year 2014 Enacted Budget. The cap itself remains in place, and the Financial Plan assumes that statutory authority will be extended in subsequent years.

As of August 28, 2013, based on updated data, the allowable growth under the cap was 3.9 percent. The Fiscal Year 2014 Enacted Budget also eliminated the FHP program effective January 1, 2015. The majority of the population receiving health care benefits through FHP was to begin receiving more robust health care benefits through the Medicaid program, pursuant to new Medicaid eligibility thresholds and increased Federal payments pursuant to the ACA. The remaining FHP population, those above Medicaid levels, was expected to be eligible for Federal tax credits in the New York State Health Benefit Exchange and the State was to pay remaining out-of-pocket costs for these individuals up to previous FHP levels. The proposed transition to the Exchange was expected to provide savings to the State of $59.0 million in fiscal year 2015.

Factors affecting the level of Medicaid spending growth that must be managed within the cap include Medicaid enrollment, costs of provider health care services (particularly in managed care) and levels of utilization. The number of Medicaid recipients, including FHP, was expected to exceed 5.6 million at the end of fiscal year 2014, an increase of 7.3 percent from the fiscal year 2013 caseload of 5.3 million, a result mainly attributable to expanded eligibility pursuant to the ACA. Under the provisions of the ACA, the Federal government was expected to finance a greater share of Medicaid costs, the impact of which was expected to lower future growth in the State share of Medicaid costs beginning in fiscal year 2014.

Total “state share” Medicaid, which includes Medicaid costs of State agencies in addition to DOH, reflected downward spending adjustments of $820 million in fiscal year 2014, $535 million in fiscal year 2015, and $357 million thereafter. This is attributable to the impact of reduced Federal revenue associated with the reimbursement of Medicaid costs at State-operated facilities providing developmental disability services. To compensate for the reduced Federal reimbursement for services provided, as of August 28, 2013, the State was undertaking various actions to reduce overall costs while minimizing any impact on service delivery. These actions include shifting a portion of OPWDD Medicaid costs to DOH, the impact of which is expected to be managed on a neutral Financial Plan basis through the implementation of several actions, including comprehensive program reforms consistent with other states to generate Federal reimbursement for services already being provided, and the management of certain MRT investment initiatives. These savings are valued at $730 million in fiscal year 2014, $445 million in fiscal year 2015, and $267 million in each of fiscal years 2016 and 2017, and are part of the Mental Hygiene Stabilization Fund within the DOH global spending cap.

The Fiscal Year 2013 Enacted Budget included authorization for the State to take over administration of the Medicaid program, and to cap spending on local Medicaid administration at fiscal year 2012 appropriation levels. The Fiscal Year 2013 Enacted Budget also provided Medicaid spending relief for all counties and New York City by reducing growth in local Medicaid payments. These changes are expected to provide fiscal and administrative relief to local governments.

As allowed under the Fiscal Year 2013 Enacted Budget legislation, Monroe County, which had previously authorized a State intercept of sales tax in lieu of payment for its portion of the local share of Medicaid, chose to enter the Medicaid local cap program effective February 1, 2013. Monroe County is expected to benefit in the long-term from entering the local cap program, as future costs associated with its Medicaid growth are to be paid for by the State under the phased-in takeover initiative.

The State share of DOH Medicaid spending is comprised of the General Fund, HCRA, provider assessment revenue, and indigent care payments.

The Fiscal Year 2014 Enacted Budget transferred all administrative costs, including those State resources associated with the local Medicaid takeover program, from the Public Health budget to the Medicaid budget. This change is to align operational resources with programmatic responsibilities, and provide the necessary flexibility for meeting emerging needs during the course of the year. Using additional efficiencies gained from the local Medicaid takeover, this change was expected to avoid State General Fund costs of approximately $32 million in fiscal year 2014, $50 million in fiscal year 2015, and $67 million annually thereafter, without placing additional fiscal pressure on the Medicaid Global Cap.

Ongoing MRT efforts have identified a variety of other programmatic efficiencies and re-investments which are expected to improve overall service delivery within the health care industry, but which are not expected to have a significant net financial impact on the State’s Medicaid program.

Public Health/Aging Programs

Public Health includes the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to low-income seniors, the Child Health Plus (“CHP”) program that finances health insurance coverage for children of low-income families up to the age of 19, the General Public Health Work (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services, the Early Intervention (“EI”) program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays, and other HCRA and State-supported programs.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. The SOFA primarily oversees community-based services, including but not limited to in-home services and nutrition assistance, provided through a network of county Area Agencies on Aging and local providers.

Many public health programs, such as the EI and GPHW programs, are run by county health departments and reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the public health budget.

Spending growth in the CHP program through fiscal year 2015 largely reflects costs associated with the expectation of additional caseload growth under the ACA. As CHP enrollment increases, initial costs to the State are expected; however, these costs are expected to decrease beginning in fiscal year 2016 when enhanced Federal participation rates become effective.

Increased State support for the EPIC program, which was authorized in the Fiscal Year 2013 Enacted Budget to provide coverage of Medicare Part D co-payments and co-insurance for enrollees outside of the existing coverage gap, is also driving a substantial portion of spending growth, as this change took effect on January 1, 2013. Increased spending for expanded EPIC coverage, as well as growth due to the rising costs of prescription drug medication, is expected to be partly financed by additional revenue generated from rebates received from drug manufacturers.

The F-SHRP program, which is Federal funding provided to the State on a time-limited basis through a Federal waiver under terms and conditions aimed at improving the delivery of health care services, is expected to terminate at the end of fiscal year 2014. Spending growth in fiscal year 2014 reflects the anticipation of peak utilization prior to the expiration of funding.

The year-over-year decrease for GPHW in fiscal year 2014 reflects a reestimate of anticipated spending. Other public health programs are being reduced, which is expected to provide savings to the General Fund of approximately $22 million in each year of the Financial Plan.

HCRA Financial Plan

HCRA was established in 1996 to help finance a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, including FHP, and provided additional funding for the expansion of existing programs such as CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Health Care Efficiency and Affordability Law for New Yorkers (“HEAL NY”) program for capital improvements to health care facilities.

HCRA receipts include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, a portion of cigarette tax revenues, and other revenues dedicated by statute, as well as potential future proceeds from insurance company conversions. As of August 28, 2013, total HCRA revenues were estimated to grow by approximately 3.3 percent on an annual basis during the Financial Plan period.

In addition to FHP, CHP, and HEAL NY, HCRA helps fund Medicaid, EPIC, physician excess medical malpractice insurance, and Indigent Care payments, which provide funding to hospitals serving a disproportionate share of individuals without health insurance.

The Fiscal Year 2014 Enacted Budget included reductions to various public health programs and the shift of funding for certain programs between HCRA and the General Fund. As of August 28, 2013, the shifts were expected to lower spending in HCRA by approximately $145 million in fiscal year 2014 and $175 million thereafter and increase the General Fund spending by the same amount.

As of August 28, 2013, HCRA was expected to remain in balance over the multi-year projection period. Under the current HCRA appropriation structure, spending reductions would occur if resources were insufficient to meet spending levels. These spending reductions could potentially affect core HCRA programs. The reauthorizations of HCRA in prior years maintained HCRA’s balance without the need for automatic spending reductions.

Given the inter-relationship between the General Fund and HCRA, any balances in HCRA are typically eliminated by adjusting the level of Medicaid disbursements that HCRA finances. This reduces costs that otherwise would have been paid for by the General Fund. Conversely, any shortfall in HCRA is expected to be financed by the General Fund.

Mental Hygiene

The Department of Mental Hygiene is comprised of three independent agencies: OPWDD, Office of Mental Health (“OMH”), and the Office of Alcoholism and Substance Abuse Services (“OASAS”). Services are administered to adults with serious and persistent mental illness; children with serious emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems. These agencies provide services directly to their patients through State-operated facilities and indirectly through community service providers. The costs associated with providing these services are funded by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which are issued to finance improvements to infrastructure at mental hygiene facilities throughout the State, with the remaining revenue used to support State operating costs.

Legislation enacted in fiscal year 2013 established the Justice Center for the Protection of People with Special Needs, which were to have the primary responsibility for tracking, investigating and pursuing serious abuse/neglect complaints at facilities and provider settings operated, certified, or licensed by six State agencies. The activities of the Commission on Quality of Care and Advocacy for Persons with Disabilities (CQCAPD) were subsumed by the Justice Center when it became operational on June 30, 2013.

Local assistance spending in mental hygiene accounts for nearly half of total mental hygiene spending from State Operating Funds, and as of August 28, 2013, was projected to grow by an average rate of 3.7 percent annually. This growth is attributable to increases in the projected State share of Medicaid costs and projected expansion of the various mental hygiene service systems, including: increases primarily associated with developing new OPWDD residential and non-residential services and supports; the New York/New York III Supportive Housing agreement; and community beds that, as of August 28, 2013, were under development in the OMH pipeline. Additional outyear spending is assumed in Financial Plan estimates for costs associated with efforts to move individuals in nursing homes and other settings to the least restrictive setting possible, as well as several chemical dependence treatment and prevention initiatives for individuals receiving services through OASAS.

The Financial Plan achieves lower spending growth by authorizing the elimination of automatic inflationary factors in fiscal year 2014, including the 1.4 percent Human Services COLA and Medicaid trend adjustment, which provides rate reimbursement adjustments for eligible providers of services to the developmentally disabled; improved program efficiencies; enhanced audit recoveries; reduced administrative costs reimbursed to OPWDD providers; and revised estimates for mental health community bed funding.

OPWDD’s Medicaid-related spending estimates were revised downward in the Enacted Budget Financial Plan by $820 million in fiscal year 2014, $535 million in fiscal year 2015, and $357 million thereafter. These revisions are attributable to the impact of reduced Federal revenue from Medicaid reimbursement at State-operated facilities providing developmental disability services. To compensate for the reduced Federal reimbursement for services provided, as of August 28, 2013, the State was undertaking various actions to reduce overall costs in the least disruptive manner possible for service delivery. These actions include shifting a portion of OPWDD Medicaid costs to DOH, the impact of which is expected to be managed on a neutral Financial Plan basis through the implementation of several actions, including comprehensive program reforms consistent with other states to generate Federal reimbursement for services already being provided, and the management of certain MRT investment initiatives. These savings were valued at $730 million in fiscal year 2014, $445 million in fiscal year 2015, and $267 million in each of fiscal year 2016 and fiscal year 2017 and are part of the Mental Hygiene Stabilization Fund within the DOH global spending cap. In addition, $90 million of savings were to be achieved by OPWDD through a combination of actions identified in consultation with all relevant parties. These include $50 million in savings from reduced administrative costs, improved efficiencies, and collaborative efforts to utilize lower cost community based supports and services as opposed to more costly settings such as institutions and residential schools. In addition, $40 million in savings were to be generated from increased audit recoveries generated by enhanced audit activity by the Office of Medicaid Inspector General (OMIG) related to OPWDD services provided by nonprofit agencies.

Social Services

The Office of Temporary and Disability Assistance (“OTDA”) local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (“SSI”). The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.

The decline in OTDA spending from fiscal year 2013 results to Fiscal Year 2014 Updated Financial Plan projections is driven primarily by the State’s projected costs for public assistance caseload and the fact that there are no longer timing delays for payments. As of August 28, 2013, the average public assistance caseload was projected to total 554,011 recipients in fiscal year 2014, a decrease of 2.2 percent from fiscal year 2013 levels. Approximately 249,528 families were expected to receive benefits through the Family Assistance program in fiscal year 2014, a decrease of 2.7 percent from fiscal year 2013. In the Safety Net program an average of 118,706 families were expected to be helped in fiscal year 2014, a decrease of 3.0 percent from fiscal year 2013. The caseload for single adults/childless couples supported through the Safety Net program was projected at 185,777 in fiscal year 2014, a decrease of 0.8 percent from fiscal year 2013.

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services intended to reduce out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families. The youth facilities program serves youth directed by family or criminal courts to be placed in residential facilities.

Financial Plan growth is driven by increases in claims-based programs; an increase in General Fund spending on Day Care beginning in fiscal year 2015, in order to keep spending on this program constant after a projected decrease in Federal funding; and the continued implementation of the New York City Close to Home Initiative. Growth in Child Welfare Services and Adult Protective/Domestic Violence reflects anticipated growth in local claims and flat Federal funding.

Transportation

In fiscal year 2014, the Department of Transportation (“DOT”) is slated to provide $4.7 billion in local assistance to support statewide mass transit systems. This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs. The MTA, due to the size and scope of its transit system, receives the majority of the statewide mass transit operating aid. Additionally, the MTA receives operating support from the Mobility Tax and MTA Aid Trust Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District. The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit system. Legislation enacted in December 2011 eliminated the MTA payroll tax for all elementary and secondary schools as well as for certain small businesses. The State is expected to compensate the MTA for the decrease in receipts from this tax reduction.

As of August 28, 2013, operating aid to the MTA and other transit systems was expected to increase in fiscal year 2014 by 10.1 percent, which reflects the impact of timing associated with availability of funding resources and growth assumed in the current receipts forecast.

Local Government Assistance

Direct aid to local governments includes the Aid and Incentive for Municipalities (“AIM”) program, which was created in fiscal year 2006 to consolidate various unrestricted local aid funding streams; VLT impact aid; and Small Government Assistance and Miscellaneous Financial Assistance. In addition, the State provides incentive grants to local governments. Spending for AIM efficiency incentive grants increases over the multi-year period reflecting the implementation of the Local Government Performance and Efficiency Program enacted in fiscal year 2012 to reward municipal efficiencies and to encourage less duplication among local governments in the delivery of services.

All Other Local Assistance Spending

Other local assistance programs and activities include criminal justice, economic development, aging, and housing. Spending in these areas is not expected to change materially over the Financial Plan period.

Agency Operations

Agency operating costs include personal service, non-personal service, and General State Charges (GSCs). Personal service includes salaries of State employees of the Executive, Legislative, and Judicial branches, as well as overtime payments and costs for temporary employees. Non-personal service generally accounts for the cost of operating State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology, and professional business services), supplies and materials, equipment, and telephone service. GSCs account for the costs of fringe benefits (i.e., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. In addition, certain agency operations of Transportation and Motor Vehicles are included in the capital projects fund type and not reflected in the State Operating Funds personal service or non-personal service totals.

Approximately 94 percent of the State workforce is unionized. The largest unions include CSEA, which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which represents professional and technical personnel (i.e., attorneys, nurses, accountants, engineers, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

Growth in agency operating spending is concentrated in agencies that operate large facilities, such as the State University, the mental hygiene agencies, and Corrections and Community Supervision. The main causes of growth include inflationary increases in payroll and operating costs expected for food, medical care and prescription drugs, and energy costs in State facilities, offset by expected savings from enterprise procurement efforts. In most years, there are 26 bi-weekly pay periods. In fiscal year 2016, there is one additional State institutional payroll, which results in higher spending mainly in mental hygiene and corrections. In addition, the State is slated to begin repayment to State employees of certain amounts withheld pursuant to the DRP in fiscal years 2012 and 2013 beginning in the last pay period in fiscal year 2015.

General State Charges

Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation, unemployment insurance and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations. However, certain agencies, including the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through GSCs are paid from the General Fund in the first instance, and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The largest General Fund reimbursement comes from the mental hygiene agencies.

GSCs also include certain fixed costs such as State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

As of August 28, 2013, GSCs were projected to increase at an average annual rate of 6.5 percent over the Financial Plan period. This is due to projected growth in health insurance and pension costs, offset by revenue collected from fringe benefit assessments, particularly from the mental hygiene agencies.

Transfers to Other Funds (General Fund Basis)

General Fund transfers help finance the State’s share of Medicaid costs for State-operated mental hygiene facilities, debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital activities, and a range of other activities.

A significant portion of the capital and operating expenses of DOT and the Department of Motor Vehicles (“DMV”) are funded from the Dedicated Highway and Bridge Trust Fund (“DHBTF”). The Fund receives various dedicated tax and fee revenues, including the petroleum business tax, motor fuel tax, and highway use taxes. The Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF. As of August 28, 2013, the subsidy was required because the cumulative expenses of the fund—capital and operating expenses of DOT and DMV, debt service on certain transportation bonds—exceeded current and projected revenue deposits and bond proceeds.

As of August 28, 2013, General Fund transfers to other funds were expected to total $8.7 billion in fiscal year 2014—a $1.9 billion increase from fiscal year 2013. This increase is predominantly a function of the re-categorization of SUNY operating support, and the higher costs associated with operating mental hygiene facilities in lieu of reduced Federal revenue.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., Empire State Development, DASNY, and the Thruway Authority, subject to an appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of August 28, 2013, total debt service was projected at $6.1 billion in fiscal year 2014, of which $1.6 billion was paid from the General Fund through transfers, and $4.4 billion from other State funds. The General Fund transfer finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State’s revenue bonds, including personal income tax bonds, DHBTF bonds, and mental health facilities bonds.

As of August 28, 2013, fiscal year 2014 spending estimates had been revised for the assumed prepayment of $318 million of debt service that was due during fiscal year 2015. Otherwise, debt service spending was unchanged from Enacted Budget estimates.

PRIOR FISCAL YEARS

Cash-Basis Results

General Fund Fiscal Years 2011 Through 2013

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

Recent Trends

With State receipts slowly recovering, the State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

Fiscal Year 2013

The State ended fiscal year 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The fiscal year 2013 closing balance was $177 million lesser than the fiscal year 2012 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

General Fund receipts, including transfers from other funds, totaled $58.8 billion in fiscal year 2013. Total receipts during fiscal year 2013 were $1.9 billion (3.3 percent) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between DFS and Standard Chartered Bank.

General Fund disbursements, including transfers to other funds, totaled $59.0 billion in fiscal year 2013, $2.5 billion (4.4 percent) higher than in the prior fiscal year. This reflected expected growth in various local assistance programs, including education and Medicaid, both of which were subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

Fiscal Year 2013 Results Compared to Fiscal Year 2013 Enacted Budget

The Fiscal Year 2013 General Fund closing balance of $1.6 billion was $209 million lower than initially estimated in the Fiscal Year 2013 Enacted Budget which reflected the combined impact of lower than planned receipts ($119 million) and higher than planned spending ($90 million).

Receipts

Total receipts through March 2013 were $119 million below initial projections, reflecting the net impact of higher tax collections ($25 million); higher non-tax receipts and grants ($277 million); and lower than projected transfer support from other State funds ($421 million).

The variance in tax collections was a function of higher than anticipated business tax collections ($214 million) due to higher gross receipts and audit collections offset by lower than planned user taxes ($199 million) from slower than expected growth in taxable consumption. The variance in non-tax receipts represented a $340 million settlement payment to the State from Standard Chartered Bank based on claims that the bank did not comply with financial regulations; $75 million from the Manhattan District Attorney (DA) due to increased settlement activity; and lower than anticipated collections for abandoned property ($71 million) and licensing and fees ($54 million).

The lower than initially estimated transfers to the General Fund was mainly attributable to the ongoing revenue arbitration between the State and the Seneca Nation regarding the Tribe’s exclusivity zone ($104 million), and the delayed collection of receipts from localities for their share of youth facilities costs due to the timing of approval of the rate packages ($77 million). In addition, transfers were lower than initially projected due to the timing of certain mental hygiene transfers.

Spending

General Fund spending through March 2013 was $90 million above initial projections due to higher than anticipated spending in local assistance ($115 million), personal service ($238 million), and GSCs ($146 million), offset by lower than anticipated spending in non-personal service costs ($118 million) and lower than projected General Fund transfers to other State funds ($291 million).

The local assistance spending variance included $468 million in higher than projected spending for health care due almost entirely to revenue shortfalls in the HCRA fund that would otherwise offset Medicaid spending, and $124 million in higher-than-projected School Aid disbursements. These increased costs were largely offset by lower disbursements across a range of programs and activities.

Personal service spending exceeded initial estimates due almost exclusively to retroactive payments related to labor settlements reached between the State and two public employee unions after enactment of the fiscal year 2013 budget. These payments were financed from General Fund balances designated for this purpose. Non-personal service under-spending was reflected across a number of State agencies and programs, including: DOH

Medicaid ($30 million) due to lower than planned contractual costs; the Labor Management Committees ($16 million) due to lower than anticipated costs for negotiated employee benefits; and disaster-related costs ($16 million) due to lower than assumed State outlays associated with Hurricane Irene and Tropical Storm Lee.

GSCs were higher than initially projected due mainly to the impact of higher than anticipated Workers’ Compensation payments, large one-time litigation payments and lower reimbursement payments from non-General Fund financing sources.

General Fund transfers to other funds were below initial estimates because of lower than projected operational costs for mental hygiene facilities ($132 million) and lower transfers needed to support the financing costs of Capital Projects ($139 million). The reduced transfers to the Capital Projects Fund reflected several factors that occurred throughout fiscal year 2013, including savings from refunding, the timing and size of bond sales, and the financing mix for capital projects, most of which were recognized and accounted for through subsequent updates to the Fiscal Year 2013 Financial Plan. The overall lower transfers were partially offset through higher debt service transfers ($67 million)—a reflection of a decision to pre-pay a portion of fiscal year 2014 debt service costs during fiscal year 2013 in order to achieve future savings.

Fiscal Year 2012

The State ended fiscal year 2012 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements, and $75 million in an undesignated fund balance. The fiscal year 2012 closing balance was $411 million greater than the fiscal year 2011 closing balance, which largely reflected actions to establish designated resources that could be used to address costs associated with potential retroactive labor agreements, and to build the State’s general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of the fiscal year 2012, the first deposit to the State’s rainy day reserves since fiscal year 2008.

General Fund receipts, including transfers from other funds, totaled $56.9 billion in fiscal year 2012. Total receipts during fiscal year 2012 were $2.5 billion (4.5 percent) higher than in the prior fiscal year. Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($2.4 billion) and business tax collections ($481 million). A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

General Fund disbursements, including transfers to other funds, totaled $56.5 billion in fiscal year 2012, $1.1 billion (2.0 percent) higher than in the prior fiscal year. Excluding the impact of a $2.1 billion school aid deferral from March 2010 to the statutory deadline of June 2010, annual spending grew by $3.2 billion. Spending growth was largely due to the phase-out of extraordinary Federal aid (including the enhanced Federal share of Medicaid, Federal American Recovery and Reinvestment Act of 2009 (“ARRA”) Stabilization funding, and the TANF Emergency Contingency Fund) that temporarily reduced State-share spending in fiscal year 2011. Annual General Fund spending for agency operations in fiscal year 2012 was lower than in fiscal year 2011, consistent with management expectations and continued efforts in managing the workforce and controlling costs. Annual growth in GSCs was mainly due to employee fringe benefit costs and workers’ compensation payments; the pre-payment of pension costs during the final quarter of fiscal year 2012; and lower reimbursement from non-General Funds.

Fiscal Year 2011

The State ended fiscal year 2011 in balance on a cash basis in the General Fund. The General Fund ended fiscal year 2011 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance was $928 million lower than in fiscal year 2010. This reflected the planned use of a fund balance to pay for expenses deferred from fiscal year 2010 into fiscal year 2011.

General Fund receipts, including transfers from other funds, totaled $54.4 billion in fiscal year 2011. Total receipts during fiscal year 2011 were $1.9 billion (3.6 percent) higher than in the prior fiscal year. Total tax receipts were $2.5 billion higher, mainly due to the growth in personal income tax collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Non-tax revenue was $631 million below the prior year. This was primarily due to the following fiscal year 2010 collections that were not received, or received in lower amounts, in fiscal year 2011: temporary utility surcharge (18-A assessment) ($429 million); the Power Authority resources ($158 million); Energy Research and Development Authority (“ERDA”) resources ($90 million); and fine collections ($101 million). An increase in the level of excess balances transferred from other funds partly offset the annual decline in miscellaneous receipts.

General Fund disbursements, including transfers to other funds, totaled $55.4 billion in fiscal year 2011. Disbursements in fiscal year 2011 were $3.2 billion (6.1 percent) higher than in the prior fiscal year. Spending growth was affected by the deferral of a $2.06 billion payment to schools from March 2010 to the statutory deadline of June 2010. Adjusting for this anomaly (that is, reducing fiscal year 2011 results by $2.06 billion and increasing fiscal year 2010 results by an equal amount), spending would have been approximately $950 million below fiscal year 2010 levels.

Local assistance spending, adjusted for the School Aid deferral, declined by approximately $1.1 billion compared to fiscal year 2010. This reflected lower levels of general School Aid spending enacted in the Fiscal Year 2011 Budget; the delay of a $300 million CUNY Senior College payment from fiscal year 2009 to June of fiscal year 2010, which increased fiscal year 2010 spending relative to fiscal year 2011; the elimination, as part of the fiscal year 2011 gap-closing plan, of approximately $300 million in annual AIM funding for New York City that would have been paid by December 2010; and additional Federal funding for public assistance benefit costs and State and local child welfare shares in fiscal year 2011, which reduced General Fund spending. These declines were partly offset by higher Medicaid spending due to rising costs of providing Medicaid services and reductions in the amount of available offsets from HCRA related to Indigent Care.

The annual change in personal service spending was mainly due to the payment of $270 million in retroactive salary settlements for employees represented by NYSCOPBA, the PBA and the Bureau of Criminal Investigation (BCI) in fiscal year 2010 and reductions across nearly all agencies. Non-personal service spending was lower by $155 million (7.8 percent) compared to the prior year, mainly reflecting the impact of spending controls.

Growth in GSCs spending was attributable to the increase in State contributions to the pension system and increased health insurance costs. Pension costs increased by $315 million in fiscal year 2011, after the amortization of $249 million in costs. Health insurance costs increased by $374 million. Transfers increased mainly for capital projects and the State share of Medicaid costs related to mental hygiene programs.

State Operating Funds Fiscal Years 2011 Through 2013

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

Fiscal Year 2013

State Operating Funds receipts totaled $85.1 billion in fiscal year 2013, an increase of $2.5 billion over the fiscal year 2012 results. Disbursements totaled $88.8 billion in fiscal year 2013, an increase of $1.7 billion from the fiscal year 2012 results. The State ended fiscal year 2013 with a State Operating Funds cash balance of $4.4 billion. In addition to the $1.6 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.4 billion and the debt service funds had a closing balance of $381 million. The special revenue fund balances were held in numerous funds and accounts that supported a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the preservation of moneys needed for debt service payments to bond holders.

Fiscal Year 2012

State Operating Funds receipts totaled $82.6 billion in fiscal year 2012, an increase of $3.8 billion over the fiscal year 2011 results. Disbursements totaled $87.2 billion in fiscal year 2012, an increase of $2.8 billion from the fiscal year 2011 results. The State ended fiscal year 2012 with a State Operating Funds cash balance of $3.8 billion. In addition to the $1.8 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $1.6 billion and the debt service funds had a closing balance of $428 million. The remaining special revenue fund balances were held in numerous funds and accounts that supported a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the preservation of moneys needed for debt service payments to bond holders.

Fiscal Year 2011

State Operating Funds receipts totaled $78.8 billion in fiscal year 2011, an increase of $2.9 billion over the fiscal year 2010 results. Disbursements totaled $84.4 billion in fiscal year 2011, an increase of $3.8 billion from the fiscal year 2010 results. The State ended fiscal year 2011 with a State Operating Funds cash balance of $4.0 billion. In addition to the $1.4 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.1 billion and the debt service funds had a closing balance of $453 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated moneys received for a specified purpose prior to disbursement). A large fund balance was dedicated to finance the operations and activities of SUNY campuses and hospitals ($651 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the preservation of moneys needed for debt service payments to bond holders.

All Funds Fiscal Years 2011 Through 2013

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds. As of June 19, 2013, the All Funds Financial Plan had not grown in recent years.

Fiscal Year 2013

All Funds receipts for fiscal year 2013 totaled $133.2 billion, an increase of $511 million over fiscal year 2012 results. Annual growth in tax receipts and miscellaneous receipts was partly offset by a decline in Federal grants. All Funds disbursements for fiscal year 2013 totaled $133.1 billion, a decrease of $407 million over fiscal year 2012 results. The annual decline largely reflected the growth in State Operating Funds previously described, more than offset by declines in Federal Operating Funds and Capital Project Funds. The annual decrease in Federal Operating Funds spending was due to the phasing-out of approximately $2.7 billion in funding available from the Federal ARRA between fiscal years 2012 and 2013, partially offset by nearly $1 billion in Federal disaster assistance spending in fiscal year 2013. The capital projects spending decline reflected the recent completion of economic development projects, including the SUNY College for Nanoscale and Science Engineering, Global Foundries, and the Aqueduct Video Lottery Facility.

The State ended fiscal year 2013 with an All Funds cash balance of $3.9 billion. The $4.4 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $485 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2012

All Funds receipts for fiscal year 2012 totaled $132.7 billion, a decrease of $577 million over fiscal year 2011 results. Annual growth in tax receipts and miscellaneous receipts was more than offset by a decline in Federal grants. All Funds disbursements for fiscal year 2012 totaled $133.5 billion, a decrease of $1.3 billion over fiscal year 2011 results. The annual changes largely reflected the impact of Federal ARRA aid.

The State ended fiscal year 2012 with an All Funds cash balance of $3.4 billion. The $3.8 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $449 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2011

All Funds receipts for fiscal year 2011 totaled $133.3 billion, an increase of $6.7 billion over fiscal year 2010 results. Annual growth in Federal grants and tax receipts was partially offset by a decline in miscellaneous receipts. All Funds disbursements for fiscal year 2011 totaled $134.8 billion, an increase of $7.9 billion over fiscal year 2010 results. The annual change reflected growth due to ARRA “pass-through” and growth in capital spending and debt service, as well as the $2.1 billion school aid deferral from fiscal year 2010.

The State ended the fiscal year 2011 with an All Funds cash balance of $3.8 billion. The $4.0 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $168 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

CAPITAL PROGRAM AND FINANCING PLAN

DOB prepares a Multi-Year Capital Program and Financing Plan with the Executive Budget and updates it following enactment of the budget (the “Enacted Capital Plan”). The Enacted Capital Plan outlines the anticipated capital spending over the five-year period, the means by which it is to be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Capital Plan

As prescribed by New York Works Task Force, DOB, as of June 19, 2013, had for the first time formulated 10-year capital commitment and disbursement projections for State agencies. The total commitment and disbursement levels over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to the fiscal year 2014.

Fiscal Year 2014 Capital Projects Spending

Spending on capital projects is projected to total $9.4 billion in fiscal year 2014, which includes $1.4 billion in “off-budget spending” directly from bond proceeds held by public authorities. Overall, capital spending in fiscal year 2014 is projected to increase by $543 million (6 percent) from fiscal year 2013.

In fiscal year 2014, transportation spending is projected to total $4.7 billion, which represents 50 percent of total capital spending, with education, including the Expanding Our Children’s Education and Learning (“EXCEL”) program, comprising the next largest share at 22 percent. Economic development spending represents 6 percent and spending for parks and environment represents 7 percent. The remaining 15 percent is comprised of spending for mental hygiene, health and social welfare, public protection and all other capital programs.

Spending for transportation is projected to increase by $269 million (6 percent) in fiscal year 2014, reflecting the continuation of accelerated spending on road and bridge projects under the New York Works program and additional Consolidated Highway Improvement Programs (CHIPs) funding included in the Enacted Budget.

Parks and environment spending is expected to decrease by $72 million (-10 percent) in fiscal year 2014 reflecting the continued phasedown of general obligation bond authorizations.

Economic development and government oversight spending is projected to increase by $173 million (40 percent). This spending reflects several new economic development initiatives designed to spur job growth, including money for the Regional Councils Initiative. Also, in fiscal year 2014, the Enacted Budget dedicates resources to western New York to bolster the Buffalo Regional Innovative Cluster, and the Buffalo Bills Stadium improvements. It also provides additional investments in capital projects for higher education that are to provide statewide economic opportunities, including SUNY 2020 and CUNY 2020.

Spending for health and social welfare is projected to increase by $52 million (9 percent). This reflects ongoing commitment levels of the $1.6 billion HEAL NY program enacted in fiscal year 2008.

Education spending is projected to decrease by $107 million (-5 percent) in fiscal year 2014. This is primarily due to declining spending at SUNY related to the removal of the residence hall program and continued spending from previously enacted capital plans, as well as the phasedown of the EXCEL program.

Spending increases of $89 million (37 percent) for public protection primarily reflect the State’s share of funding related to damages caused by Superstorm Sandy, enhanced aviation equipment, continued investments in the Division of Homeland Security and Emergency Services State Preparedness Training Center, as well as preservation and improvement projects at correctional facilities. Mental hygiene capital spending is expected to increase by $104 million.

General government capital spending is expected to increase by $41 million (62 percent) primarily attributable to costs associated with State technology projects, which are to be selected through a governance process based on return on investment (ROI) or a cost-benefit analysis.

Spending for agencies in the “All Other” category is projected to decrease by $4 million (-6 percent) primarily due to reduced spending from the Statewide equipment program.

Financing Fiscal Year 2014 Capital Projects Spending

In fiscal year 2014, the State plans to finance 57 percent of capital projects spending with long-term debt. Federal aid is expected to fund 19 percent of the State’s fiscal year 2014 capital spending, primarily for transportation. State cash resources are slated to finance the remaining 24 percent of capital spending. Year-to-year, total pay-as-you-go support is projected to decrease by $159 million, with State pay-as-you-go decreasing by $138 million and Federal pay-as-you-go support decreasing by $21 million. Bond-financed spending is projected to increase by $700 million.

Financing Plan

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2013, total State-related debt outstanding totaled $56.1 billion, equal to approximately 5.4 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State have been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax Revenue Bond program and the New York LGAC bonds. Since 2002, the State has financed most of its capital program with Personal Income Tax Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State expects to transition to using only three credits—general obligation bonds, Personal Income Tax Revenue Bonds, and the new Sales Tax Revenue Bond program, which was authorized in the Enacted Budget.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”)-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by Office of the State Comptroller (“OSC”) on an annual basis. The debt reported in the GAAP-basis financial statements includes general obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not included in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of general obligation debt and debt of LGAC is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of Personal Income Tax and Sales Tax Revenue Bonds) acting under the direction of DOB. The Authorized Issuers include the Thruway Authority, DASNY, Empire State Development (“ESD”), the Environmental Facilities Corporation (EFC), and the Housing Finance Agency (HFA) for Personal Income Tax

Revenue Bonds and the Thruway Authority, DASNY, and ESD for Sales Tax Revenue Bonds. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board (PACB) and the State Comptroller.

The State indicated as of June 19, 2013 that it had never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual obligation financing arrangements.

State-Supported Debt Outstanding

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes general obligation debt, State Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for general obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features, as described in this section. The Debt Reform Act limits the amount of new State supported debt issued since April 1, 2000. See “Financial Plan Overview—Capital Commitment Plan and Debt Reform Act Limit” for more information.

State Personal Income Tax Revenue Bond Program

Since 2002, the Personal Income Tax Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State personal income tax receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds.

Legislation enacted in 2007 increased the amount of personal income tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual personal income tax receipts or (ii) $6 billion. Debt service on State Personal Income Tax Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2013, approximately $27 billion of State Personal Income Tax Revenue Bonds were outstanding. The projected Personal Income Tax Revenue Bond coverage ratios, noted below, are based upon estimates of personal income tax receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $3.5 billion annually over the next four years, personal income tax coverage is expected to decline from 3.8 times in fiscal year 2014 to 3.7 times in fiscal year 2017.

Sales Tax Revenue Bond Program

Legislation included in the Fiscal Year 2014 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program is to replicate certain credit features of personal income tax and LGAC revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that is to provide for the payment of these bonds. The new Sales Tax Revenue Bonds are to be secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this is to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements would be transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund is expected to have appropriation-incentive and General Fund “reach back” features comparable to personal income tax and LGAC bonds. A “lock box” feature is to restrict transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

DOB expects the first Sales Tax Revenue Bond issue to close in the third quarter of fiscal year 2014 and that the Sales Tax Revenue Bonds are to be used interchangeably with Personal Income Tax Revenue Bonds to finance State capital needs. Assuming average issuances of approximately $1.2 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 37.4 times in fiscal year 2014 to 9.7 times in fiscal year 2017.

Also included in the Fiscal Year 2014 Enacted Budget was legislation that authorizes the use of State Sales Tax Revenue Bonds and Personal Income Tax Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This change allows the State to transition to the use of three primary credits—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation Bonds to finance the State’s capital needs.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term general obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years, and the State, as of June 19, 2013, had no bonds outstanding with a remaining final maturity that was more than 30 years.

General obligation debt, as of June 19, 2013, was authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.

Most general obligation debt-financed spending in the Enacted Capital Plan is authorized under nine previously approved bond acts (five for transportation and four for environmental and recreational programs). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act. DOB projected that spending authorizations from the remaining bond acts would be virtually depleted by the end of the plan. As of March 31, 2013, approximately $3.5 billion of general obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term general obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to general obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is to be amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025.

The legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. As of June 19, 2013, however, the State had taken extraordinary measures in recent years to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by New York City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Fiscal Year 2014 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State Personal Income Tax Revenue Bond program, public authorities or municipalities issued other lease-purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Under this financing structure, bonds were issued to finance various capital programs, including those which finance certain of the State’s highway and bridge projects, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel related-taxes, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

Legislation first enacted in fiscal year 2011, and extended through fiscal year 2014, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates.

Other New York State Revenue Bond Programs

Legislation included as part of the Fiscal Year 2014 Enacted Budget authorizes Personal Income Tax and Sales Tax Revenue Bonds to be issued to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This change allows the State to transition to the use of three primary credits—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and general obligation bonds.

Dedicated Highway and Bridge Trust Fund Bonds

DHBTF bonds are issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees. As of March 31, 2013, approximately $7.0 billion of DHBTF bonds were outstanding.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement bonds are issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2013, approximately $2.3 billion of Mental Health Facilities Improvement bonds were outstanding.

A major source of patient revenues for these bonds are Federal Medicaid payments for services delivered by OPWDD. Debt service coverage ratios for future years, as of June 19, 2013, were projected at approximately 7.3 times for existing Mental Health Facilities Improvements Revenue Bonds. As noted previously, the Federal Center for Medicare and Medicaid Services (“CMS”) have engaged the State regarding claims for services provided to individuals in developmental centers operated by OPWDD. In addition, to the reductions in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health & Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of

Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (“ICF/DD”). The initial review period includes claims for services provided during the period April l, 2010 through March 31, 2011. As a result of this review, CMS may seek to recover Federal funds for any payments that it determines to be in excess of Federal requirements. The State has prospectively resolved CMS concerns regarding its payments to ICF/DDs with a state plan change effective April 1, 2013, and continues to have discussions with CMS to resolve these concerns related to the April 1, 2010 through March 31, 2011 period. Adverse action by the Federal government relative to the allowability of Medicaid costs or services in years prior to fiscal year 2014 would result in a significant loss of Federal aid. The prospective resolution of this matter resulted in a reduction in Federal aid of $1.1 billion annually. A comparable amount of Federal aid is at risk for any prior period that may be pursued by CMS. Matters of this type are sometimes resolved with a prospective solution (as already commenced by New York State), and the State is not aware of any similar attempts by the Federal government to retroactively recover Federal aid of this magnitude that was paid pursuant to an approved State plan. The State continues to seek CMS approval to proceed with the development of a sustainable system of service funding and delivery for individuals with developmental disabilities. However, there can be no assurance that Federal action in this matter will not result in materially adverse changes to the State Financial Plan.

SUNY Dormitory Facilities Bonds

Legislation enacted in the Fiscal Year 2014 Budget created a new bonding program to finance the SUNY residence hall program. The new bonding program is to be supported solely by third party revenues generated by student rents. The revenues are to flow directly to DASNY for the payment of debt service without an appropriation. Unlike the existing program, the new program is not expected to include a SUNY general obligation pledge, thereby eliminating any recourse to the State. The existing SUNY Dormitory Facilities Lease Revenue Bonds are expected to continue to be counted as State-supported debt until they are refunded and defeased or are paid off at maturity. As of March 31, 2013, approximately $1.5 billion of SUNY Dormitory Facilities Lease Revenue Bonds were outstanding under the existing program.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt, as discussed above, and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt. As of March 31, 2013, the State had never been required to make an unanticipated debt service payment on contingent contractual, moral obligation, or State-guaranteed obligations.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for general obligation, all payments are subject to annual appropriation. As of June 19, 2013, the State indicated that it had never been required to make any payments under this financing arrangement, but the bankruptcy and deteriorating financial conditions of certain hospitals in the secured hospitals program (described below) may require the State to start making payments in fiscal year 2014.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State MCFFA and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. As of March 31, 2013, there was approximately $421 million of bonds outstanding for this program. See “Financial Plan Overview—Risks and Uncertainties Related to the State Financial Plan—Secured Hospital Program” for more information.

Tobacco Settlement Financing Corporation (“TSFC”)

Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments through the TSFC, a corporation created under the legislation that is a subsidiary of the MBBA, through an asset-backed securitization transaction. To lower costs, the legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State’s contractual payments will be required in the event that tobacco receipts and bond reserves are not sufficient to pay debt service, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in fiscal year 2004 ($3.8 billion) and fiscal year 2005 ($400 million).

The bonds carry a final nominal maturity of 19 years and have an expected final maturity of 13 years, based on optional redemptions (i.e., an expected final maturity in calendar year 2018). The expected final maturity may deviate due to the optional nature of the redemptions and adjustments to tobacco settlement payments due from participating manufacturers. Various manufacturers, including the original participating manufacturers, have made reduced payments to states and territories, or deposit payments into a special disputed payments account awaiting determination through arbitration of entitlement to adjustments. As of March 31, 2013, approximately $2.4 billion of TSFC bonds were outstanding. DOB does not anticipate that the State will be called upon to make any payment, pursuant to the contingency contract, in fiscal year 2014. However, if the State were to lose the current arbitration decision and continued to lose future arbitration determinations, it is possible that the State will have to make payments through the service contract after the debt service fund is depleted. See “Litigation and Arbitration—Tobacco Master Settlement Agreement” for more information.

Moral Obligation Financings

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of June 19, 2013, there had never been a payment default on any moral obligation debt of any public authority. DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (HFA) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation (UDC) and other public authorities which had moral obligation debt outstanding. As of June 19, 2013, the State indicated that it had not been called upon to make any payments pursuant to any moral obligations since fiscal year 1987 and no such requirements were anticipated during fiscal year 2014.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). As of June 19, 2013, the State indicated that it had never been called upon to make any direct payments pursuant to any such guarantees.

Due to concerns regarding the economic viability of its programs, JDA’s loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA’s capital finances. As of March 31, 2013, JDA had approximately $15 million of bonds outstanding. DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in fiscal year 2014.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the issuer or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

Debt issuances of $5.1 billion are planned to finance new capital project spending in fiscal year 2014, an increase of $1.5 billion (42 percent) from fiscal year 2013. It is anticipated that the State will finance capital projects through Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and general obligation bonds in fiscal year 2014. Personal Income Tax and Sales Tax issuances are to include capital projects previously financed through the DHBTF Bonds credit and Mental Health Facilities Improvement Revenue Bonds credit. The SUNY residence hall program is to be financed with the new SUNY Dormitory Facilities credit that was authorized in the Enacted Budget.

The bond issuances are to finance capital commitments for transportation infrastructure ($1.9 billion), education ($1.7 billion), health and mental hygiene ($459 million), economic development ($424 million), the environment ($362 million), and State facilities and equipment ($323 million).

As of June 19, 2013, the State indicated that over the next five years, new debt issuances were projected to total $24.7 billion. New issuances are primarily for transportation infrastructure ($7.9 billion), education facilities ($8.0 billion), economic development ($4.1 billion), the environment ($1.6 billion), mental hygiene and health care facilities ($1.6 billion), and State facilities and equipment ($1.5 billion).

The State expects to finance all of its bond-financed capital needs in fiscal year 2014 through only three highly-rated programs—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and general obligation bonds.

State-Related Debt Service Requirements

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of June 19, 2013, the limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements are also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $52.5 billion as of March 31, 2013 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 billion each (15 percent of total outstanding State-supported debt). As discussed below, as of March 31, 2013, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2013, the State’s Authorized issuers had a notional amount of $2.0 billion in interest rate exchange agreements. Overall, the State’s swap exposure is expected to decline from 3.9 percent in fiscal year 2013 to 2.7 percent in fiscal year 2018.

As of June 19, 2013, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement results in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of London InterBank Offered Rate (“LIBOR”) for all State swaps). The variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty off-set each other, leaving the State with the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at that time.

As of June 19, 2013, the State indicated that it had no plans to increase its swap exposure, and that it might take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

Net Variable Rate Obligations

The State’s net variable rate exposure (including a policy reserve) is projected to average 1.6 percent of outstanding debt from fiscal years 2013 through 2017. The debt that is charged against the variable rate cap represents the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap are not included in the variable rate cap, as discussed previously in the “Interest Rate Exchange Agreements” section.

As of June 19, 2013, the State indicated that its current policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

As of June 19, 2013, the State indicated that it had no plans to issue additional variable rate debt, and that it might further reduce existing variable rate exposure.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. The caps can authorize bond financing of capital appropriations. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. The aggregate bond caps have increased by $3.6 billion in fiscal year 2014.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of general obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

As of December 31, 2012 (with respect to Job Development Authority or “JDA” as of March 31, 2013), each of 19 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $171 billion, only a portion of which constitutes State-supported or State-related debt.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and January 2012, the State Legislature passed 21 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, including a total of four passed during the 2009 and 2010 legislative sessions. Legislation introduced during the regular 2012 legislative session that would have authorized Rockland County and the City of Long Beach to issue bonds to address accumulated deficits did not pass both houses of the legislature. In the 2013 regular session, similar legislation on behalf of these two entities passed both houses of the legislature and, as of August 28, 2013, was awaiting submission for gubernatorial action. The legislation relating to Long Beach has a technical defect relating to the timing of the issuance of the bonds, and a bill correcting the defect has been introduced for future consideration by the legislature. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

The Buffalo Fiscal Stability Authority had exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.

In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court and did not prevail. As of August 28, 2013, NIFA was exercising Control Period powers over Nassau County.

On February 14, 2013, the U.S. District Court for the Eastern District of New York issued an opinion in Carver, et al. v. Nassau County Interim Finance Authority, et al. granting the plaintiffs’ (law enforcement unions) motion for summary judgment seeking to nullify NIFA’s imposition of a wage freeze during the control period in 2011. The court stated that the operation of its judgment shall be stayed pending an appeal, by NIFA to the United States Court of Appeals for the Second Circuit. Both NIFA and the County have appealed.

On July 9, 2013, State Supreme Court, Nassau County issued a decision in Nassau County et al. v Nassau County Interim Finance Authority, dismissing litigation challenging NIFA’s authority to review a plan developed by the County for making real property tax refunds and NIFA’s disapproval of certain personal services contracts. As of August 28, 2013, the decision had not been appealed.

Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which, as of August 28, 2013, performed certain review and advisory functions. The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s fiscal year 2013 or thereafter.

Legislation enacted earlier in 2013 created the Fiscal Restructuring Board for Local Governments. The Restructuring Board, upon the request of a “fiscally eligible municipality,” is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. The Restructuring Board is also authorized to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel. Other portions of the legislation amended and extended for three years the binding arbitration provisions applicable to labor impasses between municipal employers and employee organizations representing police, fire and certain other employees. In the case of a “fiscally eligible municipality,” a public arbitration panel must assign a weight of seventy percent to the municipality’s ability to pay.

In June 2013, OSC unveiled its Fiscal Stress Monitoring System—an early warning system that is intended to identify stress conditions in local communities, utilizing a number of fiscal and environmental indicators. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “no designation.”

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in fiscal year 2014 or thereafter.

For the purpose of this “Litigation and Arbitration” section, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, at all of which are above the $100 million materiality threshold described above. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in fiscal year 2014 or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Fiscal Year 2014 Financial Plan. The State believes that the Fiscal Year 2014 Enacted Budget includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during fiscal year 2014. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Fiscal Year 2014 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Fiscal Year 2014 Enacted Budget.

Real Property Claims

There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff.

During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 547 U.S. 1128 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. See 132 S. Ct. 452 (2011).

On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. As pertinent here, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. As of August 28, 2013, the agreement had been approved by the State Legislature, but was still pending approval, where applicable, by the New York State Office of the Attorney General and the Federal court.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. As of August 28, 2013, the defendants’ motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga, and Oneida was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk, which would proceed through discovery and additional motion practice.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties are to work towards a mutually agreeable resolution of the tribe’s land claim.

In The Onondaga Nation v. The State of New York, et al. (NDNY), plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse.

On September 22, 2010, the District Court granted defendants’ motion to dismiss the action for laches, based on the Oneida, Sherrill and Cayuga decisions. That decision was affirmed by the Second Circuit Court of Appeals on October 19, 2012. The Plaintiff’s motion for rehearing or rehearing en banc was denied by the Second Circuit on December 21, 2012, but on April 24, 2013, a petition for writ of certiorari was filed with the United States Supreme Court.

In Shinnecock Indian Nation v. State of New York, et al. (EDNY), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants’ motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration has been withdrawn, but as of August 28, 2013, a motion to amend the complaint remained pending in the District Court and stayed through at least September 1, 2013. The Shinnecock appeal to the Second Circuit also remained stayed.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the parties have sought to resolve the relative responsibilities of the State and Federal governments for the cost of remediating the Western New York Nuclear Service Center (the “Center” or “Site”), located in West Valley, Cattaraugus County, New York. The Center was established by the State in the 1960s in response to a Federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste (HLRW) generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act (the “Act”) in 1980, directing the Federal government to solidify the HLRW and transport it to a Federal repository, decontaminate and decommission the facilities and dispose of the low-level waste produced from the Demonstration Project. The Act directed the State to pay 10 percent of the Demonstration Project costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act (and thus subject to the 90/10 split); who bears the long-term responsibility for maintaining, repairing or replacing and monitoring tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined Federal and State cost expenditures through August 28, 2013 amounted to approximately $2.6 billion. As of August 28, 2013, the State’s expenditures at the Center were approaching $320 million.

In order to resolve these disputes, the State and the New York State ERDA (which owns the Center on behalf of New York State) filed suit in December 2006, seeking a declaration: (1) that the Federal government (which sent wastes from various Federal facilities to the Center) is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, or Federal Superfund law) for the State’s cleanup costs and for damages to the State’s natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the Federal government’s responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the U.S. is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a Consent Decree was approved and entered on August 17, 2010, resolving several key claims in the litigation.

The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site-cleanup decisions are being made via the ongoing Environmental Impact Statement (EIS) process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit—the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the Federal government has agreed to toll, will be pursued by the New York State Department of Environmental Conservation (DEC) (as trustee of the State’s natural resources) and the Attorney General’s office. Regarding the latter claim, the State asserts that the Federal government bears sole responsibility for the cost of disposing of the 275 canisters of vitrified HLRW waste remaining at the Site at a Federal repository once one becomes available. This claim was neither settled nor dismissed and as of August 28, 2013, remained in litigation. The parties have agreed on a briefing schedule for competing motions to dismiss the Nuclear Waste Policy Act claim. Opening briefs by New York and the Federal government have been filed with the Court, with reply briefs to be submitted later in 2013.

Metropolitan Transportation Authority

There are several cases in which the plaintiffs challenge the constitutionality of Chapter 25 of the Laws of 2009, which imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the Metropolitan Transportation Authority, which a State commission concluded was facing substantial financial pressure. The plaintiffs seek judgments declaring that the enactment of Chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bill, and liability for the debts of public authorities. Some of the plaintiffs also seek a judgment declaring that the enactment of Chapter 25 violated provisions of Public Authority Law §1266 requiring that the Metropolitan Transportation Authority be self-sustaining. These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al. (transferred to Sup. Ct., Albany Co. as of August 28, 2013), William Floyd Union Free School District v. State (transferred to Sup. Ct., New York Co. as of August 28, 2013), Town of Brookhaven v. Silver, et al. transferred to Sup. Ct., Albany Co. as of August 28, 2013), Town of Southampton and Town of Southold v. Silver transferred to Sup. Ct. Albany Co. as of August 28, 2013), Town of Huntington v. Silver (transferred to Sup. Ct. Albany Co. as of August 28, 2013), Mangano v. Silver (Sup. Ct. Nassau Co.), Town of Smithtown v. Silver (part of the Mangano case in Sup. Ct. Nassau Co. as of August 28, 2013), and Vanderhoef v. Silver (in Sup. Ct. Albany Co. as of August 28, 2013). Suffolk County, Westchester County, the Orange County Chamber of Commerce, and a number of additional towns and a village also joined the Mangano case as plaintiffs.

The defendants sought to change the venue of all of these cases to Albany County or New York County and venue was changed in most of the cases. In Vanderhoef, Huntington, Floyd, Brookhaven, Southampton/Southold and Hampton, the defendants moved for judgment in their favor. The plaintiffs in Hampton then voluntarily stipulated to discontinue their case, as did the plaintiff in Floyd after legislative amendment of the applicable statute that exempted school districts from the “mobility tax” imposed by this statute on employers in the Metropolitan Commuter Transportation District. The Supreme Court, Albany County issued decisions granting summary judgment to defendants in Brookhaven, Huntington, Southampton/Southold and Vanderhoef. The plaintiffs in Brookhaven, Huntington and Vanderhoef appealed from those decisions in their cases but failed to perfect their appeals within nine months after the date of their notices of appeal, which, pursuant to the Rules of the Third Department, means their appeals are deemed abandoned. The plaintiffs in Vanderhoef belatedly attempted to file an appellate brief, which was rejected by the Appellate Division, Third Department, as untimely. They then moved for leave to perfect their appeal notwithstanding their delay and the Appellate Division granted their request; as of August 28, 2013, their appeal had been fully briefed and was scheduled for oral argument in November 2013.

In Mangano, the Supreme Court, Nassau County denied defendants’ motion for change of venue. All parties moved for summary judgment in Supreme Court, Nassau County. By decision dated August 22, 2012, the Supreme Court (a) granted summary judgment to the defendants to the extent of dismissing the claims against certain of the individual State defendants on the ground of legislative immunity, but (b) granted summary judgment to Plaintiffs to the extent that it held the MTA payroll tax unconstitutionally impinged on the home rule powers guaranteed under Article IX of the New York State Constitution. Judgment in accordance with that decision was entered October 1, 2012. All defendants have appealed and in a Decision and Order dated June 26, 2013, the Appellate Division, Second Department, reversed the decision of Supreme Court, Nassau County, held that the Tax Law article in question was constitutional, and granted the defendants’ motion for summary judgment. All plaintiffs have appealed to the New York Court of Appeals. In response to that Court’s direction that the parties submit letters on whether the case presents a substantial constitutional question, the defendants have argued that it does not because the claims are controlled by existing precedent and that therefore the Court of Appeals lacks jurisdiction. The Court’s determination on whether it will accept the case is pending. On or about October 26, 2012, the Towns of Southampton and Southold, whose previous litigation challenging the tax had been decided against them, commenced an action in the New York Court of Claims entitled The Town of Southampton and the Town of Southold v. The State of New York, et al., in which they seek, based on the Supreme Court decision in Mangano, refund of all moneys they have paid under the payroll tax, as well as a declaration and injunction barring further collection of the tax from them. As of August 28, 2013, the State’s motion to dismiss the claim in the Court of Claims had been fully briefed and was awaiting decision, but the Court had adjourned the motion to September 5, 2013, to await the decision of the Court of Appeals whether to accept jurisdiction in the Mangano case before deciding the motion.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (SBE). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

Depositions have been completed. The discovery deadline was May 3, 2013. The note of issue was filed on May 13, 2013. As of August 28, 2013, the trial was scheduled for November 20, 2013.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (GSPS) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State, as of August 28, 2013, indicated that it would withdraw its appeal. The action remained pending in Supreme Court, New York County.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law § 2023-a, which imposes a 60 percent super-majority requirement on school districts which seek to raise their tax levies above the previous year’s levy by the lesser of 2 percent or the rate of inflation violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statute would interfere with local control of education financing and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding.

Medicaid Nursing Home Rate Methodology

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the “reserve bed patient day adjustment,” which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. Supreme Court also directed the defendant to re-compute Medicaid rates for the plaintiff’s’ facilities. As of June 19, 2013, the deadline for such re-computation was June 28, 2013. The Appellate Division, First Department affirmed Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. As of June 19, 2013, the parties were conducting discovery.

Sales Tax

There are several cases challenging the State’s authority to collect taxes on cigarettes sold on Indian reservations.

In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs’ motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs’ appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiff’s motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District’s orders denying the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion. The State moved for summary judgment in the Northern and Western District cases. The plaintiffs moved for voluntary dismissal without prejudice in these cases. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York, (Sup. Ct., Erie Co.) against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by Federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs’ request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011. As of June 19, 2013, the appeal was pending. By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and Federal Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. Depositions have been completed. The note of issue was filed on June 3, 2013. As of June 19, 2013, the summary judgment motion deadline was October 4, 2013.

Tobacco Master Settlement Agreement

In 1998, the attorneys general of 46 states, including New York, and several territories (collectively, the “Settling States”) and the then four largest United States tobacco manufacturers (the “Original Participating Manufacturers” or “OPMs”), entered into a Master Settlement Agreement (the “MSA”) to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the “Subsequent Participating Manufacturers” or “SPMs”; together they are the “Participating Manufacturers” or “PMs”). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Arbitration

The Participating Manufacturers have also brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. New York’s allocable share of the total base payment is approximately 12.8 percent of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an “NPM Adjustment”) which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but, as of June 19, 2013, none of those years was yet in arbitration.

The arbitration panel (the “Panel”) has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states took place in Chicago from April 16-24, 2012. State-specific hearings commenced in May 2012, with the hearings involving Missouri and Illinois. New York’s diligent enforcement hearings took place from June 25-29, 2012. The last state-specific diligent enforcement hearing took place from May 21 to May 24, 2013. As of June 19, 2013, the State expected the Panel to shortly issue decisions on the merits of each state’s diligence relating to 2003. In the event of an arbitration ruling against New York State’s interest, New York State anticipates it would challenge the ruling by moving to set aside that arbitral award.

In December 2012, the PMs and 20 states (collectively, the “Signatory Parties”) agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012. New York and 31 other states and territories rejected the term sheet. The Signatory Parties then sought the approval of the Panel in order to obtain an early release of MSA annual payments being held in a disputed payments account. The non-joining states objected to approval of the term sheet because its terms negatively impact the non-joining states. Under the MSA reallocation provision, every state is either “diligent” or “not diligent” and only “diligent” states are exempt from the NPM Adjustment. For every state found diligent, its allocable share of the NPM Adjustment is shifted to any remaining non-diligent states. The non-joining states sought to have the signatory states treated as non-diligent for purposes of allocation of the NPM Adjustment. The Panel held a status conference on January 22, 2013, and a hearing of March 7, 2013, to discuss the term sheet. On March 13, 2013, the panel issued a Partial Stipulated Settlement Award (“Partial Award”) based on the provisions of the term sheet. In so doing, the Panel deemed the 20 states (collectively, the “Signatory States”) “diligent” for purposes of allocation of the NPM Adjustment. The Panel also established a mechanism for reallocating any NPM Adjustment among non-diligent states that alters the terms of the MSA itself. Thus, if New York is found to have been “not diligent” in its enforcement of its escrow statute in 2003, New York would have exposure not only for its share of the NPM Adjustment but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. As of June 19, 2013, New York, as well as several other states, had moved in its state court to vacate or modify the Partial Award.

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ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX F

ADDITIONAL INFORMATION CONCERNING

PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico,” the “Commonwealth” or the “Island”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated June 13, 2012 and containing financial and other information dated June 8, 2012, except as otherwise noted.

More current information regarding the financial condition of Puerto Rico may be obtained by contacting the Government Development Bank for Puerto Rico at (787) 722-2525 or at gdbcomm@bgf.gobierno.pr. The complete text of the Commonwealth of Puerto Rico Comprehensive Annual Financial Report for the Year Ended June 30, 2012 may be found on the website of the Government Development Bank for Puerto Rico (www.gdb-pur.com/investors_resources). None of the information on the above website is incorporated herein by reference.

Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements or other reports and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, the population of Puerto Rico was 3,725,789 in 2010, compared to 3,808,610 in 2000. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote (except in House committees and sub-committees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Puerto Rico’s economy is closely linked to the United States economy. In fiscal year 2010 (which ended on June 30, 2010), the Commonwealth’s real gross national product (preliminary, in current dollars) was $63.3 billion, and personal income per capita (preliminary, in current dollars) was $15,203.

As of March 7, 2012, the Commonwealth reported that, according to the Puerto Rico Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total employment fell by 2.3% in fiscal year 2011 and grew by 0.5% in the first ten months of fiscal year 2012. The unemployment rate for fiscal year 2011 and for the first ten months of fiscal year 2012 was 15.9% and 15.2%, respectively. According to the Department of Labor and Human Resources’, Current Employment Statistics Survey (the Establishment Survey—NAICS Codes), total payroll employment fell by 2.0% in fiscal year 2011 and was virtually unchanged, decreasing by 0.2%, during the first ten months of fiscal year 2012. April 2012 year-over-year total payroll employment decreased by 0.7%.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to prudently manage the level of such debt within the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury (the “Treasury Department”), the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Economic Condition

As of June 8, 2012, Puerto Rico’s economy has been in a recession that began in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked to the United States economy, in recent fiscal years, the performance of Puerto Rico’s economy has not been consistent with the performance of the United States economy. For fiscal years 2007, 2008, 2009, 2010 and 2011 Puerto Rico’s real gross national product decreased by 1.2%, 2.9%, 3.8%, 3.4% and 1.5%, respectively, while the United States real gross national product grew at rates of 1.7% and 2.5% during fiscal years 2007 and 2008, respectively, contracted by 3.5% during fiscal year 2009, and grew by 0.4% and 2.9% during fiscal years 2010 and 2011. According to the Puerto Rico Planning Board’s (the “Planning Board”) April 2012 projections, which take into account the preliminary results for fiscal year 2011, the estimated effect on the Puerto Rico economy of the Government’s tax reform enacted in fiscal year 2011, the significant increase in public and private construction and fixed investment, and other economic factors, it was projected that the real gross national product for fiscal year 2012 was to increase by 0.9%. The real gross national product for fiscal year 2013 was forecasted to grow by 1.1%.

Fiscal Condition

Fiscal Imbalance. Since 2000, the Commonwealth has faced a number of fiscal challenges, including an imbalance between its General Fund total revenues and expenditures. The imbalance reached its highest level in fiscal year 2009, when the deficit was $3.306 billion, consisting of the difference between total revenues from non-financing sources of $7.583 billion and total expenditures of $10.890 billion.

Prior to fiscal year 2009, the Commonwealth bridged such deficit through the use of non- recurring measures, such as borrowing from Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”) or in the bond market, postponing the payment of various government expenses, such as payments to suppliers and utilities providers, and other one-time measures such as the use of derivatives and borrowings collateralized with government owned real estate and uncollected General Fund revenues.

In January 2009, the Government of Puerto Rico (the “Government”) began to implement a multi-year plan designed to achieve fiscal balance, restore sustainable economic growth and safeguard the investment-grade ratings of the Commonwealth’s bonds. This plan included certain expense reduction measures that, together with various temporary and permanent revenue raising measures, have allowed the government to reduce the deficit. These measures are briefly discussed below and are discussed in greater detail in “Economy—Fiscal Stabilization and Economic Reconstruction.”

The Commonwealth indicated as of June 8, 2012 that during the last three fiscal years, the Commonwealth was able to reduce the deficit by both increasing its revenues and reducing its expenditures. The Commonwealth’s ability to continue reducing the deficit will depend in part on its ability to continue increasing revenues and reducing expenditures, which in turn depends on a number of factors, including improvements in general economic conditions.

Fiscal Stabilization Plan. The fiscal stabilization plan, which was generally contained in Act No. 7 of March 9, 2009, as amended (“Act 7”), sought to achieve budgetary balance, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including: (i) a gradual operating expense-reduction plan through reduction of operating expenses, including payroll, which is the main component of government expenditures, and the reorganization of the Executive Branch; (ii) a combination of temporary and permanent revenue raising measures, coupled with additional tax enforcement measures; and (iii) certain financial measures.

The Government estimates that the fiscal stabilization plan’s operating expense reduction measures have resulted in annual savings of approximately $837 million, and that the tax revenue enforcement measures, and the temporary and permanent revenue raising measures resulted in additional revenues of $420 million during fiscal year 2011.

The principal financial measure taken has been a bond issuance program through the Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym), to which the Commonwealth allocated a portion of its sales and use tax. The proceeds from the COFINA bond issuance program (such proceeds are deposited in an account (referred to herein as the “Stabilization Fund”) managed by GDB) have been used to repay existing government debt (including debts with GDB), finance government operating expenses for fiscal years 2008 through 2012, including costs related to the implementation of a workforce reduction plan, and fund an economic stimulus plan, as described below. During fiscal years 2009 and 2010, COFINA issued approximately $5.6 billion and $3.6 billion, respectively, of revenue bonds payable from sales and use tax collections transferred to COFINA. During fiscal year 2012, COFINA issued approximately $1.9 billion of revenue bonds payable from sales and use tax collections transferred to COFINA, the proceeds of which were mainly used to finance a portion of the government’s operating expenses for fiscal year 2012, refund outstanding debt obligations payable from Commonwealth appropriations, and refund certain outstanding COFINA bonds.

Another financial measure taken has been the restructuring of a portion of the debt service on the Commonwealth’s general obligation bonds and on bonds of the Public Buildings Authority (“PBA”) that are guaranteed by the Commonwealth and are payable from Commonwealth budget appropriations. During fiscal year 2010, the Commonwealth refinanced $512.9 million of interest accrued during such fiscal year on the Commonwealth’s general obligation bonds and $164.5 million of interest accrued during such fiscal year on PBA bonds. During fiscal year 2011, the Commonwealth refinanced $490.9 million of interest accrued during such fiscal year and principal due on July 1, 2011 on the Commonwealth’s general obligation bonds. During fiscal year 2011, PBA also used a line of credit from GDB to make payments of approximately $147.8 million of interest accrued during such fiscal year on its Commonwealth guaranteed bonds, which line of credit was refinanced with the proceeds of a series of Commonwealth guaranteed bonds issued by PBA.

During fiscal year 2012, the Government expected to refinance approximately $537.7 million of debt service on the Commonwealth’s general obligation bonds, consisting of approximately $449.9 million of interest to accrue during such fiscal year and approximately $87.8 million of principal due in such fiscal year. Given favorable market conditions, the Government refinanced an additional $148.3 million of principal due in such fiscal year to provide additional budgetary relief, allowing the Government to redirect the use of moneys that would have been used for such principal payments. The Government expected to use the available moneys resulting from this additional refinancing to pay, during fiscal year 2012, outstanding accounts payable of the central Government with several public corporations, such as PBA, the Puerto Rico Electric Power Authority (“PREPA”) and the Puerto Rico Aqueduct and Sewer Authority (“PRASA”), corresponding to fiscal year 2008, which did not have a source of repayment and as to which multi-year payment plans were established during calendar year 2009. These payables resulted from the Government not budgeting for certain rent payments and other services provided during fiscal year 2008. These additional amounts expected to be paid in fiscal year 2012 were to pre-pay the amounts that would have been due in fiscal year 2013 pursuant to the multi-year payment plans.

The Government also expected to refinance during fiscal year 2012 approximately $153.8 million of interest to accrue during such fiscal year on Commonwealth guaranteed PBA bonds.

During fiscal year 2013, the Government expected to refinance approximately $575 million of principal due in and interest to accrue during such fiscal year on the Commonwealth’s general obligation bonds and approximately $170 million of principal due in and interest to accrue during such fiscal year on Commonwealth guaranteed PBA bonds.

The fiscal stabilization plan is discussed in more detail in “Economy—Fiscal Stabilization and Economic Reconstruction.”

Results for Fiscal Year 2011. General Fund total revenues for fiscal year 2011 were $8.056 billion ($8.158 billion if approximately $101.9 million of revenues from the lotteries are included). General Fund total revenues for fiscal year 2011 included approximately $103.1 million of moneys transferred to the General Fund during fiscal year 2011 from COFINA, consisting principally of sales and use tax collections remaining after providing for debt service on the COFINA bonds for that fiscal year. General Fund total revenues (including revenues from the lotteries) for fiscal year 2011 increased by $442 million, or 5.7%, from fiscal year 2010.

General Fund total revenues of $8.056 billion ($8.158 billion including the lotteries) included certain post-audit adjustments made by the Department of the Treasury (the “Treasury Department”) to the Commonwealth’s audited financial statements for fiscal year 2011 included in the Comprehensive Annual Financial Report of the Commonwealth (“CAFR”). These adjustments, which are deemed not material, consist of a reduction in revenues of $40.4 million, or less than 1%, from those reported in the CAFR.

The increase in General Fund total revenues for fiscal year 2011, compared to fiscal year 2010, were mainly due to an increase of $170.1 million in tax withholdings from non-residents and the collection of $677.6 million as a result of the new temporary excise tax and the expansion of the taxation of certain foreign persons adopted as Act No. 154 of October 25, 2010, as amended (“Act 154”) as part of the tax reform (discussed below under “Tax Reform”), which the Government began collecting in February 2011. This increase was partially offset by a decrease of $406.5 million in collections from income tax on individuals as a result of the tax relief provided to individual taxpayers as part of the tax reform and current economic conditions. These results are consistent with the Government’s projection that the decrease in General Fund net revenues as a result of the tax relief provided to taxpayers as part of the tax reform would be offset by the temporary excise tax imposed on certain foreign persons by Act 154.

General Fund total expenses for fiscal year 2011 were $10.020 billion, consisting of $9.075 billion of total expenditures and $945 million of other financing uses (principally debt service payments). Total expenditures of $10.020 billion exceeded General Fund total revenues (including revenues from the lotteries and moneys transferred from COFINA) by $1.862 billion, or 22.8%. Total expenditures of $10.020 billion included (i) $638.7 million of debt service on the Commonwealth’s general obligation bonds and guaranteed bonds of

PBA that were refinanced through the issuance of refunding bonds and (ii) approximately $123 million of non-recurring expenses that had been budgeted for fiscal year 2010 but were incurred in fiscal year 2011 principally related to the fiscal stabilization plan. Excluding the debt service that was refinanced and such non-recurring expenses, General Fund total expenses for fiscal year 2011 were $9.258 billion and exceeded General Fund total revenues (including revenues from the lotteries and moneys transferred from COFINA, but excluding other financing sources) by $1.100 billion, or 13.5%. The difference between revenues and expenses for fiscal year 2011 was covered principally from proceeds of COFINA bonds.

Budget for Fiscal Year 2012. On July 1, 2011, the Governor signed the Commonwealth’s central government budget for fiscal year 2012. The adopted budget provided for General Fund total revenues and other resources and total expenditures of $9.260 billion. The budgeted General Fund total revenues and other resources of $9.260 billion included estimated revenues of $8.650 billion and $610.0 million in additional resources from proceeds of COFINA bond issues. The fiscal year 2012 budgeted expenditures excluded certain debt service payments on the Commonwealth’s general obligation bonds and Commonwealth guaranteed PBA bonds which were refinanced or were expected to be refinanced during fiscal year 2012.

Preliminary Results for the First Nine Months of Fiscal Year 2012 and Projected Fiscal Year 2012 Deficit.

Revenues. The Commonwealth reported as of June 13, 2012, that preliminary General Fund net revenues for the first nine months of fiscal year 2012 (from July 1, 2011 to March 31, 2012) were $5.639 billion, an increase of $599 million, or 11.9%, from $5.040 billion of net revenues for the same period in the prior fiscal year. These revenues represented 65% of budgeted revenues of $8.650 billion for the fiscal year, and $78 million, or 1.4%, less than the budget for the period.

The increase in General Fund net revenues was mainly due to the collection of $1.379 billion as a result of the Act 154 excise tax, which amount exceeded the Government’s projection of collections from the excise tax during this period. For the comparable period of fiscal year 2011, collections from the Act 154 excise tax were $235 million, since the Government began collecting the same in February 2011. The increase in Act 154 excise tax collections was partially offset by (i) a decrease in collections of $146 million from income tax on individuals, $63 million from income tax on corporations, and $77 million from withholdings from non- residents, all of which were primarily a result of the tax relief provided to individual and corporate taxpayers as part of the tax reform, (ii) a decrease of $172 million in property taxes as a result of the expiration in March 2011 of the special property tax imposed on residential and commercial real estate in fiscal year 2009 as part of the temporary revenue raising measures included in the fiscal stabilization plan, and (iii) decreases in miscellaneous non-tax revenues, excise taxes on tobacco products and other items due to current economic conditions. These results are consistent with the Government’s expectation that the decrease in General Fund net revenues as a result of the implementation of the tax reform would be offset by the temporary excise tax imposed on certain foreign persons by Act No. 154.

As of June 13, 2012, the Commonwealth reported that preliminary sales and use tax collections for the first nine months of fiscal year 2012 were $855.9 million, an increase of $20.5 million, or 2.5%, from the sales and use tax collections for the same period in the prior fiscal year. A portion of the sales and use tax is allocated to COFINA and, thus, is not available to the General Fund.

Expenses. The Commonwealth reported as of June 13, 2012, that preliminary General Fund total expenses (on a cash basis) for the first nine months of fiscal year 2012 amounted to $6.191 billion. This amount excluded an estimated $223 million in expenses related to the Department of Education Schoolwide Program that had not yet been registered in the central government accounting system. The Commonwealth indicated that these expenses must be allocated by the school according to the matching formula approved by the United States federal government before they are reflected in the central government accounting system. If the expenses related to the Department of Education Schoolwide Program are included, preliminary General Fund total expenses (on a cash basis) for the first nine months of fiscal year 2012 amounted to $6.414 billion, or 69% of budgeted expenditures for fiscal year 2012, which were $9.260 billion.

As of June 8, 2012, the deficit for fiscal year 2012 was projected to be approximately $610 million, excluding certain principal and interest payments on Commonwealth general obligation bonds and Commonwealth guaranteed PBA Bonds that were refinanced through GDB financings, which financings were, or are expected to be, repaid from the proceeds of Commonwealth general obligation bonds and PBA Bonds. This deficit was the same amount that had been budgeted at the beginning of the 2012 fiscal year. As of June 8, 2012, the Office of Management and Budget (“OMB”) had indicated that no budget overruns were anticipated and that total expenses for fiscal year 2012 were not expected to exceed the budget of $9.260 billion.

Preliminary General Fund Revenues for the First Ten Months of Fiscal Year 2012.

Revenues. The Commonwealth reported as of June 13, 2013, preliminary General Fund net revenues for the first ten months of fiscal year 2012 (from July 1, 2011 to April 30, 2012) were $6.846 billion, an increase of $455 million, or 7.1%, from $6.391 billion of net revenues for the same period in the prior fiscal year. These revenues represented 79% of budgeted revenues of $8.650 billion for the fiscal year, and were $141 million, or 2.0%, less than budgeted for the period.

Preliminary sales and use tax collections for the first ten months of fiscal year 2012 were $954 million, an increase of $27 million, or 2.9%, from the sales and use tax collections for the same period in the prior fiscal year.

Proposed Budget for Fiscal Year 2013. On April 24, 2012, the Governor submitted to the Legislature a proposed budget for fiscal year 2013. The proposed budget was to provide for General Fund total revenues and other resources and total expenditures of $9.083 billion (including proceeds from COFINA), which was $177 million, or 1.9%, lower than projected General Fund total revenues and other resources and total expenditures of $9.260 billion for fiscal year 2012. General Fund total revenues and other resources in the proposed budget included estimated revenues of $8.750 billion and $333 million of additional resources from COFINA and other sources, compared to $8.650 billion of projected revenues and $610 million of additional resources from COFINA bond issues for fiscal year 2012. Additional resources of $333 million to cover the fiscal year 2013 deficit consisted of the release of approximately $233 million deposited in a contingency fund created in 2010 to cover potential collateral postings on the Commonwealth’s outstanding swap portfolio and an additional $100 million from the projected issuance of COFINA capital appreciation bonds. The release of moneys from the contingency fund resulted from the significant reduction in the Commonwealth’s outstanding swap portfolio (from $9.2 billion as of June 30, 2008 to $4.6 billion as of March 31, 2012) due to the refinancing of variable rate debt and mandatory tender bonds and the termination of the associated swaps.

The fiscal year 2013 proposed expenditures excluded certain debt service payments on the Commonwealth’s general obligation bonds and the Commonwealth guaranteed PBA bonds in the aggregate amount of $745 million, which were expected to be refinanced during fiscal year 2013. The fiscal year 2013 proposed expenditures also excluded certain expenditures that were due in fiscal year 2013 related to central government accounts payable with public corporations that were being paid through a multi-year payment plan established in calendar year 2009 but that were expected to be paid during fiscal year 2012 from available moneys resulting from the refinancing of approximately $148.3 million of debt service on the Commonwealth’s general obligation bonds in excess of the $537.7 million originally contemplated as part of the fiscal year 2012 budget. This payment was expected to eliminate the amounts payable to PREPA and PRASA under the multi-year payment plan and substantially reduced the amounts remaining to be paid under the plan.

Unfunded Pension and Non-Pension Post-Employment Benefit Obligations and Funding Shortfalls of the Retirement Systems. One of the challenges every administration has faced during the past 20 years is how to address the growing unfunded pension benefit obligations and funding shortfalls of the three Government retirement systems (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System, collectively referred to as the “Retirement Systems”) that are funded principally with budget appropriations from the Commonwealth’s General Fund. As of June 30, 2011, the date of the latest actuarial valuations of the retirement systems, the unfunded actuarial accrued liability (including basic and system administered benefits) for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $23.7 billion, $9.1 billion and $319 million, respectively, and the funded ratios were 6.8%, 20.8% and 16.7%, respectively.

Based on current employer and member contributions to the retirement systems, the unfunded actuarial accrued liability will continue to increase significantly, with a corresponding decrease in the funded ratio, since the annual contributions are not sufficient to fund pension benefits, and thus, are also insufficient to amortize the unfunded actuarial accrued liability. Because annual benefit payments and administrative expenses of the retirement systems have been significantly larger than annual employer and member contributions, the retirement systems have been forced to use investment income, borrowings and sale of investment portfolio assets to cover funding shortfalls. The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for fiscal year 2011 for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was approximately $693 million, $268 million and $6.5 million, respectively. For fiscal year 2012, the funding shortfall was expected to be $741 million, $287 million and $8.5 million, respectively. As a result, the assets of the retirement systems are expected to continue to decline.

The Commonwealth reported as of June 13, 2012, that based on the assumptions used in the actuarial valuations, including the expected continued funding shortfalls, and considering the increases in employer contributions to the Employees Retirement System and the Teachers Retirement System: (i) the Employees Retirement System, the largest of the three retirement systems, would deplete its net assets (total assets less liabilities, including the principal amount of certain pension obligation bonds) by fiscal year 2014 and its gross assets by fiscal year 2020; (ii) the Teachers Retirement System would deplete its net and gross assets by fiscal year 2022; and (iii) the Judiciary Retirement System would deplete its net and gross assets by fiscal year 2019. The estimated years for depletion of the assets could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the retirement systems.

Since the Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the three retirement systems, the depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover annual funding deficiencies. It is estimated that the Commonwealth would be responsible for approximately 74% of the combined annual funding deficiency of the three retirement systems, with the balance being the responsibility of the municipalities and participating public corporations.

The Commonwealth also provides non-pension post-employment benefits that consist of a medical insurance plan contribution. These benefits, which the Commonwealth reported on June 13, 2012 amounted to $114.2 million for fiscal year 2010 and $125.4 million for fiscal year 2011, are funded on a pay-as-you-go basis from the General Fund and are valued using actuarial principles similar to the way that pension benefits are calculated. Based on the actuarial valuations, as of June 30, 2011, the aggregate unfunded actuarial accrued liability of these benefits for the three retirement systems was $2.7 billion.

Because of its multi-year fiscal imbalances previously mentioned, as of June 8, 2013, the Commonwealth had been unable and was, as of such date, unable to make the actuarially recommended contributions to the retirement systems. If the Commonwealth fails to take action in the short-term to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures. For more information regarding the retirement systems, see “Revenues and Expenses—Expenses—Retirement Systems.”

In order to address the growing unfunded pension and non-pension benefit obligations and funding shortfalls of the three Government retirement systems, in February 2010, the Governor established a special commission to make recommendations for improving the financial solvency of the retirement systems. The special commission submitted a report to the Governor on October 21, 2010.

As a result of the special commission’s report and the Government’s analysis, the Governor submitted two bills to the Legislative Assembly to address in part the retirement systems’ financial condition. One of such bills was enacted as Act No. 96 of June 16, 2011 (“Act 96”). On June 23, 2011, in accordance with Act 96, $162.5 million of funds on deposit in the Corpus Account of the Puerto Rico Infrastructure Development Fund (the “Corpus Account”), which is under the custody and control of the Puerto Rico Infrastructure Financing Authority (“PRIFA”), were contributed to the Employees Retirement System and invested in capital appreciation bonds issued by COFINA maturing annually on August 1, 2043 through 2048 and accreting interest at a rate of 7%. The principal amount of the COFINA bonds are expected to grow to an aggregate amount of approximately $1.65 billion at their maturity dates.

The second bill submitted by the Governor was enacted as Act No. 114 of July 5, 2011 (“Act 114”) and Act No. 116 of July 6, 2011 (“Act 116”). These Acts provide an increase in employer contributions to the Employees Retirement System and the Teachers Retirement System of 1% of covered payroll in each of the next five fiscal years and by 1.25% of covered payroll in each of the following five fiscal years. As a result of these increases, the Employees Retirement System and the Teachers Retirement System were expected to receive approximately $36 million and $14 million, respectively, in additional employer contributions during fiscal year 2012, and the additional employer contributions are projected to increase gradually each fiscal year (by an average aggregate increase of $71 million per fiscal year) to approximately $494 million and $195 million, respectively, by fiscal year 2021. The additional employer contributions for fiscal year 2012 were included in the approved budget for such fiscal year. With respect to the increases in the employer contributions corresponding to the municipalities, Act 116 provides that the increases for fiscal years 2012, 2013 and 2014 will be paid for by the Commonwealth from the General Fund budget, representing approximately $6.3 million, $12.8 million and $19.7 million in fiscal years 2012, 2013 and 2014, respectively.

In addition to these measures, on August 8, 2011, the Board of Trustees of the Employees Retirement System adopted a new regulation regarding the rules relating to the concession of personal loans to its members, which, among other changes, lowers the maximum amount of those loans from $15,000 to $5,000. This change is expected to improve gradually the Employees Retirement System’s liquidity.

Economic Reconstruction Plan

In fiscal year 2009, the Government began to implement a short-term economic reconstruction plan. The cornerstone of this plan was the implementation of federal and local economic stimulus programs. The Commonwealth was awarded approximately $7.1 billion in stimulus funds under the American Recovery and Reinvestment Act of 2009 (“ARRA”) program, which was enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Approximately $3.3 billion of the ARRA funds are allocated for consumer and taxpayer relief and the remainder are to be used to expand unemployment and other social welfare benefits, and spending in education, health care and infrastructure, among others. As of May 11, 2012, the Commonwealth had disbursed approximately $6.1 billion in ARRA funds, representing approximately 86% of awarded funds.

The Government has complemented the federal stimulus package with additional short and medium-term supplemental stimulus measures that seek to address local economic challenges and provide investment in strategic areas. These measures included a local $500 million economic stimulus plan to supplement the federal plan.

Economic Development Plan

The Government has also developed the Strategic Model for a New Economy, which is a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. As part of this plan, the Government enacted Act No. 161 of December 1, 2009, which overhauled the permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process that fosters economic development. The Government also enacted Acts No. 82 and 83 of July 19, 2010, which provided a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fuel oil and the promotion of diverse, renewable-energy technologies. Moreover, the Government adopted a comprehensive tax reform that takes into account the Commonwealth’s current financial situation. See “Tax Reform” below.

In addition, to further stimulate economic development and cope with the fiscal crisis, on June 8, 2009, the Legislative Assembly approved Act No. 29 establishing a clear public policy and legal framework for the establishment of public-private partnerships (“PPP”) to finance and develop infrastructure projects and operate and manage certain public assets. During fiscal year 2010, the Government engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the Government published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. As of September 30, 2011, the Government had completed the concession of toll roads PR-22 and PR-5 and had short-listed proponents for the procurement process leading to the award of an administrative concession of the Luis Muñoz Marín International Airport and school infrastructure projects.

The Government has also identified strategic initiatives to promote economic growth in various sectors of the economy where the Commonwealth has competitive advantages and several strategic/regional projects aimed at fostering balanced economic development throughout the Island. These projects, some of which are ongoing, include tourism and urban redevelopment projects.

The fiscal stabilization plan, the economic reconstruction plan, and the long-term economic development plan are described in further detail below in “Economy—Fiscal Stabilization and Economic Reconstruction.”

Tax Reform

In February 2010, the Governor established a committee to review the Commonwealth’s income tax system and propose a comprehensive tax reform directed at promoting economic growth and job creation within the framework of preserving the administration’s path towards achieving fiscal stability. The committee presented its findings to the Governor and, on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform.

The tax reform was intended to be revenue positive. It consisted of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion through enhanced tax compliance measures. The first phase, enacted as Act No. 171 of November 15, 2010, was expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010. The second phase, enacted as Act No. 1 of January 31, 2011 (“Act 1 of 2011”), was projected to provide individual and corporate taxpayers aggregate annual average savings of $1.2 billion for the next six taxable years, commencing in taxable year 2011. Consistent with the objective of maintaining the path towards fiscal stability, the tax relief provisions applicable to individuals and corporations for taxable years 2014 through 2016 become effective only if (i) OMB certifies that the administration’s expense control target has been met, (ii) the Treasury Department certifies that the General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product.

As part of structuring the tax reform, the Government utilized a group of economic consultants to project its impact on tax revenues through the use of dynamic economic models adjusted to the Commonwealth’s specific economic conditions. The Government also conducted its own internal analyses of such impact. Based on these analyses, the Government expects that the reduction in income tax revenues resulting from the implementation of the tax reform should be fully offset by the additional revenues produced by (i) enhanced tax compliance measures, (ii) the elimination of certain incentives and tax credits, (iii) a new temporary excise tax imposed on a controlled group member’s acquisition from another group member of certain personal property manufactured or produced in Puerto Rico and certain services performed in Puerto Rico (at a declining rate from 4% for 2011 to 1% for 2016), and (iv) an expansion of taxation rules that characterize certain income of non-resident corporations, partnerships and individuals as effectively connected with the conduct of a trade or business in Puerto Rico and therefore subject to Puerto Rico income tax. The temporary excise tax and the expansion of the taxation of certain foreign persons were adopted by Act 154. In circumstances in which the temporary excise tax applies, the expansion of the taxation of nonresident individuals, foreign corporations and foreign partnerships does not apply. The other revenue enhancement measures, which are part of the second phase of the tax reform, are included in Act 1 of 2011. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government estimates that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expected to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and expects to raise $5.6 billion for the six-year period that the excise tax is in place.

The first monthly excise tax payment was due in February 2011. For fiscal year 2011 (from February 2011 through June 2011), the collections from the excise tax were $677.6 million. For the first nine months of fiscal year 2012, the collections from the excise tax were $1.379 billion. These amounts had exceeded the Government’s projection of collections from the excise tax and were consistent with the Government’s expectation that the revenues therefrom would be sufficient to offset the reduction in income tax revenues expected from other aspects of the tax reform.

In connection with the expansion of the taxation of foreign persons by Act 154, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that this excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the imposition of the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause of the United States Constitution, for reasons discussed therein. It is the position of the Government that the excise tax is a tax imposed in substitution of the generally imposed income tax and that, as such, under Section 903 of the United States Internal Revenue Code of 1986, as amended, U.S. taxpayers can claim a foreign tax credit for amounts paid.

On March 30, 2011, the United States Internal Revenue Service (the “IRS”) issued Notice 2011-29 addressing the creditability of the new excise tax imposed by Act 154. Notice 2011-29 provides that the provisions of the new Puerto Rico excise tax are novel and the determination of its creditability requires the resolution of a number of legal and factual issues. Pending the resolution of those issues, the IRS will not challenge a taxpayer’s position that the excise tax is a tax in lieu of an income tax under Section 903. The IRS also provided that any change in the foregoing tax credit treatment of the excise tax after resolution of the pending issues will be prospective and will apply to excise tax paid or accrued after the date that further guidance is issued.

As of June 8, 2012, Act 154 had not been challenged in court; consequently, no court had passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of the excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

For a summary of the principal provisions of the tax reform, the expansion of the income tax source rules to certain nonresident alien individuals, foreign corporations and foreign partnerships, and the new temporary excise tax, see “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” and “Revenues and Expenses—Major Sources of General Fund Revenues—Income Taxes,” respectively.

ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing and service sectors and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the second half of the twentieth century, from an agriculture economy to an industrial one. Factors contributing to this transformation included government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases experienced from January 2002 to June 2008, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy.

As of June 8, 2012, Puerto Rico’s economy had been in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5% and the government was shut down during the first two weeks of May. For fiscal years 2007, 2008, 2009 and 2010, the real gross national product contracted by 1.2%, 2.9%, 3.8% and 3.4%, respectively. For fiscal year 2011, preliminary reports indicated that the real gross national product contracted by 1.5%. The Planning Board projected an increase in real gross national product of 0.9% for fiscal year 2012 and an increase of 1.1% for fiscal year 2013.

Nominal personal income, both aggregate and per capita, has shown a positive average growth rate from 1947 to 2011. In fiscal year 2011, aggregate personal income was $59.4 billion ($48.9 billion at 2005 prices) and personal income per capita was $15,995 ($13,157 in 2005 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $15.6 billion in fiscal year 2011 ($15.4 billion in fiscal year 2010). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $10.9 billion, or 70% of the transfer payments to individuals in fiscal year 2011 ($10.6 billion, or 69.2%, in fiscal year 2010). The remainder of the federal transfers to individuals is represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant scholarships (higher education).

Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) decreased during the last decade. From fiscal year 2000 to fiscal year 2011, total employment decreased at an average annual rate of 0.6%, from

1,150,291 to 1,077,006. A reduction in total employment began in the fourth quarter of fiscal year 2006 and has continued consistently through fiscal year 2011 due to the recession and the fiscal adjustment measures. During the first ten months of fiscal year 2012, however, total employment had shown moderate signs of improvement based on an average growth rate of 0.5% as compared to the same period for the prior fiscal year.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, plays a major role in the economy. It ranks second to manufacturing in contribution to gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2011, approximately 70.7% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 46.1% of Puerto Rico’s imports. In fiscal year 2011, Puerto Rico experienced a positive merchandise trade balance of $20.2 billion.

Certain information regarding current economic activity is available in the form of the Government Development Bank—Economic Activity Index (the “EAI”), a coincident indicator of ongoing economic activity. The average contraction rate of the index for fiscal year 2011 was 2.7%, after a reduction of 5.6% for fiscal year 2010. For the first three quarters of fiscal year 2012, the EAI decreased by 0.4%. In the third quarter of fiscal year 2012, however, the EAI increased at an average rate of 0.3% compared to the same period for the prior fiscal year. This increase was the first quarterly increase since the third quarter of fiscal year 2006.

Economic Forecast for Fiscal Years 2012 and 2013

On April 2012, the Planning Board released its revised real gross national product forecast for fiscal year 2012 and its real gross national product forecast for fiscal year 2013. The Planning Board revised its real gross national product forecast for fiscal year 2012 from a projected growth of 0.7% to 0.9%, both in constant dollars. The Planning Board’s revised forecast for fiscal year 2012 took into account the estimated effects on the Puerto Rico economy of the Government’s fiscal stabilization plan, the impact of the initial phase of the tax reform, the disbursement of funds from ARRA, the continuation of the fiscal stabilization plan, and the activity expected to be generated from the Government’s local stimulus package (particularly in public construction investment). The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors. The Planning Board’s forecast for fiscal year 2013 projected an increase in real gross national product of 1.1% in constant dollars. The Planning Board’s forecast for fiscal year 2013 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction due to the Government’s local stimulus package (particularly in public construction investment) and the establishment of public-private partnerships. It also took into account the disbursement of the remaining ARRA funds, and the continuation of the implementation of the tax reform.

Fiscal Year 2011

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2011 indicated that real gross national product decreased 1.5% (an increase of 1.7% in current dollars) over fiscal year 2010. Nominal real gross national product was $64.1 billion in fiscal year 2011 ($47.5 billion in 2005 prices), compared to $63.1 billion in fiscal year 2010 ($48.2 billion in 2005 prices). Aggregate personal income increased from $58.9 billion in fiscal year 2010 ($49.2 billion in 2005 prices) to $59.4 billion in fiscal year 2011 ($47.5 billion in 2005 prices), and personal income per capita increased from $15,790 in fiscal year 2010 ($13,177 in 2005 prices) to $15,995 in fiscal year 2011 ($13,157 in 2005 prices).

According to the Household Survey, total employment for fiscal year 2011 averaged 1,077,006, a decrease of 25,700, or 2.3%, from the previous fiscal year. The unemployment rate for fiscal year 2011 was 15.9%, a slight reduction from 16.0% for fiscal year 2010.

Among the variables that contributed to the decrease in real gross national product were the continuous contraction of the manufacturing sector and the significant increase in the average price of the West Texas Intermediate (“WTI”) oil barrel, which went up from $75.2/bbl in fiscal year 2010 to $89.4/bbl, a rise of 18.9%. On the other hand, the interest rates at historically low levels were not enough incentive to jumpstart private investment.

Fiscal Stabilization and Economic Reconstruction

In January 2009, the Government began to implement a multi-year Fiscal Stabilization Plan (the “Fiscal Plan”) and Economic Reconstruction Plan (the “Economic Plan”) that sought to achieve fiscal balance and restore economic growth. The Fiscal Plan was central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development.

In addition, the administration designed and began to implement the Strategic Model for a New Economy, a series of economic development initiatives which aim to enhance Puerto Rico’s competitiveness and strengthen specific industry sectors. These economic development initiatives were intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan had three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s investment-grade credit rating, and (iii) achieve budgetary balance. The Fiscal Plan, which was generally contained in Act 7, included operating expense-reduction measures, tax revenue enforcement measures, temporary and permanent revenue raising measures, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s budget deficit is attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan sought to reduce the government’s recurring expense base to make it consistent with the level of government revenues. The Fiscal Plan established a government-wide operating expense-reduction program aimed at reducing operating expenses, including payroll.

Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan was implemented in three phases and included certain benefits conferred to participating employees, as follows:

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Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consisted of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. Under Phase I, 2,553 employees resigned under the Incentivized Voluntary Resignation Program and 27 employees took advantage of the Voluntary Permanent Workday Reduction Program. Based on the number of employees who agreed to participate in these programs, the administration estimates that expenses for fiscal year 2010 were reduced by $90.9 million.

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Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II went into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III (see below). Under Phase II, subject to certain exceptions, employees with transitory or non-permanent positions were terminated. As a result, 1,986 positions were eliminated, representing an estimated savings of $44.6 million annually. In addition, Phase II provided for one or more rounds of involuntary layoffs and applied to most central government public employees unless excluded pursuant to Act 7, strictly according to seniority in public service, starting with employees with the least seniority. The plan excluded certain employees providing “essential” services, certain employees paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career employees”). Employees in Phase II received a severance package that included health coverage payment for up to a maximum of six months or until the former public employee became eligible for health insurance coverage at another job. As of September 30, 2010, total government employees dismissed under Phase II (excluding the 1,986 transitory or non-permanent positions eliminated) was approximately 12,505, representing an estimated savings of $322.8 million annually. This amount excludes approximately 1,784 employees rehired by the Department of Education as a result of an agreement with the union providing for certain salary and workday reductions and the inclusion of additional service requirements, among other things. The negotiation of this agreement by the administration resulted in annual savings of $51 million, an increase of $25 million over the estimated savings achievable through the termination of such employees.

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Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III went into effect on March 9, 2009 and imposed a temporary freeze on salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III remained in effect for a period of two years. The administration estimates that savings from the implementation of these measures was approximately $186.9 million for fiscal year 2010.

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Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program under Phase I or that were subject to involuntary layoffs under Phase II were eligible to participate in the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

Act 7 extended the term of collective bargaining agreements with public employees that had expired at the time of its enactment or that were to expire while it was in effect for a period of two years (until March 9, 2011) and provided that during this period such collective bargaining agreements could not be renegotiated or renewed. Act No. 73 of May 17, 2011 (“Act 73”) extended the term of the non-economic clauses of such collective bargaining agreements for an additional period of two years (until March 9, 2013) and provided that the economic clauses may be negotiated considering primarily the fiscal condition of the applicable agency and the Government and the safeguarding of services to the people. Act 73 further provides that for the negotiation of any economic clauses, OMB must evaluate the current and projected fiscal condition of the applicable agency and the Government and issue a certification as to the available resources, if any, for such negotiations.

The implementation of the workforce and labor related expense reduction measures included in Act 7 concluded on June 30, 2010.

The second element of the expense-reduction measures, which pertains to other operating expenses, was conducted through an austerity program in combination with other expense reduction measures. The austerity program mandated a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

In July 2010, the Governor renewed an executive order issued in September 2009 requiring all agencies and public corporations to reduce, modify or cancel service contracts to achieve a cost reduction of at least 15%. The executive order covers advertising, consulting, information technology, accounting, legal and other services (except for direct services to the public), and grants the Fiscal Restructuring and Stabilization Board created under Act 7 (the “Fiscal Board”) the power to monitor agencies and public corporations in order to ensure the required 15% minimum cost reduction. Each agency or public corporation had 30 days to report the following to the Fiscal Board: (i) all service contracts then in effect, (ii) all canceled and/or modified contracts and the corresponding savings, (iii) justification for any remaining contracts in light of the mission of the agency or public corporation, and (iv) the reasonableness of the fees or compensation terms for each remaining contract.

In July 2010, the Governor also renewed another executive order issued in September 2009 requiring all agencies and public corporations to report the following to the Fiscal Board within 30 days: (i) all lease contracts then in effect, (ii) the uses of leased premises, (iii) the needs for such premises, (iv) the terms and conditions of each lease, and (v) budgeted amounts for rent and other related expenses. During fiscal year 2010, the administration achieved savings by, among other things, consolidating operations of one or more agencies or public corporations and renegotiating leases to obtain more favorable terms. The administration estimates annual savings as a result of the revision of all leases of at least 15% of rent and related expenses, or approximately $22 million annually.

Tax Revenue Enforcement Measures. The Fiscal Plan also sought to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives included: (i) enhancements to the administration of federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Revenue Raising Measures. The goal of achieving fiscal and budgetary balance required a combination of measures that included the introduction of permanent and temporary tax increases. The Fiscal Plan included six temporary and four permanent revenue increasing measures. The temporary revenue increasing measures consisted of: (i) a 5% surtax on income of certain individuals, (ii) a 5% surtax on income of certain corporations, (iii) a 5% income tax on credit unions (commonly known as “cooperativas” in Puerto Rico), (iv) a 5% income tax on Puerto Rico international banking entities, (v) a special property tax on residential and commercial real estate, and (vi) a moratorium on certain tax credits. The temporary measures were initially set to be in effect for up to three fiscal years beginning in fiscal year 2010. Act 1 of 2011, however, limited the duration of the 5% surtax on income derived by certain individuals and corporations and the special property tax to two years. The permanent measures include (i) modifications to the alternative minimum tax for individuals and corporations, (ii) an increase in the excise tax on cigarettes, (iii) a new excise tax on motorcycles, and (iv) an increase in the excise tax on alcoholic beverages. The total revenues from these temporary and permanent measures for fiscal year 2010 were $428 million. The total preliminary revenues from these temporary and permanent measures for fiscal year 2011 were $450 million.

Financial Measures. The administration has also carried out several financial measures designed to achieve fiscal stability throughout the Fiscal Plan implementation period. These measures included, among others, (i) a financing or bond issuance program, the proceeds of which were used to bridge the budgetary imbalance during the Fiscal Plan implementation period and fund some of the Economic Plan initiatives, (ii) the restructuring of the securities held in the Corpus Account of the Infrastructure Development Fund and (iii) the restructuring of a portion of the Commonwealth’s debt service.

These financial measures were anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91 of 2006”), and Act No. 1 of January 14, 2009 (“Act 1 of 2009”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, thus increasing COFINA’s financing capacity and allowing the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

During fiscal years 2009 and 2010, COFINA issued approximately $5.6 billion and $3.6 billion, respectively, of revenue bonds payable from sales and use tax collections transferred to COFINA. The proceeds from these bond issues were used for, among other uses, paying approximately $1.9 billion of Commonwealth obligations that did not have a designated source of repayment, paying or financing approximately $4.8 billion of operational expenses constituting a portion of the Commonwealth’s deficit, and funding the Local Stimulus Fund (described below) and the Stabilization Fund for fiscal year 2011 with approximately $500 million and $1.0 billion, respectively. During fiscal year 2012, COFINA expected to issue approximately $2 billion of revenue bonds payable from sales and use tax collections transferred to COFINA, the proceeds of which would be used mainly to finance a portion of the government’s operating expenses for fiscal year 2012 and refund outstanding bonds payable from Commonwealth appropriations.

Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to, among other things, make a deposit to the General Fund of approximately $319 million, which was applied to cover a portion of the Commonwealth’s budget deficit and make a transfer to GDB of approximately $159 million as a capital contribution. The gross proceeds resulting from the sale were approximately $884 million.

Another financial measure taken has been the restructuring of a portion of the Commonwealth’s debt service on the Commonwealth’s general obligation bonds and bonds of PBA that are guaranteed by the Commonwealth and are payable from Commonwealth budget appropriations. During fiscal year 2009, the Commonwealth refinanced $159.6 million of interest accrued during such fiscal year on the Commonwealth’s general obligation bonds and PBA bonds. During fiscal year 2010, the Commonwealth refinanced $353.3 million of interest accrued during such fiscal year on the Commonwealth’s general obligation bonds and $164.5 million of interest accrued during such fiscal year on PBA bonds. During fiscal year 2011, the Commonwealth refinanced $490.9 million of interest accrued during such fiscal year and principal due on July 1, 2011 on the Commonwealth’s general obligation bonds. During fiscal year 2011, PBA also used a line of credit from GDB to make payments of approximately $147.8 million of interest accrued during such fiscal year on its Commonwealth guaranteed bonds, which line of credit was refinanced with the proceeds of a series of Commonwealth guaranteed bonds issued by PBA. During fiscal year 2012, the Government refinanced approximately $686.0 million of principal due in and interest to accrue during such fiscal year on the Commonwealth’s general obligation bonds. The Government also expected to refinance during fiscal year 2012 approximately $153.8 million of interest to accrue during such fiscal year on Commonwealth guaranteed PBA bonds.

During fiscal year 2013, the Government expected to refinance approximately $575 million of principal due in and interest to accrue during such fiscal year on the Commonwealth’s general obligation bonds and approximately $170 million of principal due in and interest to accrue during such fiscal year on Commonwealth guaranteed PBA bonds.

The Fiscal Plan has provided more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit. The fiscal structure resulting from the full implementation of the plan was expected to be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration developed and is implementing an economic reconstruction program designed to stimulate growth in the short term and lay the foundation for long-term economic development. The Economic Plan consists of two main components: (i) two economic stimulus programs, and (ii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan was the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consisted of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

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Federal Stimulus Program: Puerto Rico was awarded $7.1 billion in stimulus funds from ARRA. The funds are distributed in four main categories: relief to individuals, budgetary and fiscal relief, taxpayers’ relief, and capital improvements. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others. As of May 11, 2012, PRIFA, which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $6.1 billion in ARRA funds had been disbursed, representing approximately 86% of awarded funds.

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Local Stimulus Program: The administration formulated the Local Stimulus to supplement the Federal Stimulus and address specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounted to a $500 million investment by the government, it is estimated that its effect would be greater due to certain lending programs, which are being coordinated in collaboration with commercial banks in Puerto Rico. The administration has been disbursing funds under the $500 million local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The administration has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system. It was estimated that approximately $400 million of Local Stimulus funds would be used for infrastructure projects. As of April 30, 2012, approximately $416 million of Local Stimulus funds had been disbursed.

Supplemental Stimulus Plan. The Supplemental Stimulus Plan was designed to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The coordinated implementation of the Supplemental Stimulus Plan is expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus Plan is being conducted through a combination of direct investments and guaranteed lending. Specifically, the Supplemental Stimulus Plan targets critical areas such as key infrastructure projects, public capital improvement programs, private sector lending to specific industries, and the export and research-and-development knowledge industries. The Supplemental Stimulus Plan takes into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

On September 1, 2010 the Governor signed Act No. 132, also known as the Real Estate Market Stimulus Act of 2010 (“Act 132”), which provides certain incentives to help reduce the existing housing inventory. The incentives provided by Act 132 were effective from September 1, 2010 through June 30, 2011, and were subsequently extended until October 31, 2011 by Act No. 115 of July 5, 2011. On November 1, 2011, the Government approved Act 216, which provides incentives similar to the ones available under Act 132 and establishes an orderly transition to gradually reduce those incentives without disrupting the functioning of the housing market in Puerto Rico. The incentives provided by Act 216, as amended by Act No. 288 of December 30, 2011, were effective from November 1, 2011 to December 31, 2012, with certain reductions after June 30, 2012. See “Economic Performance by Sector—Construction” below.

Economic Development Program

The Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, is in the process of implementing the Strategic Model for a New Economy, which consists of a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Plan and the Supplemental Stimulus Plan described above.

The administration is emphasizing the following initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reducing energy costs, (iii) reforming the tax system, (iv) promoting the development of various projects through public-private partnerships, (v) implementing strategic initiatives targeted at specific economic sectors, and (vi) promoting the development of certain strategic/regional projects.

Permitting Process. The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been achieved. On December 1, 2009, the Governor signed into law Act No. 161, known as the Law for the Restructuring & Unification of the Permit Evaluation & Authorization Process, which overhauls the existing permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process that fosters economic development. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that are in the pipeline of various government agencies. In the long term, this law seeks to significantly reduce the number of inter-agency processes and transactions required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants. The Integrated Permits System (SIP by its Spanish acronym), as the new Puerto Rico permits process is called, became operational on December 1, 2010. Through September 2011, 38,500 permit requests had been filed and 88% of these had already been resolved.

The Permit Management Office (OGPe, by its Spanish acronym), the government body responsible for evaluating permit applications and issuing final determinations concerning construction and land use, currently offers 80% of its services online, representing 90% of the total volume of transactions.

Energy Policy. On July 19, 2010, the Governor signed Acts No. 82 and 83, providing for, among other things, the adoption of a new energy policy, which is critical for Puerto Rico’s competitiveness. Fluctuations in oil prices have had a significant effect on Puerto Rico’s overall economic performance. Act No. 82 of 2010, known as the “Public Policy on Energy Diversification through Renewable and Alternative Sources,” focuses on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. This new energy policy seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. Act 82 of 2010 creates a Renewable Portfolio Standard, recognizing many sources of renewable energy utilizing various technologies, setting a hard target of 12% renewable energy production by 2015 and 15% by 2020, and a requirement for retail energy providers to establish a plan to reach 20% renewable energy production by 2035.

Moreover, Act No. 83 of 2010, also known as the “Green Energy Incentives Act,” assembles under one law the incentives for the construction and use of renewable energy sources. Act 83 offers new benefits to stimulate the development of green energy projects, creates Renewable Energy Certificates (RECs) and creates the Green Energy Fund (the “GEF”). Through the GEF the Government will co-invest $290 million in renewable energy projects over the next 10-years. Initial funding of $20 million began on July 1, 2011 and steps up to $40 million per year by fiscal year 2016. Through the GEF, the Puerto Rico Energy Affairs Administration will offer cash rebates of up to 60% on the cost of installing Tier 1 projects (0 – 100 kW) for residences and small businesses and up to 50% on the cost of Tier 2 projects (100 kW – 1 MW) for commercial or industrial use. In its first round of funding, the GEF backed 25 solar energy projects with $6.6 million, including grants to 13 businesses and a government agency. These initiatives are expected to address energy prices in Puerto Rico and provide a means of attracting investment in the energy sector.

Tax Reform. Legislation to implement the first and second phases of the tax reform was enacted as Act No. 171 of 2010 and Act 1 of 2011, respectively. See “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” for a summary of the principal provisions of the tax reform.

Public-Private Partnerships (“PPPs”). The Government believes that PPPs represent an important tool for economic development, particularly in times of fiscal difficulties. PPPs are long-term contracts between government and non-governmental entities—such as private companies, credit unions, and municipal corporations—to develop, operate, manage or maximize infrastructure projects and/or government services. PPP contracts are centered on the concept of risk transfer. The non-governmental partner takes on certain responsibilities and risks related to the development and/or operation of the project in exchange for certain benefits. PPPs can play a pivotal role in restoring investment in infrastructure and bringing about economic growth.

PPPs provide the opportunity for the government to lower project development costs, accelerate project development, reduce financial risk, create additional revenue sources, establish service quality metrics, re-direct government resources to focus on the implementation of public policy, create jobs and attract new investment. Puerto Rico has opportunities for the establishment of PPPs in the areas of toll roads, airports and maritime ports, public schools, water provision, correctional facilities, and energy, among others.

On June 8, 2009, the Legislative Assembly approved Act No. 29 (“Act 29”), which established a clear public policy and legal framework for the establishment of PPPs in Puerto Rico to further the development and maintenance of infrastructure facilities, improve the services rendered by the Government and foster the creation of jobs. Act 29 created the Public-Private Partnerships Authority (the “PPP Authority”), the entity tasked with implementing the Commonwealth’s public policy regarding PPPs. On December 19, 2009, the PPP Authority approved regulations establishing the administrative framework for the procurement, evaluation, selection, negotiation and award process for PPPs in Puerto Rico.

During fiscal year 2010, the PPP Authority engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the PPP Authority published desirability studies for four public-private partnership priority projects and commenced procurement for such projects.

As part of the Government’s PPPs initiative, the PPP Authority and the Puerto Rico Highways and Transportation Authority (“Highways and Transportation Authority” or “PRHTA”) (collectively, the “Sponsors”) recently completed the procurement for a concession of toll roads PR-22 and PR-5 (the “Toll Roads”). On June 10, 2011, the Sponsors selected Autopistas Metropolitanas de Puerto Rico, LLC (“Metropistas”), a consortium comprised of Goldman Sachs Infrastructure Partners and Abertis Infraestructuras, as the winning proponent based on a bid of $1.080 billion. On June 27, 2011, Metropistas and the Highways and Transportation Authority executed the concession agreement for the Toll Roads (the “Concession Agreement”) and, on September 22, 2011, the parties successfully completed the financial closing. As a result of this transaction, the Highways and Transportation Authority received a lump-sum payment of $1.136 billion and a commitment to invest $56 million in immediate improvements and comply with world-class operating standards.

To modernize public school facilities throughout the island and improve academic performance, the PPP Authority launched the “Schools for the 21st Century” program, which is to modernize and build a selected number of public schools throughout Puerto Rico. It is expected that at least one school in each municipality will benefit from the “Schools for the 21st Century” program. The Government expects this project will impact nearly 50,000 students, 2,000 teachers and various communities and create 14,000 jobs throughout Puerto Rico’s 78 municipalities. It is expected that the Government will fund this project with the proceeds of Qualified School Construction Bonds (QSCB) issued by PBA in the aggregate principal amount of $756 million. As of June 2011, the PPP Authority had awarded approximately $464 million in contracts and construction had begun in approximately 57 schools.

On August 8, 2011, the PPP Authority and the Puerto Rico Ports Authority (“Ports Authority”) received statements of qualifications from twelve (12) world-class consortia in response to the Request for Qualifications (RFQ) to acquire a concession to finance, operate, maintain and improve the Luis Muñoz Marín International Airport (“Airport”), the busiest airport in the Caribbean. The PPP Authority and Ports Authority are seeking to achieve their primary objectives of: (i) maximizing the upfront value for the Airport, (ii) improving the Airport’s safety standards, service levels and quality, (iii) maintaining and improving the quality of service to travelers as well as achieving a higher level of customer satisfaction, and (iv) creating a world-class gateway to Puerto Rico while increasing the Island’s profile as a destination in the Caribbean, in order to positively impact the development of the tourism industry and overall economic prospects in Puerto Rico. On September 23, 2011, the PPP Authority and Ports Authority published a short-list of six consortia. The PPP Authority published the Request for Proposals for the Airport in October 2011 and on May 2, 2012 announced the selection of two finalists. The PPP Authority expected to select a winning bidder in the third quarter of calendar 2012.

Sector Initiatives. The administration plans to complement the previously mentioned initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the Puerto Rico economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities for the development of regional clusters in high-tech manufacturing, research and development, tourism, renewable energy, international trade and professional services. The specific initiatives will be designed to promote sustainable economic growth while accelerating to a knowledge-based and innovation driven economy, focused mainly in the development of human capital and intellectual property, thus diversifying Puerto Rico’s economic base.

Strategic/Regional Projects. The administration has also targeted strategic/regional projects that are expected to generate investments in various regions of the Island in order to foster balanced economic development.

One of the strategic projects for the northern region is called the Urban Bay (formerly known as the Golden Triangle), an urban redevelopment project that incorporates the areas of Old San Juan, Puerta de Tierra, Isla Grande, including the Puerto Rico Convention Center District (the “District”), and Condado, as well as other communities in the vicinity of historic San Juan Bay. The aim of the Urban Bay project is to develop San Juan Bay into a major tourism, recreation, commercial and residential sector which serves the local community and becomes a major attraction for leisure and business travelers, both local and external. Construction of the immediate improvements on the project footprint is already underway.

Also in the northern region, Science City represents a critical effort to move Puerto Rico to the forefront of science, technology and research and development. It seeks to leverage Puerto Rico’s competitive advantages in the knowledge-based sectors. Through the recently enacted Law No. 208 of October 20, 2011, the benefits of investing in and performing science and technology research and development activities in the newly denominated “Science District” were expanded through the inclusion of such activities as eligible for tax exemption under the Economic Incentives Act. See “Economy—Tax Incentives—Industrial Incentives Program.” The benefits of the Science District under Law 208 may also be expanded to satellite districts throughout the island. Demolition related activities and earth movement were expected to commence before the end of fiscal year 2012.

In the eastern region, the Caribbean Riviera project entails the redevelopment of the old Roosevelt Roads navy facility in Ceiba and is a key element in the administration’s strategy to create jobs and reignite the economy of Puerto Rico’s eastern region, including Ceiba, Naguabo, Vieques, and Culebra. The plan is for this tourist complex to include hotels, casinos, eco-tourist attractions, international airport, retail, yacht marina, and cruise ship ports. As of June 8, 2012, negotiations with the Navy regarding the transfer of the property to the Local Redevelopment Authority were in advanced stages and were expected to be completed by the end of 2012.

In the western region, the administration is focused on the redevelopment of the Aguadilla airport to serve as the second international airport of Puerto Rico and as a regional logistics hub. As of June 8, 2012, the Government was in the process of submitting a formal application to obtain a Foreign Trade Zone designation for the Aguadilla airport area.

Employment and Unemployment

According to the Household Survey, the number of persons employed in Puerto Rico during fiscal year 2011 averaged 1,077,006, a decrease of 2.3% compared to the previous fiscal year; and the unemployment rate averaged 15.9%. During the first ten months of fiscal year 2012, total employment averaged 1,083,289, an increase of 0.5% with respect to the same period of the prior year; and the unemployment rate decreased to 15.2%.

The number of self-employed individuals represented around 15% of civilian employment in Puerto Rico, more than double the level in the United States. On the other hand, agriculture employment in Puerto Rico represented 1.6% of total employment in fiscal year 2011.

Economic Performance by Sector

From fiscal year 2007 to fiscal year 2011, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product and the second largest in terms of real gross national product. The Planning Board figures show that in fiscal year 2011 manufacturing generated $48.0 billion, or 48.6%, of gross domestic product. Manufacturing, however, only generated $17.6 billion, or 27.4%, of real gross national product in fiscal year 2011. During fiscal year 2011, payroll employment for the manufacturing sector was 85,558, a decrease of 3.1% compared with fiscal year 2010. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2011, however, the average hourly manufacturing wage rate in Puerto Rico was approximately 66.5% of the average mainland U.S. rate.

In the last three decades, industrial development in Puerto Rico has been relatively capital intensive and dependent on skilled labor. This gradual shift in emphasis from labor intensive to capital intensive industrial development is best exemplified by large investments over the last two decades in the pharmaceutical and medical-equipment industries in Puerto Rico. Historically, one of the factors that encouraged the development of the manufacturing sector was the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), phased out these federal tax incentives during a ten-year period that ended in 2006. Moreover, Act 154 expanded the income tax rules as they relate to certain nonresident alien individuals, foreign corporations and foreign partnerships and imposed a new temporary excise tax on persons that purchase products manufactured in Puerto Rico by other persons that are members of the same controlled group. The elimination of the benefits provided by Section 936 of the U.S. Code has had, and Act 154 may have a long-term impact on local manufacturing activity. See “Tax Incentives—Incentives under the U.S. Code” below and “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” and “Major Sources of General Fund Revenues—Income Taxes,” respectively.

Total employment in the manufacturing sector decreased by 31,700 from fiscal year 2005 to fiscal year 2011. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. Thereafter, manufacturing employment stabilized around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector experiencing another drop of 4.0%. For fiscal years 2007, 2008, 2009, 2010 and 2011, manufacturing employment decreased by 4.2%, 3.5%, 7.0%, 8.7% and 3.1%, respectively. For the first ten months of fiscal year 2012, average employment in the sector declined by 3,200 jobs, or 3.7%, compared to the same period of the previous year. Given that this sector pays, on average, the highest wages in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of the tax benefits afforded by Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and, more recently, the effects of the global economic decline. Puerto Rico’s manufacturing sector continues to face increased international competition. As patents on pharmaceutical products manufactured in Puerto Rico expire and the production of such patented products is not replaced by new products, there may be additional job losses in this sector and a loss of tax revenues for the Commonwealth.

Service Sector

Puerto Rico has experienced mixed results in the service sector, which, includes wholesale and retail trade, utilities, transportation and warehousing, information, finance and insurance, real estate and rental, and certain services such as professional, scientific, technical, management, administrative, support, educational, health care, social, recreational, accommodation, food and other services. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences in the magnitude of those changes. During the period between fiscal years 2007 and 2011, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 0.4%, while payroll employment in this sector decreased at an average annual rate of 0.9%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, but first in its contribution to real gross national product. The service sector is also the sector with the greatest amount of employment. In fiscal year 2011, the service sector generated $40.6 billion, or 41.1%, of gross domestic product, while it generated $35.2 billion, or 54.9%, of real gross national product. Trade, utilities, professional and business support, and education and health experienced growth at current prices in fiscal year 2011, as measured by gross domestic product, while transportation and warehousing, information, finance, and other services experienced reductions in fiscal year 2011, as measured by gross domestic product at current prices. Service-sector employment decreased from 565,242 in fiscal year 2007 to 545,767 in fiscal year 2011 (representing 59.1% of total, non-farm, payroll employment). The average service-sector employment for fiscal year 2011 represents an increase of 0.8% compared to the prior fiscal year. For the first ten months of fiscal year 2012, average service-sector employment was 539,811, a decrease of 1.1% with respect to the same period for the prior fiscal year.

Puerto Rico has a developed banking and financial system. As of December 30, 2011, there were eleven commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of commercial banks (including assets of units operating as international banking entities) as of

December 30, 2011 were $70.8 billion, as compared to $75.5 billion as of December 31, 2010. On April 30, 2010, the OCFI closed three commercial banks and the FDIC was named receiver. On the same date, the FDIC entered into loss share purchase and assumption agreements with three of the other commercial banks with operations in Puerto Rico, providing for the acquisition of most of the assets and liabilities of the closed banks including the assumption of all of the deposits. Through June 8, 2012, considering the magnitude of the consolidations, the amount of jobs lost as a result of these consolidations had not been significant. The administration expects that this consolidation will strengthen the Puerto Rico banking sector.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority (“FINRA”), the U.S. Securities and Exchange Commission and the OCFI, and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management by broker-dealers in Puerto Rico totaled $5.5 billion as of December 30, 2011, as compared to $6.0 billion on December 31, 2010. Another relevant component of the financial sector in Puerto Rico is the investment company industry. Local investment companies had recorded assets under management of $15.3 billion as of December 30, 2011, as compared to $14.2 billion as of December 31, 2010 according to the OCFI.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of December 30, 2011, there were 32 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $43.9 billion, an increase from $40.6 billion in total assets as of December 31, 2010. Meanwhile, credit unions, which tend to provide basic consumer financial services, reached $7.8 billion in assets as of December 30, 2011, a slight increase from $7.5 billion as of December 31, 2010.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

Hotels and Related Services—Tourism

For fiscal year 2011, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,910,700, an increase of 5.9% over the number of persons registered during the same period of fiscal year 2010. The average occupancy rate in tourist hotels during fiscal year 2011 was 68.9%, a decrease of 0.2% from the prior fiscal year. Also, during fiscal year 2011, the average number of rooms available in tourist hotels increased by 5.5% to 11,472 rooms compared to the same period of fiscal year 2010.

During the first eight months of fiscal year 2012, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,313,800, an increase of 7.5% over the number of persons registered during the same period of fiscal year 2011. The average occupancy rate in tourist hotels during the first eight months of fiscal year 2012 was 67.6%, an increase of 0.7% from the prior fiscal year. Also, during the first eight months of fiscal year 2012, the average number of rooms available in tourist hotels increased by 2.7% to 11,651 rooms compared to the same period of fiscal year 2011.

In terms of employment figures, this sector has shown a behavior that seems not totally consistent with the registration figures presented in the previous paragraphs. According to the Payroll Survey, employment in the leisure and hospitality sector was 71,100 for fiscal year 2011, a slight increase of 0.4% over employment for fiscal year 2010, a growth rate significantly smaller than the growth rates of tourist hotel registrations for the same time period (5.9%). Moreover, for the first ten months of fiscal year 2012, employment in this sector increased by only 1.9% to 72,400 compared to the same period of the prior fiscal year, which is still a smaller rate than the average growth rate observed for the first eight months on the tourist hotel registrations (7.5%). These figures could imply a significant improvement on the labor productivity of this sector during fiscal years 2011 and 2012.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority (“PRCDA”), has developed the Dr. Pedro Rosselló González Convention Center, the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, that includes hotels, restaurants, office space, and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments. The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. A 500 room hotel located next to the convention center commenced operations in November of 2009.

The PRCDA also owns an 18,500-person capacity multipurpose arena, known as the José Miguel Agrelot Coliseum, located in San Juan, Puerto Rico. The coliseum was inaugurated in 2004 and has hosted more than 2.5 million people attending over 400 world-caliber events. The venue has received numerous awards including “Best International Large Venue of the Year” from Pollstar magazine in 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2011, the government (federal, state and local) accounted for $8.2 billion, or 8.3%, of Puerto Rico’s gross domestic product. The government is also a significant employer, employing 260,550 workers (federal, state and local), or 28.2% of total, non-farm, payroll employment in fiscal year 2011. In fiscal year 2009, state and municipal government employment averaged 285,600. During fiscal year 2010, state and municipal government employment decreased by 25,700 jobs, or 9.0%. According to the payroll survey, the distribution of the job reductions during fiscal year 2010 was 20,700 jobs in the state government (including public corporations) and approximately 5,000 jobs in municipal government. During fiscal year 2011, state and municipal government employment decreased further by 14,400 jobs, or 5.5%, compared to fiscal year 2010. According to the payroll survey, the decrease was attributable to a reduction of 12,000 jobs in the state government and approximately 2,400 jobs in municipal government. Nevertheless, during the first ten months of fiscal year 2012, total government employment (federal, state and local) increased by 2.7% from the previous fiscal year, or by an average of 6,900 jobs. This increase in government employment for the first ten months of fiscal year 2012 consists of an average increase of 7,900 jobs, or 4.3%, in state government offset by an average reduction of 500 jobs, or 0.8%, and 500 jobs, or 3.6%, in federal government, respectively.

As discussed previously, Act 7 established, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provided that, for a period of two years after its enactment (until March 9, 2011), collective bargaining agreements that had already expired or that would expire while the law was in effect and that related to public employees could not be renegotiated or renewed. Act 73 extended the term of the non-economic clauses of such collective bargaining agreements for an additional period of two years (until March 9, 2013) and provided that the economic clauses may be negotiated considering primarily the fiscal condition of the applicable agency and the overall Government and the safeguarding of services to the people.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayaguez, Aguadilla, Arecibo, Ceiba, Vieques, Culebra, Patillas and Humacao.

Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 8 million passengers per year, making it the busiest airport in the Caribbean. There is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain.

On December 22, 2009, the Federal Aviation Administration (“FAA”) approved the Ports Authority’s preliminary application to participate in the FAA’s airport public-private partnership pilot program. During fiscal year 2010, the PPP Authority engaged a team of advisors and in June 2010 published the related desirability and convenience study, which is required for the establishment of a public-private partnership. On July 5, 2011, the PPP Authority published its “Request for Qualifications to Acquire a Lease to Finance, Operate, Maintain and Improve the Luis Muñoz Marin International Airport”. On August 8, 2011, the PPP Authority and the Puerto Rico Ports Authority received statements of qualifications from twelve (12) world-class consortia and, on September 23, 2011, they published a short-list of six consortia. In October 2011, the PPP Authority issued a Request for Proposals for the Airport to the shortlisted consortia. On May 2, 2012, the PPP Authority announced the selection of two finalists to proceed to the final phase of the Request for Proposals process. The PPP Authority and the Ports Authority expected to select a winning bidder in the third quarter of calendar 2012.

Regarding other airports, Rafael Hernandez Airport in Aguadilla is served by JetBlue and Spirit and has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport is served by JetBlue and has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2011, totaled approximately 4,640 miles and 12,045 miles of local streets and adjacent roads. The highway system comprises 389 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-66 and PR-20 toll highways, 232 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic, and 3,061 miles of tertiary highways and roads serving local, intra-regional traffic. On September 22, 2011, the PPP Authority and the Highways and Transportation Authority completed the procurement for a concession of toll roads PR-22 and PR-5.

The Port of the Americas is a deep draft container terminal under development on the south coast of Puerto Rico in the City of Ponce, the Commonwealth’s fourth largest municipality by population. Managed by the Port of Ponce Authority, the terminal can handle containerized import/export and transshipment cargo. The first phase of the port development was completed in 2004 while the second phase, which resulted in container yard with capacity of up to 250,000 Twenty-Foot Equivalent Units per year, was completed during the first quarter of calendar year 2009. A third development phase, which entails a public investment of $84.4 million, was ongoing through September 2012. The completion of phase three is expected to result in an annual terminal processing capacity of up to 500,000 Twenty-Foot Equivalent Units as well as the installation of basic infrastructure required to develop an industrial value-added zone on land adjacent to the Port.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. Since its peak in fiscal year 2000 to fiscal year 2011, real construction investment declined at an average annual rate of 7.4%. Construction investment started to decrease significantly in fiscal year 2005, as a consequence of the general economic conditions in Puerto Rico. During four fiscal years (from fiscal year 2007 to 2011) real construction investment decreased at an average annual rate of 11.5%. During the same time period, the total value of construction permits, in current dollars, decreased at an average annual rate of 16.8%. The Planning Board projected an increase in construction investment of 5.0% in real terms for fiscal year 2012, and an increase of 9.7% for fiscal year 2013.

Public investment has been an important component of construction investment. During fiscal year 2011, approximately 53.1% of the total investment in construction was related to public projects, which represents an increase in its share of total construction investment compared to 37.9% in fiscal year 2000. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties, while private investment in construction is still suffering from the credit conditions that prevailed during the last decade. Public investment was primarily in housing, schools, water projects, and other public infrastructure projects.

During fiscal year 2010, the number of construction permits decreased by 15.2%, while the total value of construction permits dropped by 29.2% compared to fiscal year 2009. During the first ten months of fiscal year 2011, the total value of construction permits decreased further by 15.7%. These figures are consistent with cement sales, which declined by 26.3% in fiscal year 2010 and by 5.0% in 2011, respectively, reaching levels not seen in almost three decades. During the first ten months of fiscal year 2012, however, cement sales increased by 4.9% from the previous fiscal year.

Average payroll employment in the construction sector during fiscal year 2011 was 31,800, a reduction of 11.6% from fiscal year 2010. During the first ten months of fiscal year 2012, payroll employment in the construction sector averaged 33,400, an increase of 4.9% for the same period in fiscal year 2011.

On September 2, 2010, the Governor signed Act 132. Act 132 was designed primarily to stimulate the Puerto Rico real estate market, which in recent years has been suffering from lower sales, rising inventories, falling median prices and increased foreclosure rates. Pursuant to the provisions of Act 132, the Government has provided tax and transaction fee incentives to both purchasers and sellers of new and existing residential properties, as well as commercial properties with sale prices that do not exceed $3 million. The incentives provided by Act 132 were effective from September 1, 2010 through June 30, 2011, and were subsequently extended until October 31, 2011 by Act No. 115 of July 5, 2011. Certain permanent incentives are also available for rental housing. On November 1, 2011, the Government approved Act 216, which provides incentives similar to the ones available under Act 132 and establishes an orderly transition to gradually reduce those incentives without disrupting the functioning of the housing market in Puerto Rico. The incentives provided by Act 216 are limited to residential real property and are effective from November 1, 2011 to December 31, 2012, with certain reductions after December 31, 2011 and June 30, 2012. New incentives are also available for property that constitutes the seller’s principal residence, as defined in Act 216.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2011, gross income from agriculture was $789.8 million at current prices, which remained virtually unchanged (an increase of 0.1%) as compared with fiscal year 2010. In terms of gross domestic product, agriculture generated a level of production of $670.2 million at current prices in fiscal year 2011, a reduction of 5.2% compared to fiscal year 2010.

The administration supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the six decades from 1950 to 2010, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school levels. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2010-2011 was approximately 61,722 students. The Commonwealth appropriates annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources (subject to certain exceptions) for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2010-2011 of approximately 188,470 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Institutions providing education in Puerto Rico must satisfy state licensing requirements to operate. Also, the vast majority of educational institutions are accredited by U.S. Department of Education-recognized accrediting entities.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until 2006, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. As of June 8, 2012, the most recent of these incentives laws was the Economic Incentives Act, enacted in May 2008.

The benefits provided by the Economic Incentives Act are available to new companies as well as companies already conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grants, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of eligible business from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains.

Companies qualifying under the Economic Incentives Act can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments. Alternatively, the income tax rate can be 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small- and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sales and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act is designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived by exempted businesses from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes. Gain from the sale or exchange of shares or substantially all the assets of an exempted business during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or operational assets.

Individual Investors Act and Export Services Act

On January 17, 2012, the Legislative Assembly of Puerto Rico approved new legislation to promote the economic development of Puerto Rico: (i) Act No. 22, also known as the Act to Promote the Relocation of Individual Investors to Puerto Rico (the “Individual Investors Act), and (ii) Act No. 20, also known as the Act to Promote the Exportation of Services (the “Export Services Act”), which supersedes the provisions of the Economic Incentives Act that provide benefits to designated services performed for markets outside of Puerto Rico.

The Individual Investors Act seeks to attract new residents to Puerto Rico by providing total exemption from Puerto Rico income taxes on passive income realized or accrued after such individuals become bona fide residents of Puerto Rico. The Individual Investors Act applies to any individual investor that becomes a Puerto Rico resident on or before the taxable year ending on December 31, 2035, provided that such individual was not a resident of Puerto Rico at any time during the 15-year period preceding the effective date of the Individual Investors Act. This relocation should result in new local investments in real estate, services, and other consumption products, and in capital injections to the Puerto Rico banking sector, all of which will stimulate the economy of Puerto Rico.

The Export Services Act seeks to establish and develop in Puerto Rico an international export services center. This act seeks to encourage local service providers to expand their services to persons outside of Puerto Rico, promote the development of new businesses in Puerto Rico and stimulate the inbound transfer of foreign service providers to Puerto Rico. The Export Services Act also creates a special fund for the continuous development of new tax incentives that will promote export services and the establishment of new businesses in Puerto Rico. The Export Services Act applies with respect to any entity with a bona fide office or establishment located in Puerto Rico that is or may be engaged in an eligible service. Service providers operating under a tax exemption decree issued under the Export Services Act will enjoy various Puerto Rico tax incentives during the term of such decree, such as a 4% flat income tax rate on export services income and 100% tax-exempt dividend distributions.

Green Energy Incentives Program

On July 19, 2010 the Legislative Assembly enacted Act No. 83 of July 19, 2010 (“Act 83”), also known as the “Green Energy Incentives Act,” to encourage the production of renewable energy on a commercial scale. The activities eligible for tax exemption under the Green Energy Incentives Act include businesses engaged in the production and sale of green energy on a commercial scale for consumption in Puerto Rico, a producer of green energy, the assembly and installation of machinery and equipment for the production of green energy, and the leasing of property used for the production of green energy (not including financing leases).

Companies qualifying under the Green Energy Incentives Act can avail themselves of the following tax benefits: a preferential income tax rate of 4% on Green Energy Income and a withholding tax rate of 12% on royalty payments, license fees and rental payments to non-Puerto Rico resident companies. In addition, the Green Energy Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sale and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

Under the Green Energy Incentives Act, companies can repatriate or distribute their earnings and profits derived from the eligible activities free of Puerto Rico income taxes. Gain from the sale or exchange of shares or substantially all the assets of an exempted business during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

In order to enjoy the tax benefits mentioned above, an eligible business must request and obtain a grant of tax exemption, which is a contract between the Government of Puerto Rico and the exempt business, and has a term of 25 years.

Moreover, the Green Energy Incentives Act creates a rebate program of a portion of the acquisition, installation, and related costs of the physical plant and the machinery and equipment of small and medium green energy projects located in Puerto Rico. In the case of large scale green energy projects (more than 1 MW) developed in Puerto Rico, the Green Energy Incentives Act creates a renewal green energy certificates program.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Puerto Rico Tourism Development Act of 2010 (the “Tourism Development Act”) provides partial exemptions from income, property, and municipal license taxes for a period of ten years. The Tourism Development Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. The Tourism Development Act provides further tourism incentives by granting tax exemptions on interest income, fees and other charges received with respect to bonds, notes, or other obligations issued by tourism businesses for the development, construction, rehabilitation, or improvements of tourism projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing tourism development projects. Through June 8, 2012, the Fund had provided direct loans and financial guarantees in the aggregate of approximately $1.442 billion for loans made or bonds issued to finance the development of twenty-five tourism projects representing 5,109 new hotel rooms and a total investment of approximately $2.345 billion.

Treatment of Puerto Rico Corporations under the U.S. Code—Controlled Foreign Corporations

As a result of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments, unless they have a renegotiated Puerto Rico tax grant issued under the Economic Act in which case this withholding tax could be lowered to 2% or 12%.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. As of June 8, 2012, no such legislation had been approved by either House of Congress of the United States. As of June 8, 2012, it was not possible to determine the legislative changes that may be made to the U.S. Code, or their effect on the long-term outlook on the economy of Puerto Rico. As of June 8, 2012, the Commonwealth indicated that the administration was planning to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

On September 22, 2011, HR No. 3020 was presented in the U.S. Congress House of Representatives, which allows corporations organized under the laws of Puerto Rico which derive fifty percent (50%) or more of their gross income from Puerto Rico sources to elect to be treated as domestic U.S. corporations for almost all provisions of the U.S. Code, including Section 243 of the U.S. Code pertaining to the dividends received deduction. By way of exception, the electing Puerto Rico corporations would not consider as part of their gross income for federal income tax purposes income derived from sources within Puerto Rico.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury Department, and motor vehicle fuel taxes, crude oil and derivative products excise taxes and license fees, which are allocated to the Highways and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax (as defined under “Revenues and Expenses—Major Sources of General Fund Revenues—Sales and Use Taxes” below) allocated to COFINA is not included as internal revenues since the legislation that created COFINA transferred ownership of such portion of the Sales Tax to COFINA and provided that such portion was not “available resources” under the Constitutional provisions relating to full faith and credit bonds.

As of May 15, 2012, future maximum annual debt service for the Commonwealth’s outstanding general obligation debt was projected to be $989,231,968 in fiscal year ending June 30, 2016 (based on the assumption that the (i) Public Improvement Refunding Bonds, Series 2004A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and (ii) the outstanding Public Improvement Refunding Bonds, Series 2003 C, Public Improvement Bonds of 2006, Series A, and Public Improvement Refunding Bonds, Series 2007A that are variable rate bonds, bear interest at 12% per annum). This amount ($989,231,968) plus the amount paid by the Commonwealth in fiscal year 2011 on account of bonds or notes guaranteed by the Commonwealth ($16,520,000), for a total of $1,005,751,968, is equal to 13.24% of $7,595,987,000, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2010 and June 30, 2011. If the interest on the outstanding bonds described in items (ii) through (iii) above was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $947,895,697 in fiscal year 2020 and the percentage referred to in the preceding sentence would be 12.70%. The potential termination payment (which is a full faith and credit obligation of the Commonwealth) payable by the Commonwealth (based on the then applicable mark-to-market value) upon termination of the above mentioned swap agreements is not included in the calculation of the 15% constitutional debt limitation.
Except as set forth below, annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds are unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% constitutional debt limitation.

As of March 31, 2012, Port of the Americas Authority (“PAA”) had outstanding bonds guaranteed by the Commonwealth (the “PAA Guaranteed Bonds”), representing a $250 million GDB financing with an outstanding principal amount of $214.8 million. The Commonwealth has begun to make payments of debt service on the PAA Guaranteed Bonds and expects to make all payment on the PAA Guaranteed Bonds under the full faith and credit guarantee of the Commonwealth. During fiscal year 2011, the Commonwealth made payments under its guaranty of the PAA Guaranteed Bonds of $16.5 million. In addition, the Commonwealth had made special budgetary appropriations to Puerto Rico Aqueduct and Sewer Authority (“PRASA”) to provide a subsidy for its operational expenses. See “Commonwealth Guaranteed Debt” below.

The Commonwealth’s policy has been and continues to be to prudently manage such debt within the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. See “Public Corporations.” However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth (other than refunding bonds) is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

General. The Commonwealth and various public corporations are party to various interest rate exchange agreements or swaps. Except for the basis swaps discussed below, the purpose of all of the interest rate exchange agreements in place as of June 8, 2012 is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. When the Commonwealth or a public corporation has issued variable rate bonds, it has entered into an interest rate exchange agreement with a counterparty pursuant to which the Commonwealth or the public corporation agrees to pay the counterparty a fixed rate and the counterparty agrees to pay the Commonwealth or public corporation a variable rate intended to match the variable rate payable on the bonds (a “synthetic fixed rate swap”). In theory, the variable rate payments received by the Commonwealth under the swap offset the variable rate payments on the bonds and, thus, the Commonwealth or the public corporation is left with a net fixed rate payment to a counterparty. The intention of these swaps was to lower the all-in cost of borrowing below what could have been achieved by issuing fixed rate bonds.

Basis Swap. The Commonwealth and the Puerto Rico Electric Power Authority (“PREPA”) are also party to agreements (“basis swaps”), entered into in June 2006 and March 2008, respectively, pursuant to which they are making payments on a specified notional amount based on a short-term interest rate index published by the Securities Industry and Financial Markets Association (“SIFMA”) and are receiving from their counterparties payments on the same notional amount based on the published three-month London Interbank Offered Rate (“LIBOR”) plus a specified fixed rate payment (the “basis annuity”). The basis swaps are the only interest rate exchange agreements that do not hedge specific variable rate debt. For fiscal year 2011 and the first nine months of fiscal year 2012, the Commonwealth received $7.3 million and $7.4 million, respectively, from its counterparties under the basis swap, net of the Commonwealth’s payments to the counterparties, and PREPA received $9.6 million and $8.7 million, respectively, from its counterparty under the basis swap, net of PREPA’s payments to the counterparty. In addition, in January 2012, PREPA received approximately $265,000 in connection with the unwinding of $225 million of the notional amount of the basis swap.

Risks. By using derivative financial instruments, the Commonwealth exposes itself, among other risks, to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates and other market factors)

and, in the case of basis swaps, basis risk (based on changes to the correlation between different indexes used in connection with a derivative and the variable rate debt they hedge). GDB, as fiscal agent, regularly monitors the exposure of the Commonwealth and the public corporations under the interest rate exchange agreements and attempts to minimize the risks. To minimize some of the credit risk, the Commonwealth and the public corporations enter into agreements with highly-rated counterparties. The outstanding interest rate exchange agreements are with eight different counterparties, all of which are rated in one of the three highest rating categories by either Moody’s or S&P. In addition, most of the agreements contain requirements of posting collateral by the counterparties based on certain valuation thresholds and credit ratings.

During fiscal years 2009, 2010, 2011 and the first nine months of fiscal year 2012, in order to reduce the risks associated with the swaps portfolio, the Commonwealth and the public corporations terminated approximately $4.4 billion of swaps. The aggregate notional amount of the swaps for the Commonwealth and the public corporations has decreased from $9.2 billion as of June 30, 2008, to $4.6 billion as of March 31, 2012, an aggregate decrease of 50%.

Notional Amounts. The aggregate notional amount as of March 31, 2012 of synthetic fixed rate swaps and basis swaps of the Commonwealth and the public corporations was approximately $4.6 billion.

Market Value. Generally, the interest rate exchange agreements may be terminated by the Commonwealth or the public corporations at any time at their then current market values. The agreements may also be terminated upon the occurrence of certain credit events. If a termination occurs due to a credit event, the Commonwealth or the public corporations may be obligated to pay to the applicable swap counterparty an amount based on the terminating swap’s market value, which may be substantial, or vice versa, with other termination costs being paid by the defaulting party. The mark-to-market value of the swaps fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

As of March 31, 2012, the net mark-to-market value of all outstanding interest rate exchange agreements was approximately negative $440.5 million. Except for the basis swap of PREPA and two swaps of Highways and Transportation Authority, the mark-to-market value of all swaps of the Commonwealth and the public corporations was negative as of March 31, 2012. Thus, the Commonwealth or the public corporations, as applicable, would owe money to the counterparties if any of the agreements with a negative mark-to-market had been terminated as of that date.

Collateral Requirements. Under the majority of the interest rate exchange agreements, the Commonwealth and the public corporations are required to deliver collateral to the counterparties to guarantee their performance under the agreements based on the credit ratings of the Commonwealth and the public corporations and certain contractual mark-to-market value thresholds. During the fourth quarter of 2008, as a result of the U.S. financial market crisis, the Commonwealth and the public corporations were required to post collateral of approximately $251.8 million and $82.5 million, respectively, to their counterparties on certain interest rate exchange agreements. Based on an improvement in the mark-to-market value of the swap portfolio since then, the Commonwealth, PREPA and COFINA had no collateral posted as of March 31, 2012 and Highways and Transportation Authority had posted collateral of $28.0 million as of March 31, 2012. However, if the mark-to-market value of the swaps portfolio deteriorates or the credit ratings of the Commonwealth or the public corporations are lowered, the collateral posting obligations contained in the agreements may require further deliveries of collateral.

Variable Rate Bonds and Mandatory Tender Bonds

Variable Rate Bonds. The Commonwealth and various public corporations have outstanding variable rate bonds, consisting of (1) variable rate demand bonds which are subject to mandatory tender for purchase prior to their maturity on certain interest rate reset dates and upon expiration of an associated credit or liquidity facility

(“VRDO Bonds”), (2) variable rate bonds and notes that have been purchased directly from the Commonwealth by certain financial institutions where the interest rate changes periodically based on the LIBOR or SIFMA index and that are subject to mandatory tender on certain dates prior to their maturities (“Mandatory Tender FRNs”), and (3) other bonds and notes where the interest rate changes periodically based on the LIBOR rate or a particular index but that are not subject to tender prior to their maturity. The Commonwealth and the public corporations have hedged their variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all variable rate bonds. Pursuant to these agreements, the Commonwealth and the public corporations receive a variable rate payment expected to approximate the interest cost of the variable rate bonds, and pay a fixed rate. See “Interest Rate Exchange Agreements.”

The VRDO Bonds bear a floating interest rate adjusted at specified intervals, such as daily or weekly (each, a “remarketing date”) and provide investors the option to tender or put the bonds at par on each remarketing date. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. The VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If, upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds, the Commonwealth or the applicable public corporation is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules pursuant to the terms of each expiring credit/liquidity facility.

The recent U.S. financial market crisis has resulted in a significant reduction in the availability of credit/liquidity facilities to support VRDO Bonds, and a related increase in the price of these facilities when they can be obtained. Thus, if the Commonwealth and the public corporations are not able to renew or roll over the expiring credit/liquidity facilities with respect to VRDO Bonds, or are not able to do so at an acceptable price, the Commonwealth and the public corporations would have to refinance the VRDO Bonds or otherwise obtain financing for such bonds in order to avoid the higher interest rates and accelerated amortization schedules set forth in the expiring credit/liquidity facility.

In addition, since there are interest rate exchange agreements with respect to all VRDO Bonds, if the Commonwealth or the applicable public corporation cannot renew or replace a credit/liquidity facility upon its expiration or remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth or the applicable public corporation may have to terminate the interest rate exchange agreements associated with such series of VRDO Bonds. Termination of the applicable interest rate exchange agreement may result, depending on then current interest rate levels and market conditions, in the payment of a termination amount, which may be substantial, by the Commonwealth to compensate the counterparty for its economic losses. As of March 31, 2012, the mark-to-market value of all the interest rate exchange agreements with respect to VRDO Bonds was negative $39.9 million for the Commonwealth and negative $46.9 million for the public corporations. See “Interest Rate Exchange Agreements—Market Value.”

Mandatory Tender Bonds. As of March 31, 2012, the Commonwealth and the public corporations also had outstanding $257.2 million of Mandatory Tender FRNs and $464.9 billion of fixed rate bonds also subject to mandatory tender for purchase prior to maturity (collectively, the “Mandatory Tender Bonds”). The Commonwealth and the public corporations have not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds. If the Commonwealth or the applicable public corporation cannot remarket the Mandatory Tender Bonds, they would have to obtain other funds in order to provide for the purchase price of these bonds or, in some cases, the bonds would become subject to higher interest rates and an accelerated amortization schedule.

As of March 31, 2012, the Commonwealth had outstanding approximately $14.9 million in general obligation bonds on April 1, 2013 and $722 million of total bonds subject to mandatory tender by July 1, 2017.

As discussed previously, the Commonwealth has entered into interest rate exchange agreements with respect to all Mandatory Tender FRNs. In the event the Commonwealth cannot remarket these bonds on their mandatory tender dates as variable rate bonds, the Commonwealth may have to terminate the associated interest rate exchange agreements. As of March 31, 2012, the mark-to-market value of all interest rate exchange agreements with respect to the Mandatory Tender FRNs was negative $55.3 million.

Commonwealth Guaranteed Debt

As of March 31, 2012, $4.170 billion of Commonwealth guaranteed bonds of PBA were outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). Maximum annual debt service on these bonds is $993.1 million in fiscal year 2028, assuming the receipt of the issuer subsidy from the federal government on the $756,449,000 Government Facilities Revenue Bonds, Series R (Qualified School Construction Bonds—Issuer Subsidy) and the $121,528,000 Government Facilities Revenue Bonds, Series T (Qualified Zone Academy Bonds—Direct Payment), and $1.032 billion in fiscal year 2028 without taking into consideration said subsidy, with their final maturity being July 1, 2041. Through June 8, 2012, no payments under the Commonwealth guaranty had been required for these bonds.

As of March 31, 2012, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. Through June 8, 2012, no payments under the Commonwealth guaranty had been required for these bonds.

As of March 31, 2012, GDB held approximately $214.8 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The proceeds from these bonds have been used to continue the development of the Port of the Americas. Payments of $43.4 million under the Commonwealth guaranty have been required to pay interest and principal on these bonds. While the responsibility for the development and operation of the Port of the Americas was transferred from the Port of the Americas Authority to the Authority of the Port of Ponce in December 2011, the Port of the Americas Authority retained the liability for the outstanding bonds, which are expected to be paid by the Commonwealth under the guarantee. See “Public Corporations—Other Public Corporations—Port of the Americas Authority” below.

As of March 31, 2012, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $1.098 billion. This amount consisted of $284.8 million in revenue bonds sold to the public, $373.0 million in bonds issued to the United States Department of Agriculture, Rural Development, and $440.1 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. The Commonwealth, however, has been making certain subsidy payments to PRASA for its operational expenses. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee. See “Public Corporations—Other Public Corporations—Puerto Rico Aqueduct and Sewer Authority” below.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements

Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to promote the economic development of Puerto Rico. As part of its role as fiscal agent, during fiscal years 2009, 2010 and 2011, GDB entered into fiscal oversight agreements with PRASA, PREPRA, the Highways and Transportation Authority, Ports Authority, the Health Insurance Administration and the Medical Services Administration. As part of these agreements, GDB imposed certain conditions on the extension of credit to these entities and continually monitors their finances, among other things.

As of June 30, 2011, GDB (including its blended component units) had total assets of $15.5 billion and total liabilities of $12.9 billion. As of March 31, 2012, GDB’s total assets were $17.3 billion and its total liabilities were $14.6 billion (preliminary, unaudited).

As of March 31, 2012, $6.6 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $6.3 billion of medium term senior notes. Act No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of March 31, 2012. As of that date, GDB also had approximately $9.5 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Act No. 82 of June 16, 2002 (“Act 82”) amended GDB’s Charter to authorize GDB to transfer annually to the General Fund, beginning with fiscal year 2001, up to 10% of its audited net income or $10,000,000, whichever is greater. GDB is not required by Act 82 to transfer any funds. GDB made payments to the General Fund of $11.6 million for fiscal year 2003 and $18.4 million for fiscal year 2004. As of June 8, 2012, GDB had not made any payment to the General Fund under Act 82 since fiscal year 2004.

Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of March 31, 2012, the Perpetual Trust had repaid $131.8 million of its line of credit and had an outstanding balance of $368 million and no interest due. The line of credit is payable from legislative appropriations.

As part of its role as lender and promoter of the economic development of Puerto Rico, GDB provides financing to the Commonwealth, its public corporations and municipalities. This financing includes interim loans to finance the capital expenditures of the Commonwealth in anticipation of the issuance of bonds and notes, and loans to cover operational deficits of those government entities. GDB generally does not provide financing to any governmental entity of the Commonwealth unless GDB reasonably believes that the borrower governmental entity will have sufficient resources, including the ability to issue bonds or notes or otherwise borrow funds, to repay such loan. GDB, however, has provided financing in the past and may continue to provide financing to governmental entities that do not have sufficient independent resources to cover operating expenses, to the extent permitted by law. A material increase in the amount of loans to the public sector, coupled with continued deterioration of the public sector’s fiscal situation and financial condition may have an adverse effect on GDB’s financial condition and liquidity. As of March 31, 2012, GDB had outstanding loans to the Commonwealth in the aggregate principal amount of $3.3 billion, outstanding loans to, and bonds of, the public corporations in the aggregate principal amount of $4.3 billion, and outstanding loans to the municipalities in the aggregate principal amount of $1.9 billion.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. Puerto Rico Housing Finance Authority (“Housing Finance Authority”) (formerly known as Housing Finance Corporation) was created to provide needed rental housing units and stimulate the construction industry under federally subsidized programs. Effective February 8, 2002, Housing Finance Corporation became the Housing Finance Authority and the Housing Bank and Finance Agency was dissolved and its powers transferred to the Housing Finance Authority. Housing Finance Authority provides financing for rental housing units, stimulates the construction industry under federally subsidized programs and provides interim financing for low-income housing projects and single-family homeownership programs. It is also engaged in insuring and servicing mortgages originated by the former Housing Bank and Finance Agency. As of March 31, 2012, Housing Finance Authority’s total outstanding principal balance of loans to the private sector for development of housing projects targeted to low and moderate income families was $156.4 million. The Housing Finance Authority’s mortgage loans to low and moderate income homeowners represented an additional outstanding principal balance of $125.5 million as of the same date.

Housing Finance Authority has outstanding tax-exempt revenue bonds the proceeds of which were loaned to the Puerto Rico Public Housing Administration to finance improvements to various housing projects in the Commonwealth. Such bonds are limited obligations of Housing Finance Authority payable solely from revenues collected from such housing units, with certain exceptions. As of March 31, 2012, $331.9 million of these bonds were outstanding.

As of March 31, 2012, the Housing Finance Authority had total notes and bonds outstanding of $660.9 million (including $124.1 million of debt outstanding under GDB lines of credit and $505.9 million in bonds issued to fund certain payments under its mortgage subsidy programs for low and moderate income families). As of March 31, 2012, Housing Finance Authority had total unrestricted net assets of $261.7 million.

Puerto Rico Tourism Development Fund. Puerto Rico Tourism Development Fund (“TDF”) was created in September 1993 to facilitate the development of Puerto Rico’s hotel industry by working with private-sector financial institutions in structuring financings for new hotel projects. TDF can provide guarantees to interim and permanent financings. In certain transactions, TDF can act as direct lender, guarantee mezzanine financings, and provide preferred equity capital. As of June 30, 2011, TDF had $518.5 million in guarantees and $345.5 million in loans, net of loan loss reserves of $86.8 million. As of June 30, 2011, TDF’s net assets were $154.1 million.

In addition, TDF has a $50 million preferred equity investment in a tourism-related project.

As of June 8, 2012, TDF had made payments under its guarantees and letters of credit in the aggregate amount of approximately $221.3 million since 1993 with respect to several projects. Of the total amount disbursed, TDF has been able to recover approximately $172.3 million from the borrowers.

Government Development Bank for Puerto Rico Capital Fund. Government Development Bank for Puerto Rico Capital Fund (the “Capital Fund”) was created in November 1992 for the purpose of investing and trading in debt obligations and publicly traded shares of domestic and foreign corporations separate from GDB’s general investment operations. On June 30, 2010, the Capital Fund transferred to the Tourism Development Fund, on behalf of GDB, $72.1 million representing all the investments in the Capital Fund portfolio. As of March 31, 2012, the Capital Fund had assets of $222,000, consisting principally of money market investments.

Puerto Rico Development Fund. Puerto Rico Development Fund (the “Development Fund”) was established in April 1977 to provide an alternate source of financing to private enterprises. The Development Fund is also authorized to guarantee obligations of those enterprises and invest in their equity securities. On December 31, 2010, the Development Fund acquired for $8.5 million a commercial loan from a private commercial bank, secured by a first mortgage over a 2.34 acre parcel of land in the Convention Center District. As of March 31,

2012, the Development Fund had assets of $22 million, including $8.0 million in loans to private entities, $10.2 million in an interest bearing account, and $3.8 million in preferred shares of various private entities.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) was established in November 1984 to provide agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of June 8, 2012, the trustees of certain limited obligation bonds issued by the PFC held notes payable by the Commonwealth, the Maritime Shipping Authority, the Office for the Improvement of Public Schools, the Department of Health, and PRASA, among others. All such PFC bonds are limited, non-recourse obligations of PFC payable solely from Commonwealth appropriations made to pay debt service on the notes held by the bond trustees. As of March 31, 2012, PFC had $1.0 billion aggregate principal amount of limited obligation bonds outstanding.

A description of certain other affiliates of GDB is provided in “Other Public Corporations” below.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and wastewater systems (“Systems”). Such systems provide water and wastewater services to 97% and 58% of the Commonwealth’s population, respectively.

PRASA reported an operating loss of $39.6 million for fiscal year 2011, compared to operating losses of $58.3 million and $63.7 million for fiscal years 2010 and 2009, respectively. In order to improve its financial condition, PRASA adopted a comprehensive plan to increase its revenues and reduce its expenses.

As of March 31, 2012, PRASA’s total debt was $4.6 billion, including approximately $39.5 million of outstanding indebtedness with GDB.

The Commonwealth guarantees the principal and interest payments on the outstanding revenue refunding bonds, 2008 Series A and 2008 Series B, any bonds issued on or before June 30, 2015 to the Rural Utilities Service of the United States Department of Agriculture, and the loans granted on or before June 30, 2015 by the Puerto Rico Water Pollution Control Revolving Fund and the Puerto Rico Safe Drinking Water Revolving Fund to PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

On April 28, 2006, PRASA entered into a consent decree with the U.S. Environmental Protection Agency (“EPA”) that requires PRASA to implement systemwide remedial measures at all of the wastewater treatment plants operated by PRASA. The EPA consent decree establishes deadlines for the compliance with the conditions set forth therein and stipulates penalties for violation of any of those deadlines.

On December 15, 2006, a settlement agreement was signed between PRASA and the Department of Health of the Commonwealth (“DOH”) relating to violations of the Safe Drinking Water Act. The settlement agreement was preliminarily approved by the supervising court on March 15, 2007, and was amended and finally approved by that court on June 20, 2008. PRASA agreed to implement a work plan to remediate the violations, establish preventive and mitigation measures, and execute a preventive maintenance program for the purpose of meeting the requirements of the Safe Drinking Water Act.

PRASA needs to make a substantial investment in infrastructure and a major overhaul of its operations to maintain the viability of the Systems, to finance its expansion for new users and to implement remedial measures required by a consent decree between PRASA and the EPA and a settlement agreement with the DOH. Funds for this investment are slated to be provided through a combination of revenues from PRASA, financing transactions, federal grants and other sources. PRASA has established a 15-year capital improvement program with a total investment of $2.2 billion in order to comply with the consent decree and the settlement agreement. PRASA has committed an investment of $1.2 billion to comply with the EPA consent decree and $1.0 billion to comply with the DOH settlement agreement.

Children’s Trust. Children’s Trust is a not-for-profit corporate entity created in 1999 as a public instrumentality of the Commonwealth. The Commonwealth has transferred to Children’s Trust all of its rights, title and interest under the tobacco litigation Master Settlement Agreement, including the Commonwealth’s right to receive initial, annual and strategic contribution payments to be made by the participating cigarette manufacturers under the Master Settlement Agreement.

Children’s Trust issued $397 billion Tobacco Settlement Asset-Backed Bonds in November 2002. The proceeds were used to pay certain capital expenditures, to fund the Liquidity Reserve account and certain costs of issuance. On June 30, 2005, Children’s Trust issued $108.2 million subordinate Tobacco Settlement Asset-Backed Bonds to pay working capital expenses of the Commonwealth. On May 1, 2008, Children’s Trust issued an additional $195.9 million of subordinate Tobacco Settlement Asset-Backed Bonds to make grants to third parties, pay certain expenses of the Commonwealth and cost of issuance. As of March 31, 2012, Children’s Trust had outstanding bonds in the principal amount of $1.3 billion. These bonds and any other additional senior bonds issued by Children’s Trust are payable solely from, and secured by a statutory pledge of, the payments made and to be made by the participating cigarette manufacturers under the Master Settlement Agreement. Through June 8, 2012, all principal and interest payments required to be made by Children’s Trust on its outstanding bonds had been made on a timely basis from contribution payments made by the participating cigarette manufacturers under the Master Settlement Agreement.

Puerto Rico Convention Center District Authority. Puerto Rico Convention Center District Authority (“PRCDA”) was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote the Dr. Pedro Rosselló González Convention Center, a new convention center, and designated private parcels located within the Convention Center District in San Juan. The convention center opened in November 17, 2005. PRCDA also owns a multipurpose coliseum in San Juan, known as the José Miguel Agrelot Coliseum. As of March 31, 2012, PRCDA’s debt was $438.1 million in outstanding bonds issued in March 2006 to finance the Convention Center and payable from a portion of a hotel room tax. As of March 31, 2012, PRCDA also had outstanding indebtedness to GDB of approximately $147.6 million related to the financing of the Coliseum.

Puerto Rico Electric Power Authority. Puerto Rico Electric Power Authority (“PREPA”) owns and operates Puerto Rico’s electric power system.

PREPA reported net operating income of $326.9 million and $348.1 million during fiscal years 2011 and 2010, respectively. The total debt of PREPA was $8.0 billion as of March 31, 2012. This debt includes outstanding bonds of $7.6 billion and interim financing for operations of $427.2 million.

On May 1, 2012, PREPA issued $630,110,000 Power Revenue Bonds, Series 2012A and $19,890,000 Power Revenue Refunding Bonds, Series 2012B, which proceeds were used to, among other things, refund approximately $21.3 million of outstanding bonds and repay approximately $161.9 million of GDB lines of credit.

As a means of reducing its dependency on oil, PREPA has entered into long-term power purchase agreements with private operators of two co-generation plants that use fuels other than oil. As of June 8, 2012, these two co-generation plants provided approximately 31% of PREPA’s energy needs. PREPA has also commenced developing plans for the conversion of its main oil-fired units into natural gas and clean-coal fired units, as well as other strategies to further reduce its dependency on oil.

Health Insurance Administration. The Health Insurance Administration was created in 1993 to negotiate and contract for the provision of comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this system, the government selected, through a bidding process, one private health insurance company in each of eight designated regions of the island and paid such insurance company the insurance premium for each eligible beneficiary within such region. The health insurance system covered the entire island. Approximately 1.5 million persons were covered by the system during fiscal year 2011.

The total cost of the health insurance program was $2.017 billion for fiscal year 2011, $1.962 billion for fiscal year 2010 and $1.861 billion for fiscal year 2009. During fiscal year 2011, the General Fund covered $1.132 billion of the total cost of the health insurance program and $85 million was covered with proceeds of COFINA bonds. The remaining $800 million was paid from federal, municipal, internal and other sources. As of March 31, 2012, the Health Insurance Administration had outstanding indebtedness to GDB and private financial institutions of $387.7 million, consisting of loans used to pay amounts owed to its suppliers, including premiums owed to certain insurance companies for services rendered under the Health Reform program.

On October 1, 2010, the administration implemented “Mi Salud,” which is the health program that replaced the government’s Health Reform program. The principal differences between “Mi Salud” and the Health Reform program are the use of a preferred-provider network organization rather than independent practice associations, an increase of benefits and services and an expansion of eligible participants. During the implementation of the program’s second phase, eligibility requirements are also expected to be expanded to include small to medium businesses. The estimated cost for “Mi Salud” during fiscal year 2012 was projected to be $2.140 billion. The General Fund was expected to cover $867 million, while the remaining $1.273 billion was expected to be paid $100.5 million from federal funds that the administration was able to identify from grant awards for previous years, $977.2 million from federal funds for this fiscal year and $195.3 million from municipal and other sources. This projection included forecasted increases in the enrollment of new beneficiaries.

The Commonwealth has entered into various contracts with several Medicare Advantage organizations for the provision of health coverage to approximately 180,000 eligible beneficiaries. Pursuant to these agreements, the Commonwealth pays each Medicare Advantage organization a premium difference to cover services not included in their contracts with the Center for Medicaid and Medicare Services.

On July 7, 2011, the Secretary of Health of the Commonwealth announced the cancellation of the MCS contract effective on October 31, 2011. MCS HMO administered five regions, with approximately 850,000 insureds, of the “Mi Salud” program. On October 17, 2011, the Health Insurance Administration and Triple-S Salud, Inc. (“Triple-S”) entered into an agreement pursuant to which Triple-S is to administer the provision of healthcare services to insureds in the five regions previously administered by MCS HMO. Pursuant to the agreement, Triple-S is to act as a third party administrator and is to be compensated based on a per member per month administrative fee. In contrast to the agreement with MCS HMO, the Government is now expected to be financially responsible and bear the risk for the provision of services to insureds in the five regions administered by Triple-S. Effective November 1, 2011, the Government implemented additional cost-containment measures. After six months of experience, these measures were believed to have been effective in controlling costs and, therefore, the Government expected to finish fiscal year 2012 within the estimated cost projections.

Puerto Rico Highways and Transportation Authority. Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA, and federal and Commonwealth grants.

PRHTA reported a net operating loss of $530.8 million for fiscal year 2011, compared to a net operating loss of $445.3 million for fiscal year 2010 and $493.9 million for fiscal year 2009. As of June 30, 2011, PRHTA’s total debt was $7.4 billion, consisting of $6.1 billion of bonds and $1.3 billion of GDB financings. As of March 31, 2012, PRHTA’s total debt decreased to $6.9 billion, consisting of $5.1 billion of bonds and $1.8 billion of GDB financings.

Debt service on PRHTA’s revenue bonds constitutes a first lien on its gross revenues, which, as of June 8, 2012, consisted of all the proceeds of the tax on gasoline, one-half of the proceeds of the tax on gas oil and diesel oil, all the proceeds of the excise taxes on crude oil, unfinished oil and derivative products, up to $120 million per fiscal year, highway toll revenues and the gross receipts of $15.00 per vehicle per year from certain motor vehicle license fees. Such revenues (except for toll revenues) may be applied first to the payment of debt service on general obligation bonds and notes of the Commonwealth and to payments required to be made by the

Commonwealth under its guarantees of bonds and notes, to the extent that no other revenues are available for such purpose. As of June 8, 2012, the Commonwealth had never applied such revenues for such payment.

PRHTA has a mass transit system, known as Tren Urbano, serving a portion of metropolitan San Juan. It was constructed under several design/build contracts and is being privately operated under a five-year contract with an additional five-year option at PRHTA’s election. The cost of the project was $2.4 billion, which cost was financed by federal Transit Administration grants, other federal funding sources and PRHTA’s own resources, including revenue bonds. Tren Urbano commenced operations in June 2005. The operation of the Tren Urbano generated a loss of $54 million, $51.7 million, $64.5 million, and $62.5 million in fiscal years 2011, 2010, 2009 and 2008, respectively.

PRHTA is a party to a concession agreement under which a private company designed, constructed and, as of June 8, 2012, is operating a toll bridge spanning the San José Lagoon. The toll bridge was financed with special facility revenue bonds of PRHTA, payable by the private operator of the bridge principally from toll revenues. The concession is for a term of 35 years, subject to earlier termination or extension. The bridge opened for traffic in February 1994. In certain circumstances described in the concession agreement, including where toll revenues are insufficient to generate certain rates of return to the private operator, the private operator may require PRHTA, among other things, to assume the operator’s obligations with respect to the special facility revenue bonds. Some of those circumstances, including lower than projected toll revenues, existed as of June 8, 2012, but, as of that date, PRHTA did not anticipate that the operator would exercise its remedy against PRHTA.

On September 22, 2011, PRHTA and PPP Authority completed the procurement process whereby a concession agreement was awarded to Metropistas, for the operation of toll roads PR-22 and PR-5. In connection with the establishment of the concession, PRHTA defeased, redeemed and/or purchased approximately $873.1 million aggregate principal amount of its bonds. See “Economy—Fiscal Stabilization and Economic Reconstruction—Public-Private Partnerships”.

Puerto Rico Industrial Development Company. Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported a consolidated change in net assets of $13.6 million for fiscal year 2011, compared to a consolidated change in net assets of $10.3 million for fiscal year 2010, and a consolidated change in net assets of $6.0 million for fiscal year 2009. Rentals derived from the leasing of specified facilities of PRIDCO are pledged to the payment of PRIDCO’s revenue bonds. As of March 31, 2012, PRIDCO’s total debt was $405.5 million, including approximately $88.5 million from GDB financings and the outstanding debt of Puerto Rico Industrial Investment Corporation, a subsidiary of PRIDCO.

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority. The Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”) was created to finance (through the issuance of its revenue bonds) industrial, tourist, educational, medical, and environmental control facilities in Puerto Rico for the use of private companies, non-profit entities, or government agencies. The bonds are payable solely from payments to be made to AFICA by such private companies, non-profit entities, or government agencies, and do not constitute a debt of the Commonwealth or any of its other public corporations or municipalities. As of March 31, 2012, approximately $1.37 billion of AFICA bonds were outstanding. In addition, as of March 31, 2012, AFICA had a $5.6 million outstanding under line of credit with GDB used for the acquisition of assets from PREPA. This line of credit was cancelled on May 1, 2012.

Infrastructure Financing Authority. Puerto Rico Infrastructure Financing Authority (“PRIFA”) was created to provide financial, administrative, consulting, technical, advisory, and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of March 31, 2012, PRIFA’s total debt was $2.5 billion. This debt includes bonds outstanding of $2.4 billion and interim financing for capital improvements of $35.3 million. PRIFA’s outstanding bonds included $669.2 million of limited obligations bonds, the proceeds of which were loaned to the Ports Authority and were payable solely from loan payments to be made by Ports Authority.

PRIFA oversees the Puerto Rico Infrastructure Fund, which is being funded annually through fiscal year 2052 with the first $117 million of proceeds of federal excise taxes imposed on rum and other articles produced in Puerto Rico and sold in the United States that are transferred to Puerto Rico pursuant to the United States Internal Revenue Code of 1986, as amended. See “Revenues and Expenses—Major Sources of General Fund Revenues—Revenues from Non-Commonwealth Sources.” As of June 8, 2012, rum was the only article produced in Puerto Rico subject to federal excise taxes, the proceeds of which are required to be returned to the Treasury Department. PRIFA is using these funds to pay debt service of bonds issued to finance various infrastructure projects.

PRIFA also has custody and control of the Infrastructure Development Fund and its Corpus Account, a perpetual account established under Act No. 92 of June 24, 1998 that was funded with $1.2 billion of the proceeds of the sale of Puerto Rico Telephone Company. The interest earned on the securities held in the Corpus Account were being used by PRIFA to pay debt service on its $1.1 billion Series 2000 A and B Bonds. Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to: (i) make a deposit into an escrow account in an amount sufficient to retire the Series 2000 A and B Bonds on October 1, 2010, (ii) make a deposit to the General Fund which was applied to cover a portion of the Commonwealth’s budget deficit, (iii) make a transfer to GDB as a capital contribution, and (iv) make a deposit to the Corpus Account to be invested in a long-term investment agreement with GDB.

As part of the Government’s actions to address in part the financial condition of the Employees Retirement System, the Government enacted Act 96. On June 23, 2011, in accordance with Act 96, $162.5 million of funds on deposit in the Corpus Account were contributed to the Employees Retirement System and invested in capital appreciation bonds issued by COFINA maturing annually on August 1, 2043 through 2048 and accreting interest at a rate of 7%. PRIFA also invested $165.0 million of funds on deposit in the Corpus Account in capital appreciation bonds of COFINA maturing annually on August 1, 2045 through 2050 and accreting interest at 7%.

Pursuant to Act No. 8 of March 9, 2009, PRIFA is responsible for implementing in the Commonwealth the applicable provisions of ARRA. One of its main responsibilities regarding ARRA is to maximize the flow of funds from the Federal Government for the appropriate investment in qualified projects and activities. PRIFA also has responsibility for the receipt, administration and disbursement of such funds and monitoring those governmental agencies and entities that receive ARRA funds.

Puerto Rico Municipal Finance Agency. Puerto Rico Municipal Finance Agency (“MFA”) is authorized to issue bonds to purchase general obligation bonds and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. Through June 8, 2012, no such payments had been required. As of March 31, 2012, MFA had $988.4 million of bonds outstanding.

Port of the Americas Authority (“PAA”). Up to the approval of Act 240 of December 12, 2011, PAA was responsible for the development and operation of the Port of the Americas (the “Port”) a deep draft port on the south coast of Puerto Rico. With the approval of said Act 240, the Authority of the Port of Ponce was created with the exclusive jurisdiction of the Port of the Americas.

PAA was authorized to issue bonds guaranteed by the Commonwealth, in a maximum aggregate principal amount of $250 million, for the development of the Port. As of June 8, 2012, GDB was authorized by law to purchase those bonds of PAA. As of March 31, 2012, GDB held approximately $214.8 million of PAA’s outstanding guaranteed bonds. While the responsibility for the development and operation of the Port of the Americas was transferred from PAA to the Authority of the Port of Ponce, PAA retained the liability for the outstanding bonds, which are expected to be paid by the Commonwealth under the guarantee.

Puerto Rico Ports Authority. Ports Authority owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported operating losses of $38.7 million and $46.7 million during fiscal years 2010 and 2009, respectively. As of March 31, 2012, the Ports Authority had $260.1 million in debt, including approximately $141.0 million from GDB financings, but excluding the loan payable to PRIFA for the repayment of PRIFA’s $669.2 million limited obligation bonds.

As of March 31, 2012, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $67.4 million, which is guaranteed by GDB.

Puerto Rico Public Buildings Authority. PBA is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $4.3 billion of bonds guaranteed by the Commonwealth.

On August 24, 2011 PBA issued $756,449,000 Government Facilities Revenue Bonds, Series R (Qualified School Construction Bonds—Issuer Subsidy) and $303,945,000 Government Facilities Revenue Bonds, Series S. The proceeds of the Series R bonds are to be used to pay part of the cost of constructing, renovating, remodeling and/or improving approximately 100 public schools.

On December 19, 2011, PBA issued $121,528,000 Government Facilities Revenue Bonds, Series T (Qualified Zone Academy Bonds—Direct Payment). The proceeds are expected to be used to pay part of the cost of renovating and rehabilitating certain public schools.

As of March 31, 2012, PBA had $4.170 billion principal amount of bonds outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of March 31, 2012, PBA’s line of credit with GDB had an outstanding balance of $244.3 million.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91 of 2006. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC.

In 2009, the Legislative Assembly of Puerto Rico expanded the purposes for which COFINA was created and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of the Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the

Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010, and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. As of March 31, 2012, COFINA had approximately $15.2 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

Special Communities Perpetual Trust. The Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. The Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB made a special capital contribution to the Perpetual Trust of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. As of March 31, 2012, the Perpetual Trust had disbursed most of its funds and its line of credit with GDB had an outstanding balance of $367.9 million. The line of credit is payable from legislative appropriations.

University of Puerto Rico. The University of Puerto Rico (the “University”), with approximately 62,342 students at the beginning of academic year 2010-2011, is by far the largest institution of higher education on the Island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of March 31, 2012, the University’s total debt was $604.0 million (excluding $18.6 million owed by the University’s Medical Services), consisting of $532.8 million of bonds and $71.1 million of loans.

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

In June 2007, the Board of Trustees of the University approved Certification No. 60 establishing a new policy and methodology for tuition fees structure. This new structure covers the tuition fees to be charged to new students until academic year 2012-2013. This policy was adopted to pursue continued development and financial stability of the University.

In June 2010, the Board of Trustees of the University approved Certification No. 146 establishing a $400 stabilization fee to be charged each semester to all students in addition to tuition charges and other fees already in place at the University. This stabilization fee was imposed to address the University’s fiscal difficulties and is expected to increase annual revenues by approximately $40 million.

As a result of a student-led strike that lasted approximately two months, on June 26, 2010, the Middle States Commission on Higher Education (the “Commission”), the regional accreditation entity of the eleven units that comprise the University system, placed on probation ten of the University’s units for lack of evidence of compliance with two of fourteen accreditation standards. This action was prompted by a student stoppage that interrupted the operations of these units for up to 62 days, but less in most cases. The ten affected units are expected to remain fully accredited while on probation. After a Monitoring Report submitted by the ten affected units in September 2010 and subsequent evaluation visits, in June 2011 the Commission lifted probation and reaffirmed accreditation of seven of the ten affected units and in November 2011 lifted probation and reaffirmed accreditation of the three remaining units.

Other public corporations. Public corporations not described above have outstanding debt in the aggregate amount of $2.4 billion as of March 31, 2012. Debt service on $1.4 billion of such outstanding debt is being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales and use taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

General Fund Preliminary Revenues for Fiscal Year 2011 Compared to Fiscal Year 2010

As of June 8, 2012, the Commonwealth reported that General Fund preliminary total revenues (including lottery revenues) for fiscal year 2011 were $8.158 billion, representing an increase of $442.2 million, or 5.7%, from fiscal year 2010 revenues. The major changes from fiscal year 2010 were: (i) decreases in income taxes from individuals of $406.5 million or 15.7%, resulting from the implementation of the tax reform (ii) an increase of $170.1 million in taxes withheld from non-residents, and (iii) an additional $677.6 million from the a new excise tax imposed on entities that purchase products manufactured in Puerto Rico by their affiliates under the provisions of Act 154, discussed below.

As of June 8, 2012, the Commonwealth further reported that General Fund preliminary total expenses (on a cash basis) for fiscal year 2011 amounted to $9.153 billion, which were composed of $9.1 billion of operational expenses and $86.8 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2011 of $995 million was covered principally with proceeds from a COFINA bond issue.

General Fund Revenues for Fiscal Year 2010 Compared to Fiscal Year 2009

General Fund total revenues (including lottery revenues) for fiscal year 2010 were $7.716 billion, representing an increase of $6 million from fiscal year 2009 revenues and an increase of $46 million from budgeted revenues for fiscal year 2010. The principal changes in sources of revenues from fiscal year 2009 include a decrease in the sales and use tax received by the General Fund of $256.8 million due to the increased allocation of this tax to COFINA, as discussed in “Major Sources of General Fund Revenues—Sales and Use Taxes” below. This decrease in the amount of sales and use taxes allocated to the General Fund was fully offset, however, by increases in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $226.8 million and $60.5 million, respectively, as a result of the temporary and permanent revenue raising measures implemented as part of the Commonwealth’s fiscal stabilization plan under Act 7. See “Major Sources of General Fund Revenues—Income Taxes” below. Revenues from income taxes for fiscal year 2010 were approximately the same as in fiscal year 2009, reflecting the continuing impact of the ongoing economic recession.

General Fund total expenses (on a cash basis) for fiscal year 2010 amounted to $9.447 billion, which were composed of $9.0 billion of operational expenses and $447.3 million transferred to the redemption fund. The difference between revenues and expenses for fiscal year 2010 of $1.7 billion was covered principally with proceeds from a COFINA bond issue.

Major Sources of General Fund Revenues

Income Taxes

The historical revenue data presented is based on collections realized or accrued under the provisions of the Internal Revenue Code of 1994, as amended (the “PR Code”), which applied to taxable years beginning after June 30, 1995 and ending before January 1, 2011. The PR Code was replaced by the Internal Revenue Code for a New Puerto Rico, enacted as Act 1 of 2011, which will apply for taxable years commencing after December 31, 2010. See “Tax Reform” below. Many of the provisions of Act 1 of 2011 are identical to the equivalent provisions of the PR Code. Thus, unless otherwise noted, the discussion below refers to the provisions of both the PR Code and Act 1 of 2011.

The PR Code imposed a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax was imposed on certain payments made to non- residents of Puerto Rico, which was collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code had four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. The highest income tax bracket applicable to individuals under the PR Code was $50,000.

Under Act 1 of 2011, the highest income tax bracket gradually increases every year for the six years starting in taxable year 2011 from $60,000 to $121,500. For taxable years starting before January 1, 2016, the income tax rates applicable to individuals remain unaltered under Act 1 of 2011. After January 1, 2016, the top individual rate is lowered to 30%. Certain requirements must be satisfied in order for tax benefits under Act 1 of 2011 to enter into effect for taxable years starting after December 31, 2013. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gains realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations. Puerto Rico corporations are subject to tax on income from all sources; foreign corporations that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation qualifies for partial exemption from corporate income and other taxes under the tax incentives programs (see “Economy—Tax Incentives”), it is subject to tax at graduated rates.

In general, the PR Code provided for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, were taxed at a maximum regular income tax rate of 15%. Under Act 1 of 2011, for taxable years commencing after December 31, 2010, the highest corporate income tax rate is lowered to 30% for net taxable income in excess of $1,750,000 (it will be reduced to 25% for taxable years starting after December 31, 2013 subject to the satisfaction of certain conditions) and the Puerto Rico alternative minimum tax is also reduced from a rate of 22% to the greater of (i) the amount produced by applying a minimum rate of 20% to the Puerto Rico alternative minimum net income or, (ii) subject to certain exceptions, the amount produced by applying a 1% excise tax on the purchase from related parties of tangible personal property to be used in a Puerto Rico trade or business applicable to persons with gross sales of $50 million or more during any of three preceding taxable years. Dividends received by Puerto Rico corporations and partnerships from foreign corporations engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and the partners of partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period. Corporations and the partners of partnerships covered by the Tourism Development Act are subject to a maximum tax rate of 39% on their taxable income after applying the 90% exemption granted under the Tourism Development Act, which results in a maximum effective tax rate of 3.9% on their net tourism development income. Under Act 1 of 2011, the net income of corporations and partnerships covered under the Tourism Development Act is subject generally to a maximum effective tax rate of 3%.

The PR Code and Act 1 of 2011 generally impose a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid by Puerto Rico resident borrowers to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid by Puerto Rico resident borrowers to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act and the Green Energy Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by corporations covered under the Economic Incentives Act to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee, and in the case of corporations covered by the Green Energy Incentives Act, royalty payments to non- residents are subject to an income tax withholding of 12%.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

Act 7—Special Tax Measures Implemented as part of the New Administration’s Fiscal Stabilization Plan. Act 7 was enacted as part of the new administration’s Fiscal Plan, and sought, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 included the following temporary measures that were applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)	taxable corporations and individuals whose adjusted gross income equaled or exceeded $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) were subject to a surtax of 5% on their total tax liability (for taxable years commencing after December 31, 2010, Act 1 of 2011 eliminates this surtax);

(ii)	international banking entities that do not operate as bank units were subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units were subject to this 5% tax on their net income that does not constitute excess net income);

(iii)	credit unions, their subsidiaries, and affiliates were subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); however, if the Government of Puerto Rico collected $690 million prior to January 1, 2012, the 5% tax would not be applicable for the remaining period;

(iv)	the Cooperative Bank, its subsidiaries, and affiliates were subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives were subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers were subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

Notwithstanding the above, Act 1 of 2011 limited the duration of the 5% surtax on income derived by certain individuals and corporations and the special property tax to two years.

Act 7 also provided as a permanent measure a change in the method of computing the net income subject to Puerto Rico alternative minimum tax (“Puerto Rico AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (b) dividends that are taxable at the rate of 10% under the PR Code; (c) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (d) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7, for taxable years commenced after December 31, 2008 and before January 1, 2012 was an adjustment to the calculation of the net income subject to the Puerto Rico AMT in the case of entities taxed as corporations that denied a deduction for expenses paid or accrued for services rendered outside of Puerto Rico by a related party. Lastly, different income tax credits awarded to investors under certain special laws for activities such as revitalization of urban centers (only in part), venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing (only projects without qualification certifications as of March 9, 2009), among others, could not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. Tax credits associated with manufacturing, tourism, and cinematographic projects, however, were not affected by Act 7.

Tax Reform

The tax reform consists of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion. The tax reform is projected to provide taxpayers aggregate annual savings of $1.2 billion for each of the next six fiscal years, commencing in taxable year 2011.

The first phase, enacted as Act No. 171 of November 15, 2010, applied to the 2010 tax return and was to provide a tax credit to each individual and corporate taxpayer. The tax credit applicable to individuals and determined by reference to the tax liability ranged from 7% for those taxpayers in higher brackets to 15% for taxpayers in the lowest bracket. Corporate taxpayers were also to be entitled to a 7% tax credit determined by reference to the tax liability; provided, that such taxpayer paid the statutorily required Christmas bonus for 2010. Also, the corporate net operating loss carryforward was extended from 7 years to 10 years. This first phase was expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010.

The second phase, enacted as Act 1 of 2011, (i) promotes employment by doubling the earning income credit and increasing the maximum applicable income to qualify for such credit; (ii) provides a $400 tax credit to individuals over 65 years of age with an income below $15,000; (iii) significantly reduces individual income tax rates and only allows the following five deductions (a) mortgage interest up to 30% of adjusted gross income, (b) charitable contributions up to 50% of adjusted gross income, (c) medical expenses in excess of 6% of adjusted gross income, (d) interest on student loans, and (e) contributions to retirement plans and accounts, including individual retirement accounts, health savings accounts and education savings accounts; and (iv) significantly reduces corporate income tax rates.

The reduction in income tax revenues resulting from the implementation of the tax reform is expected to be offset by the additional revenues produced by (i) an expanded income tax source rule and a new excise tax imposed on entities that purchase products manufactured in Puerto Rico by their affiliates under the provisions of Act 154, discussed below, (ii) enhanced enforcement efforts, including the statutorily required reporting of certain client information by financial institutions to the Treasury Department, and (iii) increased economic activity produced by the tax relief measures. The combined effect of the tax reform measures and the revenue and enforcement measures is expected to be revenue positive. Act 1 of 2011 conditions the implementation of the tax reductions applicable to individuals and corporations after fiscal year 2014 on the Commonwealth’s ability to continue its path towards fiscal stability. Specifically, the tax relief provisions for individuals and corporations for taxable years 2014 through 2016 will only be implemented if (i) OMB certifies that the expense control target has been met, (ii) the Treasury Department certifies that General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. There is no assurance that sufficient revenues will be collected to partially offset the reduction in income tax revenues expected from the implementation of the tax reform.

Act 154—Expanded Income Taxation and New Excise Tax. Act 154, approved on October 25, 2010, as amended, seeks, among other things, to balance the tax burden among the taxpayers and increase the tax revenues of the Government. Act 154 modified the income taxation of certain nonresident alien individuals, foreign corporations and foreign partnerships (each, a taxpayer) by expanding the circumstances in which such persons would be subject to Puerto Rico income taxation, and the Act imposed an excise tax on the acquisition of certain personal property manufactured or produced in whole or in part in Puerto Rico and on the acquisition of certain manufacturing services carried out in Puerto Rico. Act 154 applies to income realized and acquisitions occurring after December 31, 2010.

The Act provides that, in certain circumstances, taxpayers will be deemed to be engaged in trade or business in Puerto Rico and taxable in Puerto Rico with respect to a portion of their income where the taxpayers engage in significant transactions with other persons that are members of the same controlled group. Where a person engages in significant transactions with a member of the same controlled group that has gross receipts of seventy-five million dollars or more in any of the last three years and that manufactures or produces goods in Puerto Rico, or provides services in connection with the manufacture or production of goods in Puerto Rico, the person will not be subject to income tax, and will instead be subject to the excise tax in lieu of any income tax. The excise tax is to apply for a period of six years. The excise tax is based on the value of the personal property or services acquired and was slated to be 4% for calendar year 2011, declining to 3.75% in 2012, 2.75% in 2013, 2.5% in 2014, 2.25% in 2015 and 1% in 2016. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government expects that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. At the time of adoption of Act 154, the Government expected to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and expects to raise $5.6 billion for the six year period that the excise tax is in place.

While the Government expects that certain taxpayers subject to the excise tax will be able to credit all or a portion of the excise tax paid against their U.S. federal income tax liabilities, it is uncertain how this new tax will affect each individual taxpayer. The long-term effects of the excise tax on the manufacturing sector of the Puerto Rico economy are also uncertain.

The first monthly excise tax payment was due in February 2011. For fiscal year 2011 (from February 2011 through June 2011), the collections from the excise tax were $677.6 million. For the first nine months of fiscal year 2012, the collections from the excise tax were $1.379 billion. These amounts have exceeded the Government’s projection of collections from the excise tax and are consistent with the Government’s expectation that the revenues therefrom would be sufficient to offset the reduction in income tax revenues expected from other aspects of the tax reform.

Based on its analysis, the Government believes that the revenue projections from the taxes imposed by Act 154 are reasonable. However, since such taxes only became effective on January 1, 2011, there can be no assurance that the revenues therefrom, together with the other revenue enhancement measures included in the tax reform, will be sufficient to fully offset the reduction in income tax revenues expected from other aspects of the tax reform.

In connection with the expansion of the taxation of foreign persons by Act 154, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that the excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the imposition of the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause of the United States Constitution, for reasons discussed therein.

On March 30, 2011, the IRS issued Notice 2011-29 addressing the creditability of the new excise tax imposed by Act 154. Notice 2011-29 provides that the provisions of the new Puerto Rico excise tax are novel and the determination of its creditability requires the resolution of a number of legal and factual issues. Pending the resolution of those issues, the IRS will not challenge a taxpayer’s position that the excise tax is a tax in lieu of an income tax under Section 903. The IRS also provided that any change in the foregoing tax credit treatment of the excise tax after resolution of the pending issues will be prospective and will apply to excise tax paid or accrued after the date that further guidance is issued.

As of June 8, 2012, Act 154 had not been challenged in court; consequently, no court had passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of the excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The

Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines, (iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. The revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. One half of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91 of 2006, as amended, and the balance goes to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) 1% goes to the municipalities, and (ii) 0.5% goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

The Treasury Department has reported and recorded Commonwealth Sales Tax revenues on a “modified cash basis.” This means that the figures for each month represent the sales taxes corresponding to sales made by merchants and retailers and sales tax collected by such merchants and retailers during that month, but reported and remitted to the Treasury Department during the following month.

Effective fiscal year 2010, the Treasury Department began reporting Commonwealth Sales Tax revenues on a cash basis in order to report these revenues on the same basis and at the same time as it reports all other tax revenues. Accordingly, for fiscal year 2010, Commonwealth Sales Tax revenues were reported in the month in which such revenues were received by the Treasury Department. The new reporting method became effective as of July 1, 2009. Thus, the figures for sales tax collections previously reported in June 2009 were transferred to July 2009.

The Sales Tax generated revenues for the General Fund of approximately $553.0 million for fiscal year 2011.

The Treasury Department has also sponsored legislation to limit or close certain gaps that existed in Act 117, as amended. In this regard, one of the amendments incorporated in Act 7, which was subsequently incorporated into Act 1 of 2011, requires a merchant or retailer to file his or her Commonwealth Sales Tax monthly return on or prior to the tenth day of the following month, rather than the twentieth day (as originally required in Act 117). Act 1 of 2011 also provides that the Commonwealth Sales Tax exemption applicable to resellers applies only to merchants and retailers (i) with gross sales greater than or equal to $500,000 or (ii) that do not meet the $500,000 sales threshold but meet certain other requirements imposed by the Treasury Department. A merchant or retailer that meets neither the $500,000 threshold nor the other requirements imposed by the Treasury Department would still be entitled to a credit on sales tax paid on merchandise acquired for resale that must be claimed in each monthly filing. This measure is intended to enable responsible taxpayers to take advantage of the exemption while preventing non-compliant merchants and retailers from abusing the exemption.

Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles, heavy equipment, boats and certain petroleum products, which are taxed at different rates.

Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranged between $0.30 and $0.70 per standard gallon. Act 1 of 2011 incorporated most of the increases made by Act 7, but provided an increase in the tax applicable to concentrated wine must (from $4.48 to $7.00 per gallon), while reducing the tax payable with respect to champagne from concentrated wine must (from $4.48 to $2.25 per gallon). Motorcycles, all terrain vehicles and “scooters,” which used to be subject to the Sales Tax, are now subject to an excise tax of 10% under Act 1 of 2011.

Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $150,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2012, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential and commercial real properties with appraised values in excess of approximately $210,000. This tax applied during fiscal years 2010, 2011 and 2012. The additional real property tax, which was collected by the Treasury Department, amounted to 0.591% of such properties’ appraised value as determined by CRIM. Act 1 of 2011 eliminated this additional real property tax for fiscal year 2012.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from Puerto Rico to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. As of June 8, 2012, the excise tax on shipments of rum from Puerto Rico and other rum producing countries was $13.50 per gallon. Of this amount, as of June 8, 2012, the lesser of $10.50 per proof gallon and the actual excise tax imposed was returned (“covered over”) to the Commonwealth. Since 1999, however, the U.S. Congress has enacted special supplementary legislation increasing the maximum amount covered over to the Commonwealth to $13.25 per proof gallon. For fiscal year 2011, the total excise taxes on rum shipments returned to the Commonwealth was $430 million, of which $329 million went to the General Fund.

In June 2008, the Government of the United States Virgin Islands (the “USVI”) signed an agreement with Diageo USVI, Inc. (“Diageo”) for the construction and operation of a new rum distillery in St. Croix, USVI, that is to manufacture Captain Morgan branded products to be sold in the United States beginning in January 2012. As of June 8, 2012, all rum used in Captain Morgan products sold in the United States was procured through a supply contract with Serralles Distillery (“Serralles”) in Puerto Rico which was due to expire on December 31, 2011. The Government estimates that the exports of Captain Morgan rum produced in Puerto Rico by Serrallés during calendar year 2009 were 9,403,224 proof gallons. These rum exports of Captain Morgan resulted in an estimated $124.5 million in excise tax on rum shipments returned by the United States to Puerto Rico during fiscal year 2009. As a result of the termination of the contract between Serrallés and Diageo, it is expected that after 2011, the income received by the Commonwealth from the federal excise tax on rum shipments will decrease unless Serrallés is able to find other clients in the United States for the volume of bulk rum previously purchased by Diageo for its Captain Morgan products.

In an effort to maintain the local rum industry, as a result of the threat posed by the USVI’s agreement with Diageo, and preserve or increase the amount of federal excise taxes on rum shipments returned to the Commonwealth under the cover-over program, the Governor signed Act No. 178 of December 1, 2010 (“Act 178”), which increases from 10% to 25% the portion of the monies from the federal excise tax that the Commonwealth may invest to provide incentives to and promote the Puerto Rican rum industry. The law also authorizes the Governor to increase this percentage up to 46% after December 31, 2011, through an Executive Order. In order to promote the Puerto Rican rum industry in general, the amount received from such refund is to be transferred to a special account of the General Fund, which may be used for marketing, production and infrastructure investment incentives. Effective January 1, 2011, Act 1 of 2011 replaced Act 178 and contains identical provisions.

As permitted under Act 1 of 2011, the Government has entered into a definitive agreement with two rum producers and, as of June 8, 2012, was in negotiations with other producers to provide them a series of subsidies and incentives by allowing such companies to benefit from the cover-over program rebate. These agreements are expected to promote and encourage the export of rum produced in Puerto Rico. As a result of these agreements, during fiscal year 2012 the Treasury Department expected to disburse approximately $72 million of total revenues from the federal excise tax on rum shipments for these subsidies and incentives. This amount was expected to be partially offset by the economic activity generated by the increased investment in Puerto Rico by these rum producers.

Administrative Measures to Increase Collections of Income, Sales, and Excise Taxes and Property Taxes

The Treasury Department has elaborated a strategic plan designed to improve tax collections. The plan includes initiatives to foster tax compliance, implement effective enforcement measures, and attack tax evasion. To promote taxpayers’ compliance, the Treasury Department has liberalized the procedures to enter into payment plans and, offers-in-compromise agreements, and has encouraged voluntary disclosure agreements.

In addition, the Treasury Department has developed initiatives focused on effective enforcement methods, such as improving the efficiency of its audit selection process, the creation of technological solutions to improve collections, and the establishment of cooperation agreements with federal and local governmental agencies. The Treasury Department is also integrating its databases and establishing a tax intelligence project to identify tax evasion and improve its audit selection process.

Specifically, the Treasury Department has developed various initiatives directed towards increasing collections of income taxes and the Commonwealth sales tax through the implementation of various enforcement and compliance programs. Among these revenue raising initiatives is a voluntary disclosure program that provides taxpayers that meet certain criteria the opportunity to pay taxes and interest owed on unreported income and, in certain circumstances, avoid the payment of surcharges and penalties. Under this program, which began on July 1, 2009, the Treasury Department has reviewed 568 cases and collected approximately $64.2 million. In May 2010, the Treasury Department also began to deliver letters to taxpayers identified by the tax intelligence program to encourage the use of the voluntary disclosure program. As of October 15, 2010, the Treasury Department had sent approximately 7,900 letters and had received responses from 2,000 taxpayers. Moreover, the Treasury Department sent 1,000 additional letters in March 2011 and 2,200 additional letters in April 2011 as a second notice to taxpayers that did not respond to the first letter of May 2010.

Other programs are geared towards the use of technology to detect noncompliance. For example, the Treasury Department completed in November 2010 the integration of its general computer systems with the sales tax database in order to better detect non-compliance. The Treasury Department has also implemented a program whereby its officers use hand held scanning devices to cross-check merchant licenses. Recently, the Treasury Department discontinued the use of the hand held scanning devices and plans to provide tablet computers to its agents, beginning in December 2011, that will allow them to review a broader range of compliance criteria, such as merchant licenses, Commonwealth Sales Tax sales and point of sale system compliance.

On September 28, 2010, the Treasury Department signed an agreement for the implementation of a new point of sale system that is intended to strengthen its sales tax enforcement efforts. The system is designed to: (i) transmit daily to the Treasury Department information on all sales tax transactions; (ii) reconcile transmitted transactional information with information reported by merchants; (iii) provide wireless transmission devices for use by street vendors; and (iv) capture a greater percentage of cash sales through the implementation of a special lottery using sales receipts as lottery tickets. The Treasury Department began a two phase implementation of this new point of sale system in December 1, 2010, through a pilot program in which 200 merchants in the Municipality of Ponce were selected to participate. The second phase, which includes the initial implementation of the point of sale system throughout the island, started in March 2011. Implementation of the new system was expected to be completed by the end of Fiscal Year 2011-2012 and was expected to increase sales tax collections by $200 million during the first year. As of November 7, 2011, the point of sale devices captured approximately 187.4 million transactions which resulted in sales of $4.4 billion and Commonwealth Sales Tax collections of $155.6 million. The Treasury Department adopted regulations on December 14, 2010 requiring that all qualifying merchants register for participation in the point of sale system program on or prior to April 30, 2011. As of October 27, 2011, 191,037 locations had registered in the program and the Commonwealth has indicated that 59,884 of such locations will be required to acquire and use the new point of sale system.

The Treasury Department has begun to detect inconsistencies between the information captured by the point of sale system and that reported by merchants and retailers. The principal inconsistencies are: (i) merchants and retailers that report sales through the point of sale system but do not file monthly returns, (ii) sales reported through the point of sale system are higher than those reported in the monthly returns, (iii) cash credits claimed through the point of sale system are equal to the sales reported, and (iv) merchants and retailers are not reporting cash sales. In order to address these possible instances of non-compliance, the Treasury Department has created a task force consisting of fiscal auditors and agents from the Sales and Use Tax Bureau and the Tax Evasion Bureau. The fiscal auditors are responsible for investigating inconsistencies reported by the point of sale system, determine tax deficiencies and issue preliminary deficiency notices. The agents of the Sales and Use Tax Bureau provide assistance to the fiscal auditors in connection with any additional information requirements and visit merchants and retailers to investigate the status of their permits and point of sale systems. Finally, the agents from the Tax Evasion Bureau are responsible for investigating any tax crimes discovered by the fiscal auditors and/or agents from the Sales and Use Tax Bureau. As a result of this initiative, as of October 5, 2011, the Treasury Department had identified approximately 33,481 unfiled monthly returns and sent notices to approximately 5,125 merchants and retailers. As of October 31, 2011, approximately 1,181 merchants and retailers had responded to the notices and approximately 2,577 unfiled monthly returns were filed resulting in taxable sales reported of approximately $24.7 million and sales and use tax collections of $1.4 million. The Commonwealth has indicated that merchants and retailers that filed monthly returns reporting no sales will receive a deficiency notice and all other merchants and retailers that have not responded will be referred to a fiscal auditor or the Tax Evasion Bureau.

In addition, the Treasury Department established “IVU Alerta” in order to enhance Commonwealth Sales Tax compliance. The “IVU Alerta” is an internet and telephone hotline through which customers and merchants can report violations related to the Commonwealth Sales Tax. This initiative started in November 29, 2010 and, as of November 4, 2011, had received 5,610 complaints, of which 4,229 have been investigated resulting in fines of approximately $5.5 million.

Other initiatives include the establishment of tax liens pursuant to the procedures of Act No. 12 of January 20, 2010, which enables the creation of tax liens through an expedited process. As of October 2011, the Treasury Department had established 16,000 liens in favor of the Commonwealth over approximately $742.5 million in assets. The Treasury Department is also enforcing a provision of Act 7 that allows the Treasury Department to revoke a certificate of exemption held by a merchant or retailer that fails to pay sales taxes collected in full by the 10th day of the month. Also, the Treasury Department plans to begin to seize the assets of businesses that are delinquent on their sales tax payments. In addition, the Treasury Department has entered into agreements with various municipalities to conduct simultaneous field visits and joint audits in order to increase the effectiveness of sales tax enforcement efforts, such as the ones described above.

Act No. 172 of November 15, 2010, established that taxpayers which applied for a voluntary disclosure program on or before April 15, 2011 would be eligible for a 20% flat income tax rate on the gross amounts reported and would not be subject to interest, surcharges and penalty fees. This legislation extended the benefits of the program to municipal license tax declarations for which taxpayers would pay principal on the municipal tax determined, but would not be subject to interest, surcharges and penalty fees. Declarations by taxpayers had to relate to tax years commenced after July 1, 2003 and ending on or before December 31, 2009, and payment of tax determined under the program had to be paid no later than June 30, 2011. As of June 8, 2012, the Governor had signed Act No. 64 of April 19, 2011, which extended the disclosure period until June 30, 2011.

The Treasury Department has also implemented a temporary measure to collect on payroll and employer withholding debts. This measure allowed employers to enter into payment plans with the Treasury Department, subject to the employer making a down payment of 25%, in the case of payroll debts, and 40%, in the case of employer withholding debts, of the total outstanding debt. The payment plans did not provide for the abatement of interest, surcharges and penalties and the same had to be initiated on or before June 30, 2011. As of June 31, 2011, 216 employers had entered into payment plan agreements in the amount of $5.5 million and made down payments in the amount of $1.7 million.

Act No. 218 of November 7, 2011 (“Act 218”), also known as the Act for the Strengthening of Safety and Public Health, established a program pursuant to which taxpayers could pay the total principal amount of income, estate and gift or additional real property tax owed to the Treasury Department without being subject to the payment of interest, surcharges, penalties or other additions to the tax. Most of the amounts collected pursuant to Act 218 are to be used to cover expenses related to the safety of the people of Puerto Rico. Although a taxpayer initially had until February 29, 2012 in order to avail himself of the benefits provided by Act 218, pursuant to Act No. 64 of April 19, 2012 the deadline was extended to June 15, 2012

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by PREPA and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

General. Substantially all of the public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Government of the Commonwealth (the “Employees Retirement System”), the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”) and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”). The Employees Retirement System and the Teachers Retirement System are the largest plans, both in number of active members and retirees and in the amount of their actuarial accrued liabilities.

The University Retirement System and the Electric Power Authority Retirement System covers employees of the University of Puerto Rico and Electric Power Authority, respectively, and are funded by those public corporations from their revenues. Although the Commonwealth is not required to contribute directly to those two systems, a large portion of the University’s revenues is derived from legally mandated legislative appropriations. The discussion that follows only covers the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System (each a “Retirement System” and, collectively, the “Retirement Systems”).

The Employees Retirement System is a trust created by Act No. 447 of May 15, 1951 (“Act 447”) and is a hybrid defined benefit plan consisting of different benefit structures. Members who entered the Employees Retirement System on or before December 31, 1999 generally participate in a defined benefit program. Members participating in the defined benefit program prior to April 1, 1990 (“Act 447 Participants”) are entitled to the highest benefits structure, while those who became members on or after April 1, 1990 (“Act 1 Participants”) are subject to a longer vesting period and a reduced level of benefits, as provided by Act No. 1 of February 16, 1990 (“Act 1 of 1990”).

In 1999, Act 447 was amended to close the defined benefit program and, prospectively, establish a new benefit structure similar to a cash balance plan (this new benefit structure is referred to as “System 2000”). Members who entered the Employees Retirement System on or after January 1, 2000 (“System 2000 Participants”) participate solely in System 2000. Under the System 2000 benefits structure, a participant is entitled to receive a lump-sum payment, which may be received in full or used to purchase an annuity from a third party, based solely on the amounts contributed by such participant. System 2000 Participants receive periodic account statements similar to those of defined contribution plans showing their accrued balances. System 2000 Participants do not benefit from any employer contributions. Instead, employer contributions with respect to System 2000 Participants are used to reduce the accumulated unfunded pension benefit obligation of the Employees Retirement System.

System 2000 is not a separate plan as there are no separate accounts for System 2000 Participants. Contributions received from System 2000 Participants are pooled and invested by the Employees Retirement System together with the assets corresponding to the defined benefit structure. Thus, future benefit payments under the original defined benefit structure and System 2000 will be paid from the same pool of assets of the Employees Retirement System.

The Teachers Retirement System is a trust created by Act No. 91 of March 29, 2004 (“Act 91 of 2004”), which superseded Act No. 218 of May 6, 1951, and is a defined benefit pension plan. The Judiciary Retirement System is a trust created by Act No. 12 of October 19, 1954 and is also a defined benefit pension plan.

The Retirement Systems are funded principally by contributions made by employers (the Commonwealth, public corporations and municipalities) and employees, as well as investment income.

Covered Employees. The Employees Retirement System covers substantially all employees of the departments and agencies of the Commonwealth, all members and regular employees of the Legislative Branch, and all employees of the public corporations (other than the University of Puerto Rico or the Electric Power Authority) and municipalities, except for those employees that are covered by the other two Retirement Systems. The Judiciary Retirement System only covers judges.

The Teachers Retirement System covers public school teachers and certain private school teachers, as well as teachers working in administrative positions. Act 91 of 2004 establishes that: (i) the Teachers Retirement System’s active employees as of March 29, 2004 (not public school teachers or other Department of Education employees) have the option to participate in the Teachers Retirement System or in the Employees Retirement System; (ii) persons hired by the Teachers Retirement System after the approval of the new law may only become members of the Teachers Retirement System, (iii) active teacher employees of the Department of Education are members of the Teachers Retirement System, and (iv) licensed teachers working in private schools or other educational organizations may elect to become members of the Teachers Retirement System as long as the required employer and employee contributions are satisfied. As of June 8, 2012, there were no teachers from private schools or other educational institutions participating in the Teachers Retirement System.

The Commonwealth central government (consisting of department and agencies) is not the only employer participating in the Employees Retirement System. The municipalities and most public corporations participate as employers as well with respect to their employees. However, the assets contributed by the Commonwealth central government and all other employers are invested together and not otherwise segregated. As of June 30, 2011, the central government was responsible for making contributions with respect to 82,554 active members of the Employees Retirement System, or 60.7% of total active members (consisting of 19,230 Act 447 Participants, 33,347 Act 1 Participants and 29,977 System 2000 Participants). Municipalities were responsible for 32,264, or 23.7%, active members, and public corporations were responsible for 21,154, or 15.6%, active members.

Funding Requirements. The Commonwealth central government is responsible for approximately 59% of total employer contributions to the Employees Retirement System, and the other 41% is the responsibility of public corporations and municipalities. The Commonwealth central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the Retirement Systems and required contributions to the Retirement Systems by employers and employees are determined by law rather than by actuarial requirements. The Commonwealth is ultimately responsible for any funding deficiency with respect to central government employees in the three Retirement Systems.

As of July 1, 2011, after the adoption of Act 116, the statutory employer contribution for the Employees Retirement System increased from a minimum of 9.275% to a minimum of 10.275% of covered payroll, and is expected to continue to increase annually until fiscal year 2021. Covered payroll is the compensation regularly paid to active employees on which contributions to the retirement systems are computed and is generally equivalent to their annual salary. The employer contribution rate of 9.275% had been in effect since February 1990. Act 447 requires that employer contributions cover the difference between (i) the benefits provided by the System, plus administrative costs, and (ii) the contributions that employees are required to make to the System. This requirement, however, has not been adhered to and the level of employer contributions has been limited to the minimum statutory rate.

Required employee contributions for the Employees Retirement System vary according to how the individual employee’s retirement benefits are coordinated with social security benefits.

As of July 1, 2011, after the adoption of Act 114, the statutory employer contribution for the Teachers Retirement System increased from 8.5% to 9.5% of covered payroll, and is expected to continue to increase annually until fiscal year 2021. The statutory employee contribution for the Teachers Retirement System is 9.0%

of covered payroll. For the Judiciary Retirement System, the employer contribution is 30.34% of covered payroll and 8% for the employees. The employer contribution rate for the Judiciary Retirement System increased from 20.0% to 30.34% of payroll as of July 1, 2008.

The Constitution of Puerto Rico provides that in the event the Commonwealth has insufficient funds to pay all approved appropriations, the available resources of the Commonwealth shall be used to pay public debt before being used for other purposes. Public debt of the Commonwealth includes general obligation bonds and notes of the Commonwealth to which the full faith, credit and taxing power of the Commonwealth are pledged and, according to opinions rendered by the Attorney General of the Commonwealth, also any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities. See “DEBT”. Furthermore, Puerto Rico law provides “priority norms” for the disbursement of public funds that apply during any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, as follows: first, the payment of the interest on, and amortization requirements for, public debt (Commonwealth general obligation and guaranteed debt); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain and certain commitments to protect the name, credit and good faith of the Commonwealth government; third, current expenditures in the areas of health, protection of persons and property, education, welfare and retirement systems; and fourth, all other purposes. Thus, according to the priority norms, contributions by the Commonwealth to the Retirement Systems expressly fall within the third priority. These restrictions do not apply to employer contributions made by public corporations and municipalities, because the funds of public corporations and municipalities are not “available resources” of the Commonwealth.

Benefits and Special Benefits. Each Retirement System provides basic benefits principally consisting of a retirement annuity and death and disability benefits (collectively referred to herein as “Basic System Pension Benefits”). Each also administers benefits granted under various special laws that have provided additional benefits for the retirees and beneficiaries (collectively referred to herein as “System Administered Pension Benefits”). The System Administered Pension Benefits include, among other things, additional minimum pension, death and disability benefits, ad-hoc cost-of-living adjustments and summer and Christmas bonuses.

The System Administered Pension Benefits are funded on a pay-as-you-go basis by the Commonwealth from the General Fund or by the participating public corporation and municipalities. These benefits are not an obligation of the respective Retirement Systems. Except for the System Administered Pension Benefits corresponding to former employees of municipalities and public corporations, which are obligations of the municipalities and public corporations, most of the funds used to cover these benefits are required to be paid by the Commonwealth through annual appropriations from the General Fund. Historically, however, the Retirement Systems have made current payments of System Administered Pension Benefits to participants but the costs of these pension benefits have not been recouped by the Retirement Systems in full and on a timely basis from the Commonwealth and the participating public corporations and municipalities.

Through June 30, 2004, the Teachers Retirement System had paid $119.6 million from its resources to cover System Administered Pension Benefits that should have been received from the Commonwealth through annual appropriations. On May 31, 2004, the Teachers Retirement System made a claim to OMB to collect this amount. OMB disputed the Teachers Retirement System’s interpretation of certain System Administered Pension Benefit laws to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such benefits paid. During 2009, the Department of Education paid $12.2 million that was part of the amounts claimed to OMB. On April 23, 2010, OMB and the Teachers Retirement System settled the remaining claim for $53.8 million, to be paid in five equal installments of $10.8 million during the next five fiscal years, starting in fiscal year 2011. In July 2011, the Teachers Retirement System received the second installment.

The Employees Retirement System is also seeking reimbursement from the Commonwealth, the municipalities and public corporations in the amount of approximately $78 million, $24 million and $40 million, respectively, for cumulative System Administered Pension Benefits paid to its beneficiaries through June 30, 2011.

Composition and Market Value of Investment Portfolios. As of June 30, 2011, the market value of the Employees Retirement System’s investment portfolio was $4.940 billion, compared to $4.795 billion as of June 30, 2010. As of June 30, 2011, the investment portfolio was comprised of approximately 27.7% of equity investments, 20.8% of fixed income securities, 25.8% of internally managed mortgage and personal loans portfolio, 24.3% of short-term cash equivalents, and 1.33% of other investments. As of December 31, 2011, the market value of the Employees Retirement System’s investment portfolio was $4.226 billion. The decrease in value of the investment portfolio since June 30, 2011 principally reflects the continued use of investment portfolio assets to pay current benefits.

As of June 30, 2011, the market value of the Teachers Retirement System’s investment portfolio was $2.407 billion, compared to $2.205 billion as of June 30, 2010. As of June 30, 2011, the investment portfolio was comprised of approximately 50.3% of equity investments, 24.6% of fixed income securities, 16.9% of internally managed mortgage and personal loans portfolio, 7.1% of short-term cash equivalents, and 1.1% of other investments. As of December 31, 2011, the market value of the Teachers Retirement System’s investment portfolio was $2.176 billion. The decrease in value of the investment portfolio since June 30, 2011 principally reflects the continued use of investment portfolio assets to pay current benefits.

As of June 30, 2011, the market value of the Judiciary Retirement System’s investment portfolio was $73.9 million, compared to $83.9 million as of June 30, 2010. As of June 30, 2011, the investment portfolio was comprised of approximately 30.0% of equity investments, 54.1% of fixed income securities, 1.1% of internally managed mortgage and personal loans portfolio, and 14.8% of short-term cash equivalents. As of December 31, 2011, the market value of the Judiciary Retirement System’s investment portfolio was $68.9 million.

Actuarial Valuations of the Retirement Systems. Historically, each of the Retirement Systems has conducted an actuarial valuation as of the end of every two fiscal years. However, due to the deterioration of the funding status of the Retirement Systems, each of the Retirement Systems began conducting annual actuarial valuations effective June 30, 2009. As of June 8, 2012, the latest actuarial valuations were conducted by Milliman Inc., a firm of independent consulting actuaries, as of June 30, 2011.

The purpose of an actuarial valuation is to calculate the actuarial accrued liability of each of the Retirement Systems, which estimates on the basis of demographic and economic assumptions the present value of the benefits that each of the Retirement Systems will pay to its retired members and active members upon retirement. The actuarial valuations are performed in accordance with generally recognized and accepted actuarial principles and practices. The actuarial valuation compares the actuarial accrued liability with the actuarial value of assets and any excess of that liability over the assets represents an unfunded actuarial accrued liability (“UAAL”) of the applicable Retirement System. In the case of the actuarial valuations of the Retirement Systems, the actuarial value of assets is equal to the market value of assets (net of liabilities). An actuarial valuation will also express the percentage that a Retirement System is funded through a “Funded Ratio” which represents the quotient obtained by dividing the actuarial value of assets of the Retirement System by the actuarial accrued liability of the Retirement System. An actuarial valuation will also state an actuarially recommended contribution rate, which is a recommended rate of covered payroll that consists of two components: (1) normal cost, which generally represents the portion of the present value of retirement benefits that are allocable to active members’ current year service, and (2) an amortized portion of the UAAL. The amount that the Commonwealth and other participating entities actually contribute to the Retirement Systems is determined by statute and does not follow the recommendations of the actuaries. If additional employer contributions were to be made, they would have to be included in the Governor’s budget request and approved by the Legislature.

To calculate the actuarial accrued liability of each of the Retirement Systems, the actuarial valuations use several actuarial assumptions. Some examples of these assumptions include an expected rate of return of assets, age of retirement of active members, future pay increases for current employees, assumed rates of disability and post-employment life expectancies of retirees and beneficiaries. If the experience of the Retirement Systems is different from these assumptions, the UAAL of the Retirement Systems may increase or decrease to the extent of any variances. The actual return of assets of each of the Retirement Systems during fiscal year 2009 was significantly lower than the assumed investment return utilized to prepare the actuarial accrued liability. The actual return of assets of each of the Retirement Systems for fiscal years 2010 and 2011, however, was higher than the assumed investment return used in the actuarial valuations as of June 30, 2011.

The actual rate of return on assets of the Retirement Systems depends on the performance of their respective investment portfolios, which can vary materially from the expected rates of return assumed in the actuarial valuations. The investment portfolios of the respective Retirement Systems can be volatile. The value of the securities in the investment portfolios can dramatically change from one fiscal year to the next, which could, in turn, cause substantial increases or decreases in the net assets of the Retirement Systems, which directly impacts the UAAL. For fiscal year 2009, the annual rates of return of the assets of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were negative 9.8%, negative 16.0% and negative 18.0%, respectively, contributing to the increase in the UAAL of the Retirement Systems between fiscal year 2007 and fiscal year 2009. For fiscal year 2010, the year-end return of the assets of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was 8.7%, 12.5% and 12.7%, respectively. For fiscal year 2011, the year-end return of the assets of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was 16.0%, 22.5% and 20.5%, respectively.

The June 30, 2011 actuarial valuations of the Employees Retirement System and Judiciary Retirement System were completed in accordance with the “projected unit credit” method, with an assumed investment return of 6.4% per year, in the case of the Employees Retirement System, and 6.6% per year, in the case of the Judiciary Retirement System, and yearly salary increases of 3% per year. The actuarial valuations of the Employees Retirement System and the Judiciary Retirement System as of June 30, 2010 had assumed investment returns of 7.5% per year. Under the “projected unit credit” method, a projected benefit is determined at each active participant’s assumed retirement age assuming future compensation increases, and the projected benefit is attributed to each year of service using straight proration based on projected service to each assumed retirement age. The plan’s normal cost is the sum of the present value of the portion of each active participant’s projected benefit attributable to the current year of service.

The June 30, 2011 actuarial valuation of the Teachers Retirement System was completed in accordance with the “entry age normal” method and assumed an investment return of 6.4% per year and yearly salary increases of 3.5%. The actuarial valuation of the Teachers Retirement System as of June 30, 2010 had assumed investment returns of 8% per year. Under the “entry age normal” method, a projected benefit is determined at each active participant’s assumed retirement age assuming future compensation increases. The plan’s normal cost is the sum of each active participant’s annual cost for the current year of service determined such that, if it were calculated as a level percentage of his compensation each year, it would accumulate (at the valuation interest rate over his total prior and future years of service to the participant’s assumed retirement date) into an amount sufficient to fund the participant’s projected benefits.

Any amounts receivable from the Commonwealth with respect to benefits under System Administered Pension Benefits laws (discussed above) are considered in the actuarial valuation process to determine the unfunded pension benefit obligation of the Retirement Systems to the extent receivables are recognized as such by the Systems.

In performing the actuarial valuations, the actuaries rely on data provided by the Retirement Systems. Although the actuaries review the data for reasonableness and consistency, they do not audit or verify the data. If the data were inaccurate or incomplete, the results of the actuarial valuations may also be inaccurate or incomplete, and such defects may be material.

Based on the current funding requirements of the Retirement Systems, the UAAL of the Retirement Systems will continue to increase indefinitely into the future instead of being amortized and future scheduled contributions at the current funding rates will not be sufficient to make future benefit payments when due. Additional funding from the Commonwealth will ultimately be necessary to cover such unfunded obligation. It is estimated that the Commonwealth would be responsible for approximately 64% of any such funding deficiency of the Employees Retirement System and approximately 74% of the combined funding deficiency of the Retirement Systems, with the balance being the responsibility of the municipalities and participating public corporations.

Funding Shortfalls and Issuance of Pension Obligation Bonds. For several fiscal years, actual employer and employee contributions to each of the Retirement Systems have been lower than annual Basic System Pension Benefits payments and administrative expenses. These shortfalls in contributions over the amounts required to pay Basic System Pension Benefits and expenses are referred to herein as “funding shortfalls.” The funding shortfalls, however, do not reflect the actual cash flow position of the Retirement Systems, which is affected, among other things, by their investment and financing activities. One type of investment that has particularly contributed to the deterioration of the Retirement Systems’ actual cash position has been the increase in personal loans to their members.

The Retirement Systems have been forced to cover the funding shortfalls with investment income, loans from financial institutions and various non-recurring sources of funds. In some fiscal years, the funding shortfall has also exceeded the investment income of the Retirement Systems, causing the Systems’ assets to decline and adversely affecting the funded status.

Besides using investment income to cover benefit payments, the Employees Retirement System has covered some of its historical funding shortfalls with the sale of investment portfolio assets and proceeds of loans from the Treasury Department or other financial institutions, some of which have been collateralized with the System’s assets.

During 2008, the Employees Retirement System issued approximately $2.9 billion of Senior Pension Funding Bonds (the “Pension Bonds”), with interest rates ranging from 5.85% to 6.55%, for which repayment the Employees Retirement System pledged all employer contributions made after the issuance of the bonds. The Pension Bonds are limited, non-recourse obligations of the Employees Retirement System payable solely from and secured solely by the employer contributions. The maturity of the Pension Bonds is not subject to acceleration for any reason including non-payment of debt service on the bonds. As of June 30, 2011, approximately $2.9 billion of the Pension Bonds remained outstanding. The Pension Bonds increased the funds of the Employees Retirement System currently available to pay pension benefits. The original expectation was that the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds would exceed the cost of the debt. The Employees Retirement System, however, had not obtained the expected arbitrage on invested proceeds and had also used some proceeds to pay current system benefits and operational expenses.

The Employees Retirement System anticipates that, based on the current contributions and benefit structure, its future cash flow needs for disbursement of benefits to participants, administrative expenses and debt service are likely to continue to exceed the sum of the employer and employee contributions received and its investment and other recurring income. For fiscal year 2012, the Employees Retirement System expected to have a funding shortfall (after payment of debt service on the Pension Bonds) of $839 million and this negative trend is expected to continue, even after taking into account the increases in employer contributions provided for by Act 116. Based on the Employees Retirement System’s funding and disbursement projections (which reflect continued funding shortfalls) and other assumptions, the actuarial valuation as of June 30, 2011 states that the System is being rapidly defunded and projects that its net assets (total assets minus the Pension Bonds and other liabilities) will be depleted by fiscal year 2014 and its gross assets will be depleted by fiscal year 2020. This means that during the period from fiscal year 2014 through fiscal year 2020, benefits are expected to be paid from the proceeds of the Pension Bonds, and that after depletion of the gross assets, there would be no funds remaining to pay pension benefits or debt service on the pension obligation bonds.

The Teachers Retirement System has also covered funding shortfalls during the prior five fiscal years through the sale of investment portfolio assets. For fiscal year 2012, the Teachers Retirement System expected to have a funding shortfall of approximately $315 million, and this negative trend is expected to continue, even after taking into account the increases in employer contributions provided for by Act 114. Based on the Teachers Retirement System’s funding and disbursement projections (which reflect continued funding shortfalls) and other assumptions, the actuarial valuation as of June 30, 2011 states that the System is being gradually defunded and projects that its net and gross assets will be depleted by fiscal year 2022.

The Judiciary Retirement System has also experienced funding shortfalls during the last five fiscal years and has used investment income to cover some of these shortfalls. For fiscal year 2012, the Judiciary Retirement System expected to have a funding shortfall of approximately $9 million, and this negative trend is expected to continue. Based on the Judiciary Retirement System’s funding and disbursement projections (which reflect continued funding shortfalls) and other assumptions, the actuarial valuation as of June 30, 2011 states that the System is being defunded and projects that its net and gross assets will be depleted by fiscal year 2019.

For fiscal year 2012, the combined unfunded amount of the Retirement Systems corresponding to the Commonwealth (assuming the Commonwealth is responsible for approximately 64% of the funding deficiency of the Employees Retirement System), is approximately $861 million, which represented approximately 10% of projected General Fund revenues for the fiscal year.

If the level of contributions to the Retirement Systems and the level of benefits were to remain unchanged, the funding deficiencies were expected to continue to be covered with the investment income from, and the sale of, assets of the Retirement System, thus continuing to deplete such assets. Based on the actuarial valuation reports, for the period from fiscal year 2012 to fiscal year 2022, the average annual funding deficiency was projected to be approximately $746 million for the Employees Retirement System, approximately $307 million for the Teachers Retirement System and approximately $12 million for the Judiciary Retirement System. Once the assets of the Retirement Systems were depleted, the funding deficiency would have to be covered by the employers. As indicated above, it is estimated that the Commonwealth would have to cover approximately 64% of the funding deficiency of the Employees Retirement System and substantially all of the funding deficiency of the Teachers Retirement System and the Judiciary Retirement System.

The estimated years for depletion of the assets stated above could vary depending on how actual results differ from the assumptions used in the actuarial valuations (including the assumed investment rate of return), as well as based on any future changes to the contribution and benefits structures of the Retirement Systems.

The consulting actuaries have recommended that the funding requirements of the Retirement Systems be significantly increased in light of (i) the expected negative net cash flows and exhaustion of plan assets, (ii) the forecasted decrease in funded status, and (iii) the actuarially recommended contributions which significantly exceed actual employer contributions.

Factors That Have Contributed to Deterioration in Financial Solvency of the Employees Retirement System. On June 30, 2010, the Employees Retirement System and GDB, as fiscal agent, retained Conway MacKenzie, Inc. (“CMI”), a financial advisory firm, to identify and analyze key events and decisions that have contributed to the current financial crisis of the Employees Retirement System, including the deterioration of its funded ratio. CMI issued its report in October 2010. In its report, CMI identified the following five factors as fundamental in the deterioration of the financial health of the Employees Retirement System: (i) historical inadequate funding levels, (ii) special laws, (iii) early retirement programs, (iv) personal loans, and (v) the 2008 issuances of Pension Bonds.

The report reviews the historical funding levels of the Employees Retirement System and concludes that the Employees Retirement System has been underfunded since its inception in 1951, essentially as a result of statutory funding rates that fall below actuarially determined contribution rates. In addition to inadequate annual contributions, CMI notes that investment returns and other recurring income have been insufficient to cover annual benefit payments and operating expenses, resulting in cash flow shortfalls that have forced the Employees Retirement System to liquidate plan assets.

CMI also identified the enactment of numerous special laws, which have granted incremental retirement benefits to participants beyond those provided by Act 447 and Act 1 of 1990, as having exacerbated the deteriorating financial condition of the Employees Retirement System. Many special laws were adopted without the Government securing a viable, long-term source of funding for such additional benefits, including the adoption of special laws during periods when the Government was incurring in budgetary deficits. As a result, the Employees Retirement System was forced to fund the benefits granted under these special laws, resulting in significant past-due receivables from the Commonwealth and participating public corporations and municipalities.

The adoption of several early retirement programs is also identified as having affected the financial solvency of the Employees Retirement System. These programs were adopted in order to reduce the size of the public workforce and thereby decrease payroll costs. These programs, however, were generally not accompanied by up-front funding of the associated retirement costs and had a negative cash flow impact on the Employees Retirement System as the System funded early retirement benefits without timely reimbursement from the Commonwealth or sponsoring public corporation or municipality. In addition, the CMI report notes that it appears that many of these programs did not ultimately result in their intended goals of reducing the size of the public workforce.

Another factor identified by CMI as having contributed to the deterioration of the Employees Retirement System was the adoption in 2007 of an increase in the maximum loan balance for personal loans to members, from $5,000 to $15,000. This increase has resulted in a significant cash flow drain to the Employees Retirement System, amounting to approximately $600 million during the last four fiscal years. Although the loans are secured by the employee contributions and collected through payroll withholdings, the significant cash flow to provide personal loans has required the liquidation of plan assets. As a result, a significant percentage of the Employees Retirement System’s assets are now invested in personal loans that are illiquid investments.

The CMI report also addressed the 2008 issuances of approximately $2.9 billion in Pension Bonds. The Pension Bonds were issued with the intent of increasing the funds available to the Employees Retirement System to pay benefit obligations and to reduce the UAAL. The Employees Retirement System expected to achieve these goals by investing the proceeds of the Pension Bonds at a higher return than the cost of the debt, thereby achieving a positive arbitrage. However, CMI found that potential risks were not thoroughly or properly analyzed. The Employees Retirement System had not obtained the expected arbitrage on invested proceeds and had also used some bond proceeds to pay current system benefits and operational expenses.

Finally, the CMI report addresses governance deficiencies and states that many of the measures described above, and in particular the issuances of Pension Bonds, were adopted and implemented without conducting any rigorous analysis of their impact on the financial condition of the Employees Retirement System and the risks associated with the measures. The report concludes that immediate and dramatic changes to the structure of the Employees Retirement System are necessary to avoid full depletion of the System’s net assets in the near future, as discussed above.

Impact of Funding Shortfall on the Commonwealth. The Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the Retirement Systems. The depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover such funding deficiency. Due to its multi-year fiscal imbalances previously mentioned, however, the Commonwealth has been unable to make the actuarially recommended contributions to the Retirement Systems. If the Commonwealth fails to take action to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the Retirement Systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the Retirement Systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures. There may be limitations on the Government’s ability to change certain pension rights afforded to participants in the Retirement Systems.

Efforts to Address Cash Flow Shortfall and Improve Funding Ratio. The Retirement Systems are evaluating measures to improve the financial solvency of the Retirement Systems. In order to maintain the long-term fiscal integrity of the Retirement Systems and their ability to pay required benefits to their members, a combination of some or all of the following will be required: (i) a substantial increase in contributions by the Commonwealth and the participating employers, and (ii) actions resulting in changes to liabilities of the Retirement Systems. Because of the multi-year fiscal imbalances mentioned above, the Commonwealth has been unable to make the actuarially recommended contributions to the retirement systems.

In March 2010, the Governor of Puerto Rico established a special commission to make recommendations for improving the financial solvency of the Retirement Systems. The Commission issued its report on October 21, 2010. The Commission’s report does not make a consensus set of recommendations for addressing the financial solvency of the Retirement Systems, but rather discusses the principal recommendations made by different members of the Commission in the following areas: (i) employer and employee contributions, (ii) benefit structure, (iii) retirement age, (iv) benefits under special laws, (v) early retirement programs, (vi) mortgage loans and personal loans, and (vii) governance structure. All members of the Commission agreed that there has to be an increase in employer contributions, while some members also recommended an increase in employee contribution rates. One of the proposals was that employer contribution rates be increased by 1% of payroll per year for the next 10 to 15 years. In the benefits areas, the recommendations included various proposals to reduce or limit benefits, such as eliminating merit pensions, establishing caps on benefits, increasing the retirement age in order to receive full benefits and modifying or eliminating some benefits granted under special laws. Some members of the Commission also recommended prohibiting all future early retirement programs unless they are actuarially positive to the Retirement Systems. In order to address the liquidity position of the Retirement Systems, various members of the Commission recommended eliminating the loan programs or restricting their use. Various members also commented that improvements to the governance structure of the Retirement Systems was necessary, as it appeared that in the past governance had not been as rigorous as it should have been. Other recommendations included increasing penalties for late payments by participating employers and creating other dedicated revenue sources for the Retirement Systems, such as a special lottery drawing or a special tax on government contractors.

The administration assigned to a task force headed by the Secretary of Labor the evaluation of the Commission’s recommendations. As a result of the Commission’s report and the Government’s analysis, the Governor submitted various bills to the Legislative Assembly to address in part the retirement systems’ financial condition. One of such bills was enacted as Act Act 96. On June 23, 2011, in accordance with Act 96, $162.5 million of funds on deposit in the Corpus Account of the Puerto Rico Infrastructure Development Fund were contributed to the Employees Retirement System and invested in capital appreciation bonds issued by COFINA maturing annually on August 1, 2043 through 2048 and accreting interest at a rate of 7%. The principal amount of the COFINA bonds are expected to grow to an aggregate amount of approximately $1.65 billion at their maturity dates.

Another bill submitted by the Governor was enacted as Act 114 and Act 116. These Acts provide an increase in employer contributions to the Employee Retirement System and the Teachers Retirement System of 1% of covered payroll in each of the next five fiscal years and by 1.25% of covered payroll in each of the following five fiscal years. As a result of these increases, the Employee Retirement System and the Teachers Retirement System were to receive approximately $37 million and $13 million, respectively, in additional employer contributions during fiscal year 2012, and the additional employer contributions are projected to increase gradually each fiscal year (by an average aggregate increase of $71.8 million per fiscal year) to approximately $515 million and $203 million, respectively, by fiscal year 2021. The additional employer contributions for fiscal year 2012 were included in the approved budget for such fiscal year. With respect to the increases in the employer contributions corresponding to the municipalities, Act 116 provides that the increases for fiscal years 2012, 2013 and 2014 will be paid for by the Commonwealth from the General Fund budget, representing approximately $27.5 million, $30.2 million and $32.9 million in fiscal years 2012, 2013 and 2014, respectively.

Because of the Commonwealth’s current budgetary constraints and the significant underfunding of the Retirement Systems discussed above, however, improving the financial solvency of the Retirement Systems will require the adoption of other measures mentioned above and it will take several years before a significant improvement is achieved. The financial situation of the Retirement Systems presents a budgetary challenge to the Commonwealth. The required increase in employer contributions may have an adverse impact on the Commonwealth’s budgetary situation.

A fourth bill with respect to the Employees Retirement System was enacted as Act No. 196 of September 18, 2011, which authorized the Employees Retirement System to sell or pledge personal and mortgage loans in its portfolio. This bill also set up a loan program for members of the Employees Retirement System through certain financial institutions, while also limiting the amount of employee contributions that a member can pledge as collateral for a loan.

In addition to these measures, on August 8, 2011, the Board of Trustees of the Employees Retirement System adopted a new regulation regarding the rules relating to the concession of personal loans to its members, which, among other changes, lowered the maximum amount of those loans from $15,000 to $5,000. This change is expected to improve gradually the Employees Retirement System’s liquidity.

On July 2, 2010, the Government enacted Act 70 (“Act 70”), which is designed to reduce Government expenditures by providing a voluntary early retirement window for central government employees. At the same time, Act 70 is expected to have a positive actuarial impact on the UAAL of the Employees Retirement System and the Teachers Retirement System. Under Act 70, central government employees meeting certain years of service criteria who opted for early retirement by January 14, 2011 receive a higher pension benefit rate than they would otherwise be entitled to receive based on their years of service, but such pension rate is lower than what they would have been entitled to if they had waited to meet the full vesting requirements. Pursuant to Act 70, the Commonwealth, as employer, will continue making the applicable employer contributions to the Employees Retirement System and the Teachers Retirement System, as well as make payments to cover the annuity payments to the employees opting for the early retirement window, until both the years of service and age requirements for full vesting would have occurred, at which time the applicable Retirement System will continue making the annuity payments. As of September 30, 2011, approximately 3,373 employees participated in the benefits provided by Act 70.

Post-Employment Benefits Other Than Pensions

In addition to the pension benefits, the Commonwealth provides non-pension post- employment benefits that consist of a medical insurance plan contribution for retired employees meeting the service credit eligibility requirements. These benefits are administered by the Retirement Systems. The medical insurance plan contribution is a payment of up to $100 per month to the eligible medical insurance plan selected by the retiree or disabled member.

The Commonwealth funds these post-employment benefits on a “pay-as-you-go” basis from the General Fund, which means that the Commonwealth does not pre-fund, or otherwise establish a reserve or other pool of assets against the medical insurance plan contribution expenses that the Commonwealth may incur in future years. As of June 8, 2012, the Commonwealth reported that for fiscal year 2011, the Commonwealth paid $125.4 million for these benefits for the eligible retirees of the Retirement Systems (including retirees of public corporations and municipalities, which are also paid for by the Commonwealth). For fiscal year 2012, these benefits were expected to amount to $142.7 million.

In accordance with the provisions of GASB Statement No. 45, the Commonwealth is required to quantify and disclose its obligations to pay non-pension post-employment benefits to current and future retirees. The most recent actuarial valuation reports of these benefits are dated as of June 30, 2011. Many of the actuarial assumptions used to project the actuarial accrued liability for these benefits are the same as those used to determine the accrued actuarial liabilities of the Retirement Systems.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury Department, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Appropriations

Appropriations in the central government budget of Puerto Rico consist of the following:

(i)	General Fund appropriations for recurring ordinary operating expenses of the central government and of the Legislative Assembly. These are made by a single annual law known as the Joint Resolution of the General Budget.

(ii)	General Fund appropriations for special operating expenses, for contributions to municipalities, the University of Puerto Rico and the Judicial Branch, and for capital expenditures. These are authorized by separate law.

(iii)	Disbursements of Special Funds for operating purposes and for capital improvements. For the most part, these do not require annual legislative authorization, because they are authorized by previous legislation or by the United States Congress. Federal grants constitute the major part of the resources of the Special Funds.

(iv)	Bond Fund appropriations for capital expenditures financed by bonds. Expenditures of these funds occur in one or more years.

In Puerto Rico, the central government performs many functions, which in the fifty states are the responsibility of local governments, such as providing public education, police and fire protection. The central government also provides significant annual grants to the University of Puerto Rico and to the municipalities. In addition, the Commonwealth appropriates annually to the Judicial Branch an amount equal to 4% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage may be increased upon review, with scheduled reviews every five years.

For fiscal year 2011, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to PBA, and debt service on the direct debt of the Commonwealth (excluding debt service that was refinanced). This proportion was expected to remain stable in fiscal years 2012 and 2013.

For fiscal year 2009, over 64% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch). In fiscal year 2011 and 2012, the Commonwealth decreased this proportion to an average of 54% due mainly to the savings in operational expenses from the implementation of the Fiscal Plan.

Budget for Fiscal Year 2012

The budget for fiscal year 2012 provided for total resources of $16.8 billion and total General Fund revenues of $9.260 billion, compared to General Fund revenues of $9.165 billion for fiscal year 2011. The budgeted General Fund revenues of $9.260 billion included $610 million in additional resources from the COFINA Stabilization Fund.

The principal changes in budgeted General Fund revenues compared to the fiscal year 2011 budget were accounted mainly by projected increases in new temporary excise tax under Act 154 (up $1,121.2 million), sales and use taxes (up $28.3 million), excise taxes on motor vehicles and accessories (up $22.8 million) and projected decreases in cigarettes taxes (down $17.0 million), federal excise taxes on offshore shipments (down $37.5 million), personal income taxes (down $52.2 million), retained non-resident income taxes (down $83.4 million), corporate income tax (down $143.1 million), and property taxes (down $206.6 million).

The fiscal year 2012 budget provided for total expenditures of $9.260 billion, consisting of General Fund expenditures of $8.650 billion and additional expenditures of $610 million that were covered with proceeds of COFINA deposited in the Stabilization Fund. The budgeted total expenditures for fiscal year 2012 were $9.260 billion, or 2%, higher than budgeted total expenditures of $9.062 billion for fiscal year 2011, and $1.087 billion, or 11%, lower than total expenditures of $10.170 billion for fiscal year 2010.

Budgeted expenses and capital improvements for the central government of all budgetary funds totaled $16.0 billion, an increase of $180.3 million from fiscal year 2011 budgeted appropriations. The principal changes in General Fund expenditures by program areas in fiscal year 2012 compared to the fiscal year 2011 budget were mainly due to increases in education (up $214.0 million), general obligation bonds debt service (up $118.1 million), economic development (up $103.9 million), special pension contributions (up $85.8 million), and public safety and protection (up $36.9 million), and decreases in welfare (down $8.7 million), other debt service appropriations (down $26.0 million), general government (down $40.7 million), and health (down $320.2 million).

Proposed Budget for Fiscal Year 2013

As of June 8, 2013, the proposed budget for fiscal year 2013, provided for total resources of $15.6 billion and General Fund total revenues of $9.083 billion. The budgeted General Fund total revenue of $9.083 billion included $333 million in additional resources from the COFINA Stabilization Fund and other sources.

The principal changes in budgeted General Fund revenues compared to the fiscal year 2012 budget were accounted mainly by the projected collections from sales and use taxes (up $131.0 million), corporate income tax (up $92.0 million), withholding taxes on non-residents (up $25.0 million), alcoholic beverage (up $6.0 million), excise taxes on motor vehicles and accessories (up $13.0 million), and projected decreases in the new temporary excise tax under Act 154 (down $49.0 billion), federal excise taxes on offshore shipments (down $72.0 million), property taxes (down $40.0 million) and personal income taxes (down $27.0 million).

The fiscal year 2013 budget provided for total expenditures of $9.083 billion, consisting of General Fund expenditures of $8.750 billion and additional expenditures of $333 million that are expected to be covered with proceeds of COFINA bonds deposited in the Stabilization Fund. The budgeted total expenditures for fiscal year 2013 are $9.083 billion, or 1.9%, lower than budgeted total expenditures of $9.260 billion for fiscal year 2012, and $21 million, or 0.2%, higher than total expenditures of $9.062 billion for fiscal year 2011.

Budgeted expenses and capital improvements for the central government of all budgetary funds total $15.2 billion, a decrease of $780.1 million from fiscal year 2012 budgeted appropriations. The principal changes in General Fund expenditures by program in fiscal year 2013 compared to the fiscal year 2012 budget were mainly due to increases in, special pension contributions (up $69.2 million), health (up $5.8 million), contributions to municipalities (up $5.0 million) public safety and protection (up $3.0 million), and decreases in welfare (down $7.8 million), general obligation bonds debt service (down $30.9 million), other debt service appropriations (down $84.3 million) and economic development (down $202.1 million).

LITIGATION

General. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the Act in cases in federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, excluding the litigation mentioned in the following paragraphs, as of June 30, 2011, the Commonwealth had included in its financial statements reported liabilities of approximately $281 million for awarded and anticipated unfavorable judgments. Such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The amounts claimed exceed $17 billion; however, as of June 8, 2012, the ultimate liability could not be determined. The Commonwealth believes that the claims are excessive and that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

Recovery of Medicaid Funds. The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by certain Federally Qualified Health Centers (“FQHC”) seeking to recover from the Commonwealth approximately $800 million in Medicaid wraparound payments which the Department of Health failed to make since 1997. In June 2004, the

Superior Court of the Commonwealth in San Juan determined that the Commonwealth must make Medicaid “wraparound” payments to the health centers to cover the difference between the reimbursement they are owed and what they are paid by managed care organizations. The Court of Appeals of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the FQHCs certain grants received by these centers from the federal government. As of June 8, 2012, currently, attorneys in the case filed in Commonwealth court were trying to determine the amounts due to FQHCs thereunder.

With respect to the federal case, in February 2005, the U.S. Court of Appeals (First Circuit) upheld a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico requiring the Commonwealth to make Medicaid “wraparound” payments to the health centers. In December 2008, the U.S. Court of Appeals determined that the U.S. District Court erred when it vacated the preliminary injunction entered against two of the FQHCs and determined that the Department of Health had met its obligations to establish and implement a payment system for FQHCs in compliance with the federal Medicaid statute. The U.S. Court of Appeals reversed the District Court’s order vacating the preliminary injunction and remanded the case for further proceedings.

As of June 8, 2012, the Court had entered a preliminary injunction as to the remaining 15 health centers, and had granted a request by the Department of Health for Eleventh Amendment sovereign immunity. The plaintiff FQHCs immediately filed an appeal regarding the issue of Eleventh Amendment sovereign immunity.

Meanwhile, the Department of Health filed a counter appeal regarding the Court’s interpretation of certain components of the wraparound formula that must be used under the preliminary injunction to calculate wraparound payments owed to the plaintiffs. The Department has already made approximately $40 million in uncontested wraparound payments owed under the injunction. However, the Court granted the Department’s request for a stay pending appeal regarding payment of an additional $29 million that is owed under the Court’s wraparound formula. This sum has already been consigned with the Court pending appeal or otherwise deposited in specially earmarked accounts, but may have to continually be increased to reflect the difference between the amounts owed under the Court’s formula and the Department’s formula since the consignment.

As of June 30, 2011, the Commonwealth had accrued $500 million in its financial statements for this legal contingency.

Special Education Students. The Commonwealth is also a defendant in a class action presented in 1980 by parents of special-education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In February 2002, the court issued a judgment approving the stipulations reached by the parties regarding the manner in which special education services should be provided. As of June 8, 2012, the Commonwealth reported that since December 2002, the Department of Education had paid fines for not complying with the stipulations reached. The fines were originally set in the amount of $1,000 daily, and were raised to $2,000 daily in January 2006. In February 8, 2010, the court issued a resolution advancing its intention to establish a new scheme of fines ranging from $0.25 to $0.75 daily per registered student. As of February 2010, there were 121,339 students registered in the Special Education Program. The resolution also creates a new scheme of monitoring compliance with the stipulations, including the added participation of 12 experts (each party has the right to designate 2 experts) in 6 areas of expertise. The monitoring scheme began on July 1, 2010.

The February 2002 judgment only disposed of the injunctive relief sought by plaintiffs. As of June 8, 2012, still pending before the court were the claims for damages regarding the failure to provide adequate services. In 2005, the Court of First Instance denied damages for the class as a whole. The plaintiffs appealed the decision and, in October 2005, the Court of Appeals decided that there could be no general damages award, but that every member of the class must come forward and prove their individual damages within this case. Assuming the Court grants damages to the plaintiffs, the Commonwealth estimates that each plaintiff could receive at least $5,000. Based on a current enrollment of 120,000 students, the total award could amount to at least $600 million. The Commonwealth has indicated that it plans to defend vigorously each case.

The plaintiffs approached the Commonwealth to inquire about its disposition to reach a settlement agreement regarding the damages phase. At the Commonwealth’s request, the plaintiffs submitted a settlement offer. Settlement conversations stopped after the parties reached an impasse during negotiations.

As of June 30, 2011, the Commonwealth had accrued $600 million in its financial statements for this legal contingency.

Other. The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

Part C

Other Information

Item 28. Exhibits

(a)	(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 13, 2011 (“Post-Effective Amendment No. 120”).

(2) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of December 11, 2012, is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC in December 13, 2012 (“Post-Effective Amendment No. 122”).

(3) Amended and Restated Designation of Classes, effective as of December 11, 2012, is incorporated herein by reference to Post-Effective Amendment No. 122.

(b)	The Registrant’s Bylaws as amended and restated as of August 18, 2011 are incorporated herein by reference to Post-Effective Amendment No. 120.

(c)	Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated by reference to Exhibits (a) and (b) of this Item 28.

(d)	(1) Management Agreement between the Registrant, on behalf of Western Asset California Tax Free Money Market Fund (formerly, Western Asset/Citi California Tax Free Reserves and before that, Citi California Tax Free Reserves), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 25, 2007 (“Post-Effective Amendment No. 45”).

(2) Management Agreement between the Registrant, on behalf of Western Asset Liquid Reserves (formerly, Western Asset/Citi Liquid Reserves and before that, Citi Cash Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Management Agreement between the Registrant, on behalf of Western Asset Connecticut Municipal Money Market Fund (formerly, Western Asset/Citi Connecticut Tax Free Reserves and before that, Citi Connecticut Tax Free Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(4) Management Agreement between the Registrant, on behalf of Western Asset New York Tax Free Money Market Fund (formerly, Western Asset/Citi New York Tax Free Cash Reserves and before that, Citi New York Tax Free Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(5) Management Agreement between the Registrant, on behalf of Western Asset Tax Free Reserves (formerly, Western Asset/Citi Tax Free Reserves and before that, Citi Tax Free Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(6) Management Agreement between the Registrant, on behalf of Western Asset U.S. Treasury Reserves (formerly, Western Asset/Citi U.S. Treasury Reserves and before that, Citi U.S. Treasury Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(7) Management Agreement between the Registrant, on behalf of Western Asset Government Reserves (formerly Western Asset Government Money Market Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(8) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Western Asset California Tax Free Money Market Fund (formerly, Western Asset/Citi California Tax Free Reserves and before that, Citi California Tax Free Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(9) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Liquid Reserves (formerly, Western Asset/Citi Liquid Reserves and before that, Citi Cash Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(10) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Connecticut Municipal Money Market Fund (formerly, Western Asset/Citi Connecticut Tax Free Reserves and before that, Citi Connecticut Tax Free Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(11) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Tax Free Money Market Fund (formerly, Western Asset/Citi New York Tax Free Cash Reserves and before that, Citi New York Tax Free Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(12) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Tax Free Reserves (formerly, Western Asset/Citi Tax Free Reserves and before that, Citi Tax Free Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(13) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset U.S. Treasury Reserves (formerly, Western Asset/Citi U.S. Treasury Reserves and before that, Citi U.S. Treasury Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(14) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Western Asset Government Reserves (formerly Western Asset Government Money Market Fund), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(e)	(1) Distribution Agreement dated August 10, 2010, between the Registrant, on behalf of Western Asset California Tax Free Money Market Fund, Western Asset Liquid Reserves, Western Asset Connecticut Municipal Money Market Fund, Western Asset New York Tax Free Money Market Fund, Western Asset Tax Free Reserves, Western Asset U.S. Treasury Reserves, and Western Asset Government Reserves, and Legg Mason Investor Services, LLC (“LMIS”), as distributor as amended as of November 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 122.

(f)	(1) Amended and Restated General Retirement Plan relating to certain funds is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 31, 2005.

(2) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 28, 2006.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(g)	(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) as custodian dated October 5, 2012 is incorporated herein bv reference to Post-Effective Amendment No. 122.

(2) Fund Accounting Services Agreement with State Street dated October 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 122.

(h)	(1) Transfer Agency Agreement, dated April 4, 2009, between the Registrant and Boston Financial Data Services, Inc., as transfer agent, is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Service Mark Licensing Agreement between Citigroup, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005.

(3) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), as co-transfer agent is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009.

(4) Board Resolutions regarding Expense Limitation Arrangements are filed herewith.

(i)	(1) Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 15, 2001.

(2) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 13, 2007.

(3) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2008.

(4) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 65.

(5) Opinion and Consent of Venable, LLP regarding the legality of Class N shares of each of Western Asset Government Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 27, 2010 (“Post-Effective Amendment No. 98”).

(6) Opinion and Consent of Venable, LLP regarding the legality of Class A, Class B and Class C shares of each of Western Asset Liquid Reserves and Western Asset Tax Free Reserves, Class A shares of each of Western Asset California Tax Free Money Market Fund and Western Asset New York Tax Free Money Market Fund and Class N shares of each of Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market, Western Asset Municipal Money Market Fund and Western Asset New York Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 28, 2010.

(7) Opinion and Consent of Venable, LLP regarding the legality of Service Shares of each of Western Asset Liquid Reserves, Western Asset U.S. Treasury Reserves, Western Asset Government Money Market Fund, Western Asset Tax Free Reserves, Western Asset California Tax Free Money Market Fund, Western Asset Connecticut Municipal Money Market Fund, Western Asset New York Tax Free Money Market Fund and Western Asset Massachusetts Municipal Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 26, 2010.

(j)	(1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Form of Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Western Asset California Tax Free Money Market Fund, Western Asset Liquid Reserves, Western Asset Connecticut Municipal Money Market Fund, Western Asset New York Tax Free Money Market Fund, Western Asset Tax Free Reserves, Western Asset U.S. Treasury Reserves, and Western Asset Government Reserves is incorporated herein by reference to Post-Effective Amendment No. 122.

(n)	Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 45.

(o)	(1) Power of Attorney dated February 11, 2013 is filed herewith.

(2) Power of Attorney dated May 15, 2013 is filed herewith.

(3) Power of Attorney dated June 1, 2013 is filed herewith.

(4) Power of Attorney with respect to Master Portfolio Trust dated February 11, 2013 is filed herewith.

(5) Power of Attorney with respect to Master Portfolio Trust dated May 15, 2013 is filed herewith.

(6) Power of Attorney with respect to Master Portfolio Trust dated June 1, 2013 is filed herewith.

(p)	(1) Code of Ethics of Legg Mason & Co., LLC dated as of March 10, 2011 (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 120.

(2) Code of Ethics of WAM and certain supervised affiliates dated January 2010, is incorporated herein by reference to Post Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 26, 2010.

Item 29. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30. Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust states requires that, subject to certain exceptions and limitation expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition, to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect with the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser

Western Asset Management Company — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors
James W. Hirschmann III
Jeffrey A. Nattans
F. Barry Bilson
Officers
Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer and President
James J. Flick	Director of Global Client Service and Marketing
Gavin L. James	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held
Jeffrey A. Nattans	Executive Vice President, Legg Mason, Inc.
Director of ClearBridge Investments, LLC
Director of Legg Mason Capital Management, LLC
Director of Legg Mason Investment Counsel, LLC
Director of Legg Mason Investment Counsel & Trust Company, N.A.
President and Director of LMOBC, Inc.
Director of PCM Holdings I, LLC
Director of PCM Holdings II, LLC
Director of Royce & Associates, LLC
Director of Permal Group Limited
Director of Legg Mason Private Portfolio Group, LLC

Officer/Director	Other Offices Held
Charles A. Ruys de Perez	Director, Western Asset Holdings (Australia) Pty. Ltd.
Director, WAM Australia
Director, WAML
Director, Western Singapore
Director, Western Japan

Following is a list of addresses for Item 31 with respect to WAM:

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte. Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

ClearBridge Investments, LLC (“Clear Investments”)

620 Eighth Avenue

New York, NY 10018

ClearBridge Asset Management, Inc. (“Clear Asset”)

620 Eighth Avenue

New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

100 First Stamford Place

Stamford, CT 06902

and

620 Eighth Avenue

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

620 Eighth Avenue

New York, NY 10018

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

and

620 Eighth Avenue

New York, NY 10018

Western Asset Management Company Limited (“WAML”)

10 Exchange Square

Primrose Street

London EC2A 2EN England

Western Asset Management Company Ltd (“Western Japan”)

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chome Chiyoda-Ku

Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 48

120 Collins Street

GPO Box 507

Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A 2EN England

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32. Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Global Asset Management Trust, Legg Mason Investment Trust, Legg Mason Tax-Free Income Fund, and Western Asset Funds, Inc.

LMIS is the placement agent for funds that are series of the Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Thomas J. Hirschmann	Manager and Co-Managing Director	None

Joseph A. Sullivan	Manager and Co-Managing Director	None

William M. Golden	Vice President	None

Matthew Schiffman 100 First Stamford Pl. Stamford, CT 06902-6732	Vice President	None

Jeremy O’Shea 100 First Stamford Pl. Stamford, CT 06902-6732	Vice President	None

Jason Bennett	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Kenneth Cieprisz 620 8th Avenue, 49th Floor New York, NY 10018	Chief Compliance Officer	None

Elisabeth F. Craig	Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Susan Kerr 100 First Stamford Pl. Stamford, CT 06902-6732	Anti Money Laundering Compliance Officer	None

All Addresses are 100 International Drive, Baltimore, MD 21202, unless otherwise indicated.

(c) Not applicable.

Item 33. Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Money Market Trust

620 Eighth Avenue, 49th Floor

New York, NY 10018

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Subadvisers:

(3)	c/o Western Asset Management Company

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5)	BNY Mellon Investment Servicing (US) INC.

P.O. Box 9699

Providence, RI 02940-9699

(6)	Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

With respect to the Registrant’s Distributor:

(7)	Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS MONEY MARKET TRUST, hereby certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 18th day of December, 2013.

LEGG MASON PARTNERS MONEY MARKET TRUST, on behalf of its series:

Western Asset Liquid Reserves

Western Asset U.S. Treasury Reserves

Western Asset Government Reserves

Western Asset Tax Free Reserves

Western Asset California Tax Free Money Market Fund

Western Asset Connecticut Municipal Money Market Fund

Western Asset New York Tax Free Money Market Fund

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on December 18, 2013.

Signature	Title

/s/ Kenneth D. Fuller Kenneth D. Fuller	President, Principal Executive Officer and Trustee

/s/ Richard F. Sennett Richard F. Sennett	Principal Financial Officer

/s/ Elliott J. Berv* Elliott J. Berv	Trustee

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee

/s/ Jane F. Dasher* Jane F. Dasher	Trustee

/s/ Mark T. Finn* Mark T. Finn	Trustee

/s/ Stephen R. Gross* Stephen R. Gross	Trustee

/s/ Richard E. Hanson, Jr.* Richard E. Hanson, Jr.	Trustee

/s/ Diana R. Harrington* Diana R. Harrington	Trustee

/s/ Susan M. Heilbron* Susan M. Heilbron	Trustee

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Alan G. Merten* Alan G. Merten	Trustee

/s/ R. Richardson Pettit* R. Richardson Pettit	Trustee

*By: /s/ Kenneth D. Fuller R. Kenneth D. Fuller

*	Attorney-in-Fact, pursuant to Power of Attorney.

SIGNATURES

Master Portfolio Trust has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Legg Mason Partners Money Market Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 18th day of December, 2013.

MASTER PORTFOLIO TRUST, on behalf of its series Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Government Portfolio and Tax Free Reserves Portfolio.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

This Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on December 18, 2013.

Signature	Title

/s/ Kenneth D. Fuller R. Kenneth D. Fuller	President, Principal Executive Officer and Trustee

/s/ Richard F. Sennett Richard F. Sennett	Principal Financial Officer

/s/ Elliott J. Berv* Elliott J. Berv	Trustee

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee

/s/ Jane F. Dasher* Jane F. Dasher	Trustee

/s/ Mark T. Finn* Mark T. Finn	Trustee

/s/ Stephen R. Gross* Stephen R. Gross	Trustee

/s/ Richard E. Hanson, Jr.* Richard E. Hanson, Jr.	Trustee

/s/ Diana R. Harrington* Diana R. Harrington	Trustee

/s/ Susan M. Heilbron* Susan M. Heilbron	Trustee

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Alan G. Merten* Alan G. Merten	Trustee

/s/ R. Richardson Pettit* R. Richardson Pettit	Trustee

*By: /s/ Kenneth D. Fuller Kenneth D. Fuller

*	Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(h)(4)	Board Resolutions regarding Expense Limitation Arrangements

(j)(1)	Consent of Independent Registered Public Accounting Firm

(o)(1)	Power of Attorney dated February 11, 2013.

(o)(2)	Power of Attorney dated May 15, 2013.

(o)(3)	Power of Attorney dated June 1, 2013.

(o)(4)	Power of Attorney with respect to Master Portfolio Trust dated February 11, 2013.

(o)(5)	Power of Attorney with respect to Master Portfolio Trust dated May 15, 2013.

(o)(6)	Power of Attorney with respect to Master Portfolio Trust dated June 1, 2013.